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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES


Investment Company Act file
number                              811-1424
      -------------------------------------------------------------------------


                                AIM Equity Funds
-------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


                11 Greenway Plaza, Suite 100 Houston, Texas 77046
-------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)


  Robert H. Graham   11 Greenway Plaza,   Suite 100   Houston, Texas   77046
-------------------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code:     (713) 626-1919
                                                   ----------------------------


Date of fiscal year end:         10/31
                        ---------------------------


Date of reporting period:       04/30/04
                         --------------------------

                                                      AIM AGGRESSIVE GROWTH FUND
                              Semiannual Report to Shareholders o April 30, 2004

                                  [COVER IMAGE]

YOUR GOALS. OUR SOLUTIONS.                   [AIM INVESTMENTS LOGO APPEARS HERE]
 --Registered Trademark--                             --Servicemark--

====================================================================================================================================
AIM Aggressive Growth Fund seeks to provide long-term growth of capital.
====================================================================================================================================

o Unless otherwise stated, information presented is as of 4/30/04 and is based on total net assets.

ABOUT SHARE CLASSES                          ABOUT INDEXES USED IN THIS REPORT             OTHER INFORMATION
o Effective 9/30/03, Class B shares are      o The unmanaged Standard & Poor's             o The returns shown in the Management's
not available as an investment for           Composite Index of 500 Stocks (the S&P        Discussion of Fund Performance are based
retirement plans maintained pursuant to      500--Registered Trademark-- index) is an      on net asset values calculated for
Section 401 of the Internal Revenue Code,    index of common stocks frequently used as     shareholder transactions. Generally
including 401(k) plans, money purchase       a general measure of U.S. stock market        accepted accounting principles require
pension plans and profit sharing plans.      performance.                                  adjustments to be made to the net assets
Plans that have existing accounts                                                          of the fund at period end for financial
invested in Class B shares will continue     o The unmanaged Russell                       reporting purposes, and as such, the net
to be allowed to make additional             Midcap--Registered Trademark-- Growth         asset value for shareholder transactions
purchases.                                   Index is a subset of the Russell              and the returns based on the net asset
                                             Midcap--Registered Trademark-- Index,         values may differ from the net asset
o Class R shares are available only to       which represents the performance of the       values and returns reported in the
certain retirement plans. Please see the     stocks of domestic mid-capitalization         Financial Highlights.
prospectus for more information.             companies; the Growth subset measures the
                                             performance of Russell Midcap companies       o Industry classifications used in this
PRINCIPAL RISKS OF INVESTING IN THE FUND     with higher price/book ratios and higher      report are generally according to the
o Investing in small and mid-size            forecasted growth values.                     Global Industry Classification Standard,
companies involves risks not associated                                                    which was developed by and is the
with investing in more established           o The unmanaged MSCI World Index tracks       exclusive property and a service mark of
companies. Also, small companies have        the performance of approximately 50           Morgan Stanley Capital International Inc.
business risk, significant stock price       countries covered by Morgan Stanley           and Standard & Poor's.
fluctuations and illiquidity.                Capital International that are considered
                                             developed markets.                            o Bloomberg, Inc. is a well-known
o International investing presents                                                         independent financial research firm.
certain risks not associated with            o The unmanaged Lipper Mid-Cap Growth
investing solely in the United States.       Fund Index represents an average of the       A description of the policies and
These include risks relating to              performance of the 30 largest                 procedures that the fund uses to
fluctuations in the value of the U.S.        mid-capitalization growth funds tracked       determine how to vote proxies relating to
dollar relative to the values of other       by Lipper, Inc., an independent mutual        portfolio securities is available without
currencies, the custody arrangements made    fund performance monitor.                     charge, upon request, by calling
for the fund's foreign holdings,                                                           800-959-4246, or on the AIM Web site,
differences in accounting, political         o The fund is not managed to track the        AIMinvestments.com.
risks and the lesser degree of public        performance of any particular index,
information required to be provided by       including the indexes defined here, and
non-U.S. companies. The fund may invest      consequently, the performance of the fund
up to 25% of its assets in the securities    may deviate significantly from the
of non-U.S. issuers.                         performance of the indexes.

                                             o A direct investment cannot be made in
                                             an index. Unless otherwise indicated,
                                             index results include reinvested
                                             dividends, and they do not reflect sales
                                             charges.

=====================================================                                      THIS REPORT MUST BE ACCOMPANIED OR
NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE                                      PRECEDED BY A CURRENTLY EFFECTIVE FUND
=====================================================                                      PROSPECTUS, WHICH CONTAINS MORE COMPLETE
                                                                                           INFORMATION, INCLUDING SALES CHARGES AND
                                                                                           EXPENSES. READ IT CAREFULLY BEFORE YOU
                                                                                           INVEST.

AIMinvestments.com

TO OUR SHAREHOLDERS

                    DEAR FELLOW SHAREHOLDER IN THE AIM FAMILY OF
                    FUNDS--Registered Trademark--:

[PHOTO OF           For most of the six-month period covered by this report,
ROBERT H.           major stock market indexes delivered positive performance as
GRAHAM]             economies strengthened both here and abroad. In the United
                    States, gross domestic product steadily improved, while
ROBERT H. GRAHAM    overseas, economic recovery took hold, especially in Asia.
                    In March and April, however, markets lagged as concerns arose about geopolitical events and the possibility that the U.S. Federal Reserve may raise interest rates.

                       Additionally, what's known as a sector rotation took
                    place. During much of 2003, the information technology sector was the favorite of U.S. and foreign investors. The sector's performance turned negative early in 2004, however, as investors switched to more defensive sectors they tend to favor when conditions seem uncertain. For the last month of the reporting period, only three sectors of the 10 in the S&P 500 Index produced positive returns, including health care and consumer staples. The third positive sector was energy, riding the wave of rising oil and gas prices. Stocks in the MSCI World Index displayed a similar performance pattern, reflecting the global nature of the rotation.

THE CASE FOR MUTUAL FUND INVESTING

A period like the one covered by this report is a prime argument for the long-term perspective mutual fund companies always advocate. As we have said on many occasions, no one can consistently predict how markets will perform. And because markets can move with such abruptness, missing out on a few of the best days in the market can diminish your long-term results significantly. Staying invested, we believe, is the best strategy.

   The market volatility experienced over the past six months is also a powerful argument for the diversification offered by mutual funds. For a modest initial investment, mutual fund shareholders can diversify across asset classes, regions, investment styles and market capitalizations. Diversification can offer protection during market downturns because a portfolio made up of a broad spectrum of investments will not bear the full brunt of the decline in any particular security, market, or sector.

VISIT AIMINVESTMENTS.COM FOR REGULATORY UPDATES

For the latest information about ongoing regulatory matters, including proposed rules and regulations regarding the mutual fund industry, please visit our Web site, AIMinvestments.com. We continue to post updates as information becomes available. We also encourage you to visit our Web site for general investing information, performance updates on our funds, and market and economic commentary from our financial experts.

IMPORTANT ANNOUNCEMENT ABOUT YOUR FUND'S MANAGERS

Bob Kippes, who has been part of the management team for AIM Aggressive Growth Fund since 1992, resigned from the fund's management team in April 2004 in anticipation of retiring from AIM effective May 31, 2004. Jay Rushin, who worked with Mr. Kippes for six years, became the fund's lead manager on April 20, 2004. Mr. Kippes' departure will not change the objective, strategy, or management philosophy of the fund. All of us at AIM appreciate Mr. Kippes' years of dedicated service to AIM Investments and to fund shareholders. He has played an important role in AIM's success, and we wish him the best in his future endeavors.

   For information on how your fund performed and was managed during the six months covered by this report, please read your fund managers' discussion on the following pages. We hope you find it informative.

   As always, AIM is committed to building solutions for your investment goals, and we thank you for your continued participation in AIM Investments. If you have any questions, please contact our Client Service representatives at 800-959-4246.

Sincerely,

/s/ ROBERT H. GRAHAM
------------------------
Robert H. Graham
Chairman and President
May 26, 2004

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

FUND FOCUSED ON ECONOMICALLY SENSITIVE STOCKS                                                 Energy, telecommunications services
                                                                                           and health care were the best-performing
For the six months ended April 30, 2004,     MARKET CONDITIONS                             sectors of the S&P 500 Index as
AIM Aggressive Growth Fund, Class A                                                        investors rotated into more defensive
shares, returned 4.56% at net asset             The economy exhibited signs of             stocks. Information technology, consumer
value. (Had the effects of front-end         strength for most of the reporting            discretionary and financials were the
sales charges had been included, the         period. The nation's gross domestic           weakest performers. With the exception
return would have been lower.) For the       product, the broadest measure of              of information technology, all sectors
performance of other share classes,          economic activity, expanded at an             of the index posted gains for the six
please see page 3. The fund                  annualized rate of 4.1% in the fourth         months.
underperformed the S&P 500 Index and the     quarter of 2003 and 4.4% in the first
Russell Midcap Growth Index, which           quarter of 2004. The unemployment rate          Small-cap stocks generally
returned 6.27% and 5.74%, respectively,      was 5.6% at the end of April. However,        outperformed mid- and large-cap stocks
but outperformed Lipper Mid-Cap Growth       there were signs that the job market          while value stocks generally
Fund Index, which returned 3.54% over        could be improving. The number of new         outperformed growth stocks.
the same period.                             non-farm jobs created rose from 83,000
                                             in February to 353,000 in March and           YOUR FUND
   The portfolio invests primarily in        346,000 in April.
mid- and small-cap growth stocks. The                                                      During the reporting period, we shifted
fund underperformed the S&P 500 Index           Corporate earnings also improved.          more of the fund's assets into the
because that benchmark includes value        According to Bloomberg, 410 companies in      stocks of companies we believed could
stocks, which generally outperformed         the S&P 500 Index had reported earnings       potentially benefit from improving
growth stocks over the period. The fund      for the first quarter of 2004 as of           economic and market conditions. We
lagged the Russell Midcap Growth Index       April 30, 2004. A total of 75.6% of           increased the portfolio's exposure to
because it was overweight relative to        those companies reported earnings that        the information technology, consumer
the index in information technology          exceeded analysts' expectations.              discretionary and industrials sectors.
stocks, which generally sustained                                                          At the same time, we reduced the fund's
losses, and underweight in consumer             The S&P 500 Index declined during the      financials and health care holdings.
staples stocks, which generally              final two months of the period amid a         Please keep in mind that our
performed well. We believe the fund          backdrop of concerns that the Federal         stock-selection process is based on an
outperformed its Lipper peer group index     Reserve (the Fed) would raise interest        analysis of individual companies. The
because of stock selection, particularly     rates. However, the Fed maintained the        fund's sector weightings are primarily a
its focus on higher-quality stocks.          federal funds target rate at 1.00%--its       byproduct of this process.
                                             lowest level since 1958-- throughout the
                                             reporting period.                             This strategy benefited fund
                                                                                           performance during the first half of the
                                                                                           reporting period when more aggressive
                                                                                           sectors such as information technology
                                                                                           were in favor and


===================================================================================================================================
TOP 10 Equity Holdings*                                        TOP 10 Industries*
 1. Alliance Data Systems Corp.              2.3%               1. Semiconductors                          11.1%
 2. Investors Financial Services Corp.       2.2                2. Specialty Stores                         7.0
 3. Maxim Integrated Products, Inc.          2.0                3. Data Processing & Outsourced Services    6.5
 4. Apollo Group, Inc.-Class A               2.0                4. Diversified Commercial Services          5.8
 5. Staples, Inc.                            2.0                5. Asset Management & Custody Banks         5.0
 6. Robert Half International Inc.           1.9                6. Communications Equipment                 3.9
 7. CDW Corp.                                1.8                7. Health Care Equipment                    3.8
 8. Danaher Corp.                            1.6                8. Apparel Retail                           3.2
 9. Caremark Rx, Inc.                        1.6                9. Industrial Machinery                     3.0
10. Fisher Scientific International Inc.     1.6               10. Broadcasting & Cable TV                  2.8


*Excludes money market fund holdings. The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.
===================================================================================================================================

detracted from it during the second half        Detracting from fund performance were                       KARL F. FARMER
when more defensive sectors such as          Taro Pharmaceutical, which develops and                        Mr. Farmer, Chartered
health care were in favor. For the entire    markets pharmaceutical products, and AMIS         [FARMER      Financial Analyst,
reporting period, the sectors that had       Holdings, which manufactures                      PHOTO]       joined AIM in July of
the most positive impact on performance      semiconductors. Taro's stock declined                          1998, after spending
were health care, industrials and energy.    after the company reported first quarter                       six years as a
Information technology was the only          2004 earnings that failed to meet             pension actuary, focusing on retirement
sector that detracted from fund              analysts' expectations due to an increase     plans and other benefit programs. He
performance.                                 in expenses for a major product launch.       earned a B.S. in economics from Texas A&M
                                             The fund continues to hold the stock          University, graduating magna cum laude.
   We observed that the stocks of            because we believe the company's sales        He subsequently earned his M.B.A. in
higher-quality companies outperformed        may benefit from these new products. We       finance from The Wharton School at the
during the reporting period, and this        believe AMIS Holdings' stock declined in      University of Pennsylvania.
trend was reflected in the stocks that       tandem with the stocks of other
performed best for the fund. One of our      information technology companies. AMIS                         JAY K. RUSHIN
top holdings, Apollo Group, is a leading     reported a 25% increase in revenue for            [RUSHIN      Mr. Rushin, Chartered
provider of higher education programs for    the first quarter of 2004 compared to the         PHOTO]       Financial Analyst,
working adults. Its subsidiaries include     same quarter for the previous year, so we                      became lead portfilio
the University of Phoenix, which offers      continued to hold the stock.                                   manager of  AIM
degree programs at more than 100 learning                                                                   Aggressive Growth
centers and through the Internet. The        IN CLOSING                                    Fund on April 20, 2004. He began his
company reported a nearly 50% increase in                                                  investment career in 1994 when he joined
net income for the quarter ended February    Throughout the reporting period, we           AIM  as a portfolio administrator. In
29, 2004, compared to the same period for    remained committed to the fund's              1996, he left AIM to work as an
the previous year as enrollment at the       investment objective of seeking long-term     associate equity analyst at Prudential
University of Phoenix exceeded the           growth of capital, by investing               Securities. He returned to AIM as an
200,000 mark.                                principally in the stocks of companies        equity analyst on AIM's small-cap  funds
                                             whose earnings we believe will grow more      in 1998 and was promoted to senior
   Fisher Scientific International, one      than 15% per year.                            analyst in 2000. A native of
of the world's leading wholesale                                                           Gaithersburg, MD, Mr. Rushin holds a
distributors of scientific equipment and        See important fund and index               B.A. in English from Florida State
instruments, also was a positive                disclosures inside front cover.            University.
contributor to fund performance. The
company, which has been involved in a                                                      Assisted by the Aggressive Growth Team.
number of acquisitions in recent months,
reported record sales and earnings for
the first quarter of 2004.



======================================================================================
FUND VS. INDEXES

Total returns 10/31/03-4/30/04 excluding applicable front-end and contingent deferred sales charges. If sales charges were included, returns would be lower.

CLASS A SHARES                                                     4.56%

CLASS B SHARES                                                     4.06

CLASS C SHARES                                                     4.06

CLASS R SHARES                                                     4.24

S&P 500 INDEX (BROAD MARKET INDEX)                                 6.27

RUSSELL MIDCAP GROWTH INDEX (STYLE-SPECIFIC INDEX)                 5.74

LIPPER MID-CAP GROWTH FUND INDEX (PEER GROUP INDEX)                3.54

Source: Lipper, Inc.

TOTAL NUMBER OF HOLDINGS*                                           124
TOTAL NET ASSETS                                          $2.25 billion

======================================================================================     [RIGHT ARROW GRAPHIC]

                                                                                           FOR A PRESENTATION OF YOUR FUND'S
                                                                                           LONG-TERM PERFORMANCE RECORD,
                                                                                           PLEASE TURN THE PAGE.

LONG-TERM PERFORMANCE

YOUR FUND'S LONG-TERM PERFORMANCE

Below you will find a presentation of your fund's long-term performance record for periods ended 4/30/04, the close of the six-month period covered by this report. As required by industry regulations, we also present long-term performance for periods ended 3/31/04, the most recent calendar quarter-end.

Please read the important disclosure accompanying these tables, which explains how fund performance is calculated and the sales charges, if any, that apply to the share class in which you are invested.

===================================================================================================================================
AVERAGE ANNUAL TOTAL RETURNS                 AVERAGE ANNUAL TOTAL RETURNS                   Class A share performance reflects the
As of 4/30/04, including applicable          As of 3/31/04, including applicable         maximum 5.50% sales charge, and Class B
sales charges                                sales charges                               and Class C share performance reflects
CLASS A SHARES                               CLASS A SHARES                              the applicable contingent deferred sales
Inception (5/1/84)              11.54%       Inception (5/1/84)         11.72%           charge (CDSC) for the period involved.
10 Years                         8.50        10 Years                    8.96            The CDSC on Class B shares declines from
5 Years                          1.44        5 Years                     2.64            5% beginning at the time of purchase to
1 Year                          19.59        1 Year                     28.78            0% at the beginning of the seventh year.
                                                                                         The CDSC on Class C shares is 1% for the
CLASS B SHARES                               CLASS B SHARES                              first year after purchase. Class R shares
Inception (3/1/99)               2.91%       Inception (3/1/99)          3.45%           do not have a front-end sales charge;
5 Years                          1.48        5 Years                     2.69            returns shown are at net asset value and
1 Year                          20.45        1 Year                     30.15            do not reflect a 0.75% CDSC that may be
                                                                                         imposed on a total redemption of
CLASS C SHARES                               CLASS C SHARES                              retirement plan assets within the first
Inception (3/1/99)               3.06%       Inception (3/1/99)          3.58%           year. Had the advisor not waived fees
5 Years                          1.78        5 Years                     2.96            and/or reimbursed expenses in the past,
1 Year                          24.63        1 Year                     34.00            Class A and Class R share performance
                                                                                         would have been lower. The performance of
CLASS R SHARES                               CLASS R SHARES                              the fund's share classes will differ due
10 Years                         8.82%       10 Years                    9.29%           to different sales charge structures and
5 Years                          2.31        5 Years                     3.53            class expenses.
1 Year                          26.05        1 Year                     35.74

Class R shares' inception date is 6/3/02.    The performance data quoted represent
Returns since that date are historical       past performance and cannot guarantee
returns. All other returns are blended       comparable future results; current
returns of historical Class R share          performance may be lower or higher.
performance and restated Class A share       Please visit AIMinvestments.com for the
performance (for periods prior to the        most recent month-end performance.
inception date of Class R shares) at net     Performance figures reflect reinvested
asset value, adjusted to reflect the         distributions, changes in net asset value
higher Rule 12b-1 fees applicable to         and the effect of the maximum sales
Class R shares. Class A shares' inception    charge unless otherwise stated.
date is 5/1/84.                              Investment return and principal value
                                             will fluctuate so that you may have a
                                             gain or loss when you sell shares.

===================================================================================================================================

                                                                                          [ARROW
                                                                                          BUTTON  For More Information Visit
                                                                                          IMAGE]  AIMinvestments.com



SUPPLEMENT TO SEMIANNUAL REPORT DATED 4/30/04

AIM AGGRESSIVE GROWTH FUND

INSTITUTIONAL CLASS SHARES                   AVERAGE ANNUAL TOTAL RETURNS                 Please note that past performance is not
                                             For periods ended 4/30/04                    indicative of future results. More recent
The following information has been                                                        returns may be more or less than those
prepared to provide Institutional Class      Inception (3/15/02)      -0.10%            shown. All returns assume reinvestment of
shareholders with a performance overview     1 Year                   27.14               distributions at net asset value.
specific to their holdings. Institutional    6 Months*                 4.74               Investment return and principal value
Class shares are offered exclusively to                                                   will fluctuate so your shares, when
institutional investors, including           AVERAGE ANNUAL TOTAL RETURNS                 redeemed, may be worth more or less than
defined contribution plans that meet         For periods ended 3/31/04, most recent       their original cost. See full report for
certain criteria. Performance of             calendar quarter-end                         information on comparative benchmarks.
Institutional Class shares will differ                                                    Please consult your fund prospectus for
from performance of other share classes      Inception (3/15/02)      1.02%             more information. For the most current
due to differing sales charges and class     1 Year                  37.04                month-end performance, please call
expenses.                                    6 Months*               15.83                800-451-4246 or visit AIMinvestments.com.

                                             *Cumulative total return that has not
                                             been annualized

                                             Institutional Class shares have no sales
                                             charge; therefore, performance is at NAV.


FOR INSTITUTIONAL INVESTOR USE ONLY

This material is prepared for institutional investor use only and may not be quoted, reproduced or shown to members of the public, nor used in written form as sales literature for public use.


                           YOUR GOALS. OUR SOLUTIONS.
                            --Registered Trademark--

AIMinvestments.com          AGRO-INS-2       [AIM INVESTMENTS LOGO APPEARS HERE]
                                                        --Servicemark--

FINANCIALS

SCHEDULE OF INVESTMENTS

April 30, 2004
(Unaudited)

                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------
COMMON STOCKS-98.26%

ADVERTISING-2.33%

Lamar Advertising Co.(a)(b)                        500,000   $   20,530,000
---------------------------------------------------------------------------
Omnicom Group Inc.                                 400,000       31,804,000
===========================================================================
                                                                 52,334,000
===========================================================================

AEROSPACE & DEFENSE-1.17%

Engineered Support Systems, Inc.                   350,000       17,020,500
---------------------------------------------------------------------------
L-3 Communications Holdings, Inc.                  150,000        9,261,000
===========================================================================
                                                                 26,281,500
===========================================================================

AIR FREIGHT & LOGISTICS-1.81%

Expeditors International of Washington, Inc.       500,000       20,095,000
---------------------------------------------------------------------------
Robinson (C.H.) Worldwide, Inc.                    500,000       20,520,000
===========================================================================
                                                                 40,615,000
===========================================================================

APPAREL RETAIL-3.24%

Aeropostale, Inc.(a)                               600,000       13,194,000
---------------------------------------------------------------------------
Chico's FAS, Inc.(a)(b)                            250,000       10,182,500
---------------------------------------------------------------------------
Foot Locker, Inc.                                  500,000       12,000,000
---------------------------------------------------------------------------
Hot Topic, Inc.(a)                                 625,000       13,912,500
---------------------------------------------------------------------------
Men's Wearhouse, Inc. (The)(a)(b)                  500,000       12,745,000
---------------------------------------------------------------------------
Pacific Sunwear of California, Inc.(a)             500,000       10,735,000
===========================================================================
                                                                 72,769,000
===========================================================================

APPAREL, ACCESSORIES & LUXURY GOODS-0.47%

Coach, Inc.(a)                                     250,000       10,650,000
===========================================================================

APPLICATION SOFTWARE-2.32%

Citrix Systems, Inc.(a)                            750,000       14,287,500
---------------------------------------------------------------------------
Cognos, Inc. (Canada)(a)                           550,000       17,341,500
---------------------------------------------------------------------------
Fair Issac Corp.                                   300,000       10,116,000
---------------------------------------------------------------------------
Siebel Systems, Inc.(a)                          1,000,000       10,280,000
===========================================================================
                                                                 52,025,000
===========================================================================

ASSET MANAGEMENT & CUSTODY BANKS-4.96%

Affiliated Managers Group, Inc.(a)(b)              300,000       14,610,000
---------------------------------------------------------------------------
Investors Financial Services Corp.               1,250,000       48,587,500
---------------------------------------------------------------------------
Legg Mason, Inc.                                   300,000       27,618,000
---------------------------------------------------------------------------
T. Rowe Price Group Inc.                           400,000       20,512,000
===========================================================================
                                                                111,327,500
===========================================================================

AUTO PARTS & EQUIPMENT-0.71%

Gentex Corp.                                       250,000        9,832,500
---------------------------------------------------------------------------
Lear Corp.                                         100,000        6,062,000
===========================================================================
                                                                 15,894,500
===========================================================================

BIOTECHNOLOGY-0.82%

Invitrogen Corp.(a)                                150,000       10,834,500
---------------------------------------------------------------------------

---------------------------------------------------------------------------
                                                                 MARKET
                                                 SHARES          VALUE
BIOTECHNOLOGY-(CONTINUED)

NPS Pharmaceuticals, Inc.(a)                       300,000   $    7,515,000
===========================================================================
                                                                 18,349,500
===========================================================================

BROADCASTING & CABLE TV-2.76%

Citadel Broadcasting Co.(a)                      1,000,000       17,350,000
---------------------------------------------------------------------------
Entercom Communications Corp.(a)                   350,000       15,960,000
---------------------------------------------------------------------------
Univision Communications Inc.-Class A(a)(b)        850,000       28,772,500
===========================================================================
                                                                 62,082,500
===========================================================================

CASINOS & GAMING-0.28%

Alliance Gaming Corp.(a)                           250,000        6,242,500
===========================================================================

COMMUNICATIONS EQUIPMENT-3.89%

Avaya Inc.(a)                                      400,000        5,472,000
---------------------------------------------------------------------------
Avocent Corp.(a)                                   350,000       11,231,500
---------------------------------------------------------------------------
Comverse Technology, Inc.(a)(b)                  2,000,000       32,720,000
---------------------------------------------------------------------------
Plantronics, Inc.(a)                               528,600       20,060,370
---------------------------------------------------------------------------
Polycom, Inc.(a)                                   500,000        9,540,000
---------------------------------------------------------------------------
Tekelec(a)                                         500,000        8,335,000
===========================================================================
                                                                 87,358,870
===========================================================================

COMPUTER & ELECTRONICS RETAIL-0.97%

Best Buy Co., Inc.                                 400,000       21,700,000
===========================================================================

COMPUTER STORAGE & PERIPHERALS-0.57%

Electronics for Imaging, Inc.(a)(b)                500,000       12,690,000
===========================================================================

CONSTRUCTION & FARM MACHINERY & HEAVY
  TRUCKS-1.49%

Deere & Co.                                        300,000       20,412,000
---------------------------------------------------------------------------
Joy Global Inc.                                    500,000       13,125,000
===========================================================================
                                                                 33,537,000
===========================================================================

CONSUMER ELECTRONICS-0.25%

Harman International Industries, Inc.               75,000        5,688,750
===========================================================================

DATA PROCESSING & OUTSOURCED SERVICES-6.45%

Alliance Data Systems Corp.(a)                   1,500,000       52,155,000
---------------------------------------------------------------------------
CheckFree Corp.(a)(b)                              500,000       15,020,000
---------------------------------------------------------------------------
Euronet Worldwide, Inc.(a)(b)                      500,000        9,715,000
---------------------------------------------------------------------------
Fiserv, Inc.(a)                                    517,500       18,919,800
---------------------------------------------------------------------------
Iron Mountain Inc.(a)(b)                           250,000       11,377,500
---------------------------------------------------------------------------
Paychex, Inc.                                      400,000       14,912,000
---------------------------------------------------------------------------
SunGard Data Systems Inc.(a)                       875,000       22,811,250
===========================================================================
                                                                144,910,550
===========================================================================

                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------

DIVERSIFIED COMMERCIAL SERVICES-5.80%

Apollo Group, Inc.-Class A(a)                      500,000   $   45,440,000
---------------------------------------------------------------------------
Cintas Corp.(b)                                    575,000       25,852,000
---------------------------------------------------------------------------
Corporate Executive Board Co. (The)                500,000       25,825,000
---------------------------------------------------------------------------
CoStar Group Inc.(a)                               400,000       15,772,000
---------------------------------------------------------------------------
University of Phoenix Online(a)                    200,000       17,412,000
===========================================================================
                                                                130,301,000
===========================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-1.02%

Rockwell Automation, Inc.                          700,000       22,883,000
===========================================================================

ELECTRONIC EQUIPMENT MANUFACTURERS-2.76%

Agilent Technologies, Inc.(a)                      550,000       14,855,500
---------------------------------------------------------------------------
Littelfuse, Inc.(a)                                200,000        7,680,000
---------------------------------------------------------------------------
National Instruments Corp.(b)                      375,000       11,460,000
---------------------------------------------------------------------------
Tektronix, Inc.                                    400,000       11,840,000
---------------------------------------------------------------------------
Waters Corp.(a)(b)                                 375,000       16,181,250
===========================================================================
                                                                 62,016,750
===========================================================================

EMPLOYMENT SERVICES-1.94%

Robert Half International Inc.(a)(b)             1,600,000       43,632,000
===========================================================================

GENERAL MERCHANDISE STORES-0.12%

Fred's, Inc.                                       150,000        2,785,500
===========================================================================

HEALTH CARE DISTRIBUTORS-1.47%

Henry Schein, Inc.(a)(b)                           175,000       12,332,250
---------------------------------------------------------------------------
Omnicare, Inc.(b)                                  500,000       20,740,000
===========================================================================
                                                                 33,072,250
===========================================================================

HEALTH CARE EQUIPMENT-3.75%

ResMed Inc.(a)(b)                                  500,000       24,640,000
---------------------------------------------------------------------------
St. Jude Medical, Inc.(a)                          300,000       22,878,000
---------------------------------------------------------------------------
Varian Medical Systems, Inc.(a)                    150,000       12,876,000
---------------------------------------------------------------------------
Zimmer Holdings, Inc.(a)                           300,000       23,955,000
===========================================================================
                                                                 84,349,000
===========================================================================

HEALTH CARE FACILITIES-1.12%

Health Management Associates, Inc.-Class A(b)      500,000       11,565,000
---------------------------------------------------------------------------
Triad Hospitals, Inc.(a)                           400,000       13,604,000
===========================================================================
                                                                 25,169,000
===========================================================================

HEALTH CARE SERVICES-1.92%

Caremark Rx, Inc.(a)                             1,050,000       35,542,500
---------------------------------------------------------------------------
VistaCare, Inc.-Class A(a)                         300,000        7,557,000
===========================================================================
                                                                 43,099,500
===========================================================================

HEALTH CARE SUPPLIES-2.10%

Cooper Cos., Inc. (The)(b)                         225,000       12,150,000
---------------------------------------------------------------------------
Fisher Scientific International Inc.(a)(b)         600,000       35,130,000
===========================================================================
                                                                 47,280,000
===========================================================================

---------------------------------------------------------------------------
                                                                 MARKET
                                                 SHARES          VALUE

INDUSTRIAL CONGLOMERATES-0.43%

Textron Inc.                                       175,000   $    9,656,500
===========================================================================

INDUSTRIAL MACHINERY-2.97%

Danaher Corp.                                      400,000       37,008,000
---------------------------------------------------------------------------
Eaton Corp.                                        500,000       29,690,000
===========================================================================
                                                                 66,698,000
===========================================================================

INTERNET SOFTWARE & SERVICES-0.55%

United Online, Inc.(a)(b)                          750,000       12,450,000
===========================================================================

INVESTMENT BANKING & BROKERAGE-1.39%

Edwards (A.G.), Inc.                               150,000        5,488,500
---------------------------------------------------------------------------
Lehman Brothers Holdings Inc.                      350,000       25,690,000
===========================================================================
                                                                 31,178,500
===========================================================================

IT CONSULTING & OTHER SERVICES-1.63%

Acxiom Corp.                                       600,000       13,884,000
---------------------------------------------------------------------------
CACI International Inc.-Class A(a)                 500,000       22,750,000
===========================================================================
                                                                 36,634,000
===========================================================================

LEISURE PRODUCTS-0.55%

Brunswick Corp.                                    300,000       12,333,000
===========================================================================

MANAGED HEALTH CARE-0.34%

Health Net Inc.(a)                                 300,000        7,632,000
===========================================================================

MULTI-LINE INSURANCE-0.29%

HCC Insurance Holdings, Inc.                       200,000        6,404,000
===========================================================================

PHARMACEUTICALS-2.37%

Barr Pharmaceuticals Inc.(a)                       300,000       12,426,000
---------------------------------------------------------------------------
IVAX Corp.(a)                                      300,000        6,390,000
---------------------------------------------------------------------------
Medicis Pharmaceutical Corp.-Class A               400,000       17,168,000
---------------------------------------------------------------------------
Taro Pharmaceutical Industries Ltd.
  (Israel)(a)(b)                                   400,000       17,300,000
===========================================================================
                                                                 53,284,000
===========================================================================

PUBLISHING-1.75%

Belo Corp.-Class A                                 425,000       12,095,500
---------------------------------------------------------------------------
Getty Images, Inc.(a)(b)                           500,000       27,300,000
===========================================================================
                                                                 39,395,500
===========================================================================

REGIONAL BANKS-0.92%

Commerce Bancorp, Inc.(b)                          150,000        8,551,500
---------------------------------------------------------------------------
Southwest Bancorp. of Texas, Inc.                  300,000       12,201,000
===========================================================================
                                                                 20,752,500
===========================================================================

RESTAURANTS-0.65%

Krispy Kreme Doughnuts, Inc.(a)(b)                 450,000       14,629,500
===========================================================================

SEMICONDUCTOR EQUIPMENT-1.52%

MEMC Electronic Materials, Inc.(a)               2,000,000       15,940,000
---------------------------------------------------------------------------
Novellus Systems, Inc.(a)                          625,000       18,100,000
===========================================================================
                                                                 34,040,000
===========================================================================

                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------

SEMICONDUCTORS-11.11%

Altera Corp.(a)                                  1,250,000   $   25,012,500
---------------------------------------------------------------------------
AMIS Holdings, Inc.(a)                           1,250,000       18,026,250
---------------------------------------------------------------------------
Analog Devices, Inc.                               650,000       27,690,000
---------------------------------------------------------------------------
Broadcom Corp.-Class A(a)                          350,000       13,216,000
---------------------------------------------------------------------------
Fairchild Semiconductor International,
  Inc.(a)                                          400,000        7,788,000
---------------------------------------------------------------------------
Intersil Corp.-Class A                             750,000       14,812,500
---------------------------------------------------------------------------
Linear Technology Corp.                            650,000       23,159,500
---------------------------------------------------------------------------
Marvell Technology Group Ltd. (Bermuda)(a)(b)      575,000       22,269,750
---------------------------------------------------------------------------
Maxim Integrated Products, Inc.                  1,000,000       45,990,000
---------------------------------------------------------------------------
Microchip Technology Inc.(b)                     1,250,000       35,025,000
---------------------------------------------------------------------------
OmniVision Technologies, Inc.(a)(b)                750,000       16,726,500
===========================================================================
                                                                249,716,000
===========================================================================

SPECIALIZED FINANCE-0.50%

Moody's Corp.                                      175,000       11,289,250
===========================================================================

SPECIALTY CHEMICALS-0.44%

Valspar Corp. (The)                                200,000        9,930,000
===========================================================================

SPECIALTY STORES-7.00%

Pep Boys (The)-Manny, Moe & Jack                   275,000        7,554,250
---------------------------------------------------------------------------
PETCO Animal Supplies, Inc.(a)                     350,000       10,276,000
---------------------------------------------------------------------------
Regis Corp.                                        303,000       13,156,260
---------------------------------------------------------------------------
Staples, Inc.                                    1,750,000       45,080,000
---------------------------------------------------------------------------
Tiffany & Co.                                      500,000       19,500,000
---------------------------------------------------------------------------
Tractor Supply Co.(a)                              750,000       29,295,000
---------------------------------------------------------------------------
Williams-Sonoma, Inc.(a)(b)                      1,000,000       32,480,000
===========================================================================
                                                                157,341,510
===========================================================================

SYSTEMS SOFTWARE-2.51%

Accelr8 Technology Corp.(a)                         29,424           75,620
---------------------------------------------------------------------------
Adobe Systems Inc.                                 350,000       14,469,000
---------------------------------------------------------------------------
BMC Software, Inc.(a)                            1,000,000       17,300,000
---------------------------------------------------------------------------
Network Associates, Inc.(a)                        500,000        7,840,000
---------------------------------------------------------------------------
VERITAS Software Corp.(a)                          625,000       16,668,750
===========================================================================
                                                                 56,353,370
===========================================================================

---------------------------------------------------------------------------
                                                                 MARKET
                                                 SHARES          VALUE

TECHNOLOGY DISTRIBUTORS-1.81%

CDW Corp.(b)                                       650,000   $   40,618,500
===========================================================================

THRIFTS & MORTGAGE FINANCE-0.84%

New York Community Bancorp, Inc.(b)                750,000       18,802,500
===========================================================================

TRADING COMPANIES & DISTRIBUTORS-1.77%

Fastenal Co.(b)                                    400,000       21,948,000
---------------------------------------------------------------------------
MSC Industrial Direct Co., Inc.-Class A            625,000       17,912,500
===========================================================================
                                                                 39,860,500
===========================================================================

TRUCKING-0.43%

Sirva Inc.(a)                                      419,800        9,751,954
===========================================================================
    Total Common Stocks (Cost $1,829,739,865)                 2,207,795,254
===========================================================================

MONEY MARKET FUNDS-1.89%

Liquid Assets Portfolio-Institutional
  Class(c)                                      21,226,008       21,226,008
---------------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(c)     21,226,008       21,226,008
===========================================================================
    Total Money Market Funds (Cost
      $42,452,016)                                               42,452,016
===========================================================================
TOTAL INVESTMENTS-100.15% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost
  $1,872,191,881)                                             2,250,247,270
===========================================================================
INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-13.86%

Liquid Assets Portfolio-Institutional
  Class(c)(d)                                  155,673,947      155,673,947
---------------------------------------------------------------------------
STIC Prime Portfolio-Institutional
  Class(c)(d)                                  155,673,947      155,673,947
===========================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $311,347,894)                                       311,347,894
===========================================================================
TOTAL INVESTMENTS-114.01% (Cost
  $2,183,539,775)                                             2,561,595,164
===========================================================================
OTHER ASSETS LESS LIABILITIES-(14.01%)                         (314,815,761)
===========================================================================
NET ASSETS-100.00%                                           $2,246,779,403
___________________________________________________________________________
===========================================================================

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) All or a portion of this security has been pledged as collateral for securities lending transactions at April 30, 2004.
(c) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(d) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 7.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2004
(Unaudited)

ASSETS:

Investments, at market value (cost
  $1,829,739,865)*                            $2,207,795,254
------------------------------------------------------------
Investments in affiliated money market funds
  (cost $353,799,910)                            353,799,910
============================================================
    Total investments (cost $2,183,539,775)    2,561,595,164
============================================================
Cash                                               4,159,052
------------------------------------------------------------
Receivables for:
  Investments sold                                73,930,832
------------------------------------------------------------
  Fund shares sold                                 2,973,096
------------------------------------------------------------
  Dividends                                          823,273
------------------------------------------------------------
Investment for deferred compensation and
  retirement plans                                   146,162
------------------------------------------------------------
Other assets                                          58,119
============================================================
    Total assets                               2,643,685,698
____________________________________________________________
============================================================

LIABILITIES:

Payables for:
  Investments purchased                           77,482,754
------------------------------------------------------------
  Fund shares reacquired                           5,303,470
------------------------------------------------------------
  Deferred compensation and retirement plans         270,936
------------------------------------------------------------
  Collateral upon return of securities
    loaned                                       311,347,894
------------------------------------------------------------
Accrued distribution fees                            689,249
------------------------------------------------------------
Accrued trustees' fees                                 2,187
------------------------------------------------------------
Accrued transfer agent fees                        1,513,213
------------------------------------------------------------
Accrued operating expenses                           296,592
============================================================
    Total liabilities                            396,906,295
============================================================
Net assets applicable to shares outstanding   $2,246,779,403
____________________________________________________________
============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                 $2,636,780,950
------------------------------------------------------------
Undistributed net investment income (loss)       (11,767,253)
------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities                         (756,289,683)
------------------------------------------------------------
Unrealized appreciation of investment
  securities                                     378,055,389
============================================================
                                              $2,246,779,403
____________________________________________________________
============================================================

NET ASSETS:

Class A                                       $1,907,153,851
____________________________________________________________
============================================================
Class B                                       $  261,231,195
____________________________________________________________
============================================================
Class C                                       $   75,962,271
____________________________________________________________
============================================================
Class R                                       $    2,308,403
____________________________________________________________
============================================================
Institutional Class                           $      123,683
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                          202,987,140
____________________________________________________________
============================================================
Class B                                           29,123,213
____________________________________________________________
============================================================
Class C                                            8,469,846
____________________________________________________________
============================================================
Class R                                              247,027
____________________________________________________________
============================================================
Institutional Class                                   13,007
____________________________________________________________
============================================================
Class A:
  Net asset value per share                   $         9.40
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $9.40 divided by
      94.50%)                                 $         9.95
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
    share                                     $         8.97
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
    share                                     $         8.97
____________________________________________________________
============================================================
Class R:
  Net asset value and offering price per
    share                                     $         9.34
____________________________________________________________
============================================================
Institutional Class:
  Net asset value and offering price per
    share                                     $         9.51
____________________________________________________________
============================================================

* At April 30, 2004, securities with an aggregate market value of $302,318,935 were on loan to brokers.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the six months ended April 30, 2004
(Unaudited)

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $4,050)          $   4,104,039
---------------------------------------------------------------------------
Dividends from affiliated money market funds*                       522,631
===========================================================================
  Total investment income                                         4,626,670
===========================================================================

EXPENSES:

Advisory fees                                                     7,443,340
---------------------------------------------------------------------------
Administrative services fees                                        246,587
---------------------------------------------------------------------------
Custodian fees                                                      161,057
---------------------------------------------------------------------------
Distribution fees:
  Class A                                                         2,484,018
---------------------------------------------------------------------------
  Class B                                                         1,341,157
---------------------------------------------------------------------------
  Class C                                                           401,439
---------------------------------------------------------------------------
  Class R                                                             4,864
---------------------------------------------------------------------------
Transfer agent fees -- Class A, B, C and R                        3,533,241
---------------------------------------------------------------------------
Transfer agent fees -- Institutional Class                               48
---------------------------------------------------------------------------
Trustees' fees                                                       21,218
---------------------------------------------------------------------------
Other                                                               546,886
===========================================================================
    Total expenses                                               16,183,855
===========================================================================
Less: Fees waived and expense offset arrangements                   (25,273)
===========================================================================
    Net expenses                                                 16,158,582
===========================================================================
Net investment income (loss)                                    (11,531,912)
===========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES:

Net realized gain from investment securities                    291,563,155
===========================================================================
Change in net unrealized appreciation (depreciation) of
  investment securities                                        (176,648,766)
===========================================================================
Net gain from investment securities                             114,914,389
===========================================================================
Net increase in net assets resulting from operations          $ 103,382,477
___________________________________________________________________________
===========================================================================

* Dividends from affiliated money market funds are net of fees paid to security lending counterparties.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended April 30, 2004 and the year ended October 31, 2003 (Unaudited)

                                                                APRIL 30,        OCTOBER 31,
                                                                   2004              2003
----------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $  (11,531,912)   $  (22,556,283)
----------------------------------------------------------------------------------------------
  Net realized gain from investment securities                   291,563,155        61,969,001
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities                                       (176,648,766)      408,592,565
==============================================================================================
    Net increase in net assets resulting from operations         103,382,477       448,005,283
==============================================================================================
Share transactions-net:
  Class A                                                       (165,334,215)     (198,927,862)
----------------------------------------------------------------------------------------------
  Class B                                                        (11,667,860)      (13,011,938)
----------------------------------------------------------------------------------------------
  Class C                                                         (8,490,763)       (6,417,966)
----------------------------------------------------------------------------------------------
  Class R                                                          1,091,309           879,113
----------------------------------------------------------------------------------------------
  Institutional Class                                             (2,732,114)        1,928,983
==============================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                         (187,133,643)     (215,549,670)
==============================================================================================
    Net increase (decrease) in net assets                        (83,751,166)      232,455,613
==============================================================================================

NET ASSETS:

Beginning of period                                            2,330,530,569     2,098,074,956
==============================================================================================
End of period (including undistributed net investment income
  (loss) of $11,767,253) and $(235,341) for 2004 and 2003,
  respectively)                                               $2,246,779,403    $2,330,530,569
______________________________________________________________________________________________
==============================================================================================

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

April 30, 2004
(Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Aggressive Growth Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of fifteen separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to achieve long-term growth of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, the Fund's officers, trustees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE"). Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transactions costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.80% of the first $150 million of the Fund's average daily net assets, plus 0.625% of the Fund's average daily net assets in excess of $150 million. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund). For the six months ended April 30, 2004, AIM waived fees of $6,365.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2004, AIM was paid $246,587 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI"), formerly known as A I M Fund Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. For the Institutional Class, the transfer agent has contractually agreed to reimburse class specific transfer agent fees to the extent necessary to limit transfer agent fees to 0.10% of the average net assets. During the six months ended April 30, 2004, AISI retained $1,321,264 for such services.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C, Class R and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the six months ended April 30, 2004, the Class A, Class B, Class C and Class R shares paid $2,484,018, $1,341,157, $401,439 and $4,864, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended April 30, 2004, AIM Distributors advised the Fund that it retained $136,554 in front-end sales commissions from the sale of Class A shares and $5,065, $4,168, $5,166 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC"), to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. Each day the prior day's balance invested in the affiliated money market fund is redeemed in full and a new purchase amount is submitted to invest the current day's available cash and/or cash collateral received from securities lending transactions. The tables below show the transactions in and earnings from investments in affiliated money market funds for the period ended April 30, 2004.


INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                         UNREALIZED
                  MARKET VALUE       PURCHASES         PROCEEDS         APPRECIATION    MARKET VALUE    DIVIDEND      REALIZED
FUND                10/31/03          AT COST         FROM SALES       (DEPRECIATION)     04/30/04       INCOME      GAIN (LOSS)
--------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio --
  Institutional
  Class           $ 37,783,111      $238,832,864    $  (255,389,967)       $   --       $ 21,226,008    $104,179       $   --
--------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio --
  Institutional
  Class             37,783,111       238,832,864       (255,389,967)           --         21,226,008     102,114           --
================================================================================================================================
  Subtotal        $ 75,566,222      $477,665,728    $  (510,779,934)       $   --       $ 42,452,016    $206,293       $   --
________________________________________________________________________________________________________________________________
================================================================================================================================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                         UNREALIZED
                  MARKET VALUE       PURCHASES         PROCEEDS         APPRECIATION    MARKET VALUE    DIVIDEND*     REALIZED
FUND                10/31/03          AT COST         FROM SALES       (DEPRECIATION)     04/30/04       INCOME      GAIN (LOSS)
--------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio --
  Institutional
  Class           $261,330,936      $189,059,157    $  (294,716,146)       $   --       $155,673,947    $156,586       $   --
--------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio --
  Institutional
  Class            261,330,936       189,059,157       (294,716,146)           --        155,673,947     159,752           --
--------------------------------------------------------------------------------------------------------------------------------
  Subtotal        $522,661,872      $378,118,314    $  (589,432,292)       $   --       $311,347,894    $316,338       $   --
================================================================================================================================
  Total           $598,228,094      $855,784,042    $(1,100,212,226)       $   --       $353,799,910    $522,631       $   --
________________________________________________________________________________________________________________________________
================================================================================================================================

* Dividend income is net of fees paid to security lending counterparties of $1,913,225.

NOTE 4--EXPENSE OFFSET ARRANGEMENTS

Indirect expenses under expense offset arrangements are comprised of transfer agency credits resulting from balances in Demand Deposit Accounts (DDA) used by the transfer agency for clearing shareholder transactions and custodian credits resulting from periodic overnight cash balances at the custodian. For the six months ended April 30, 2004, the Fund received reductions in transfer agency fees from AISI (an affiliate of AIM) of $17,904 and reductions in custodian fees of $1,004 under expense offset arrangements, which resulted in a reduction of the Fund's total expenses of $18,908.

NOTE 5--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds and INVESCO Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the six months ended April 30, 2004, the Fund paid legal fees of $6,183 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the six months ended April 30, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.

    At April 30, 2004, securities with an aggregate value of $302,318,935 were on loan to brokers. The loans were secured by cash collateral of $311,347,894 received by the Fund and subsequently invested in affiliated money market funds. For the six months ended April 30, 2004, the Fund received dividends on cash collateral net of fees paid to counterparties of $316,338 for securities lending transactions.

NOTE 8--TAX INFORMATION

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be updated at the Fund's fiscal year-end.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to use capital loss carryforward may be limited under the Internal Revenue Code and related regulations.

    The Fund has a capital loss carryforward for tax purposes as of October 31, 2003 which expires as follows:

                                             CAPITAL LOSS
EXPIRATION                                  CARRYFORWARD*
----------------------------------------------------------
October 31, 2009                            $  576,417,831
----------------------------------------------------------
October 31, 2010                               463,739,024
==========================================================
Total capital loss carryforward             $1,040,156,855
__________________________________________________________
==========================================================

* Any capital loss carryforward listed is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the six months ended April 30, 2004 was $1,395,700,285 and $1,581,801,741, respectively.

         UNREALIZED APPRECIATION (DEPRECIATION) OF
           INVESTMENT SECURITIES ON A TAX BASIS
-----------------------------------------------------------
Aggregate unrealized appreciation of
  investment securities                        $432,123,568
-----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                         (61,537,667)
===========================================================
Net unrealized appreciation of investment
  securities                                   $370,585,901
___________________________________________________________
===========================================================
Cost of investments for tax purposes is $2,191,009,263.

NOTE 10--SHARE INFORMATION

The Fund currently offers five different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares and the Institutional Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class R shares and the Institutional Class shares are sold at net asset value. Under some circumstances, Class A shares and Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                              CHANGES IN SHARES OUTSTANDING
--------------------------------------------------------------------------------------------------------------------------
                                                                    SIX MONTHS ENDED                   YEAR ENDED
                                                                     APRIL 30, 2004                 OCTOBER 31, 2003
                                                              ----------------------------    ----------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      11,989,398    $ 113,278,177     35,791,336    $ 277,895,468
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                       1,655,981       14,957,998      4,508,173       33,128,293
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                         894,910        8,079,941      2,072,120       15,430,661
--------------------------------------------------------------------------------------------------------------------------
  Class R                                                         147,885        1,382,192        162,296        1,283,289
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                                  --               --        275,456        2,002,058
==========================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                         209,512        2,003,739        337,998        2,617,107
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                        (219,192)      (2,003,739)      (351,540)      (2,617,107)
==========================================================================================================================
Reacquired:
  Class A                                                     (29,747,498)    (280,616,131)   (62,095,032)    (479,440,437)
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (2,722,239)     (24,622,119)    (5,947,043)     (43,523,124)
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (1,833,957)     (16,570,704)    (2,982,429)     (21,848,627)
--------------------------------------------------------------------------------------------------------------------------
  Class R                                                         (30,811)        (290,883)       (51,154)        (404,176)
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                            (272,203)      (2,732,114)        (9,111)         (73,075)
==========================================================================================================================
                                                              (19,928,214)   $(187,133,643)   (28,288,930)   $(215,549,670)
__________________________________________________________________________________________________________________________
==========================================================================================================================

                                                                      AGGRESSIVE
GROWTH FUND


NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                 CLASS A
                                        -----------------------------------------------------------------------------------------
                                        SIX MONTHS
                                           ENDED                                  YEAR ENDED OCTOBER 31,
                                         APRIL 30,       ------------------------------------------------------------------------
                                           2004             2003            2002            2001            2000          1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period    $     8.99       $     7.30      $     8.68      $    18.41      $    13.90    $    10.04
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)               (0.04)(a)        (0.07)(a)       (0.09)(a)       (0.09)(a)       (0.13)        (0.09)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities
    (both realized and unrealized)            0.45             1.76           (1.29)          (6.34)          11.08          4.05
=================================================================================================================================
    Total from investment operations          0.41             1.69           (1.38)          (6.43)          10.95          3.96
=================================================================================================================================
Less distributions from net realized
  gains                                         --               --              --           (3.30)          (6.44)        (0.10)
=================================================================================================================================
Net asset value, end of period          $     9.40       $     8.99      $     7.30      $     8.68      $    18.41    $    13.90
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                               4.56%           23.15%         (15.90)%        (40.51)%         47.53%        39.73%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                              $1,907,154       $1,983,600      $1,798,318      $2,516,407      $4,444,515    $2,808,451
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net
  assets                                      1.27%(c)         1.30%           1.32%           1.17%           1.04%         1.09%
=================================================================================================================================
Ratio of net investment income (loss)
  to average net assets                      (0.87)%(c)       (0.96)%         (1.00)%         (0.79)%         (0.77)%       (0.69)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(d)                      61%              78%             68%             89%             79%           75%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based on upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $1,998,133,239.
(d)  Not annualized for periods less than one year.

                                                                                CLASS B
                                       ------------------------------------------------------------------------------------------
                                                                                                                    MARCH 1, 1999
                                       SIX MONTHS                                                                    (DATE SALES
                                         ENDED                         YEAR ENDED OCTOBER 31,                       COMMENCED) TO
                                       APRIL 30,        -----------------------------------------------------        OCTOBER 31,
                                          2004            2003           2002           2001           2000             1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period    $   8.62        $   7.04       $   8.45       $  18.12       $  13.81          $ 10.85
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)             (0.07)(a)       (0.13)(a)      (0.15)(a)      (0.17)(a)      (0.29)           (0.07)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities
    (both realized and unrealized)          0.42            1.71          (1.26)         (6.20)         11.04             3.03
=================================================================================================================================
    Total from investment operations        0.35            1.58          (1.41)         (6.37)         10.75             2.96
=================================================================================================================================
Less distributions from net realized
  gains                                       --              --             --          (3.30)         (6.44)              --
=================================================================================================================================
Net asset value, end of period          $   8.97        $   8.62       $   7.04       $   8.45       $  18.12          $ 13.81
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                             4.06%          22.44%        (16.69)%       (40.90)%        46.29%           27.27%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                              $261,231        $262,098       $226,806       $294,303       $374,010          $24,914
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net
  assets                                    2.02%(c)        2.05%          2.07%          1.94%          1.86%            2.08%(d)
=================================================================================================================================
Ratio of net investment income (loss)
  to average net assets                    (1.62)%(c)      (1.71)%        (1.75)%        (1.55)%        (1.59)%          (1.68)%(d)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(e)                    61%             78%            68%            89%            79%              75%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $269,705,079.
(d)  Annualized.
(e)  Not annualized for periods less than one year.


                                                                                   CLASS C
                                             ------------------------------------------------------------------------------------
                                                                                                                    MARCH 1, 1999
                                             SIX MONTHS                                                             (DATE SALES
                                              ENDED                         YEAR ENDED OCTOBER 31,                  COMMENCED) TO
                                             APRIL 30,        --------------------------------------------------    OCTOBER 31,
                                               2004            2003          2002          2001           2000        1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period          $  8.62         $  7.04       $  8.45       $ 18.11       $  13.81       $10.85
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                  (0.07)(a)       (0.13)(a)     (0.15)(a)     (0.17)(a)      (0.29)       (0.07)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                     0.42            1.71         (1.26)        (6.19)         11.03         3.03
=================================================================================================================================
    Total from investment operations             0.35            1.58         (1.41)        (6.36)         10.74         2.96
=================================================================================================================================
Less distributions from net realized gains         --              --            --         (3.30)         (6.44)          --
=================================================================================================================================
Net asset value, end of period                $  8.97         $  8.62       $  7.04       $  8.45       $  18.11       $13.81
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                  4.06%          22.44%       (16.69)%      (40.86)%        46.21%       27.27%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)      $75,962         $81,079       $72,676       $96,640       $120,591       $6,807
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets          2.02%(c)        2.05%         2.07%         1.94%          1.86%        2.08%(d)
=================================================================================================================================
Ratio of net investment income (loss) to
  average net assets                            (1.62)%(c)      (1.71)%       (1.75)%       (1.55)%        (1.59)%      (1.68)%(d)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(e)                         61%             78%           68%           89%            79%          75%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $80,728,865.
(d)  Annualized.
(e)  Not annualized for periods less than one year.


                                                                                CLASS R
                                                              --------------------------------------------
                                                                                              JUNE 3, 2002
                                                                                              (DATE SALES
                                                              SIX MONTHS                      COMMENCED)
                                                               ENDED           YEAR ENDED        TO
                                                              APRIL 30,        OCTOBER 31,    OCTOBER 31,
                                                                2004             2003           2002
----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $ 8.96           $ 7.29         $  8.89
----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.05)(a)        (0.10)(a)       (0.04)(a)
----------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   0.43             1.77           (1.56)
==========================================================================================================
    Total from investment operations                              0.38             1.67           (1.60)
==========================================================================================================
Net asset value, end of period                                  $ 9.34           $ 8.96         $  7.29
__________________________________________________________________________________________________________
==========================================================================================================
Total return(b)                                                   4.24%           22.91%         (18.00)%
__________________________________________________________________________________________________________
==========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $2,308           $1,164         $   137
__________________________________________________________________________________________________________
==========================================================================================================
Ratio of expenses to average net assets                           1.52%(c)         1.55%           1.62%(d)
==========================================================================================================
Ratio of net investment income (loss) to average net assets      (1.12)%(c)       (1.21)%         (1.30)%(d)
__________________________________________________________________________________________________________
==========================================================================================================
Portfolio turnover rate(e)                                          61%              78%             68%
__________________________________________________________________________________________________________
==========================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $1,956,365.
(d)  Annualized.
(e)  Not annualized for periods less than one year.


                                                                           INSTITUTIONAL CLASS
                                                              ----------------------------------------------
                                                                                              MARCH 15, 2002
                                                              SIX MONTHS                      (DATE SALES
                                                               ENDED           YEAR ENDED     COMMENCED) TO
                                                              APRIL 30,        OCTOBER 31,    OCTOBER 31,
                                                                2004             2003            2002
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $ 9.08           $ 7.32          $  9.53
------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.02)(a)        (0.03)(a)        (0.02)(a)
------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   0.45             1.79            (2.19)
============================================================================================================
    Total from investment operations                              0.43             1.76            (2.21)
============================================================================================================
Net asset value, end of period                                  $ 9.51           $ 9.08          $  7.32
____________________________________________________________________________________________________________
============================================================================================================
Total return(b)                                                   4.74%           24.04%          (23.19)%
____________________________________________________________________________________________________________
============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $  124           $2,589          $   138
____________________________________________________________________________________________________________
============================================================================================================
Ratio of expenses to average net assets                           0.72%(c)         0.71%            0.81%(d)
============================================================================================================
Ratio of net investment income (loss) to average net assets      (0.32)%(c)       (0.37)%          (0.49)%(d)
____________________________________________________________________________________________________________
============================================================================================================
Portfolio turnover rate(e)                                          61%              78%              68%
____________________________________________________________________________________________________________
============================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $2,432,473.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

NOTE 12--LEGAL PROCEEDINGS

Your Fund's investment advisor, A I M Advisors, Inc. ("AIM"), is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. ("IFG"), was formerly the investment advisor to the INVESCO Funds. AIM succeeded IFG as the investment advisor to the INVESCO Funds other than INVESCO Variable Investment Funds, Inc. ("IVIF") on November 25, 2003, and succeeded IFG as the investment advisor to IVIF on April 30, 2004.

  The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to a wide range of issues, including issues of "market timing" and "late trading." Both AIM and IFG are the subject of a number of such inquiries, as described below.

Regulatory Actions and Inquiries Concerning IFG

  On December 2, 2003 each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against IFG and Raymond R. Cunningham, in his capacity as the Chief Executive Officer of IFG. Mr. Cunningham also currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc. ("AIM Management"), the parent of AIM, and the position of Senior Vice President of AIM. As of April 23, 2004, Mr. Cunningham was granted a voluntary administrative leave of absence with pay. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings.

  The SEC complaint alleges that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

  The NYAG and Colorado complaints made substantially similar allegations. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief; civil monetary penalties; and other relief.

  In addition, IFG has received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and other related issues concerning the INVESCO Funds. These regulators include the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, the Office of the Secretary of State for West Virginia, the Colorado Securities Division and the Bureau of Securities of the State of New Jersey. IFG has also received more limited inquiries from the United States Department of Labor ("DOL"), the NASD, Inc. ("NASD"), the SEC and the United States Attorney's

Office for the Southern District of New York concerning certain specific INVESCO Funds, entities and/or individuals. IFG is providing full cooperation with respect to these inquiries.

Regulatory Inquiries Concerning AIM
-----------------------------------

  AIM has also received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and other related issues concerning the AIM Funds. AIM has received requests for information and documents concerning these and related matters from the SEC, the Massachusetts Secretary of the Commonwealth, the Office of the State Auditor for the State of West Virginia and the Department of Banking for the State of Connecticut. In addition, AIM has received subpoenas concerning these and related matters from the NYAG, the United States Attorney's Office for the District of Massachusetts, the Commissioner of Securities for the State of Georgia, the Office of the Secretary of State for West Virginia and the Bureau of Securities of the State of New Jersey. AIM has also received more limited inquiries from the DOL, the NASD, the SEC and the United States Attorney's Office for the Southern District of New York concerning certain specific AIM Funds, entities and/or individuals. AIM is providing full cooperation with respect to these inquiries.

Response of AMVESCAP
--------------------

  AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. In addition, AMVESCAP has retained separate outside counsel to undertake a comprehensive review of AIM's and IFG's policies, procedures and practices, with the objective that they rank among the most effective in the fund industry. At the direction of the trustees of the AIM and INVESCO Funds, AMVESCAP will pay all of the expenses incurred by the AIM and INVESCO Funds related to market timing, including expenses incurred in connection with the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM.

  For the period ended April 30, 2004, AMVESCAP has assumed $86,093 of expenses incurred by the Fund in connection with these matters, including legal, audit, shareholder servicing, communication and trustee expenses.

  There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, including but not limited to A I M Capital Management, Inc., AIM Funds Management Inc., INVESCO Global Asset Management (N.A.), Inc., INVESCO Institutional (N.A.), Inc. ("IINA") and INVESCO Senior Secured Management, Inc., from serving as an investment advisor to any investment company registered under the Investment Company Act of 1940 (a "registered investment company"), including the Fund. The Fund has been informed by AIM that, if AIM is so barred, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There can be no assurance that such exemptive relief will be granted. Any settlement with the regulators could also include terms which would bar Mr. Cunningham from serving as an officer or director of any registered investment company.

Private Actions Alleging Market Timing
--------------------------------------

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities and certain of their officers, including Mr. Cunningham) making allegations substantially similar to the allegations in the regulatory complaints against IFG described above. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violation of various provisions of the Federal and state securities laws;
(ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA"); (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees.

  IFG has removed certain of the state court proceedings to Federal District Court. The Judicial Panel on Multidistrict Litigation (the "Panel") has ruled that all actions pending in Federal court that allege market timing and/or late trading be transferred to the United States District Court for the District of Maryland for coordinated pre-trial proceedings. Some of the cases against IFG and the other AMVESCAP defendants have already been transferred to the District of Maryland in accordance with the Panel's directive. AIM and IFG anticipate that in time most or all of the actions pending against them and the other AMVESCAP defendants alleging market timing and/or late trading will be transferred to the multidistrict litigation.

Other Private Actions
---------------------

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, IINA, A I M Distributors, Inc. ("AIM Distributors") and INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract.

These lawsuits have been filed in both Federal and state courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees.

  Certain other civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG and AIM) alleging that certain AIM and INVESCO Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

  Additional lawsuits or regulatory actions arising out of the circumstances above and presenting similar allegations and requests for relief may be served or filed against the Fund, IFG, AIM, AIM Management, IINA, AIM Distributors, INVESCO Distributors, AMVESCAP and related entities and individuals in the future.

  As a result of the above developments, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the matters described above may have on the Fund or AIM.

OTHER INFORMATION

TRUSTEES AND OFFICERS

BOARD OF TRUSTEES                 OFFICERS                                      OFFICE OF THE FUND
Bob R. Baker                      Robert H. Graham                              11 Greenway Plaza
Frank S. Bayley                   Chairman and President                        Suite 100
James T. Bunch                                                                  Houston, TX 77046-1173
Bruce L. Crockett                 Mark H. Williamson
Albert R. Dowden                  Executive Vice President                      INVESTMENT ADVISOR
Edward K. Dunn Jr.                                                              A I M Advisors, Inc.
Jack M. Fields                    Kevin M. Carome                               11 Greenway Plaza
Carl Frischling                   Senior Vice President, Secretary and          Suite 100
Robert H. Graham                   Chief Legal Officer                          Houston, TX 77046-1173
Gerald J. Lewis
Prema Mathai-Davis                Stuart W. Coco                                TRANSFER AGENT
Lewis F. Pennock                  Vice President                                AIM Investment Services, Inc.
Ruth H. Quigley                                                                 P.O. Box 4739
Louis S. Sklar                    Melville B. Cox                               Houston, TX 77210-4739
Larry Soll, Ph.D.                 Vice President
Mark H. Williamson                                                              CUSTODIAN
                                  Sidney M. Dilgren                             State Street Bank and Trust Company
                                  Vice President and Treasurer                  225 Franklin Street
                                                                                Boston, MA 02110-2801
                                  Karen Dunn Kelley
                                  Vice President                                COUNSEL TO THE FUND
                                                                                Ballard Spahr
                                  Edgar M. Larsen                               Andrews & Ingersoll, LLP
                                  Vice President                                1735 Market Street
                                                                                Philadelphia, PA 19103-7599

                                                                                COUNSEL TO THE TRUSTEES
                                                                                Kramer, Levin, Naftalis & Frankel LLP
                                                                                919 Third Avenue
                                                                                New York, NY 10022-3852

                                                                                DISTRIBUTOR
                                                                                A I M Distributors, Inc.
                                                                                11 Greenway Plaza
                                                                                Suite 100
                                                                                Houston, TX 77046-1173


     DOMESTIC EQUITY                              INTERNATIONAL/GLOBAL EQUITY                    FIXED INCOME

AIM Aggressive Growth Fund                   AIM Asia Pacific Growth Fund                  TAXABLE
AIM Balanced Fund*                           AIM Developing Markets Fund
AIM Basic Balanced Fund*                     AIM European Growth Fund                      AIM Floating Rate Fund
AIM Basic Value Fund                         AIM European Small Company Fund               AIM High Yield Fund
AIM Blue Chip Fund                           AIM Global Aggressive Growth Fund             AIM Income Fund
AIM Capital Development Fund                 AIM Global Equity Fund(4)                     AIM Intermediate Government Fund
AIM Charter Fund                             AIM Global Growth Fund                        AIM Limited Maturity Treasury Fund
AIM Constellation Fund                       AIM Global Value Fund                         AIM Money Market Fund
AIM Dent Demographic Trends Fund             AIM International Emerging Growth Fund        AIM Short Term Bond Fund
AIM Diversified Dividend Fund                AIM International Growth Fund                 AIM Total Return Bond Fund
AIM Emerging Growth Fund                     AIM Trimark Fund                              INVESCO U.S. Government Money Fund
AIM Large Cap Basic Value Fund               INVESCO International Core Equity Fund(5)
AIM Large Cap Growth Fund                                                                  TAX-FREE
AIM Libra Fund                               SECTOR EQUITY
AIM Mid Cap Basic Value Fund                                                               AIM High Income Municipal Fund
AIM Mid Cap Core Equity Fund(1)              AIM Global Health Care Fund                   AIM Municipal Bond Fund
AIM Mid Cap Growth Fund                      AIM Real Estate Fund                          AIM Tax-Exempt Cash Fund
AIM Opportunities I Fund                     INVESCO Advantage Health Sciences Fund        AIM Tax-Free Intermediate Fund
AIM Opportunities II Fund                    INVESCO Energy Fund
AIM Opportunities III Fund                   INVESCO Financial Services Fund                   AIM ALLOCATION SOLUTIONS
AIM Premier Equity Fund                      INVESCO Gold & Precious Metals Fund
AIM Select Equity Fund                       INVESCO Health Sciences Fund                  AIM Aggressive Allocation Fund
AIM Small Cap Equity Fund(2)                 INVESCO Leisure Fund                          AIM Conservative Allocation Fund
AIM Small Cap Growth Fund(3)                 INVESCO Multi-Sector Fund                     AIM Moderate Allocation Fund
AIM Trimark Endeavor Fund                    INVESCO Technology Fund
AIM Trimark Small Companies Fund             INVESCO Utilities Fund
AIM Weingarten Fund
INVESCO Core Equity Fund
INVESCO Dynamics Fund
INVESCO Mid-Cap Growth Fund
INVESCO Small Company Growth Fund
INVESCO S&P 500 Index Fund
INVESCO Total Return Fund*

* Domestic equity and income fund

CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY. FOR THIS AND OTHER IMPORTANT INFORMATION ABOUT AIM AND INVESCO FUNDS, OBTAIN A PROSPECTUS FROM YOUR FINANCIAL ADVISOR OR AIMINVESTMENTS.COM AND READ IT THOROUGHLY BEFORE INVESTING.

(1) As of the close of business on February 27, 2004, AIM Mid Cap Core Equity Fund is available to new investors on a limited basis. For information on who may continue to invest in AIM Mid Cap Core Equity Fund, please contact your financial advisor. (2) AIM Small Cap Equity Fund was closed to most investors on December 19, 2003. For information on who may continue to invest in AIM Small Cap Equity Fund, please contact your financial advisor. (3) AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor. (4) Effective March 31, 2004, AIM Global Trends Fund was renamed AIM Global Equity Fund. (5) Effective November 24, 2003, INVESCO International Blue Chip Value Fund was renamed INVESCO International Core Equity Fund.

   If used after July 20, 2004, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $148 billion in assets for approximately 11 million shareholders, including individual investors, corporate clients and financial institutions. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $381 billion in assets under management. Data as of March 31, 2004.


                                  AIMinvestments.com

                                                                      AGRO-SAR-1

                                            YOUR GOALS. OUR SOLUTIONS. --Registered Trademark--
-----------------------------------------------------------------------------------------------
Mutual   Retirement   Annuities   College   Separately   Offshore  Alternative   Cash            [AIM INVESTMENTS LOGO APPEARS HERE]
Funds    Products                 Savings   Managed      Products  Investments   Management                --Servicemark--
                                   Plans    Accounts
-----------------------------------------------------------------------------------------------

                                                         AIM BASIC VALUE II FUND
                              Semiannual Report to Shareholders o April 30, 2004

                                  [COVER IMAGE]






YOUR GOALS. OUR SOLUTIONS.               [AIM INVESTMENTS LOGO APPEARS HERE]
 --Registered Trademark--                           --Servicemark--

SCHEDULE OF INVESTMENTS

April 30, 2004
(Unaudited)

                                                                                  MARKET
                                                                  SHARES          VALUE
--------------------------------------------------------------------------------------------
COMMON STOCKS--97.11%

ADVERTISING--5.73%
Interpublic Group of Cos., Inc. (The)(a)                            2,500         $   39,225
--------------------------------------------------------------------------------------------
Omnicom Group Inc.                                                    450             35,779
============================================================================================
                                                                                      75,004
============================================================================================

AEROSPACE & DEFENSE--1.85%
Honeywell International Inc.                                          700             24,206
============================================================================================

APPAREL RETAIL--2.69%
Gap, Inc. (The)                                                     1,600             35,216
--------------------------------------------------------------------------------------------

BUILDING PRODUCTS--2.01%
American Standard Cos. Inc.(a)                                        250             26,297
--------------------------------------------------------------------------------------------

DATA PROCESSING & OUTSOURCED SERVICES--6.10%
Ceridian Corp.(a)                                                   1,400             29,932
--------------------------------------------------------------------------------------------
First Data Corp.                                                    1,100             49,929
============================================================================================
                                                                                      79,861
============================================================================================

DIVERSIFIED BANKS--1.36%
Bank One Corp.                                                        360             17,773
============================================================================================

DIVERSIFIED CAPITAL MARKETS--2.01%
J.P. Morgan Chase & Co.                                               700             26,320
============================================================================================

DIVERSIFIED COMMERCIAL SERVICES--4.82%
Cendant Corp.                                                       2,000             47,360
--------------------------------------------------------------------------------------------
H&R Block, Inc.                                                       350             15,788
============================================================================================
                                                                                      63,148
============================================================================================

ELECTRONIC EQUIPMENT MANUFACTURERS--3.62%
Waters Corp.(a)                                                     1,100             47,465
============================================================================================

EMPLOYMENT SERVICES--0.62%
Robert Half International Inc.                                        300              8,181
============================================================================================

ENVIRONMENTAL SERVICES--3.04%
Waste Management, Inc.                                              1,400             39,760
============================================================================================

FOOD RETAIL--3.61%
Kroger Co. (The)(a)                                                 1,650             28,875
--------------------------------------------------------------------------------------------
Safeway Inc.(a)                                                       800             18,360
============================================================================================
                                                                                      47,235
============================================================================================

                                                                                  MARKET
                                                                  SHARES          VALUE
--------------------------------------------------------------------------------------------
GENERAL MERCHANDISE STORES--1.99%
Target Corp.                                                          600         $   26,022
============================================================================================

HEALTH CARE DISTRIBUTORS--5.89%
Cardinal Health, Inc.                                                 650             47,613
--------------------------------------------------------------------------------------------
McKesson Corp.                                                        900             29,574
============================================================================================
                                                                                      77,187
============================================================================================

HEALTH CARE FACILITIES--1.24%
HCA Inc.                                                              400             16,252
============================================================================================

HEALTH CARE SERVICES--2.80%
IMS Health Inc.                                                     1,450             36,613
============================================================================================

HOTELS, RESORTS & CRUISE LINES--3.04%
Starwood Hotels & Resorts Worldwide, Inc.                           1,000             39,790
============================================================================================

INDUSTRIAL CONGLOMERATES--4.82%
Tyco International Ltd. (Bermuda)                                   2,300             63,135
============================================================================================

INVESTMENT BANKING & BROKERAGE--3.31%
Merrill Lynch & Co., Inc.                                             800             43,384
============================================================================================

LEISURE PRODUCTS--3.77%
Brunswick Corp.                                                     1,200             49,332
============================================================================================

MANAGED HEALTH CARE--3.48%
Aetna Inc.                                                            550             45,513
============================================================================================

OIL & GAS DRILLING--3.99%
Pride International, Inc.(a)                                        1,450             24,462
--------------------------------------------------------------------------------------------
Transocean Inc. (Cayman Islands)(a)                                 1,000             27,770
============================================================================================
                                                                                      52,232
============================================================================================

OIL & GAS EQUIPMENT & SERVICES--1.49%
Weatherford International Ltd. (Bermuda)(a)                           450             19,566
============================================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES--4.04%
Citigroup Inc.                                                      1,100             52,899
============================================================================================

PHARMACEUTICALS--5.56%
Aventis S.A. (France)(a)(b)                                           320             24,225
--------------------------------------------------------------------------------------------
Pfizer Inc.                                                           700             25,032
--------------------------------------------------------------------------------------------
Wyeth                                                                 620             23,603
============================================================================================
                                                                                      72,860
============================================================================================

PROPERTY & CASUALTY INSURANCE--2.85%
ACE Ltd. (Cayman Islands)                                             850             37,264
============================================================================================

                                                                                  MARKET
                                                                  SHARES          VALUE
--------------------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT--1.77%
Novellus Systems, Inc.(a)                                             800         $   23,168
============================================================================================

SYSTEMS SOFTWARE--4.50%
Computer Associates International, Inc.                             2,200             58,982
============================================================================================

THRIFTS & MORTGAGE FINANCE--5.11%
Fannie Mae                                                            635             43,637
--------------------------------------------------------------------------------------------
Radian Group Inc.                                                     500             23,255
============================================================================================
                                                                                      66,892
============================================================================================

Total Common Stocks (Cost $951,839)                                                1,271,557
____________________________________________________________________________________________
============================================================================================
TOTAL INVESTMENTS--97.11%  (Cost $951,839)                                         1,271,557
____________________________________________________________________________________________
============================================================================================
OTHER ASSETS LESS LIABILITIES--2.89%                                                  37,901
____________________________________________________________________________________________
============================================================================================
NET ASSETS--100.00%                                                               $1,309,458
____________________________________________________________________________________________
============================================================================================

Notes to Schedule of Investments:

(a) Non-income producing security.

(b) Security fair valued in accordance with the procedures established by the Board of Trustees. The market value of this security at 04/30/04 represented 1.91% of the Fund's total investments. See Note 1A.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2004
(Unaudited)

ASSETS:

Investments, at market value (cost
   $951,839)                                     $1,271,557
-----------------------------------------------------------
Cash                                                 37,975
-----------------------------------------------------------
Receivables for:
   Dividends                                            880
-----------------------------------------------------------
   Amount due from advisor                           11,378
-----------------------------------------------------------
Investment for deferred compensation and
   retirement plans                                   4,264
-----------------------------------------------------------
Other assets                                             84
===========================================================
     Total assets                                 1,326,138
___________________________________________________________
===========================================================

LIABILITIES:

Payables for deferred compensation and
   retirement plans                                   4,264
-----------------------------------------------------------
Accrued trustees' fees                                  746
-----------------------------------------------------------
Accrued transfer agent fees                              45
-----------------------------------------------------------
Accrued operating expenses                           11,625
===========================================================
     Total liabilities                               16,680
===========================================================
Net assets applicable to shares outstanding      $1,309,458
___________________________________________________________
===========================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                    $  995,507
-----------------------------------------------------------
Undistributed net investment income (loss)           (8,345)
-----------------------------------------------------------
Undistributed net realized gain from
   investment securities                              2,578
-----------------------------------------------------------
Unrealized appreciation of investment
   securities                                       319,718
===========================================================
                                                 $1,309,458
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                          $  523,778
___________________________________________________________
===========================================================
Class B                                          $  392,840
___________________________________________________________
===========================================================
Class C                                          $  392,840
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
   SHARE, UNLIMITED NUMBER OF SHARES
   AUTHORIZED:

Class A                                              40,477
___________________________________________________________
===========================================================
Class B                                              30,357
___________________________________________________________
===========================================================
Class C                                              30,357
___________________________________________________________
===========================================================
Class A :
   Net asset value per share                     $    12.94
-----------------------------------------------------------
   Offering price per share:
     (Net asset value of $12.94 divided
       by 94.50%)                                $    13.69
___________________________________________________________
===========================================================
Class B :
   Net asset value and offering price per
    share                                        $    12.94
___________________________________________________________
===========================================================
Class C :
   Net asset value and offering price per
     share                                       $    12.94
___________________________________________________________
===========================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the six months ended April 30, 2004
(Unaudited)

INVESTMENT INCOME:

Dividends                                                       $  6,554
========================================================================

EXPENSES:

Advisory fees                                                      4,762
------------------------------------------------------------------------
Administrative services fees                                      24,863
------------------------------------------------------------------------
Custodian fees                                                       743
------------------------------------------------------------------------
Distribution fees:
  Class A                                                            888
------------------------------------------------------------------------
  Class B                                                          1,905
------------------------------------------------------------------------
  Class C                                                          1,905
------------------------------------------------------------------------
Transfer agent fees                                                  173
------------------------------------------------------------------------
Trustees' fees                                                     5,869
------------------------------------------------------------------------
Reports to shareholders                                            4,165
------------------------------------------------------------------------
Professional fees                                                  9,335
------------------------------------------------------------------------
Other                                                                338
========================================================================
     Total expenses                                               54,946
========================================================================
Less: Fees waived, expenses reimbursed and expense
    offset arrangements                                          (43,839)
========================================================================
    Net expenses                                                  11,107
========================================================================
Net investment income (loss)                                      (4,553)
========================================================================

REALIZED AND UNREALIZED GAIN FROM INVESTMENT SECURITIES:

Net realized gain from investment securities                      30,680
========================================================================
Change in net unrealized appreciation of investment securities   104,506
========================================================================
Net gain from investment securities                              135,186
========================================================================
Net increase in net assets resulting from operations            $130,633
________________________________________________________________________
========================================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended April 30, 2004 and the year ended October 31, 2003 (Unaudited)


                                                                APRIL 30,        OCTOBER 31,
                                                                  2004             2003
--------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                  $   (4,553)       $   (7,616)
--------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    foreign currencies                                              30,680            (7,698)
--------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of
    investment securities                                          104,506           281,016
============================================================================================
    Net increase in net assets resulting from operations           130,633           265,702
============================================================================================
Distributions to shareholders from net investment income:
  Class A                                                               --            (4,400)
--------------------------------------------------------------------------------------------
  Class B                                                               --            (3,300)
--------------------------------------------------------------------------------------------
  Class C                                                               --            (3,300)
============================================================================================
  Decrease in net assets resulting from distributions                   --           (11,000)
============================================================================================
Share transactions-net:
  Class A                                                               --             4,400
--------------------------------------------------------------------------------------------
  Class B                                                               --             3,300
--------------------------------------------------------------------------------------------
  Class C                                                               --             3,300
============================================================================================
    Net increase in net assets resulting from
     share transactions                                                 --            11,000
============================================================================================
    Net increase in net assets                                     130,633           265,702
============================================================================================

NET ASSETS:

  Beginning of period                                            1,178,825           913,123
============================================================================================
  End of period (including undistributed net investment
    income (loss) of $(8,345) and $(3,792) for 2004 and
    2003, respectively)                                         $1,309,458        $1,178,825
____________________________________________________________________________________________
============================================================================================


See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

April 30, 2004
(Unaudited)


NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Basic Value II Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of fifteen separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently consists of multiple classes of shares. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund is currently not open to investors.

    The Fund's investment objective is to provide long-term growth of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, the Fund's officers, trustees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE"). Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transactions costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the first $1 billion of the Fund's average daily net assets, plus 0.70% of the next $1 billion of the Fund's average daily net assets, plus 0.65% of the Fund's average daily net assets in excess of $2 billion. The Fund's advisor has voluntarily agreed to waive advisory fees or reimburse expenses of Class A, Class B and Class C shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) to 1.75%. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the 1.75% cap: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), as defined in the Financial Accounting Standard's Board's Generally Accepted Accounting Principles or as approved by the Fund's board of trustees; (v) expenses related to a merger or reorganization, as approved by the Fund's board of trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. Voluntary fee waivers or reimbursements may be modified or discontinued at any time without further notice to investors. During periods of waivers or reimbursements to the extent the annualized expense ratio does not exceed the limit for the period committed, AIM will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. For the six months ended April 30, 2004, AIM waived fees of $4,762 and reimbursed expenses of $34,313.

     The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2004, AIM was paid $24,863 for such services.

     The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI"), formerly known as A I M Fund Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. During the six months ended April 30, 2004, AISI retained $88 for such services.

     The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and

1.00% of the average daily net assets of Class B and Class C shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B or Class C shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total amount of sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. AIM Distributors has voluntarily agreed to waive all fees during the time the shares are not available for sale. Waivers may be modified or discontinued at any time. For the six months ended April 30, 2004, AIM Distributors waived all plan fees of $888, $1,905 and $1,905 for the Class A, Class B and Class C shares, respectively.

     Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--EXPENSE OFFSET ARRANGEMENTS

Indirect expenses under expense offset arrangements are comprised of transfer agency credits resulting from balances in Demand Deposit Accounts (DDA) used by the transfer agency for clearing shareholder transactions and custodian credits resulting from periodic overnight cash balances at the custodian. For the six months ended April 30, 2004, the Fund received reductions in transfer agency fees from AISI (an affiliate of AIM) of $8 and reductions in custodian fees of $58 under expense offset arrangements, which resulted in a reduction of the Fund's total expenses of $66.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds and INVESCO Funds in which their deferral accounts shall be deemed to be invested.

     Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

     Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

     During the six months ended April 30, 2004, the Fund paid legal fees of $2,274 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 5--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

     The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

     During the six months ended April 30, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

     Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 6--TAX INFORMATION

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be updated at the Fund's fiscal year-end.

     Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to use capital loss carryforward may be limited under the Internal Revenue Code and related regulations.

     The Fund has a capital loss carryforward for tax purposes as of October 31, 2003 which expires as follows:

                                             CAPITAL LOSS
EXPIRATION                                   CARRYFORWARD*
----------------------------------------------------------
----------------------------------------------------------
October 31, 2010                                  $ 20,338
October 31, 2011                                     7,764
----------------------------------------------------------
Total capital loss carryforward                   $ 28,102
__________________________________________________________
==========================================================


* Any capital loss carryforward listed is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 7--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the six months ended April 30, 2004 was $65,920 and $108,115, respectively.


         UNREALIZED APPRECIATION (DEPRECIATION) OF
           INVESTMENT SECURITIES ON A TAX BASIS
-----------------------------------------------------------
Aggregate unrealized appreciation of
  investment securities                            $330,725
-----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                             (11,007)
-----------------------------------------------------------
Net unrealized appreciation of investment
  securities                                       $319,718
___________________________________________________________
===========================================================

Investments have the same cost for tax and financial statement purposes.

NOTE 8--SHARE INFORMATION

The Fund currently consists of three different classes of shares that are not available for sale: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Under some circumstances, Class A shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.


                                              CHANGES IN SHARES OUTSTANDING
--------------------------------------------------------------------------------------------------------------------------
                                                                       SIX MONTHS ENDED                   YEAR ENDED
                                                                        APRIL 30, 2003                 OCTOBER 31, 2003
                                                                    ----------------------          ----------------------
                                                                    SHARES          AMOUNT          SHARES          AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
  Class A*                                                             --         $     --            476         $  4,400
--------------------------------------------------------------------------------------------------------------------------
  Class B*                                                             --               --            356            3,300
--------------------------------------------------------------------------------------------------------------------------
  Class C*                                                             --               --            356            3,300
==========================================================================================================================
                                                                       --         $     --          1,188         $ 11,000
__________________________________________________________________________________________________________________________
==========================================================================================================================

* Currently, the Fund is not open to investors. All shares are owned by AIM.

NOTE 9--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                       CLASS A
                                                              -----------------------------------------------------------
                                                                                                          AUGUST 30, 2002
                                                              SIX MONTHS                                 (DATE OPERATIONS
                                                                ENDED               YEAR ENDED             COMMENCED) TO
                                                               APRIL 30,             OCTOBER 31,             OCTOBER 31,
                                                                 2004                   2003                     2002
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $ 11.65               $ 9.13                  $10.00
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    (0.05)               (0.07)                  (0.01)
-------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    1.34                 2.70                   (0.86)
=========================================================================================================================
    Total from investment operations                               1.29                 2.63                   (0.87)
=========================================================================================================================
Less dividends from net investment income                            --                (0.11)                     --
=========================================================================================================================
Net asset value, end of period                                   $12.94               $11.65                  $ 9.13
_________________________________________________________________________________________________________________________
=========================================================================================================================
Total return(a)                                                   11.07%               29.12%                  (8.70)%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                         $  524               $  472                   $ 365
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and expense reimbursements                      1.76%(b)             1.83%                   1.75%(c)
-------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and expense reimbursements                   8.26%(b)            10.27%                  23.74%(c)
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratio of net investment income (loss) to average net assets       (0.72)%(b)           (0.75)%                 (0.49)%(c)
_________________________________________________________________________________________________________________________
=========================================================================================================================
Portfolio turnover rate(d)                                            5%                  20%                      4%
_________________________________________________________________________________________________________________________
=========================================================================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(b)  Ratios are annualized and based on average daily net assets of $510,703.
(c)  Annualized.
(d)  Not annualized for periods less than one year.


                                                                                       CLASS B
                                                              -----------------------------------------------------------
                                                                                                          AUGUST 30, 2002
                                                              SIX MONTHS                                 (DATE OPERATIONS
                                                                ENDED               YEAR ENDED             COMMENCED) TO
                                                               APRIL 30,             OCTOBER 31,             OCTOBER 31,
                                                                 2004                   2003                     2002
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                             $11.65                $ 9.13                $10.00
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    (0.05)                (0.07)                (0.01)
-------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    1.34                  2.70                 (0.86)
=========================================================================================================================
     Total from investment operations                              1.29                  2.63                 (0.87)
=========================================================================================================================
Less dividends from net investment income                            --                 (0.11)                   --
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                   $12.94                $11.65                $ 9.13
_________________________________________________________________________________________________________________________
=========================================================================================================================
Total return(a)                                                   11.07%                29.12%                (8.70)%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                         $  393                $  354                $  274
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and expense reimbursements                      1.76%(b)              1.83%                 1.75%(c)
-------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and expense reimbursements                   8.91%(b)             10.92%                24.39%(c)
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratio of net investment income (loss) to average net assets       (0.72)%(b)            (0.75)%               (0.49)%(c)
_________________________________________________________________________________________________________________________
=========================================================================================================================
Portfolio turnover rate(d)                                            5%                 20%                    4%
_________________________________________________________________________________________________________________________
=========================================================================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(b)  Ratios are annualized and based on average daily net assets of $383,032.
(c)  Annualized.
(d)  Not annualized for periods less than one year.

                                                                                       CLASS C
                                                              -----------------------------------------------------------
                                                                                                          AUGUST 30, 2002
                                                              SIX MONTHS                                 (DATE OPERATIONS
                                                                ENDED               YEAR ENDED             COMMENCED) TO
                                                               APRIL 30,             OCTOBER 31,             OCTOBER 31,
                                                                 2004                   2003                     2002
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                             $11.65               $ 9.13                 $10.00
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    (0.05)               (0.07)                 (0.01)
-------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    1.34                 2.70                  (0.86)
=========================================================================================================================
     Total from investment operations                              1.29                 2.63                  (0.87)
=========================================================================================================================
Less dividends from net investment income                            --                (0.11)                    --
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                   $12.94               $11.65                 $ 9.13
_________________________________________________________________________________________________________________________
=========================================================================================================================
Total return(a)                                                   11.07%               29.12%                 (8.70)%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                         $  393               $  354                 $  274
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and expense reimbursements                      1.76%(b)             1.83%                  1.75%(c)
=========================================================================================================================
  Without fee waivers and expense reimbursements                   8.91%(b)            10.92%                 24.39%(c)
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratio of net investment income (loss) to average net assets       (0.72)%(b)           (0.75)%                (0.49)%(c)
_________________________________________________________________________________________________________________________
=========================================================================================================================
Portfolio turnover rate(d)                                            5%                  20%                     4%
_________________________________________________________________________________________________________________________
=========================================================================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(b)  Ratios are annualized and based on average daily net assets of $383,032.
(c)  Annualized.
(d)  Not annualized for periods less than one year.

NOTE 10--LEGAL PROCEEDINGS

Your Fund's investment advisor, A I M Advisors, Inc. ("AIM"), is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. ("IFG"), was formerly the investment advisor to the INVESCO Funds. AIM succeeded IFG as the investment advisor to the INVESCO Funds other than INVESCO Variable Investment Funds, Inc. ("IVIF") on November 25, 2003, and succeeded IFG as the investment advisor to IVIF on April 30, 2004.

     The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to a wide range of issues, including issues of "market timing" and "late trading." Both AIM and IFG are the subject of a number of such inquiries, as described below.

Regulatory Actions and Inquiries Concerning IFG

     On December 2, 2003 each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against IFG and Raymond R. Cunningham, in his capacity as the Chief Executive Officer of IFG. Mr. Cunningham also currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc. ("AIM Management"), the parent of AIM, and the position of Senior Vice President of AIM. As of April 23, 2004, Mr. Cunningham was granted a voluntary administrative leave of absence with pay. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings.

     The SEC complaint alleges that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

     The NYAG and Colorado complaints made substantially similar allegations. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief; civil monetary penalties; and other relief.

     In addition, IFG has received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and other related issues concerning the INVESCO Funds. These regulators include the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, the Office of the Secretary of State for West Virginia, the Colorado Securities Division and the Bureau of Securities of the State of New Jersey. IFG has also received more limited inquiries from the United States Department of Labor ("DOL"), the NASD, Inc. ("NASD"), the SEC and the United States Attorney's Office for the Southern District of New York concerning certain specific INVESCO Funds, entities and/or individuals. IFG is providing full cooperation with respect to these inquiries.

Regulatory Inquiries Concerning AIM

     AIM has also received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and other related issues concerning the AIM Funds. AIM has received requests for information and documents concerning these and related matters from the SEC, the Massachusetts Secretary of the Commonwealth, the Office of the State Auditor for the State of West Virginia and the Department of Banking for the State of Connecticut. In addition, AIM has received subpoenas concerning these and related matters from the NYAG, the United States Attorney's Office for the District of Massachusetts, the Commissioner of Securities for the State of Georgia, the Office of the Secretary of State for West Virginia and the Bureau of Securities of the State of New Jersey. AIM has also received more limited inquiries from the DOL, the

NASD, the SEC and the United States Attorney's Office for the Southern District of New York concerning certain specific AIM Funds, entities and/or individuals. AIM is providing full cooperation with respect to these inquiries.

Response of AMVESCAP

     AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. In addition, AMVESCAP has retained separate outside counsel to undertake a comprehensive review of AIM's and IFG's policies, procedures and practices, with the objective that they rank among the most effective in the fund industry. At the direction of the trustees of the AIM and INVESCO Funds, AMVESCAP will pay all of the expenses incurred by the AIM and INVESCO Funds related to market timing, including expenses incurred in connection with the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM.

     For the period ended April 30, 2004, AMVESCAP has assumed $11,288 of expenses incurred by the Fund in connection with these matters, including legal, audit, shareholder servicing, communication and trustee expenses.

     There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, including but not limited to A I M Capital Management, Inc., AIM Funds Management Inc., INVESCO Global Asset Management (N.A.), Inc., INVESCO Institutional (N.A.), Inc. ("IINA") and INVESCO Senior Secured Management, Inc., from serving as an investment advisor to any investment company registered under the Investment Company Act of 1940 (a "registered investment company"), including the Fund. The Fund has been informed by AIM that, if AIM is so barred, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There can be no assurance that such exemptive relief will be granted. Any settlement with the regulators could also include terms which would bar Mr. Cunningham from serving as an officer or director of any registered investment company.

Private Actions Alleging Market Timing

     Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities and certain of their officers, including Mr. Cunningham) making allegations substantially similar to the allegations in the regulatory complaints against IFG described above. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violation of various provisions of the Federal and state securities laws;
(ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA"); (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees.

     IFG has removed certain of the state court proceedings to Federal District Court. The Judicial Panel on Multidistrict Litigation (the "Panel") has ruled that all actions pending in Federal court that allege market timing and/or late trading be transferred to the United States District Court for the District of Maryland for coordinated pre-trial proceedings. Some of the cases against IFG and the other AMVESCAP defendants have already been transferred to the District of Maryland in accordance with the Panel's directive. AIM and IFG anticipate that in time most or all of the actions pending against them and the other

AMVESCAP defendants alleging market timing and/or late trading will be transferred to the multidistrict litigation.

Other Private Actions

     Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, IINA, A I M Distributors, Inc. ("AIM Distributors") and INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in both Federal and state courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees.

     Certain other civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG and AIM) alleging that certain AIM and INVESCO Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

     Additional lawsuits or regulatory actions arising out of the circumstances above and presenting similar allegations and requests for relief may be served or filed against the Fund, IFG, AIM, AIM Management, IINA, AIM Distributors, INVESCO Distributors, AMVESCAP and related entities and individuals in the future.

     As a result of the above developments, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

     At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the matters described above may have on the Fund or AIM.

        DOMESTIC EQUITY                           INTERNATIONAL/GLOBAL EQUITY                           FIXED INCOME

AIM Aggressive Growth Fund                   AIM Asia Pacific Growth Fund                  TAXABLE
AIM Balanced Fund*                           AIM Developing Markets Fund
AIM Basic Balanced Fund*                     AIM European Growth Fund                      AIM Floating Rate Fund
AIM Basic Value Fund                         AIM European Small Company Fund               AIM High Yield Fund
AIM Blue Chip Fund                           AIM Global Aggressive Growth Fund             AIM Income Fund
AIM Capital Development Fund                 AIM Global Equity Fund(4)                     AIM Intermediate Government Fund
AIM Charter Fund                             AIM Global Growth Fund                        AIM Limited Maturity Treasury Fund
AIM Constellation Fund                       AIM Global Value Fund                         AIM Money Market Fund
AIM Dent Demographic Trends Fund             AIM International Emerging Growth Fund        AIM Short Term Bond Fund
AIM Diversified Dividend Fund                AIM International Growth Fund                 AIM Total Return Bond Fund
AIM Emerging Growth Fund                     AIM Trimark Fund                              INVESCO U.S. Government Money Fund
AIM Large Cap Basic Value Fund               INVESCO International Core Equity Fund(5)
AIM Large Cap Growth Fund                                                                  TAX-FREE
AIM Libra Fund                                          SECTOR EQUITY
AIM Mid Cap Basic Value Fund                                                               AIM High Income Municipal Fund
AIM Mid Cap Core Equity Fund(1)              AIM Global Health Care Fund                   AIM Municipal Bond Fund
AIM Mid Cap Growth Fund                      AIM Real Estate Fund                          AIM Tax-Exempt Cash Fund
AIM Opportunities I Fund                     INVESCO Advantage Health Sciences Fund        AIM Tax-Free Intermediate Fund
AIM Opportunities II Fund                    INVESCO Energy Fund
AIM Opportunities III Fund                   INVESCO Financial Services Fund                   AIM ALLOCATION SOLUTIONS
AIM Premier Equity Fund                      INVESCO Gold & Precious Metals Fund
AIM Select Equity Fund                       INVESCO Health Sciences Fund                  AIM Aggressive Allocation Fund
AIM Small Cap Equity Fund(2)                 INVESCO Leisure Fund                          AIM Conservative Allocation Fund
AIM Small Cap Growth Fund(3)                 INVESCO Multi-Sector Fund                     AIM Moderate Allocation Fund
AIM Trimark Endeavor Fund                    INVESCO Technology Fund
AIM Trimark Small Companies Fund             INVESCO Utilities Fund
AIM Weingarten Fund
INVESCO Core Equity Fund                     CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY.
INVESCO Dynamics Fund                        FOR THIS AND OTHER IMPORTANT INFORMATION ABOUT AIM AND INVESCO FUNDS, OBTAIN A
INVESCO Mid-Cap Growth Fund                  PROSPECTUS FROM YOUR FINANCIAL ADVISOR OR AIMINVESTMENTS.COM AND READ IT
INVESCO Small Company Growth Fund            THOROUGHLY BEFORE INVESTING.
INVESCO S&P 500 Index Fund
INVESCO Total Return Fund*

* Domestic equity and income fund

(1) As of the close of business on February 27, 2004, AIM Mid Cap Core Equity Fund is available to new investors on a limited basis. For information on who may continue to invest in AIM Mid Cap Core Equity Fund, please contact your financial advisor. (2) AIM Small Cap Equity Fund was closed to most investors on December 19, 2003. For information on who may continue to invest in AIM Small Cap Equity Fund, please contact your financial advisor. (3) AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor. (4) Effective March 31, 2004, AIM Global Trends Fund was renamed AIM Global Equity Fund. (5) Effective November 24, 2003, INVESCO International Blue Chip Value Fund was renamed INVESCO International Core Equity Fund.

    If used after July 20, 2004, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $148 billion in assets for approximately 11 million shareholders, including individual investors, corporate clients and financial institutions. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $381 billion in assets under management. Data as of March 31, 2004.

                               AIMinvestments.com                    BVA2-SAR-1

                                              YOUR GOALS. OUR SOLUTIONS.--Registered Trademark--
---------------------------------------------------------------------------------------
Mutual   Retirement  Annuities  College  Separately   Offshore  Alternative  Cash              [AIM INVESTMENTS LOGO APPEARS HERE]
Funds    Products               Savings  Managed      Products  Investments  Management                    --Servicemark--
                                Plans    Accounts
---------------------------------------------------------------------------------------

                                                              AIM Blue Chip Fund
                              Semiannual Report to Shareholders o April 30, 2004

                                 [COVER IMAGE]


 YOUR GOALS. OUR SOLUTIONS.                  [AIM INVESTMENTS LOGO APPEARS HERE]
 --Registered Trademark--                                --Servicemark--

====================================================================================================================================
AIM BLUE CHIP FUND SEEKS TO PROVIDE LONG-TERM GROWTH OF CAPITAL AND, SECONDARILY, CURRENT INCOME.
====================================================================================================================================

o Unless otherwise stated, information presented is as of 4/30/04 and is based on total net assets.

ABOUT SHARE CLASSES                          ABOUT INDEXES USED IN THIS REPORT             OTHER INFORMATION
o Effective 9/30/03,Class B shares are not   o The unmanaged Standard & Poor's             o Industry classifications used in this
available as an investment for retirement    Composite Index of 500 Stocks (the S&P 500    report are generally according to the
plans maintained pursuant to Section 401     --Registered Trademark-- Index) is an         Global Industry Classification Standard,
of the Internal Revenue Code, including      index of common stocks frequently used as     which was developed by and is the
401(k) plans, money purchase pension plans   a general measure of U.S. stock market        exclusive property and a service mark of
and profit sharing plans. Plans that have    performance.                                  Morgan Stanley Capital International Inc.
existing accounts invested in Class B                                                      and Standard & Poor's.
shares will continue to be allowed to make   o The unmanaged Lipper
additional purchases.                        Large-Cap Core Fund Index represents an       o Bloomberg, Inc. is a well-known
                                             average of the performance of the 30          independent financial research and
o Investor Class shares are closed to most   largest large-capitalization core equity      reporting firm.
investors. For more information on who may   funds tracked by Lipper, Inc., an
continue to invest in the Investor Class     independent mutual fund performance           o The returns shown in the Management's
shares, please see the prospectus.           monitor.                                      Discussion of Fund Performance are based
                                                                                           on net asset values calculated for
o Class R shares are available only to       o The unmanaged Russell 1000 --Registered     shareholder transactions. Generally
certain retirement plans. Please see the     Trademark-- Index represents the              accepted accounting principles require
prospectus for more information.             performance of the stocks of                  adjustments to be made to the net assets
                                             large-capitalization companies.               of the fund at period end for financial
PRINCIPAL RISKS OF INVESTING IN THE FUND                                                   reporting purposes, and as such, the net
o International investing presents certain   o The unmanaged MSCI World Index tracks       asset value for shareholder transactions
risks not associated with investing solely   the performance of approximately 50           and the returns based on the net asset
in the United States. These include risks    countries covered by Morgan Stanley           values may differ from the net asset
relating to fluctuations in the value of     Capital International that are considered     values and returns reported in the
the U.S. dollar relative to the values of    developed markets.                            Financial Highlights.
other currencies, the custody arrangements
made for the fund's foreign holdings,        o The fund is not managed to track the        A description of the policies and
differences in accounting, political risks   performance of any particular index,          procedures that the fund uses to
and the lesser degree of public              including the indexes defined here, and       determine how to vote proxies relating to
information required to be provided by       consequently, the performance of the fund     portfolio securities is available without
non-U.S. companies. The fund may invest up   may deviate significantly from the            charge, upon request, by calling
to 25% of its assets in the securities of    performance of the indexes.                   800-959-4246, or on the AIM Web site,
non-U.S. issuers.                                                                          AIMinvestments.com.
                                             o A direct investment cannot be made in an
                                             index. Unless otherwise indicated, index
                                             results include reinvested dividends, and
                                             they do not reflect sales charges.
                                             Performance of an index of funds reflects
                                             fund expenses; performance of a market
                                             index does not.

=====================================================                                      THIS REPORT MUST BE ACCOMPANIED OR
NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE                                      PRECEDED BY A CURRENTLY EFFECTIVE FUND
=====================================================                                      PROSPECTUS, WHICH CONTAINS MORE COMPLETE
                                                                                           INFORMATION, INCLUDING SALES CHARGES AND
                                                                                           EXPENSES. READ IT CAREFULLY BEFORE YOU
                                                                                           INVEST.


AIMinvestments.com

TO OUR SHAREHOLDERS

                    DEAR FELLOW SHAREHOLDER IN THE AIM FAMILY OF
                    FUNDS--REGISTERED TRADEMARK--:

[PHOTO OF           For most of the six-month period covered by this report,
ROBERT H.           major stock market indexes delivered positive performance as
GRAHAM]             economies strengthened both here and abroad. In the United
                    States, gross domestic product steadily improved, while
ROBERT H. GRAHAM    overseas, economic recovery took hold, especially in Asia.
                    In March and April, however, markets lagged as concerns arose about geopolitical events and the possibility that the U.S. Federal Reserve may raise interest rates.

                       Additionally, what's known as a sector rotation took
                    place. During much of 2003, the information technology sector was the favorite of U.S. and foreign investors. The sector's performance turned negative early in 2004, however, as investors switched to more defensive sectors they tend to favor when conditions seem uncertain. For the last month of the reporting period, only three sectors of the 10 in the S&P 500 Index produced positive returns, including health care and consumer staples. The third positive sector was energy, riding the wave of rising oil and gas prices. Stocks in the MSCI World Index displayed a similar performance pattern, reflecting the global nature of the rotation.

THE CASE FOR MUTUAL FUND INVESTING

A period like the one covered by this report is a prime argument for the long-term perspective mutual fund companies always advocate. As we have said on many occasions, no one can consistently predict how markets will perform. And because markets can move with such abruptness, missing out on a few of the best days in the market can diminish your long-term results significantly. Staying invested, we believe, is the best strategy.

   The market volatility experienced over the past six months is also a powerful argument for the diversification offered by mutual funds. For a modest initial investment, mutual fund shareholders can diversify across asset classes, regions, investment styles and market capitalizations. Diversification can offer protection during market downturns because a portfolio made up of a broad spectrum of investments will not bear the full brunt of the decline in any particular security, market, or sector.

VISIT AIMINVESTMENTS.COM FOR REGULATORY UPDATES

For the latest information about ongoing regulatory matters, including proposed rules and regulations regarding the mutual fund industry, please visit our Web site, AIMinvestments.com. We continue to post updates as information becomes available. We also encourage you to visit our Web site for general investing information, performance updates on our funds, and market and economic commentary from our financial experts.

   For information on how your fund performed and was managed during the six months covered by this report, please read your fund managers' discussion on the following pages. We hope you find it informative.

   As always, AIM is committed to building solutions for your investment goals, and we thank you for your continued participation in AIM Investments. If you have any questions, please contact our Client Service representatives at 800-959-4246.

Sincerely,

/s/ ROBERT H. GRAHAM
--------------------------
Robert H. Graham
Chairman and President
May 26, 2004

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

FUND MAINTAINED FOCUS ON MARKET LEADERS                                                    gains over the six-month period.

For the six months ending April 30, 2004,    measure of the nation's economy,                 Corporate earnings improved during the
AIM Blue Chip Fund Class A shares            expanded at an annualized rate of 4.1%        reporting period. According to Bloomberg,
returned 2.62% at net asset value. (Had      during the final quarter of 2003 and 4.4%     a well-known independent financial
the effects of the front-end sales           during the first quarter of 2004.             research and reporting firm,
charges been included, performance would     Consumer spending and increased defense       year-over-year fourth-quarter earnings of
have been lower.) Performance for other      expenditures by the federal government        companies included in the S&P 500 Index
share classes can be found on page 3. The    fueled the first-quarter gain.                rose by an average of 29.8%.
S&P 500 Index returned 6.27%, while the
Lipper Large-Cap Core Fund Index returned       The S&P 500 Index declined during the         The unemployment rate remained
5.09% over the same period. The fund         final two months of the reporting period      relatively stable and stood at 5.6% at
underperformed its benchmark indexes over    amid concern that the Federal Reserve         the end of April. The job market improved
this reporting period mainly because         (the Fed) would raise interest rates. The     as non-farm jobs rose from 83,000 in
investors favored the more economically      Fed, however, kept the short-term federal     February to 353,000 in March and 346,000
sensitive small- and mid-cap value           funds rate at 1.00%, its lowest level         in April.
segment of the market over the quality       since 1958.
large- and mega-cap companies on which                                                     YOUR FUND
the fund tends to focus.                        Throughout the reporting period,
                                             investors tended to favor small-cap           AIM Blue Chip Fund continued to be
MARKET CONDITIONS                            stocks, which historically have been the      strategically broadly diversified across
                                             first to rebound during economic              all market sectors with a focus on
The economic recovery and strong equity      recoveries. In addition, value stocks         long-term large/mega-cap market leaders.
market rally continued throughout the        generally outperformed growth stocks.         Companies qualify as market leaders based
reporting period, as news of gross                                                         on a number of criteria, including
domestic product (GDP) growth, improved         Energy, with a return of 22.20%, was       superior technologies, products and/or
corporate profitability, productivity        the best-performing sector of the S&P 500     services, strong market share, good
gains and accelerating employment all        Index during the reporting period,            management strategy and strong financial
appeared to boost investor confidence.       followed by telecommunication services        position as reflected in such factors as
                                             and health care, with returns of 13.10%       earnings growth, profit margins, cash
   The GDP, widely regarded as the           and 10.37% respectively. Information          flow, debt levels and return on equity.
broadest                                     technology, consumer discretionary and
                                             financials were the weakest performers.          Our target allocation to any of the 10
                                             With the exception of information             market sectors falls into a range from
                                             technology, all sectors posted                50% to 150% of the sector's weighting in
                                                                                           the Russell 1000 Index. We combined this
                                                                                           broad sector diversification with
                                                                                           flexibility and selectivity at

====================================================================================================================================
TOP 10 Equity Holdings*                      TOP 10 Industries*                            PORTFOLIO COMPOSITION BY SECTOR*
 1. Citigroup Inc.                  3.6%      1. Pharmaceuticals                 7.5%      Financials                         19.4%
 2. Microsoft Corp.                 3.3       2. Semiconductors                  5.3       Information Technology             19.3
 3. Pfizer Inc.                     3.1       3. Systems Software                5.2       Health Care                        15.4
 4. Wal-Mart Stores, Inc.           2.8       4. Industrial Conglomerates        4.9       Industrials                        12.8
 5. General Electric Co.            2.7       5. Health Care Equipment           4.6       Consumer Discretionary             12.6
 6. Exxon Mobil Corp.               2.7       6. Investment Banking & Brokerage  3.9       Consumer Staples                   10.1
 7. Cisco Systems, Inc.             2.7       7. Other Diversified Financial               Energy                              4.6
 8. American International Group,                Services                        3.6       Materials                           2.1
    Inc.                            2.5       8. Consumer Finance                3.0       Telecommunications Services         1.8
 9. Procter & Gamble Co. (The)      2.1       9. Household Products              2.9       Utilities                           1.6
10. J.P. Morgan Chase & Co.         1.9      10. Computer Hardware               2.9

*Excludes money market fund holdings.
The fund's holdings are subject to change,
and there is no assurance that the fund will
continue to hold any particular security.
====================================================================================================================================

the stock level, which enables us to            Generally, the returns on the fund's                        KIRK L. ANDERSON
position the fund for different market       holdings in the health care and                                Kirk Anderson is a
environments while maintaining our           industrials sectors benefited fund               [ANDERSON     portfolio manager of
long-term strategy.                          performance, as they exceeded returns for          PHOTO]      AIM Blue Chip Fund. He
                                             the same sectors in the S&P 500 Index.                         joined AIM in 1994 and
   During the reporting period, our                                                                         assumed his current
overall large/mega-cap strategy was             Specific holdings that benefited fund      position in 2003. Mr. Anderson earned a
somewhat out of favor as investors           performance during the reporting period       B.A. in political science from Texas A&M
predominantly focused on small- and          included:                                     University and an M.S. in finance from
mid-cap companies - the most economically                                                  the University of Houston.
sensitive segment of the market and          o Apollo Group, which experienced a
historically the first to benefit from an    strong enrollment surge last year in its                       MONIKA H. DEGAN
economic recovery. However, our bottom-up    University of Phoenix and other                    [DEGAN      Monika Degan, Chartered
stock selection and the resulting sector     universities that offer college-level and          PHOTO]      Financial Analyst, is
weights did help fund performance during     advanced degrees to working adults;                            the lead manager of AIM
the period by positioning the fund to                                                                       Blue Chip Fund. Ms.
benefit from the ongoing economic            o Pfizer, which had strong sales of key                        Degan, who has been in
recovery.                                    drugs, including Lipitor for cholesterol      the investment business since 1991,
                                             treatment and Norvasc for hypertension;       joined AIM in 1995 as an investment
   We increased the fund's weighting in                                                    officer and portfolio analyst for equity
industrials as the economic recovery led     o Exxon Mobil, which posted record            securities and was promoted to her
to increased capital spending and            earnings in the first quarter of 2004;        current position in 1997. She received a
improved earnings for many companies in                                                    B.B.A. in finance and an M.B.A. in
this sector. We somewhat reduced the         o Boston Scientific, a medical technology     finance and international business, both
fund's weighting in the information          company that introduced drug-coated           from the University of Houston.
technology sector, as we trimmed some of     arterial stents.
our holdings and realized some profits                                                     Assisted by the Large Cap Growth Team
from the strong performance of these            Technology stocks pulled back as
stocks during 2003. However, given strong    investors took profits after months of
capital spending and solid earnings          strong performance.
fundamentals of our holdings, the fund
continued to be overweight in this              Stocks detracting from fund
sector.                                      performance included:

   The fund maintained approximately         o Semiconductor and semiconductor capital
market-weighted positions in the health      equipment companies, including Intel,
care, consumer and financial sectors         KLA-Tencor and Applied Materials;
relative to the S&P 500 Index. At the
close of the reporting period, the fund's    o Information storage and management
largest overweight sectors were              company EMC Corporation;
technology and industrials, while the
largest underweight sectors were             o Veritas Software, which develops data
telecommunications services and              availability software.
utilities.
                                             IN CLOSING

                                             Throughout the reporting period, we
                                             remained committed to our strategy of
                                             seeking market-leading companies with
                                             strong earnings fundamentals and
                                             attractive relative values, and we are
                                             confident in our fund positioning and
                                             long-term strategy. We appreciate your
                                             continued investment in AIM Blue Chip
                                             Fund.

                                                 See important fund and index
                                                disclosures inside front cover.

======================================================================================
FUND VS. INDEXES

Total returns, 10/31/03-4/30/04, excluding applicable front-end or contingent deferred sales charges. If sales charges were included, returns would be lower.

CLASS A SHARES                                                            2.62%

CLASS B SHARES                                                            2.35

CLASS C SHARES                                                            2.35

INVESTOR CLASS SHARES                                                     2.81

CLASS R SHARES                                                            2.72

S&P 500 INDEX (BROAD MARKET AND STYLE SPECIFIC INDEX)                     6.27

LIPPER LARGE-CAP CORE FUND INDEX (PEER GROUP INDEX)                       5.09

Source: Lipper, Inc.

TOTAL NUMBER OF HOLDINGS*                                                   94

TOTAL NET ASSETS                                                  $2.9 billion
======================================================================================     [RIGHT ARROW GRAPHIC]

                                                                                           For a presentation of your fund's
                                                                                           long-term performance record, please turn
                                                                                           the page.

LONG-TERM PERFORMANCE

YOUR FUND'S LONG-TERM PERFORMANCE

Below you will find a presentation of your fund's long-term performance record for periods ended 4/30/04, the close of the six-month period covered by this report. As required by industry regulations, we also present long-term performance for periods ended 3/31/04, the most recent calendar quarter-end.

Please read the important disclosure accompanying these tables, which explains how fund performance is calculated and the sales charges, if any, that apply to the share class in which you are invested.

====================================================================================================================================
AVERAGE ANNUAL TOTAL RETURNS                 AVERAGE ANNUAL TOTAL RETURNS                  blended returns of historical Class R
As of 4/30/04, including applicable sales    As of 3/31/04, including applicable sales     share performance and restated Class A
charges                                      charges                                       share performance (for periods prior to
                                                                                           the inception date of Class R shares) at
CLASS A SHARES                               CLASS A SHARES                                net asset value, adjusted to reflect the
Inception (2/4/87)                 8.57%     Inception (2/4/87)                 8.79%      higher Rule 12b-1 fees applicable to
10 Years                           8.45      10 Years                           8.89       Class R shares. Class A shares' inception
5 Years                           -6.74      5 Years                           -6.03       date is 2/4/87.
1 Year                             9.59      1 Year                            21.05
                                                                                           The performance data quoted represent
CLASS B SHARES                               CLASS B SHARES                                past performance and cannot guarantee
Inception (10/1/96)                4.21%     Inception (10/1/96)                4.64%      comparable future results; current
5 Years                           -6.68      5 Years                           -5.97       performance may be lower or higher.
1 Year                            10.33      1 Year                            22.22       Please visit AIMinvestments.com for the
                                                                                           most recent month-end performance.
CLASS C SHARES                               CLASS C SHARES                                Performance figures reflect reinvested
Inception (8/4/97)                 0.17%     Inception (8/4/97)                 0.59%      distributions, changes in net asset value
5 Years                           -6.29      5 Years                           -5.58       and the effect of the maximum sales
1 Year                            14.33      1 Year                            26.22       charge unless otherwise stated.
                                                                                           Investment return and principal value
INVESTOR CLASS SHARES                        INVESTOR CLASS SHARES                         will fluctuate so that you may have a
10 Years                           9.09      10 Years                           9.53%      gain or loss when you sell shares.
5 Years                           -5.64      5 Years                           -4.92
1 Year                            16.17      1 Year                            28.30       Class A share performance reflects the
                                                                                           maximum 5.50% sales charge, and Class B
CLASS R SHARES                               CLASS R SHARES                                and Class C share performance reflects
10 Years                           8.92%     10 Years                           9.36%      the applicable contingent deferred sales
5 Years                           -5.80      5 Years                           -5.09       charge (CDSC) for the period involved.
1 Year                            15.87      1 Year                            27.99       The CDSC on Class B shares declines from
                                                                                           5% beginning at the time of purchase to
                                             Investor Class shares' inception date is      0% at the beginning of the seventh year.
                                             9/30/03. Returns since that date are          The CDSC on Class C shares is 1% for the
                                             historical returns. All other returns are     first year after purchase. Investor Class
                                             blended returns of historical Investor        shares do not have a front-end sales
                                             Class share performance and restated          charge or a CDSC; therefore, performance
                                             Class A share performance (for periods        is at net asset value. Class R shares do
                                             prior to the inception date of Investor       not have a front-end sales charge;
                                             Class shares) at net asset value and          returns shown are at net asset value and
                                             reflect the higher Rule 12b-1 fees            do not reflect a 0.75% CDSC that may be
                                             applicable to Class A shares. Class A         imposed on a total redemption of
                                             shares' inception date is 2/4/87.             retirement plan assets within the first
                                             Investor Class shares would have had          year. The performance of the fund's share
                                             different returns due to differences in       classes will differ due to different
                                             the expense structure of the Investor         sales charge structures and class
                                             Class.                                        expenses.

                                             Class R shares' inception date is             [ARROW        For More Information Visit
                                             6/3/02. Returns since that date are           BUTTON            AIMinvestments.com
                                             historical returns. All other returns are     IMAGE]
===================================================================================================================================

SUPPLEMENT TO SEMIANNUAL REPORT DATED 4/30/04

AIM BLUE CHIP FUND

INSTITUTIONAL CLASS SHARES                  AVERAGE ANNUAL TOTAL RETURNS               Please note that past performance is not
                                            For periods ended 4/30/04                  indicative of future results. More
The following information has been                                                     recent returns may be more or less than
prepared to provide Institutional Class     Inception (3/15/02)             -3.97%     those shown. All returns assume
shareholders with a performance overview    1 Year                          16.79      reinvestment of distributions at net
specific to their holdings.                 6 Months*                        2.96      asset value. Investment return and
Institutional Class shares are offered                                                 principal value will fluctuate so your
exclusively to institutional investors,     AVERAGE ANNUAL TOTAL RETURNS               shares, when redeemed, may be worth more
including defined contribution plans        For periods ended 3/31/04, most recent     or less than their original cost. See
that meet certain criteria. Performance     calendar quarter-end                       full report for information on
of Institutional Class shares will                                                     comparative benchmarks. Please consult
differ from performance of other share      Inception (3/15/02)             -2.87%     your fund prospectus for more
classes due to differing sales charges      1 Year                          29.01      information. For the most current
and class expenses.                         6 Months*                       11.30      month-end performance, please call
                                                                                       800-451-4246 or visit
                                            *Cumulative total return that has not      AIMinvestments.com.
                                            been annualized

                                            Institutional Class shares have no sales
                                            charge; therefore, performance is at
                                            NAV.


FOR INSTITUTIONAL INVESTOR USE ONLY

This material is prepared for institutional investor use only and may not be quoted, reproduced or shown to members of the public, nor used in written form as sales literature for public use.

                           YOUR GOALS. OUR SOLUTIONS.
                            --Registered Trademark--

AIMinvestments.com       BCH-INS-2           [AIM INVESTMENTS LOGO APPEARS HERE]
                                                       --Servicemark--

FINANCIALS

SCHEDULE OF INVESTMENTS

April 30, 2004
(Unaudited)

                                                                    MARKET
                                                   SHARES           VALUE
------------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-99.48%

ADVERTISING-0.96%

Omnicom Group Inc.                                    350,000   $   27,828,500
==============================================================================

AEROSPACE & DEFENSE-1.80%

Honeywell International Inc.                          450,000       15,561,000
------------------------------------------------------------------------------
United Technologies Corp.                             425,000       36,660,500
==============================================================================
                                                                    52,221,500
==============================================================================

AIR FREIGHT & LOGISTICS-0.53%

United Parcel Service, Inc.-Class B                   220,000       15,433,000
==============================================================================

ALUMINUM-0.77%

Alcoa Inc.                                            725,000       22,293,750
==============================================================================

APPAREL RETAIL-0.74%

Gap, Inc. (The)                                       975,000       21,459,750
==============================================================================

ASSET MANAGEMENT & CUSTODY BANKS-0.76%

Franklin Resources, Inc.                              400,000       21,932,000
==============================================================================

BIOTECHNOLOGY-1.94%

Amgen Inc.(a)                                         675,000       37,982,250
------------------------------------------------------------------------------
Genentech, Inc.(a)                                    150,000       18,420,000
==============================================================================
                                                                    56,402,250
==============================================================================

BROADCASTING & CABLE TV-0.50%

Clear Channel Communications, Inc.                    350,000       14,521,500
==============================================================================

BUILDING PRODUCTS-0.48%

Masco Corp.                                           500,000       14,005,000
==============================================================================

CASINOS & GAMING-0.71%

International Game Technology                         550,000       20,757,000
==============================================================================

COMMUNICATIONS EQUIPMENT-2.66%

Cisco Systems, Inc.(a)                              3,700,000       77,219,000
==============================================================================

COMPUTER & ELECTRONICS RETAIL-0.84%

Best Buy Co., Inc.                                    450,000       24,412,500
==============================================================================

COMPUTER HARDWARE-2.89%

Dell Inc.(a)                                        1,500,000       52,065,000
------------------------------------------------------------------------------
International Business Machines Corp.                 360,000       31,741,200
==============================================================================
                                                                    83,806,200
==============================================================================

------------------------------------------------------------------------------
COMPUTER STORAGE & PERIPHERALS-0.89%

EMC Corp.(a)                                        2,325,000       25,947,000
==============================================================================

                                                                    MARKET
                                                   SHARES           VALUE

CONSUMER FINANCE-2.99%

American Express Co.                                  825,000   $   40,383,750
------------------------------------------------------------------------------
MBNA Corp.                                          1,200,000       29,256,000
------------------------------------------------------------------------------
SLM Corp.                                             450,000       17,239,500
==============================================================================
                                                                    86,879,250
==============================================================================

DATA PROCESSING & OUTSOURCED SERVICES-1.25%

First Data Corp.                                      800,000       36,312,000
==============================================================================

DIVERSIFIED BANKS-2.01%

Bank of America Corp.                                 375,000       30,183,750
------------------------------------------------------------------------------
Wells Fargo & Co.                                     500,000       28,230,000
==============================================================================
                                                                    58,413,750
==============================================================================

DIVERSIFIED CAPITAL MARKETS-1.94%

J.P. Morgan Chase & Co.                             1,500,000       56,400,000
==============================================================================

DIVERSIFIED CHEMICALS-0.68%

Dow Chemical Co. (The)                                500,000       19,845,000
==============================================================================

DIVERSIFIED COMMERCIAL SERVICES-2.15%

Apollo Group, Inc.-Class A(a)                         375,000       34,080,000
------------------------------------------------------------------------------
Cendant Corp.(b)                                    1,200,000       28,416,000
==============================================================================
                                                                    62,496,000
==============================================================================

ELECTRIC UTILITIES-1.04%

FPL Group, Inc.                                       240,000       15,268,800
------------------------------------------------------------------------------
Southern Co. (The)                                    520,000       14,955,200
==============================================================================
                                                                    30,224,000
==============================================================================

ENVIRONMENTAL SERVICES-0.66%

Waste Management, Inc.                                675,000       19,170,000
==============================================================================

FOOD DISTRIBUTORS-1.05%

Sysco Corp.                                           800,000       30,600,000
==============================================================================

FOOTWEAR-0.74%

NIKE, Inc.-Class B                                    300,000       21,585,000
==============================================================================

GENERAL MERCHANDISE STORES-0.75%

Target Corp.                                          500,000       21,685,000
==============================================================================

HEALTH CARE EQUIPMENT-4.61%

Boston Scientific Corp.(a)                            900,000       37,071,000
------------------------------------------------------------------------------

                                                                    MARKET
                                                   SHARES           VALUE
------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT-(CONTINUED)

Medtronic, Inc.                                       725,000   $   36,583,500
------------------------------------------------------------------------------
St. Jude Medical, Inc.(a)                             250,000       19,065,000
------------------------------------------------------------------------------
Zimmer Holdings, Inc.(a)                              515,200       41,138,720
==============================================================================
                                                                   133,858,220
==============================================================================

HOME IMPROVEMENT RETAIL-1.58%

Home Depot, Inc. (The)                              1,300,000       45,747,000
==============================================================================

HOTELS, RESORTS & CRUISE LINES-1.10%

Carnival Corp. (Panama)(b)                            400,000       17,068,000
------------------------------------------------------------------------------
Starwood Hotels & Resorts Worldwide, Inc.             375,000       14,921,250
==============================================================================
                                                                    31,989,250
==============================================================================

HOUSEHOLD PRODUCTS-2.89%

Colgate-Palmolive Co.                                 400,000       23,152,000
------------------------------------------------------------------------------
Procter & Gamble Co. (The)                            575,000       60,806,250
==============================================================================
                                                                    83,958,250
==============================================================================

HOUSEWARES & SPECIALTIES-0.59%

Fortune Brands, Inc.(b)                               225,000       17,156,250
==============================================================================

HYPERMARKETS & SUPER CENTERS-2.85%

Wal-Mart Stores, Inc.                               1,450,000       82,650,000
==============================================================================

INDUSTRIAL CONGLOMERATES-4.87%

3M Co.                                                225,000       19,458,000
------------------------------------------------------------------------------
General Electric Co.                                2,650,000       79,367,500
------------------------------------------------------------------------------
Tyco International Ltd. (Bermuda)                   1,550,000       42,547,500
==============================================================================
                                                                   141,373,000
==============================================================================

INDUSTRIAL GASES-0.64%

Air Products & Chemicals, Inc.                        375,000       18,678,750
==============================================================================

INDUSTRIAL MACHINERY-1.76%

Danaher Corp.                                         325,000       30,069,000
------------------------------------------------------------------------------
Ingersoll-Rand Co.-Class A (Bermuda)                  325,000       20,978,750
==============================================================================
                                                                    51,047,750
==============================================================================

INTEGRATED OIL & GAS-2.71%

Exxon Mobil Corp.                                   1,850,000       78,717,500
==============================================================================

INTEGRATED TELECOMMUNICATION SERVICES-0.58%

SBC Communications Inc.                               675,000       16,807,500
==============================================================================

INTERNET RETAIL-0.55%

eBay Inc.(a)                                          200,000       15,964,000
==============================================================================

INVESTMENT BANKING & BROKERAGE-3.88%

Goldman Sachs Group, Inc. (The)                       415,000       40,151,250
------------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                             675,000       36,605,250
------------------------------------------------------------------------------

------------------------------------------------------------------------------
                                                                    MARKET
                                                   SHARES           VALUE
INVESTMENT BANKING & BROKERAGE-(CONTINUED)

Morgan Stanley                                        700,000   $   35,973,000
==============================================================================
                                                                   112,729,500
==============================================================================

MANAGED HEALTH CARE-1.38%

UnitedHealth Group Inc.                               650,000       39,962,000
==============================================================================

MOVIES & ENTERTAINMENT-1.23%

Viacom Inc.-Class B                                   925,000       35,751,250
==============================================================================

MULTI-LINE INSURANCE-2.47%

American International Group, Inc.                  1,000,000       71,650,000
==============================================================================

MULTI-UTILITIES & UNREGULATED POWER-0.55%

Dominion Resources, Inc.                              252,500       16,112,025
==============================================================================

OIL & GAS DRILLING-1.00%

ENSCO International Inc.                              400,000       10,948,000
------------------------------------------------------------------------------
Nabors Industries, Ltd. (Bermuda)(a)                  405,500       17,987,980
==============================================================================
                                                                    28,935,980
==============================================================================

OIL & GAS EQUIPMENT & SERVICES-0.86%

Schlumberger Ltd.                                     425,000       24,875,250
==============================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-3.56%

Citigroup Inc.                                      2,150,000      103,393,500
==============================================================================

PERSONAL PRODUCTS-1.33%

Avon Products, Inc.(b)                                264,600       22,226,400
------------------------------------------------------------------------------
Gillette Co. (The)                                    400,000       16,368,000
==============================================================================
                                                                    38,594,400
==============================================================================

PHARMACEUTICALS-7.49%

Allergan, Inc.                                        275,000       24,213,750
------------------------------------------------------------------------------
Forest Laboratories, Inc.(a)                          225,000       14,508,000
------------------------------------------------------------------------------
Johnson & Johnson                                     550,000       29,716,500
------------------------------------------------------------------------------
Lilly (Eli) & Co.                                     300,000       22,143,000
------------------------------------------------------------------------------
Pfizer Inc.                                         2,525,000       90,294,000
------------------------------------------------------------------------------
Teva Pharmaceutical Industries Ltd.-ADR
  (Israel)                                            349,800       21,533,688
------------------------------------------------------------------------------
Wyeth                                                 400,000       15,228,000
==============================================================================
                                                                   217,636,938
==============================================================================

PROPERTY & CASUALTY INSURANCE-0.63%

Allstate Corp. (The)                                  400,000       18,360,000
==============================================================================

RAILROADS-0.54%

Canadian National Railway Co. (Canada)                412,500       15,580,125
==============================================================================

RESTAURANTS-1.03%

McDonald's Corp.(a)                                 1,100,000       29,953,000
==============================================================================

                                                                    MARKET
                                                   SHARES           VALUE
------------------------------------------------------------------------------

SEMICONDUCTOR EQUIPMENT-1.00%

Applied Materials, Inc.(a)                            900,000   $   16,407,000
------------------------------------------------------------------------------
KLA-Tencor Corp.(a)                                   300,000       12,501,000
==============================================================================
                                                                    28,908,000
==============================================================================

SEMICONDUCTORS-5.34%

Analog Devices, Inc.                                  475,000       20,235,000
------------------------------------------------------------------------------
Intel Corp.                                         2,100,000       54,033,000
------------------------------------------------------------------------------
Linear Technology Corp.                               475,000       16,924,250
------------------------------------------------------------------------------
Microchip Technology Inc.                             650,000       18,213,000
------------------------------------------------------------------------------
Texas Instruments Inc.                                850,000       21,335,000
------------------------------------------------------------------------------
Xilinx, Inc.                                          725,000       24,381,750
==============================================================================
                                                                   155,122,000
==============================================================================

SOFT DRINKS-1.98%

Coca-Cola Co. (The)                                   625,000       31,606,250
------------------------------------------------------------------------------
PepsiCo, Inc.                                         475,000       25,882,750
==============================================================================
                                                                    57,489,000
==============================================================================

SPECIALTY STORES-1.27%

Bed Bath & Beyond Inc.(a)                             575,000       21,344,000
------------------------------------------------------------------------------
Staples, Inc.                                         600,000       15,456,000
==============================================================================
                                                                    36,800,000
==============================================================================

SYSTEMS SOFTWARE-5.23%

Microsoft Corp.                                     3,650,000       94,790,500
------------------------------------------------------------------------------
Oracle Corp.(a)                                     2,350,860       26,376,649
------------------------------------------------------------------------------
VERITAS Software Corp.(a)                           1,150,000       30,670,500
==============================================================================
                                                                   151,837,649
==============================================================================

THRIFTS & MORTGAGE FINANCE-1.12%

Fannie Mae                                            475,000       32,642,000
==============================================================================

------------------------------------------------------------------------------
                                                                    MARKET
                                                   SHARES           VALUE

WIRELESS TELECOMMUNICATION SERVICES-1.13%

Nextel Communications, Inc.-Class A(a)                350,000   $    8,351,000
------------------------------------------------------------------------------
Vodafone Group PLC-ADR (United Kingdom)(b)          1,000,000       24,540,000
==============================================================================
                                                                    32,891,000
==============================================================================
  Total Common Stocks & Other Equity
    Interests (Cost $2,279,862,292)                              2,889,020,037
______________________________________________________________________________
==============================================================================

MONEY MARKET FUNDS-0.96%

Liquid Assets Portfolio-Institutional
  Class(c)                                         13,940,952       13,940,952
------------------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(c)        13,940,952       13,940,952
______________________________________________________________________________
==============================================================================
  Total Money Market Funds (Cost $27,881,904)                       27,881,904
==============================================================================
TOTAL INVESTMENTS-100.44% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost
  $2,307,744,196)                                                2,916,901,941
==============================================================================
INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-1.01%

Liquid Assets Portfolio-Institutional
  Class(c)(d)                                      29,403,400       29,403,400
______________________________________________________________________________
==============================================================================
  Total Money Market Funds (purchased with
    cash collateral from securities loaned)
    (Cost $29,403,400)                                              29,403,400
______________________________________________________________________________
==============================================================================
TOTAL INVESTMENTS-101.45% (Cost
  $2,337,147,596)                                                2,946,305,341
==============================================================================
OTHER ASSETS LESS LIABILITIES-(1.45%)                              (42,204,984)
==============================================================================
NET ASSETS-100.00%                                              $2,904,100,357
______________________________________________________________________________
==============================================================================

Investment Abbreviations:

ADR    - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) All or portion of this security has been pledged as collateral for securities lending transactions at April 30, 2004.
(c) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(d) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 7.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2004
(Unaudited)

ASSETS:

Investments, at market value (cost
  $2,279,862,292)*                           $ 2,889,020,037
------------------------------------------------------------
Investments in affiliated money market
  funds (cost $57,285,304)                        57,285,304
============================================================
     Total investments (cost
       $2,337,147,596)                         2,946,305,341
============================================================
Receivables for:
  Investments sold                                38,453,929
------------------------------------------------------------
  Fund shares sold                                 2,024,203
------------------------------------------------------------
  Dividends                                        2,535,242
------------------------------------------------------------
  Amount due from advisor                             50,196
------------------------------------------------------------
Investment for deferred compensation and
  retirement plans                                   147,152
------------------------------------------------------------
Other assets                                          94,404
============================================================
     Total assets                              2,989,610,467
____________________________________________________________
============================================================


LIABILITIES:

Payables for:
  Investments purchased                           40,833,052
------------------------------------------------------------
  Fund shares reacquired                          11,202,655
------------------------------------------------------------
  Deferred compensation and retirement
     plans                                           250,251
------------------------------------------------------------
  Collateral upon return of securities
     loaned                                       29,403,400
------------------------------------------------------------
Accrued distribution fees                          1,687,584
------------------------------------------------------------
Accrued trustees' fees                                 2,277
------------------------------------------------------------
Accrued transfer agent fees                        1,826,032
------------------------------------------------------------
Accrued operating expenses                           304,859
============================================================
     Total liabilities                            85,510,110
============================================================
Net assets applicable to shares outstanding  $ 2,904,100,357
____________________________________________________________
============================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest                $ 4,039,113,228
------------------------------------------------------------
Undistributed net investment income (loss)        (8,235,730)
------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities                       (1,735,934,886)
------------------------------------------------------------
Unrealized appreciation of investment
  securities                                     609,157,745
============================================================
                                             $ 2,904,100,357
____________________________________________________________
============================================================


NET ASSETS:

Class A                                      $ 1,427,468,816
____________________________________________________________
============================================================
Class B                                      $ 1,166,650,123
____________________________________________________________
============================================================
Class C                                      $   267,627,937
____________________________________________________________
============================================================
Class R                                      $     5,656,038
____________________________________________________________
============================================================
Investor Class                               $    35,139,632
____________________________________________________________
============================================================
Institutional Class                          $     1,557,811
____________________________________________________________
============================================================


SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                          130,069,473
____________________________________________________________
============================================================
Class B                                          111,518,950
____________________________________________________________
============================================================
Class C                                           25,584,252
____________________________________________________________
============================================================
Class R                                              516,692
____________________________________________________________
============================================================
Investor Class                                     3,197,774
____________________________________________________________
============================================================
Institutional Class                                  139,955
____________________________________________________________
============================================================
Class A:
  Net asset value per share                  $         10.97
------------------------------------------------------------
  Offering price per share:
     (Net asset value of $10.97 divided by
       94.50%)                               $         11.61
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
     share                                   $         10.46
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
     share                                   $         10.46
____________________________________________________________
============================================================
Class R:
  Net asset value and offering price per
     share                                   $         10.95
____________________________________________________________
============================================================
Investor Class:
  Net asset value and offering price per
     share                                   $         10.99
____________________________________________________________
============================================================
Institutional Class:
  Net asset value and offering price per
     share                                   $         11.13
____________________________________________________________
============================================================

* At April 30, 2004, securities with an aggregate market value of $16,289,067 were on loan to brokers.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the six months ended April 30, 2004
(Unaudited)

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $32,003)         $17,619,838
-------------------------------------------------------------------------
Dividends from affiliated money market funds*                     322,756
=========================================================================
     Total investment income                                   17,942,594
=========================================================================


EXPENSES:

Advisory fees                                                   9,697,920
-------------------------------------------------------------------------
Administrative services fees                                      294,140
-------------------------------------------------------------------------
Custodian fees                                                    129,006
-------------------------------------------------------------------------
Distribution fees:
  Class A                                                       2,578,702
-------------------------------------------------------------------------
  Class B                                                       6,150,328
-------------------------------------------------------------------------
  Class C                                                       1,436,174
-------------------------------------------------------------------------
  Class R                                                          13,120
-------------------------------------------------------------------------
  Investor Class                                                   46,281
-------------------------------------------------------------------------
Transfer agent fees -- Class A, B, C, R & Investor              4,859,355
-------------------------------------------------------------------------
Transfer agent fees -- Institutional Class                             30
-------------------------------------------------------------------------
Trustees' fees                                                     26,604
-------------------------------------------------------------------------
Other                                                             783,610
=========================================================================
     Total expenses                                            26,015,270
=========================================================================
Less: Fees waived and expense offset arrangements                 (30,876)
=========================================================================
     Net expenses                                              25,984,394
=========================================================================
Net investment income (loss)                                   (8,041,800)
=========================================================================


REALIZED AND UNREALIZED GAIN FROM INVESTMENT SECURITIES:

Net realized gain from investment securities                   84,064,458
-------------------------------------------------------------------------
Change in net unrealized appreciation of investment
  securities                                                    2,918,149
=========================================================================
Net gain from investment securities                            86,982,607
=========================================================================
Net increase in net assets resulting from operations          $78,940,807
_________________________________________________________________________
=========================================================================


* Dividends from affiliated money market funds are net of fees paid to security lending counterparties.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended April 30, 2004 and the year ended October 31, 2003 (Unaudited)

                                                                APRIL 30,        OCTOBER 31,
                                                                   2004              2003
----------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $   (8,041,800)   $  (14,101,484)
----------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities             84,064,458      (105,157,212)
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities                                                     2,918,149       519,286,935
==============================================================================================
    Net increase in net assets resulting from operations          78,940,807       400,028,239
==============================================================================================
Share transactions-net:
  Class A                                                        (51,795,405)     (162,460,380)
----------------------------------------------------------------------------------------------
  Class B                                                        (87,835,410)     (136,334,779)
----------------------------------------------------------------------------------------------
  Class C                                                        (30,190,906)      (51,018,964)
----------------------------------------------------------------------------------------------
  Class R                                                          4,030,985         1,425,250
----------------------------------------------------------------------------------------------
  Investor Class                                                  33,920,455            99,068
----------------------------------------------------------------------------------------------
  Institutional Class                                              1,481,225           (43,881)
==============================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                         (130,389,056)     (348,333,686)
==============================================================================================
    Net increase (decrease) in net assets                        (51,448,249)       51,694,553
==============================================================================================

NET ASSETS:

  Beginning of period                                          2,955,548,606     2,903,854,053
==============================================================================================
  End of period (including undistributed net investment
    income (loss) of $(8,235,730) and $(193,930) for 2004
    and 2003, respectively)                                   $2,904,100,357    $2,955,548,606
______________________________________________________________________________________________
==============================================================================================

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

April 30, 2004
(Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Blue Chip Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of fifteen separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's primary investment objective is long-term growth of capital with a secondary objective of current income. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, the Fund's officers, trustees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE"). Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis.

     Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transactions costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

H. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts.

I. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional

Class are charged to such class. Transfer agency fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the first $350 million of the Fund's average daily net assets, plus 0.625% of the Fund's average daily net assets in excess of $350 million. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund). For the six months ended April 30, 2004, AIM waived fees of $8,090.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2004, AIM was paid $294,140 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI"), formerly known as A I M Fund Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. For the Institutional Class, the transfer agent has contractually agreed to reimburse class specific transfer agent fees to the extent necessary to limit transfer agent fees to 0.10% of the average net assets. During the six months ended April 30, 2004, AISI retained $2,297,912.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C, Class R, Investor Class and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C, Class R and Investor Class shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares, 0.50% of the average daily net assets of Class R shares and 0.25% of the average daily net assets of the Investor Class shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the six months ended April 30, 2004, the Class A, Class B, Class C, Class R and Investor Class shares paid $2,578,702, $6,150,328, $1,436,174, $13,120 and $46,281, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended April 30, 2004, AIM Distributors advised the Fund that it retained $215,357 in front-end sales commissions from the sale of Class A shares and $2,057, $20,132, $7,290 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.


NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC"), to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. Each day the prior day's balance invested in the affiliated money market fund is redeemed in full and a new purchase amount is submitted to invest the current day's available cash and/or cash collateral received from securities lending transactions. The tables below show the transactions in and earnings from investments in affiliated money market funds for the period ended April 30, 2004.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                                    UNREALIZED
                                 MARKET VALUE       PURCHASES       PROCEEDS       APPRECIATION    MARKET VALUE   DIVIDEND
FUND                               10/31/03          AT COST       FROM SALES     (DEPRECIATION)     04/30/04      INCOME
--------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-Institutional Class  $32,255,406       $ 81,739,346   $(100,053,800)      $   --       $13,940,952    $156,530
--------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-Institutional Class   32,255,406         81,739,346    (100,053,800)          --        13,940,952     154,261
==========================================================================================================================
  Subtotal                       $64,510,812       $163,478,692   $(200,107,600)      $   --       $27,881,904    $310,791
==========================================================================================================================


                                  REALIZED
FUND                             GAIN (LOSS)
--------------------------------------------
Liquid Assets
  Portfolio-Institutional Class    $   --
--------------------------------------------
STIC Prime
  Portfolio-Institutional Class        --
============================================
  Subtotal                         $   --
============================================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                                    UNREALIZED
                                 MARKET VALUE       PURCHASES       PROCEEDS       APPRECIATION    MARKET VALUE   DIVIDEND
FUND                               10/31/03          AT COST       FROM SALES     (DEPRECIATION)     04/30/04     INCOME*
--------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-Institutional Class  $   447,700       $307,399,404   $(278,443,704)      $   --       $29,403,400    $ 11,965
==========================================================================================================================
  Total                          $64,958,512       $470,878,096   $(478,551,304)      $   --       $57,285,304    $322,756
__________________________________________________________________________________________________________________________
==========================================================================================================================


                                  REALIZED
FUND                             GAIN (LOSS)
--------------------------------------------
Liquid Assets
  Portfolio-Institutional Class    $   --
============================================
  Total                            $   --
____________________________________________
============================================

* Dividend income is net of fees paid to security lending counterparties of $106,176.

NOTE 4--EXPENSE OFFSET ARRANGEMENTS

Indirect expenses under expense offset arrangements are comprised of transfer agency credits resulting from balances in Demand Deposit Accounts (DDA) used by the transfer agency for clearing shareholder transactions and custodian credits resulting from periodic overnight cash balances at the custodian. For the six months ended April 30, 2004, the Fund received reductions in transfer agency fees from AISI (an affiliate of AIM) of $22,784 and reductions in custodian fees of $2 under expense offset arrangements, which resulted in a reduction of the Fund's total expenses of $22,786.

NOTE 5--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds and INVESCO Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the six months ended April 30, 2004, the Fund paid legal fees of $7,387 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the six months ended April 30, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.

    At April 30, 2004, securities with an aggregate value of $16,289,067 were on loan to brokers. The loans were secured by cash collateral of $29,403,400 received by the Fund and subsequently invested in an affiliated money market fund. For the six months ended April 30, 2004, the Fund received dividends on cash collateral net of fees paid to counterparties of $11,965 for securities lending transactions.

NOTE 8--TAX INFORMATION

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be updated at the Fund's fiscal year-end.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to use capital loss carryforward may be limited under the Internal Revenue Code and related regulations.

    The Fund has a capital loss carryforward for tax purposes as of October 31, 2003 which expires as follows:

                                             CAPITAL LOSS
EXPIRATION                                  CARRYFORWARD*
----------------------------------------------------------
October 31, 2007                            $   38,614,682
----------------------------------------------------------
October 31, 2008                               185,511,022
----------------------------------------------------------
October 31, 2009                               833,974,843
----------------------------------------------------------
October 31, 2010                               615,639,140
----------------------------------------------------------
October 31, 2011                               102,882,323
==========================================================
Total capital loss carryforward             $1,776,622,010
__________________________________________________________
==========================================================
* Any capital loss carryforward listed will be reduced for
  limitations, if any, to the extent required by the
  Internal Revenue Code.

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the six months ended April 30, 2004 was $521,850,589 and $634,660,853, respectively.

         UNREALIZED APPRECIATION (DEPRECIATION) OF
           INVESTMENT SECURITIES ON A TAX BASIS
-----------------------------------------------------------
Aggregate unrealized appreciation of
  investment securities                        $609,886,693
-----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                         (41,371,641)
===========================================================
Net unrealized appreciation of investment
  securities                                   $568,515,052
___________________________________________________________
===========================================================
Cost of investments for tax purposes is $2,377,790,289.


NOTE 10--SHARE INFORMATION

The Fund currently offers six different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares, Investor Class shares and Institutional Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class R shares, Investor Class shares and Institutional Class shares are sold at net asset value. Under some circumstances, Class A shares and Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                              CHANGES IN SHARES OUTSTANDING
--------------------------------------------------------------------------------------------------------------------------
                                                                    SIX MONTHS ENDED                   YEAR ENDED
                                                                     APRIL 30, 2004                 OCTOBER 31, 2003
                                                              ----------------------------    ----------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      13,437,489    $ 150,031,880     30,092,109    $ 289,868,346
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                       4,640,600       49,531,200     12,053,281      111,049,162
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                       1,613,866       17,233,561      4,161,204       38,212,257
--------------------------------------------------------------------------------------------------------------------------
  Class R                                                         538,147        5,936,141        164,023        1,619,420
--------------------------------------------------------------------------------------------------------------------------
  Investor Class*                                                 340,144        3,792,045         12,285          130,138
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                             134,659        1,564,746             --               --
==========================================================================================================================
Issued in connection with acquisitions:**
  Class A                                                          63,333          676,707             --               --
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                          14,065          143,763             --               --
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                          98,131        1,002,254             --               --
--------------------------------------------------------------------------------------------------------------------------
  Investor Class*                                               3,554,717       38,013,823             --               --
==========================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                       1,110,489       12,493,779      1,670,042       16,099,491
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (1,163,754)     (12,493,779)    (1,741,215)     (16,099,491)
==========================================================================================================================
Reacquired:
  Class A                                                     (19,258,599)    (214,997,771)   (49,132,867)    (468,428,217)
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (11,734,023)    (125,016,594)   (25,556,829)    (231,284,450)
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (4,547,400)     (48,426,721)    (9,824,798)     (89,231,221)
--------------------------------------------------------------------------------------------------------------------------
  Class R                                                        (169,406)      (1,905,156)       (20,044)        (194,170)
--------------------------------------------------------------------------------------------------------------------------
  Investor Class*                                                (706,465)      (7,885,413)        (2,907)         (31,070)
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                              (7,264)         (83,521)        (4,720)         (43,881)
==========================================================================================================================
                                                              (12,041,271)   $(130,389,056)   (38,130,436)   $(348,333,686)
__________________________________________________________________________________________________________________________
==========================================================================================================================

 * Investor Class shares commenced sales on September 30, 2003.
** As of the opening of business on November 3, 2003, the Fund acquired all of the net assets of INVESCO Growth & Income Fund pursuant to a plan of reorganization approved by the Trustees of the Fund on June 11, 2003 and INVESCO Growth & Income Fund shareholders on October 21, 2003. The acquisition was accomplished by a tax-free exchange of 3,730,246 shares of the Fund for 5,685,449 shares of INVESCO Growth & Income Fund outstanding as of the close business on October 31, 2003. INVESCO Growth & Income Fund's net assets at that date of $39,836,547 including $4,907,031 of unrealized appreciation were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $2,958,513,063.

NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                              CLASS A(a)
                                     --------------------------------------------------------------------------------------------
                                     SIX MONTHS
                                       ENDED                                      YEAR ENDED OCTOBER 31,
                                     APRIL 30,            -----------------------------------------------------------------------
                                        2004                 2003          2002             2001          2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
  period                             $    10.69           $     9.22    $    11.22       $    17.29    $    15.49      $    12.05
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)            (0.01)(b)            (0.02)        (0.04)(b)        (0.04)        (0.05)(b)        0.01
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities
    (both realized and unrealized)         0.29                 1.49         (1.96)           (6.03)         1.85            3.47
=================================================================================================================================
    Total from investment
      operations                           0.28                 1.47         (2.00)           (6.07)         1.80            3.48
=================================================================================================================================
Less distributions:
  Dividends from net investment
    income                                   --                   --            --               --            --           (0.01)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized
    gains                                    --                   --            --               --            --           (0.03)
=================================================================================================================================
    Total distributions                      --                   --            --               --            --           (0.04)
=================================================================================================================================
Net asset value, end of period       $    10.97           $    10.69    $     9.22       $    11.22    $    17.29      $    15.49
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                            2.62%               15.94%       (17.82)%         (35.11)%       11.60%          29.01%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                           $1,427,469           $1,439,518    $1,402,589       $2,067,602    $3,163,453      $2,299,551
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net
  assets                                   1.39%(d)             1.47%         1.40%            1.28%         1.19%           1.19%
=================================================================================================================================
Ratio of net investment income
  (loss) to average net assets            (0.21)%(d)           (0.17)%       (0.33)%          (0.29)%       (0.31)%          0.03%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(e)                   18%                  28%           28%              31%           22%             22%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) Per share information for all periods prior to October 31, 2000 have been restated to reflect a 3 for 1 stock split, effected in the form of a 200% stock dividend, on September 8, 2000.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average daily net assets of $1,481,640,142.
(e)  Not annualized for periods less than one year.


                                                                              CLASS B(a)
                                        ---------------------------------------------------------------------------------------
                                        SIX MONTHS
                                          ENDED                                  YEAR ENDED OCTOBER 31,
                                        APRIL 30,        ----------------------------------------------------------------------
                                           2004             2003          2002            2001          2000            1999
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period    $    10.22       $     8.88    $    10.87      $    16.87    $    15.22      $    11.91
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)               (0.05)(b)        (0.08)        (0.10)(b)       (0.13)        (0.17)(b)       (0.10)(b)
-------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities
    (both realized and unrealized)            0.29             1.42         (1.89)          (5.87)         1.82            3.44
===============================================================================================================================
    Total from investment operations          0.24             1.34         (1.99)          (6.00)         1.65            3.34
===============================================================================================================================
Less distributions from net realized
  gains                                         --               --            --              --            --           (0.03)
===============================================================================================================================
Net asset value, end of period          $    10.46       $    10.22    $     8.88      $    10.87    $    16.87      $    15.22
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Total return(c)                               2.35%           15.09%       (18.31)%        (35.57)%       10.87%          28.08%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                              $1,166,650       $1,223,821    $1,198,513      $1,806,464    $2,746,149      $1,891,171
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratio of expenses to average net
  assets                                      2.04%(d)         2.12%         2.05%           1.94%         1.88%           1.91%
===============================================================================================================================
Ratio of net investment income (loss)
  to average net assets                      (0.86)%(d)       (0.82)%       (0.98)%         (0.94)%       (1.00)%         (0.68)%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Portfolio turnover rate(e)                      18%              28%           28%             31%           22%             22%
_______________________________________________________________________________________________________________________________
===============================================================================================================================

(a) Per share information for all periods prior to October 31, 2000 have been restated to reflect a 3 for 1 stock split, effected in the form of a 200% stock dividend, on September 8, 2000.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average daily net assets of $1,236,824,172.
(e)  Not annualized for periods less than one year.


                                                                            CLASS C(a)
                                          -------------------------------------------------------------------------------
                                          SIX MONTHS
                                            ENDED                              YEAR ENDED OCTOBER 31,
                                          APRIL 30,        --------------------------------------------------------------
                                            2004             2003        2002           2001        2000           1999
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period       $  10.22        $   8.88    $  10.87       $  16.86    $  15.21       $  11.91
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                (0.05)(b)       (0.08)      (0.10)(b)      (0.13)      (0.17)(b)      (0.10)(b)
-------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                   0.29            1.42       (1.89)         (5.86)       1.82           3.43
=========================================================================================================================
    Total from investment operations           0.24            1.34       (1.99)         (5.99)       1.65           3.33
=========================================================================================================================
Less distributions from net realized
  gains                                          --              --          --             --          --          (0.03)
=========================================================================================================================
Net asset value, end of period             $  10.46        $  10.22    $   8.88       $  10.87    $  16.86       $  15.21
_________________________________________________________________________________________________________________________
=========================================================================================================================
Total return(c)                                2.35%          15.09%     (18.31)%       (35.53)%     10.82%         28.09%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)   $267,628        $290,396    $302,555       $487,838    $720,186       $349,951
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratio of expenses to average net assets        2.04%(d)        2.12%       2.05%          1.94%       1.88%          1.90%
=========================================================================================================================
Ratio of net investment income (loss) to
  average net assets                          (0.86)%(d)      (0.82)%     (0.98)%        (0.94)%     (1.00)%        (0.68)%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Portfolio turnover rate(e)                       18%             28%         28%            31%         22%            22%
_________________________________________________________________________________________________________________________
=========================================================================================================================

(a) Per share information for all periods prior to October 31, 2000 have been restated to reflect a 3 for 1 stock split, effected in the form of a 200% stock dividend, on September 8, 2000.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average daily net assets of $288,813,038.
(e)  Not annualized for periods less than one year.

                                                                                  CLASS R
                                                              -----------------------------------------------
                                                                                                JUNE 3, 2002
                                                              SIX MONTHS                         (DATE SALES
                                                                ENDED            YEAR ENDED     COMMENCED) TO
                                                              APRIL 30,          OCTOBER 31,     OCTOBER 31,
                                                                 2004               2003            2002
-------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $10.66             $ 9.22          $ 10.53
-------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.02)(a)          (0.00)           (0.02)(a)
-------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   0.31               1.44            (1.29)
=============================================================================================================
    Total from investment operations                              0.29               1.44            (1.31)
=============================================================================================================
Net asset value, end of period                                  $10.95             $10.66          $  9.22
_____________________________________________________________________________________________________________
=============================================================================================================
Total return(b)                                                   2.72%             15.62%          (12.44)%
_____________________________________________________________________________________________________________
=============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $5,656             $1,578          $    37
_____________________________________________________________________________________________________________
=============================================================================================================
Ratio of expenses to average net assets                           1.54%(c)           1.62%            1.55%(d)
=============================================================================================================
Ratio of net investment income (loss) to average net assets      (0.36)%(c)         (0.32)%          (0.49)%(d)
_____________________________________________________________________________________________________________
=============================================================================================================
Portfolio turnover rate(e)                                          18%                28%              28%
_____________________________________________________________________________________________________________
=============================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $5,276,776.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                       INVESTOR CLASS
                                                              --------------------------------
                                                                                 SEPTEMBER 30,
                                                                                     2003
                                                              SIX MONTHS          (DATE SALES
                                                                ENDED            COMMENCED) TO
                                                              APRIL 30,           OCTOBER 31,
                                                                 2004                2003
----------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $ 10.69              $10.16
----------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          (0.01)(a)           (0.00)
----------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          0.31                0.53
==============================================================================================
    Total from investment operations                              0.30                0.53
==============================================================================================
Net asset value, end of period                                 $ 10.99              $10.69
______________________________________________________________________________________________
==============================================================================================
Total return(b)                                                   2.81%               5.22%
______________________________________________________________________________________________
==============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $35,140              $  100
______________________________________________________________________________________________
==============================================================================================
Ratio of expenses to average net assets:                          1.29%(c)            1.29%(d)
==============================================================================================
Ratio of net investment income (loss) to average net assets      (0.11)%(c)          (0.01)%(d)
______________________________________________________________________________________________
==============================================================================================
Portfolio turnover rate(e)                                          18%                 28%
______________________________________________________________________________________________
==============================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $37,228,363.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                            INSTITUTIONAL CLASS
                                                              -----------------------------------------------
                                                                                                  MARCH 15,
                                                                                                    2002
                                                              SIX MONTHS                         (DATE SALES
                                                                ENDED            YEAR ENDED     COMMENCED) TO
                                                              APRIL 30,          OCTOBER 31,     OCTOBER 31,
                                                                 2004               2003            2002
-------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $10.81             $ 9.26          $ 12.13
-------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.03(a)            0.06             0.02(a)
-------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   0.29               1.49            (2.89)
=============================================================================================================
    Total from investment operations                              0.32               1.55            (2.87)
=============================================================================================================
Net asset value, end of period                                  $11.13             $10.81          $  9.26
_____________________________________________________________________________________________________________
=============================================================================================================
Total return(b)                                                   2.96%             16.74%          (23.66)%
_____________________________________________________________________________________________________________
=============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $1,558             $  136          $   160
_____________________________________________________________________________________________________________
=============================================================================================================
Ratio of expenses to average net assets                           0.73%(c)           0.77%            0.77%(d)
=============================================================================================================
Ratio of net investment income to average net assets              0.45%(c)           0.53%            0.30%(d)
_____________________________________________________________________________________________________________
=============================================================================================================
Portfolio turnover rate(e)                                          18%                28%              28%
_____________________________________________________________________________________________________________
=============================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average daily net assets of $603,318.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

NOTE 12--LEGAL PROCEEDINGS


Your Fund's investment advisor, A I M Advisors, Inc. ("AIM"), is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. ("IFG"), was formerly the investment advisor to the INVESCO Funds. AIM succeeded IFG as the investment advisor to the INVESCO Funds other than INVESCO Variable Investment Funds, Inc. ("IVIF") on November 25, 2003, and succeeded IFG as the investment advisor to IVIF on April 30, 2004.

  The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to a wide range of issues, including issues of "market timing" and "late trading." Both AIM and IFG are the subject of a number of such inquiries, as described below.

Regulatory Actions and Inquiries Concerning IFG
-----------------------------------------------

  On December 2, 2003 each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against IFG and Raymond R. Cunningham, in his capacity as the Chief Executive Officer of IFG. Mr. Cunningham also currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc. ("AIM Management"), the parent of AIM, and the position of Senior Vice President of AIM. As of April 23, 2004, Mr. Cunningham was granted a voluntary administrative leave of absence with pay. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings.

  The SEC complaint alleges that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

  The NYAG and Colorado complaints made substantially similar allegations. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief; civil monetary penalties; and other relief.

  In addition, IFG has received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and other related issues concerning the INVESCO Funds. These regulators include the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, the Office of the Secretary of State for West Virginia, the Colorado Securities Division and the Bureau of Securities of the State of New Jersey. IFG has also received more limited inquiries from the United States Department of Labor ("DOL"), the NASD, Inc. ("NASD"), the SEC and the United States Attorney's Office for the Southern District of New York concerning certain specific INVESCO Funds, entities and/or individuals. IFG is providing full cooperation with respect to these inquiries.

Regulatory Inquiries Concerning AIM
-----------------------------------

  AIM has also received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and other related issues concerning the AIM Funds. AIM has received requests for information and documents concerning these and related matters from the SEC, the Massachusetts Secretary of the Commonwealth, the Office of the State Auditor for the State of West Virginia and the Department of Banking for the State of Connecticut. In addition, AIM has received subpoenas concerning these and related matters from the NYAG, the United States Attorney's Office for the District of Massachusetts, the Commissioner of Securities for the State of Georgia, the Office of the Secretary of State for West Virginia and the Bureau of Securities of the State of New Jersey. AIM has also received more limited inquiries from the DOL, the NASD, the SEC and the United States Attorney's Office for the Southern District of New York concerning certain specific AIM Funds, entities and/or individuals. AIM is providing full cooperation with respect to these inquiries.

Response of AMVESCAP
--------------------

  AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. In addition, AMVESCAP has retained separate outside counsel to undertake a comprehensive review of AIM's and IFG's policies, procedures and practices, with the objective that they rank among the most effective in the fund industry. At the direction of the trustees of the AIM and INVESCO Funds, AMVESCAP will pay all of the expenses incurred by the AIM and INVESCO Funds related to market timing, including expenses incurred in connection with the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM.

  For the period ended April 30, 2004, AMVESCAP has assumed $108,058 of expenses incurred by the Fund in connection with these matters, including legal, audit, shareholder servicing, communication and trustee expenses.

  There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, including but not limited to A I M Capital Management, Inc., AIM Funds Management Inc., INVESCO Global Asset Management (N.A.), Inc.,

INVESCO Institutional (N.A.), Inc. ("IINA") and INVESCO Senior Secured Management, Inc., from serving as an investment advisor to any investment company registered under the Investment Company Act of 1940 (a "registered investment company"), including the Fund. The Fund has been informed by AIM that, if AIM is so barred, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There can be no assurance that such exemptive relief will be granted. Any settlement with the regulators could also include terms which would bar Mr. Cunningham from serving as an officer or director of any registered investment company.

Private Actions Alleging Market Timing
--------------------------------------

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities and certain of their officers, including Mr. Cunningham) making allegations substantially similar to the allegations in the regulatory complaints against IFG described above. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violation of various provisions of the Federal and state securities laws;
(ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA"); (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees.

  IFG has removed certain of the state court proceedings to Federal District Court. The Judicial Panel on Multidistrict Litigation (the "Panel") has ruled that all actions pending in Federal court that allege market timing and/or late trading be transferred to the United States District Court for the District of Maryland for coordinated pre-trial proceedings. Some of the cases against IFG and the other AMVESCAP defendants have already been transferred to the District of Maryland in accordance with the Panel's directive. AIM and IFG anticipate that in time most or all of the actions pending against them and the other AMVESCAP defendants alleging market timing and/or late trading will be transferred to the multidistrict litigation.

Other Private Actions
---------------------

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, IINA, A I M Distributors, Inc. ("AIM Distributors") and INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in both Federal and state courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees.

  Certain other civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG and AIM) alleging that certain AIM and INVESCO Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

  Additional lawsuits or regulatory actions arising out of the circumstances above and presenting similar allegations and requests for relief may be served or filed against the Fund, IFG, AIM, AIM Management, IINA, AIM Distributors, INVESCO Distributors, AMVESCAP and related entities and individuals in the future.

  As a result of the above developments, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the matters described above may have on the Fund or AIM.

OTHER INFORMATION

TRUSTEES AND OFFICERS

BOARD OF TRUSTEES                 OFFICERS                                      OFFICE OF THE FUND
Bob R. Baker                      Robert H. Graham                              11 Greenway Plaza
Frank S. Bayley                   Chairman and President                        Suite 100
James T. Bunch                                                                  Houston, TX 77046-1173
Bruce L. Crockett                 Mark H. Williamson
Albert R. Dowden                  Executive Vice President                      INVESTMENT ADVISOR
Edward K. Dunn Jr.                                                              A I M Advisors, Inc.
Jack M. Fields                    Kevin M. Carome                               11 Greenway Plaza
Carl Frischling                   Senior Vice President, Secretary and          Suite 100
Robert H. Graham                   Chief Legal Officer                          Houston, TX 77046-1173
Gerald J. Lewis
Prema Mathai-Davis                Stuart W. Coco                                TRANSFER AGENT
Lewis F. Pennock                  Vice President                                AIM Investment Services, Inc.
Ruth H. Quigley                                                                 P.O. Box 4739
Louis S. Sklar                    Melville B. Cox                               Houston, TX 77210-4739
Larry Soll, Ph.D.                 Vice President
Mark H. Williamson                                                              CUSTODIAN
                                  Sidney M. Dilgren                             State Street Bank and Trust Company
                                  Vice President and Treasurer                  225 Franklin Street
                                                                                Boston, MA 02110-2801
                                  Karen Dunn Kelley
                                  Vice President                                COUNSEL TO THE FUND
                                                                                Ballard Spahr
                                  Edgar M. Larsen                               Andrews & Ingersoll, LLP
                                  Vice President                                1735 Market Street
                                                                                Philadelphia, PA 19103-7599

                                                                                COUNSEL TO THE TRUSTEES
                                                                                Kramer, Levin, Naftalis & Frankel LLP
                                                                                919 Third Avenue
                                                                                New York, NY 10022-3852

                                                                                DISTRIBUTOR
                                                                                A I M Distributors, Inc.
                                                                                11 Greenway Plaza
                                                                                Suite 100
                                                                                Houston, TX 77046-1173

            DOMESTIC EQUITY                       INTERNATIONAL/GLOBAL EQUITY                          FIXED INCOME

AIM Aggressive Growth Fund                   AIM Asia Pacific Growth Fund                  TAXABLE
AIM Balanced Fund*                           AIM Developing Markets Fund
AIM Basic Balanced Fund*                     AIM European Growth Fund                      AIM Floating Rate Fund
AIM Basic Value Fund                         AIM European Small Company Fund               AIM High Yield Fund
AIM Blue Chip Fund                           AIM Global Aggressive Growth Fund             AIM Income Fund
AIM Capital Development Fund                 AIM Global Equity Fund(4)                     AIM Intermediate Government Fund
AIM Charter Fund                             AIM Global Growth Fund                        AIM Limited Maturity Treasury Fund
AIM Constellation Fund                       AIM Global Value Fund                         AIM Money Market Fund
AIM Dent Demographic Trends Fund             AIM International Emerging Growth Fund        AIM Short Term Bond Fund
AIM Diversified Dividend Fund                AIM International Growth Fund                 AIM Total Return Bond Fund
AIM Emerging Growth Fund                     AIM Trimark Fund                              INVESCO U.S. Government Money Fund
AIM Large Cap Basic Value Fund               INVESCO International Core Equity Fund(5)
AIM Large Cap Growth Fund                                                                  TAX-FREE
AIM Libra Fund                                         SECTOR EQUITY
AIM Mid Cap Basic Value Fund                                                               AIM High Income Municipal Fund
AIM Mid Cap Core Equity Fund(1)              AIM Global Health Care Fund                   AIM Municipal Bond Fund
AIM Mid Cap Growth Fund                      AIM Real Estate Fund                          AIM Tax-Exempt Cash Fund
AIM Opportunities I Fund                     INVESCO Advantage Health Sciences Fund        AIM Tax-Free Intermediate Fund
AIM Opportunities II Fun                     INVESCO Energy Fund
AIM Opportunities III Fund                   INVESCO Financial Services Fund                     AIM ALLOCATION SOLUTIONS
AIM Premier Equity Fund                      INVESCO Gold & Precious Metals Fund
AIM Select Equity Fund                       INVESCO Health Sciences Fund                  AIM Aggressive Allocation Fund
AIM Small Cap Equity Fund(2)                 INVESCO Leisure Fund                          AIM Conservative Allocation Fund
AIM Small Cap Growth Fund(3)                 INVESCO Multi-Sector Fund                     AIM Moderate Allocation Fund
AIM Trimark Endeavor Fund                    INVESCO Technology Fund
AIM Trimark Small Companies Fund             INVESCO Utilities Fund
AIM Weingarten Fund
INVESCO Core Equity Fund
INVESCO Dynamics Fund
INVESCO Mid-Cap Growth Fund
INVESCO Small Company Growth Fund
INVESCO S&P 500 Index Fund
INVESCO Total Return Fund*

* Domestic equity and income fund

CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY. FOR THIS AND OTHER IMPORTANT INFORMATION ABOUT AIM AND INVESCO FUNDS, OBTAIN A PROSPECTUS FROM YOUR FINANCIAL ADVISOR OR AIMINVESTMENTS.COM AND READ IT THOROUGHLY BEFORE INVESTING.

(1) As of the close of business on February 27, 2004, AIM Mid Cap Core Equity Fund is available to new investors on a limited basis. For information on who may continue to invest in AIM Mid Cap Core Equity Fund, please contact your financial advisor. (2) AIM Small Cap Equity Fund was closed to most investors on December 19, 2003. For information on who may continue to invest in AIM Small Cap Equity Fund, please contact your financial advisor. (3) AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor. (4) Effective March 31, 2004, AIM Global Trends Fund was renamed AIM Global Equity Fund. (5) Effective November 24, 2003, INVESCO International Blue Chip Value Fund was renamed INVESCO International Core Equity Fund.

   If used after July 20, 2004, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $148 billion in assets for approximately 11 million shareholders, including individual investors, corporate clients and financial institutions. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $381 billion in assets under management. Data as of March 31, 2004.

                               AIMinvestments.com

                                                                       BCH-SAR-1

                                              YOUR GOALS. OUR SOLUTIONS.--Registered Trademark--
------------------------------------------------------------------------------------------------
Mutual    Retirement    Annuities   College  Separately    Offshore    Alternative    Cash       [AIM INVESTMENTS LOGO APPEARS HERE]
Funds     Products                  Savings  Managed       Products    Investments    Management         --Servicemark--
                                    Plans    Accounts
------------------------------------------------------------------------------------------------

                                                    AIM CAPITAL DEVELOPMENT FUND
                              Semiannual Report to Shareholders o April 30, 2004

                                 [COVER IMAGE]




YOUR GOALS. OUR SOLUTIONS.                   [AIM INVESTMENTS LOGO APPEARS HERE]
--Registered Trademark--                                --Servicemark--

==================================================================================================================================
AIM CAPITAL DEVELOPMENT FUND SEEKS TO PROVIDE LONG-TERM GROWTH OF CAPITAL.
==================================================================================================================================

o Unless otherwise stated, information presented is as of 4/30/04 and is based on total net assets.

ABOUT SHARE CLASSES                          ABOUT INDEXES USED IN THIS REPORT            OTHER INFORMATION
o Effective 9/30/03, Class B shares are
not available as an investment for           o The unmanaged Standard & Poor's            o The returns shown in the Management's
retirement plans maintained pursuant to      Composite Index of 500 Stocks (the S&P       Discussion of Fund Performance are based
Section 401 of the Internal Revenue          500--Registered Trademark-- Index) is        on net asset values calculated for
Code, including 401(k) plans, money          an index of common stocks frequently         shareholder transactions. Generally
purchase pension plans and profit            used as a general measure of U.S. stock      accepted accounting principles require
sharing plans. Plans that have existing      market performance.                          adjustments to be made to the net assets
accounts invested in Class B shares will                                                  of the fund at period end for financial
continue to be allowed to make               o The unmanaged Russell Midcap               reporting purposes, and as such, the net
additional purchases.                        --Registered Trademark-- Index               asset value for shareholder transactions
                                             represents the performance of the stocks     and the returns based on the net asset
o Class R shares are available only to       of domestic mid-capitalization               values may differ from the net asset
certain retirement plans. Please see the     companies.                                   values and returns reported in the
prospectus for more information.                                                          Financial Highlights.
                                             o The unmanaged Lipper Mid-Cap Core Fund
PRINCIPAL RISKS OF INVESTING IN THE FUND     Index represents an average of the           o Industry classifications used in this
o Investing in small and mid-size            performance of the 30 largest                report are generally according to the
companies involves risks not associated      mid-capitalization core funds tracked by     Global Industry Classification Standard,
with investing in more established           Lipper, Inc., an independent mutual fund     which was developed by and is the
companies. Also, small companies have        performance monitor.                         exclusive property and a service mark of
business risk, significant stock price                                                    Morgan Stanley Capital International
fluctuations and illiquidity.                o The unmanaged MSCI World Index tracks      Inc. and Standard & Poor's.
                                             the performance of approximately 50
o International investing presents           countries covered by Morgan Stanley          o Bloomberg, Inc. is a well-known
certain risks not associated with            Capital International that are               independent financial research and
investing solely in the United States.       considered developed markets.                reporting firm.
These include risks relating to
fluctuations in the value of the U.S.        o The fund is not managed to track the       A description of the policies and
dollar relative to the values of other       performance of any particular index,         procedures that the fund uses to
currencies, the custody arrangements         including the indexes defined here, and      determine how to vote proxies relating
made for the fund's foreign holdings,        consequently, the performance of the         to portfolio securities is available
differences in accounting, political         fund may deviate significantly from the      without charge, upon request, by calling
risks and the lesser degree of public        performance of the indexes.                  800-959-4246, or on the AIM Web site,
information required to be provided by                                                    AIMinvestments.com.
non-U.S. companies. The fund may invest      o A direct investment cannot be made in
up to 25% of its assets in the               an index. Unless otherwise indicated,
securities of non-U.S. issuers.              index results include reinvested
                                             dividends, and they do not reflect sales
                                             charges.

THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND
PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES
AND EXPENSES. READ IT CAREFULLY BEFORE YOU INVEST.

=====================================================
NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE
=====================================================

AIMinvestments.com

TO OUR SHAREHOLDERS

                    DEAR FELLOW SHAREHOLDER IN                  VISIT AIMINVESTMENTS.COM FOR REGULATORY UPDATES
                    THE AIM FAMILY OF FUNDS--Registered         For the latest information about ongoing regulatory matters,
                    Trademark-- :                               including proposed rules and regulations regarding the
                                                                mutual fund industry, please visit our Web site,
[PHOTO OF           For most of the six-month period covered    AIMinvestments.com. We continue to post updates as
ROBERT H.           by this report, major stock market          information becomes available. We also encourage you to
GRAHAM]             indexes delivered positive performance      visit our Web site for general investing information,
                    as economies strengthened both here and     performance updates on our funds, and market and economic
ROBERT H. GRAHAM    abroad. In the United States, gross         commentary from our financial experts.
                    domestic product steadily improved,
                    while overseas, economic recovery took          For information on how your fund performed and was
                    hold, especially in Asia. In March and      managed during the six months covered by this report, please
                    April, however, markets lagged as           read your fund managers' discussion on the following pages.
                    concerns arose about geopolitical events    We hope you find it informative.
                    and the possibility that the U.S.
                    Federal Reserve may raise interest              As always, AIM is committed to building solutions for
                    rates.                                      your investment goals, and we thank you for your continued
                                                                participation in AIM Investments. If you have any questions,
    Additionally, what's known as a sector rotation took        please contact our Client Service representatives at
place. During much of 2003, the information technology          800-959-4246.
sector was the favorite of U.S. and foreign investors. The
sector's performance turned negative early in 2004, however,    Sincerely,
as investors switched to more defensive sectors they tend to
favor when conditions seem uncertain. For the last month of     /s/ Robert H. Graham
the reporting period, only three sectors of the 10 in the       Robert H. Graham
S&P 500 Index produced positive returns, including health       Chairman and President
care and consumer staples. The third positive sector was        May 26, 2004
energy, riding the wave of rising oil and gas prices. Stocks in the MSCI World Index displayed a similar performance
pattern, reflecting the global nature of the rotation.

THE CASE FOR MUTUAL FUND INVESTING
A period like the one covered by this report is a prime argument for the long-term perspective mutual fund companies always advocate. As we have said on many occasions, no one can consistently predict how markets will perform. And because markets can move with such abruptness, missing out on a few of the best days in the market can diminish your long-term results significantly. Staying invested, we believe, is the best strategy.

    The market volatility experienced over the past six months is also a powerful argument for the diversification offered by mutual funds. For a modest initial investment, mutual fund shareholders can diversify across asset classes, regions, investment styles and market capitalizations.
Diversification can offer protection during market downturns because a portfolio made up of a broad spectrum of investments will not bear the full brunt of the decline in any particular security, market, or sector.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

FUND BENEFITED FROM DIVERSIFICATION,                                                      index posted gains for the six months.
GOOD STOCK SELECTION
                                                                                          Small-cap stocks generally outperformed
For the six months ended April 30, 2004,     of 2003 and 4.4% in the first quarter of     mid- and large-cap stocks while value
AIM Capital Development Fund, Class A        2004.                                        stocks generally outperformed growth
shares, returned 8.03% at net asset                                                       stocks.
value. (Had the effects of the front-end         The unemployment rate was 5.6% at the
sales charges been included, the return      end of April. However, there were signs      YOUR FUND
would have been lower.) For the              that the job market could be improving.
performance of other share classes,          The number of new non-farm jobs created      During the reporting period, we
please see page 3. The fund outperformed     rose from 83,000 in February to 353,000      attempted to maintain a balanced
the Russell Midcap Index, the S&P 500        in March and 346,000 in April.               portfolio, with exposure to both
Index and the Lipper Mid-Cap Core Fund                                                    cyclical and defensive sectors. Cyclical
Index, which returned 7.25%, 6.27% and           Corporate earnings also improved.        stocks tend to be more economically
6.52%, respectively, over the same           According to Bloomberg, 410 companies in     sensitive while defensive stocks tend to
period.                                      the S&P 500 Index had reported earnings      be more stable regardless of economic
                                             for the first quarter of 2004 as of          conditions. At the close of the
    We believe that the fund outperformed    April 30, 2004. A total of 75.6% of          reporting period, the fund's largest
its benchmark indexes and its Lipper         those companies reported earnings that       sector weightings were information
peer group index because of good stock       exceeded analysts' expectations.             technology, consumer discretionary and
selection and favorable sector                                                            health care. While information
weightings. This was a byproduct of our          The S&P 500 Index declined during the    technology and consumer discretionary
stock-selection process, which focuses       final two months of the period amid          are generally considered more cyclical
on reasonably priced stocks of               concerns that the Federal Reserve (the       sectors, health care is generally
high-quality companies expected to           Fed) would raise interest rates.             regarded as more defensive. Spending for
experience earnings growth.                  However, the Fed maintained the federal      leisure activities and apparel items,
                                             funds target rate at 1.00%--its lowest       both included in the consumer
MARKET CONDITIONS                            level since 1958-- throughout the            discretionary sector, tends to fluctuate
                                             reporting period.                            with the state of the economy while
The economy exhibited signs of strength                                                   demand for health care services and
for most of the reporting period. The            Energy, telecommunication services       products tends to remain constant
nation's gross domestic product, the         and health care were the best-performing     regardless of economic conditions. We
broadest measure of economic activity,       sectors of the S&P 500 Index as              attempted to limit the fund's assets in
expanded at an annualized rate of 4.1%       investors rotated into more defensive        any one particular sector or stock to a
in the fourth quarter                        stocks. Information technology, consumer     relatively modest level. This strategy
                                             discretionary and financials were the        provided the fund with some protection
                                             weakest performers. With the exception       when investors rotated out of more
                                             of information technology, all sectors       aggressive sectors into more defensive
                                             of the                                       sectors.

=================================================================================================================================
TOP 10 EQUITY HOLDINGS*                                          TOP 10 INDUSTRIES*
 1. Fisher Scientific International, Inc.       1.3%              1. Health Care Services                        5.1%
 2. Consol Energy Inc.                          1.3               2. Electronic Equipment Manufacturers          3.9
 3. Caremark Rx, Inc.                           1.3               3. Thrifts & Mortgage Finance                  3.8
 4. Waters Corp.                                1.2               4. Semiconductors                              3.6
 5. Express Scripts, Inc.                       1.2               5. Data Processing & Outsourced Services       3.2
 6. Parker Hannifin Corp.                       1.2               6. Application Software                        3.0
 7. Republic Services, Inc.                     1.2               7. Industrial Machinery                        2.3
 8. Quanta Capital Holdings Ltd. (Bermuda)      1.2               8. Diversified Commercial Services             2.3
 9. Harrah's Entertainment, Inc.                1.2               9. Property & Casualty Insurance               2.3
10. SPX Corp.                                   1.2              10. Casinos & Gaming                            2.3

*Excludes money market fund holdings.
The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.
=================================================================================================================================

The fund also benefited from good stock          Detracting from performance were                             MICHAEL CHAPMAN
selection. While information technology      Novellus, a manufacturer of                                      Mr. Chapman,
stocks generally sustained losses, the       semiconductor production equipment, and           [CHAPMAN       Chartered Financial
fund's holdings in this sector, on           Cabot Microelectronics, a provider of             PHOTO]         Analyst, began his
average, posted gains for the reporting      polishing compounds used to make                                 investment career in
period. The sectors that had the most        advanced semiconductors. Novellus                                1995. He joined AIM
positive impact on performance were          declined in tandem with other                in 2001 and was promoted to his current
health care, financials and consumer         information technology stocks even           position as a portfolio manager of AIM
discretionary. The utilities sector          though the company reported an increase      Capital Development Fund in 2002. Mr.
detracted from fund performance, but our     in its earnings for the first quarter of     Chapman has a B.S. in petroleum
exposure to this sector was relatively       2004. We believe that Cabot                  engineering and an M.A. in energy and
small.                                       Microelectronics' stock declined because     mineral resources from The University of
                                             of concerns that the company is facing       Texas.
    Stocks that contributed to fund          increased competition. The company
performance included Autodesk, a             reported a decrease in gross profits for                         PAUL J. RASPLICKA
provider of computer-aided design            the first quarter of 2004 in comparison                          Mr. Rasplicka,
software, and DaVita, an operator of         to the previous three-month period.               [RASPLICKA     Chartered Financial
about 600 kidney dialysis centers.                                                             PHOTO]         Analyst, is lead
Autodesk benefited from the introduction     IN CLOSING                                                       portfolio manager of
of a new product and cost-cutting                                                                             AIM Capital
measures. The company reported a 51%         Throughout the reporting period, we          Development Fund.
increase in net revenue for its fiscal       remained committed to the fund's
year ended January 31, 2004. DaVita also     investment objective of growth of                Mr. Rasplicka joined AIM in 1998.
reported an increase in net income for       capital. We are pleased to have provided     Prior to joining AIM he was with INVESCO
the first quarter of 2004 compared to        positive returns to the fund's               Trust Company, the Denver-based
the same period for the previous year.       shareholders for the reporting period        investment management subsidiary of
We believe the company has benefited         ended April 30, 2004.                        AMVESCAP PLC, since 1994. He was
from stable Medicare reimbursement.                                                       responsible for portfolio management of
                                                 See important fund and index             small-capitalization growth separate
    Caremark, a pharmacy benefit                disclosures inside front cover.           accounts.
management company, was another stock
that enhanced fund performance. In                                                            Mr. Rasplicka began his investment
March, the company completed its merger                                                   career in 1982. A native of Denver, Mr.
with rival AdvancePCS, increasing the                                                     Rasplicka is a magna cum laude graduate
number of its corporate, government,                                                      of the University of Colorado at Boulder
union and other clients from 1,200 to                                                     with a B.S. in business administration.
more than 2,000. The company reported                                                     He received an M.B.A from the University
record earnings for the first quarter of                                                  of Chicago. He is a Chartered Investment
2004.                                                                                     Counselor.

                                                                                          Assisted by the Small and Mid-Cap Core
                                                                                          Team.

==================================================================================================================================
FUND VS. INDEXES                                                          TOTAL NUMBER OF HOLDINGS*                            103
                                                                          TOTAL NET ASSETS                            $1.1 billion
Total returns 10/31/03-4/30/04 excluding applicable
front-end and contingent deferred sales charges. If sales
charges were included, returns would be lower.

CLASS A SHARES                                       8.03%

CLASS B SHARES                                       7.64

CLASS C SHARES                                       7.64

CLASS R SHARES                                       7.92

S&P 500 INDEX (BROAD MARKET INDEX)                   6.27

RUSSELL MID CAP INDEX (STYLE-SPECIFIC INDEX)         7.25                                         [RIGHT ARROW GRAPHIC]

LIPPER MID-CAP CORE FUND INDEX (PEER GROUP INDEX)    6.52                                     FOR A PRESENTATION OF YOUR FUND'S
                                                                                              LONG-TERM PERFORMANCE RECORD,
Source: Lipper, Inc.                                                                          PLEASE TURN THE PAGE.
==================================================================================================================================

LONG-TERM PERFORMANCE

YOUR FUND'S LONG-TERM PERFORMANCE

Below you will find a presentation of your fund's long-term performance record for periods ended 4/30/04, the close of the six-month period covered by this report. As required by industry regulations, we also present long-term performance for periods ended 3/31/04, the most recent calendar quarter-end.

Please read the important disclosure accompanying these tables, which explains how fund performance is calculated and the sales charges, if any, that apply to the share class in which you are invested.


AVERAGE ANNUAL TOTAL RETURNS                 AVERAGE ANNUAL TOTAL RETURNS                     Class A share performance reflects
As of 4/30/04, including sales charges       As of 3/31/04, including applicable          the maximum 5.50% sales charge, and
                                             sales charges                                Class B and Class C share performance
CLASS A SHARES                               CLASS A SHARES                               reflects the applicable contingent
Inception (6/17/96)             9.03%        Inception (6/17/96)            9.53%         deferred sales charge (CDSC) for the
   5 Years                      6.99            5 Years                     8.17          period involved. The CDSC on Class B
   1 Year                      25.85            1 Year                     38.00          shares declines from 5% beginning at the
                                                                                          time of purchase to 0% at the beginning
CLASS B SHARES                               CLASS B SHARES                               of the seventh year. The CDSC on Class C
Inception (10/1/96)             7.75%        Inception (10/1/96)            8.26%         shares is 1% for the first year after
   5 Years                      7.18            5 Years                     8.38          purchase. Class R shares do not have a
   1 Year                      27.26            1 Year                     40.10          front-end sales charge; returns shown
                                                                                          are at net asset value and do not
CLASS C SHARES                               CLASS C SHARES                               reflect a 0.75% CDSC that may be imposed
Inception (8/4/97)              5.88%        Inception (8/4/97)             6.42%         on a total redemption of retirement plan
   5 Years                      7.49            5 Years                     8.67          assets within the first year. The
   1 Year                      31.29            1 Year                     44.14          performance of the fund's share classes
                                                                                          will differ due to different sales
CLASS R SHARES                               CLASS R SHARES                               charge structures and class expenses.
Inception                       9.64%        Inception                     10.15%
   5 Years                      8.03            5 Years                     9.23
   1 Year                      32.97            1 Year                     45.81

Class R shares' inception date is            The performance data quoted represent
6/3/02. Returns since that date are          past performance and cannot guarantee
historical returns. All other returns        comparable future results; current
are blended returns of historical Class      performance may be lower or higher.
R share performance and restated Class A     Please visit AIMinvestments.com for the
share performance (for periods prior to      most recent month-end performance.
the inception date of Class R shares) at     Performance figures reflect reinvested
net asset value, adjusted to reflect the     distributions, changes in net asset
higher Rule 12b-1 fees applicable to         value and the effect of the maximum
Class R shares. Class A shares'              sales charge unless otherwise stated.
inception date is 6/17/96.                   Investment return and principal value
                                             will fluctuate so that you may have a
                                             gain or loss when you sell shares.

                                                                                          [ARROW
                                                                                          BUTTON     For More Information Visit
                                                                                          IMAGE]         AIMinvestments.com

SUPPLEMENT TO SEMIANNUAL REPORT DATED 4/30/04

AIM CAPITAL DEVELOPMENT FUND

INSTITUTIONAL CLASS SHARES                  AVERAGE ANNUAL TOTAL RETURNS               Please note that past performance is not
                                            For periods ended 4/30/04                  indicative of future results. More
The following information has been                                                     recent returns may be more or less than
prepared to provide Institutional Class     Inception (3/15/02)              2.63%     those shown. All returns assume
shareholders with a performance overview     1 Year                         34.03      reinvestment of distributions at net
specific to their holdings.                  6 Months*                       8.31      asset value. Investment return and
Institutional Class shares are offered                                                 principal value will fluctuate so your
exclusively to institutional investors,     AVERAGE ANNUAL TOTAL RETURNS               shares, when redeemed, may be worth more
including defined contribution plans        For periods ended 3/31/04, most recent     or less than their original cost. See
that meet certain criteria. Performance     calendar quarter-end                       full report for information on
of Institutional Class shares will                                                     comparative benchmarks. Please consult
differ from performance of other share      Inception (3/15/02)              4.14%     your fund prospectus for more
classes due to differing sales charges       1 Year                         46.87      information. For the most current
and class expenses.                          6 Months*                      19.98      month-end performance, please call
                                                                                       800-451-4246 or visit
                                            *Cumulative total return that has not      AIMinvestments.com.
                                            been annualized

                                            Institutional Class shares have no sales
                                            charge; therefore, performance is at
                                            NAV.

FOR INSTITUTIONAL INVESTOR USE ONLY

This material is prepared for institutional investor use only and may not be quoted, reproduced or shown to members of the public, nor used in written form as sales literature for public use.

                           YOUR GOALS. OUR SOLUTIONS.
                            --Registered Trademark--

AIMinvestments.com           CDV-INS-2       [AIM INVESTMENTS LOGO APPEARS HERE]
                                                        --Servicemark--

FINANCIALS

SCHEDULE OF INVESTMENTS

April 30, 2004
(Unaudited)


                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-91.70%

ADVERTISING-1.54%

Interpublic Group of Cos., Inc. (The)(a)(b)       691,600   $   10,851,204
--------------------------------------------------------------------------
Lamar Advertising Co.(a)(b)                       136,000        5,584,160
==========================================================================
                                                                16,435,364
==========================================================================

AIR FREIGHT & LOGISTICS-1.06%

Robinson (C.H.) Worldwide, Inc.                   274,900       11,281,896
==========================================================================

APPAREL RETAIL-2.24%

Limited Brands                                    560,300       11,564,592
--------------------------------------------------------------------------
Ross Stores, Inc.                                 402,400       12,273,200
==========================================================================
                                                                23,837,792
==========================================================================

APPLICATION SOFTWARE-2.97%

Amdocs Ltd. (United Kingdom)(a)                   365,400        9,701,370
--------------------------------------------------------------------------
Autodesk, Inc.                                    363,300       12,170,550
--------------------------------------------------------------------------
Siebel Systems, Inc.(a)                           947,400        9,739,272
==========================================================================
                                                                31,611,192
==========================================================================

ASSET MANAGEMENT & CUSTODY BANKS-0.97%

Affiliated Managers Group, Inc.(a)(b)             211,500       10,300,050
==========================================================================

BROADCASTING & CABLE TV-1.62%

Cox Radio, Inc.-Class A(a)                        300,000        6,213,000
--------------------------------------------------------------------------
Westwood One, Inc.(a)                             372,600       11,006,604
==========================================================================
                                                                17,219,604
==========================================================================

BUILDING PRODUCTS-1.01%

American Standard Cos. Inc.(a)                    102,300       10,760,937
==========================================================================

CASINOS & GAMING-2.27%

GTECH Holdings Corp.                              193,200       11,769,744
--------------------------------------------------------------------------
Harrah's Entertainment, Inc.                      234,400       12,465,392
==========================================================================
                                                                24,235,136
==========================================================================

COMMERCIAL PRINTING-1.05%

Donnelley (R.R.) & Sons Co.(b)                    379,764       11,172,657
==========================================================================

COMMUNICATIONS EQUIPMENT-1.64%

Harris Corp.                                      224,400       10,109,220
--------------------------------------------------------------------------
UTStarcom, Inc.(a)(b)                             278,200        7,330,570
==========================================================================
                                                                17,439,790
==========================================================================

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------


CONSTRUCTION & FARM MACHINERY & HEAVY
  TRUCKS-1.21%

Cummins Inc.(b)                                   117,100   $    7,003,751
--------------------------------------------------------------------------
Navistar International Corp.(a)(b)                130,900        5,910,135
==========================================================================
                                                                12,913,886
==========================================================================

CONSUMER FINANCE-0.92%

AmeriCredit Corp.(a)(b)                           602,000        9,758,420
==========================================================================

DATA PROCESSING & OUTSOURCED SERVICES-3.24%

Alliance Data Systems Corp.(a)                    354,200       12,315,534
--------------------------------------------------------------------------
Certegy Inc.                                      164,550        5,887,599
--------------------------------------------------------------------------
DST Systems, Inc.(a)(b)                           234,800       10,366,420
--------------------------------------------------------------------------
Iron Mountain Inc.(a)(b)                          131,100        5,966,361
==========================================================================
                                                                34,535,914
==========================================================================

DISTILLERS & VINTNERS-0.76%

Constellation Brands, Inc.-Class A(a)             244,000        8,083,720
==========================================================================

DIVERSIFIED COMMERCIAL SERVICES-2.30%

ARAMARK Corp.-Class B                             398,700       11,402,820
--------------------------------------------------------------------------
Corrections Corp. of America(a)                   225,200        8,206,288
--------------------------------------------------------------------------
United Rentals, Inc.(a)                           286,500        4,927,800
==========================================================================
                                                                24,536,908
==========================================================================

DIVERSIFIED METALS & MINING-1.32%

Consol Energy Inc.(c)                             489,400       14,011,522
==========================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-2.19%

Cooper Industries, Ltd.-Class A (Bermuda)         214,000       11,750,740
--------------------------------------------------------------------------
Rockwell Automation, Inc.                         354,600       11,591,874
==========================================================================
                                                                23,342,614
==========================================================================

ELECTRONIC EQUIPMENT MANUFACTURERS-3.94%

Aeroflex Inc.(a)                                  580,000        7,296,400
--------------------------------------------------------------------------
Amphenol Corp.-Class A(a)                         332,400       10,507,164
--------------------------------------------------------------------------
Varian Inc.(a)                                    282,800       11,606,112
--------------------------------------------------------------------------
Waters Corp.(a)                                   292,400       12,617,060
==========================================================================
                                                                42,026,736
==========================================================================


                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------

ENVIRONMENTAL SERVICES-1.18%

Republic Services, Inc.                           435,000   $   12,536,700
==========================================================================

GAS UTILITIES-0.60%

Kinder Morgan, Inc.                               105,800        6,370,218
==========================================================================

GENERAL MERCHANDISE STORES-0.88%

Dollar General Corp.                              498,400        9,349,984
==========================================================================

HEALTH CARE DISTRIBUTORS-1.16%

Omnicare, Inc.                                    298,300       12,373,484
==========================================================================

HEALTH CARE EQUIPMENT-1.97%

Bard (C.R.), Inc.                                  85,100        9,043,577
--------------------------------------------------------------------------
Hillenbrand Industries, Inc.                      177,600       11,988,000
==========================================================================
                                                                21,031,577
==========================================================================

HEALTH CARE FACILITIES-2.05%

Health Management Associates, Inc.-Class A        323,800        7,489,494
--------------------------------------------------------------------------
Select Medical Corp.                              286,800        5,434,860
--------------------------------------------------------------------------
Universal Health Services, Inc.-Class B           204,100        8,959,990
==========================================================================
                                                                21,884,344
==========================================================================

HEALTH CARE SERVICES-5.14%

Apria Healthcare Group Inc.(a)                    349,100       10,068,044
--------------------------------------------------------------------------
Caremark Rx, Inc.(a)                              410,277       13,887,876
--------------------------------------------------------------------------
Covance Inc.(a)                                   198,900        6,710,886
--------------------------------------------------------------------------
DaVita, Inc.(a)                                   225,700       11,533,270
--------------------------------------------------------------------------
Express Scripts, Inc.(a)                          162,800       12,590,952
==========================================================================
                                                                54,791,028
==========================================================================

HEALTH CARE SUPPLIES-1.32%

Fisher Scientific International Inc.(a)(b)        240,100       14,057,855
==========================================================================

HOME FURNISHINGS-0.91%

Tempur-Pedic International Inc.(a)                618,800        9,659,468
==========================================================================

HOTELS, RESORTS & CRUISE LINES-0.42%

Starwood Hotels & Resorts Worldwide, Inc.         113,800        4,528,102
==========================================================================

HOUSEWARES & SPECIALTIES-1.04%

Yankee Candle Co., Inc. (The)(a)                  408,400       11,059,472
==========================================================================

HYPERMARKETS & SUPER CENTERS-0.75%

BJ's Wholesale Club, Inc.(a)                      327,900        7,945,017
==========================================================================

INDUSTRIAL GASES-0.95%

Airgas, Inc.                                      455,000       10,078,250
==========================================================================

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------


INDUSTRIAL MACHINERY-2.34%

Parker Hannifin Corp.                             227,000   $   12,550,830
--------------------------------------------------------------------------
SPX Corp.                                         279,000       12,373,650
==========================================================================
                                                                24,924,480
==========================================================================

INSURANCE BROKERS-0.94%

Willis Group Holdings Ltd. (Bermuda)              276,000       10,021,560
==========================================================================

INTEGRATED OIL & GAS-0.83%

Murphy Oil Corp.                                  129,500        8,870,750
==========================================================================

INTERNET SOFTWARE & SERVICES-0.94%

United Online, Inc.(a)(b)                         600,800        9,973,280
==========================================================================

INVESTMENT COMPANIES-EXCHANGE TRADED
  FUNDS-1.03%

iShares Nasdaq Biotechnology Index Fund(a)(b)     140,800       10,948,608
==========================================================================

LEISURE PRODUCTS-1.95%

Brunswick Corp.                                   262,700       10,799,597
--------------------------------------------------------------------------
Hasbro, Inc.                                      530,300       10,017,367
==========================================================================
                                                                20,816,964
==========================================================================

MULTI-UTILITIES & UNREGULATED POWER-1.60%

Questar Corp.                                     154,600        5,483,662
--------------------------------------------------------------------------
Williams Cos., Inc. (The)                       1,120,100       11,537,030
==========================================================================
                                                                17,020,692
==========================================================================

OFFICE ELECTRONICS-0.56%

Zebra Technologies Corp.-Class A(a)(b)             81,150        5,947,484
==========================================================================

OIL & GAS DRILLING-0.71%

Pride International, Inc.(a)(b)                   447,300        7,545,951
==========================================================================

OIL & GAS EQUIPMENT & SERVICES-1.43%

BJ Services Co.(a)(b)                             213,200        9,487,400
--------------------------------------------------------------------------
Key Energy Services, Inc.(a)                      539,500        5,751,070
==========================================================================
                                                                15,238,470
==========================================================================

OIL & GAS EXPLORATION & PRODUCTION-1.10%

XTO Energy, Inc.                                  439,125       11,724,638
==========================================================================

OIL & GAS REFINING, MARKETING &
  TRANSPORTATION-1.02%

Ashland Inc.                                      226,300       10,839,770
==========================================================================

PACKAGED FOODS & MEATS-0.52%

Flowers Foods, Inc.                               228,400        5,593,516
==========================================================================


                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------

PAPER PACKAGING-1.99%

Sealed Air Corp.(a)(b)                            202,200   $    9,923,976
--------------------------------------------------------------------------
Smurfit-Stone Container Corp.(a)                  659,100       11,329,929
==========================================================================
                                                                21,253,905
==========================================================================

PERSONAL PRODUCTS-1.15%

NBTY, Inc.(a)                                     331,100       12,303,676
==========================================================================

PHARMACEUTICALS-2.01%

Medicis Pharmaceutical Corp.-Class A              195,200        8,377,984
--------------------------------------------------------------------------
Mylan Laboratories Inc.                           215,100        4,927,941
--------------------------------------------------------------------------
Shire Pharmaceuticals Group PLC-ADR (United
  Kingdom)(a)                                     293,447        8,143,154
==========================================================================
                                                                21,449,079
==========================================================================

PROPERTY & CASUALTY INSURANCE-2.29%

ACE Ltd. (Cayman Islands)                         270,617       11,863,849
--------------------------------------------------------------------------
Quanta Capital Holdings Ltd. (Bermuda)
  (Acquired 08/27/03; Cost
  $10,000,000)(a)(c)(d)                         1,000,000       12,500,000
==========================================================================
                                                                24,363,849
==========================================================================

PUBLISHING-0.31%

Journal Communications, Inc.-Class A              189,700        3,350,102
==========================================================================

REAL ESTATE-1.93%

Fieldstone Investment Corp. (Acquired
  11/10/03-11/11/03; Cost
  $9,984,140)(a)(c)(d)                            661,900       12,245,150
--------------------------------------------------------------------------
Friedman, Billings, Ramsey Group, Inc.-Class
  A                                               449,155        8,309,368
==========================================================================
                                                                20,554,518
==========================================================================

REINSURANCE-1.01%

Platinum Underwriters Holdings, Ltd.
  (Bermuda)                                       337,200       10,783,656
==========================================================================

RESTAURANTS-0.96%

Ruby Tuesday, Inc.(b)                             342,700       10,253,584
==========================================================================

SEMICONDUCTOR EQUIPMENT-1.45%

Cabot Microelectronics Corp.(a)(b)                212,200        6,266,266
--------------------------------------------------------------------------
Novellus Systems, Inc.(a)(b)                      317,100        9,183,216
==========================================================================
                                                                15,449,482
==========================================================================

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------


SEMICONDUCTORS-3.58%

Cypress Semiconductor Corp.(a)(b)                 355,300   $    4,963,541
--------------------------------------------------------------------------
Intersil Corp.-Class A(b)                         276,300        5,456,925
--------------------------------------------------------------------------
LSI Logic Corp.(a)(b)                             912,400        6,788,256
--------------------------------------------------------------------------
Microchip Technology Inc.                         311,162        8,718,759
--------------------------------------------------------------------------
NVIDIA Corp.(a)(b)                                392,400        8,059,896
--------------------------------------------------------------------------
Semiconductor Manufacturing International
  Corp. (Cayman Islands)(a)(b)                    357,500        4,179,175
==========================================================================
                                                                38,166,552
==========================================================================

SPECIALTY CHEMICALS-0.94%

Great Lakes Chemical Corp.                        397,300        9,980,176
==========================================================================

SPECIALTY STORES-1.60%

Advance Auto Parts, Inc.(a)                       275,200       11,874,880
--------------------------------------------------------------------------
Rent-A-Center, Inc.(a)                            178,400        5,221,768
==========================================================================
                                                                17,096,648
==========================================================================

SYSTEMS SOFTWARE-1.14%

Check Point Software Technologies Ltd.
  (Israel)(a)                                     518,000       12,136,740
==========================================================================

TECHNOLOGY DISTRIBUTORS-0.92%

CDW Corp.(b)                                      156,100        9,754,689
==========================================================================

THRIFTS & MORTGAGE FINANCE-3.79%

New York Community Bancorp, Inc.(b)               427,588       10,719,631
--------------------------------------------------------------------------
PMI Group, Inc. (The)                             276,900       11,915,007
--------------------------------------------------------------------------
Radian Group Inc.                                 242,800       11,292,628
--------------------------------------------------------------------------
Saxon Capital, Inc.(a)(c)                         296,600        6,451,050
==========================================================================
                                                                40,378,316
==========================================================================

TRUCKING-1.04%

Sirva Inc.(a)                                     477,300       11,087,679
==========================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $741,470,113)                            976,998,451
==========================================================================


                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------

MONEY MARKET FUNDS-7.36%

Liquid Assets Portfolio-Institutional
  Class(e)                                     39,196,034   $   39,196,034
--------------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(e)    39,196,034       39,196,034
==========================================================================
    Total Money Market Funds (Cost
    $78,392,068)                                                78,392,068
==========================================================================
TOTAL INVESTMENTS-99.06% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost $819,862,181)                1,055,390,519
==========================================================================
INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-13.86%

Liquid Assets Portfolio-Institutional
  Class(e)(f)                                  73,853,619       73,853,619
--------------------------------------------------------------------------
STIC Prime Portfolio-Institutional
  Class(e)(f)                                  73,853,619       73,853,619
==========================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $147,707,238)                                      147,707,238
==========================================================================
TOTAL INVESTMENTS-112.92% (Cost $967,569,419)                1,203,097,757
==========================================================================
OTHER ASSETS LESS LIABILITIES-(12.92%)                        (137,697,521)
==========================================================================
NET ASSETS-100.00%                                          $1,065,400,236
__________________________________________________________________________
==========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a)  Non-income producing security.
(b) All or a portion of this security has been pledged as collateral for securities lending transactions at April 30, 2004.
(c) Security fair valued in accordance with the procedures established by the Board of Trustees. The aggregate market value of these securities at 04/30/04 was $45,207,722 which represented 3.76% of the Fund's total investments. See Note 1A.
(d) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at 04/30/04 was $24,745,150, which represented 2.32% of the Fund's net assets. These securities are considered to be illiquid.
(e) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(f) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 7.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2004
(Unaudited)

ASSETS:

Investments, at market value (cost
  $741,470,113)*                              $  976,998,451
------------------------------------------------------------
Investments in affiliated money market funds
  (cost $226,099,306)                            226,099,306
============================================================
    Total investments (cost $967,569,419)      1,203,097,757
____________________________________________________________
============================================================
Receivables for:
  Investments sold                                16,433,882
------------------------------------------------------------
  Fund shares sold                                 1,376,183
------------------------------------------------------------
  Dividends                                          256,311
------------------------------------------------------------
Investment for deferred compensation and
  retirement plans                                    68,569
------------------------------------------------------------
Other assets                                          46,795
============================================================
    Total assets                               1,221,279,497
____________________________________________________________
============================================================

LIABILITIES:

Payables for:
  Investments purchased                            5,176,810
------------------------------------------------------------
  Fund shares reacquired                           1,534,416
------------------------------------------------------------
  Deferred compensation and retirement plans         106,511
------------------------------------------------------------
  Collateral upon return of securities
    loaned                                       147,707,238
------------------------------------------------------------
Accrued distribution fees                            658,785
------------------------------------------------------------
Accrued trustees' fees                                 1,225
------------------------------------------------------------
Accrued transfer agent fees                          549,767
------------------------------------------------------------
Accrued operating expenses                           144,509
============================================================
    Total liabilities                            155,879,261
============================================================
Net assets applicable to shares outstanding   $1,065,400,236
____________________________________________________________
============================================================
NET ASSETS CONSIST OF:

  Shares of beneficial interest               $  750,808,797
------------------------------------------------------------
  Undistributed net investment income (loss)      (2,614,104)
------------------------------------------------------------
  Undistributed net realized gain from
    investment securities                         81,677,205
------------------------------------------------------------
  Unrealized appreciation of investment
    securities                                   235,528,338
============================================================
                                              $1,065,400,236
____________________________________________________________
============================================================

NET ASSETS:

Class A                                       $  585,199,850
____________________________________________________________
============================================================
Class B                                       $  403,059,017
____________________________________________________________
============================================================
Class C                                       $   74,448,441
____________________________________________________________
============================================================
Class R                                       $    2,681,865
____________________________________________________________
============================================================
Institutional Class                           $       11,063
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                           33,320,309
____________________________________________________________
============================================================
Class B                                           24,333,526
____________________________________________________________
============================================================
Class C                                            4,497,813
____________________________________________________________
============================================================
Class R                                              153,261
____________________________________________________________
============================================================
Institutional Class                                      622
____________________________________________________________
============================================================
Class A:
  Net asset value per share                   $        17.56
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $17.56 divided by
      94.50%)                                 $        18.58
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
    share                                     $        16.56
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
    share                                     $        16.55
____________________________________________________________
============================================================
Class R:
  Net asset value and offering price per
    share                                     $        17.50
____________________________________________________________
============================================================
Institutional Class:
  Net asset value and offering price per
    share                                     $        17.79
____________________________________________________________
============================================================

* At April 30, 2004, securities with an aggregate market value of $142,848,903 were on loan to brokers.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the six months ended April 30, 2004
(Unaudited)

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $3,998)          $ 5,870,210
-------------------------------------------------------------------------
Dividends from affiliated money market funds*                     354,205
=========================================================================
    Total investment income                                     6,224,415
=========================================================================

EXPENSES:

Advisory fees                                                   3,529,256
-------------------------------------------------------------------------
Administrative services fees                                      141,761
-------------------------------------------------------------------------
Custodian fees                                                     61,545
-------------------------------------------------------------------------
Distribution fees:

  Class A                                                       1,009,233
-------------------------------------------------------------------------
  Class B                                                       2,043,112
-------------------------------------------------------------------------
  Class C                                                         362,759
-------------------------------------------------------------------------
  Class R                                                           4,637
-------------------------------------------------------------------------
Transfer agent fees -- Class A, B, C and R                      1,296,736
-------------------------------------------------------------------------
Transfer agent fees -- Institutional Class                             31
-------------------------------------------------------------------------
Trustees' fees                                                     12,514
-------------------------------------------------------------------------
Other                                                             303,449
=========================================================================
    Total expenses                                              8,765,033
=========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangements                                                    (12,111)
=========================================================================
    Net expenses                                                8,752,922
=========================================================================
Net investment income (loss)                                   (2,528,507)
=========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES:

Net realized gain from investment securities                   83,716,427
=========================================================================
Change in net unrealized appreciation (depreciation) of
  investment securities                                        (2,795,637)
=========================================================================
Net gain from investment securities                            80,920,790
=========================================================================
Net increase in net assets resulting from operations          $78,392,283
_________________________________________________________________________
=========================================================================

* Dividends from affiliated money market funds are net of fees paid to security lending counterparties.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended April 30, 2004 and the year ended October 31, 2003 (Unaudited)

                                                                APRIL 30,        OCTOBER 31,
                                                                   2004              2003
----------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $   (2,528,507)   $   (7,651,741)
----------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies and option contracts                               83,716,427        64,445,148
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and foreign currencies                  (2,795,637)      180,427,376
==============================================================================================
    Net increase in net assets resulting from operations          78,392,283       237,220,783
==============================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                        (13,528,011)               --
----------------------------------------------------------------------------------------------
  Class B                                                        (10,257,676)               --
----------------------------------------------------------------------------------------------
  Class C                                                         (1,789,355)               --
----------------------------------------------------------------------------------------------
  Class R                                                            (30,198)               --
----------------------------------------------------------------------------------------------
  Institutional Class                                                   (242)               --
==============================================================================================
    Decrease in net assets resulting from distributions          (25,605,482)               --
==============================================================================================
Share transactions-net:
  Class A                                                          9,885,396       (40,295,276)
----------------------------------------------------------------------------------------------
  Class B                                                         (9,071,180)      (45,852,897)
----------------------------------------------------------------------------------------------
  Class C                                                          2,736,875        (3,420,452)
----------------------------------------------------------------------------------------------
  Class R                                                          1,468,780           902,244
----------------------------------------------------------------------------------------------
  Institutional Class                                                    742                --
==============================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                            5,020,613       (88,666,381)
==============================================================================================
    Net increase in net assets                                    57,807,414       148,554,402
==============================================================================================

NET ASSETS:

  Beginning of period                                          1,007,592,822       859,038,420
==============================================================================================
  End of period (including undistributed net investment
    income (loss) of $(2,614,104) and $(85,597) for 2004 and
    2003, respectively)                                       $1,065,400,236    $1,007,592,822
______________________________________________________________________________________________
==============================================================================================

NOTES TO FINANCIAL STATEMENTS

April 30, 2004
(Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Capital Development Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of fifteen separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is long-term growth of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, the Fund's officers, trustees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE"). Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transactions costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

H. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the first $350 million of the Fund's average daily net assets, plus 0.625% of the Fund's average daily net assets in excess of $350 million. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund). For the six months ended April 30, 2004, AIM waived fees of $4,239.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2004, AIM was paid $141,761 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI"), formerly known as A I M Fund Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. For the Institutional Class, the transfer agent has contractually agreed to reimburse class specific transfer agent fees to the extent necessary to limit transfer agent fees to 0.10% of the average net assets. During the six months ended April 30, 2004, AISI retained $667,782 for such services and reimbursed fees for the Institutional Class shares of $25.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C, Class R and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the six months ended April 30, 2004, the Class A, Class B, Class C and Class R shares paid $1,009,233, $2,043,112, $362,759 and $4,637, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During six months ended April 30, 2004, AIM Distributors advised the Fund that it retained $93,325 in front-end sales commissions from the sale of Class A shares and $477, $3,976, $1,954 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC"), to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. Each day the prior day's balance invested in the affiliated money market fund is redeemed in full and a new purchase amount is submitted to invest the current day's available cash and/or cash collateral received from securities lending transactions. The tables below show the transactions in and earnings from investments in affiliated money market funds for the period ended April 30, 2004.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                                   UNREALIZED
                                 MARKET VALUE     PURCHASES        PROCEEDS       APPRECIATION    MARKET VALUE   DIVIDEND
FUND                               10/31/03        AT COST        FROM SALES     (DEPRECIATION)     04/30/04      INCOME
--------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-Institutional Class  $16,395,571    $116,355,384    $ (93,554,921)      $     --      $39,196,034    $ 98,843
--------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-Institutional Class   16,395,571     116,355,384      (93,554,921)            --       39,196,034      96,608
==========================================================================================================================
    Subtotal                     $32,791,142    $232,710,768    $(187,109,842)      $     --      $78,392,068    $195,451
__________________________________________________________________________________________________________________________
==========================================================================================================================


                                  REALIZED
FUND                             GAIN (LOSS)
--------------------------------------------
Liquid Assets
  Portfolio-Institutional Class   $     --
--------------------------------------------
STIC Prime
  Portfolio-Institutional Class         --
============================================
    Subtotal                      $     --
____________________________________________
============================================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                                    UNREALIZED
                                 MARKET VALUE      PURCHASES        PROCEEDS       APPRECIATION    MARKET VALUE    DIVIDEND
FUND                               10/31/03         AT COST        FROM SALES     (DEPRECIATION)     04/30/04       INCOME*
----------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-Institutional Class  $ 77,943,886    $108,984,784    $(113,075,051)      $     --      $ 73,853,619    $ 80,965
----------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-Institutional Class    77,943,886     108,984,784     (113,075,051)            --        73,853,619      77,789
============================================================================================================================
    Subtotal                     $155,887,772    $217,969,568    $(226,150,102)      $     --      $147,707,238    $158,754
============================================================================================================================
    Total                        $188,678,914    $450,680,336    $(413,259,944)      $     --      $226,099,306    $354,205
____________________________________________________________________________________________________________________________
============================================================================================================================


                                  REALIZED
FUND                             GAIN (LOSS)
--------------------------------------------
Liquid Assets
  Portfolio-Institutional Class   $     --
--------------------------------------------
STIC Prime
  Portfolio-Institutional Class         --
============================================
    Subtotal                      $     --
============================================
    Total                         $     --
____________________________________________
============================================

* Dividend income is net of fees paid to security lending counterparties of $563,106

NOTE 4--EXPENSE OFFSET ARRANGEMENTS

Indirect expenses under expense offset arrangements are comprised of transfer agency credits resulting from balances in Demand Deposit Accounts (DDA) used by the transfer agency for clearing shareholder transactions and custodian credits resulting from periodic overnight cash balances at the custodian. For the six months ended April 30, 2004, the Fund received reductions in transfer agency fees from AISI (an affiliate of AIM) of $7,659 and reductions in custodian fees of $188 under expense offset arrangements, which resulted in a reduction of the Fund's total expenses of $7,847.

NOTE 5--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds and INVESCO Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the six months ended April 30, 2004, the Fund paid legal fees of $3,962 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the six months ended April 30, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.

    At April 30, 2004, securities with an aggregate value of $142,848,903 were on loan to brokers. The loans were secured by cash collateral of $147,707,238 received by the Fund and subsequently invested in affiliated money market funds. For the six months ended April 30, 2004, the Fund received dividends on cash collateral net of fees paid to counterparties of $158,754 for securities lending transactions.

NOTE 8--TAX INFORMATION

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be updated at the Fund's fiscal year-end.

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the six months ended April 30, 2004 was $303,294,347 and $381,943,758, respectively.

         UNREALIZED APPRECIATION (DEPRECIATION) OF
           INVESTMENT SECURITIES ON A TAX BASIS
-----------------------------------------------------------
Aggregate unrealized appreciation of
  investment securities                        $262,876,624
-----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                         (27,935,699)
===========================================================
Net unrealized appreciation of investment
  securities                                   $234,940,925
___________________________________________________________
===========================================================
Cost of investments for tax purposes is $968,156,832.


NOTE 10--SHARE INFORMATION

The Fund currently offers five different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares and Institutional Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class R shares and Institutional Class shares are sold at net asset value. Under some circumstances, Class A shares and Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                             CHANGES IN SHARES OUTSTANDING
------------------------------------------------------------------------------------------------------------------------
                                                                   SIX MONTHS ENDED                  YEAR ENDED
                                                                    APRIL 30, 2004                OCTOBER 31, 2003
                                                              --------------------------    ----------------------------
                                                                SHARES         AMOUNT         SHARES          AMOUNT
------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      2,983,346    $ 52,684,752      7,864,878    $ 109,808,336
------------------------------------------------------------------------------------------------------------------------
  Class B                                                      1,486,273      24,715,949      2,057,426       27,535,873
------------------------------------------------------------------------------------------------------------------------
  Class C                                                        636,329      10,601,974        834,828       11,240,012
------------------------------------------------------------------------------------------------------------------------
  Class R                                                         92,087       1,615,707         74,458          986,707
------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                                 28             500            -0-              -0-
========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                        727,482      12,170,778             --               --
------------------------------------------------------------------------------------------------------------------------
  Class B                                                        564,077       8,923,705             --               --
------------------------------------------------------------------------------------------------------------------------
  Class C                                                         96,098       1,519,308             --               --
------------------------------------------------------------------------------------------------------------------------
  Class R                                                          1,810          30,198             --               --
------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                                 14             242             --               --
========================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                        299,674       5,318,529        340,670        4,868,315
------------------------------------------------------------------------------------------------------------------------
  Class B                                                       (317,297)     (5,318,529)      (358,616)      (4,868,315)
========================================================================================================================
Reacquired:
  Class A                                                     (3,439,190)    (60,288,663)   (11,106,766)    (154,971,927)
------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (2,252,546)    (37,392,305)    (5,230,794)     (68,520,455)
------------------------------------------------------------------------------------------------------------------------
  Class C                                                       (567,228)     (9,384,407)    (1,117,790)     (14,660,464)
------------------------------------------------------------------------------------------------------------------------
  Class R                                                        (10,077)       (177,125)        (5,766)         (84,463)
========================================================================================================================
                                                                 300,880    $  5,020,613     (6,647,472)   $ (88,666,381)
________________________________________________________________________________________________________________________
========================================================================================================================

NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                 CLASS A
                                             -------------------------------------------------------------------------------
                                             SIX MONTHS
                                               ENDED                              YEAR ENDED OCTOBER 31,
                                             APRIL 30,        --------------------------------------------------------------
                                               2004             2003           2002           2001        2000        1999
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period          $  16.66        $  12.80       $  14.69       $  21.79    $  15.24    $  12.89
----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                   (0.02)          (0.08)(a)      (0.04)(a)      (0.04)      (0.13)      (0.10)(a)
----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                      1.34            3.94          (1.85)         (4.27)       6.68        2.45
============================================================================================================================
    Total from investment operations              1.32            3.86          (1.89)         (4.31)       6.55        2.35
============================================================================================================================
Less distributions from net realized gains       (0.42)             --             --          (2.79)         --          --
============================================================================================================================
Net asset value, end of period                $  17.56        $  16.66       $  12.80       $  14.69    $  21.79    $  15.24
____________________________________________________________________________________________________________________________
============================================================================================================================
Total return(b)                                   8.03%          30.16%        (12.87)%       (21.76)%     42.98%      18.23%
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)      $585,200        $545,691       $456,268       $576,660    $759,838    $579,514
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratio of expenses to average net assets           1.36%(c)        1.53%          1.38%          1.33%       1.28%       1.38%
============================================================================================================================
Ratio of net investment income (loss) to
  average net assets                             (0.19)%(c)      (0.56)%        (0.29)%        (0.21)%     (0.60)%     (0.70)%
____________________________________________________________________________________________________________________________
============================================================================================================================
Portfolio turnover rate(d)                          30%            101%           120%           130%        101%        117%
____________________________________________________________________________________________________________________________
============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $579,873,452.
(d)  Not annualized for periods less than one year.


                                                                                 CLASS B
                                             -------------------------------------------------------------------------------
                                             SIX MONTHS
                                               ENDED                              YEAR ENDED OCTOBER 31,
                                             APRIL 30,        --------------------------------------------------------------
                                               2004             2003           2002           2001        2000        1999
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period          $  15.79        $  12.21       $  14.10       $  21.16    $  14.90    $  12.70
----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                   (0.07)          (0.16)(a)      (0.14)(a)      (0.15)      (0.26)      (0.20)(a)
----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                      1.26            3.74          (1.75)         (4.12)       6.52        2.40
============================================================================================================================
    Total from investment operations              1.19            3.58          (1.89)         (4.27)       6.26        2.20
============================================================================================================================
Less distributions from net realized gains       (0.42)             --             --          (2.79)         --          --
============================================================================================================================
Net asset value, end of period                $  16.56        $  15.79       $  12.21       $  14.10    $  21.16    $  14.90
____________________________________________________________________________________________________________________________
============================================================================================================================
Total return(b)                                   7.64%          29.32%        (13.40)%       (22.29)%     42.01%      17.32%
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)      $403,059        $392,382       $346,456       $454,018    $617,576    $451,508
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratio of expenses to average net assets           2.01%(c)        2.18%          2.03%          1.99%       1.99%       2.12%
============================================================================================================================
Ratio of net investment income (loss) to
  average net assets                             (0.84)%(c)      (1.21)%        (0.94)%        (0.87)%     (1.30)%     (1.44)%
____________________________________________________________________________________________________________________________
============================================================================================================================
Portfolio turnover rate(d)                          30%            101%           120%           130%        101%        117%
____________________________________________________________________________________________________________________________
============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $410,867,647.
(d)  Not annualized for periods less than one year.


                                                                              CLASS C
                                             --------------------------------------------------------------------------
                                             SIX MONTHS
                                              ENDED                            YEAR ENDED OCTOBER 31,
                                             APRIL 30,        ---------------------------------------------------------
                                               2004            2003          2002          2001       2000       1999
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period          $ 15.78         $ 12.20       $ 14.10       $ 21.15    $ 14.89    $ 12.69
-----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                  (0.07)          (0.16)(a)     (0.14)(a)     (0.14)     (0.25)     (0.20)(a)
-----------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                     1.26            3.74         (1.76)        (4.12)      6.51       2.40
=======================================================================================================================
    Total from investment operations             1.19            3.58         (1.90)        (4.26)      6.26       2.20
=======================================================================================================================
Less distributions from net realized gains      (0.42)             --            --         (2.79)        --         --
=======================================================================================================================
Net asset value, end of period                $ 16.55         $ 15.78       $ 12.20       $ 14.10    $ 21.15    $ 14.89
_______________________________________________________________________________________________________________________
=======================================================================================================================
Total return(b)                                  7.64%          29.34%       (13.48)%      (22.24)%    42.04%     17.34%
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)      $74,448         $68,356       $56,298       $66,127    $82,982    $53,832
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratio of expenses to average net assets          2.01%(c)        2.18%         2.03%         1.99%      1.99%      2.12%
=======================================================================================================================
Ratio of net investment income (loss) to
  average net assets                            (0.84)%(c)      (1.21)%       (0.94)%       (0.87)%    (1.30)%    (1.44)%
_______________________________________________________________________________________________________________________
=======================================================================================================================
Portfolio turnover rate(d)                         30%            101%          120%          130%       101%       117%
_______________________________________________________________________________________________________________________
=======================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $72,950,442.
(d)  Not annualized for periods less than one year.


                                                                                  CLASS R
                                                              ------------------------------------------------
                                                                                                 JUNE 3, 2002
                                                              SIX MONTHS                         (DATE SALES
                                                               ENDED           YEAR ENDED        COMMENCED) TO
                                                              APRIL 30,        OCTOBER 31,       OCTOBER 31,
                                                                2004             2003               2002
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $16.62           $12.79             $ 16.62
--------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.02)           (0.10)(a)           (0.03)(a)
--------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   1.32             3.93               (3.80)
==============================================================================================================
    Total from investment operations                              1.30             3.83               (3.83)
==============================================================================================================
Less distributions from net realized gains                       (0.42)              --                  --
==============================================================================================================
Net asset value, end of period                                  $17.50           $16.62             $ 12.79
______________________________________________________________________________________________________________
==============================================================================================================
Total return(b)                                                   7.92%           29.95%             (23.05)%
______________________________________________________________________________________________________________
==============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $2,682           $1,154             $    10
______________________________________________________________________________________________________________
==============================================================================================================
Ratio of expenses to average net assets                           1.51%(c)         1.68%               1.54%(d)
==============================================================================================================
Ratio of net investment income (loss) to average net assets      (0.34)%(c)       (0.71)%             (0.44)%(d)
______________________________________________________________________________________________________________
==============================================================================================================
Portfolio turnover rate(e)                                          30%             101%                120%
______________________________________________________________________________________________________________
==============================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $1,864,779.
(d)  Annualized.
(e)  Not annualized for periods less than one year.


                                                                              INSTITUTIONAL
                                                              ---------------------------------------------
                                                                                            MARCH 15, 2002
                                                              SIX MONTHS                    (DATE SALES
                                                               ENDED         YEAR ENDED     COMMENCED) TO
                                                              APRIL 30,      OCTOBER 31,    OCTOBER 31,
                                                                2004           2003            2002
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $16.83         $12.84           $ 17.25
-----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    0.03           0.01(a)           0.02(a)
-----------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   1.35           3.98             (4.43)
===========================================================================================================
    Total from investment operations                              1.38           3.99             (4.41)
===========================================================================================================
Less distributions from net realized gains                       (0.42)            --                --
===========================================================================================================
Net asset value, end of period                                  $17.79         $16.83           $ 12.84
___________________________________________________________________________________________________________
===========================================================================================================
Total return(b)                                                   8.31%         31.08%           (25.57)%
___________________________________________________________________________________________________________
===========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $   11         $   10           $     7
___________________________________________________________________________________________________________
===========================================================================================================
Ratio of expenses to average net assets
  With fee waivers and expense reimbursements                     0.87%(c)       0.87%             0.84%(d)
-----------------------------------------------------------------------------------------------------------
  Without fee waivers and expense reimbursements                  1.34%(c)       1.25%             0.99%(d)
===========================================================================================================
Ratio of net investment income to average net assets              0.30%(c)       0.10%             0.25%(d)
___________________________________________________________________________________________________________
===========================================================================================================
Portfolio turnover rate(e)                                          30%           101%              120%
___________________________________________________________________________________________________________
===========================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average daily net assets of $10,787.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

NOTE 12--LEGAL PROCEEDINGS


Your Fund's investment advisor, A I M Advisors, Inc. ("AIM"), is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. ("IFG"), was formerly the investment advisor to the INVESCO Funds. AIM succeeded IFG as the investment advisor to the INVESCO Funds other than INVESCO Variable Investment Funds, Inc. ("IVIF") on November 25, 2003, and succeeded IFG as the investment advisor to IVIF on April 30, 2004.

  The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to a wide range of issues, including issues of "market timing" and "late trading." Both AIM and IFG are the subject of a number of such inquiries, as described below.

Regulatory Actions and Inquiries Concerning IFG

  On December 2, 2003 each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against IFG and Raymond R. Cunningham, in his capacity as the Chief Executive Officer of IFG. Mr. Cunningham also currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc. ("AIM Management"), the parent of AIM, and the position of Senior Vice President of AIM. As of April 23, 2004, Mr. Cunningham was granted a voluntary administrative leave of absence with pay. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings.

  The SEC complaint alleges that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

  The NYAG and Colorado complaints made substantially similar allegations. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief; civil monetary penalties; and other relief.

  In addition, IFG has received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and other related issues concerning the INVESCO Funds. These regulators include the Florida

Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, the Office of the Secretary of State for West Virginia, the Colorado Securities Division and the Bureau of Securities of the State of New Jersey. IFG has also received more limited inquiries from the United States Department of Labor ("DOL"), the NASD, Inc. ("NASD"), the SEC and the United States Attorney's Office for the Southern District of New York concerning certain specific INVESCO Funds, entities and/or individuals. IFG is providing full cooperation with respect to these inquiries.

Regulatory Inquiries Concerning AIM

  AIM has also received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and other related issues concerning the AIM Funds. AIM has received requests for information and documents concerning these and related matters from the SEC, the Massachusetts Secretary of the Commonwealth, the Office of the State Auditor for the State of West Virginia and the Department of Banking for the State of Connecticut. In addition, AIM has received subpoenas concerning these and related matters from the NYAG, the United States Attorney's Office for the District of Massachusetts, the Commissioner of Securities for the State of Georgia, the Office of the Secretary of State for West Virginia and the Bureau of Securities of the State of New Jersey. AIM has also received more limited inquiries from the DOL, the NASD, the SEC and the United States Attorney's Office for the Southern District of New York concerning certain specific AIM Funds, entities and/or individuals. AIM is providing full cooperation with respect to these inquiries.

Response of AMVESCAP

  AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. In addition, AMVESCAP has retained separate outside counsel to undertake a comprehensive review of AIM's and IFG's policies, procedures and practices, with the objective that they rank among the most effective in the fund industry. At the direction of the trustees of the AIM and INVESCO Funds, AMVESCAP will pay all of the expenses incurred by the AIM and INVESCO Funds related to market timing, including expenses incurred in connection with the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM.

  For the period ended April 30, 2004, AMVESCAP has assumed $46,241 of expenses incurred by the Fund in connection with these matters, including legal, audit, shareholder servicing, communication and trustee expenses.

  There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, including but not limited to A I M Capital Management, Inc., AIM Funds Management Inc., INVESCO Global Asset Management (N.A.), Inc., INVESCO Institutional (N.A.), Inc. ("IINA") and INVESCO Senior Secured Management, Inc., from serving as an investment advisor to any investment company registered under the Investment Company Act of 1940 (a "registered investment company"), including the Fund. The Fund has been informed by AIM that, if AIM is so barred, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There can be no assurance that such exemptive relief will be granted. Any settlement with the regulators could also include terms which would bar Mr. Cunningham from serving as an officer or director of any registered investment company.

Private Actions Alleging Market Timing

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities and certain of their officers, including Mr. Cunningham) making allegations substantially similar to the allegations in the regulatory complaints against IFG described above. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violation of various provisions of the Federal and state securities laws;
(ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA"); (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees.

  IFG has removed certain of the state court proceedings to Federal District Court. The Judicial Panel on Multidistrict Litigation (the "Panel") has ruled that all actions pending in Federal court that allege market timing and/or late trading be transferred to the United States District Court for the District of Maryland for coordinated pre-trial proceedings. Some of the cases against IFG and the other AMVESCAP defendants have already been transferred to the District of Maryland in accordance with the Panel's directive. AIM and IFG anticipate that in time most or all of the actions pending against them and the other AMVESCAP defendants alleging market timing and/or late trading will be transferred to the multidistrict litigation.

Other Private Actions

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, IINA, A I M Distributors, Inc. ("AIM Distributors") and INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in both Federal and state courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees.

  Certain other civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG and AIM) alleging that certain AIM and INVESCO Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

  Additional lawsuits or regulatory actions arising out of the circumstances above and presenting similar allegations and requests for relief may be served or filed against the Fund, IFG, AIM, AIM Management, IINA, AIM Distributors, INVESCO Distributors, AMVESCAP and related entities and individuals in the future.

  As a result of the above developments, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the matters described above may have on the Fund or AIM.

OTHER INFORMATION

TRUSTEES AND OFFICERS

BOARD OF TRUSTEES          OFFICERS                         OFFICE OF THE FUND
Bob R. Baker               Robert H. Graham                 11 Greenway Plaza
Frank S. Bayley            Chairman and President           Suite 100
James T. Bunch                                              Houston, TX 77046-1173
Bruce L. Crockett          Mark H. Williamson
Albert R. Dowden           Executive Vice President         INVESTMENT ADVISOR
Edward K. Dunn Jr.                                          A I M Advisors, Inc.
Jack M. Fields             Kevin M. Carome                  11 Greenway Plaza
Carl Frischling            Senior Vice President,           Suite 100
Robert H. Graham            Secretary and Chief Legal       Houston, TX 77046-1173
Gerald J. Lewis             Officer
Prema Mathai-Davis                                          TRANSFER AGENT
Lewis F. Pennock           Stuart W. Coco                   AIM Investment Services, Inc.
Ruth H. Quigley            Vice President                   P.O. Box 4739
Louis S. Sklar                                              Houston, TX 77210-4739
Larry Soll, Ph.D.          Melville B. Cox
Mark H. Williamson         Vice President                   CUSTODIAN
                                                            State Street Bank and Trust Company
                           Sidney M. Dilgren                225 Franklin Street
                           Vice President and Treasurer     Boston, MA 02110-2801

                           Karen Dunn Kelley                COUNSEL TO THE FUND
                           Vice President                   Ballard Spahr
                                                            Andrews & Ingersoll, LLP
                           Edgar M. Larsen                  1735 Market Street
                           Vice President                   Philadelphia, PA 19103-7599

                                                            COUNSEL TO THE TRUSTEES
                                                            Kramer, Levin, Naftalis & Frankel LLP
                                                            919 Third Avenue
                                                            New York, NY 10022-3852

                                                            DISTRIBUTOR
                                                            A I M Distributors, Inc.
                                                            11 Greenway Plaza
                                                            Suite 100
                                                            Houston, TX 77046-1173

             DOMESTIC EQUITY                        INTERNATIONAL/GLOBAL EQUITY                           FIXED INCOME

AIM Aggressive Growth Fund                   AIM Asia Pacific Growth Fund                  TAXABLE
AIM Balanced Fund*                           AIM Developing Markets Fund
AIM Basic Balanced Fund*                     AIM European Growth Fund                      AIM Floating Rate Fund
AIM Basic Value Fund                         AIM European Small Company Fund               AIM High Yield Fund
AIM Blue Chip Fund                           AIM Global Aggressive Growth Fund             AIM Income Fund
AIM Capital Development Fund                 AIM Global Equity Fund(4)                     AIM Intermediate Government Fund
AIM Charter Fund                             AIM Global Growth Fund                        AIM Limited Maturity Treasury Fund
AIM Constellation Fund                       AIM Global Value Fund                         AIM Money Market Fund
AIM Dent Demographic Trends Fund             AIM International Emerging Growth Fund        AIM Short Term Bond Fund
AIM Diversified Dividend Fund                AIM International Growth Fund                 AIM Total Return Bond Fund
AIM Emerging Growth Fund                     AIM Trimark Fund                              INVESCO U.S. Government Money Fund
AIM Large Cap Basic Value Fund               INVESCO International Core Equity Fund(5)
AIM Large Cap Growth Fund                                                                  TAX-FREE
AIM Libra Fund                                           SECTOR EQUITY
AIM Mid Cap Basic Value Fund                                                               AIM High Income Municipal Fund
AIM Mid Cap Core Equity Fund(1)              AIM Global Health Care Fund                   AIM Municipal Bond Fund
AIM Mid Cap Growth Fund                      AIM Real Estate Fund                          AIM Tax-Exempt Cash Fund
AIM Opportunities I Fund                     INVESCO Advantage Health Sciences Fund        AIM Tax-Free Intermediate Fund
AIM Opportunities II Fund                    INVESCO Energy Fund
AIM Opportunities III Fund                   INVESCO Financial Services Fund               AIM ALLOCATION SOLUTIONS
AIM Premier Equity Fund                      INVESCO Gold & Precious Metals Fund
AIM Select Equity Fund                       INVESCO Health Sciences Fund                  AIM Aggressive Allocation Fund
AIM Small Cap Equity Fund(2)                 INVESCO Leisure Fund                          AIM Conservative Allocation Fund
AIM Small Cap Growth Fund(3)                 INVESCO Multi-Sector Fund                     AIM Moderate Allocation Fund
AIM Trimark Endeavor Fund                    INVESCO Technology Fund
AIM Trimark Small Companies Fund             INVESCO Utilities Fund
AIM Weingarten Fund
INVESCO Core Equity Fund                     CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY.
INVESCO Dynamics Fund                        FOR THIS AND OTHER IMPORTANT INFORMATION ABOUT AIM AND INVESCO FUNDS, OBTAIN A
INVESCO Mid-Cap Growth Fund                  PROSPECTUS FROM YOUR FINANCIAL ADVISOR OR AIMINVESTMENTS.COM AND READ IT
INVESCO Small Company Growth Fund            THOROUGHLY BEFORE INVESTING.
INVESCO S&P 500 Index Fund
INVESCO Total Return Fund*

* Domestic equity and income fund

(1) As of the close of business on February 27, 2004, AIM Mid Cap Core Equity Fund is available to new investors on a limited basis. For information on who may continue to invest in AIM Mid Cap Core Equity Fund, please contact your financial advisor. (2) AIM Small Cap Equity Fund was closed to most investors on December 19, 2003. For information on who may continue to invest in AIM Small Cap Equity Fund, please contact your financial advisor. (3) AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor. (4) Effective March 31, 2004, AIM Global Trends Fund was renamed AIM Global Equity Fund. (5) Effective November 24, 2003, INVESCO International Blue Chip Value Fund was renamed INVESCO International Core Equity Fund.

    If used after July 20, 2004, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $148 billion in assets for approximately 11 million shareholders, including individual investors, corporate clients and financial institutions. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $381 billion in assets under management. Data as of March 31, 2004.

                               AIMinvestments.com                     CDV-SAR-1

                                     YOUR GOALS. OUR SOLUTIONS.--Registered Trademark--
---------------------------------------------------------------------------------------
Mutual   Retirement  Annuities  College  Separately   Offshore  Alternative  Cash              [AIM INVESTMENTS LOGO APPEARS HERE]
Funds    Products               Savings  Managed      Products  Investments  Management                    --Servicemark--
                                Plans    Accounts
---------------------------------------------------------------------------------------

                                                                AIM CHARTER FUND
                              Semiannual Report to Shareholders o April 30, 2004

                                  [COVER IMAGE]

YOUR GOALS. OUR SOLUTIONS.                   [AIM INVESTMENTS LOGO APPEARS HERE]
 --Registered Trademark--                             --Servicemark--

====================================================================================================================================
AIM CHARTER FUND SEEKS TO PROVIDE GROWTH OF CAPITAL.
====================================================================================================================================

o Unless otherwise stated, information presented is as of 4/30/04 and is based on total net assets.

ABOUT SHARE CLASSES                          o The unmanaged Russell 1000--Registered      o The returns shown in the Management's
o Effective 9/30/03, Class B shares are      Trademark-- Index represents the              Discussion of Fund Performance are based
not available as an investment for           performance of the stocks of                  on net asset values calculated for
retirement plans maintained pursuant to      large-capitalization companies.               shareholder transactions. Generally
Section 401 of the Internal Revenue Code,                                                  accepted accounting principles require
including 401(k) plans, money purchase       o The unmanaged Standard & Poor's             adjustments to be made to the net assets
pension plans and profit sharing plans.      Composite Index of 500 Stocks (the S&P        of the fund at period end for financial
Plans that have existing accounts            500--Registered Trademark-- Index) is an      reporting purposes, and as such, the net
invested in Class B shares will continue     index of common stocks frequently used as     asset value for shareholder transactions
to be allowed to make additional             a general measure of U.S. stock market        and the returns based on the net asset
purchases.                                   performance.                                  values may differ from the net asset
                                                                                           values and returns reported in the
o Class R shares are available only to       o A direct investment cannot be made in       Financial Highlights.
certain retirement plans. Please see the     an index. Unless otherwise indicated,
prospectus for more information.             index results include reinvested              o Industry classifications used in this
                                             dividends, and they do not reflect sales      report are generally according to the
ABOUT INDEXES USED IN THIS REPORT            charges. Performance of an index of funds     Global Industry Classification Standard,
o The unmanaged Lipper Large-Cap Core        reflects fund expenses; performance of a      which was developed by and is the
Fund Index represents an average of the      market index does not.                        exclusive property and a service mark of
performance of the 30 largest                                                              Morgan Stanley Capital International Inc.
large-capitalization core equity funds       o The fund is not managed to track the        and Standard & Poor's.
tracked by Lipper, Inc., an independent      performance of any particular index,
mutual fund performance monitor.             including the indexes defined here, and       A description of the policies and
                                             consequently, the performance of the fund     procedures that the fund uses to
o The unmanaged MSCI World Index is a        may deviate significantly from the            determine how to vote proxies relating to
group of global securities tracked by        performance of the indexes.                   portfolio securities is available without
Morgan Stanley Capital International.                                                      charge, upon request, by calling
                                             OTHER INFORMATION                             800-959-4246, or on the AIM Web site,
                                             o Bloomberg, Inc. is a well-known             AIMinvestments.com.
                                             independent financial research and
                                             reporting firm.

=====================================================                                      THIS REPORT MUST BE ACCOMPANIED OR
NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE                                      PRECEDED BY A CURRENTLY EFFECTIVE FUND
=====================================================                                      PROSPECTUS, WHICH CONTAINS MORE COMPLETE
                                                                                           INFORMATION, INCLUDING SALES CHARGES AND
                                                                                           EXPENSES. READ IT CAREFULLY BEFORE YOU
                                                                                           INVEST.

AIMinvestments.com

TO OUR SHAREHOLDERS

                    DEAR FELLOW SHAREHOLDER IN THE AIM FAMILY OF
                    FUNDS--Registered Trademark--:

[PHOTO OF           For most of the six-month period covered by this report,
ROBERT H.           major stock market indexes delivered positive performance as
GRAHAM]             economies strengthened both here and abroad. In the United
                    States, gross domestic product steadily improved, while
ROBERT H. GRAHAM    overseas, economic recovery took hold, especially in Asia.
                    In March and April, however, markets lagged as concerns arose about geopolitical events and the possibility that the U.S. Federal Reserve may raise interest rates.

                       Additionally, what's known as a sector rotation took
                    place. During much of 2003, the information technology sector was the favorite of U.S. and foreign investors. The sector's performance turned negative early in 2004, however, as investors switched to more defensive sectors they tend to favor when conditions seem uncertain. For the last month of the reporting period, only three sectors of the 10 in the S&P 500 Index produced positive returns, including health care and consumer staples. The third positive sector was energy, riding the wave of rising oil and gas prices. Stocks in the MSCI World Index displayed a similar performance pattern, reflecting the global nature of the rotation.

THE CASE FOR MUTUAL FUND INVESTING

A period like the one covered by this report is a prime argument for the long-term perspective mutual fund companies always advocate. As we have said on many occasions, no one can consistently predict how markets will perform. And because markets can move with such abruptness, missing out on a few of the best days in the market can diminish your long-term results significantly. Staying invested, we believe, is the best strategy.

   The market volatility experienced over the past six months is also a powerful argument for the diversification offered by mutual funds. For a modest initial investment, mutual fund shareholders can diversify across asset classes, regions, investment styles and market capitalizations. Diversification can offer protection during market downturns because a portfolio made up of a broad spectrum of investments will not bear the full brunt of the decline in any particular security, market, or sector.

VISIT AIMINVESTMENTS.COM FOR REGULATORY UPDATES

For the latest information about ongoing regulatory matters, including proposed rules and regulations regarding the mutual fund industry, please visit our Web site, AIMinvestments.com. We continue to post updates as information becomes available. We also encourage you to visit our Web site for general investing information, performance updates on our funds, and market and economic commentary from our financial experts.

   For information on how your fund performed and was managed during the six months covered by this report, please read your fund managers' discussion on the following pages. We hope you find it informative.

   As always, AIM is committed to building solutions for your investment goals, and we thank you for your continued participation in AIM Investments. If you have any questions, please contact our Client Service representatives at 800-959-4246.

Sincerely,

/s/ ROBERT H. GRAHAM
-------------------------
Robert H. Graham
Chairman and President
May 26, 2004

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

STOCKS WITH STRONG CASH FLOWS HOLD THEIR                                                   companies in the S&P 500 Index had
GROUND IN DIFFICULT MARKET                                                                 reported their first quarter 2004
                                                                                           earnings; of them, almost 87% met or
For the six-month reporting period ended        In its November 2003 "Beige Book"          exceeded expectations. Nonetheless,
April 30, 2004, AIM Charter Fund Class A     report, the Federal Reserve (the Fed)         market volatility increased in March and
shares returned 8.59% at net asset value     stated that the economy continued to          April as investors worried about rising
(had the effects of the front-end sales      expand. While reporting that the pace of      energy prices, potential interest rate
charge been included, the return would       that expansion varied from region to          increases, and ongoing geopolitical
have been lower). Returns for other share    region, it said that improvements             uncertainty, including the war in Iraq.
classes are shown in the table on page 3.    appeared to be somewhat broadly based. It
For the same period, the fund's broad        characterized residential real estate         YOUR FUND
market index, the S&P 500 Index, returned    markets as strong, but commercial real
6.27%; its style-specific index, the         estate markets as soft, and said that         We made no dramatic changes to the fund
Russell 1000 Index, returned 6.11%; and      labor markets had stabilized after a          during the six-month reporting period. We
its peer group index, the Lipper             period of weakness. In its April 2004         continued to hold what we considered to
Large-Cap Core Fund Index, returned          report, the Fed reported that economic        be a conservative portfolio, and we
5.09%. The fund outperformed the S&P 500     activity increased across the nation from     remained willing to miss out on some
Index because of its emphasis on quality     mid-February to early April, with growth      upside performance in order to reduce
stocks with strong cash flows, which held    in retail sales, manufacturing, mining,       volatility. After all, our goal is to
their value relatively well when the         energy, and tourism. Residential real         provide shareholders with reliable
market declined in March and April.          estate markets remained strong, and           long-term risk-adjusted performance as a
                                             commercial real estate markets remained       balance to their more aggressive equity
MARKET CONDITIONS                            weak. Throughout the reporting period,        investments. As always, we purchased
                                             the Fed maintained the federal funds          companies based on our fundamental
The U.S. economy and the U.S. stock          target rate at 1.00%.                         research and analysis of how well we
market showed signs of health for the six                                                  believe they may do over years, not
months ended April 30, 2004. The Commerce       Reasons for positive stock market          months.
Department reported that U.S. gross          performance included improving corporate
domestic product, the broadest measure of    earnings. According to Bloomberg,                This philosophy hindered fund
economic activity, expanded at an            earnings by companies included in the S&P     performance in late 2003 as stocks
annualized rate of 4.1% in the fourth        500 Index rose by an average of 20% in        rallied--even stocks of companies with
quarter of 2003 and 4.4% in the first        the third quarter and almost 30% in the       leveraged balance sheets, below-average
quarter of 2004.                             fourth quarter of 2003. Also, as of the       returns on invested capital, and poor
                                             close of the reporting period, 82% of         capital allocation, the type of stocks
                                                                                           the fund avoids. But our emphasis on
                                                                                           quality companies served the fund well in
                                                                                           early 2004.

====================================================================================================================================
TOP 10 EQUITY HOLDINGS*                                        TOP 10 INDUSTRIES*
 1. General Mills, Inc.                        2.9%             1. Pharmaceuticals                            13.3%
 2. Pfizer Inc.                                2.8              2. Packaged Foods & Meats                      9.3
 3. Microsoft Corp.                            2.7              3. Integrated Oil & Gas                        7.3
 4. Tyco International Ltd. (Bermuda)          2.0              4. Systems Software                            5.3
 5. Dover Corp.                                1.9              5. Industrial Machinery                        3.8
 6. Merck & Co. Inc.                           1.9              6. Industrial Conglomerates                    3.4
 7. Computer Associates International, Inc.    1.9              7. Food Retail                                 3.1
 8. Washington Mutual, Inc.                    1.9              8. Data Processing & Outsourced Services       3.0
 9. Campbell Soup Co.                          1.9              9. Semiconductors                              2.8
10. First Data Corp.                           1.9             10. Diversified Banks                           2.6

*Excludes money market fund holdings. The fund's holdings are subject to change, and there is no assurance that the fund
will continue to hold any particular security.
====================================================================================================================================

Then, the fund outperformed as our           pharmaceutical giant Pfizer. During the                        RONALD S. SLOAN
portfolio of stocks with strong cash         second half of the reporting period, when                      Mr. Sloan, Chartered
flows held their ground in a broadly         the stock market began a broad decline,            [SLOAN      Financial Analyst, is
declining market.                            these stocks held their value due to               PHOTO]      lead portfolio manager
                                             their stable cash flows, their high                            of AIM Charter Fund. He
   Throughout the reporting period, we       returns on invested capital, and their                         has been in the
were significantly underweight financials    stellar records of deploying capital to       investment industry since 1971 and joined
stocks relative to the S&P 500 Index due     increase earnings.                            AIM in 1998. Mr. Sloan holds a B.S. in
to our concern about the potential for                                                     business administration and an M.B.A.
rising interest rates and because of the        Several large pharmaceutical companies     from the University of Missouri.
difficulties inherent in deciphering the     hindered fund performance, however.
complexities of the balance sheets of        Bristol-Myers Squibb and Wyeth were two       Assisted by the Mid/Large Cap Core Team.
financial service companies. While we        stocks that declined due to macroeconomic
remained underweight the sector at the       concerns about the upcoming presidential
close of the reporting period, we made       election, potential drug reimportation
some marginal additions to our holdings      legislation, and patent expirations. But
in the hope of benefiting from continued     even when factoring in the worst-case
consolidation within the banking             scenarios for each of these issues, we
industry. Our underweight position in        still believed these stocks offered
financials stocks--which performed well      compelling relative value based on their
in late 2003--hindered fund performance      strong cash flows. That is why we
during the reporting period.                 continued to own them at the end of the
                                             reporting period.
   Contributing to fund performance were
our consumer staples and energy holdings.    IN CLOSING
We were overweight both sectors relative
to the S&P 500 Index. Energy stocks were     We were pleased to provide shareholders
strong for the entire reporting period,      with positive total returns for the six
while consumer staples lagged during the     months ended April 30, 2004, by investing
first half of the reporting period and       in established companies with long-term
performed much better in the second half.    above-average growth in earnings.
Within each of those sectors, our
holdings outperformed those of the S&P             See important fund and index
500 Index by roughly one percentage point         disclosures inside front cover.
on average.

   Individual holdings that helped the
fund outperform included cereal maker
Kellogg and

=======================================================================================

FUND VS. INDEXES

Total returns, 10/31/03-4/30/04, excluding applicable front-end or contingent deferred sales charges. If sales charges were included, returns would be lower.

CLASS A SHARES                                                         8.59%

CLASS B SHARES                                                         8.06

CLASS C SHARES                                                         8.13

CLASS R SHARES                                                         8.36

S&P 500 INDEX (BROAD MARKET INDEX)                                     6.27

RUSSELL 1000 INDEX (STYLE-SPECIFIC INDEX)                              6.11

LIPPER LARGE-CAP CORE FUND INDEX (PEER GROUP INDEX)                    5.09

Source: Lipper, Inc.

TOTAL NUMBER OF HOLDINGS*                                                73
TOTAL NET ASSETS                                              $3.21 billion
=======================================================================================    [RIGHT ARROW GRAPHIC]

                                                                                           FOR A PRESENTATION OF YOUR FUND'S
                                                                                           LONG-TERM PERFORMANCE RECORD,
                                                                                           PLEASE TURN THE PAGE.

LONG-TERM PERFORMANCE

YOUR FUND'S LONG-TERM PERFORMANCE

Below you will find a presentation of your fund's long-term performance record for periods ended 4/30/04, the close of the six-month period covered by this report. As required by industry regulations, we also present long-term performance for periods ended 3/31/04, the most recent calendar quarter-end.

Please read the important disclosure accompanying these tables, which explains how fund performance is calculated and the sales charges, if any, that apply to the share class in which you are invested.

====================================================================================================================================

AVERAGE ANNUAL TOTAL RETURNS                 AVERAGE ANNUAL TOTAL RETURNS                     The performance data quoted represent
As of 4/30/04, including applicable          As of 3/31/04, including applicable           past performance and cannot guarantee
sales charges                                sales charges                                 comparable future results; current
CLASS A SHARES                               CLASS A SHARES                                performance may be lower or higher.
Inception (11/26/68)             11.80%      Inception (11/26/68)             11.80%       Please visit AIMinvestments.com for the
10 Years                          8.27       10 Years                          8.17        most recent month-end performance.
5 Years                          -4.44       5 Years                          -4.36        Performance figures reflect reinvested
1 Year                           16.78       1 Year                           23.89        distributions, changes in net asset value
                                                                                           and the effect of the maximum sales
CLASS B SHARES                               CLASS B SHARES                                charge unless otherwise stated.
Inception (6/26/95)               7.15%      Inception (6/26/95)               7.09%       Investment return and principal value
5 Years                          -4.40       5 Years                          -4.30        will fluctuate so that you may have a
1 Year                           17.66       1 Year                           25.18        gain or loss when you sell shares.

CLASS C SHARES                               CLASS C SHARES                                   Class A share performance reflects the
Inception (8/4/97)                1.50%      Inception (8/4/97)                1.37%       maximum 5.50% sales charge, and Class B
5 Years                          -4.05       5 Years                          -3.98        and Class C share performance reflects
1 Year                           21.82       1 Year                           29.08        the applicable contingent deferred sales
                                                                                           charge (CDSC) for the period involved.
CLASS R SHARES                               CLASS R SHARES                                The CDSC on Class B shares declines from
10 Years                          8.64%      10 Years                          8.56%       5% beginning at the time of purchase to
5 Years                          -3.58       5 Years                          -3.49        0% at the beginning of the seventh year.
1 Year                           23.27       1 Year                           30.73        The CDSC on Class C shares is 1% for the
                                                                                           first year after purchase. Class R shares
                                             Class R shares' inception date is 6/3/02.     do not have a front-end sales charge;
                                             Returns since that date are historical        returns shown are at net asset value and
                                             returns. All other returns are blended        do not reflect a 0.75% CDSC that may be
                                             returns of historical Class R share           imposed on a total redemption of
                                             performance and restated Class A share        retirement plan assets within the first
                                             performance (for periods prior to the         year.
                                             inception date of Class R shares) at net
                                             asset value, adjusted to reflect the             The performance of the fund's share
                                             higher Rule 12b-1 fees applicable to          classes will differ due to different
                                             Class R shares. Class R shares' inception     sales charge structures and class
                                             date is 11/26/68.                             expenses.

====================================================================================================================================

                                                                                           [ARROW
                                                                                           BUTTON       For More Information Visit
                                                                                           IMAGE]           AIMinvestments.com

FINANCIALS

SCHEDULE OF INVESTMENTS

April 30, 2004
(Unaudited)

                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-94.11%

ADVERTISING-0.75%

Omnicom Group Inc.                                 303,500   $   24,131,285
===========================================================================

AEROSPACE & DEFENSE-1.08%

Northrop Grumman Corp.                             350,000       34,737,500
===========================================================================

APPAREL RETAIL-1.03%

Limited Brands                                   1,600,000       33,024,000
===========================================================================

APPLICATION SOFTWARE-0.83%

SAP A.G.-ADR (Germany)(a)                          712,000       26,543,360
===========================================================================

BREWERS-1.34%

Heineken N.V. (Netherlands)(b)                   1,022,350       42,917,296
===========================================================================

BUILDING PRODUCTS-2.07%

American Standard Cos. Inc.(c)                     319,000       33,555,610
---------------------------------------------------------------------------
Masco Corp.                                      1,174,500       32,897,745
===========================================================================
                                                                 66,453,355
===========================================================================

COMMUNICATIONS EQUIPMENT-0.44%

Nokia Oyj-ADR (Finland)                          1,000,000       14,010,000
===========================================================================

COMPUTER HARDWARE-1.40%

International Business Machines Corp.              510,000       44,966,700
===========================================================================

DATA PROCESSING & OUTSOURCED SERVICES-2.96%

Automatic Data Processing, Inc.                    775,000       33,952,750
---------------------------------------------------------------------------
First Data Corp.                                 1,345,000       61,049,550
===========================================================================
                                                                 95,002,300
===========================================================================

DEPARTMENT STORES-1.41%

Kohl's Corp.(c)                                  1,081,700       45,204,243
===========================================================================

DIVERSIFIED BANKS-2.64%

Bank of America Corp.                              740,500       59,602,845
---------------------------------------------------------------------------
Wachovia Corp.                                     554,850       25,384,387
===========================================================================
                                                                 84,987,232
===========================================================================

DIVERSIFIED CHEMICALS-1.05%

Dow Chemical Co. (The)                             850,000       33,736,500
===========================================================================

ELECTRIC UTILITIES-1.75%

FPL Group, Inc.                                    430,000       27,356,600
---------------------------------------------------------------------------
TXU Corp.                                          850,000       29,019,000
===========================================================================
                                                                 56,375,600
===========================================================================

---------------------------------------------------------------------------
                                                                 MARKET
                                                 SHARES          VALUE

ELECTRICAL COMPONENTS & EQUIPMENT-0.98%

Emerson Electric Co.                               525,000   $   31,615,500
===========================================================================

ENVIRONMENTAL SERVICES-1.47%

Waste Management, Inc.                           1,660,000       47,144,000
===========================================================================

FOOD RETAIL-3.11%

Kroger Co. (The)(c)                              3,460,000       60,550,000
---------------------------------------------------------------------------
Safeway Inc.(a)                                  1,720,000       39,474,000
===========================================================================
                                                                100,024,000
===========================================================================

HEALTH CARE FACILITIES-1.29%

HCA Inc.                                         1,023,900       41,601,057
===========================================================================

HOUSEHOLD PRODUCTS-1.04%

Kimberly-Clark Corp.                               513,000       33,575,850
===========================================================================

HOUSEWARES & SPECIALTIES-1.47%

Newell Rubbermaid Inc.                           2,000,000       47,280,000
===========================================================================

HYPERMARKETS & SUPER CENTERS-0.89%

Wal-Mart Stores, Inc.                              500,000       28,500,000
===========================================================================

INDUSTRIAL CONGLOMERATES-3.35%

General Electric Co.                             1,434,500       42,963,275
---------------------------------------------------------------------------
Tyco International Ltd. (Bermuda)                2,360,000       64,782,000
===========================================================================
                                                                107,745,275
===========================================================================

INDUSTRIAL MACHINERY-3.82%

Dover Corp.                                      1,555,800       62,278,674
---------------------------------------------------------------------------
Illinois Tool Works Inc.                           701,000       60,433,210
===========================================================================
                                                                122,711,884
===========================================================================

INTEGRATED OIL & GAS-7.26%

Amerada Hess Corp.(a)                              431,500       30,692,595
---------------------------------------------------------------------------
BP PLC-ADR (United Kingdom)                      1,146,000       60,623,400
---------------------------------------------------------------------------
ChevronTexaco Corp.                                342,500       31,338,750
---------------------------------------------------------------------------
ConocoPhillips                                     438,300       31,250,790
---------------------------------------------------------------------------
Exxon Mobil Corp.                                1,135,700       48,324,035
---------------------------------------------------------------------------
Murphy Oil Corp.                                   454,900       31,160,650
===========================================================================
                                                                233,390,220
===========================================================================

INTEGRATED TELECOMMUNICATION SERVICES-1.10%

ALLTEL Corp.                                       700,000       35,238,000
===========================================================================

                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------

INTERNET RETAIL-1.06%

IAC/InterActiveCorp.(c)                          1,070,000   $   34,100,900
===========================================================================

INVESTMENT BANKING & BROKERAGE-0.93%

Morgan Stanley                                     582,250       29,921,828
===========================================================================

LIFE & HEALTH INSURANCE-0.98%

Prudential Financial, Inc.                         716,200       31,469,828
===========================================================================

OFFICE ELECTRONICS-0.15%

Xerox Corp.(c)                                     371,300        4,986,559
===========================================================================

OIL & GAS DRILLING-0.96%

GlobalSantaFe Corp. (Cayman Islands)             1,172,300       30,913,551
===========================================================================

OIL & GAS EQUIPMENT & SERVICES-1.06%

Baker Hughes Inc.                                  930,000       34,112,400
===========================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-2.43%

Citigroup Inc.                                     920,000       44,242,800
---------------------------------------------------------------------------
Principal Financial Group, Inc.                    955,000       33,711,500
===========================================================================
                                                                 77,954,300
===========================================================================

PACKAGED FOODS & MEATS-9.34%

Campbell Soup Co.                                2,212,000       61,117,560
---------------------------------------------------------------------------
General Mills, Inc.                              1,880,000       91,650,000
---------------------------------------------------------------------------
Kellogg Co.                                      1,040,000       44,616,000
---------------------------------------------------------------------------
Kraft Foods Inc.-Class A                         1,600,000       52,656,000
---------------------------------------------------------------------------
Sara Lee Corp.                                   2,165,000       49,968,200
===========================================================================
                                                                300,007,760
===========================================================================

PAPER PRODUCTS-1.31%

Georgia-Pacific Corp.                            1,200,000       42,120,000
===========================================================================

PHARMACEUTICALS-13.31%

Abbott Laboratories                                790,000       34,775,800
---------------------------------------------------------------------------
Bristol-Myers Squibb Co.(a)                      1,635,000       41,038,500
---------------------------------------------------------------------------
GlaxoSmithKline PLC-ADR (United Kingdom)(a)      1,430,000       60,060,000
---------------------------------------------------------------------------
Johnson & Johnson                                  935,000       50,518,050
---------------------------------------------------------------------------
Merck & Co. Inc.                                 1,320,000       62,040,000
---------------------------------------------------------------------------
Pfizer Inc.                                      2,495,000       89,221,200
---------------------------------------------------------------------------
Teva Pharmaceutical Industries Ltd.-ADR
  (Israel)                                         509,000       31,334,040
---------------------------------------------------------------------------
Wyeth                                            1,540,000       58,627,800
===========================================================================
                                                                427,615,390
===========================================================================

PROPERTY & CASUALTY INSURANCE-2.07%

ACE Ltd. (Cayman Islands)                          750,000       32,880,000
---------------------------------------------------------------------------

---------------------------------------------------------------------------
                                                                 MARKET
                                                 SHARES          VALUE
PROPERTY & CASUALTY INSURANCE-(CONTINUED)

St. Paul Travelers Cos., Inc. (The)                828,122   $   33,679,722
===========================================================================
                                                                 66,559,722
===========================================================================

PUBLISHING-2.57%

Gannett Co., Inc.                                  450,000       39,006,000
---------------------------------------------------------------------------
New York Times Co. (The)-Class A                   952,900       43,652,349
===========================================================================
                                                                 82,658,349
===========================================================================

RAILROADS-1.89%

Norfolk Southern Corp.                           1,334,000       31,775,880
---------------------------------------------------------------------------
Union Pacific Corp.                                490,000       28,875,700
===========================================================================
                                                                 60,651,580
===========================================================================

REGIONAL BANKS-1.50%

BB&T Corp.                                         709,300       24,463,757
---------------------------------------------------------------------------
SunTrust Banks, Inc.                               351,150       23,895,758
===========================================================================
                                                                 48,359,515
===========================================================================

SEMICONDUCTORS-2.84%

Intel Corp.                                      1,489,500       38,324,835
---------------------------------------------------------------------------
Taiwan Semiconductor Manufacturing Co.
  Ltd.-ADR (Taiwan)(c)                           2,447,280       23,322,578
---------------------------------------------------------------------------
Xilinx, Inc.(c)                                    878,000       29,527,140
===========================================================================
                                                                 91,174,553
===========================================================================

SYSTEMS SOFTWARE-5.26%

Computer Associates International, Inc.          2,299,000       61,636,190
---------------------------------------------------------------------------
Microsoft Corp.                                  3,287,000       85,363,390
---------------------------------------------------------------------------
Oracle Corp.(c)                                  1,960,000       21,991,200
===========================================================================
                                                                168,990,780
===========================================================================

THRIFTS & MORTGAGE FINANCE-1.92%

Washington Mutual, Inc.                          1,564,560       61,628,018
===========================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $2,682,858,826)                         3,024,140,190
===========================================================================

MONEY MARKET FUNDS-6.28%

Liquid Assets Portfolio-Institutional
  Class(d)                                     100,899,593      100,899,593
---------------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(d)    100,899,593      100,899,593
===========================================================================
    Total Money Market Funds
      (Cost $201,799,186)                                       201,799,186
===========================================================================
TOTAL INVESTMENTS-100.39% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost
  $2,884,658,012)                                             3,225,939,376
===========================================================================

                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------

INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-1.52%

Liquid Assets Portfolio-Institutional
  Class(d)(e)                                   48,907,900   $   48,907,900
===========================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $48,907,900)                                         48,907,900
===========================================================================
TOTAL INVESTMENTS-101.91%
  (Cost $2,933,565,912)                                       3,274,847,276
===========================================================================
OTHER ASSETS LESS LIABILITIES-(1.91%)                           (61,240,289)
===========================================================================
NET ASSETS-100.00%                                           $3,213,606,987
___________________________________________________________________________
===========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) All or a portion of this security has been pledged as collateral for securities lending transactions at April 30, 2004.
(b) Security fair valued in accordance with the procedures established by the Board of Trustees. The market value of this security at 04/30/04 represented 1.31% of the Fund's total investments. See Note 1A.
(c) Non-income producing security.
(d) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(e) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 7.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2004
(Unaudited)

ASSETS:

Investments, at market value (cost
  $2,682,858,826)*                            $3,024,140,190
------------------------------------------------------------
Investments in affiliated money market funds
  (cost $250,707,086)                            250,707,086
============================================================
    Total investments (cost $2,933,565,912)    3,274,847,276
============================================================
Receivables for:
  Investments sold                                13,939,710
------------------------------------------------------------
  Fund shares sold                                   835,614
------------------------------------------------------------
  Dividends                                        3,257,029
------------------------------------------------------------
  Investments matured (Note 9)                       303,500
------------------------------------------------------------
Investment for deferred compensation and
  retirement plans                                   216,373
------------------------------------------------------------
Other assets                                         107,059
============================================================
    Total assets                               3,293,506,561
____________________________________________________________
============================================================

LIABILITIES:

Payables for:
  Investments purchased                           21,808,254
------------------------------------------------------------
  Fund shares reacquired                           5,232,685
------------------------------------------------------------
  Dividends                                              103
------------------------------------------------------------
  Deferred compensation and retirement plans         417,829
------------------------------------------------------------
  Collateral upon return of securities
    loaned                                        48,907,900
------------------------------------------------------------
Accrued distribution fees                          1,538,419
------------------------------------------------------------
Accrued trustees' fees                                 2,487
------------------------------------------------------------
Accrued transfer agent fees                        1,875,802
------------------------------------------------------------
Accrued operating expenses                           116,095
============================================================
    Total liabilities                             79,899,574
============================================================
Net assets applicable to shares outstanding   $3,213,606,987
____________________________________________________________
============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                 $3,583,718,909
------------------------------------------------------------
Undistributed net investment income                  473,424
------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities and foreign
  currencies                                    (711,851,912)
------------------------------------------------------------
Unrealized appreciation of investment
  securities and foreign currencies              341,266,566
============================================================
                                              $3,213,606,987
____________________________________________________________
============================================================

NET ASSETS:

Class A                                       $1,991,308,219
____________________________________________________________
============================================================
Class B                                       $1,056,074,975
____________________________________________________________
============================================================
Class C                                       $  160,081,850
____________________________________________________________
============================================================
Class R                                       $    2,280,447
____________________________________________________________
============================================================
Institutional Class                           $    3,861,496
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                          165,321,427
____________________________________________________________
============================================================
Class B                                           91,558,080
____________________________________________________________
============================================================
Class C                                           13,839,633
____________________________________________________________
============================================================
Class R                                              190,178
____________________________________________________________
============================================================
Institutional Class                                  312,200
____________________________________________________________
============================================================
Class A:
  Net asset value per share                   $        12.05
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $12.05 divided by
      94.50%)                                 $        12.75
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
    share                                     $        11.53
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
    share                                     $        11.57
____________________________________________________________
============================================================
Class R:
  Net asset value and offering price per
    share                                     $        11.99
____________________________________________________________
============================================================
Institutional Class:
  Net asset value and offering price per
    share                                     $        12.37
____________________________________________________________
============================================================

* At April 30, 2004, securities with an aggregate market value of $44,535,649 were on loan to brokers.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the six months ended April 30, 2004
(Unaudited)

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $15,743)         $ 27,605,306
--------------------------------------------------------------------------
Dividends from affiliated money market funds*                    1,015,049
--------------------------------------------------------------------------
Interest                                                               865
==========================================================================
  Total investment income                                       28,621,220
==========================================================================

EXPENSES:

Advisory fees                                                   10,508,124
--------------------------------------------------------------------------
Administrative services fees                                       293,474
--------------------------------------------------------------------------
Custodian fees                                                      87,887
--------------------------------------------------------------------------
Distribution fees:
  Class A                                                        3,023,126
--------------------------------------------------------------------------
  Class B                                                        5,677,055
--------------------------------------------------------------------------
  Class C                                                          825,780
--------------------------------------------------------------------------
  Class R                                                            5,243
--------------------------------------------------------------------------
Transfer agent fees -- A, B, C and R                             4,277,133
--------------------------------------------------------------------------
Transfer agent fees -- Institutional Class                             705
--------------------------------------------------------------------------
Trustees' fees                                                      27,581
--------------------------------------------------------------------------
Other                                                              585,178
==========================================================================
    Total expenses                                              25,311,286
==========================================================================
Less: Fees waived and expense offset arrangements                  (50,235)
==========================================================================
    Net expenses                                                25,261,051
==========================================================================
Net investment income                                            3,360,169
==========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES AND FOREIGN CURRENCIES:

Net realized gain from:
  Investment securities                                        240,519,753
--------------------------------------------------------------------------
  Foreign currencies                                                60,833
==========================================================================
                                                               240,580,586
==========================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                         26,208,976
--------------------------------------------------------------------------
  Foreign currencies                                               (14,799)
==========================================================================
                                                                26,194,177
==========================================================================
Net gain from investment securities and foreign currencies     266,774,763
==========================================================================
Net increase in net assets resulting from operations          $270,134,932
__________________________________________________________________________
==========================================================================

* Dividends from affiliated money market funds are net of fees paid to security lending counterparties.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended April 30, 2004 and the year ended October 31, 2003 (Unaudited)

                                                                APRIL 30,        OCTOBER 31,
                                                                   2004              2003
----------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $    3,360,169    $    3,496,816
----------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    foreign currencies                                           240,580,586      (177,091,373)
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities and foreign currencies                             26,194,177       649,909,999
==============================================================================================
    Net increase in net assets resulting from operations         270,134,932       476,315,442
==============================================================================================
Distributions to shareholders from net investment income:
  Class A                                                         (4,234,921)               --
----------------------------------------------------------------------------------------------
  Class R                                                             (2,667)               --
----------------------------------------------------------------------------------------------
  Institutional Class                                                (14,410)               --
==============================================================================================
    Decrease in net assets resulting from distributions           (4,251,998)               --
==============================================================================================
Share transactions-net:
  Class A                                                       (178,360,996)     (380,938,708)
----------------------------------------------------------------------------------------------
  Class B                                                       (185,399,007)     (215,082,650)
----------------------------------------------------------------------------------------------
  Class C                                                        (16,839,752)      (29,277,194)
----------------------------------------------------------------------------------------------
  Class R                                                            410,396         1,521,693
----------------------------------------------------------------------------------------------
  Institutional Class                                              1,634,268           339,875
==============================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                         (378,555,091)     (623,436,984)
==============================================================================================
    Net increase (decrease) in net assets                       (112,672,157)     (147,121,542)
==============================================================================================

NET ASSETS:

  Beginning of period                                          3,326,279,144     3,473,400,686
==============================================================================================
  End of period (including undistributed net investment
    income of $473,424 and $1,365,253 for 2004 and 2003,
    respectively)                                             $3,213,606,987    $3,326,279,144
______________________________________________________________________________________________
==============================================================================================

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

April 30, 2004
(Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Charter Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of fifteen separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is growth of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, the Fund's officers, trustees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE"). Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

       Brokerage commissions and mark ups are considered transactions costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 1.00% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million up to and including $150 million, plus 0.625% of the Fund's average daily net assets in excess of $150 million. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund). For the six months ended April 30, 2004, AIM waived fees of $26,031. Under the terms of a master sub-advisory agreement between AIM and A I M Capital Management, Inc. ("AIM Capital"), AIM pays AIM Capital 50% of the amount paid by the Fund to AIM.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2004, AIM was paid $293,474 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI"), formerly known as A I M Fund Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. For the Institutional Class, the transfer agent has contractually agreed to reimburse class specific transfer agent fees to the extent necessary to limit transfer agent fees to 0.10% of the average net assets. During the six months ended April 30, 2004, AISI retained $1,906,996 for such services.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C, Class R and Institutional Class shares of the

Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.30% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares may be paid to selected dealers and financial institutions who furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the six months ended April 30, 2004, the Class A, Class B, Class C and Class R shares paid $3,023,126, $5,677,055, $825,780 and $5,243, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended April 30, 2004, AIM Distributors advised the Fund that it retained $145,237 in front-end sales commissions from the sale of Class A shares and $1,329, $10,522, $2,960 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AIM Capital, AISI and/or AIM Distributors.


NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC"), to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. Each day the prior day's balance invested in the affiliated money market fund is redeemed in full and a new purchase amount is submitted to invest the current day's available cash and/or cash collateral received from securities lending transactions. The tables below show the transactions in and earnings from investments in affiliated money market funds for the period ended April 30, 2004.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                     MARKET                              PROCEEDS          UNREALIZED         MARKET                      REALIZED
                      VALUE           PURCHASES            FROM           APPRECIATION         VALUE         DIVIDEND       GAIN
FUND                10/31/03           AT COST             SALES         (DEPRECIATION)      04/30/04         INCOME       (LOSS)
-----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class           $ 98,974,452       $293,715,123      $(291,789,982)         $--          $100,899,593     $  508,020       $--
-----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class             98,974,452        293,715,123       (291,789,982)          --           100,899,593        499,441        --
===================================================================================================================================
  Subtotal        $197,948,904       $587,430,246      $(583,579,964)         $--          $201,799,186     $1,007,461       $--
___________________________________________________________________________________________________________________________________
===================================================================================================================================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                     MARKET                              PROCEEDS          UNREALIZED         MARKET                      REALIZED
                      VALUE           PURCHASES            FROM           APPRECIATION         VALUE         DIVIDEND       GAIN
FUND                10/31/03           AT COST             SALES         (DEPRECIATION)      04/30/04        INCOME*       (LOSS)
-----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class           $ 22,552,000       $177,686,500      $(151,330,600)         $--          $ 48,907,900     $    7,588       $--
===================================================================================================================================
  Total           $220,500,904       $765,116,746      $(734,910,564)         $--          $250,707,086     $1,015,049       $--
___________________________________________________________________________________________________________________________________
===================================================================================================================================

* Dividend income is net of fees paid to security lending counterparties of $96,680.

NOTE 4--EXPENSE OFFSET ARRANGEMENTS

Indirect expenses under expense offset arrangements are comprised of transfer agency credits resulting from balances in Demand Deposit Accounts (DDA) used by the transfer agency for clearing shareholder transactions. For the six months ended April 30, 2004, the Fund received reductions in transfer agency fees from AISI (an affiliate of AIM) of $24,204 under an expense offset arrangement, which resulted in a reduction of the Fund's total expenses of $24,204.

NOTE 5--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds and INVESCO Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the six months ended April 30, 2004, the Fund paid legal fees of $8,145 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the six months ended April 30, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.

    At April 30, 2004, securities with an aggregate value of $44,535,649 were on loan to brokers. The loans were secured by cash collateral of $48,907,900 received by the Fund and subsequently invested in an affiliated money market fund. For the six months ended April 30, 2004, the Fund received dividends on cash collateral net of fees paid to counterparties of $7,588 for securities lending transactions.

NOTE 8--TAX INFORMATION

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be updated at the Fund's fiscal year-end.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to use capital loss carryforward may be limited under the Internal Revenue Code and related regulations.

    The Fund has a capital loss carryforward for tax purposes as of October 31, 2003 which expires as follows:

                                            CAPITAL LOSS
EXPIRATION                                  CARRYFORWARD*
---------------------------------------------------------
October 31, 2009                            $771,331,122
---------------------------------------------------------
October 31, 2011                             132,068,900
=========================================================
Total capital loss carryforward             $903,400,022
_________________________________________________________
=========================================================


* Any capital loss carryforward listed is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the six months ended April 30, 2004 was $765,325,388 and $1,065,198,003, respectively.

  Receivable for investments matured represents the estimated proceeds to the Fund by Candescent Technologies Corp. which is in default with respect to the principal payments on $60,700,000 par value, Senior Unsecured Guaranteed Subordinated Debentures, 8.00% which was due May 1, 2003. This estimate was determined in accordance with the fair valuation procedures authorized by the Board of Trustees.

                  UNREALIZED APPRECIATION (DEPRECIATION) OF
                    INVESTMENT SECURITIES ON A TAX BASIS
-----------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities      $ 393,339,306
-----------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities     (103,591,732)
=============================================================================
Net unrealized appreciation of investment securities            $ 289,747,574
_____________________________________________________________________________
=============================================================================
Cost of investments for tax purposes is $2,985,099,702.


NOTE 10--SHARE INFORMATION

The Fund currently offers five different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares and Institutional Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class R shares and Institutional Class shares are sold at net asset value. Under some circumstances, Class A shares and Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                               CHANGES IN SHARES OUTSTANDING
---------------------------------------------------------------------------------------------------------------------------
                                                                    SIX MONTHS ENDED                   YEAR ENDED
                                                                     APRIL 30, 2004                 OCTOBER 31, 2003
                                                              ----------------------------    -----------------------------
                                                                SHARES          AMOUNT           SHARES          AMOUNT
---------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                       4,487,255    $  53,238,590     16,680,459     $ 167,057,570
---------------------------------------------------------------------------------------------------------------------------
  Class B                                                       2,291,367       25,982,296      8,128,480        78,572,729
---------------------------------------------------------------------------------------------------------------------------
  Class C                                                         781,494        8,912,883      2,035,003        19,657,080
---------------------------------------------------------------------------------------------------------------------------
  Class R                                                          54,909          640,504        182,932         1,841,485
---------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                             158,762        1,945,724         53,551           570,090
===========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                         345,514        3,966,581             --                --
---------------------------------------------------------------------------------------------------------------------------
  Class R                                                             233            2,667             --                --
---------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                                 714            8,400             --                --
===========================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                       6,916,900       82,877,894      3,640,846        37,843,518
---------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (7,216,525)     (82,877,894)    (3,789,510)      (37,843,518)
===========================================================================================================================
Reacquired:
  Class A                                                     (27,013,482)    (318,444,061)   (58,788,618)     (585,839,796)
---------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (11,328,233)    (128,503,409)   (26,845,101)     (255,811,861)
---------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (2,260,937)     (25,752,635)    (5,102,475)      (48,934,274)
---------------------------------------------------------------------------------------------------------------------------
  Class R                                                         (19,611)        (232,775)       (29,999)         (319,792)
---------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                             (27,212)        (319,856)       (22,226)         (230,215)
===========================================================================================================================
                                                              (32,828,852)   $(378,555,091)   (63,856,658)    $(623,436,984)
___________________________________________________________________________________________________________________________
===========================================================================================================================

NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                  CLASS A
                                           --------------------------------------------------------------------------------------
                                           SIX MONTHS
                                             ENDED                                 YEAR ENDED OCTOBER 31,
                                           APRIL 30,        ---------------------------------------------------------------------
                                              2004             2003          2002          2001          2000             1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period       $   11.12        $     9.57    $    10.46    $    18.07    $    17.16       $    13.32
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                  0.03              0.04(a)       0.01(b)      (0.03)        (0.04)(a)         0.02
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                    0.92              1.51         (0.90)        (6.70)         2.30             4.39
=================================================================================================================================
    Total from investment operations            0.95              1.55         (0.89)        (6.73)         2.26             4.41
=================================================================================================================================
Less distributions:
  Dividends from net investment income         (0.02)               --            --            --            --            (0.03)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains           --                --            --         (0.88)        (1.35)           (0.54)
=================================================================================================================================
    Total distributions                        (0.02)               --            --         (0.88)        (1.35)           (0.57)
=================================================================================================================================
Net asset value, end of period             $   12.05        $    11.12    $     9.57    $    10.46    $    18.07       $    17.16
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                 8.59%            16.20%        (8.51)%      (38.75)%       13.60%           34.05%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)   $1,991,308       $2,008,702    $2,096,866    $3,159,304    $5,801,869       $4,948,666
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                              1.25%(d)          1.30%         1.22%         1.16%         1.06%            1.05%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                           1.25%(d)          1.30%         1.22%         1.17%         1.08%            1.07%
=================================================================================================================================
Ratio of net investment income (loss) to
  average net assets                            0.47%(d)          0.39%         0.09%(b)      (0.24)%      (0.20)%           0.11%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(e)                        25%               28%          103%           78%           80%             107%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share and the ratio of net investment income to average net assets would have remained the same. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average daily net assets of $2,026,490,775.
(e)  Not annualized for periods less than one year.

                                                                             CLASS B
                                 ------------------------------------------------------------------------------------------------
                                 SIX MONTHS
                                    ENDED                                      YEAR ENDED OCTOBER 31,
                                  APRIL 30,        ------------------------------------------------------------------------------
                                    2004              2003             2002             2001             2000             1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
  period                         $    10.67        $     9.24       $    10.18       $    17.72       $    16.97       $    13.24
---------------------------------------------------------------------------------------------------------------------------------
Income from investment
  operations:
  Net investment income (loss)        (0.01)            (0.03)(a)        (0.08)(b)        (0.13)           (0.17)(a)        (0.10)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on
    securities (both realized
    and unrealized)                    0.87              1.46            (0.86)           (6.53)            2.27             4.37
=================================================================================================================================
    Total from investment
      operations                       0.86              1.43            (0.94)           (6.66)            2.10             4.27
=================================================================================================================================
Less distributions from net
  realized gains                         --                --               --            (0.88)           (1.35)           (0.54)
=================================================================================================================================
Net asset value, end of period   $    11.53        $    10.67       $     9.24       $    10.18       $    17.72       $    16.97
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                        8.06%            15.48%           (9.23)%         (39.14)%          12.76%           33.06%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                       $1,056,075        $1,149,943       $1,204,617       $1,719,470       $3,088,611       $2,206,752
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average
  net assets:
  With fee waivers                     1.95%(d)          2.00%            1.92%            1.86%            1.80%            1.80%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                  1.95%(d)          2.00%            1.92%            1.87%            1.82%            1.82%
=================================================================================================================================
Ratio of net investment income
  (loss) to average net assets        (0.23)%(d)        (0.31)%          (0.61)%(b)       (0.94)%          (0.94)%          (0.64)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(e)               25%               28%             103%              78%              80%             107%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share and the ratio of net investment income to average net assets would have remained the same. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average daily net assets of $1,141,649,429.
(e)  Not annualized for periods less than one year.

                                                                                    CLASS C
                                               ----------------------------------------------------------------------------------
                                               SIX MONTHS
                                                 ENDED                               YEAR ENDED OCTOBER 31,
                                               APRIL 30,        -----------------------------------------------------------------
                                                  2004            2003           2002           2001        2000           1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period            $  10.70        $   9.27       $  10.21       $  17.77    $  17.01       $  13.27
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                     (0.01)          (0.03)(a)      (0.08)(b)      (0.13)      (0.17)(a)      (0.09)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                        0.88            1.46          (0.86)         (6.55)       2.28           4.37
=================================================================================================================================
    Total from investment operations                0.87            1.43          (0.94)         (6.68)       2.11           4.28
=================================================================================================================================
Less distributions from net realized gains            --              --             --          (0.88)      (1.35)         (0.54)
=================================================================================================================================
Net asset value, end of period                  $  11.57        $  10.70       $   9.27       $  10.21    $  17.77       $  17.01
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                     8.13%          15.43%         (9.21)%       (39.14)%     12.78%         33.06%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)        $160,082        $163,859       $170,444       $248,533    $412,872       $138,467
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                  1.95%(d)        2.00%          1.92%          1.86%       1.80%          1.80%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                               1.95%(d)        2.00%          1.92%          1.87%       1.82%          1.82%
=================================================================================================================================
Ratio of net investment income (loss) to
  average net assets                               (0.23)%(d)      (0.31)%        (0.61)%(b)     (0.94)%     (0.94)%        (0.64)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(e)                            25%             28%           103%            78%         80%           107%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share and the ratio of net investment income to average net assets would have remained the same. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average daily net assets of $166,063,485.
(e)  Not annualized for periods less than one year.

                                                                                 CLASS R
                                                              ---------------------------------------------
                                                                                              JUNE 3, 2002
                                                              SIX MONTHS                       (DATE SALES
                                                                ENDED          YEAR ENDED     COMMENCED) TO
                                                              APRIL 30,        OCTOBER 31,     OCTOBER 31,
                                                                 2004             2003            2002
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $11.08           $ 9.56         $  10.94
-----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.02             0.02(a)          0.00
-----------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   0.91             1.50            (1.38)
===========================================================================================================
    Total from investment operations                              0.93             1.52            (1.38)
===========================================================================================================
Less dividends from net investment income                        (0.02)              --               --
===========================================================================================================
Net asset value, end of period                                  $11.99           $11.08         $   9.56
___________________________________________________________________________________________________________
===========================================================================================================
Total return(b)                                                   8.36%           15.90%          (12.61)%
___________________________________________________________________________________________________________
===========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $2,280           $1,714         $     16
___________________________________________________________________________________________________________
===========================================================================================================
Ratio of expenses to average net assets:                          1.45%(c)         1.50%            1.42%(d)
___________________________________________________________________________________________________________
===========================================================================================================
Ratio of net investment income (loss) to average net assets       0.27%(c)         0.19%           (0.11)%(d)
___________________________________________________________________________________________________________
===========================================================================================================
Portfolio turnover rate(e)                                          25%              28%             103%
___________________________________________________________________________________________________________
===========================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset value may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $2,108,528.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                                     INSTITUTIONAL CLASS
                                                             --------------------------------------------------------------------
                                                             SIX MONTHS
                                                               ENDED                        YEAR ENDED OCTOBER 31,
                                                             APRIL 30,        ---------------------------------------------------
                                                                2004           2003      2002         2001       2000      1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $11.45         $ 9.80    $10.67       $ 18.33    $17.33    $ 13.42
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.08           0.09(a)   0.06(b)       0.04      0.52       0.09
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  0.92           1.56     (0.93)        (6.82)     1.83       4.43
=================================================================================================================================
    Total from investment operations                             1.00           1.65     (0.87)        (6.78)     2.35       4.52
=================================================================================================================================
Less distributions:
  Dividends from net investment income                          (0.08)            --        --            --        --      (0.07)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                            --             --        --         (0.88)    (1.35)     (0.54)
=================================================================================================================================
    Total distributions                                         (0.08)            --        --         (0.88)    (1.35)     (0.61)
=================================================================================================================================
Net asset value, end of period                                 $12.37         $11.45    $ 9.80       $ 10.67    $18.33    $ 17.33
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                                  8.80%         16.84%    (8.15)%      (38.46)%   14.02%     34.61%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $3,861         $2,061    $1,457       $ 1,648    $3,234    $66,801
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                               0.74%(d)       0.79%     0.79%         0.68%     0.66%      0.65%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                            0.74%(d)       0.79%     0.83%         0.69%     0.68%      0.67%
=================================================================================================================================
Ratio of net investment income to average net assets             0.98%(d)       0.90%     0.52%(b)      0.25%     0.20%      0.51%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(e)                                         25%            28%      103%           78%       80%       107%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share and the ratio of net investment income to average net assets would have remained the same. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios prior to November 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset value may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(d) Ratios are annualized and based on average daily net assets of $2,763,186.
(e)  Not annualized for periods less than one year.

NOTE 12--LEGAL PROCEEDINGS


Your Fund's investment advisor, A I M Advisors, Inc. ("AIM"), is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. ("IFG"), was formerly the investment advisor to the INVESCO Funds. AIM succeeded IFG as the investment advisor to the INVESCO Funds other than INVESCO Variable Investment Funds, Inc. ("IVIF") on November 25, 2003, and succeeded IFG as the investment advisor to IVIF on April 30, 2004.

  The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to a wide range of issues, including issues of "market timing" and "late trading." Both AIM and IFG are the subject of a number of such inquiries, as described below.

Regulatory Actions and Inquiries Concerning IFG

  On December 2, 2003 each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against IFG and Raymond R. Cunningham, in his capacity as the Chief Executive Officer of IFG. Mr. Cunningham also currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc. ("AIM Management"), the parent of AIM, and the position of Senior Vice President of AIM. As of April 23, 2004, Mr. Cunningham was granted a voluntary administrative leave of absence with pay. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings.

  The SEC complaint alleges that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

  The NYAG and Colorado complaints made substantially similar allegations. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief; civil monetary penalties; and other relief.

  In addition, IFG has received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and other related issues concerning the INVESCO Funds. These regulators include the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, the Office of the Secretary of State for West Virginia, the Colorado Securities Division and the Bureau of Securities of the State of New Jersey. IFG has also received more limited inquiries from the United States Department of Labor ("DOL"), the NASD, Inc. ("NASD"), the SEC and the United States Attorney's Office for the Southern District of New York concerning certain specific INVESCO Funds, entities and/or individuals. IFG is providing full cooperation with respect to these inquiries.

Regulatory Inquiries Concerning AIM

  AIM has also received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and other related issues concerning the AIM Funds. AIM has received requests for information and documents concerning these and related matters from the SEC, the Massachusetts Secretary of the Commonwealth, the Office of the State Auditor for the State of West Virginia and the Department of Banking for the State of Connecticut. In addition, AIM has received subpoenas concerning these and related matters from the NYAG, the United States Attorney's Office for the District of Massachusetts, the Commissioner of Securities for the State of Georgia, the Office of the Secretary of State for West Virginia and the Bureau of Securities of the State of New Jersey. AIM has also received more limited inquiries from the DOL, the NASD, the SEC and the United States Attorney's Office for the Southern District of New York concerning certain specific AIM Funds, entities and/or individuals. AIM is providing full cooperation with respect to these inquiries.

Response of AMVESCAP

  AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. In addition, AMVESCAP has retained separate outside counsel to undertake a comprehensive review of AIM's and IFG's policies, procedures and practices, with the objective that they rank among the most effective in the fund industry. At the direction of the trustees of the AIM and INVESCO Funds, AMVESCAP will pay all of the expenses incurred by the AIM and INVESCO Funds related to market timing, including expenses incurred in connection with the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM.

  For the period ended April 30, 2004, AMVESCAP has assumed $117,347 of expenses incurred by the Fund in connection with these matters, including legal, audit, shareholder servicing, communication and trustee expenses.

  There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, including but not limited to A I M Capital Management, Inc., AIM Funds Management Inc., INVESCO Global Asset Management (N.A.), Inc., INVESCO Institutional (N.A.), Inc. ("IINA") and INVESCO Senior Secured Management, Inc., from serving as an investment advisor to any investment company registered under the Investment Company Act of 1940 (a "registered investment company"), including the Fund. The Fund has been informed by AIM that, if AIM is so barred, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There can be no assurance that such exemptive relief will be granted. Any settlement with the regulators could also include terms which would bar Mr. Cunningham from serving as an officer or director of any registered investment company.

Private Actions Alleging Market Timing

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities and certain of their officers, including Mr. Cunningham) making allegations substantially similar to the allegations in the regulatory complaints against IFG described above. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violation of various provisions of the Federal and state securities laws;
(ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA"); (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees.

  IFG has removed certain of the state court proceedings to Federal District Court. The Judicial Panel on Multidistrict Litigation (the "Panel") has ruled that all actions pending in Federal court that allege market timing and/or late trading be transferred to the United States District Court for the District of Maryland for coordinated pre-trial proceedings. Some of the cases against IFG and the other AMVESCAP defendants have already been transferred to the

District of Maryland in accordance with the Panel's directive. AIM and IFG anticipate that in time most or all of the actions pending against them and the other AMVESCAP defendants alleging market timing and/or late trading will be transferred to the multidistrict litigation.

Other Private Actions

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, IINA, A I M Distributors, Inc. ("AIM Distributors") and INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in both Federal and state courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees.

  Certain other civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG and AIM) alleging that certain AIM and INVESCO Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

  Additional lawsuits or regulatory actions arising out of the circumstances above and presenting similar allegations and requests for relief may be served or filed against the Fund, IFG, AIM, AIM Management, IINA, AIM Distributors, INVESCO Distributors, AMVESCAP and related entities and individuals in the future.

  As a result of the above developments, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the matters described above may have on the Fund or AIM.

OTHER INFORMATION

TRUSTEES AND OFFICERS

BOARD OF TRUSTEES        OFFICERS                              OFFICE OF THE FUND
Bob R. Baker             Robert H. Graham                      11 Greenway Plaza
Frank S. Bayley          Chairman and President                Suite 100
James T. Bunch                                                 Houston, TX 77046-1173
Bruce L. Crockett        Mark H. Williamson
Albert R. Dowden         Executive Vice President              INVESTMENT ADVISOR
Edward K. Dunn Jr.                                             A I M Advisors, Inc.
Jack M. Fields           Kevin M. Carome                       11 Greenway Plaza
Carl Frischling          Senior Vice President, Secretary and  Suite 100
Robert H. Graham          Chief Legal Officer                  Houston, TX 77046-1173
Gerald J. Lewis
Prema Mathai-Davis       Stuart W. Coco                        SUB-ADVISOR
Lewis F. Pennock         Vice President                        A I M Capital Management, Inc.
Ruth H. Quigley                                                11 Greenway Plaza
Louis S. Sklar           Melville B. Cox                       Suite 100
Larry Soll, Ph.D.        Vice President                        Houston, TX 77046
Mark H. Williamson
                         Sidney M. Dilgren                     TRANSFER AGENT
                         Vice President and Treasurer          AIM Investment Services, Inc.
                                                               P.O. Box 4739
                         Karen Dunn Kelley                     Houston, TX 77210-4739
                         Vice President
                                                               CUSTODIAN
                         Edgar M. Larsen                       State Street Bank and Trust Company
                         Vice President                        225 Franklin Street
                                                               Boston, MA 02110-2801

                                                               COUNSEL TO THE FUND
                                                               Ballard Spahr
                                                               Andrews & Ingersoll, LLP
                                                               1735 Market Street
                                                               Philadelphia, PA 19103-7599

                                                               COUNSEL TO THE TRUSTEES
                                                               Kramer, Levin, Naftalis & Frankel LLP
                                                               919 Third Avenue
                                                               New York, NY 10022-3852

                                                               DISTRIBUTOR
                                                               A I M Distributors, Inc.
                                                               11 Greenway Plaza
                                                               Suite 100
                                                               Houston, TX 77046-1173

            DOMESTIC EQUITY                           INTERNATIONAL/GLOBAL EQUITY                        FIXED INCOME

AIM Aggressive Growth Fund                   AIM Asia Pacific Growth Fund                  TAXABLE
AIM Balanced Fund*                           AIM Developing Markets Fund
AIM Basic Balanced Fund*                     AIM European Growth Fund                      AIM Floating Rate Fund
AIM Basic Value Fund                         AIM European Small Company Fund               AIM High Yield Fund
AIM Blue Chip Fund                           AIM Global Aggressive Growth Fund             AIM Income Fund
AIM Capital Development Fund                 AIM Global Equity Fund(4)                     AIM Intermediate Government Fund
AIM Charter Fund                             AIM Global Growth Fund                        AIM Limited Maturity Treasury Fund
AIM Constellation Fund                       AIM Global Value Fund                         AIM Money Market Fund
AIM Dent Demographic Trends Fund             AIM International Emerging Growth Fund        AIM Short Term Bond Fund
AIM Diversified Dividend Fund                AIM International Growth Fund                 AIM Total Return Bond Fund
AIM Emerging Growth Fund                     AIM Trimark Fund                              INVESCO U.S. Government Money Fund
AIM Large Cap Basic Value Fund               INVESCO International Core Equity Fund(5)
AIM Large Cap Growth Fund                                                                  TAX-FREE
AIM Libra Fund                                             SECTOR EQUITY
AIM Mid Cap Basic Value Fund                                                               AIM High Income Municipal Fund
AIM Mid Cap Core Equity Fund(1)              AIM Global Health Care Fund                   AIM Municipal Bond Fund
AIM Mid Cap Growth Fund                      AIM Real Estate Fund                          AIM Tax-Exempt Cash Fund
AIM Opportunities I Fund                     INVESCO Advantage Health Sciences Fund        AIM Tax-Free Intermediate Fund
AIM Opportunities II Fund                    INVESCO Energy Fund
AIM Opportunities III Fund                   INVESCO Financial Services Fund                        AIM ALLOCATION SOLUTIONS
AIM Premier Equity Fund                      INVESCO Gold & Precious Metals Fund
AIM Select Equity Fund                       INVESCO Health Sciences Fund                  AIM Aggressive Allocation Fund
AIM Small Cap Equity Fund(2)                 INVESCO Leisure Fund                          AIM Conservative Allocation Fund
AIM Small Cap Growth Fund(3)                 INVESCO Multi-Sector Fund                     AIM Moderate Allocation Fund
AIM Trimark Endeavor Fund                    INVESCO Technology Fund
AIM Trimark Small Companies Fund             INVESCO Utilities Fund
AIM Weingarten Fund
INVESCO Core Equity Fund
INVESCO Dynamics Fund
INVESCO Mid-Cap Growth Fund
INVESCO Small Company Growth Fund
INVESCO S&P 500 Index Fund
INVESCO Total Return Fund*

* Domestic equity and income fund

CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY. FOR THIS AND OTHER IMPORTANT INFORMATION ABOUT AIM AND INVESCO FUNDS, OBTAIN A PROSPECTUS FROM YOUR FINANCIAL ADVISOR OR AIMINVESTMENTS.COM AND READ IT THOROUGHLY BEFORE INVESTING.

(1) As of the close of business on February 27, 2004, AIM Mid Cap Core Equity Fund is available to new investors on a limited basis. For information on who may continue to invest in AIM Mid Cap Core Equity Fund, please contact your financial advisor. (2) AIM Small Cap Equity Fund was closed to most investors on December 19, 2003. For information on who may continue to invest in AIM Small Cap Equity Fund, please contact your financial advisor. (3) AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor. (4) Effective March 31, 2004, AIM Global Trends Fund was renamed AIM Global Equity Fund. (5) Effective November 24, 2003, INVESCO International Blue Chip Value Fund was renamed INVESCO International Core Equity Fund.

   If used after July 20, 2004, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $148 billion in assets for approximately 11 million shareholders, including individual investors, corporate clients and financial institutions. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $381 billion in assets under management. Data as of March 31, 2004.

                               AIMinvestments.com

                                                                       CHT-SAR-1

                                     YOUR GOALS. OUR SOLUTIONS.--Registered Trademark--
---------------------------------------------------------------------------------------
Mutual   Retirement  Annuities  College  Separately   Offshore  Alternative  Cash              [AIM INVESTMENTS LOGO APPEARS HERE]
Funds    Products               Savings  Managed      Products  Investments  Management                    --Servicemark--
                                Plans    Accounts
---------------------------------------------------------------------------------------

                                                          AIM CONSTELLATION FUND
                              Semiannual Report to Shareholders o April 30, 2004

                                 [COVER IMAGE]

YOUR GOALS. OUR SOLUTIONS.                   [AIM INVESTMENTS LOGO APPEARS HERE]
 --Registered Trademark--                              --Servicemark--

==================================================================================================================================
AIM CONSTELLATION FUND SEEKS TO PROVIDE GROWTH OF CAPITAL.
==================================================================================================================================

o Unless otherwise stated, information is as of 4/30/04 and is based on total net assets.

ABOUT SHARE CLASSES                          capitalization companies; the Growth         OTHER INFORMATION
o Effective 9/30/03, Class B shares are      subset measures the performance of           o The returns shown in the Management's
not available as an investment for           Russell 1000 companies with higher           Discussion of Fund Performance are based
retirement plans maintained pursuant to      price/book ratios and higher forecasted      on net asset values calculated for
Section 401 of the Internal Revenue          growth values.                               shareholder transactions. Generally
Code, including 401(k) plans, money                                                       accepted accounting principles require
purchase pension plans and profit            o The unmanaged Lipper Multi-Cap Growth      adjustments to be made to the net assets
sharing plans. Plans that have existing      Fund Index represents an average of the      of the fund at period end for financial
accounts invested in Class B shares will     performance of the 30 largest                reporting purposes, and as such, the net
continue to be allowed to make               multi-capitalization growth funds            asset value for shareholder transactions
additional purchases.                        tracked by Lipper, Inc., an independent      and the returns based on the net asset
                                             mutual fund performance monitor.             values may differ from the net asset
o Class R shares are available only to                                                    values and returns reported in the
certain retirement plans. Please see the     o The unmanaged MSCI World Index tracks      Financial Highlights.
prospectus for more information.             the performance of approximately 50
                                             countries covered by Morgan Stanley          o Bloomberg, Inc. is a well-known
PRINCIPAL RISKS OF INVESTING IN THE FUND     Capital International that are               independent financial research firm.
o Investing in small and mid-size            considered developed markets.
companies involves risks not associated                                                   o Industry classifications used in this
with investing in more established           o The fund is not managed to track the       report are generally according to the
companies. Also, small companies have        performance of any particular index,         Global Industry Classification Standard,
business risk, significant stock price       including the indexes defined here, and      which was developed by and is the
fluctuations and illiquidity.                consequently, the performance of the         exclusive property and a service mark of
                                             fund may deviate significantly from the      Morgan Stanley Capital International
                                             performance of the indexes.                  Inc. and Standard & Poor's.
ABOUT INDEXES USED IN THIS REPORT
o The unmanaged Standard & Poor's            o A direct investment cannot be made in      A description of the policies and
Composite Index of 500 Stocks (the S&P       an index. Unless otherwise indicated,        procedures that the fund uses to
500 --Registered Trademark-- Index) is       index results include reinvested             determine how to vote proxies relating
an index of common stocks frequently         dividends, and they do not reflect sales     to portfolio securities is available
used as a general measure of U.S. stock      charges.                                     without charge, upon request, by calling
market performance.                                                                       800-959-4246, or on the AIM Web site,
                                                                                          AIMinvestments.com.
o The unmanaged Russell 1000
--Registered Trademark-- Growth Index is
a subset of the unmanaged Russell 1000
--Registered Trademark-- Index, which
represents the performance of the stocks
of large-


=====================================================                                     THIS REPORT MUST BE ACCOMPANIED OR
NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE                                     PRECEDED BY A CURRENTLY EFFECTIVE FUND
=====================================================                                     PROSPECTUS, WHICH CONTAINS MORE COMPLETE
                                                                                          INFORMATION, INCLUDING SALES CHARGES AND
                                                                                          EXPENSES. READ IT CAREFULLY BEFORE YOU
                                                                                          INVEST.

AIMinvestments.com

TO OUR SHAREHOLDERS

                    DEAR FELLOW SHAREHOLDER IN THE AIM FAMILY OF
                    FUNDS--Registered Trademark--:

[PHOTO OF           For most of the six-month period covered by this report,
ROBERT H.           major stock market indexes delivered positive performance
GRAHAM]             as economies strengthened both here and abroad. In the
                    United States, gross domestic product steadily improved,
ROBERT H. GRAHAM    while overseas, economic recovery took hold, especially in
                    Asia. In March and April, however, markets lagged as concerns arose about geopolitical events and the possibility that the U.S. Federal Reserve may raise interest rates.

                       Additionally, what's known as a sector rotation took
                    place. During much of 2003, the information technology sector was the favorite of U.S. and foreign investors. The sector's performance turned negative early in 2004, however, as investors switched to more defensive sectors they tend to favor when conditions seem uncertain. For the last month of the reporting period, only three sectors of the 10 in the S&P 500 Index produced positive returns, including health care and consumer staples. The third positive sector was energy, riding the wave of rising oil and gas prices. Stocks in the MSCI World Index displayed a similar performance pattern, reflecting the global nature of the rotation.

THE CASE FOR MUTUAL FUND INVESTING

A period like the one covered by this report is a prime argument for the long-term perspective mutual fund companies always advocate. As we have said on many occasions, no one can consistently predict how markets will perform. And because markets can move with such abruptness, missing out on a few of the best days in the market can diminish your long-term results significantly. Staying invested, we believe, is the best strategy.

    The market volatility experienced over the past six months is also a powerful argument for the diversification offered by mutual funds. For a modest initial investment, mutual fund shareholders can diversify across asset classes, regions, investment styles and market capitalizations. Diversification can offer protection during market downturns because a portfolio made up of a broad spectrum of investments will not bear the full brunt of the decline in any particular security, market, or sector.

VISIT AIMINVESTMENTS.COM FOR REGULATORY UPDATES

For the latest information about ongoing regulatory matters, including proposed rules and regulations regarding the mutual fund industry, please visit our Web site, AIMinvestments.com. We continue to post updates as information becomes available. We also encourage you to visit our Web site for general investing information, performance updates on our funds, and market and economic commentary from our financial experts.

    For information on how your fund performed and was managed during the six months covered by this report, please read your fund managers' discussion on the following pages. We hope you find it informative.

    As always, AIM is committed to building solutions for your investment goals, and we thank you for your continued participation in AIM Investments. If you have any questions, please contact our Client Service representatives at 800-959-4246.

Sincerely,

/s/ ROBERT H. GRAHAM
--------------------------
Robert H. Graham
Chairman and President
May 26, 2004

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE


FUND POSITIONED FOR CONTINUED                                                                 Energy, telecommunications services
ECONOMIC EXPANSION                                                                       and health care were the best-performing
                                                                                         sectors of the S&P 500 Index as
For the six months ended April 30, 2004,     MARKET CONDITIONS                           investors rotated into more defensive
AIM Constellation Fund, Class A shares,                                                  stocks. Information technology, consumer
returned 1.94% at net asset value (had       The economy exhibited signs of strength     discretionary and financials were the
the effects of front-end sales charges       for most of the reporting period. The       weakest performers. With the exception
been included, returns would have been       nation's gross domestic product, the        of information technology, all sectors
lower). For the performance of other         broadest measure of economic activity,      of the index posted gains for the six
share classes, please see page 3. The        expanded at an annualized rate of 4.1%      months.
fund underperformed the S&P 500 Index,       in the fourth quarter of 2003 and 4.4%
the Russell 1000 Growth Index and the        in the first quarter of 2004.               YOUR FUND
Lipper Multi-Cap Growth Fund Index,
which returned 6.27%, 4.14% and 4.04%,            The unemployment rate was 5.6% at      During the reporting period, we
respectively, over the same period.          the end of April. However, there were       increased the proportion of stocks that
                                             signs that the job market could be          we consider more economically sensitive
     At the close of the reporting           improving. The number of new non-farm       to about 65% of the portfolio.
period, nearly two-thirds of the fund's      jobs created rose from 83,000 in            Simultaneously, we reduced the fund's
assets were invested in large-cap growth     February to 353,000 in March and 346,000    exposure to stocks that we regard as
stocks. The fund underperformed the S&P      in April.                                   more defensive core-growth holdings to
500 Index because that benchmark                                                         about 35%. We made these adjustments in
includes value stocks, which generally            Corporate earnings also improved.      response to generally improving economic
outperformed growth stocks over the          According to Bloomberg, 410 companies in    conditions. More economically sensitive
period. The fund lagged the Russell 1000     the S&P 500 Index had reported earnings     stocks tend to perform better in an
Growth Index because it was overweight       for the first quarter of 2004 as of         improving economic environment. Core
relative to the index in information         April 30, 2004. A total of 75.6% of         growth holdings--the stocks of companies
technology stocks, which generally           those companies reported earnings that      with consistent long-term earnings
sustained losses over the period. We         exceeded analysts' expectations.            growth records--may provide some
believe the fund underperformed the                                                      protection in a declining market, but
Lipper Multi-Cap Growth Fund Index                The S&P 500 Index declined during      they may not appreciate as much in value
because it had much less exposure to         the final two months of the period amid     when stocks are rising.
small-cap stocks, which generally            a backdrop of concerns that the Federal
outperformed large cap stocks, than some     Reserve (the Fed) would raise interest          This strategy benefited fund
of its peers.                                rates. However, the Fed maintained the      performance during the first half of the
                                             federal funds target rate at 1.00%--its     reporting period when more aggressive
                                             lowest level since 1958--throughout the     sectors such as information technology
                                             reporting period.                           were in favor but

=================================================================================================================================
TOP 10 EQUITY HOLDINGS*                                         TOP 10 INDUSTRIES*
 1. Microsoft Corp.                                     2.5%     1. Pharmaceuticals                                     7.1%
 2. Pfizer Inc.                                         2.1      2. Semiconductors                                      6.3
 3. Cisco Systems, Inc.                                 2.0      3. Health Care Equipment                               5.9
 4. Microchip Technology Inc.                           1.9      4. Communications Equipment                            4.2
 5. Biomet, Inc.                                        1.9      5. Specialty Stores                                    3.7
 6. Caremark Rx, Inc.                                   1.9      6. Systems Software                                    3.6
 7. Teva Pharmacueticals Industries Ltd.-ADR (Israel)   1.9      7. Broadcasting & Cable TV                             3.1
 8. Dell Inc.                                           1.8      8. Semiconductor Equipment                             3.0
 9. Clear Channel Communications, Inc.                  1.7      9. Managed Health Care                                 2.9
10. Lamar Advertising Co.                               1.7     10. Consumer Finance                                    2.7

*Excludes money market fund holdings. The fund's holdings
are subject to change, and there is no assurance that the
fund will continue to hold any particular security.
=================================================================================================================================

detracted from it during the second half     technology stocks, plus its president                         CHRISTIAN A. COSTANZO
when investors gravitated to more            announced he was taking a leave of                            Mr. Costanzo joined AIM
defensive sectors such as health care.       absence. Rising fuel costs adversely            [COSTANZO     in 1995 as an analyst
For the entire reporting period, the         affected the performance of airline             PHOTO]        and assumed his current
sectors that had the most positive           stocks, including Southwest. We                               duties in 1997. Prior
impact on performance were health care,      continued to hold both stocks in the                          to joining AIM, he
consumer discretionary and energy. The       portfolio because KLA-Tencor reported a      worked as a business analyst from 1991
only sector that had a negative effect       28% increase in revenue for the quarter      to 1993 and as a B-52 navigator in the
on fund performance was information          ended March 31, 2004, in comparison to       United States Air Force from 1987 to
technology.                                  the same period for 2003 while Southwest     1990. He holds a B.A. in biology and
                                             has been profitable for 31 consecutive       economics from the University of
     Stocks that contributed to fund         years.                                       Virginia and an M.B.A. from The
performance included Lamar Advertising,                                                   University of Texas at Austin.
one of the nation's largest billboard        IN CLOSING
advertisers, and the Apollo Group, a                                                                       ROBERT J. LLOYD
leading provider of higher education         Throughout the reporting period, we                           Mr. Lloyd, Chartered
programs for working adults. Lamar           remained committed to the fund's                 [LLOYD       Financial Analyst,
Advertising reported                         investment objective of seeking growth           PHOTO]       joined AIM in 2000
better-than-expected earnings for its        of capital, by investing principally in                       as a senior analyst
most recent fiscal quarter as the            the stocks of companies we believe are                        for the technology
company benefited from healthy revenue       likely to benefit from new or innovative     funds. He was promoted to portfolio
growth. The Apollo Group's subsidiaries      products, services or processes as well      manager in 2001. He served eight years
include the University of Phoenix, which     as those that have experienced               in the U.S. Navy as a naval flight
offers degree programs at more than 100      above-average, long-term growth in           officer flying the S-3B Viking. He
learning centers and through the             earnings.                                    received a B.B.A. from the University of
Internet. The company reported a nearly                                                   Notre Dame and an M.B.A. from the
50% increase in net income for the                                                        University of Chicago.
quarter ended February 29, 2004,                    See important fund and index
compared to the same period for the                disclosures inside front cover.                         BRYAN A. UNTERHALTER
previous year.                                                                                             Mr. Unterhalter began
                                                                                            [UNTERHALTER   his investment career
     Detracting from fund performance                                                       PHOTO]         in 1995 as an equity
were KLA-Tencor Corp., one of the                                                                          trader. In 1997, he
world's largest makers of semiconductor                                                                    joined AIM as a
production equipment, and Southwest                                                       domestic equity trader and later became
Airlines, a discount airline company.                                                     an analyst on AIM's International
KLA-Tencor's stock declined in tandem                                                     (Europe/Canada) investment management
with those of other information                                                           team in 1998. He was promoted to his
                                                                                          current position in 2003. A native of
                                                                                          Johannesburg, South Africa, he received
                                                                                          a B.A. from The University of Texas at
                                                                                          Austin and an M.B.A. from the University
                                                                                          of St. Thomas.

                                                                                                           KENNETH A. ZSCHAPPEL
                                                                                                           Mr. Zschappel is lead
                                                                                            [ZSCHAPPEL     portfolio manager of
                                                                                            PHOTO]         AIM Constellation
                                                                                                           Fund. He joined AIM in
                                                                                                           1990 and in 1992
                                                                                          became a portfolio analyst for equity
                                                                                          securities, specializing in technology
                                                                                          and health care. He was selected
                                                                                          investment officer of AIM Capital
                                                                                          Management in 1995. A native of Austin,
                                                                                          Texas, he received a B.A. in political
                                                                                          science from Baylor University.

                                                                                          Assisted by the Multi-Cap Growth Team.


================================================================================

FUND VS. INDEXES

Total returns 10/31/03-4/30/04 excluding applicable front-end and contingent deferred sales charges. If sales charges were included, returns would be lower.

CLASS A SHARES                                                            1.94%

CLASS B SHARES                                                            1.59

CLASS C SHARES                                                            1.54

CLASS R SHARES                                                            1.79

S&P 500 INDEX (BROAD MARKET INDEX)                                        6.27

RUSSELL 1000 GROWTH INDEX (STYLE-SPECIFIC INDEX)                          4.14

LIPPER MULTI-CAP GROWTH FUND INDEX (PEER GROUP INDEX)                     4.04

Source: Lipper, Inc.

TOTAL NUMBER OF HOLDINGS*                                                  131

TOTAL NET ASSETS                                                  $7.3 BILLION
================================================================================          [RIGHT ARROW GRAPHIC]

                                                                                          FOR A PRESENTATION OF YOUR FUND'S
                                                                                          LONG-TERM PERFORMANCE RECORD,
                                                                                          PLEASE TURN THE PAGE.

LONG-TERM PERFORMANCE

YOUR FUND'S LONG-TERM PERFORMANCE

Below you will find a presentation of your fund's long-term performance record for periods ended 4/30/04, the close of the six-month period covered by this report. As required by industry regulations, we also present long-term performance for periods ended 3/31/04, the most recent calendar quarter-end.

Please read the important disclosure accompanying these tables, which explains how fund performance is calculated and the sales charges, if any, that apply to the share class in which you are invested.

AVERAGE ANNUAL TOTAL RETURNS                 AVERAGE ANNUAL TOTAL RETURNS                    Class A share performance reflects
As of 4/30/04, including applicable          As of 3/31/04, including applicable          the maximum 5.50% sales charge, and
sales charges                                sales charges                                Class B and Class C share performance
                                                                                          reflects the applicable contingent
CLASS A SHARES                               CLASS A SHARES                               deferred sales charge (CDSC) for the
Inception (4/30/76)        14.39%            Inception (4/30/76)        14.57%            period involved. The CDSC on Class B
10 Years                    6.74             10 Years                    7.15             shares declines from 5% beginning at the
5 Years                    -2.74             5 Years                    -1.45             time of purchase to 0% at the beginning
1 Year                     14.06             1 Year                     25.65             of the seventh year. The CDSC on Class C
                                                                                          shares is 1% for the first year after
CLASS B SHARES                               CLASS B SHARES                               purchase. Class R shares do not have a
Inception (11/3/97)         0.13%            Inception (11/3/97)        0.64%             front-end sales charge; returns shown
5 Years                    -2.64             5 Years                   -1.36              are at net asset value and do not
1 Year                     14.82             1 Year                    27.06              reflect a 0.75% CDSC that may be imposed
                                                                                          on a total redemption of retirement plan
CLASS C SHARES                               CLASS C SHARES                               assets within the first year. The
Inception (8/4/97)         -0.02%            Inception (8/4/97)         0.47%             performance of the fund's share classes
5 Years                    -2.35             5 Years                   -1.07              will differ due to different sales
1 Year                     18.83             1 Year                    31.00              charge structures and class expenses.

CLASS R SHARES                               CLASS R SHARES
10 Years                    7.17             10 Years                   7.58
5 Years                    -1.76             5 Years                   -0.47
1 Year                     20.34             1 Year                    32.66

Class R shares' inception date is            The performance data quoted represent
6/3/02. Returns since that date are          past performance and cannot guarantee
historical returns. All other returns        comparable future results; current
are blended returns of historical Class      performance may be lower or higher.
R share performance and restated Class A     Please visit AIMinvestments.com for the
share performance (for periods prior to      most recent month-end performance.
the inception date of Class R shares) at     Performance figures reflect reinvested
net asset value, adjusted to reflect the     distributions, changes in net asset
higher Rule 12b-1 fees applicable to         value and the effect of the maximum
Class R shares. Class A shares'              sales charge unless otherwise stated.
inception date is 4/30/76.                   Investment return and principal value
                                             will fluctuate so that you may have a        [ARROW
                                             gain or loss when you sell shares.           BUTTON      For More Information Visit
                                                                                          Image]          AIMinvestments.com


FINANCIALS

SCHEDULE OF INVESTMENTS

April 30, 2004
(Unaudited)


                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-98.69%

ADVERTISING-2.08%

Lamar Advertising Co.(a)                        3,000,000   $  123,180,000
--------------------------------------------------------------------------
Omnicom Group Inc.                                366,900       29,172,219
==========================================================================
                                                               152,352,219
==========================================================================

AIR FREIGHT & LOGISTICS-0.27%

Expeditors International of Washington, Inc.      500,000       20,095,000
==========================================================================

AIRLINES-0.78%

Southwest Airlines Co.                          4,000,000       57,120,000
==========================================================================

APPAREL RETAIL-2.35%

Chico's FAS, Inc.(a)                              800,000       32,584,000
--------------------------------------------------------------------------
Foot Locker, Inc.                               1,000,000       24,000,000
--------------------------------------------------------------------------
Gap, Inc. (The)(b)                              3,000,000       66,030,000
--------------------------------------------------------------------------
TJX Cos., Inc. (The)                            2,000,000       49,140,000
==========================================================================
                                                               171,754,000
==========================================================================

APPAREL, ACCESSORIES & LUXURY GOODS-0.58%

Coach, Inc.(a)                                  1,000,000       42,600,000
==========================================================================

APPLICATION SOFTWARE-1.09%

Citrix Systems, Inc.(a)                         1,300,000       24,765,000
--------------------------------------------------------------------------
Intuit Inc.(a)                                    800,000       33,976,000
--------------------------------------------------------------------------
Mercury Interactive Corp.(a)                      500,000       21,275,000
==========================================================================
                                                                80,016,000
==========================================================================

ASSET MANAGEMENT & CUSTODY BANKS-0.93%

Northern Trust Corp.                              750,000       31,710,000
--------------------------------------------------------------------------
State Street Corp.                                750,000       36,600,000
==========================================================================
                                                                68,310,000
==========================================================================

BIOTECHNOLOGY-2.00%

Amgen Inc.(a)                                     744,700       41,904,269
--------------------------------------------------------------------------
Biogen Idec Inc.(a)                               600,000       35,400,000
--------------------------------------------------------------------------
Genzyme Corp.(a)                                  824,600       35,919,576
--------------------------------------------------------------------------
Gilead Sciences, Inc.(a)                          544,600       33,128,018
==========================================================================
                                                               146,351,863
==========================================================================

BROADCASTING & CABLE TV-3.09%

Clear Channel Communications, Inc.              2,996,400      124,320,636
--------------------------------------------------------------------------

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------

BROADCASTING & CABLE TV-(CONTINUED)

Univision Communications Inc.-Class A(a)(b)     2,137,500   $   72,354,375
--------------------------------------------------------------------------
Westwood One, Inc.(a)                           1,000,000       29,540,000
==========================================================================
                                                               226,215,011
==========================================================================

CASINOS & GAMING-1.17%

International Game Technology                     750,000       28,305,000
--------------------------------------------------------------------------
MGM MIRAGE(a)                                   1,250,000       57,262,500
==========================================================================
                                                                85,567,500
==========================================================================

COMMUNICATIONS EQUIPMENT-4.22%

Avaya Inc.(a)(b)                                1,500,000       20,520,000
--------------------------------------------------------------------------
Cisco Systems, Inc.(a)                          7,000,000      146,090,000
--------------------------------------------------------------------------
Corning Inc.(a)(b)                              3,500,000       38,605,000
--------------------------------------------------------------------------
Juniper Networks, Inc.(a)(b)                    1,250,000       27,350,000
--------------------------------------------------------------------------
Nokia Oyj (Finland)(c)                          1,960,400       27,396,956
--------------------------------------------------------------------------
Nortel Networks Corp. (Canada)(a)              13,000,000       48,620,000
==========================================================================
                                                               308,581,956
==========================================================================

COMPUTER & ELECTRONICS RETAIL-0.56%

Best Buy Co., Inc.                                750,000       40,687,500
==========================================================================

COMPUTER HARDWARE-1.78%

Dell Inc.(a)                                    3,750,000      130,162,500
==========================================================================

COMPUTER STORAGE & PERIPHERALS-0.61%

EMC Corp.(a)                                    4,000,000       44,640,000
==========================================================================

CONSTRUCTION & FARM MACHINERY & HEAVY
  TRUCKS-1.73%

Caterpillar Inc.                                  750,000       58,297,500
--------------------------------------------------------------------------
Deere & Co.                                     1,000,000       68,040,000
==========================================================================
                                                               126,337,500
==========================================================================

CONSUMER FINANCE-2.66%

American Express Co.                            1,450,000       70,977,500
--------------------------------------------------------------------------
MBNA Corp.                                      3,500,000       85,330,000
--------------------------------------------------------------------------
SLM Corp.                                       1,000,000       38,310,000
==========================================================================
                                                               194,617,500
==========================================================================


                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------

DATA PROCESSING & OUTSOURCED SERVICES-1.76%

Fiserv, Inc.(a)                                 2,750,000   $  100,540,000
--------------------------------------------------------------------------
Paychex, Inc.                                     750,000       27,960,000
==========================================================================
                                                               128,500,000
==========================================================================

DEPARTMENT STORES-1.07%

J.C. Penney Co., Inc.                           1,250,000       42,325,000
--------------------------------------------------------------------------
Nordstrom, Inc.                                 1,000,000       35,630,000
==========================================================================
                                                                77,955,000
==========================================================================

DIVERSIFIED BANKS-0.55%

Bank of America Corp.                             500,000       40,245,000
==========================================================================

DIVERSIFIED CAPITAL MARKETS-0.77%

J.P. Morgan Chase & Co.                         1,500,000       56,400,000
==========================================================================

DIVERSIFIED COMMERCIAL SERVICES-1.33%

Apollo Group, Inc.-Class A(a)                     700,000       63,616,000
--------------------------------------------------------------------------
Cintas Corp.                                      750,000       33,720,000
==========================================================================
                                                                97,336,000
==========================================================================

DRUG RETAIL-0.71%

Walgreen Co.                                    1,500,000       51,720,000
==========================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-0.45%

Rockwell Automation, Inc.                       1,000,000       32,690,000
==========================================================================

ELECTRONIC EQUIPMENT MANUFACTURERS-0.74%

Agilent Technologies, Inc.(a)                   2,000,000       54,020,000
==========================================================================

ELECTRONIC MANUFACTURING SERVICES-0.33%

Molex Inc.                                        802,400       23,895,472
==========================================================================

EMPLOYMENT SERVICES-1.12%

Robert Half International Inc.(a)               3,007,400       82,011,798
==========================================================================

FOOD DISTRIBUTORS-0.55%

Sysco Corp.                                     1,060,800       40,575,600
==========================================================================

FOOD RETAIL-0.38%

Whole Foods Market, Inc.                          350,000       27,996,500
==========================================================================

GENERAL MERCHANDISE STORES-0.86%

Dollar General Corp.                            1,500,000       28,140,000
--------------------------------------------------------------------------
Family Dollar Stores, Inc.                      1,082,700       34,797,978
==========================================================================
                                                                62,937,978
==========================================================================

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------


HEALTH CARE DISTRIBUTORS-1.44%

AmerisourceBergen Corp.                           812,400   $   47,029,836
--------------------------------------------------------------------------
Cardinal Health, Inc.                             800,000       58,600,000
==========================================================================
                                                               105,629,836
==========================================================================

HEALTH CARE EQUIPMENT-5.85%

Biomet, Inc.                                    3,535,175      139,639,413
--------------------------------------------------------------------------
Boston Scientific Corp.(a)                      2,161,400       89,028,066
--------------------------------------------------------------------------
Guidant Corp.                                     741,200       46,703,012
--------------------------------------------------------------------------
Medtronic, Inc.                                   815,700       41,160,222
--------------------------------------------------------------------------
St. Jude Medical, Inc.(a)                         500,000       38,130,000
--------------------------------------------------------------------------
Zimmer Holdings, Inc.(a)                          918,900       73,374,165
==========================================================================
                                                               428,034,878
==========================================================================

HEALTH CARE SERVICES-1.90%

Caremark Rx, Inc.(a)                            4,108,381      139,068,697
==========================================================================

HOME IMPROVEMENT RETAIL-0.84%

Lowe's Cos., Inc.                               1,182,400       61,555,744
==========================================================================

HOTELS, RESORTS & CRUISE LINES-1.57%

Carnival Corp. (Panama)(b)                      1,000,000       42,670,000
--------------------------------------------------------------------------
Royal Caribbean Cruises Ltd. (Liberia)(b)       1,050,000       42,556,500
--------------------------------------------------------------------------
Starwood Hotels & Resorts Worldwide, Inc.         750,000       29,842,500
==========================================================================
                                                               115,069,000
==========================================================================

HOUSEHOLD PRODUCTS-0.91%

Procter & Gamble Co. (The)                        629,400       66,559,050
==========================================================================

HYPERMARKETS & SUPER CENTERS-1.56%

Wal-Mart Stores, Inc.                           2,000,000      114,000,000
==========================================================================

INDUSTRIAL CONGLOMERATES-1.15%

3M Co.                                            450,000       38,916,000
--------------------------------------------------------------------------
General Electric Co.                            1,500,000       44,925,000
==========================================================================
                                                                83,841,000
==========================================================================

INDUSTRIAL MACHINERY-2.58%

Danaher Corp.(b)                                  500,000       46,260,000
--------------------------------------------------------------------------
Eaton Corp.                                       650,000       38,597,000
--------------------------------------------------------------------------
Ingersoll-Rand Co.-Class A (Bermuda)            1,100,000       71,005,000
--------------------------------------------------------------------------
Parker Hannifin Corp.                             600,000       33,174,000
==========================================================================
                                                               189,036,000
==========================================================================

INTERNET RETAIL-1.09%

eBay Inc.(a)                                    1,000,000       79,820,000
==========================================================================


                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES-0.86%

Yahoo! Inc.(a)                                  1,250,000   $   63,075,000
==========================================================================

INVESTMENT BANKING & BROKERAGE-2.45%

Goldman Sachs Group, Inc. (The)                   700,000       67,725,000
--------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                       1,350,000       73,210,500
--------------------------------------------------------------------------
Morgan Stanley                                    750,000       38,542,500
==========================================================================
                                                               179,478,000
==========================================================================

IT CONSULTING & OTHER SERVICES-0.49%

Accenture Ltd.-Class A (Bermuda)(a)             1,500,000       35,655,000
==========================================================================

MANAGED HEALTH CARE-2.90%

Aetna Inc.                                        593,700       49,128,675
--------------------------------------------------------------------------
Coventry Health Care, Inc.(a)                     499,000       20,878,160
--------------------------------------------------------------------------
UnitedHealth Group Inc.                           852,000       52,380,960
--------------------------------------------------------------------------
WellPoint Health Networks Inc.(a)                 806,000       90,022,140
==========================================================================
                                                               212,409,935
==========================================================================

MOTORCYCLE MANUFACTURERS-0.38%

Harley-Davidson, Inc.                             500,000       28,160,000
==========================================================================

MOVIES & ENTERTAINMENT-1.29%

Pixar(a)(b)                                       250,000       17,075,000
--------------------------------------------------------------------------
Viacom Inc.-Class B                             2,000,000       77,300,000
==========================================================================
                                                                94,375,000
==========================================================================

MULTI-LINE INSURANCE-0.98%

American International Group, Inc.              1,000,000       71,650,000
==========================================================================

OIL & GAS DRILLING-1.30%

ENSCO International Inc.                        1,219,000       33,364,030
--------------------------------------------------------------------------
Nabors Industries, Ltd. (Bermuda)(a)              800,000       35,488,000
--------------------------------------------------------------------------
Noble Corp. (Cayman Islands)(a)                   700,000       26,012,000
==========================================================================
                                                                94,864,030
==========================================================================

OIL & GAS EQUIPMENT & SERVICES-1.39%

BJ Services Co.(a)                                869,600       38,697,200
--------------------------------------------------------------------------
Smith International, Inc.(a)(b)                   650,000       35,587,500
--------------------------------------------------------------------------
Weatherford International Ltd. (Bermuda)(a)       625,000       27,175,000
==========================================================================
                                                               101,459,700
==========================================================================

OIL & GAS EXPLORATION & PRODUCTION-0.59%

Devon Energy Corp.                                700,000       42,840,000
==========================================================================

                                                                MARKET
                                                 SHARES         VALUE

--------------------------------------------------------------------------

OTHER DIVERSIFIED FINANCIAL SERVICES-1.31%

Citigroup Inc.                                  2,000,000   $   96,180,000
==========================================================================

PERSONAL PRODUCTS-0.70%

Gillette Co. (The)                              1,250,000       51,150,000
==========================================================================

PHARMACEUTICALS-7.09%

Barr Pharmaceuticals Inc.(a)                      852,600       35,314,692
--------------------------------------------------------------------------
Forest Laboratories, Inc.(a)                      608,900       39,261,872
--------------------------------------------------------------------------
Johnson & Johnson                               1,000,000       54,030,000
--------------------------------------------------------------------------
Lilly (Eli) & Co.                                 575,900       42,507,179
--------------------------------------------------------------------------
Medicis Pharmaceutical Corp.-Class A            1,333,500       57,233,820
--------------------------------------------------------------------------
Pfizer Inc.                                     4,250,000      151,980,000
--------------------------------------------------------------------------
Teva Pharmaceutical Industries Ltd.-ADR
  (Israel)(b)                                   2,244,800      138,189,888
==========================================================================
                                                               518,517,451
==========================================================================

PUBLISHING-0.59%

Gannett Co., Inc.                                 500,000       43,340,000
==========================================================================

RESTAURANTS-1.40%

McDonald's Corp.                                1,000,000       27,230,000
--------------------------------------------------------------------------
Outback Steakhouse, Inc.                          571,000       25,084,030
--------------------------------------------------------------------------
P.F. Chang's China Bistro, Inc.(a)(b)             428,034       20,913,741
--------------------------------------------------------------------------
Wendy's International, Inc.                       749,300       29,222,700
==========================================================================
                                                               102,450,471
==========================================================================

SEMICONDUCTOR EQUIPMENT-3.05%

Applied Materials, Inc.(a)                      3,224,100       58,775,343
--------------------------------------------------------------------------
KLA-Tencor Corp.(a)(b)                          1,322,800       55,121,076
--------------------------------------------------------------------------
Lam Research Corp.(a)                           4,000,000       88,560,000
--------------------------------------------------------------------------
Teradyne, Inc.(a)                               1,000,000       20,380,000
==========================================================================
                                                               222,836,419
==========================================================================

SEMICONDUCTORS-6.28%

Analog Devices, Inc.                            2,750,000      117,150,000
--------------------------------------------------------------------------
Broadcom Corp.-Class A(a)                         500,000       18,880,000
--------------------------------------------------------------------------
Linear Technology Corp.                         2,000,000       71,260,000
--------------------------------------------------------------------------
Maxim Integrated Products, Inc.                 1,500,000       68,985,000
--------------------------------------------------------------------------
Microchip Technology Inc.                       5,068,952      142,032,035
--------------------------------------------------------------------------
Taiwan Semiconductor Manufacturing Co.
  Ltd.-ADR (Taiwan)(b)                          4,290,064       40,884,310
==========================================================================
                                                               459,191,345
==========================================================================

SPECIALTY STORES-3.66%

AutoZone, Inc.(a)                                 500,000       43,785,000
--------------------------------------------------------------------------


                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------
SPECIALTY STORES-(CONTINUED)

Bed Bath & Beyond Inc.(a)                       2,500,000   $   92,800,000
--------------------------------------------------------------------------
Staples, Inc.                                   2,000,000       51,520,000
--------------------------------------------------------------------------
Tiffany & Co.                                   1,000,000       39,000,000
--------------------------------------------------------------------------
Williams-Sonoma, Inc.(a)                        1,250,000       40,600,000
==========================================================================
                                                               267,705,000
==========================================================================

SYSTEMS SOFTWARE-3.57%

Microsoft Corp.                                 7,100,000      184,387,000
--------------------------------------------------------------------------
Oracle Corp.(a)                                 4,438,800       49,803,336
--------------------------------------------------------------------------
VERITAS Software Corp.(a)                       1,000,000       26,670,000
==========================================================================
                                                               260,860,336
==========================================================================

TECHNOLOGY DISTRIBUTORS-1.50%

CDW Corp.                                       1,755,800      109,719,942
==========================================================================

WIRELESS TELECOMMUNICATION SERVICES-1.50%

Nextel Communications, Inc.-Class A(a)          1,820,000       43,425,200
--------------------------------------------------------------------------
Vodafone Group PLC (United Kingdom)(c)         27,345,190       66,309,588
==========================================================================
                                                               109,734,788
==========================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $5,513,711,141)                        7,219,958,519
==========================================================================

                                                                MARKET
                                                 SHARES         VALUE

--------------------------------------------------------------------------

MONEY MARKET FUNDS-1.33%

Liquid Assets Portfolio-Institutional
  Class(d)                                     48,665,290   $   48,665,290
--------------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(d)    48,665,290       48,665,290
==========================================================================
    Total Money Market Funds (Cost
      $97,330,580)                                              97,330,580
==========================================================================
TOTAL INVESTMENTS-100.02%
  (excluding investments purchased with cash
  collateral from securities loaned) (Cost
  $5,611,041,721)                                            7,317,289,099
==========================================================================
INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-1.42%

Liquid Assets Portfolio-Institutional
  Class(d)(e)                                  78,924,885       78,924,884
--------------------------------------------------------------------------
STIC Prime Portfolio-Institutional
  Class(d)(e)                                  24,938,484       24,938,485
==========================================================================
    Total Money Market Funds
      (purchased with cash collateral from
      securities loaned)
      (Cost $103,863,369)                                      103,863,369
==========================================================================
TOTAL INVESTMENTS-101.44% (Cost
  $5,714,905,090)                                            7,421,152,468
==========================================================================
OTHER ASSETS LESS LIABILITIES-(1.44%)                         (105,028,687)
==========================================================================
NET ASSETS-100.00%                                          $7,316,123,781
__________________________________________________________________________
==========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) All or a portion of this security has been pledged as collateral for securities lending transactions at April 30, 2004.
(c) Security fair valued in accordance with the procedures established by the Board of Trustees. The aggregate market value of these securities at 04/30/04 was $93,706,544, which represented 1.26% of the Fund's total investments. See Note 1A.
(d) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(e) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 7.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2004
(Unaudited)

ASSETS:

Investments, at market value (cost
  $5,513,711,141)*                           $ 7,219,958,519
------------------------------------------------------------
Investments in affiliated money market
  funds (cost $201,193,949)                      201,193,949
============================================================
     Total investments (cost
       $5,714,905,090)                         7,421,152,468
============================================================
Foreign currencies, at value (cost
  $598,783)                                          597,633
------------------------------------------------------------
Receivables for:
  Investments sold                                47,339,710
------------------------------------------------------------
  Fund shares sold                                 2,968,178
------------------------------------------------------------
  Dividends                                        3,066,733
------------------------------------------------------------
Investment for deferred compensation and
  retirement plans                                   459,515
------------------------------------------------------------
Other assets                                         111,453
============================================================
     Total assets                              7,475,695,690
____________________________________________________________
============================================================


LIABILITIES:

Payables for:
  Investments purchased                           21,100,000
------------------------------------------------------------
  Fund shares reacquired                          26,558,087
------------------------------------------------------------
  Deferred compensation and retirement
     plans                                           981,167
------------------------------------------------------------
  Collateral upon return of securities
     loaned                                      103,863,369
------------------------------------------------------------
Accrued distribution fees                          2,285,475
------------------------------------------------------------
Accrued trustees' fees                                 5,167
------------------------------------------------------------
Accrued transfer agent fees                        3,968,023
------------------------------------------------------------
Accrued operating expenses                           810,621
============================================================
     Total liabilities                           159,571,909
============================================================
Net assets applicable to shares outstanding  $ 7,316,123,781
____________________________________________________________
============================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest                $ 8,157,426,098
------------------------------------------------------------
Undistributed net investment income (loss)       (27,706,634)
------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities, foreign currencies
  and option contracts                        (2,519,841,911)
------------------------------------------------------------
Unrealized appreciation of investment
  securities and foreign currencies            1,706,246,228
============================================================
                                             $ 7,316,123,781
____________________________________________________________
============================================================


NET ASSETS:

Class A                                      $ 6,304,693,341
____________________________________________________________
============================================================
Class B                                      $   667,155,485
____________________________________________________________
============================================================
Class C                                      $   183,929,612
____________________________________________________________
============================================================
Class R                                      $     5,251,299
____________________________________________________________
============================================================
Institutional Class                          $   155,094,044
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                          300,112,182
____________________________________________________________
============================================================
Class B                                           33,747,686
____________________________________________________________
============================================================
Class C                                            9,306,626
____________________________________________________________
============================================================
Class R                                              250,079
____________________________________________________________
============================================================
Institutional Class                                6,846,580
____________________________________________________________
============================================================
Class A:
  Net asset value per share                  $         21.01
------------------------------------------------------------
  Offering price per share:
     (Net asset value of $21.01 divided by
       94.50%)                               $         22.23
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
     share                                   $         19.77
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
     share                                   $         19.76
____________________________________________________________
============================================================
Class R:
  Net asset value and offering price per
     share                                   $         21.00
____________________________________________________________
============================================================
Institutional Class:
  Net asset value and offering price per
     share                                   $         22.65
____________________________________________________________
============================================================

* At April 30, 2004, securities with an aggregate market value of $100,144,022 were on loan to brokers.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the six months ended April 30, 2004
(Unaudited)

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $235,961)        $  22,893,889
---------------------------------------------------------------------------
Dividends from affiliated money market funds*                       753,373
===========================================================================
    Total investment income                                      23,647,262
===========================================================================

EXPENSES:

Advisory fees                                                    24,559,822
---------------------------------------------------------------------------
Administrative services fees                                        360,922
---------------------------------------------------------------------------
Custodian fees                                                      189,005
---------------------------------------------------------------------------
Distribution fees:
  Class A                                                        10,134,379
---------------------------------------------------------------------------
  Class B                                                         3,508,665
---------------------------------------------------------------------------
  Class C                                                           974,141
---------------------------------------------------------------------------
  Class R                                                            11,025
---------------------------------------------------------------------------
Transfer agent fees -- Class A, B, C and R                        9,863,873
---------------------------------------------------------------------------
Transfer agent fees -- Institutional Class                           35,319
---------------------------------------------------------------------------
Trustees' fees                                                       56,977
---------------------------------------------------------------------------
Other                                                             1,245,629
===========================================================================
    Total expenses                                               50,939,757
===========================================================================
Less: Fees waived and expense offset arrangements                  (430,660)
===========================================================================
    Net expenses                                                 50,509,097
===========================================================================
Net investment income (loss)                                    (26,861,835)
===========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES, FOREIGN CURRENCIES AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                                         401,701,102
---------------------------------------------------------------------------
  Foreign currencies                                               (533,388)
---------------------------------------------------------------------------
  Option contracts written                                          279,661
===========================================================================
                                                                401,447,375
===========================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                        (210,663,670)
---------------------------------------------------------------------------
  Foreign currencies                                                 (1,150)
===========================================================================
                                                               (210,664,820)
===========================================================================
Net gain from investment securities, foreign currencies and
  option contracts                                              190,782,555
===========================================================================
Net increase in net assets resulting from operations          $ 163,920,720
___________________________________________________________________________
===========================================================================

* Dividends from affiliated money market funds are net of fees paid to security lending counterparties.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended April 30, 2004 and the year ended October 31, 2003 (Unaudited)

                                                                APRIL 30,         OCTOBER 31,
                                                                   2004              2003
-----------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $  (26,861,835)   $   (54,584,186)
-----------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies and option contracts                      401,447,375       (454,745,158)
-----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and foreign currencies                (210,664,820)     1,834,190,965
===============================================================================================
    Net increase in net assets resulting from operations         163,920,720      1,324,861,621
===============================================================================================
Share transactions-net:
  Class A                                                       (665,538,950)    (1,112,282,235)
-----------------------------------------------------------------------------------------------
  Class B                                                        (33,206,804)       (46,666,906)
-----------------------------------------------------------------------------------------------
  Class C                                                        (13,031,436)       (22,091,083)
-----------------------------------------------------------------------------------------------
  Class R                                                          2,411,203          2,235,274
-----------------------------------------------------------------------------------------------
  Institutional Class                                             (2,633,469)         5,433,008
===============================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                         (711,999,456)    (1,173,371,942)
===============================================================================================
    Net increase (decrease) in net assets                       (548,078,736)       151,489,679
===============================================================================================

NET ASSETS:

  Beginning of period                                          7,864,202,517      7,712,712,838
===============================================================================================
  End of period (including undistributed net investment
    income (loss) of $(27,706,634) and $(844,799) for 2004
    and 2003, respectively)                                   $7,316,123,781    $ 7,864,202,517
_______________________________________________________________________________________________
===============================================================================================

NOTES TO FINANCIAL STATEMENTS

April 30, 2004
(Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Constellation Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of fifteen separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is growth of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, the Fund's officers, trustees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE"). Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transactions costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

H. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 1.00% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million up to and including $150 million, plus 0.625% of the Fund's average daily net assets in excess of $150 million. AIM has voluntarily agreed to waive advisory fees payable by the Fund to AIM at the annual rate of 0.025% for each $5 billion increment in net assets over $5 billion, up to a maximum waiver of 0.175% on net assets in excess of $35 billion. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund). Voluntary fee waivers or reimbursements may be modified or discontinued with approval by the Board of Trustees without further notice to investors. For the six months ended April 30, 2004, AIM waived fees of $373,954. Under the terms of a master sub-advisory agreement between AIM and A I M Capital Management, Inc. ("AIM Capital"), AIM pays AIM Capital 50% of the amount paid by the Fund to AIM.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2004, AIM was paid $360,922 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI"), formerly known as A I M Fund Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. For the Institutional Class, the transfer agent has contractually agreed to reimburse class specific transfer agent fees to the extent necessary to limit transfer agent fees to 0.10% of the average net assets. During the six months ended April 30, 2004, AISI retained $4,039,722 for such services.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C, Class R and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.30% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares may be paid to selected dealers and financial institutions who furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the six months ended April 30, 2004, the Class A, Class B, Class C and Class R shares paid $10,134,379, $3,508,665, $974,141 and $11,025, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During six months ended April 30, 2004, AIM Distributors advised the Fund that it retained $452,090 in front-end sales commissions from the sale of Class A shares and $7,551, $11,905, $5,971 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AIM Capital, AISI and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC"), to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. Each day the prior day's balance invested in the affiliated money market fund is redeemed in full and a new purchase amount is submitted to invest the current day's available cash and/or cash collateral received from securities lending transactions. The tables below show the transactions in and earnings from investments in affiliated money market funds for the period ended April 30, 2004.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                           UNREALIZED
                  MARKET VALUE        PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE     DIVIDEND      REALIZED
FUND                10/31/03           AT COST          FROM SALES       (DEPRECIATION)      04/30/04        INCOME      GAIN (LOSS)
------------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class           $ 95,933,174      $  546,717,783    $  (593,985,667)       $   --        $ 48,665,290     $338,362       $   --
------------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class             95,933,174         546,717,783       (593,985,667)           --          48,665,290      328,631           --
====================================================================================================================================
  Subtotal        $191,866,348      $1,093,435,566    $(1,187,971,334)       $   --        $ 97,330,580     $666,993       $   --
====================================================================================================================================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                           UNREALIZED
                  MARKET VALUE        PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE     DIVIDEND      REALIZED
FUND                10/31/03           AT COST          FROM SALES       (DEPRECIATION)      04/30/04        INCOME*     GAIN (LOSS)
------------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class           $155,180,095      $1,243,005,077    $(1,319,260,288)       $   --        $ 78,924,884     $ 79,172       $   --
------------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class             24,938,485                  --                 --            --          24,938,485        7,208           --
====================================================================================================================================
  Subtotal         180,118,580       1,243,005,077     (1,319,260,288)           --         103,863,369       86,380           --
====================================================================================================================================
  Total           $371,984,928      $2,336,440,643    $(2,507,231,622)       $   --        $201,193,949     $753,373       $   --
____________________________________________________________________________________________________________________________________
====================================================================================================================================

* Dividend income is net of fees paid to security lending counterparties of $1,352,982.

NOTE 4--EXPENSE OFFSET ARRANGEMENTS

Indirect expenses under expense offset arrangements are comprised of transfer agency credits resulting from balances in Demand Deposit Accounts (DDA) used by the transfer agency for clearing shareholder transactions and custodian credits resulting from periodic overnight cash balances at the custodian. For the six months ended April 30, 2004, the Fund received reductions in transfer agency fees from AISI (an affiliate of AIM) of $56,216 and reductions in custodian fees of $490 under expense offset arrangements, which resulted in a reduction of the Fund's total expenses of $56,706.

NOTE 5--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds and INVESCO Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the six months ended April 30, 2004, the Fund paid legal fees of $15,657 for services rendered by Kramer, Levin, Naftalis & Frankel
NOTE 5--TRUSTEES' FEES (CONTINUED)

LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the six months ended April 30, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.

    At April 30, 2004, securities with an aggregate value of $100,144,022 were on loan to brokers. The loans were secured by cash collateral of $103,863,369 received by the Fund and subsequently invested in affiliated money market funds. For the six months ended April 30, 2004, the Fund received dividends on cash collateral net of fees paid to counterparties of $86,380 for securities lending transactions.

NOTE 8--OPTION CONTRACTS WRITTEN

                         TRANSACTIONS DURING THE PERIOD
--------------------------------------------------------------------------------
                                                        CALL OPTION CONTRACTS
                                                      --------------------------
                                                       NUMBER OF      PREMIUMS
                                                       CONTRACTS      RECEIVED
--------------------------------------------------------------------------------
Beginning of period                                          --       $      --
--------------------------------------------------------------------------------
Written                                                   3,750         282,210
--------------------------------------------------------------------------------
Closed                                                     (425)        (28,898)
--------------------------------------------------------------------------------
Expired                                                  (3,325)       (253,312)
================================================================================
End of period                                                --       $      --
________________________________________________________________________________
================================================================================

NOTE 9--TAX INFORMATION

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be updated at the Fund's fiscal year-end.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to use capital loss carryforward may be limited under the Internal Revenue Code and related regulations.

    The Fund has a capital loss carryforward for tax purposes as of October 31, 2003 which expires as follows:

                                                                 CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD*
------------------------------------------------------------------------------
October 31, 2009                                                $1,224,074,030
------------------------------------------------------------------------------
October 31, 2010                                                 1,223,985,487
------------------------------------------------------------------------------
October 31, 2011                                                   461,767,560
==============================================================================
Total capital loss carryforward                                 $2,909,827,077
______________________________________________________________________________
==============================================================================


* Any capital loss carryforward listed is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the six months ended April 30, 2004 was $1,544,624,688 and $2,231,055,927, respectively.

                   UNREALIZED APPRECIATION (DEPRECIATION) OF
                     INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities      $ 1,922,029,071
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities       (221,417,726)
===============================================================================
Net unrealized appreciation of investment securities            $ 1,700,611,345
_______________________________________________________________________________
===============================================================================
Cost of investments for tax purposes is $5,720,541,123.

NOTE 11--SHARE INFORMATION

The Fund currently offers five different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares and Institutional Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class R shares and Institutional Class shares are sold at net asset value. Under some circumstances, Class A shares and Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                                CHANGES IN SHARES OUTSTANDING
-----------------------------------------------------------------------------------------------------------------------------
                                                                    SIX MONTHS ENDED                    YEAR ENDED
                                                                     APRIL 30, 2004                  OCTOBER 31, 2003
                                                              ----------------------------    -------------------------------
                                                                SHARES          AMOUNT           SHARES           AMOUNT
-----------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      12,886,511    $ 278,214,801      40,892,692    $   728,901,495
-----------------------------------------------------------------------------------------------------------------------------
  Class B                                                       1,727,660       35,131,825       4,399,643         74,587,779
-----------------------------------------------------------------------------------------------------------------------------
  Class C                                                         801,403       16,292,869       1,764,643         29,858,199
-----------------------------------------------------------------------------------------------------------------------------
  Class R                                                         145,151        3,137,656         163,302          2,916,332
-----------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                             548,945       12,687,735       1,117,656         21,391,286
=============================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                         230,671        5,031,686         325,830          5,894,532
-----------------------------------------------------------------------------------------------------------------------------
  Class B                                                        (244,793)      (5,031,686)       (344,006)        (5,894,532)
=============================================================================================================================
Reacquired:
  Class A                                                     (44,122,751)    (948,785,437)   (104,213,879)    (1,847,078,262)
-----------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (3,112,504)     (63,306,943)     (6,899,964)      (115,360,153)
-----------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (1,443,384)     (29,324,305)     (3,090,330)       (51,949,282)
-----------------------------------------------------------------------------------------------------------------------------
  Class R                                                         (33,595)        (726,453)        (37,857)          (681,058)
-----------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                            (655,632)     (15,321,204)       (833,861)       (15,958,278)
=============================================================================================================================
                                                              (33,272,318)   $(711,999,456)    (66,756,131)   $(1,173,371,942)
_____________________________________________________________________________________________________________________________
=============================================================================================================================


NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                               CLASS A
                                     --------------------------------------------------------------------------------------------
                                     SIX MONTHS
                                        ENDED                                    YEAR ENDED OCTOBER 31,
                                      APRIL 30,        --------------------------------------------------------------------------
                                        2004              2003             2002             2001          2000           1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
  period                             $    20.61        $    17.20       $    19.72       $    43.50    $     34.65    $     26.37
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)            (0.07)            (0.12)(a)        (0.15)(a)        (0.12)         (0.26)         (0.17)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities
    (both realized and unrealized)         0.47              3.53            (2.37)          (16.24)         12.39           9.18
=================================================================================================================================
    Total from investment
      operations                           0.40              3.41            (2.52)          (16.36)         12.13           9.01
=================================================================================================================================
Less distributions from net
  realized gains                             --                --               --            (7.42)         (3.28)         (0.73)
=================================================================================================================================
Net asset value, end of period       $    21.01        $    20.61       $    17.20       $    19.72    $     43.50    $     34.65
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                            1.94%            19.83%          (12.78)%         (43.10)%        36.56%         34.81%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                           $6,304,693        $6,825,023       $6,780,055       $9,703,277    $19,268,977    $14,292,905
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net
  assets:
  With fee waivers                         1.22%(c)          1.29%            1.26%            1.14%          1.08%          1.10%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                      1.23%(c)          1.30%            1.27%            1.17%          1.11%          1.12%
=================================================================================================================================
Ratio of net investment income
  (loss) to average net assets            (0.62)%(c)        (0.67)%          (0.74)%          (0.46)%        (0.61)%        (0.50)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(d)                   20%               47%              57%              75%            88%            62%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $6,793,374,943.
(d)  Not annualized for periods less than one year.

                                                                                  CLASS B
                                           --------------------------------------------------------------------------------------
                                           SIX MONTHS
                                             ENDED                                  YEAR ENDED OCTOBER 31,
                                           APRIL 30,          -------------------------------------------------------------------
                                              2004              2003           2002           2001         2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period        $  19.46          $  16.36       $  18.89       $  42.28    $    34.00       $  26.11
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                 (0.14)            (0.23)(a)      (0.27)(a)      (0.28)        (0.58)(a)      (0.42)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                    0.45              3.33          (2.26)        (15.69)        12.14           9.04
=================================================================================================================================
    Total from investment operations            0.31              3.10          (2.53)        (15.97)        11.56           8.62
=================================================================================================================================
Less distributions from net realized
  gains                                           --                --             --          (7.42)        (3.28)         (0.73)
=================================================================================================================================
Net asset value, end of period              $  19.77          $  19.46       $  16.36       $  18.89    $    42.28       $  34.00
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                 1.59%            18.95%        (13.39)%       (43.49)%       35.51%         33.64%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)    $667,155          $688,587       $625,294       $818,343    $1,315,524       $589,718
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                              1.92%(c)          1.99%          1.96%          1.86%         1.85%          1.98%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                           1.93%(c)          2.00%          1.97%          1.89%         1.88%          2.00%
=================================================================================================================================
Ratio of net investment income (loss) to
  average net assets                           (1.32)%(c)        (1.37)%        (1.44)%        (1.17)%       (1.38)%        (1.38)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(d)                        20%               47%            57%            75%           88%            62%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $705,588,616.
(d)  Not annualized for periods less than one year.

                                                                                   CLASS C
                                             ------------------------------------------------------------------------------------
                                             SIX MONTHS
                                               ENDED                                 YEAR ENDED OCTOBER 31,
                                             APRIL 30,          -----------------------------------------------------------------
                                                2004              2003           2002           2001        2000           1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period          $  19.46          $  16.36       $  18.88       $  42.27    $  33.99       $  26.10
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                   (0.14)            (0.23)(a)      (0.27)(a)      (0.29)      (0.59)(a)      (0.42)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                      0.44              3.33          (2.25)        (15.68)      12.15           9.04
=================================================================================================================================
    Total from investment operations              0.30              3.10          (2.52)        (15.97)      11.56           8.62
=================================================================================================================================
Less distributions from net realized gains          --                --             --          (7.42)      (3.28)         (0.73)
=================================================================================================================================
Net asset value, end of period                $  19.76          $  19.46       $  16.36       $  18.88    $  42.27       $  33.99
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                   1.54%            18.95%        (13.35)%       (43.51)%     35.52%         33.65
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)      $183,930          $193,585       $184,393       $258,786    $434,544       $161,490
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                1.92%(c)          1.99%          1.96%          1.86%       1.85%          1.98%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                             1.93%(c)          2.00%          1.97%          1.89%       1.88%          2.00%
=================================================================================================================================
Ratio of net investment income (loss) to
  average net assets                             (1.32)%(c)        (1.37)%        (1.44)%        (1.17)%     (1.38)%        (1.38)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(d)                          20%               47%            57%            75%         88%            62%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $195,898,730.
(d)  Not annualized for periods less than one year.

                                                                                    CLASS R
                                                              ---------------------------------------------------
                                                                                                    JUNE 3, 2002
                                                              SIX MONTHS                             (DATE SALES
                                                                ENDED            YEAR ENDED         COMMENCED) TO
                                                              APRIL 30,          OCTOBER 31,         OCTOBER 31,
                                                                 2004               2003                2002
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $20.63             $17.26              $ 19.82
-----------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.07)             (0.16)(a)            (0.07)(a)
-----------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   0.44               3.53                (2.49)
=================================================================================================================
    Total from investment operations                              0.37               3.37                (2.56)
=================================================================================================================
Net asset value, end of period                                  $21.00             $20.63              $ 17.26
_________________________________________________________________________________________________________________
=================================================================================================================
Total return(b)                                                   1.79%             19.52%              (12.92)%
_________________________________________________________________________________________________________________
=================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $5,251             $2,857              $   226
_________________________________________________________________________________________________________________
=================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                1.42%(c)           1.49%                1.53%(d)
-----------------------------------------------------------------------------------------------------------------
  Without fee waivers                                             1.43%(c)           1.50%                1.54%(d)
=================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.82)%(c)         (0.87)%              (1.01)%(d)
_________________________________________________________________________________________________________________
=================================================================================================================
Portfolio turnover rate(e)                                          20%                47%                  57%
_________________________________________________________________________________________________________________
=================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $4,434,334.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                                INSTITUTIONAL CLASS
                                                   ------------------------------------------------------------------------------
                                                   SIX MONTHS
                                                     ENDED                              YEAR ENDED OCTOBER 31,
                                                   APRIL 30,          -----------------------------------------------------------
                                                      2004              2003           2002        2001        2000        1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $  22.17          $  18.40       $  21.00    $  45.55    $  36.01    $  27.25
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                         (0.01)            (0.03)(a)      (0.06)       0.01       (0.09)      (0.01)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                     0.49              3.80          (2.54)     (17.14)      12.91        9.50
=================================================================================================================================
    Total from investment operations                    0.48              3.77          (2.60)     (17.13)      12.82        9.49
=================================================================================================================================
Less distributions from net realized gains                --                --             --       (7.42)      (3.28)      (0.73)
=================================================================================================================================
Net asset value, end of period                      $  22.65          $  22.17       $  18.40    $  21.00    $  45.55    $  36.01
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                         2.17%            20.49%        (12.38)%    (42.80)%     37.14%      35.46%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)            $155,094          $154,150       $122,746    $150,609    $288,097    $244,369
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                      0.71%(c)          0.75%          0.80%       0.65%       0.65%       0.64%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                   0.72%(c)          0.76%          0.81%       0.68%       0.68%       0.66%
=================================================================================================================================
Ratio of net investment income (loss) to average
  net assets                                           (0.11)%(c)        (0.13)%        (0.28)%      0.03%      (0.18)%     (0.04)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(d)                                20%               47%            57%         75%         88%         62%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $161,028,491.
(d)  Not annualized for periods less than one year.

NOTE 13--LEGAL PROCEEDINGS


Your Fund's investment advisor, A I M Advisors, Inc. ("AIM"), is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. ("IFG"), was formerly the investment advisor to the INVESCO Funds. AIM succeeded IFG as the investment advisor to the INVESCO Funds other than INVESCO Variable Investment Funds, Inc. ("IVIF") on November 25, 2003, and succeeded IFG as the investment advisor to IVIF on April 30, 2004.

  The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to a wide range of issues, including issues of "market timing" and "late trading." Both AIM and IFG are the subject of a number of such inquiries, as described below.

Regulatory Actions and Inquiries Concerning IFG

  On December 2, 2003 each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against IFG and Raymond R. Cunningham, in his capacity as the Chief Executive Officer of IFG. Mr. Cunningham also currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc. ("AIM Management"), the parent of AIM, and the position of Senior Vice President of AIM. As of April 23, 2004, Mr. Cunningham was granted a voluntary administrative leave of absence with pay. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings.

  The SEC complaint alleges that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

  The NYAG and Colorado complaints made substantially similar allegations. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief; civil monetary penalties; and other relief.

  In addition, IFG has received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and other related issues concerning the INVESCO Funds. These regulators include the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, the Office of the Secretary of State for West Virginia, the Colorado Securities Division and the Bureau of Securities of the State of New Jersey. IFG has also received more limited inquiries from the United States Department of Labor ("DOL"), the NASD, Inc. ("NASD"), the SEC and the United States Attorney's Office for the Southern District of New York concerning certain specific INVESCO Funds, entities and/or individuals. IFG is providing full cooperation with respect to these inquiries.

Regulatory Inquiries Concerning AIM

  AIM has also received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and other related issues concerning the AIM Funds. AIM has received requests for information and documents concerning these and related matters from the SEC, the Massachusetts Secretary of the Commonwealth, the Office of the State Auditor for the State of West Virginia and the Department of Banking for the State of Connecticut. In addition, AIM has received subpoenas concerning these and related matters from the NYAG, the United States Attorney's Office for the District of Massachusetts, the Commissioner of Securities for the State of Georgia, the Office of the Secretary of State for West Virginia and the Bureau of Securities of the State of New Jersey. AIM has also received more limited inquiries from the DOL, the NASD, the SEC and the United States Attorney's Office for the Southern District of New York concerning certain specific AIM Funds, entities and/or individuals. AIM is providing full cooperation with respect to these inquiries.

Response of AMVESCAP

  AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. In addition, AMVESCAP has retained separate outside counsel to undertake a comprehensive review of AIM's and IFG's policies, procedures and practices, with the objective that they rank among the most effective in the fund industry. At the direction of the trustees of the AIM and INVESCO Funds, AMVESCAP will pay all of the expenses incurred by the AIM and INVESCO Funds related to market timing, including expenses incurred in connection with the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM.

  For the period ended April 30, 2004, AMVESCAP has assumed $256,970 of expenses incurred by the Fund in connection with these matters, including legal, audit, shareholder servicing, communication and trustee expenses.

  There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, including but not limited to A I M Capital Management, Inc., AIM Funds Management Inc., INVESCO Global Asset Management (N.A.), Inc., INVESCO Institutional (N.A.), Inc. ("IINA") and INVESCO Senior Secured Management, Inc., from serving as an investment advisor to any investment company registered under the Investment Company Act of 1940 (a "registered investment company"), including the Fund. The Fund has been informed by AIM that, if AIM is so barred, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There can be no assurance that such exemptive relief will be granted. Any settlement with the regulators could also include terms which would bar Mr. Cunningham from serving as an officer or director of any registered investment company.

Private Actions Alleging Market Timing

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities and certain of their officers, including Mr. Cunningham) making allegations substantially similar to the allegations in the regulatory complaints against IFG described above. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violation of various provisions of the Federal and state securities laws;
(ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA"); (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees.

  IFG has removed certain of the state court proceedings to Federal District Court. The Judicial Panel on Multidistrict Litigation (the "Panel") has ruled that all actions pending in Federal court that allege market timing and/or late trading be transferred to the United States District Court for the District of Maryland for coordinated pre-trial proceedings. Some of the cases against IFG and the other AMVESCAP defendants have already been transferred to the District of Maryland in accordance with the Panel's directive. AIM and IFG anticipate that in time most or all of the actions pending against them and the other AMVESCAP defendants alleging market timing and/or late trading will be transferred to the multidistrict litigation.

Other Private Actions

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, IINA, A I M Distributors, Inc. ("AIM Distributors") and INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in both Federal and state courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees.

  Certain other civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG and AIM) alleging that certain AIM and INVESCO Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

  Additional lawsuits or regulatory actions arising out of the circumstances above and presenting similar allegations and requests for relief may be served or filed against the Fund, IFG, AIM, AIM Management, IINA, AIM Distributors, INVESCO Distributors, AMVESCAP and related entities and individuals in the future.

  As a result of the above developments, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the matters described above may have on the Fund or AIM.

OTHER INFORMATION

TRUSTEES AND OFFICERS

BOARD OF TRUSTEES                 OFFICERS                                      OFFICE OF THE FUND
                                                                                11 Greenway Plaza
Bob R. Baker                      Robert H. Graham                              Suite 100
Frank S. Bayley                   Chairman and President                        Houston, TX 77046-1173
James T. Bunch                    Mark H. Williamson                            INVESTMENT ADVISOR
Bruce L. Crockett                 Executive Vice President                      A I M Advisors, Inc.
Albert R. Dowden                  Kevin M. Carome                               11 Greenway Plaza
Edward K. Dunn Jr.                Senior Vice President, Secretary and          Suite 100
Jack M. Fields                     Chief Legal Officer                          Houston, TX 77046-1173
Carl Frischling                   Stuart W. Coco                                SUB-ADVISOR
Robert H. Graham                  Vice President                                A I M Capital Management, Inc.
Gerald J. Lewis                   Melville B. Cox                               11 Greenway Plaza
Prema Mathai-Davis                Vice President                                Suite 100
Lewis F. Pennock                  Sidney M. Dilgren                             Houston, TX 77046
Ruth H. Quigley                   Vice President and Treasurer                  TRANSFER AGENT
Louis S. Sklar                    Karen Dunn Kelley                             AIM Investment Services, Inc.
Larry Soll, Ph.D.                 Vice President                                P.O. Box 4739
Mark H. Williamson                Edgar M. Larsen                               Houston, TX 77210-4739
                                  Vice President                                CUSTODIAN
                                                                                State Street Bank and Trust Company
                                                                                225 Franklin Street
                                                                                Boston, MA 02110-2801
                                                                                COUNSEL TO THE FUND
                                                                                Ballard Spahr
                                                                                Andrews & Ingersoll, LLP
                                                                                1735 Market Street
                                                                                Philadelphia, PA 19103-7599
                                                                                COUNSEL TO THE TRUSTEES
                                                                                Kramer, Levin, Naftalis & Frankel LLP
                                                                                919 Third Avenue
                                                                                New York, NY 10022-3852
                                                                                DISTRIBUTOR
                                                                                A I M Distributors, Inc.
                                                                                11 Greenway Plaza
                                                                                Suite 100
                                                                                Houston, TX 77046-1173

             DOMESTIC EQUITY                        INTERNATIONAL/GLOBAL EQUITY                           FIXED INCOME

AIM Aggressive Growth Fund                   AIM Asia Pacific Growth Fund                  TAXABLE
AIM Balanced Fund*                           AIM Developing Markets Fund
AIM Basic Balanced Fund*                     AIM European Growth Fund                      AIM Floating Rate Fund
AIM Basic Value Fund                         AIM European Small Company Fund               AIM High Yield Fund
AIM Blue Chip Fund                           AIM Global Aggressive Growth Fund             AIM Income Fund
AIM Capital Development Fund                 AIM Global Equity Fund(4)                     AIM Intermediate Government Fund
AIM Charter Fund                             AIM Global Growth Fund                        AIM Limited Maturity Treasury Fund
AIM Constellation Fund                       AIM Global Value Fund                         AIM Money Market Fund
AIM Dent Demographic Trends Fund             AIM International Emerging Growth Fund        AIM Short Term Bond Fund
AIM Diversified Dividend Fund                AIM International Growth Fund                 AIM Total Return Bond Fund
AIM Emerging Growth Fund                     AIM Trimark Fund                              INVESCO U.S. Government Money Fund
AIM Large Cap Basic Value Fund               INVESCO International Core Equity Fund(5)
AIM Large Cap Growth Fund                                                                  TAX-FREE
AIM Libra Fund                                             SECTOR EQUITY
AIM Mid Cap Basic Value Fund                                                               AIM High Income Municipal Fund
AIM Mid Cap Core Equity Fund(1)              AIM Global Health Care Fund                   AIM Municipal Bond Fund
AIM Mid Cap Growth Fund                      AIM Real Estate Fund                          AIM Tax-Exempt Cash Fund
AIM Opportunities I Fund                     INVESCO Advantage Health Sciences Fund        AIM Tax-Free Intermediate Fund
AIM Opportunities II Fund                    INVESCO Energy Fund
AIM Opportunities III Fund                   INVESCO Financial Services Fund                   AIM ALLOCATION SOLUTIONS
AIM Premier Equity Fund                      INVESCO Gold & Precious Metals Fund
AIM Select Equity Fund                       INVESCO Health Sciences Fund                  AIM Aggressive Allocation Fund
AIM Small Cap Equity Fund(2)                 INVESCO Leisure Fund                          AIM Conservative Allocation Fund
AIM Small Cap Growth Fund(3)                 INVESCO Multi-Sector Fund                     AIM Moderate Allocation Fund
AIM Trimark Endeavor Fund                    INVESCO Technology Fund
AIM Trimark Small Companies Fund             INVESCO Utilities Fund
AIM Weingarten Fund
INVESCO Core Equity Fund
INVESCO Dynamics Fund
INVESCO Mid-Cap Growth Fund
INVESCO Small Company Growth Fund
INVESCO S&P 500 Index Fund
INVESCO Total Return Fund*

* Domestic equity and income fund

CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY. FOR THIS AND OTHER IMPORTANT INFORMATION ABOUT AIM AND INVESCO FUNDS, OBTAIN A PROSPECTUS FROM YOUR FINANCIAL ADVISOR OR AIMINVESTMENTS.COM AND READ IT THOROUGHLY BEFORE INVESTING.

(1) As of the close of business on February 27, 2004, AIM Mid Cap Core Equity Fund is available to new investors on a limited basis. For information on who may continue to invest in AIM Mid Cap Core Equity Fund, please contact your financial advisor. (2) AIM Small Cap Equity Fund was closed to most investors on December 19, 2003. For information on who may continue to invest in AIM Small Cap Equity Fund, please contact your financial advisor. (3) AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor. (4) Effective March 31, 2004, AIM Global Trends Fund was renamed AIM Global Equity Fund. (5) Effective November 24, 2003, INVESCO International Blue Chip Value Fund was renamed INVESCO International Core Equity Fund.

   If used after July 20, 2004, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $148 billion in assets for approximately 11 million shareholders, including individual investors, corporate clients and financial institutions. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $381 billion in assets under management. Data as of March 31, 2004.

                               AIMinvestments.com

                                                                       CST-SAR-1


                                     YOUR GOALS. OUR SOLUTIONS.--Registered Trademark--
---------------------------------------------------------------------------------------
Mutual   Retirement  Annuities  College  Separately   Offshore  Alternative  Cash              [AIM INVESTMENTS LOGO APPEARS HERE]
Funds    Products               Savings  Managed      Products  Investments  Management                    --Servicemark--
                                Plans    Accounts
---------------------------------------------------------------------------------------

                                                        AIM CORE STRATEGIES FUND
                              Semiannual Report to Shareholders o April 30, 2004

                                 [COVER IMAGE]





YOUR GOALS. OUR SOLUTIONS.                 [AIM INVESTMENTS LOGO APPEARS HERE]
 --Registered Trademark--                            --Servicemark--

SCHEDULE OF INVESTMENTS

April 30, 2004
(Unaudited)

                                                                           MARKET
                                                            SHARES          VALUE
------------------------------------------------------------------------------------

COMMON STOCKS--96.84%

AEROSPACE & DEFENSE--2.08%
General Dynamics Corp.                                           60          $ 5,617
------------------------------------------------------------------------------------
United Technologies Corp.                                       170           14,664
====================================================================================
                                                                              20,281
====================================================================================

APPAREL RETAIL--1.12%
Foot Locker, Inc.                                               150            3,600
------------------------------------------------------------------------------------
Gap, Inc. (The)                                                 230            5,062
------------------------------------------------------------------------------------
Limited Brands                                                  110            2,270
====================================================================================
                                                                              10,932
====================================================================================

APPAREL, ACCESSORIES & LUXURY GOODS--0.25%
Liz Claiborne, Inc.                                              70            2,457
====================================================================================

APPLICATION SOFTWARE--1.02%
Citrix Systems, Inc. (a)                                        170            3,238
------------------------------------------------------------------------------------
Intuit Inc. (a)                                                  70            2,973
------------------------------------------------------------------------------------
Reynolds & Reynolds Co. (The)-Class A                           130            3,713
====================================================================================
                                                                               9,924
====================================================================================

ASSET MANAGEMENT & CUSTODY BANKS--0.18%
SEI Investments Co.                                              60            1,771
====================================================================================

AUTO PARTS & EQUIPMENT--0.79%
Autoliv, Inc.                                                   180            7,655
====================================================================================

BIOTECHNOLOGY--0.98%
Amgen Inc. (a)                                                   80            4,502
------------------------------------------------------------------------------------
Invitrogen Corp. (a)                                             70            5,056
====================================================================================
                                                                               9,558
====================================================================================

BUILDING PRODUCTS--0.81%
Masco Corp.                                                     280            7,843
====================================================================================

CASINOS & GAMING--0.27%
International Game Technology                                    70            2,642
====================================================================================

                                                                            MARKET
                                                           SHARES           VALUE
------------------------------------------------------------------------------------

Cisco Systems, Inc. (a)                                       1,100           22,957
====================================================================================

COMPUTER & ELECTRONICS RETAIL--0.41%
Best Buy Co., Inc.                                               40         $  2,170
------------------------------------------------------------------------------------
RadioShack Corp.                                                 60            1,846
====================================================================================
                                                                               4,016
====================================================================================

COMPUTER HARDWARE--2.34%
Dell Inc. (a)                                                   560           19,438
------------------------------------------------------------------------------------
Hewlett-Packard Co.                                             170            3,349
====================================================================================
                                                                              22,787
====================================================================================

CONSUMER FINANCE--3.62%
American Express Co.                                            300           14,685
------------------------------------------------------------------------------------
Capital One Financial Corp.                                     110            7,208
------------------------------------------------------------------------------------
MBNA Corp.                                                      550           13,409
====================================================================================
                                                                              35,302
====================================================================================

DATA PROCESSING & OUTSOURCED SERVICES--2.23%
Affiliated Computer Services, Inc.-Class A (a)                  100            4,850
------------------------------------------------------------------------------------
Automatic Data Processing, Inc.                                  90            3,943
------------------------------------------------------------------------------------
First Data Corp.                                                180            8,170
------------------------------------------------------------------------------------
Paychex, Inc.                                                    50            1,864
------------------------------------------------------------------------------------
SunGard Data Systems Inc. (a)                                   110            2,868
====================================================================================
                                                                              21,695
====================================================================================

DEPARTMENT STORES--0.35%
Federated Department Stores, Inc.                                70            3,430
====================================================================================

DIVERSIFIED BANKS--6.41%
Bank of America Corp.                                           230           18,513
------------------------------------------------------------------------------------
Bank One Corp.                                                   90            4,443
------------------------------------------------------------------------------------
U.S. Bancorp                                                    530           13,589
------------------------------------------------------------------------------------
Wachovia Corp.                                                  320           14,640
------------------------------------------------------------------------------------
Wells Fargo & Co.                                               200           11,292
====================================================================================
                                                                              62,477
====================================================================================

DIVERSIFIED CAPITAL MARKETS--0.58%
J.P. Morgan Chase & Co.                                         150            5,640
====================================================================================

DIVERSIFIED CHEMICALS--0.66%
Engelhard Corp.                                                 220            6,389
====================================================================================


                                                                             MARKET
                                                           SHARES            VALUE
------------------------------------------------------------------------------------
DIVERSIFIED COMMERCIAL SERVICES--2.93%
Cendant Corp.                                                   470          $11,130
------------------------------------------------------------------------------------
Deluxe Corp.                                                    220            9,088
------------------------------------------------------------------------------------
Equifax Inc.                                                    200            4,902
------------------------------------------------------------------------------------
University of Phoenix Online (a)                                 40            3,482
====================================================================================
                                                                              28,602
====================================================================================

ELECTRIC UTILITIES--0.65%
Entergy Corp.                                                    50            2,730
------------------------------------------------------------------------------------
Exelon Corp.                                                     30            2,008
------------------------------------------------------------------------------------
Southern Co. (The)                                               55            1,582
====================================================================================
                                                                               6,320
====================================================================================

ELECTRONIC EQUIPMENT MANUFACTURERS--0.78%
Amphenol Corp.-Class A (a)                                      160            5,058
------------------------------------------------------------------------------------
Waters Corp. (a)                                                 60            2,589
====================================================================================
                                                                               7,647
====================================================================================

FOOD RETAIL--0.28%
SUPERVALU INC                                                    90            2,771
====================================================================================

FOOTWEAR--1.27%
NIKE, Inc.-Class B                                              110            7,914
------------------------------------------------------------------------------------
Reebok International Ltd.                                        70            2,547
------------------------------------------------------------------------------------
Timberland Co. (The)-Class A (a)                                 30            1,882
====================================================================================
                                                                              12,343
====================================================================================

HEALTH CARE DISTRIBUTORS--0.53%
Cardinal Health, Inc.                                            70            5,127
====================================================================================

HEALTH CARE EQUIPMENT--4.07%
Apogent Technologies Inc. (a)                                   210            6,808
------------------------------------------------------------------------------------
Bard (C.R.), Inc.                                                50            5,313
------------------------------------------------------------------------------------
Becton, Dickinson & Co.                                         100            5,055
------------------------------------------------------------------------------------
Guidant Corp.                                                    30            1,890
------------------------------------------------------------------------------------
St. Jude Medical, Inc. (a)                                       70            5,338
------------------------------------------------------------------------------------
Stryker Corp.                                                   130           12,861
------------------------------------------------------------------------------------
Zimmer Holdings, Inc. (a)                                        30            2,395
====================================================================================
                                                                              39,660
====================================================================================

HEALTH CARE SERVICES--0.80%
IMS Health Inc.                                                 310            7,827
====================================================================================

HEALTH CARE SUPPLIES--1.00%
Bausch & Lomb Inc.                                               90            5,655
------------------------------------------------------------------------------------
Fisher Scientific International Inc. (a)                         70            4,098
====================================================================================
                                                                               9,753
====================================================================================

HOME ENTERTAINMENT SOFTWARE--0.21%
Electronic Arts Inc. (a)                                         40         $  2,025
====================================================================================


                                                                             MARKET
                                                           SHARES            VALUE
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
HOME IMPROVEMENT RETAIL--2.07%
Home Depot, Inc. (The)                                          410           14,428
------------------------------------------------------------------------------------
Lowe's Cos., Inc.                                               110            5,727
====================================================================================
                                                                              20,155
====================================================================================

HOMEBUILDING--0.53%
M.D.C. Holdings, Inc.                                            33            2,039
------------------------------------------------------------------------------------
Toll Brothers, Inc.(a)                                           80            3,166
====================================================================================
                                                                               5,205
====================================================================================

HOUSEHOLD PRODUCTS--3.57%
Clorox Co. (The)                                                120            6,214
------------------------------------------------------------------------------------
Colgate-Palmolive Co.                                            50            2,894
------------------------------------------------------------------------------------
Kimberly-Clark Corp.                                            280           18,326
------------------------------------------------------------------------------------
Procter & Gamble Co. (The)                                       70            7,402
====================================================================================
                                                                              34,836
====================================================================================

HOUSEWARES & SPECIALTIES--0.99%
Blyth, Inc.                                                     180            5,852
------------------------------------------------------------------------------------
Fortune Brands, Inc.                                             50            3,812
====================================================================================
                                                                               9,664
====================================================================================

HYPERMARKETS & SUPER CENTERS--1.58%
Wal-Mart Stores, Inc.                                           270           15,390
====================================================================================

INDUSTRIAL CONGLOMERATES--3.76%
3M Co.                                                          150           12,972
------------------------------------------------------------------------------------
General Electric Co.                                            670           20,066
------------------------------------------------------------------------------------
Tyco International Ltd. (Bermuda)                               130            3,568
====================================================================================
                                                                              36,606
====================================================================================

INDUSTRIAL MACHINERY--0.65%

Graco Inc.                                                      225            6,345
====================================================================================

INTEGRATED OIL & GAS--2.52%
ChevronTexaco Corp.                                              50            4,575
------------------------------------------------------------------------------------
Exxon Mobil Corp.                                               470           19,998
====================================================================================
                                                                              24,573
====================================================================================

INTEGRATED TELECOMMUNICATION SERVICES--1.62%
SBC Communications Inc.                                         330            8,217
------------------------------------------------------------------------------------
Verizon Communications Inc.                                     200            7,548
====================================================================================
                                                                              15,765
====================================================================================

INVESTMENT BANKING & BROKERAGE--1.56%
Bear Stearns Cos. Inc. (The)                                     40            3,206
------------------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                                        50            2,712
------------------------------------------------------------------------------------
Morgan Stanley                                                  180            9,250
====================================================================================
                                                                              15,168
====================================================================================


                                                                             MARKET
                                                           SHARES            VALUE
------------------------------------------------------------------------------------
IT CONSULTING & OTHER SERVICES--0.45%
Acxiom Corp.                                                    190          $ 4,397
====================================================================================

LIFE & HEALTH INSURANCE--0.45%
Prudential Financial, Inc.                                      100            4,394
====================================================================================

MANAGED HEALTH CARE--3.61%
Anthem, Inc. (a)                                                140           12,401
------------------------------------------------------------------------------------
UnitedHealth Group Inc.                                         220           13,526
------------------------------------------------------------------------------------
WellChoice Inc. (a)                                              60            2,544
------------------------------------------------------------------------------------
WellPoint Health Networks Inc. (a)                               60            6,701
====================================================================================
                                                                              35,172
====================================================================================

MULTI-LINE INSURANCE--1.76%
American International Group, Inc.                              240           17,196
====================================================================================

OIL & GAS EXPLORATION & PRODUCTION--0.89%
Anadarko Petroleum Corp.                                         50            2,679
------------------------------------------------------------------------------------
Burlington Resources Inc.                                        40            2,691
------------------------------------------------------------------------------------
XTO Energy, Inc.                                                125            3,338
====================================================================================
                                                                               8,708
====================================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES--3.01%
Citigroup Inc.                                                  610           29,335
====================================================================================

PERSONAL PRODUCTS--0.86%
Avon Products, Inc.                                             100            8,400
====================================================================================

PHARMACEUTICALS--5.85%
Abbott Laboratories (a)                                         140            6,163
------------------------------------------------------------------------------------
Bristol-Myers Squibb Co.                                         70            1,757
------------------------------------------------------------------------------------
Endo Pharmaceuticals Holdings Inc. (a)                           90            2,148
------------------------------------------------------------------------------------
Johnson & Johnson                                               280           15,128
------------------------------------------------------------------------------------
King Pharmaceuticals, Inc. (a)                                  120            2,070
------------------------------------------------------------------------------------
Merck & Co. Inc.                                                160            7,520
------------------------------------------------------------------------------------
Mylan Laboratories Inc.                                          80            1,833
------------------------------------------------------------------------------------
Pfizer Inc.                                                     570           20,383
====================================================================================
                                                                              57,002
====================================================================================

PROPERTY & CASUALTY INSURANCE--0.87%
Bristol West Holdings Inc. (a)                                  200            4,100
------------------------------------------------------------------------------------
Progressive Corp. (The)                                          50            4,376
====================================================================================
                                                                               8,476
====================================================================================

PUBLISHING--0.57%
McGraw-Hill Cos., Inc. (The)                                     70            5,520
====================================================================================


                                                                             MARKET
                                                           SHARES            VALUE
------------------------------------------------------------------------------------
REGIONAL BANKS--1.53%
National City Corp.                                             280          $ 9,708
------------------------------------------------------------------------------------
PNC Financial Services Group                                     60            3,186
------------------------------------------------------------------------------------
SunTrust Banks, Inc.                                             30            2,042
====================================================================================
                                                                              14,936
====================================================================================

RESTAURANTS--1.69%
CBRL Group, Inc.                                                 50            1,878
------------------------------------------------------------------------------------
McDonald's Corp.                                                250            6,808
------------------------------------------------------------------------------------
Yum! Brands, Inc. (a)                                           200            7,758
====================================================================================
                                                                              16,444
====================================================================================

SEMICONDUCTORS--2.40%
Intel Corp.                                                     910           23,414
====================================================================================

================================================================================

SOFT DRINKS--3.25%
Coca-Cola Co. (The)                                             260           13,148
------------------------------------------------------------------------------------
PepsiCo, Inc.                                                   340           18,527
====================================================================================
                                                                              31,675
====================================================================================

================================================================================

SPECIALTY CHEMICALS--0.65%
International Flavors & Fragrances Inc.                          50            1,813
------------------------------------------------------------------------------------
Sigma-Aldrich Corp.                                              80            4,531
====================================================================================
                                                                               6,344
====================================================================================

SPECIALTY STORES--0.57%
------------------------------------------------------------------------------------
Claire's Stores, Inc.                                           100            2,038
------------------------------------------------------------------------------------
Rent-A-Center, Inc. (a)                                          60            1,756
------------------------------------------------------------------------------------
Staples, Inc.                                                    70            1,803
====================================================================================
                                                                               5,597
====================================================================================

SYSTEMS SOFTWARE--6.15%
Adobe Systems Inc.                                              100            4,134
------------------------------------------------------------------------------------
BMC Software, Inc. (a)                                          150            2,595
------------------------------------------------------------------------------------
Microsoft Corp.                                               1,180           30,645
------------------------------------------------------------------------------------
Oracle Corp. (a)                                              1,410           15,820
------------------------------------------------------------------------------------
Symantec Corp. (a)                                              150            6,758
====================================================================================
                                                                              59,952
====================================================================================

THRIFTS & MORTGAGE FINANCE--2.79%
Countrywide Financial Corp.                                      99            5,871
------------------------------------------------------------------------------------
Fannie Mae                                                       95            6,528
------------------------------------------------------------------------------------
IndyMac Bancorp, Inc.                                            80            2,573
------------------------------------------------------------------------------------
Washington Mutual, Inc.                                         310           12,211
====================================================================================
                                                                              27,183
====================================================================================

TOBACCO--1.14%
Altria Group, Inc.                                              200           11,076
====================================================================================


                                                                             MARKET
                                                           SHARES            VALUE
------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES--0.52%
AT&T Wireless Services Inc. (a)                                 370         $  5,110
====================================================================================
     Total Common Stocks (Cost $874,196)                                     943,869
____________________________________________________________________________________
====================================================================================
TOTAL INVESTMENTS--96.84% (Cost $874,196)                                   943,869
____________________________________________________________________________________
====================================================================================
OTHER ASSETS LESS LIABILITIES--3.16%                                          30,783
____________________________________________________________________________________
====================================================================================
NET ASSETS--100.00%                                                         $974,652
____________________________________________________________________________________
====================================================================================

Notes to Schedule of Investments:

(a) Non-income producing security.


See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2004
(Unaudited)

ASSETS:

Investments, at market value (cost
   $874,196)                                                             $   943,869
------------------------------------------------------------------------------------
Cash                                                                          29,753
------------------------------------------------------------------------------------
Receivables for:
   Dividends                                                                   1,048
------------------------------------------------------------------------------------
   Amount due from advisor                                                    18,671
------------------------------------------------------------------------------------
Investment for deferred compensation and
   retirement plans                                                            6,232
------------------------------------------------------------------------------------
Other assets                                                                     154
====================================================================================
     Total assets                                                            999,727
____________________________________________________________________________________
====================================================================================

LIABILITIES:

Payable for deferred compensation and retirement plans                         6,232
------------------------------------------------------------------------------------
Accrued trustees' fees                                                           906
------------------------------------------------------------------------------------
Accrued transfer agent fees                                                       23
------------------------------------------------------------------------------------
Accrued operating expenses                                                    17,914
====================================================================================
     Total liabilities                                                        25,075
====================================================================================
Net assets applicable to shares outstanding                              $   974,652
____________________________________________________________________________________
====================================================================================

NET ASSETS CONSIST OF:

   Shares of beneficial interest                                         $ 1,000,188
------------------------------------------------------------------------------------
   Undistributed net investment income (loss)                                 (7,127)
------------------------------------------------------------------------------------
   Undistributed net realized gain (loss) from investment
      securities                                                             (88,082)
------------------------------------------------------------------------------------
   Unrealized appreciation of investment
      securities                                                              69,673
====================================================================================
                                                                         $   974,652
____________________________________________________________________________________
====================================================================================

NET ASSETS:

Class A                                                                  $   389,860
____________________________________________________________________________________
====================================================================================
Class B                                                                  $   292,396
____________________________________________________________________________________
====================================================================================
Class C                                                                  $   292,396
____________________________________________________________________________________
====================================================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE,
   UNLIMITED NUMBER OF SHARES AUTHORIZED:

Class A                                                                       40,781
____________________________________________________________________________________
====================================================================================
Class B                                                                       30,585
____________________________________________________________________________________
====================================================================================
Class C                                                                       30,585
____________________________________________________________________________________
====================================================================================
Class A :
   Net asset value per share                                             $      9.56
------------------------------------------------------------------------------------
   Offering price per share:
     (Net asset value of $9.56 divided by 94.50%)                        $     10.12
____________________________________________________________________________________
====================================================================================
Class B :
   Net asset value and offering price per share                          $      9.56
____________________________________________________________________________________
====================================================================================
Class C :
   Net asset value and offering price per share                          $      9.56
____________________________________________________________________________________
====================================================================================


See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the six months ended April 30, 2004
(Unaudited)


INVESTMENT INCOME:

Dividends                                                                   $  7,163
====================================================================================

EXPENSES:

Advisory fees                                                                  3,617
------------------------------------------------------------------------------------
Administrative services fees                                                  24,864
------------------------------------------------------------------------------------
Custodian fees                                                                 2,177
------------------------------------------------------------------------------------
Distribution fees:
     Class A                                                                     675
------------------------------------------------------------------------------------
     Class B                                                                   1,447
------------------------------------------------------------------------------------
     Class C                                                                   1,447
------------------------------------------------------------------------------------
Transfer agent fees                                                               80
------------------------------------------------------------------------------------
Trustees' fees                                                                 6,026
------------------------------------------------------------------------------------
Reports to shareholders                                                        4,851
------------------------------------------------------------------------------------
Professional fees                                                             13,585
------------------------------------------------------------------------------------
Other                                                                            107
====================================================================================
     Total expenses                                                           58,876
====================================================================================
Less: Fees waived, expenses reimbursed and expense offset arrangements       (50,431)
====================================================================================
     Net expenses                                                              8,445
====================================================================================
Net investment income (loss)                                                  (1,282)
====================================================================================

REALIZED AND UNREALIZED GAIN FROM INVESTMENT SECURITIES:

Net realized gain from investment securities                                  23,443
------------------------------------------------------------------------------------
Change in net unrealized appreciation of investment securities                26,128
====================================================================================
Net gain from investment securities                                           49,571
====================================================================================
Net increase in net assets resulting from operations                        $ 48,289
____________________________________________________________________________________
====================================================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended April 30, 2004 and the year ended October 31, 2003 (Unaudited)

                                                                                      APRIL 30,          OCTOBER 31,
                                                                                       2004                  2003
-------------------------------------------------------------------------------------------------------------------
OPERATIONS:

   Net investment income (loss)                                                      $ (1,282)            $  (2,307)
-------------------------------------------------------------------------------------------------------------------
   Net realized gain (loss) from investment securities and option contracts            23,443               (11,051)
-------------------------------------------------------------------------------------------------------------------
   Change in net unrealized appreciation of investment securities and option
     contracts                                                                         26,128               140,495
===================================================================================================================
     Net increase in net assets resulting from operations                              48,289               127,137
===================================================================================================================
Distributions to shareholders from net investment income:
   Class A                                                                               (529)               (5,600)
-------------------------------------------------------------------------------------------------------------------
   Class B                                                                               (397)               (4,200)
-------------------------------------------------------------------------------------------------------------------
   Class C                                                                               (397)               (4,200)
===================================================================================================================
   Decrease in net assets resulting from distributions                                 (1,323)              (14,000)
===================================================================================================================
Share transactions-net:
   Class A                                                                                529                 5,600
-------------------------------------------------------------------------------------------------------------------
   Class B                                                                                397                 4,200
-------------------------------------------------------------------------------------------------------------------
   Class C                                                                                397                 4,200
===================================================================================================================
     Net increase in net assets resulting from share transactions                       1,323                14,000
===================================================================================================================
     Net increase in net assets                                                        48,289               127,137
===================================================================================================================
NET ASSETS:

   Beginning of period                                                                926,363               799,226
===================================================================================================================
   End of period (including undistributed net investment income (loss) of
     $(7,127)and $(4,522) for 2004 and 2003, respectively)                           $974,652             $926,3633
___________________________________________________________________________________________________________________
===================================================================================================================


See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

April 30, 2004
(Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Core Strategies Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of fifteen separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently consists of multiple classes of shares. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund is currently not open to new investors.

    The Fund's investment objective is to provide long-term growth of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, the Fund's officers, trustees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.


A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE"). Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last price as of the close of the customary trading session on the exchange where the security is principally traded.

    Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the first $1 billion of the Fund's average daily net assets, plus 0.70% of the next $1 billion of the Fund's average daily net assets, plus 0.625% of the Fund's average daily net assets in excess of $2 billion. The Fund's advisor has voluntarily agreed to waive advisory fees or reimburse expenses of Class A, Class B and Class C shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) to 1.75%. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the 1.75% cap: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), as defined in the Financial Accounting Standard's Board's Generally Accepted Accounting Principles or as approved by the Fund's board of trustees;
(v) expenses related to a merger or reorganization, as approved by the Fund's board of trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. Voluntary fee waivers or reimbursements may be modified or discontinued at any time without further notice to investors. During periods of fee waivers or reimbursements to the extent the annualized expense ratio does not exceed the limit for the period committed, AIM will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. For the six months ended April 30, 2004, AIM waived fees of $3,617 and reimbursed expenses of $43,111.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2004, AIM was paid $24,864 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI"), formerly known as A I M Fund Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. During the six months ended April 30, 2004, AISI retained $37 for such services.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B or Class C shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total amount of sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. AIM Distributors has voluntarily agreed to waive all fees during the time the shares are not available for sale. Waivers may be modified or discontinued at any time. For the six months ended April 30, 2004, AIM Distributors waived all plan fees of $675, $1,447 and $1,447 for Class A, Class B and Class C shares, respectively.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--EXPENSE OFFSET ARRANGEMENTS

Indirect expenses under expense offset arrangements are comprised of transfer agency credits resulting from balances in Demand Deposit Accounts (DDA) used by the transfer agency for clearing shareholder transactions and custodian credits resulting from periodic overnight cash balances at the custodian. For the six months ended April 30, 2004, the Fund received reductions in transfer agency fees from AISI (an affiliate of AIM) of $6 and reductions in custodian fees of $128 under expense offset arrangements, which resulted in a reduction of the Fund's total expenses of $134.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds and INVESCO Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the six months ended April 30, 2004, the Fund paid legal fees of $1,297 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 5--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the six months ended April 30, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 6--TAX INFORMATION

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be updated at the Fund's fiscal year-end.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to use capital loss carryforward may be limited under the Internal Revenue Code and related regulations.

     The Fund has a capital loss carryforward for tax purposes as of October 31, 2003 which expires as follows:

                                                 CAPITAL
EXPIRATION                                 LOSS CARRYFORWARD*
-------------------------------------------------------------
October 31, 2010                                     $100,474
October 31, 2011                                       11,051
-------------------------------------------------------------
Total capital loss carryforward                      $111,525
=============================================================

*Any capital loss carryforward listed is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 7--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the six months ended April 30, 2004 was $286,965 and $298,625, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities            $105,892
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities           (36,219)
===============================================================================
Net unrealized appreciation of investment securities                  $ 69,673
_______________________________________________________________________________
===============================================================================
Investments have the same costs for tax and financial statement purposes


NOTE 8--SHARE INFORMATION

The Fund currently consists of three different classes of shares that are not currently available for sale: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Under some circumstances, Class A shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                            CHANGES IN SHARES OUTSTANDING
-----------------------------------------------------------------------------------
                                            SIX MONTHS ENDED         YEAR ENDED
                                             APRIL 30, 2004       OCTOBER 31, 2003
                                            ----------------      -----------------
                                            SHARES   AMOUNT       SHARES    AMOUNT
-----------------------------------------------------------------------------------
Issued as reinvestment of dividends:
 Class A*                                     58     $  529         722     $ 5,600
-----------------------------------------------------------------------------------
 Class B*                                     43        397         541       4,200
-----------------------------------------------------------------------------------
 Class C*                                     43        397         541       4,200
===================================================================================
                                             144     $1,323       1,804     $14,000
___________________________________________________________________________________
===================================================================================

* Currently, the Fund is not open to investors. All shares are owned by AIM.

NOTE 9--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the period indicated.

                                                                                          CLASS A
                                                                    ---------------------------------------------------
                                                                                                      DECEMBER 31, 2001
                                                                    SIX MONTHS                         (DATE OPERATIONS
                                                                       ENDED          YEAR ENDED        COMMENCED) TO
                                                                     APRIL 30,        OCTOBER 31,        OCTOBER 31,
                                                                       2004              2003               2002
                                                                    ---------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                    $ 9.10             $ 7.99               $ 10.00
-----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                           (0.01)             (0.02)                (0.03)
-----------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)         0.48               1.27                 (1.98)
=======================================================================================================================
    Total from investment operations                                      0.47               1.25                 (2.01)
=======================================================================================================================
Less dividends from net investment income                                (0.01)             (0.14)                   --
=======================================================================================================================
Net asset value, end of period                                          $ 9.56             $ 9.10               $  7.99
_______________________________________________________________________________________________________________________
=======================================================================================================================
Total return (a)                                                          5.20%             15.95%               (20.10)%
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                                $  390             $  371               $  320
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and expense reimbursements                             1.78%(b)           1.78%                 1.82%(c)
-----------------------------------------------------------------------------------------------------------------------
  Without fee waivers and expense reimbursements                         11.82%(b)          11.94%                13.71%(c)
=======================================================================================================================
Ratio of net investment income (loss) to average net assets              (0.26)%(b)         (0.28)%               (0.45)%(c)
_______________________________________________________________________________________________________________________
=======================================================================================================================
Portfolio turnover rate (d)                                                 31%                81%                   42%
_______________________________________________________________________________________________________________________
=======================================================================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based on those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(b) Ratios are annualized and based on average daily net assets of $387,969.
(c)  Annualized.
(d)  Not annualized for periods less than one year.

                                                                                          CLASS B
                                                                    --------------------------------------------------
                                                                                                     DECEMBER 31, 2001
                                                                    SIX MONTHS                        (DATE OPERATIONS
                                                                       ENDED         YEAR ENDED        COMMENCED) TO
                                                                     APRIL 30,       OCTOBER 31,        OCTOBER 31,
                                                                       2004             2003               2002
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                    $ 9.10            $ 7.99               $ 10.00
----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                           (0.01)            (0.02)                (0.03)
----------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)         0.48              1.27                 (1.98)
======================================================================================================================
     Total from investment operations                                     0.47              1.25                 (2.01)
======================================================================================================================
Less dividends from net investment income                                (0.01)            (0.14)                   --
==============================================================================================================
Net asset value, end of period                                          $ 9.56            $ 9.10               $  7.99
______________________________________________________________________________________________________________________
======================================================================================================================
Total return (a)                                                          5.20%            15.95%               (20.10)%
______________________________________________________________________________________________________________________
======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                                $  292            $  278               $   240
______________________________________________________________________________________________________________________
======================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and expense reimbursements                             1.78%(b)          1.78%                 1.82%(c)
----------------------------------------------------------------------------------------------------------------------
  Without fee waivers and expense reimbursements                         12.47%(b)         12.59%                14.36%(c)
======================================================================================================================
Ratio of net investment income (loss) to average net assets              (0.26)%(b)        (0.28)%               (0.45)%(c)
______________________________________________________________________________________________________________________
======================================================================================================================
Portfolio turnover rate (d)                                                 31%               81%                   42%
______________________________________________________________________________________________________________________
======================================================================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based on those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(b) Ratios are annualized and based on average daily net assets of $290,979.
(c) Annualized.
(d) Not annualized for periods less than one year.

                                                                                        CLASS C
                                                                    --------------------------------------------------
                                                                                                     DECEMBER 31, 2001
                                                                    SIX MONTHS                        (DATE OPERATIONS
                                                                       ENDED         YEAR ENDED        COMMENCED) TO
                                                                     APRIL 30,       OCTOBER 31,        OCTOBER 31,
                                                                       2004             2003               2002
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                    $ 9.10            $ 7.99               $ 10.00
----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                           (0.01)            (0.02)                (0.03)
----------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)         0.48              1.27                 (1.98)
======================================================================================================================
     Total from investment operations                                     0.47              1.25                 (2.01)
======================================================================================================================
Less dividends from net investment income                                (0.01)            (0.14)                   --
==============================================================================================================
Net asset value, end of period                                          $ 9.56            $ 9.10               $  7.99
______________________________________________________________________________________________________________________
======================================================================================================================
Total return (a)                                                          5.20%            15.95%               (20.10)%
______________________________________________________________________________________________________________________
======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                                $  292            $  278               $   240
______________________________________________________________________________________________________________________
======================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and expense reimbursements                             1.78%(b)          1.78%                 1.82%(c)
----------------------------------------------------------------------------------------------------------------------
  Without fee waivers and expense reimbursements                         12.47%(b)         12.59%                14.36%(c)
======================================================================================================================
Ratio of net investment income (loss) to average net assets              (0.26)%(b)        (0.28)%               (0.45)%(c)
______________________________________________________________________________________________________________________
======================================================================================================================
Portfolio turnover rate (d)                                                 31%               81%                   42%
______________________________________________________________________________________________________________________
======================================================================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based on those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(b) Ratios are annualized and based on average daily net assets of $290,979.
(c) Annualized.
(d) Not annualized for periods less than one year.

NOTE 10--LEGAL PROCEEDINGS

Your Fund's investment advisor, A I M Advisors, Inc. ("AIM"), is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. ("IFG"), was formerly the investment advisor to the INVESCO Funds. AIM succeeded IFG as the investment advisor to the INVESCO Funds other than INVESCO Variable Investment Funds, Inc. ("IVIF") on November 25, 2003, and succeeded IFG as the investment advisor to IVIF on April 30, 2004.

  The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to a wide range of issues, including issues of "market timing" and "late trading." Both AIM and IFG are the subject of a number of such inquiries, as described below.

Regulatory Actions and Inquiries Concerning IFG

On December 2, 2003 each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against IFG and Raymond R. Cunningham, in his capacity as the Chief Executive Officer of IFG. Mr. Cunningham also currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc. ("AIM Management"), the parent of AIM, and the position of Senior Vice President of AIM. As of April 23, 2004, Mr. Cunningham was granted a voluntary administrative leave of absence with pay. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings.

  The SEC complaint alleges that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

  The NYAG and Colorado complaints made substantially similar allegations. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief; civil monetary penalties; and other relief.

  In addition, IFG has received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and other related issues concerning the INVESCO Funds. These regulators include the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, the Office of the Secretary of State for West Virginia, the Colorado Securities Division and the Bureau of Securities of the State of New Jersey. IFG has also received more limited inquiries from the United States Department of Labor ("DOL"), the NASD, Inc. ("NASD"), the SEC and the United States Attorney's Office for the Southern District of New York concerning certain specific INVESCO Funds, entities and/or individuals. IFG is providing full cooperation with respect to these inquiries.

Regulatory Inquiries Concerning AIM

AIM has also received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and other related issues concerning the AIM Funds. AIM has received requests for information and documents concerning these and related matters from the SEC, the Massachusetts Secretary of the Commonwealth, the Office of the State Auditor for the State of West Virginia and the Department of Banking for the State of Connecticut. In addition, AIM has received subpoenas concerning these and related matters from the NYAG, the United States Attorney's Office for the District of Massachusetts, the Commissioner of Securities for the State of Georgia, the Office of the Secretary of State for West Virginia and the Bureau of Securities of the State of New Jersey. AIM has also received more limited inquiries from the DOL, the NASD, the SEC and the United States Attorney's Office for the Southern District of New York concerning certain specific AIM Funds, entities and/or individuals. AIM is providing full cooperation with respect to these inquiries.

Response of AMVESCAP

AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. In addition, AMVESCAP has retained separate outside counsel to undertake a comprehensive review of AIM's and IFG's policies, procedures and practices, with the objective that they rank among the most effective in the fund industry. At the direction of the trustees of the AIM and INVESCO Funds, AMVESCAP will pay all of the expenses incurred by the AIM and INVESCO Funds related to market timing, including expenses incurred in connection with the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM.

  For the period ended April 30, 2004, AMVESCAP has assumed $11,262 of expenses incurred by the Fund in connection with these matters, including legal, audit, shareholder servicing, communication and trustee expenses.

  There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, including but not limited to A I M Capital Management, Inc., AIM Funds Management Inc., INVESCO Global Asset Management (N.A.), Inc., INVESCO Institutional (N.A.), Inc. ("IINA") and INVESCO Senior Secured Management, Inc., from serving as an investment advisor to any investment company registered under the Investment Company Act of 1940 (a "registered investment company"), including the Fund. The Fund has been informed by AIM that, if AIM is so barred, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There can be no assurance that such exemptive relief will be granted. Any settlement with the regulators could also include terms which would bar Mr. Cunningham from serving as an officer or director of any registered investment company.

Private Actions Alleging Market Timing

Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities and certain of their officers, including Mr. Cunningham) making allegations substantially similar to the allegations in the regulatory complaints against IFG described above. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violation of various provisions of the Federal and state securities laws;
(ii) violation of
various provisions of the Employee Retirement Income Security Act ("ERISA");
(iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees.

IFG has removed certain of the state court proceedings to Federal District Court. The Judicial Panel on Multidistrict Litigation (the "Panel") has ruled that all actions pending in Federal court that allege market timing and/or late trading be transferred to the United States District Court for the District of Maryland for coordinated pre-trial proceedings. Some of the cases against IFG and the other AMVESCAP defendants have already been transferred to the District of Maryland in accordance with the Panel's directive. AIM and IFG anticipate that in time most or all of the actions pending against them and the other AMVESCAP defendants alleging market timing and/or late trading will be transferred to the multidistrict litigation.

Other Private Actions

Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, IINA, A I M Distributors, Inc. ("AIM Distributors") and INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in both Federal and state courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees.

  Certain other civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG and AIM) alleging that certain AIM and INVESCO Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

  Additional lawsuits or regulatory actions arising out of the circumstances above and presenting similar allegations and requests for relief may be served or filed against the Fund, IFG, AIM, AIM Management, IINA, AIM Distributors, INVESCO Distributors, AMVESCAP and related entities and individuals in the future.

  As a result of the above developments, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the matters described above may have on the Fund or AIM.

      DOMESTIC EQUITY                               INTERNATIONAL/GLOBAL EQUITY                       FIXED INCOME

AIM Aggressive Growth Fund                   AIM Asia Pacific Growth Fund                   TAXABLE
AIM Balanced Fund*                           AIM Developing Markets Fund
AIM Basic Balanced Fund*                     AIM European Growth Fund                       AIM Floating Rate Fund
AIM Basic Value Fund                         AIM European Small Company Fund                AIM High Yield Fund
AIM Blue Chip Fund                           AIM Global Aggressive Growth Fund              AIM Income Fund
AIM Capital Development Fund                 AIM Global Equity Fund(4)                      AIM Intermediate Government Fund
AIM Charter Fund                             AIM Global Growth Fund                         AIM Limited Maturity Treasury Fund
AIM Constellation Fund                       AIM Global Value Fund                          AIM Money Market Fund
AIM Dent Demographic Trends Fund             AIM International Emerging Growth Fund         AIM Short Term Bond Fund
AIM Diversified Dividend Fund                AIM International Growth Fund                  AIM Total Return Bond Fund
AIM Emerging Growth Fund                     AIM Trimark Fund                               INVESCO U.S. Government Money Fund
AIM Large Cap Basic Value Fund               INVESCO International Core Equity Fund(5)
AIM Large Cap Growth Fund                                                                   TAX-FREE
AIM Libra Fund                                            SECTOR EQUITY
AIM Mid Cap Basic Value Fund                                                                AIM High Income Municipal Fund
AIM Mid Cap Core Equity Fund(1)              AIM Global Health Care Fund                    AIM Municipal Bond Fund
AIM Mid Cap Growth Fund                      AIM Real Estate Fund                           AIM Tax-Exempt Cash Fund
AIM Opportunities I Fund                     INVESCO Advantage Health Sciences Fund         AIM Tax-Free Intermediate Fund
AIM Opportunities II Fund                    INVESCO Energy Fund
AIM Opportunities III Fund                   INVESCO Financial Services Fund                AIM ALLOCATION SOLUTIONS
AIM Premier Equity Fund                      INVESCO Gold & Precious Metals Fund
AIM Select Equity Fund                       INVESCO Health Sciences Fund                   AIM Aggressive Allocation Fund
AIM Small Cap Equity Fund(2)                 INVESCO Leisure Fund                           AIM Conservative Allocation Fund
AIM Small Cap Growth Fund(3)                 INVESCO Multi-Sector Fund                      AIM Moderate Allocation Fund
AIM Trimark Endeavor Fund                    INVESCO Technology Fund
AIM Trimark Small Companies Fund             INVESCO Utilities Fund
AIM Weingarten Fund
INVESCO Core Equity Fund                     CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY. FOR THIS
INVESCO Dynamics Fund                        AND OTHER IMPORTANT INFORMATION ABOUT AIM AND INVESCO FUNDS, OBTAIN A PROSPECTUS FROM
INVESCO Mid-Cap Growth Fund                  YOUR FINANCIAL ADVISOR OR AIMINVESTMENTS.COM AND READ IT THOROUGHLY BEFORE INVESTING.
INVESCO Small Company Growth Fund
INVESCO S&P 500 Index Fund
INVESCO Total Return Fund*

* Domestic equity and income fund

(1) As of the close of business on February 27, 2004, AIM Mid Cap Core Equity Fund is available to new investors on a limited basis. For information on who may continue to invest in AIM Mid Cap Core Equity Fund, please contact your financial advisor. (2) AIM Small Cap Equity Fund was closed to most investors on December 19, 2003. For information on who may continue to invest in AIM Small Cap Equity Fund, please contact your financial advisor. (3) AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor. (4) Effective March 31, 2004, AIM Global Trends Fund was renamed AIM Global Equity Fund. (5) Effective November 24, 2003, INVESCO International Blue Chip Value Fund was renamed INVESCO International Core Equity Fund.

    If used after July 20, 2004, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $148 billion in assets for approximately 11 million shareholders, including individual investors, corporate clients and financial institutions. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $381 billion in assets under management. Data as of March 31, 2004.

                               AIMinvestments.com                     CSTR-SAR-1

                                           YOUR GOALS. OUR SOLUTIONS.--Registered Trademark--
----------------------------------------------------------------------------------------------
Mutual   Retirement   Annuities   College   Separately   Offshore   Alternative   Cash           [AIM INVESTMENTS LOGO APPEARS HERE]
Funds    Products                 Savings   Managed      Products   Investments   Management               --Servicemark--
                                  Plans     Accounts
----------------------------------------------------------------------------------------------

                                                AIM DENT DEMOGRAPHIC TRENDS FUND
                              Semiannual Report to Shareholders o April 30, 2004

                                 [COVER IMAGE]


YOUR GOALS. OUR SOLUTIONS.                  [AIM INVESTMENTS LOGO APPEARS HERE]
 --Registered Trademark--                             --Servicemark--

==================================================================================================================================
AIM DENT DEMOGRAPHIC TRENDS FUND SEEKS TO PROVIDE LONG-TERM GROWTH OF CAPITAL.
==================================================================================================================================

o Unless otherwise stated, information presented is as of 4/30/04 and is based on total net assets.

ABOUT SHARE CLASSES                          o The unmanaged MSCI World Index is a        o Industry classifications used in this
o Effective 9/30/03, Class B shares are      group of global securities tracked by        report are generally according to the
not available as an investment for           Morgan Stanley Capital International.        Global Industry Classification Standard,
retirement plans maintained pursuant to                                                   which was developed by and is the
Section 401 of the Internal Revenue          o The unmanaged Russell 3000--Registered     exclusive property and a service mark of
Code, including 401(k) plans, money          Trademark-- Growth Index is a subset         Morgan Stanley Capital International
purchase pension plans and profit            of the Russell 3000--Registered              Inc. and Standard & Poor's.
sharing plans. Plans that have existing      Trademark-- Index, an index of
accounts invested in Class B shares will     common stocks that measures                  A description of the policies and
continue to be allowed to make               performance of the largest 3,000             procedures that the fund uses to
additional purchases.                        U.S. companies based on market               determine how to vote proxies relating
                                             capitalization; the Growth subset            to portfolio securities is available
PRINCIPAL RISKS OF INVESTING IN THE FUND     measures the performance of Russell 3000     without charge, upon request, by calling
o Harry S. Dent's stock market scenario      companies with higher price/book ratios      800-959-4246, or on the AIM Web site,
for the coming decade, based on              and higher forecasted growth values.         AIMinvestments.com.
historical data, represents his opinion.
Unforeseen events such as rising             o The unmanaged Standard & Poor's            EFFECTIVE JULY 1, 2004, THE BOARD OF
inflation, declining productivity,           Composite Index of 500 Stocks (the S&P       TRUSTEES OF AIM EQUITY FUNDS APPROVED AN
irregular spending and savings patterns,     500--Registered Trademark-- Index) is        AMENDMENT TO THE INVESTMENT ADVISORY
and other social, political and economic     an index of common stocks frequently         AGREEMENT APPLICABLE TO AIM DENT
uncertainties could affect corporate         used as a general measure of U.S. stock      DEMOGRAPHIC TRENDS FUND. UNDER THE
earnings and the stock market,               market performance.                          AMENDED ADVISORY AGREEMENT, THE
negatively altering Mr. Dent's view.                                                      MANAGEMENT FEE FOR THE AIM DENT
                                             o A direct investment cannot be made in      DEMOGRAPHIC TRENDS FUND WILL BE REDUCED
o International investing presents           an index. Unless otherwise indicated,        FROM 0.85% TO 0.77%. IN ADDITION,
certain risks not associated with            index results include reinvested             EFFECTIVE JULY 1, 2004, THE BOARD OF
investing solely in the United States.       dividends, and they do not reflect sales     TRUSTEES APPROVED AN AMENDMENT TO THE
These include risks relating to              charges. Performance of an index of          INVESTMENT SUBADVISORY AGREEMENT WITH
fluctuations in the value of the U.S.        funds reflects fund expenses;                H.S. DENT ADVISORS, INC. ("DENT
dollar relative to the values of other       performance of a market index does not.      ADVISORS") UNDER WHICH THE SUB-ADVISORY
currencies, the custody arrangements                                                      FEE A I M ADVISORS, INC. ("AIM
made for the fund's foreign holdings,        o The fund is not managed to track the       ADVISORS") PAYS TO DENT ADVISORS WILL BE
differences in accounting, political         performance of any particular index,         REDUCED TO 6.49% OF THE NET MANAGEMENT
risks and the lesser degree of public        including the indexes defined here, and      FEE PAID TO AIM ADVISORS WITH RESPECT TO
information required to be provided by       consequently, the performance of the         THE FUND.
non-U.S. companies. The fund may invest      fund may deviate significantly from the
up to 25% of its assets in the               performance of the indexes.
securities of non-U.S. issuers.
                                             OTHER INFORMATION
o Investing in small and mid-size            o Bloomberg, Inc. is a well-known
companies involves risks not associated      independent financial research and
with investing in more established           reporting firm.
companies, including business risk,
significant stock price fluctuations and     o The returns shown in the Management's
illiquidity.                                 Discussion of Fund Performance are based
                                             on net asset values calculated for
ABOUT INDEXES USED IN THIS REPORT            shareholder transactions. Generally
o The unmanaged Lipper Multi-Cap Growth      accepted accounting principles require
Fund Index represents an average of the      adjustments to be made to the net assets
performance of the 30 largest                of the fund at period end for financial
multi-capitalization growth funds            reporting purposes, and as such, the net
tracked by Lipper, Inc., an independent      asset value for shareholder transactions
mutual fund performance monitor.             and the returns based on the net asset
                                             values may differ from the net asset
                                             values and returns reported in the
                                             Financial Highlights.


=====================================================                                     THIS REPORT MUST BE ACCOMPANIED OR
NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE                                     PRECEDED BY A CURRENTLY EFFECTIVE FUND
=====================================================                                     PROSPECTUS, WHICH CONTAINS MORE COMPLETE
                                                                                          INFORMATION, INCLUDING SALES CHARGES AND
                                                                                          EXPENSES. READ IT CAREFULLY BEFORE YOU
                                                                                          INVEST.

AIMinvestments.com

TO OUR SHAREHOLDERS

                    DEAR FELLOW SHAREHOLDER IN THE AIM FAMILY OF
                    FUNDS--Registered Trademark-- :

[PHOTO OF           For most of the six-month period covered by this report,
ROBERT H.           major stock market indexes delivered positive performance as
GRAHAM]             economies strengthened both here and abroad. In the United
                    States, gross domestic product steadily improved, while
ROBERT H. GRAHAM    overseas, economic recovery took hold, especially in Asia.
                    In March and April, however, markets lagged as concerns arose about geopolitical events and the possibility that the U.S. Federal Reserve may raise interest rates.

                       Additionally, what's known as a sector rotation took
                    place. During much of 2003, the information technology sector was the favorite of U.S. and foreign investors. The sector's performance turned negative early in 2004, however, as investors switched to more defensive sectors they tend to favor when conditions seem uncertain. For the last month of the reporting period, only three sectors of the 10 in the S&P 500 Index produced positive returns, including health care and consumer staples. The third positive sector was energy, riding the wave of rising oil and gas prices. Stocks in the MSCI World Index displayed a similar performance pattern, reflecting the global nature of the rotation.

THE CASE FOR MUTUAL FUND INVESTING

A period like the one covered by this report is a prime argument for the long-term perspective mutual fund companies always advocate. As we have said on many occasions, no one can consistently predict how markets will perform. And because markets can move with such abruptness, missing out on a few of the best days in the market can diminish your long-term results significantly. Staying invested, we believe, is the best strategy.

   The market volatility experienced over the past six months is also a powerful argument for the diversification offered by mutual funds. For a modest initial investment, mutual fund shareholders can diversify across asset classes, regions, investment styles and market capitalizations. Diversification can offer protection during market downturns because a portfolio made up of a broad spectrum of investments will not bear the full brunt of the decline in any particular security, market, or sector.

VISIT AIMINVESTMENTS.COM FOR REGULATORY UPDATES

For the latest information about ongoing regulatory matters, including proposed rules and regulations regarding the mutual fund industry, please visit our Web site, AIMinvestments.com. We continue to post updates as information becomes available. We also encourage you to visit our Web site for general investing information, performance updates on our funds, and market and economic commentary from our financial experts.

   For information on how your fund performed and was managed during the six months covered by this report, please read your fund managers' discussion on the following pages. We hope you find it informative.

   As always, AIM is committed to building solutions for your investment goals, and we thank you for your continued participation in AIM Investments. If you have any questions, please contact our Client Service representatives at 800-959-4246.

Sincerely,

/s/ ROBERT H. GRAHAM
---------------------------
Robert H. Graham
Chairman and President
May 26, 2004

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

TECH STOCKS HINDER FUND
PERFORMANCE IN CHOPPY MARKET

For the six-month reporting period ended     somewhat from region to region, it said     rising energy prices, potential interest
April 30, 2004, AIM Dent Demographic         that improvements appeared to be            rate increases, and ongoing geopolitical
Trends Fund Class A shares returned          somewhat broadly based. It characterized    uncertainty, including the war in Iraq.
1.29% at net asset value (had the            residential real estate markets as
effects of the front-end sales charge        strong, but commercial real estate          YOUR FUND
been included, the return would have         markets as soft, and said that labor
been lower). Returns for other share         markets had stabilized after a period of    During the reporting period, the fund
classes are shown in the table on page       weakness. In its April 2004 report, the     continued to focus on four key areas
3. For the same period, the S&P 500          Fed reported that economic activity         emphasized by Harry S. Dent's long-term
Index returned 6.27%; the Russell 3000       increased across the nation from            outlook: consumer, financial, health
Growth Index returned 4.13%; and the         mid-February to early April, with growth    care, and technology stocks. We believe
Lipper Multi-Cap Growth Fund Index           in retail sales, manufacturing, mining,     that while there are many attributes
returned 4.04%. Differences in sector        energy, and tourism. Residential real       important to a company's long-term
weightings between the fund and its          estate markets remained strong, and         potential for increasing its share
indexes accounted for the fund's lagging     commercial real estate markets remained     price, earnings and the efficient use of
performance.                                 weak. Throughout the reporting period,      shareholder capital are two of the most
                                             the Fed maintained the federal funds        important. That is why we continued to
MARKET CONDITIONS                            target rate at 1.00%.                       seek out companies that have exhibited
                                                                                         better-than-expected earnings growth
The U.S. economy and the U.S. stock             Reasons for positive stock market        driven by strong industry and company
market showed signs of health for the        performance included improving corporate    fundamentals. This process led us to
six months ended April 30, 2004. The         earnings. According to Bloomberg,           decrease our information technology
Commerce Department reported that U.S.       earnings by companies included in the       holdings and slightly increase our
gross domestic product, the broadest         S&P 500 Index rose by an average of 20%     consumer staples holdings.
measure of economic activity, expanded       in the third quarter and almost 30% in
at an annualized rate of 4.1% in the         the fourth quarter of 2003. Also, as of        The fund's overweight position in
fourth quarter of 2003 and 4.4% in the       the close of the reporting period, 82%      technology and underweighting in deep
first quarter of 2004.                       of companies in the S&P 500 Index had       cyclical holdings were the two primary
                                             reported their first quarter 2004           reasons for its underperformance
  In its November 2003 "Beige Book"          earnings; of them, almost 87% met or        relative to the Russell 3000 Growth
report, the Federal Reserve (the Fed)        exceeded expectations. Nonetheless,         Index. While information technology
stated that the economy continued to         market volatility increased in March and    stocks contributed to double-digit fund
expand. While reporting that the pace of     April as investors worried about            returns for the fiscal year ended
that expansion varied                                                                    October 31, 2003, they hindered fund
                                                                                         performance for this six-month reporting
                                                                                         period. Many information technology
                                                                                         stocks performed well for calendar year
                                                                                         2003, but fell out of investor favor
                                                                                         even as the


=================================================================================================================================
TOP 10 EQUITY HOLDINGS*                                           TOP 10 INDUSTRIES*
 1. Analog Devices, Inc.                              2.9%         1. Communications Equipment                          8.9%
 2. Cisco Systems, Inc.                               2.7          2. Pharmaceuticals                                   8.1
 3. Genentech, Inc.                                   2.4          3. Semiconductors                                    7.3
 4. Pfizer Inc.                                       2.4          4. Health Care Equipment                             6.1
 5. Dell Inc.                                         2.3          5. Systems Software                                  5.5
 6. Microchip Technology Inc.                         2.2          6. Biotechnology                                     5.2
 7. Goldman Sachs Group, Inc. (The)                   1.9          7. Asset Management & Custody Banks                  2.9
 8. Guidant Corp.                                     1.8          8. Investment Banking & Brokerage                    2.6
 9. Citigroup Inc.                                    1.8          9. Personal Products                                 2.6
10. Yahoo! Inc.                                       1.6         10. Health Care Services                              2.5

*Excludes money market fund holdings. The fund's holdings
are subject to change, and there is no assurance that the
fund will continue to hold any particular security.
=================================================================================================================================

companies reported first quarter 2004        popular BlackBerry--Registered                                KIRK L. ANDERSON
earnings that were better than expected.     Trademark-- wireless email service for                        Mr. Anderson is a
                                             use on Motorola mobile phones, and that         [ANDERSON     portfolio manager of
   We were underweight deep cyclical         BlackBerry subscribers had surpassed one        PHOTO]        AIM Dent Demographic
holdings in sectors such as industrials,     million. Its earnings in recent quarters                      Trends Fund. He joined
energy, utilities, and materials--all of     have been boosted by growing revenue,                         AIM in 1994 and assumed
which delivered positive performance for     widening gross margins, and improving        his current position in 2003. Mr.
the reporting period due to signs of         operating efficiencies.                      Anderson earned a B.A. in political
economic improvement. The fund generally                                                  science from Texas A&M University and an
focuses on investments with appreciation        VERITAS Software, in contrast,            M.S. in finance from the University of
potential driven by long-term                hindered fund performance during the         Houston.
demographic, economic, and lifestyle         reporting period. The company is a
changes rather than deep cyclical            leading storage software company,                             JAMES G. BIRDSALL
investments that can appreciate due to       providing data protection and disaster                        Mr. Birdsall is a
comparatively short-term economic            recovery software to 99% of Fortune 500         [BIRDSALL     portfolio manager of
conditions. We should point out that         companies. The company discovered some          PHOTO]        AIM Dent Demographic
some industries within the industrials       accounting problems in an internal audit                      Trends Fund. He has
sector--such as the education services       in March, forcing it to restate 2001 and                      been associated with
and staffing services industries--meet       2002 revenues by relatively minor            AIM Investments since 1997, and assumed
our criteria based on strong demographic     amounts. The announcement spooked            his current position in 1999. Mr.
trends.                                      investors, causing the stock to decline.     Birdsall received his B.B.A. with a
                                             Because the accounting issues were minor     concentration in finance from Stephen F.
   Contributing positively to fund           and the employees responsible for the        Austin State University before earning
performance were our consumer                accounting errors were dismissed, we         his M.B.A. with a concentration in
discretionary and health care holdings.      continued to view the stock favorably,       finance and international business from
Despite being slightly underweight in        and we continued to hold it at the close     the University of St. Thomas.
health care stocks relative to our           of the reporting period.
benchmark, the strong fundamentals of                                                                      LANNY H. SACHNOWITZ
our individual holdings allowed the fund     IN CLOSING                                                    Mr. Sachnowitz is the
to significantly outperform the Russell                                                     [SACHNOWITZ    lead portfolio manager
3000 Growth Index in this sector.            The fund's positive total return for the       PHOTO]         of AIM Dent
                                             six months ended April 30, 2004, was                          Demographic Trends
   Research in Motion was among the          achieved by investing in stocks of                            Fund. He joined AIM in
fund's better-performing stocks during       companies that we believed were likely       1987 as a money market trader and
the reporting period. The company            to benefit from changing demographic,        research analyst. He was named to his
designs, manufactures, and markets           economic, and lifestyle trends.              current position in 1991. Mr. Sachnowitz
wireless solutions for the worldwide                                                      received a B.S. in finance from the
mobile communications industry. In               See important fund and index             University of Southern California and an
April, it announced that it had licensed        disclosures inside front cover.           M.B.A. from the University of Houston.
its
                                                                                          Assisted by the Large Cap Growth Team.

================================================================================

FUND VS. INDEXES

Total returns, 10/31/03-4/30/04, excluding applicable front-end or contingent deferred sales charges. If sales charges were included, returns would be lower.

CLASS A SHARES                                                1.29%

CLASS B SHARES                                                0.93

CLASS C SHARES                                                0.93

S&P 500 INDEX (BROAD MARKET INDEX)                            6.27

RUSSELL 3000 GROWTH INDEX (STYLE-SPECIFIC INDEX)              4.13

LIPPER MULTI-CAP GROWTH FUND INDEX (PEER GROUP INDEX)         4.04

Source: Lipper, Inc.

[RIGHT ARROW GRAPHIC]

TOTAL NUMBER OF HOLDINGS*                                     103

TOTAL NET ASSETS                                  $523.59 MILLION

========================================================================================  [RIGHT ARROW GRAPHIC]

                                                                                          FOR A PRESENTATION OF YOUR FUND'S
                                                                                          LONG-TERM PERFORMANCE RECORD,
                                                                                          PLEASE TURN THE PAGE.

LONG-TERM PERFORMANCE

YOUR FUND'S LONG-TERM PERFORMANCE

Below you will find a presentation of your fund's long-term performance record for periods ended 4/30/04, the close of the six-month period covered by this report. As required by industry regulations, we also present long-term performance for periods ended 3/31/04, the most recent calendar quarter-end.

Please read the important disclosure accompanying these tables, which explains how fund performance is calculated and the sales charges, if any, that apply to the share class in which you are invested.


AVERAGE ANNUAL TOTAL RETURNS                 AVERAGE ANNUAL TOTAL RETURNS                 reinvested distributions, changes in net
As of 4/30/04, including applicable          As of 3/31/04, including applicable          asset value and the effect of the
sales charges                                sales charges                                maximum sales charge unless otherwise
                                                                                          stated. Investment return and principal
CLASS A SHARES                               CLASS A SHARES                               value will fluctuate so that you may
Inception (6/7/99)         -5.84%            Inception (6/7/99)         -5.11%            have a gain or loss when you sell
1 Year                     17.44             1 Year                     32.79             shares.

CLASS B SHARES                               CLASS B SHARES                                  Class A share performance reflects
Inception (6/7/99)         -5.76%            Inception (6/7/99)         -5.00%            the maximum 5.50% sales charge, and
1 Year                     18.46             1 Year                     34.58             Class B and Class C share performance
                                                                                          reflects the applicable contingent
CLASS C SHARES                               CLASS C SHARES                               deferred sales charge (CDSC) for the
Inception (6/7/99)         -5.37%            Inception (6/7/99)         -4.60%            period involved. The CDSC on Class B
1 Year                     22.46             1 Year                     38.82             shares declines from 5% beginning at the
                                                                                          time of purchase to 0% at the beginning
                                             The performance data quoted represent        of the seventh year. The CDSC on Class C
                                             past performance and cannot guarantee        shares is 1% for the first year after
                                             comparable future results; current           purchase.
                                             performance may be lower or higher.
                                             Please visit AIMinvestments.com for the         The performance of the fund's share
                                             most recent month-end performance.           classes will differ due to different
                                             Performance figures reflect                  sales charge structures and class
                                                                                          expenses.

                                                                                          [ARROW
                                                                                          BUTTON     For More Information Visit
                                                                                          IMAGE]           AIMinvestments.com


FINANCIALS

SCHEDULE OF INVESTMENTS

April 30, 2004
(Unaudited)

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
COMMON STOCK & OTHER EQUITY INTERESTS-96.72%

APPAREL RETAIL-1.94%

Foot Locker, Inc.                                 170,000   $  4,080,000
------------------------------------------------------------------------
Gap, Inc. (The)                                   275,000      6,052,750
========================================================================
                                                              10,132,750
========================================================================

APPAREL, ACCESSORIES & LUXURY GOODS-0.81%

Coach, Inc.(a)                                    100,000      4,260,000
========================================================================

APPLICATION SOFTWARE-1.71%

Amdocs Ltd. (United Kingdom)(a)                    70,000      1,858,500
------------------------------------------------------------------------
Citrix Systems, Inc.(a)                           165,000      3,143,250
------------------------------------------------------------------------
Siebel Systems, Inc.(a)                           383,200      3,939,296
========================================================================
                                                               8,941,046
========================================================================

ASSET MANAGEMENT & CUSTODY BANKS-2.88%

Franklin Resources, Inc.                          100,000      5,483,000
------------------------------------------------------------------------
Investors Financial Services Corp.                135,000      5,247,450
------------------------------------------------------------------------
Legg Mason, Inc.                                   47,000      4,326,820
========================================================================
                                                              15,057,270
========================================================================

BIOTECHNOLOGY-5.19%

Biogen Idec Inc.(a)                                70,000      4,130,000
------------------------------------------------------------------------
Genentech, Inc.(a)                                103,000     12,648,400
------------------------------------------------------------------------
Invitrogen Corp.(a)                                95,000      6,861,850
------------------------------------------------------------------------
QLT Inc. (Canada)(a)                              132,000      3,560,040
========================================================================
                                                              27,200,290
========================================================================

CASINOS & GAMING-1.72%

GTECH Holdings Corp.                               70,000      4,264,400
------------------------------------------------------------------------
International Game Technology                     125,000      4,717,500
========================================================================
                                                               8,981,900
========================================================================

COMMUNICATIONS EQUIPMENT-8.86%

Avaya Inc.(a)                                     280,000      3,830,400
------------------------------------------------------------------------
Cisco Systems, Inc.(a)                            665,000     13,878,550
------------------------------------------------------------------------
Comverse Technology, Inc.(a)                      410,000      6,707,600
------------------------------------------------------------------------
Corning Inc.(a)                                   160,000      1,764,800
------------------------------------------------------------------------
Juniper Networks, Inc.(a)                         207,900      4,548,852
------------------------------------------------------------------------
Motorola, Inc.                                    300,000      5,475,000
------------------------------------------------------------------------
Nokia Oyj-ADR (Finland)                           211,300      2,960,313
------------------------------------------------------------------------
Nortel Networks Corp. (Canada)(a)                 720,000      2,692,800
------------------------------------------------------------------------
Research In Motion Ltd. (Canada)(a)                52,000      4,511,520
========================================================================
                                                              46,369,835
========================================================================

------------------------------------------------------------------------
                                                               MARKET
                                                 SHARES        VALUE

COMPUTER & ELECTRONICS RETAIL-0.36%

Best Buy Co., Inc.                                 35,000   $  1,898,750
========================================================================

COMPUTER HARDWARE-2.32%

Dell Inc.(a)                                      350,000     12,148,500
========================================================================

COMPUTER STORAGE & PERIPHERALS-1.26%

Electronics for Imaging, Inc.(a)                  150,000      3,807,000
------------------------------------------------------------------------
EMC Corp.(a)                                      250,000      2,790,000
========================================================================
                                                               6,597,000
========================================================================

CONSUMER ELECTRONICS-0.77%

Sony Corp.-ADR (Japan)                            105,000      4,032,000
========================================================================

CONSUMER FINANCE-1.94%

American Express Co.                              115,000      5,629,250
------------------------------------------------------------------------
MBNA Corp.                                        185,000      4,510,300
========================================================================
                                                              10,139,550
========================================================================

DATA PROCESSING & OUTSOURCED SERVICES-0.47%

Alliance Data Systems Corp.(a)                     70,800      2,461,716
========================================================================

DEPARTMENT STORES-2.03%

J.C. Penney Co., Inc.                              45,700      1,547,402
------------------------------------------------------------------------
Kohl's Corp.(a)                                    64,200      2,682,918
------------------------------------------------------------------------
Nordstrom, Inc.                                    90,000      3,206,700
------------------------------------------------------------------------
Saks Inc.                                         220,000      3,168,000
========================================================================
                                                              10,605,020
========================================================================

DIVERSIFIED COMMERCIAL SERVICES-0.58%

University of Phoenix Online(a)                    35,000      3,047,100
========================================================================

ELECTRONIC EQUIPMENT MANUFACTURERS-1.21%

Agilent Technologies, Inc.(a)                     235,000      6,347,350
========================================================================

GENERAL MERCHANDISE STORES-0.83%

Target Corp.                                      100,000      4,337,000
========================================================================

HEALTH CARE DISTRIBUTORS-0.54%

Omnicare, Inc.                                     68,000      2,820,640
========================================================================

HEALTH CARE EQUIPMENT-6.06%

Bard (C.R.), Inc.                                  20,900      2,221,043
------------------------------------------------------------------------
Boston Scientific Corp.(a)                        148,000      6,096,120
------------------------------------------------------------------------
Guidant Corp.                                     153,000      9,640,530
------------------------------------------------------------------------
Kinetic Concepts, Inc.(a)                          49,200      2,381,280
------------------------------------------------------------------------
Varian Medical Systems, Inc.(a)                    66,000      5,665,440
------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
HEALTH CARE EQUIPMENT-(CONTINUED)

Zimmer Holdings, Inc.(a)                           72,000   $  5,749,200
========================================================================
                                                              31,753,613
========================================================================

HEALTH CARE SERVICES-2.50%

Caremark Rx, Inc.(a)                              200,000      6,770,000
------------------------------------------------------------------------
DaVita, Inc.(a)                                   124,000      6,336,400
========================================================================
                                                              13,106,400
========================================================================

HEALTH CARE SUPPLIES-2.17%

Alcon, Inc. (Switzerland)                          75,000      5,568,750
------------------------------------------------------------------------
Fisher Scientific International Inc.(a)            98,500      5,767,175
========================================================================
                                                              11,335,925
========================================================================

HOME ENTERTAINMENT SOFTWARE-0.77%

Electronic Arts Inc.(a)                            80,000      4,049,600
========================================================================

HOME IMPROVEMENT RETAIL-1.04%

Home Depot, Inc. (The)                            155,000      5,454,450
========================================================================

HOTELS, RESORTS & CRUISE LINES-1.64%

Carnival Corp. (Panama)                            85,000      3,626,950
------------------------------------------------------------------------
Starwood Hotels & Resorts Worldwide, Inc.         125,000      4,973,750
========================================================================
                                                               8,600,700
========================================================================

HOUSEHOLD PRODUCTS-0.95%

Procter & Gamble Co. (The)                         47,000      4,970,250
========================================================================

HYPERMARKETS & SUPER CENTERS-0.36%

Costco Wholesale Corp.(a)                          50,000      1,872,500
========================================================================

INTERNET RETAIL-1.72%

Amazon.com, Inc.(a)                                60,000      2,607,600
------------------------------------------------------------------------
eBay Inc.(a)                                       80,000      6,385,600
========================================================================
                                                               8,993,200
========================================================================

INTERNET SOFTWARE & SERVICES-1.64%

Yahoo! Inc.(a)(b)                                 170,000      8,578,200
========================================================================

INVESTMENT BANKING & BROKERAGE-2.62%

Goldman Sachs Group, Inc. (The)                   100,000      9,675,000
------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                          75,000      4,067,250
========================================================================
                                                              13,742,250
========================================================================

LIFE & HEALTH INSURANCE-0.98%

AFLAC Inc.                                        122,000      5,152,060
========================================================================

MANAGED HEALTH CARE-0.81%

UnitedHealth Group Inc.                            69,000      4,242,120
========================================================================

MOTORCYCLE MANUFACTURERS-0.29%

Harley-Davidson, Inc.                              26,500      1,492,480
========================================================================

------------------------------------------------------------------------
                                                               MARKET
                                                 SHARES        VALUE

MOVIES & ENTERTAINMENT-1.33%

Viacom Inc.-Class B                                85,000   $  3,285,250
------------------------------------------------------------------------
Walt Disney Co. (The)                             160,000      3,684,800
========================================================================
                                                               6,970,050
========================================================================

MULTI-LINE INSURANCE-1.30%

American International Group, Inc.                 95,000      6,806,750
========================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-1.84%

Citigroup Inc.                                    200,000      9,618,000
========================================================================

PACKAGED FOODS & MEATS-0.54%

Hershey Foods Corp.                                31,800      2,826,702
========================================================================

PERSONAL PRODUCTS-2.57%

Avon Products, Inc.                                60,000      5,040,000
------------------------------------------------------------------------
Estee Lauder Cos. Inc. (The)-Class A               76,300      3,487,673
------------------------------------------------------------------------
Gillette Co. (The)                                120,000      4,910,400
========================================================================
                                                              13,438,073
========================================================================

PHARMACEUTICALS-8.13%

Eon Labs, Inc.(a)                                 105,000      6,903,750
------------------------------------------------------------------------
Forest Laboratories, Inc.(a)                       50,000      3,224,000
------------------------------------------------------------------------
Lilly (Eli) & Co.                                  87,000      6,421,470
------------------------------------------------------------------------
MGI Pharma, Inc.(a)                                42,000      2,596,440
------------------------------------------------------------------------
Pfizer Inc.                                       348,000     12,444,480
------------------------------------------------------------------------
Sepracor Inc.(a)(b)                                90,000      4,302,900
------------------------------------------------------------------------
Taro Pharmaceutical Industries Ltd.
  (Israel)(a)                                      48,000      2,076,000
------------------------------------------------------------------------
Teva Pharmaceutical Industries Ltd.-ADR
  (Israel)                                         75,000      4,617,000
========================================================================
                                                              42,586,040
========================================================================

PROPERTY & CASUALTY INSURANCE-1.59%

Allstate Corp. (The)                              120,000      5,508,000
------------------------------------------------------------------------
Progressive Corp. (The)                            32,000      2,800,640
========================================================================
                                                               8,308,640
========================================================================

PUBLISHING-1.09%

Getty Images, Inc.(a)(b)                          105,000      5,733,000
========================================================================

REGIONAL BANKS-0.73%

Bank of Hawaii Corp.                               87,500      3,825,500
========================================================================

RESTAURANTS-1.60%

Wendy's International, Inc.                       100,000      3,900,000
------------------------------------------------------------------------
Yum! Brands, Inc.(a)                              115,000      4,460,850
========================================================================
                                                               8,360,850
========================================================================

SEMICONDUCTORS-7.26%

Analog Devices, Inc.                              360,000     15,336,000
------------------------------------------------------------------------
Fairchild Semiconductor International,
  Inc.(a)                                         151,200      2,943,864
------------------------------------------------------------------------
Microchip Technology Inc.                         401,700     11,255,634
------------------------------------------------------------------------
Texas Instruments Inc.                            150,000      3,765,000
------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
SEMICONDUCTORS-(CONTINUED)

Xilinx, Inc.(a)                                   140,000   $  4,708,200
========================================================================
                                                              38,008,698
========================================================================

SOFT DRINKS-1.04%

PepsiCo, Inc.                                     100,000      5,449,000
========================================================================

SPECIALIZED FINANCE-0.67%

Chicago Mercantile Exchange (The)(b)               30,000      3,519,000
========================================================================

SPECIALTY STORES-0.56%

Tiffany & Co.                                      75,000      2,925,000
========================================================================

SYSTEMS SOFTWARE-5.45%

BMC Software, Inc.(a)                             170,000      2,941,000
------------------------------------------------------------------------
Microsoft Corp.                                   275,000      7,141,750
------------------------------------------------------------------------
Network Associates, Inc.(a)                       225,000      3,528,000
------------------------------------------------------------------------
Oracle Corp.(a)                                   350,000      3,927,000
------------------------------------------------------------------------
Symantec Corp.(a)                                 138,400      6,234,920
------------------------------------------------------------------------
VERITAS Software Corp.(a)                         179,500      4,787,265
========================================================================
                                                              28,559,935
========================================================================

TECHNOLOGY DISTRIBUTORS-1.19%

CDW Corp.                                         100,000      6,249,000
========================================================================

THRIFTS & MORTGAGE FINANCE-0.52%

New York Community Bancorp, Inc.                  108,500      2,720,095
========================================================================

------------------------------------------------------------------------
                                                               MARKET
                                                 SHARES        VALUE

WIRELESS TELECOMMUNICATION SERVICES-0.34%

Nextel Communications, Inc.-Class A(a)             75,000   $  1,789,500
========================================================================
    Total Common Stock & Other Equity
      Interests (Cost $417,909,166)                          506,415,298
========================================================================

MONEY MARKET FUNDS-4.54%

Liquid Assets Portfolio-Institutional
  Class(c)                                     11,889,038     11,889,038
------------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(c)    11,889,038     11,889,038
========================================================================
    Total Money Market Funds (Cost
      $23,778,076)                                            23,778,076
========================================================================
TOTAL INVESTMENTS-101.26% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost $441,687,242)                530,193,374
========================================================================
INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-3.07%

Liquid Assets Portfolio-Institutional
  Class(c)(d)                                  16,072,750     16,072,750
========================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $16,072,750)                                      16,072,750
========================================================================
TOTAL INVESTMENTS-104.33% (Cost $457,759,992)                546,266,124
========================================================================
OTHER ASSETS LESS LIABILITIES-(4.33%)                        (22,672,850)
========================================================================
NET ASSETS-100.00%                                          $523,593,274
________________________________________________________________________
========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) All or a portion of this security has been pledged as collateral for securities lending transactions at April 30, 2004.
(c) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(d) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 7.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2004
(Unaudited)

ASSETS:

Investments, at market value (cost
  $417,909,166)*                              $  506,415,298
------------------------------------------------------------
Investments in affiliated money market funds
  (cost $39,850,826)                              39,850,826
============================================================
    Total investments (cost $457,759,992)        546,266,124
============================================================
Receivables for:
  Investments sold                                11,407,996
------------------------------------------------------------
  Fund shares sold                                   200,995
------------------------------------------------------------
  Dividends                                          692,225
------------------------------------------------------------
Investment for deferred compensation and
  retirement plans                                    40,985
------------------------------------------------------------
Other assets                                          30,198
============================================================
    Total assets                                 558,638,523
____________________________________________________________
============================================================

LIABILITIES:

Payables for:
  Investments purchased                           16,777,816
------------------------------------------------------------
  Fund shares reacquired                           1,106,097
------------------------------------------------------------
  Deferred compensation and retirement plans          57,487
------------------------------------------------------------
  Collateral upon return of securities
    loaned                                        16,072,750
------------------------------------------------------------
Accrued distribution fees                            337,410
------------------------------------------------------------
Accrued trustees' fees                                 1,192
------------------------------------------------------------
Accrued transfer agent fees                          592,617
------------------------------------------------------------
Accrued operating expenses                            99,880
============================================================
    Total liabilities                             35,045,249
============================================================
Net assets applicable to shares outstanding   $  523,593,274
____________________________________________________________
============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                 $1,288,547,512
------------------------------------------------------------
Undistributed net investment income (loss)        (4,173,137)
------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities                         (849,287,233)
------------------------------------------------------------
Unrealized appreciation of investment
  securities                                      88,506,132
============================================================
                                              $  523,593,274
____________________________________________________________
============================================================

NET ASSETS:

Class A                                       $  198,927,994
____________________________________________________________
============================================================
Class B                                       $  236,732,423
____________________________________________________________
============================================================
Class C                                       $   87,932,857
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                           25,231,639
____________________________________________________________
============================================================
Class B                                           31,006,526
____________________________________________________________
============================================================
Class C                                           11,519,057
____________________________________________________________
============================================================
Class A:
  Net asset value per share                   $         7.88
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $7.88 divided by
      94.50%)                                 $         8.34
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
    share                                     $         7.63
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
    share                                     $         7.63
____________________________________________________________
============================================================

* At April 30, 2004, securities with an aggregate market value of $15,237,305 were on loan to brokers.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the six months ended April 30, 2004
(Unaudited)

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $31,420)         $  2,125,862
--------------------------------------------------------------------------
Dividends from affiliated money market funds*                      136,934
==========================================================================
  Total investment income                                        2,262,796
==========================================================================

EXPENSES:

Advisory fees                                                    2,380,569
--------------------------------------------------------------------------
Administrative services fees                                        74,361
--------------------------------------------------------------------------
Custodian fees                                                      37,236
--------------------------------------------------------------------------
Distribution fees:
  Class A                                                          371,797
--------------------------------------------------------------------------
  Class B                                                        1,263,657
--------------------------------------------------------------------------
  Class C                                                          474,735
--------------------------------------------------------------------------
Transfer agent fees                                              1,613,079
--------------------------------------------------------------------------
Trustees' fees                                                       9,651
--------------------------------------------------------------------------
Other                                                              170,128
==========================================================================
    Total expenses                                               6,395,213
==========================================================================
Less: Fees waived and expense offset arrangements                   (7,125)
==========================================================================
    Net expenses                                                 6,388,088
==========================================================================
Net investment income (loss)                                    (4,125,292)
==========================================================================
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES:

Net realized gain from investment securities                    41,133,870
--------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of
  investment securities                                        (29,747,044)
==========================================================================
Net gain from investment securities                             11,386,826
==========================================================================
Net increase in net assets resulting from operations          $  7,261,534
__________________________________________________________________________
==========================================================================

* Dividends from affiliated money market funds are net of fees paid to security lending counterparties.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended April 30, 2004 and the year ended October 31, 2003 (Unaudited)

                                                               APRIL 30,      OCTOBER 31,
                                                                  2004            2003
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $ (4,125,292)   $ (8,459,316)
------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies and option contracts                             41,133,870      12,899,204
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies and option
    contracts                                                  (29,747,044)    124,414,828
==========================================================================================
    Net increase in net assets resulting from operations         7,261,534     128,854,716
==========================================================================================
Share transactions-net:
  Class A                                                      (17,086,985)    (26,713,489)
------------------------------------------------------------------------------------------
  Class B                                                      (17,887,909)    (29,364,137)
------------------------------------------------------------------------------------------
  Class C                                                       (9,326,007)    (14,000,141)
==========================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                        (44,300,901)    (70,077,767)
==========================================================================================
    Net increase (decrease) in net assets                      (37,039,367)     58,776,949
==========================================================================================

NET ASSETS:

  Beginning of period                                          560,632,641     501,855,692
==========================================================================================
  End of period (including undistributed net investment
    income (loss) of $(4,173,137) and $(47,845) for 2004 and
    2003, respectively)                                       $523,593,274    $560,632,641
__________________________________________________________________________________________
==========================================================================================

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

April 30, 2004
(Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Dent Demographic Trends Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of fifteen separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is long-term growth of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, the Fund's officers, trustees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE"). Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transactions costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

H. PUT OPTIONS -- The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.

I. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). H.S. Dent Advisors, Inc. ("H.S. Dent") is the Fund's sub-advisor. Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.85% of the first $2 billion of the Fund's average daily net assets, plus 0.80% of the Fund's average daily net assets exceeding $2 billion. Under the terms of the sub-advisory agreement between AIM and H.S. Dent, AIM pays H.S. Dent at the annual rate of 0.13% of the first $1 billion of the Fund's average daily net assets, plus 0.10% of the next $1 billion of the Fund's average daily net assets, plus 0.07% of the Fund's average daily net assets in excess of $2 billion. The Fund's advisor has voluntarily agreed to waive advisory fees or reimburse expenses of Class A, Class B and Class C shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Class A shares to 2.00%. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the 2.00% cap: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), as defined in the Financial Accounting Standard's Board's Generally Accepted Accounting Principles or as approved by the Fund's board of trustees; (v) expenses related to a merger or reorganization, as approved by the Fund's board of trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. Voluntary fee waivers or reimbursements may be modified or discontinued at any time without further notice to investors. During periods of waivers or reimbursements, to the extent the annualized expense ratio does not exceed the limit for the period committed, AIM will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund). For the six months ended April 30, 2004, AIM waived fees of $2,527.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2004, AIM was paid $74,361 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI"), formerly known as A I M Fund Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. During the six months ended April 30, 2004, AISI retained $692,021 for such services.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B or Class C shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the six months ended April 30, 2004, the Class A, Class B and Class C shares paid $371,797, $1,263,657 and $474,735, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended April 30, 2004, AIM Distributors advised the Fund that it retained $51,231 in front-end sales commissions from the sale of Class A shares and $796, $1,905 and $3,924 from Class A, Class B and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC"), to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. Each day the prior day's balance invested in the affiliated money market fund is redeemed in full and a new purchase amount is submitted to invest the current day's available cash and/or cash collateral received from securities lending transactions. The tables below show the transactions in and earnings from investments in affiliated money market funds for the period ended April 30, 2004.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                       MARKET                          PROCEEDS         UNREALIZED         MARKET
                       VALUE         PURCHASES           FROM          APPRECIATION        VALUE        DIVIDEND       REALIZED
FUND                  10/31/03        AT COST           SALES         (DEPRECIATION)      04/30/04       INCOME      GAIN (LOSS)
---------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
Portfolio-Institutional
  Class             $14,188,517     $48,689,818     $ (50,989,297)      $        --     $11,889,038     $ 62,834     $        --
---------------------------------------------------------------------------------------------------------------------------------
STIC Prime
Portfolio-Institutional
  Class              14,188,517      48,689,818       (50,989,297)               --      11,889,038       61,511              --
=================================================================================================================================
  Subtotal          $28,377,034     $97,379,636     $(101,978,594)      $        --     $23,778,076     $124,345     $        --
_________________________________________________________________________________________________________________________________
=================================================================================================================================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                       MARKET                          PROCEEDS         UNREALIZED         MARKET
                       VALUE         PURCHASES           FROM          APPRECIATION        VALUE        DIVIDEND*      REALIZED
FUND                  10/31/03        AT COST           SALES         (DEPRECIATION)      04/30/04       INCOME      GAIN (LOSS)
---------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
Portfolio-Institutional
  Class             $13,760,300     $ 94,102,030    $ (91,789,580)     $         --     $16,072,750     $ 12,589     $         --
=================================================================================================================================
  Total             $42,137,334     $191,481,666    $(193,768,174)     $         --     $39,850,826     $136,934     $         --
_________________________________________________________________________________________________________________________________
=================================================================================================================================

* Dividend income is net of fees paid to security lending counterparties of $71,981.

NOTE 4--EXPENSE OFFSET ARRANGEMENTS

Indirect expenses under expense offset arrangements are comprised of transfer agency credits resulting from balances in Demand Deposit Accounts (DDA) used by the transfer agency for clearing shareholder transactions. For the six months ended April 30, 2004, the Fund received reductions in transfer agency fees from AISI (an affiliate of AIM) of $4,598 under an expense offset arrangement, which resulted in a reduction of the Fund's total expenses of $4,598.

NOTE 5--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds and INVESCO Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the six months ended April 30, 2004, the Fund paid legal fees of $3,212 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the six months ended April 30, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.

    At April 30, 2004, securities with an aggregate value of $15,237,305 were on loan to brokers. The loans were secured by cash collateral of $16,072,750 received by the Fund and subsequently invested in an affiliated money market fund. For the six months ended April 30, 2004, the Fund received dividends on cash collateral net of fees paid to counterparties of $12,589 for securities lending transactions.

NOTE 8--TAX INFORMATION

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be updated at the Fund's fiscal year-end.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to use capital loss carryforward may be limited under the Internal Revenue Code and related regulations.

    The Fund has a capital loss carryforward for tax purposes as of October 31, 2003 which expires as follows:

                                            CAPITAL LOSS
EXPIRATION                                  CARRYFORWARD*
---------------------------------------------------------
October 31, 2007                            $  3,389,675
---------------------------------------------------------
October 31, 2008                             144,576,334
---------------------------------------------------------
October 31, 2009                             541,794,870
---------------------------------------------------------
October 31, 2010                             195,681,695
---------------------------------------------------------
October 31, 2011                               1,906,887
=========================================================
Total capital loss carryforward             $887,349,461
_________________________________________________________
=========================================================


* Any capital loss carryforward listed is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the six months ended April 30, 2004 was $350,123,177 and $385,512,908, respectively.

          UNREALIZED APPRECIATION (DEPRECIATION) OF
             INVESTMENT SECURITIES ON A TAX BASIS
--------------------------------------------------------------
Aggregate unrealized appreciation of investment
  securities                                       $96,851,253
--------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                            (10,330,997)
==============================================================
Net unrealized appreciation of investment
  securities                                       $86,520,256
______________________________________________________________
==============================================================
Cost of investments for tax purposes is $459,745,868.

NOTE 10--SHARE INFORMATION

The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Under some circumstances, Class A shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                             CHANGES IN SHARES OUTSTANDING
-----------------------------------------------------------------------------------------------------------------------
                                                                   SIX MONTHS ENDED                 YEAR ENDED
                                                                    APRIL 30, 2004               OCTOBER 31, 2003
                                                              --------------------------    ---------------------------
                                                                SHARES         AMOUNT         SHARES          AMOUNT
-----------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      1,675,825    $ 13,608,909      3,976,331    $ 26,689,358
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                      1,307,944      10,261,237      3,032,772      19,799,210
-----------------------------------------------------------------------------------------------------------------------
  Class C                                                        595,681       4,707,624      1,236,736       8,126,066
=======================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                        192,597       1,570,140        268,267       1,801,536
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                       (198,578)     (1,570,140)      (275,388)     (1,801,536)
=======================================================================================================================
Reacquired:
  Class A                                                     (3,981,915)    (32,266,034)    (8,611,375)    (55,204,383)
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                     (3,377,909)    (26,579,006)    (7,607,073)    (47,361,811)
-----------------------------------------------------------------------------------------------------------------------
  Class C                                                     (1,788,061)    (14,033,631)    (3,515,974)    (22,126,207)
=======================================================================================================================
                                                              (5,574,416)   $(44,300,901)   (11,495,704)   $(70,077,767)
_______________________________________________________________________________________________________________________
=======================================================================================================================


NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                   CLASS A
                                             ------------------------------------------------------------------------------------
                                                                                                                 JUNE 7, 1999
                                             SIX MONTHS                                                          (DATE OPERATIONS
                                               ENDED                      YEAR ENDED OCTOBER 31,                 COMMENCED) TO
                                             APRIL 30,        -----------------------------------------------    OCTOBER 31,
                                               2004             2003           2002        2001        2000          1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period          $   7.78        $   6.00       $   7.62    $  15.40    $  12.14        $  10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                   (0.05)          (0.09)         (0.12)      (0.12)      (0.11)          (0.03)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                      0.15            1.87          (1.50)      (7.66)       3.37            2.17
=================================================================================================================================
    Total from investment operations              0.10            1.78          (1.62)      (7.78)       3.26            2.14
=================================================================================================================================
Net asset value, end of period                $   7.88        $   7.78       $   6.00    $   7.62    $  15.40        $  12.14
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(a)                                   1.29%          29.67%        (21.26)%    (50.52)%     26.85%          21.40%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)      $198,928        $212,863       $190,253    $312,377    $666,929        $163,872
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets           1.88%(b)        2.01%(c)       1.87%       1.64%       1.50%           1.60%(c)(d)
=================================================================================================================================
Ratio of net investment income (loss) to
  average net assets                             (1.07)%(b)      (1.29)%        (1.31)%     (1.04)%     (0.93)%         (1.00)%(d)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(e)                          66%            152%           189%        143%         90%             29%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(b) Ratios are annualized and based on average daily net assets of $213,622,863.
(c) After fee waivers and reimbursements. Ratio of expenses to average net assets prior to fee waivers and reimbursements for 2003 and 1999 was 2.02% and 1.65% (annualized), respectively.
(d)  Annualized.
(e)  Not annualized for periods less than one year.


                                                                                   CLASS B
                                             ------------------------------------------------------------------------------------
                                                                                                                 JUNE 7, 1999
                                             SIX MONTHS                                                          (DATE OPERATIONS
                                               ENDED                      YEAR ENDED OCTOBER 31,                 COMMENCED) TO
                                             APRIL 30,        -----------------------------------------------    OCTOBER 31,
                                               2004             2003           2002        2001        2000          1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period          $   7.56        $   5.87       $   7.50    $  15.26    $  12.11        $  10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                   (0.07)          (0.13)         (0.17)      (0.18)      (0.18)          (0.04)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                      0.14            1.82          (1.46)      (7.58)       3.33            2.15
=================================================================================================================================
    Total from investment operations              0.07            1.69          (1.63)      (7.76)       3.15            2.11
=================================================================================================================================
Net asset value, end of period                $   7.63        $   7.56       $   5.87    $   7.50    $  15.26        $  12.11
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(a)                                   0.93%          28.79%        (21.73)%    (50.85)%     26.01%          21.10%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)      $236,732        $251,650       $223,666    $367,494    $748,480        $177,430
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets           2.53%(b)        2.66%(c)       2.53%       2.32%       2.17%           2.24%(c)(d)
=================================================================================================================================
Ratio of net investment income (loss) to
  average net assets                             (1.72)%(b)      (1.94)%        (1.97)%     (1.72)%     (1.60)%         (1.64)%(d)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(e)                          66%            152%           189%        143%         90%             29%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(b) Ratios are annualized and based on average daily net assets of $254,120,073.
(c) After fee waivers and reimbursements. Ratio of expenses to average net assets prior to fee waivers and reimbursements for 2003 and 1999 was 2.67% and 2.29% (annualized), respectively.
(d)  Annualized.
(e)  Not annualized for periods less than one year.


                                                                                    CLASS C
                                               ----------------------------------------------------------------------------------
                                                                                                                 JUNE 7, 1999
                                               SIX MONTHS                                                        (DATE OPERATIONS
                                                ENDED                      YEAR ENDED OCTOBER 31,                COMMENCED) TO
                                               APRIL 30,        ---------------------------------------------    OCTOBER 31,
                                                 2004            2003          2002        2001        2000         1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period            $  7.56         $  5.87       $  7.50    $  15.26    $  12.11        $ 10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                    (0.07)          (0.13)        (0.17)      (0.19)      (0.17)         (0.04)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                       0.14            1.82         (1.46)      (7.57)       3.32           2.15
=================================================================================================================================
    Total from investment operations               0.07            1.69         (1.63)      (7.76)       3.15           2.11
=================================================================================================================================
Net asset value, end of period                  $  7.63         $  7.56       $  5.87    $   7.50    $  15.26        $ 12.11
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(a)                                    0.93%          28.79%       (21.73)%    (50.85)%     26.01%         21.10%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)        $87,933         $96,120       $87,938    $149,925    $309,821        $51,605
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets            2.53%(b)        2.66%(c)      2.53%       2.32%       2.17%          2.24%(c)(d)
=================================================================================================================================
Ratio of net investment income (loss) to
  average net assets                              (1.72)%(b)      (1.94)%       (1.97)%     (1.72)%     (1.60)%        (1.64)%(d)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(e)                           66%            152%          189%        143%         90%            29%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns to shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(b) Ratios are annualized and based on average daily net assets of $95,468,657.
(c) After fee waivers and reimbursements. Ratio of expenses to average net assets prior to fee waivers and reimbursements for 2003 and 1999 was 2.67% and 2.29% (annualized), respectively.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

NOTE 12--LEGAL PROCEEDINGS


Your Fund's investment advisor, A I M Advisors, Inc. ("AIM"), is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. ("IFG"), was formerly the investment advisor to the INVESCO Funds. AIM succeeded IFG as the investment advisor to the INVESCO Funds other than INVESCO Variable Investment Funds, Inc. ("IVIF") on November 25, 2003, and succeeded IFG as the investment advisor to IVIF on April 30, 2004.

  The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to a wide range of issues, including issues of "market timing" and "late trading." Both AIM and IFG are the subject of a number of such inquiries, as described below.

Regulatory Actions and Inquiries Concerning IFG

On December 2, 2003 each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against IFG and Raymond R. Cunningham, in his capacity as the Chief Executive Officer of IFG. Mr. Cunningham also currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc. ("AIM Management"), the parent of AIM, and the position of Senior Vice President of AIM. As of April 23, 2004, Mr. Cunningham was granted a voluntary administrative leave of absence with pay. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings.

  The SEC complaint alleges that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

  The NYAG and Colorado complaints made substantially similar allegations. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief; civil monetary penalties; and other relief.

  In addition, IFG has received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and other related issues concerning the INVESCO Funds. These regulators include the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, the Office of the Secretary of State for West Virginia, the Colorado Securities Division and the Bureau of Securities of the State of New Jersey. IFG has also received more limited inquiries from the United States Department of Labor ("DOL"), the NASD, Inc. ("NASD"), the SEC and the United States Attorney's Office for the Southern District of New York concerning certain specific INVESCO Funds, entities and/or individuals. IFG is providing full cooperation with respect to these inquiries.

Regulatory Inquiries Concerning AIM

AIM has also received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and other related issues concerning the AIM Funds. AIM has received requests for information and documents concerning these and related matters from the SEC, the Massachusetts Secretary of the Commonwealth, the Office of the State Auditor for the State of West Virginia and the Department of Banking for the State of Connecticut. In addition, AIM has received subpoenas concerning these and related matters from the NYAG, the United States Attorney's Office for the District of Massachusetts, the Commissioner of Securities for the State of Georgia, the Office of the Secretary of State for West Virginia and the Bureau of Securities of the State of New Jersey. AIM has also received more limited inquiries from the DOL, the NASD, the SEC and the United States Attorney's Office for the Southern District of New York concerning certain specific AIM Funds, entities and/or individuals. AIM is providing full cooperation with respect to these inquiries.

Response of AMVESCAP

AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. In addition, AMVESCAP has retained separate outside counsel to undertake a comprehensive review of AIM's and IFG's policies, procedures and practices, with the objective that they rank among the most effective in the fund industry. At the direction of the trustees of the AIM and INVESCO Funds, AMVESCAP will pay all of the expenses incurred by the AIM and INVESCO Funds related to market timing, including expenses incurred in connection with the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM.

  For the period ended April 30, 2004, AMVESCAP has assumed $31,076 of expenses incurred by the Fund in connection with these matters, including legal, audit, shareholder servicing, communication and trustee expenses.

  There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, including but not limited to A I M Capital Management, Inc., AIM Funds Management Inc., INVESCO Global Asset Management (N.A.), Inc., INVESCO Institutional (N.A.), Inc. ("IINA") and INVESCO Senior Secured Management, Inc., from serving as an investment advisor to any investment company registered under the Investment Company Act of 1940 (a "registered investment company"), including the Fund. The Fund has been informed by

AIM that, if AIM is so barred, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There can be no assurance that such exemptive relief will be granted. Any settlement with the regulators could also include terms which would bar Mr. Cunningham from serving as an officer or director of any registered investment company.

Private Actions Alleging Market Timing

Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities and certain of their officers, including Mr. Cunningham) making allegations substantially similar to the allegations in the regulatory complaints against IFG described above. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violation of various provisions of the Federal and state securities laws;
(ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA"); (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees.

  IFG has removed certain of the state court proceedings to Federal District Court. The Judicial Panel on Multidistrict Litigation (the "Panel") has ruled that all actions pending in Federal court that allege market timing and/or late trading be transferred to the United States District Court for the District of Maryland for coordinated pre-trial proceedings. Some of the cases against IFG and the other AMVESCAP defendants have already been transferred to the District of Maryland in accordance with the Panel's directive. AIM and IFG anticipate that in time most or all of the actions pending against them and the other AMVESCAP defendants alleging market timing and/or late trading will be transferred to the multidistrict litigation.

Other Private Actions

Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, IINA, A I M Distributors, Inc. ("AIM Distributors") and INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in both Federal and state courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees.

  Certain other civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG and AIM) alleging that certain AIM and INVESCO Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

  Additional lawsuits or regulatory actions arising out of the circumstances above and presenting similar allegations and requests for relief may be served or filed against the Fund, IFG, AIM, AIM Management, IINA, AIM Distributors, INVESCO Distributors, AMVESCAP and related entities and individuals in the future.

  As a result of the above developments, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the matters described above may have on the Fund or AIM.

OTHER INFORMATION

TRUSTEES AND OFFICERS

BOARD OF TRUSTEES                   OFFICERS                                        OFFICE OF THE FUND
Bob R. Baker                        Robert H. Graham                                11 Greenway Plaza
Frank S. Bayley                     Chairman and President                          Suite 100
James T. Bunch                      Mark H. Williamson                              Houston, TX 77046-1173
Bruce L. Crockett                   Executive Vice President                        INVESTMENT ADVISOR
Albert R. Dowden                    Kevin M. Carome                                 A I M Advisors, Inc.
Edward K. Dunn Jr.                  Senior Vice President, Secretary and            11 Greenway Plaza
Jack M. Fields                       Chief Legal Officer                            Suite 100
Carl Frischling                     Stuart W. Coco                                  Houston, TX 77046-1173
Robert H. Graham                    Vice President                                  SUB-ADVISOR
Gerald J. Lewis                     Melville B. Cox                                 H.S. Dent Advisors, Inc.
Prema Mathai-Davis                  Vice President                                  6515 Gwin Road
Lewis F. Pennock                    Sidney M. Dilgren                               Oakland, CA 94611
Ruth H. Quigley                     Vice President and Treasurer                    TRANSFER AGENT
Louis S. Sklar                      Karen Dunn Kelley                               AIM Investment Services, Inc.
Larry Soll, Ph.D.                   Vice President                                  P.O. Box 4739
Mark H. Williamson                  Edgar M. Larsen                                 Houston, TX 77210-4739
                                    Vice President                                  CUSTODIAN
                                                                                    State Street Bank and Trust Company
                                                                                    225 Franklin Street
                                                                                    Boston, MA 02110-2801
                                                                                    COUNSEL TO THE FUND
                                                                                    Ballard Spahr
                                                                                    Andrews & Ingersoll, LLP
                                                                                    1735 Market Street
                                                                                    Philadelphia, PA 19103-7599
                                                                                    COUNSEL TO THE TRUSTEES
                                                                                    Kramer, Levin, Naftalis & Frankel LLP
                                                                                    919 Third Avenue
                                                                                    New York, NY 10022-3852
                                                                                    DISTRIBUTOR
                                                                                    A I M Distributors, Inc.
                                                                                    11 Greenway Plaza
                                                                                    Suite 100
                                                                                    Houston, TX 77046-1173

             DOMESTIC EQUITY                        INTERNATIONAL/GLOBAL EQUITY                           FIXED INCOME

AIM Aggressive Growth Fund                   AIM Asia Pacific Growth Fund                 TAXABLE
AIM Balanced Fund*                           AIM Developing Markets Fund
AIM Basic Balanced Fund*                     AIM European Growth Fund                     AIM Floating Rate Fund
AIM Basic Value Fund                         AIM European Small Company Fund              AIM High Yield Fund
AIM Blue Chip Fund                           AIM Global Aggressive Growth Fund            AIM Income Fund
AIM Capital Development Fund                 AIM Global Equity Fund(4)                    AIM Intermediate Government Fund
AIM Charter Fund                             AIM Global Growth Fund                       AIM Limited Maturity Treasury Fund
AIM Constellation Fund                       AIM Global Value Fund                        AIM Money Market Fund
AIM Dent Demographic Trends Fund             AIM International Emerging Growth Fund       AIM Short Term Bond Fund
AIM Diversified Dividend Fund                AIM International Growth Fund                AIM Total Return Bond Fund
AIM Emerging Growth Fund                     AIM Trimark Fund                             INVESCO U.S. Government Money Fund
AIM Large Cap Basic Value Fund               INVESCO International Core Equity Fund(5)
AIM Large Cap Growth Fund                                                                 TAX-FREE
AIM Libra Fund                                             SECTOR EQUITY
AIM Mid Cap Basic Value Fund                                                              AIM High Income Municipal Fund
AIM Mid Cap Core Equity Fund(1)              AIM Global Health Care Fund                  AIM Municipal Bond Fund
AIM Mid Cap Growth Fund                      AIM Real Estate Fund                         AIM Tax-Exempt Cash Fund
AIM Opportunities I Fund                     INVESCO Advantage Health Sciences Fund       AIM Tax-Free Intermediate Fund
AIM Opportunities II Fund                    INVESCO Energy Fund
AIM Opportunities III Fund                   INVESCO Financial Services Fund              AIM ALLOCATION SOLUTIONS
AIM Premier Equity Fund                      INVESCO Gold & Precious Metals Fund
AIM Select Equity Fund                       INVESCO Health Sciences Fund                 AIM Aggressive Allocation Fund
AIM Small Cap Equity Fund(2)                 INVESCO Leisure Fund                         AIM Conservative Allocation Fund
AIM Small Cap Growth Fund(3)                 INVESCO Multi-Sector Fund                    AIM Moderate Allocation Fund
AIM Trimark Endeavor Fund                    INVESCO Technology Fund
AIM Trimark Small Companies Fund             INVESCO Utilities Fund
AIM Weingarten Fund
INVESCO Core Equity Fund
INVESCO Dynamics Fund
INVESCO Mid-Cap Growth Fund
INVESCO Small Company Growth Fund
INVESCO S&P 500 Index Fund
INVESCO Total Return Fund*

* Domestic equity and income fund

CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY. FOR THIS AND OTHER IMPORTANT INFORMATION ABOUT AIM AND INVESCO FUNDS, OBTAIN A PROSPECTUS FROM YOUR FINANCIAL ADVISOR OR AIMINVESTMENTS.COM AND READ IT THOROUGHLY BEFORE INVESTING.

(1) As of the close of business on February 27, 2004, AIM Mid Cap Core Equity Fund is available to new investors on a limited basis. For information on who may continue to invest in AIM Mid Cap Core Equity Fund, please contact your financial advisor. (2) AIM Small Cap Equity Fund was closed to most investors on December 19, 2003. For information on who may continue to invest in AIM Small Cap Equity Fund, please contact your financial advisor. (3) AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor. (4) Effective March 31, 2004, AIM Global Trends Fund was renamed AIM Global Equity Fund. (5) Effective November 24, 2003, INVESCO International Blue Chip Value Fund was renamed INVESCO International Core Equity Fund.

   If used after July 20, 2004, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $148 billion in assets for approximately 11 million shareholders, including individual investors, corporate clients and financial institutions. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $381 billion in assets under management. Data as of March 31, 2004.

                               AIMinvestments.com

                                                                       DDT-SAR-1

                                     YOUR GOALS. OUR SOLUTIONS.--Registered Trademark--
---------------------------------------------------------------------------------------
Mutual   Retirement  Annuities  College  Separately   Offshore  Alternative  Cash              [AIM INVESTMENTS LOGO APPEARS HERE]
Funds    Products               Savings  Managed      Products  Investments  Management                    --Servicemark--
                                Plans    Accounts
---------------------------------------------------------------------------------------

                                                   AIM DIVERSIFIED DIVIDEND FUND
                              Semiannual Report to Shareholders o April 30, 2004

                                 [COVER IMAGE]

YOUR GOALS. OUR SOLUTIONS.                   [AIM INVESTMENTS LOGO APPEARS HERE]
--Registered Trademark--                                --Servicemark--

====================================================================================================================================
AIM DIVERSIFIED DIVIDEND FUND SEEKS TO PROVIDE GROWTH OF CAPITAL AND, SECONDARILY, CURRENT INCOME.
====================================================================================================================================

o Unless otherwise stated, information presented is as of 4/30/04 and is based on total net assets.

ABOUT SHARE CLASSES                          ABOUT INDEXES USED IN THIS REPORT             OTHER INFORMATION
o Effective 9/30/03, Class B shares are      o The unmanaged Standard & Poor's             o Industry classifications used in this
not available as an investment for           Composite Index of 500 Stocks (the S&P        report are generally according to the
retirement plans maintained pursuant to      500--Registered Trademark-- Index) is an      Global Industry Classification Standard,
Section 401 of the Internal Revenue Code,    index of common stocks frequently used as     which was developed by and is the
including 401(k) plans, money purchase       a general measure of U.S. stock market        exclusive property and a service mark of
pension plans and profit sharing plans.      performance.                                  Morgan Stanley Capital International Inc.
Plans that have existing accounts                                                          and Standard & Poor's.
invested in Class B shares will continue     o The unmanaged Lipper Large-Cap Core
to be allowed to make additional             Fund Index represents an average of the       o Bloomberg, Inc. is a well-known
purchases.                                   performance of the 30 largest                 independent financial research and
                                             large-capitalization core equity funds        reporting firm.
PRINCIPAL RISKS OF INVESTING IN THE FUND     tracked by Lipper, Inc., an independent
o International investing presents           mutual fund performance monitor.              o The returns shown in the Management's
certain risks not associated with                                                          Discussion of Fund Performance are based
investing solely in the United States.       o The unmanaged Russell 1000--Registered      on net asset values calculated for
These include risks relating to              Trademark-- Index represents the              shareholder transactions. Generally
fluctuations in the value of the U.S.        performance of the stocks of                  accepted accounting principles require
dollar relative to the values of other       large-capitalization companies.               adjustments to be made to the net assets
currencies, the custody arrangements made                                                  of the fund at period end for financial
for the fund's foreign holdings,             o The unmanaged MSCI World Index tracks       reporting purposes, and as such, the net
differences in accounting, political         the performance of approximately 50           asset value for shareholder transactions
risks and the lesser degree of public        countries covered by Morgan Stanley           and the returns based on the net asset
information required to be provided by       Capital International that are considered     values may differ from the net asset
non-U.S. companies. The fund may invest      developed markets.                            values and returns reported in the
up to 25% of its assets in the securities                                                  Financial Highlights.
of non-U.S. issuers.                         o The fund is not managed to track the
                                             performance of any particular index,          A description of the policies and
o The fund may participate in the initial    including the indexes defined here, and       procedures that the fund uses to
public offering (IPO) market in some         consequently, the performance of the fund     determine how to vote proxies relating to
market cycles. Because of the fund's         may deviate significantly from the            portfolio securities is available without
small asset base, any investment the fund    performance of the indexes.                   charge, upon request, by calling
may make in IPOs may significantly affect                                                  800-959-4246, or on the AIM Web site,
the fund's total return. As the fund's       o A direct investment cannot be made in       AIMinvestments.com.
assets grow, the impact of IPO               an index. Unless otherwise indicated,
investments will decline, which may          index results include reinvested
reduce the effect of IPO investments on      dividends, and they do not reflect sales
the fund's total return.                     charges. Performance of an index of funds
                                             reflects fund expenses; performance of a
                                             market index does not.

=====================================================                                      THIS REPORT MUST BE ACCOMPANIED OR
NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE                                      PRECEDED BY A CURRENTLY EFFECTIVE FUND
=====================================================                                      PROSPECTUS, WHICH CONTAINS MORE COMPLETE
                                                                                           INFORMATION, INCLUDING SALES CHARGES AND
                                                                                           EXPENSES. READ IT CAREFULLY BEFORE YOU
                                                                                           INVEST.

AIMinvestments.com

TO OUR SHAREHOLDERS

                    DEAR FELLOW SHAREHOLDER IN THE AIM FAMILY OF
                    FUNDS--Registered Trademark--:

[PHOTO OF           For most of the six-month period covered by this report,
ROBERT H.           major stock market indexes delivered positive performance as
GRAHAM]             economies strengthened both here and abroad. In the United
                    States, gross domestic product steadily improved, while
ROBERT H. GRAHAM    overseas, economic recovery took hold, especially in Asia.
                    In March and April, however, markets lagged as concerns arose about geopolitical events and the possibility that the U.S. Federal Reserve may raise interest rates.

                       Additionally, what's known as a sector rotation took
                    place. During much of 2003, the information technology sector was the favorite of U.S. and foreign investors. The sector's performance turned negative early in 2004, however, as investors switched to more defensive sectors they tend to favor when conditions seem uncertain. For the last month of the reporting period, only three sectors of the 10 in the S&P 500 Index produced positive returns, including health care and consumer staples. The third positive sector was energy, riding the wave of rising oil and gas prices. Stocks in the MSCI World Index displayed a similar performance pattern, reflecting the global nature of the rotation.

THE CASE FOR MUTUAL FUND INVESTING

A period like the one covered by this report is a prime argument for the long-term perspective mutual fund companies always advocate. As we have said on many occasions, no one can consistently predict how markets will perform. And because markets can move with such abruptness, missing out on a few of the best days in the market can diminish your long-term results significantly. Staying invested, we believe, is the best strategy.

   The market volatility experienced over the past six months is also a powerful argument for the diversification offered by mutual funds. For a modest initial investment, mutual fund shareholders can diversify across asset classes, regions, investment styles and market capitalizations. Diversification can offer protection during market downturns because a portfolio made up of a broad spectrum of investments will not bear the full brunt of the decline in any particular security, market, or sector.

VISIT AIMINVESTMENTS.COM FOR REGULATORY UPDATES

For the latest information about ongoing regulatory matters, including proposed rules and regulations regarding the mutual fund industry, please visit our Web site, AIMinvestments.com. We continue to post updates as information becomes available. We also encourage you to visit our Web site for general investing information, performance updates on our funds, and market and economic commentary from our financial experts.

   For information on how your fund performed and was managed during the six months covered by this report, please read your fund managers' discussion on the following pages. We hope you find it informative.

   As always, AIM is committed to building solutions for your investment goals, and we thank you for your continued participation in AIM Investments. If you have any questions, please contact our Client Service representatives at 800-959-4246.

Sincerely,

/s/ ROBERT H. GRAHAM
------------------------
Robert H. Graham
Chairman and President
May 26, 2004

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

FUND SHIFTS TO DEFENSIVE HOLDINGS IN                                                       S&P 500 Index rose by an average of
IMPROVING ECONOMY                                                                          29.8%.

For the six months ended April 30, 2004,     government fueled the first-quarter gain.        The unemployment rate remained
AIM Diversified Dividend Fund Class A                                                      relatively stable and stood at 5.6% at
shares returned 10.60% at net asset             The S&P 500 Index declined during the      the end of April. The job market improved
value. (Had the effects of front-end         final two months of the reporting period      as non-farm jobs rose from 83,000 in
sales charges been included, returns         amid concern that the Federal Reserve         February to 353,000 in March and 346,000
would have been lower.) Performance for      (the Fed) would raise interest rates. The     in April.
other class shares can be found on page      Fed, however, kept the short-term federal
3. The fund outperformed both the S&P 500    funds rate at 1.00%, its lowest level
Index, which returned 6.27%, and the         since 1958.                                   YOUR FUND
Russell 1000 Index, which returned 6.11%.
We believe the fund outperformed because        Throughout the reporting period,           AIM Diversified Dividend Fund
of our focus on yield and total return       investors tended to favor small-cap           outperformed during the reporting period
supported by careful stock selection.        stocks, which historically have been the      by adhering to the investment strategy
                                             first to rebound during economic              adopted in May 2003: We believe that
                                             recoveries. In addition, value stocks         attractively valued, financially strong
MARKET CONDITIONS                            generally outperformed growth stocks.         companies that pay dividends are likely
                                                                                           to outperform over the long term with
The economic recovery and strong equity         Energy, with a return of 22.20%, was       less volatility. In line with this
market rally continued throughout the        the best-performing sector of the S&P 500     philosophy, we have constructed a
reporting period, as news of gross           during the reporting period, followed by      portfolio of stocks with characteristics
domestic product (GDP) growth, improved      telecommunication services and health         that, in our opinion, could support
corporate profitability, productivity        care, with returns of 13.10% and 10.37%       consistent or increasing dividends in the
gains and accelerating employment all        respectively. Information technology,         future. We believe this portfolio can
appeared to boost investor confidence.       consumer discretionary and financials         serve as a centerpiece for investors'
                                             were the weakest performers. With the         investment allocation.
   The GDP, widely regarded as the           exception of information technology, all
broadest measure of the nation's economy,    sectors posted gains over the six-month          Throughout the reporting period, we
expanded at an annualized rate of 4.1%       period.                                       modestly increased the defensive
during the final quarter of 2003 and 4.4%                                                  positioning of the portfolio by adding to
during the first quarter of 2004.               Corporate earnings generally improved      our consumer staples and health care
Consumer spending and increased defense      during the reporting period. According to     holdings and reducing our investments in
expenditures by the federal                  Bloomberg, a well-known independent           the more cyclical consumer discretionary
                                             financial research and reporting firm,        and materials sectors. The fund also
                                             year-over-year fourth-quarter earnings of     reduced its holdings in the financials
                                             companies included in the                     sector.

                                                                                              The fund remained significantly
                                                                                           under-weight in information technology,
                                                                                           which proved to be the weakest-performing
                                                                                           sector in

====================================================================================================================================

TOP 10 EQUITY HOLDINGS*                       TOP 10 INDUSTRIES*                                 PORTFOLIO COMPOSITION BY SECTOR
 1. Masco Corp.                        2.5%    1. Pharmaceuticals                       10.5%
 2. Illinois Tool Works Inc.           2.2     2. Integrated Oil & Gas                   7.3                    [PIE CHART]
 3. Bank of America Corp.              2.1     3. Industrial Machinery                   5.6     Financials                   19.2%
 4. First Data Corp.                   2.0     4. Packaged Foods                         5.0     Health Care                  14.2%
 5. Citigroup Inc.                     1.9     5. Diversified Banks                      4.3     Industrials                  13.9%
 6. Fannie Mae                         1.8     6. Electric Utilities                     4.1     Consumer Staples             10.6%
 7. Exxon Mobil Corp.                  1.8     7  Data Processing & Outsourced Services  3.7     Cash & Other                 42.1%
 8. Exelon Corp.                       1.8     8. Health Care Equipment                  3.7
 9. Automatic Data Processing, Inc.    1.7     9. Property & Casualty Insurance          3.5
10. Baxter International Inc.          1.7    10. Thrifts & Mortgage Finance             2.8

*Excludes money market fund holdings.
The fund's holdings are subject to change,    TOTAL NUMBER OF HOLDINGS*                   95
and there is no assurance that the fund       TOTAL NET ASSETS                 $76.8 million
will continue to hold any particular
security.
====================================================================================================================================

the S&P 500 Index. This sector had the       integrated self-service delivery systems                         MEGGAN M. WALSH
lowest dividend yield of any of the S&P      and services, including automated teller                         Ms. Walsh, Chartered
500 sectors and contains many companies      machines. A weak spending environment,          [WALSH           Financial Analyst,
that do not meet our criteria because of     pricing pressure and delayed adoption of        PHOTO]           is the lead
negligible cash flow and low returns on      its electronic voting machines all had a                         portfolio manager of
capital.                                     negative impact on the company's growth                          AIM Diversified
                                             prospects, and we have since sold this        Dividend Fund. She has been in the
   The fund posted positive returns in       holding in favor of more attractive           investment industry since 1987, and she
all major sectors during the reporting       opportunities. Also detracting from           joined AIM in 1991. Ms. Walsh received a
period. Consumer staples, financials and     performance was Wyeth, a global               B.S. in finance from the University of
energy contributed most to fund returns,     pharma-ceutical and health care products      Maryland and an M.B.A. from Loyola.
followed by industrials and health care.     company that faced increased financial
The fund outperformed in every sector        risk related to its ongoing diet drug         Assisted by the Diversified Dividend Team
except telecommunications services and       litigation. Other negative contributors
utilities; both sectors, however, made a     included global financial services
positive contribution to overall fund        company Morgan Stanley, risk and
performance.                                 insurance services firm Marsh & McLennan
                                             and computer manufacturer
   In terms of holdings, a top               Hewlett-Packard.
contributor to fund performance was
Pentair, a diversified manufacturer of       IN CLOSING
tools, water storage products and
protective coverings, which experienced      Throughout the reporting period, the fund
significant earnings improvement and         was positioned in line with its mandate.
announced plans to sell its slower-growth    The fund emphasized holdings of companies
tools division and focus more on its         with dividends that are supported by
higher-return water storage business.        significant and relatively predictable
Another strong contributor was Kellogg       cash flow and had exposure to all broad
Company, the worldwide manufacturer and      market sectors. We are pleased that our
marketer of ready-to-eat cereals, which      strategy produced positive results, and
benefited from key initiatives focused on    we appreciate your continued investment
sales growth, margin expansion and           in AIM Diversified Dividend Fund.
improved cash generation. Private
mortgage insurance company MGIC,
Occidental Petroleum and Exxon Mobil also
numbered among the top five contributors.

   Stocks that detracted from performance      See important fund and index
included Diebold, Inc., which provides        disclosures inside front cover.


========================================================================================

PORTFOLIO COMPOSITION BY MARKET           FUND VS. INDEXES
CAPITALIZATION*
                                          Total returns, 10/31/03-4/30/04,
Based on total investments                excluding applicable front-end or
                                          contingent deferred sales charges. If
               [PIE CHART]                sales charges were included, returns
Large-Cap                    76.7%        would be lower.
Mid-Cap                      20.5%
Small-Cap                     2.8%        CLASS A SHARES                         10.60%

                                          CLASS B SHARES                         10.22

                                          CLASS C SHARES                         10.23

                                          S&P 500 Index
                                          (BROAD MARKET AND STYLE-SPECIFIC INDEX) 6.27

                                          RUSSELL 1000 INDEX
                                          (STYLE SPECIFIC INDEX)                  6.11

                                          LIPPER LARGE-CAP CORE FUND INDEX
                                          (PEER GROUP INDEX)                      5.09

                                          Source: Lipper, Inc.

 Market capitalization as defined by      Past performance cannot guarantee
 Lipper, Inc.                             comparable future results.
========================================================================================   [RIGHT ARROW GRAPHIC]

                                                                                           FOR A PRESENTATION OF YOUR FUND'S
                                                                                           LONG-TERM PERFORMANCE RECORD,
                                                                                           PLEASE TURN THE PAGE.

LONG-TERM PERFORMANCE

YOUR FUND'S LONG-TERM PERFORMANCE

Below you will find a presentation of your fund's long-term performance record for periods ended 4/30/04, the close of the six-month period covered by this report. As required by industry regulations, we also present long-term performance for periods ended 3/31/04, the most recent calendar quarter-end.

Please read the important disclosure accompanying these tables, which explains how fund performance is calculated and the sales charges, if any, that apply to the share class in which you are invested.

====================================================================================================================================

AVERAGE ANNUAL TOTAL RETURNS                 AVERAGE ANNUAL TOTAL RETURNS                 Class A share performance reflects the
As of 4/30/04, including applicable          As of 3/31/04, including applicable       maximum 5.50% sales charge, and Class B
sales charges                                sales charges                             and Class C share performance reflects
CLASS A SHARES                               CLASS A SHARES                            the applicable contingent deferred sales
Inception (12/31/01)       3.22%             Inception (12/31/01)       3.02%          charge (CDSC) for the period involved.
1 Year                    21.18              1 Year                    28.67           The CDSC on Class B shares declines from
                                                                                       5% beginning at the time of purchase to
CLASS B SHARES                               CLASS B SHARES                            0% at the beginning of the seventh year.
Inception (12/31/01)       3.84%             Inception (12/31/01)       3.69%          The CDSC on Class C shares is 1% for the
1Year                     22.34              1 Year                    30.29           first year after purchase. The
                                                                                       performance of the fund's share classes
CLASS C SHARES                               CLASS C SHARES                            will differ due to different sales charge
Inception (12/31/01)       5.02%             Inception (12/31/01)       4.91%          structures and class expenses.
1 Year                    26.37              1 Year                    34.17
                                                                                          Had the advisor not waived fees and/or
                                             The performance data quoted represent     reimbursed expenses, performance would
                                             past performance and cannot guarantee     have been lower.
                                             comparable future results; current
                                             performance may be lower or higher.
                                             Please visit AIMinvestments.com for the
                                             most recent month-end performance.
                                             Performance figures reflect reinvested
                                             distributions, changes in net asset value
                                             and the effect of the maximum sales
                                             charge unless otherwise stated.
                                             Investment return and principal value
                                             will fluctuate so that you may have a
                                             gain or loss when you sell shares.

====================================================================================================================================

                                                                                           [ARROW
                                                                                           BUTTON    For More Information Visit
                                                                                           IMAGE]       AIMinvestments.com

FINANCIALS

SCHEDULE OF INVESTMENTS

April 30, 2004
(Unaudited)


                                                              MARKET
                                                 SHARES        VALUE
-----------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-93.90%

ADVERTISING-1.41%

Omnicom Group Inc.                                 13,600   $ 1,081,336
=======================================================================

AEROSPACE & DEFENSE-1.64%

Raytheon Co.                                       18,400       593,584
-----------------------------------------------------------------------
United Technologies Corp.                           7,700       664,202
=======================================================================
                                                              1,257,786
=======================================================================

APPAREL RETAIL-0.97%

Limited Brands                                     36,300       749,232
=======================================================================

APPAREL, ACCESSORIES & LUXURY GOODS-1.48%

V. F. Corp.                                        24,700     1,140,152
=======================================================================

APPLICATION SOFTWARE-0.75%

SAP A.G.-ADR (Germany)                             15,500       577,840
=======================================================================

ASSET MANAGEMENT & CUSTODY BANKS-0.53%

Federated Investors, Inc.-Class B                  13,900       408,660
=======================================================================

AUTO PARTS & EQUIPMENT-0.51%

Johnson Controls, Inc.                              7,100       389,506
=======================================================================

BREWERS-0.61%

Anheuser-Busch Cos., Inc.                           9,100       466,284
=======================================================================

BUILDING PRODUCTS-2.45%

Masco Corp.                                        67,300     1,885,073
=======================================================================

COMMUNICATIONS EQUIPMENT-0.52%

Motorola, Inc.                                     22,100       403,325
=======================================================================

COMPUTER HARDWARE-1.21%

Hewlett-Packard Co.                                31,800       626,460
-----------------------------------------------------------------------
International Business Machines Corp.               3,400       299,778
=======================================================================
                                                                926,238
=======================================================================

CONSTRUCTION MATERIALS-0.70%

Lafarge North America Inc.                         12,100       535,425
=======================================================================

DATA PROCESSING & OUTSOURCED SERVICES-3.68%

Automatic Data Processing, Inc.                    29,700     1,301,157
-----------------------------------------------------------------------
First Data Corp.                                   33,600     1,525,104
=======================================================================
                                                              2,826,261
=======================================================================

DISTRIBUTORS-0.93%

Genuine Parts Co.                                  19,900       712,420
=======================================================================

                                                              MARKET
                                                 SHARES        VALUE
-----------------------------------------------------------------------


DIVERSIFIED BANKS-4.26%

Bank of America Corp.                              19,600   $ 1,577,604
-----------------------------------------------------------------------
Comerica Inc.                                       7,800       402,714
-----------------------------------------------------------------------
U.S. Bancorp                                       21,900       561,516
-----------------------------------------------------------------------
Wachovia Corp.                                     16,000       732,000
=======================================================================
                                                              3,273,834
=======================================================================

DIVERSIFIED CHEMICALS-2.42%

Dow Chemical Co. (The)                             18,600       738,234
-----------------------------------------------------------------------
PPG Industries, Inc.                               18,900     1,120,959
=======================================================================
                                                              1,859,193
=======================================================================

DIVERSIFIED COMMERCIAL SERVICES-1.18%

H&R Block, Inc.                                     9,900       446,589
-----------------------------------------------------------------------
Viad Corp.                                         18,500       461,760
=======================================================================
                                                                908,349
=======================================================================

ELECTRIC UTILITIES-3.88%

Entergy Corp.                                      12,400       677,040
-----------------------------------------------------------------------
Exelon Corp.                                       20,300     1,358,882
-----------------------------------------------------------------------
FirstEnergy Corp.                                  13,000       508,300
-----------------------------------------------------------------------
Wisconsin Energy Corp.                             14,000       439,600
=======================================================================
                                                              2,983,822
=======================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-2.20%

Cooper Industries, Ltd.-Class A (Bermuda)           8,700       477,717
-----------------------------------------------------------------------
Emerson Electric Co.                               20,200     1,216,444
=======================================================================
                                                              1,694,161
=======================================================================

FOOTWEAR-0.54%

NIKE, Inc.-Class B                                  5,800       417,310
=======================================================================

HEALTH CARE EQUIPMENT-3.66%

Bard (C.R.), Inc.                                   7,500       797,025
-----------------------------------------------------------------------
Baxter International Inc.                          40,600     1,284,990
-----------------------------------------------------------------------
Becton, Dickinson & Co.                            14,500       732,975
=======================================================================
                                                              2,814,990
=======================================================================

HOME IMPROVEMENT RETAIL-1.08%

Home Depot, Inc. (The)                             23,500       826,965
=======================================================================

HOUSEHOLD APPLIANCES-0.68%

Snap-on Inc.                                       15,400       520,212
=======================================================================

HOUSEHOLD PRODUCTS-0.77%

Kimberly-Clark Corp.                                9,100       595,595
=======================================================================


                                                              MARKET
                                                 SHARES        VALUE
-----------------------------------------------------------------------

INDUSTRIAL MACHINERY-5.60%

Dover Corp.                                         9,600   $   384,288
-----------------------------------------------------------------------
Eaton Corp.                                         6,500       385,970
-----------------------------------------------------------------------
Illinois Tool Works Inc.                           19,800     1,706,958
-----------------------------------------------------------------------
Ingersoll-Rand Co.-Class A (Bermuda)               11,700       755,235
-----------------------------------------------------------------------
Pentair, Inc.                                      18,000     1,072,620
=======================================================================
                                                              4,305,071
=======================================================================

INSURANCE BROKERS-1.50%

Marsh & McLennan Cos., Inc.                        25,600     1,154,560
=======================================================================

INTEGRATED OIL & GAS-7.33%

BP PLC-ADR (United Kingdom)                         6,200       327,980
-----------------------------------------------------------------------
ChevronTexaco Corp.                                11,100     1,015,650
-----------------------------------------------------------------------
ConocoPhillips                                     11,700       834,210
-----------------------------------------------------------------------
Eni S.p.A. (Italy)(a)                              30,100       611,024
-----------------------------------------------------------------------
Exxon Mobil Corp.                                  32,000     1,361,600
-----------------------------------------------------------------------
Occidental Petroleum Corp.                         20,100       948,720
-----------------------------------------------------------------------
Total S.A. (France)(a)                              2,900       533,381
=======================================================================
                                                              5,632,565
=======================================================================

INTEGRATED TELECOMMUNICATION SERVICES-1.31%

SBC Communications Inc.                            40,300     1,003,470
=======================================================================

INVESTMENT BANKING & BROKERAGE-1.22%

Morgan Stanley                                     18,300       940,437
=======================================================================

LIFE & HEALTH INSURANCE-0.76%

Prudential Financial, Inc.                         13,300       584,402
=======================================================================

MULTI-LINE INSURANCE-1.39%

American International Group, Inc.                  7,000       501,550
-----------------------------------------------------------------------
Hartford Financial Services Group, Inc. (The)       9,300       568,044
=======================================================================
                                                              1,069,594
=======================================================================

MULTI-UTILITIES & UNREGULATED POWER-1.92%

Dominion Resources, Inc.                            9,200       587,052
-----------------------------------------------------------------------
Public Service Enterprise Group Inc.               20,800       892,320
=======================================================================
                                                              1,479,372
=======================================================================

OFFICE SERVICES & SUPPLIES-0.71%

Pitney Bowes Inc.                                  12,400       542,500
=======================================================================

OIL & GAS DRILLING-0.69%

GlobalSantaFe Corp. (Cayman Islands)               20,000       527,400
=======================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-1.86%

Citigroup Inc.                                     29,700     1,428,273
=======================================================================

                                                              MARKET
                                                 SHARES        VALUE
-----------------------------------------------------------------------


PACKAGED FOODS & MEATS-5.01%

General Mills, Inc.                                21,900   $ 1,067,625
-----------------------------------------------------------------------
Hershey Foods Corp.                                 7,200       640,008
-----------------------------------------------------------------------
Kellogg Co.                                        23,000       986,700
-----------------------------------------------------------------------
Sara Lee Corp.                                     50,200     1,158,616
=======================================================================
                                                              3,852,949
=======================================================================

PAPER PACKAGING-1.32%

Bemis Co., Inc.                                    15,200       410,552
-----------------------------------------------------------------------
Sonoco Products Co.                                24,300       604,098
=======================================================================
                                                              1,014,650
=======================================================================

PERSONAL PRODUCTS-1.38%

Avon Products, Inc.                                12,600     1,058,400
=======================================================================

PHARMACEUTICALS-10.53%

Abbott Laboratories                                25,400     1,118,108
-----------------------------------------------------------------------
Bristol-Myers Squibb Co.                           49,900     1,252,490
-----------------------------------------------------------------------
Johnson & Johnson                                  23,600     1,275,108
-----------------------------------------------------------------------
Lilly (Eli) & Co.                                  17,400     1,284,294
-----------------------------------------------------------------------
Merck & Co. Inc.                                   20,900       982,300
-----------------------------------------------------------------------
Pfizer Inc.                                        31,900     1,140,744
-----------------------------------------------------------------------
Wyeth                                              27,200     1,035,504
=======================================================================
                                                              8,088,548
=======================================================================

PROPERTY & CASUALTY INSURANCE-3.45%

ACE Ltd. (Cayman Islands)                          13,300       583,072
-----------------------------------------------------------------------
Chubb Corp. (The)                                   6,800       469,200
-----------------------------------------------------------------------
MBIA Inc.                                           9,800       577,122
-----------------------------------------------------------------------
SAFECO Corp.                                        9,300       407,247
-----------------------------------------------------------------------
St. Paul Cos., Inc. (The)                          15,200       618,184
=======================================================================
                                                              2,654,825
=======================================================================

PUBLISHING-0.87%

McGraw-Hill Cos., Inc. (The)                        8,500       670,310
=======================================================================

REGIONAL BANKS-1.27%

Cullen/Frost Bankers, Inc.                         10,800       467,640
-----------------------------------------------------------------------
KeyCorp                                            17,000       504,900
=======================================================================
                                                                972,540
=======================================================================

RESTAURANTS-0.55%

Outback Steakhouse, Inc.                            9,700       426,121
=======================================================================

SOFT DRINKS-1.60%

Coca-Cola Co. (The)                                 6,500       328,705
-----------------------------------------------------------------------
PepsiCo, Inc.                                      16,500       899,085
=======================================================================
                                                              1,227,790
=======================================================================

SYSTEMS SOFTWARE-1.52%

Microsoft Corp.                                    44,900     1,166,053
=======================================================================


                                                              MARKET
                                                 SHARES        VALUE
-----------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE-2.79%

Fannie Mae                                         19,900   $ 1,367,528
-----------------------------------------------------------------------
MGIC Investment Corp.                              10,500       773,010
=======================================================================
                                                              2,140,538
=======================================================================

TOBACCO-1.26%

Altria Group, Inc.                                 17,500       969,150
=======================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $63,742,043)                           72,163,487
=======================================================================

                                               PRINCIPAL
                                                 AMOUNT

BONDS & NOTES-0.67%

AEROSPACE & DEFENSE-0.11%

Lockheed Martin Corp.-Series A, Medium Term
  Notes, 8.66%, 11/30/06                       $   75,000        84,089
=======================================================================

BROADCASTING & CABLE TV-0.14%

TCI Communications, Inc., Medium Term Notes,
  8.35%, 02/15/05                                 100,000       104,833
=======================================================================

ELECTRIC UTILITIES-0.22%

Kansas City Power & Light Co., Sr. Unsec.
  Notes, 7.13%, 12/15/05                          160,000       171,379
=======================================================================

-----------------------------------------------------------------------
                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE

INTEGRATED TELECOMMUNICATION SERVICES-0.07%

Deutsche Telekom International Finance B.V.
  (Netherlands), Unsec. Gtd. Unsub. Global
  Bonds, 8.25%, 06/15/05                       $   50,000   $    53,345
=======================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-0.13%

General Electric Capital Corp.-Series A,
  Medium Term Global Notes, 2.85%, 01/30/06       100,000       100,675
=======================================================================
    Total Bonds & Notes (Cost $511,742)                         514,321
=======================================================================

                                                 SHARES

MONEY MARKET FUNDS-6.25%

Liquid Assets Portfolio-Institutional
  Class(b)                                      2,400,006     2,400,006
-----------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(b)     2,400,006     2,400,006
=======================================================================
    Total Money Market Funds (Cost
      $4,800,012)                                             4,800,012
=======================================================================
TOTAL INVESTMENTS-100.82% (Cost $69,053,797)                 77,477,820
=======================================================================
OTHER ASSETS LESS LIABILITIES-(0.82%)                          (629,069)
=======================================================================
NET ASSETS-100.00%                                          $76,848,751
_______________________________________________________________________
=======================================================================

Investment Abbreviations:

ADR     - American Depositary Receipt
Gtd.    - Guaranteed
Sr.     - Senior
Unsec.  - Unsecured
Unsub.  - Unsubordinated

Notes to Schedule of Investments:

(a) Security fair valued in accordance with the procedures established by the Board of Trustees. The aggregate market value of these securities at 04/30/04 was $1,144,405, which represented 1.48% of the Fund's total investments. See Note 1A.
(b) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2004
(Unaudited)

ASSETS:

Investments, at market value (cost
  $64,253,785)                                  $72,677,808
-----------------------------------------------------------
Investments in affiliated money market funds
  (cost $4,800,012)                               4,800,012
===========================================================
  Total investments (cost $69,053,797)           77,477,820
===========================================================
Receivables for:
  Fund shares sold                                  464,002
-----------------------------------------------------------
  Dividends and interest                            103,434
-----------------------------------------------------------
  Amount due from advisor                             3,855
-----------------------------------------------------------
Investment for deferred compensation and
  retirement plans                                    7,140
-----------------------------------------------------------
Other assets                                         24,516
===========================================================
    Total assets                                 78,080,767
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Investments purchased                           1,035,306
-----------------------------------------------------------
  Fund shares reacquired                             64,647
-----------------------------------------------------------
  Deferred compensation and retirement plans          7,140
-----------------------------------------------------------
Accrued distribution fees                            42,181
-----------------------------------------------------------
Accrued trustees' fees                                  943
-----------------------------------------------------------
Accrued transfer agent fees                          30,445
-----------------------------------------------------------
Accrued operating expenses                           51,354
===========================================================
    Total liabilities                             1,232,016
===========================================================
Net assets applicable to shares outstanding     $76,848,751
___________________________________________________________
===========================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                   $67,171,127
-----------------------------------------------------------
Undistributed net investment income                 (32,108)
-----------------------------------------------------------
Undistributed net realized gain from
  investment securities, foreign currencies
  and option contracts                            1,285,667
-----------------------------------------------------------
Unrealized appreciation of investment
  securities and foreign currencies               8,424,065
===========================================================
                                                $76,848,751
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                         $35,357,886
___________________________________________________________
===========================================================
Class B                                         $31,922,068
___________________________________________________________
===========================================================
Class C                                         $ 9,568,797
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                           3,138,592
___________________________________________________________
===========================================================
Class B                                           2,858,123
___________________________________________________________
===========================================================
Class C                                             857,707
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                     $     11.27
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $11.27 divided
      by 94.50%)                                $     11.93
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per share  $     11.17
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per share  $     11.16
___________________________________________________________
===========================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the six months ended April 30, 2004
(Unaudited)

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $546)            $  683,189
------------------------------------------------------------------------
Dividends from affiliated money market funds                      20,415
------------------------------------------------------------------------
Interest                                                          10,031
========================================================================
    Total investment income                                      713,635
========================================================================

EXPENSES:

Advisory fees                                                    238,840
------------------------------------------------------------------------
Administrative services fees                                      24,864
------------------------------------------------------------------------
Custodian fees                                                    14,354
------------------------------------------------------------------------
Distribution fees:
  Class A                                                         51,677
------------------------------------------------------------------------
  Class B                                                        132,127
------------------------------------------------------------------------
  Class C                                                         38,679
------------------------------------------------------------------------
Transfer agent fees                                               85,341
------------------------------------------------------------------------
Trustees' fees                                                     6,282
------------------------------------------------------------------------
Other                                                             65,708
========================================================================
    Total expenses                                               657,872
========================================================================
Less: Fees waived and expense offset arrangements               (228,301)
========================================================================
    Net expenses                                                 429,571
========================================================================
Net investment income                                            284,064
========================================================================

REALIZED AND UNREALIZED GAIN FROM INVESTMENT SECURITIES,
  FOREIGN CURRENCIES AND OPTION CONTRACTS:

Net realized gain from:
  Investment securities                                        1,943,408
------------------------------------------------------------------------
  Foreign currencies                                               3,020
------------------------------------------------------------------------
  Option contracts written                                         9,626
========================================================================
                                                               1,956,054
========================================================================
Change in net unrealized appreciation of:
  Investment securities                                        3,517,851
------------------------------------------------------------------------
  Foreign currencies                                                  28
========================================================================
                                                               3,517,879
========================================================================
Net gain from investment securities, foreign currencies and
  option contracts                                             5,473,933
========================================================================
Net increase in net assets resulting from operations          $5,757,997
________________________________________________________________________
========================================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended April 30, 2004 and the year ended October 31, 2003 (Unaudited)

                                                               APRIL 30,     OCTOBER 31,
                                                                 2004           2003
----------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $   284,064    $    85,307
----------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies and option contracts                     1,956,054       (463,512)
----------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities and foreign currencies                           3,517,879      6,127,078
========================================================================================
    Net increase in net assets resulting from operations        5,757,997      5,748,873
========================================================================================
Distributions to shareholders from net investment income:
  Class A                                                        (196,161)       (67,755)
----------------------------------------------------------------------------------------
  Class B                                                         (89,903)       (14,134)
----------------------------------------------------------------------------------------
  Class C                                                         (26,722)        (3,436)
========================================================================================
    Decrease in net assets resulting from distributions          (312,786)       (85,325)
========================================================================================
Share transactions-net:
  Class A                                                      10,460,715     11,899,583
----------------------------------------------------------------------------------------
  Class B                                                       8,075,850     12,028,596
----------------------------------------------------------------------------------------
  Class C                                                       3,062,150      4,163,744
========================================================================================
    Net increase in net assets resulting from share
     transactions                                              21,598,715     28,091,923
========================================================================================
    Net increase in net assets                                 27,043,926     33,755,471
========================================================================================

NET ASSETS:

Beginning of period                                            49,804,825     16,049,354
========================================================================================
End of period (including undistributed net investment income
  of $(32,108) and $(3,386) for 2004 and 2003, respectively)  $76,848,751    $49,804,825
________________________________________________________________________________________
========================================================================================

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

April 30, 2004
(Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Diversified Dividend Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of fifteen separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's primary investment objective is growth of capital with a secondary objective of current income. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, the Fund's officers, trustees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE"). Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis.

     Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

       Brokerage commissions and mark ups are considered transactions costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

C. DISTRIBUTIONS -- Distributions from income are declared and paid quarterly and are recorded on ex-dividend date. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

H. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the first $1 billion of the Fund's average daily net assets, plus 0.70% of the next $1 billion of the Fund's average daily net assets, plus 0.625% of the Fund's average daily net assets in excess of $2 billion. The Fund's advisor has contractually agreed to waive advisory fees or reimburse expenses of Class A, Class B and Class C shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Class A shares to 1.50%. In addition, the Fund's advisor has voluntarily agreed to waive advisory fees or reimburse expenses of Class A, Class B and Class C shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) to 1.00%, 1.65% and 1.65%, respectively. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the caps stated above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), as defined in the Financial Accounting Standard's Board's Generally Accepted Accounting Principles or as approved by the Fund's board of trustees;
(v) expenses related to a merger or reorganization, as approved by the Fund's board of trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. The contractual expense limitation agreement is in effect through October 31, 2004. During periods of fee waivers and reimbursements to the extent the annualized expense ratio does not exceed the contractual limit for the period committed, AIM will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. For the six months ended April 30, 2004, AIM waived fees of $227,865.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2004, AIM was paid $24,864 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI"), formerly known as A I M Fund Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. During the six months ended April 30, 2004, AISI retained $37,433 for such services.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B or Class C shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the six months ended April 30, 2004, the Class A, Class B and Class C shares paid $51,677, $132,127 and $38,679, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended April 30, 2004, AIM Distributors advised the Fund that it retained $33,045 in front-end sales commissions from the sale of Class A shares and $18, $162 and $735 from Class A, Class B and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.


NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order the Securities and Exchange Commission ("SEC") and approved procedures by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. Each day the prior day's balance invested in the affiliated money market fund is redeemed in full and a new purchase amount is submitted to invest the current day's available cash. The table below shows the transactions in and earnings from investments in affiliated money market funds for the period ended April 30, 2004.

                                                                             UNREALIZED
                          MARKET VALUE     PURCHASES        PROCEEDS        APPRECIATION     MARKET VALUE    DIVIDEND     REALIZED
FUND                        10/31/03        AT COST        FROM SALES      (DEPRECIATION)      04/30/04       INCOME     GAIN (LOSS)
------------------------------------------------------------------------------------------------------------------------------------
Liquid Assets Portfolio-
  Institutional Class      $1,615,482     $ 8,345,210     $ (7,560,686)        $   --         $2,400,006     $10,348       $   --
------------------------------------------------------------------------------------------------------------------------------------
STIC Prime Portfolio-
  Institutional Class       1,615,482       8,345,210       (7,560,686)            --          2,400,006      10,067           --
====================================================================================================================================
    Total                  $3,230,964     $16,690,420     $(15,121,372)        $   --         $4,800,012     $20,415       $   --
____________________________________________________________________________________________________________________________________
====================================================================================================================================

NOTE 4--EXPENSE OFFSET ARRANGEMENTS

Indirect expenses under expense offset arrangements are comprised of transfer agency credits resulting from balances in Demand Deposit Accounts (DDA) used by the transfer agency for clearing shareholder transactions and custodian credits resulting from periodic overnight cash balances at the custodian. For the six months ended April 30, 2004, the Fund received reductions in transfer agency fees from AISI (an affiliate of AIM) of $436 under an expense offset arrangement, which resulted in a reduction of the Fund's total expenses of $436.

NOTE 5--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds and INVESCO Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the six months ended April 30, 2004, the Fund paid legal fees of $2,345 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the six months ended April 30, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7--OPTION CONTRACTS WRITTEN

             TRANSACTIONS DURING THE PERIOD
---------------------------------------------------------
                                    CALL OPTION CONTRACTS
                                    ---------------------
                                    NUMBER OF    PREMIUMS
                                    CONTRACTS    RECEIVED
---------------------------------------------------------
Beginning of period                     --       $     --
---------------------------------------------------------
Written                                133         11,703
---------------------------------------------------------
Closed                                (133)       (11,703)
=========================================================
End of period                           --       $     --
_________________________________________________________
=========================================================

NOTE 8--TAX INFORMATION

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be updated at the Fund's fiscal year-end.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to use capital loss carryforward may be limited under the Internal Revenue Code and related regulations.

    The Fund has a capital loss carryforward for tax purposes as of October 31, 2003 which expires as follows:

                                            CAPITAL LOSS
EXPIRATION                                  CARRYFORWARD*
---------------------------------------------------------
October 31, 2010                              $154,832
---------------------------------------------------------
October 31, 2011                               256,585
=========================================================
Total capital loss carryforward               $411,417
_________________________________________________________
=========================================================


* Any capital loss carryforward listed is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the six months ended April 30, 2004 was $30,656,239 and $10,419,955, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities         $8,686,639
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities         (441,595)
==============================================================================
Net unrealized appreciation of investment securities               $8,245,044
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is $69,232,776.


NOTE 10--SHARE INFORMATION

The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Under some circumstances, Class A shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                          CHANGES IN SHARES OUTSTANDING
------------------------------------------------------------------------------------------------------------------
                                                                  SIX MONTHS ENDED               YEAR ENDED
                                                                   APRIL 30, 2004             OCTOBER 31, 2003
                                                              ------------------------    ------------------------
                                                               SHARES        AMOUNT        SHARES        AMOUNT
------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                     1,354,354    $14,869,209    2,036,155    $18,695,942
------------------------------------------------------------------------------------------------------------------
  Class B                                                       965,935     10,585,199    1,811,612     16,607,284
------------------------------------------------------------------------------------------------------------------
  Class C                                                       337,169      3,667,028      599,285      5,518,092
==================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                        16,908        183,308        6,293         61,880
------------------------------------------------------------------------------------------------------------------
  Class B                                                         7,752         83,269        1,275         12,449
------------------------------------------------------------------------------------------------------------------
  Class C                                                         2,291         24,578          324          3,166
==================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                        74,544        828,803       71,889        675,552
------------------------------------------------------------------------------------------------------------------
  Class B                                                       (75,186)      (828,803)     (72,485)      (675,552)
==================================================================================================================
Reacquired:
  Class A                                                      (487,401)    (5,420,605)    (834,757)    (7,533,791)
------------------------------------------------------------------------------------------------------------------
  Class B                                                      (162,188)    (1,763,815)    (439,212)    (3,915,585)
------------------------------------------------------------------------------------------------------------------
  Class C                                                       (57,501)      (629,456)    (152,851)    (1,357,514)
==================================================================================================================
                                                              1,976,677    $21,598,715    3,027,528    $28,091,923
__________________________________________________________________________________________________________________
==================================================================================================================

NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                        CLASS A
                                                               ----------------------------------------------------------
                                                               SIX MONTHS                               DECEMBER 31, 2001
                                                                ENDED                                   (DATE OPERATIONS
                                                               APRIL 30,          YEAR ENDED            COMMENCED) TO
                                                                 2004             OCTOBER 31, 2003      OCTOBER 31, 2002
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $ 10.26               $  8.70                $ 10.00
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                     0.07                  0.06(a)               (0.03)(a)
-------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    1.01                  1.54                  (1.27)
=========================================================================================================================
    Total from investment operations                               1.08                  1.60                  (1.30)
=========================================================================================================================
Less dividends from net investment income                         (0.07)                (0.04)                    --
=========================================================================================================================
Net asset value, end of period                                  $ 11.27               $ 10.26                $  8.70
_________________________________________________________________________________________________________________________
=========================================================================================================================
Total return(b)                                                   10.60%                18.39%                (13.00)%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $35,358               $22,375                $ 7,834
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                 1.00%(c)              1.51%                  1.75%(d)
-------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                              1.72%(c)              2.12%                  4.26%(d)
=========================================================================================================================
Ratio of net investment income (loss) to average net assets        1.24%(c)              0.65%                 (0.34)%(d)
_________________________________________________________________________________________________________________________
=========================================================================================================================
Portfolio turnover rate(e)                                           17%                   72%                    42%
_________________________________________________________________________________________________________________________
=========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $29,691,708.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                                          CLASS B
                                                             ------------------------------------------------------------------
                                                                                                             DECEMBER 31, 2001
                                                               SIX MONTHS                                     (DATE OPERATIONS
                                                                 ENDED                 YEAR ENDED              COMMENCED) TO
                                                             APRIL 30, 2004         OCTOBER 31, 2003          OCTOBER 31, 2002
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $ 10.17                 $  8.65                   $ 10.00
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                     0.03                    0.00(a)                  (0.08)(a)
-------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    1.01                    1.53                     (1.27)
===============================================================================================================================
    Total from investment operations                               1.04                    1.53                     (1.35)
===============================================================================================================================
Less dividends from net investment income                         (0.04)                  (0.01)                       --
===============================================================================================================================
Net asset value, end of period                                  $ 11.17                 $ 10.17                   $  8.65
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Total return(b)                                                   10.22%                  17.67%                   (13.50)%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $31,922                 $21,582                   $ 7,100
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                 1.65%(c)                2.16%                     2.40%(d)
-------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                              2.37%(c)                2.77%                     4.91%(d)
===============================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                           0.59%(c)                0.00%                    (0.99)%(d)
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Portfolio turnover rate(e)                                           17%                     72%                       42%
_______________________________________________________________________________________________________________________________
===============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $26,570,566.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                                       CLASS C
                                                            --------------------------------------------------------------
                                                                                                         DECEMBER 31, 2001
                                                              SIX MONTHS                                 (DATE OPERATIONS
                                                                ENDED                 YEAR ENDED           COMMENCED) TO
                                                            APRIL 30, 2004         OCTOBER 31, 2003      OCTOBER 31, 2002
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $10.16                  $ 8.65                $ 10.00
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    0.03                    0.00(a)               (0.08)(a)
--------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   1.01                    1.52                  (1.27)
==========================================================================================================================
    Total from investment operations                              1.04                    1.52                  (1.35)
==========================================================================================================================
Less dividends from net investment income                        (0.04)                  (0.01)                    --
==========================================================================================================================
Net asset value, end of period                                  $11.16                  $10.16                $  8.65
__________________________________________________________________________________________________________________________
==========================================================================================================================
Total return(b)                                                  10.23%                  17.55%                (13.50)%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $9,569                  $5,848                $ 1,116
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                1.65%(c)                2.16%                  2.40%(d)
--------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                             2.37%(c)                2.77%                  4.91%(d)
==========================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                          0.59%(c)                0.00%                 (0.99)%(d)
__________________________________________________________________________________________________________________________
==========================================================================================================================
Portfolio turnover rate(e)                                          17%                     72%                    42%
__________________________________________________________________________________________________________________________
==========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $7,778,405.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

NOTE 12--LEGAL PROCEEDINGS


Your Fund's investment advisor, A I M Advisors, Inc. ("AIM"), is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. ("IFG"), was formerly the investment advisor to the INVESCO Funds. AIM succeeded IFG as the investment advisor to the INVESCO Funds other than INVESCO Variable Investment Funds, Inc. ("IVIF") on November 25, 2003, and succeeded IFG as the investment advisor to IVIF on April 30, 2004.

  The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to a wide range of issues, including issues of "market timing" and "late trading." Both AIM and IFG are the subject of a number of such inquiries, as described below.

Regulatory Actions and Inquiries Concerning IFG

On December 2, 2003 each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against IFG and Raymond R. Cunningham, in his capacity as the Chief Executive Officer of IFG. Mr. Cunningham also currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc. ("AIM Management"), the parent of AIM, and the position of Senior Vice President of AIM. As of April 23, 2004, Mr. Cunningham was granted a voluntary administrative leave of absence with pay. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings.

  The SEC complaint alleges that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

  The NYAG and Colorado complaints made substantially similar allegations. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief; civil monetary penalties; and other relief.

  In addition, IFG has received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and other related issues concerning the INVESCO Funds. These regulators include the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, the Office of the Secretary of State for West Virginia, the Colorado Securities Division and the Bureau of Securities of the State of New Jersey. IFG has also received more limited inquiries from the United States Department of Labor ("DOL"), the NASD, Inc. ("NASD"), the SEC and the United States Attorney's Office for the Southern District of New York concerning certain specific INVESCO Funds, entities and/or individuals. IFG is providing full cooperation with respect to these inquiries.

Regulatory Inquiries Concerning AIM

AIM has also received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and other related issues concerning the AIM Funds. AIM has received requests for information and documents concerning these and related matters from the SEC, the Massachusetts Secretary of the Commonwealth, the Office of the State Auditor for the State of West Virginia and the Department of Banking for the State of Connecticut. In addition, AIM has received subpoenas concerning these and related matters from the NYAG, the United States Attorney's Office for the District of Massachusetts, the Commissioner of Securities for the State of Georgia, the Office of the Secretary of State for West Virginia and the Bureau of Securities of the State of New Jersey. AIM has also received more limited inquiries from the DOL, the NASD, the SEC and the United States Attorney's Office for the Southern District of New York concerning certain specific AIM Funds, entities and/or individuals. AIM is providing full cooperation with respect to these inquiries.

Response of AMVESCAP

AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. In addition, AMVESCAP has retained separate outside counsel to undertake a comprehensive review of AIM's and IFG's policies, procedures and practices, with the objective that they rank among the most effective in the fund industry. At the direction of the trustees of the AIM and INVESCO Funds, AMVESCAP will pay all of the expenses incurred by the AIM and INVESCO Funds related to market timing, including expenses incurred in connection with the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM.

  For the period ended April 30, 2004, AMVESCAP has assumed $15,584 of expenses incurred by the Fund in connection with these matters, including legal, audit, shareholder servicing, communication and trustee expenses.

  There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, including but not limited to A I M Capital Management, Inc., AIM Funds Management Inc., INVESCO Global Asset Management (N.A.), Inc., INVESCO Institutional (N.A.), Inc. ("IINA") and INVESCO Senior Secured Management, Inc., from serving as an investment advisor to any investment company registered under the Investment Company Act of 1940 (a "registered investment company"), including the Fund. The Fund has been informed by AIM that, if AIM is so barred, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There can be no assurance that such exemptive relief will be granted. Any settlement with the regulators could also include terms which would bar Mr. Cunningham from serving as an officer or director of any registered investment company.

Private Actions Alleging Market Timing

Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities and certain of their officers, including Mr. Cunningham) making allegations substantially similar to the allegations in the regulatory complaints against IFG described above. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violation of various provisions of the Federal and state securities laws;
(ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA"); (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees.

  IFG has removed certain of the state court proceedings to Federal District Court. The Judicial Panel on Multidistrict Litigation (the "Panel") has ruled that all actions pending in Federal court that allege market timing and/or late trading be transferred to the United States District Court for the District of Maryland for coordinated pre-trial proceedings. Some of the cases against IFG and the other AMVESCAP defendants have already been transferred to the District of Maryland in accordance with the Panel's directive. AIM and IFG anticipate that in time most or all of the actions pending against them and the other AMVESCAP defendants alleging market timing and/or late trading will be transferred to the multidistrict litigation.

Other Private Actions

Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, IINA, A I M Distributors, Inc. ("AIM Distributors") and INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in both Federal and state courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees.

  Certain other civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG and AIM) alleging that certain AIM and INVESCO Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

  Additional lawsuits or regulatory actions arising out of the circumstances above and presenting similar allegations and requests for relief may be served or filed against the Fund, IFG, AIM, AIM Management, IINA, AIM Distributors, INVESCO Distributors, AMVESCAP and related entities and individuals in the future.

  As a result of the above developments, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the matters described above may have on the Fund or AIM.

OTHER INFORMATION

TRUSTEES AND OFFICERS

BOARD OF TRUSTEES                 OFFICERS                                      OFFICE OF THE FUND
Bob R. Baker                      Robert H. Graham                              11 Greenway Plaza
Frank S. Bayley                   Chairman and President                        Suite 100
James T. Bunch                                                                  Houston, TX 77046-1173
Bruce L. Crockett                 Mark H. Williamson
Albert R. Dowden                  Executive Vice President                      INVESTMENT ADVISOR
Edward K. Dunn Jr.                                                              A I M Advisors, Inc.
Jack M. Fields                    Kevin M. Carome                               11 Greenway Plaza
Carl Frischling                   Senior Vice President, Secretary and          Suite 100
Robert H. Graham                   Chief Legal Officer                          Houston, TX 77046-1173
Gerald J. Lewis
Prema Mathai-Davis                Stuart W. Coco                                TRANSFER AGENT
Lewis F. Pennock                  Vice President                                AIM Investment Services, Inc.
Ruth H. Quigley                                                                 P.O. Box 4739
Louis S. Sklar                    Melville B. Cox                               Houston, TX 77210-4739
Larry Soll, Ph.D.                 Vice President
Mark H. Williamson                                                              CUSTODIAN
                                  Sidney M. Dilgren                             State Street Bank and Trust Company
                                  Vice President and Treasurer                  225 Franklin Street
                                                                                Boston, MA 02110-2801
                                  Karen Dunn Kelley
                                  Vice President                                COUNSEL TO THE FUND
                                                                                Ballard Spahr
                                  Edgar M. Larsen                               Andrews & Ingersoll, LLP
                                  Vice President                                1735 Market Street
                                                                                Philadelphia, PA 19103-7599

                                                                                COUNSEL TO THE TRUSTEES
                                                                                Kramer, Levin, Naftalis & Frankel LLP
                                                                                919 Third Avenue
                                                                                New York, NY 10022-3852

                                                                                DISTRIBUTOR
                                                                                A I M Distributors, Inc.
                                                                                11 Greenway Plaza
                                                                                Suite 100
                                                                                Houston, TX 77046-1173

             DOMESTIC EQUITY                        INTERNATIONAL/GLOBAL EQUITY                          FIXED INCOME

AIM Aggressive Growth Fund                   AIM Asia Pacific Growth Fund                  TAXABLE
AIM Balanced Fund*                           AIM Developing Markets Fund
AIM Basic Balanced Fund*                     AIM European Growth Fund                      AIM Floating Rate Fund
AIM Basic Value Fund                         AIM European Small Company Fund               AIM High Yield Fund
AIM Blue Chip Fund                           AIM Global Aggressive Growth Fund             AIM Income Fund
AIM Capital Development Fund                 AIM Global Equity Fund(4)                     AIM Intermediate Government Fund
AIM Charter Fund                             AIM Global Growth Fund                        AIM Limited Maturity Treasury Fund
AIM Constellation Fund                       AIM Global Value Fund                         AIM Money Market Fund
AIM Dent Demographic Trends Fund             AIM International Emerging Growth Fund        AIM Short Term Bond Fund
AIM Diversified Dividend Fund                AIM International Growth Fund                 AIM Total Return Bond Fund
AIM Emerging Growth Fund                     AIM Trimark Fund                              INVESCO U.S. Government Money Fund
AIM Large Cap Basic Value Fund               INVESCO International Core Equity Fund(5)
AIM Large Cap Growth Fund                                                                  TAX-FREE
AIM Libra Fund                                             SECTOR EQUITY
AIM Mid Cap Basic Value Fund                                                               AIM High Income Municipal Fund
AIM Mid Cap Core Equity Fund(1)              AIM Global Health Care Fund                   AIM Municipal Bond Fund
AIM Mid Cap Growth Fund                      AIM Real Estate Fund                          AIM Tax-Exempt Cash Fund
AIM Opportunities I Fund                     INVESCO Advantage Health Sciences Fund        AIM Tax-Free Intermediate Fund
AIM Opportunities II Fund                    INVESCO Energy Fund
AIM Opportunities III Fund                   INVESCO Financial Services Fund                       AIM ALLOCATION SOLUTIONS
AIM Premier Equity Fund                      INVESCO Gold & Precious Metals Fund
AIM Select Equity Fund                       INVESCO Health Sciences Fund                  AIM Aggressive Allocation Fund
AIM Small Cap Equity Fund(2)                 INVESCO Leisure Fund                          AIM Conservative Allocation Fund
AIM Small Cap Growth Fund(3)                 INVESCO Multi-Sector Fund                     AIM Moderate Allocation Fund
AIM Trimark Endeavor Fund                    INVESCO Technology Fund
AIM Trimark Small Companies Fund             INVESCO Utilities Fund
AIM Weingarten Fund
INVESCO Core Equity Fund
INVESCO Dynamics Fund
INVESCO Mid-Cap Growth Fund
INVESCO Small Company Growth Fund
INVESCO S&P 500 Index Fund
INVESCO Total Return Fund*

* Domestic equity and income fund

CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY. FOR THIS AND OTHER IMPORTANT INFORMATION ABOUT AIM AND INVESCO FUNDS, OBTAIN A PROSPECTUS FROM YOUR FINANCIAL ADVISOR OR AIMINVESTMENTS.COM AND READ IT THOROUGHLY BEFORE INVESTING.

(1) As of the close of business on February 27, 2004, AIM Mid Cap Core Equity Fund is available to new investors on a limited basis. For information on who may continue to invest in AIM Mid Cap Core Equity Fund, please contact your financial advisor. (2) AIM Small Cap Equity Fund was closed to most investors on December 19, 2003. For information on who may continue to invest in AIM Small Cap Equity Fund, please contact your financial advisor. (3) AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor. (4) Effective March 31, 2004, AIM Global Trends Fund was renamed AIM Global Equity Fund. (5) Effective November 24, 2003, INVESCO International Blue Chip Value Fund was renamed INVESCO International Core Equity Fund.

   If used after July 20, 2004, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $148 billion in assets for approximately 11 million shareholders, including individual investors, corporate clients and financial institutions. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $381 billion in assets under management. Data as of March 31, 2004.




                               AIMinvestments.com

                                                                       DDI-SAR-1


                                   YOUR GOALS. OUR SOLUTIONS.--Registered Trademark--
-------------------------------------------------------------------------------------
Mutual  Retirement  Annuities  College  Separately  Offshore  Alternative  Cash            [AIM INVESTMENTS LOGO APPEARS HERE]
Funds   Products               Savings  Managed     Products  Investments  Management                --Servicemark--
                               Plans    Accounts
-------------------------------------------------------------------------------------

                                                        AIM EMERGING GROWTH FUND
                              Semiannual Report to Shareholders o April 30, 2004



                                 [COVER IMAGE]



YOUR GOALS. OUR SOLUTIONS.                   [AIM INVESTMENTS LOGO APPEARS HERE]
 --Registered Trademark--                              --Servicemark--

===================================================================================================================================
AIM EMERGING GROWTH FUND SEEKS LONG-TERM GROWTH OF CAPITAL.
===================================================================================================================================

o Unless otherwise stated, information presented is as of 4/30/04 and is based on total net assets.

ABOUT SHARE CLASSES                          ABOUT INDEXES USED IN THIS REPORT             OTHER INFORMATION
o Effective 9/30/03, Class B shares are      o The unmanaged Standard & Poor's             o The returns shown in the Management's
not available as an investment for           Composite Index of 500 Stocks (the S&P        Discussion of Fund Performance are based
retirement plans maintained pursuant to      500--Registered Trademark-- Index) is         on net asset values calculated for
Section 401 of the Internal Revenue          an index of common stocks frequently          shareholder transactions. Generally
Code, including 401(k) plans, money          used as a general measure of U.S. stock       accepted accounting principles require
purchase pension plans and profit            market performance.                           adjustments to be made to the net assets
sharing plans. Plans that have existing                                                    of the fund at period end for financial
accounts invested in Class B shares will     o The unmanaged Russell Midcap--Registered    reporting purposes, and as such, the net
continue to be allowed to make               Trademark-- Growth Index is asset value for   shareholder transactions
additional purchases.                        a subset of the Russell Midcap--Registered    and the returns based on those net asset
                                             Trademark-- Index, which represents the       values may differ from the net asset
PRINCIPAL RISKS OF INVESTING IN THE FUND     performance of the stocks of domestic         values and returns reported in the
o Investing in small and mid-size            mid-capitalization companies; the Growth      Financial Highlights.
companies involves risks not associated      subset measures the performance of Russell
with investing in more established           Midcap companies with higher price/book       o Bloomberg, Inc. is a well-known
companies. Also, small companies have        ratios and higher forecasted growth values.   independent financial research firm.
business risk, significant stock price
fluctuations and illiquidity.                o The unmanaged Lipper Mid-Cap Growth         o Industry classifications used in this
                                             Fund Index represents an average of the       report are generally according to the
o International investing presents           performance of the 30 largest                 Global Industry Classification Standard,
certain risks not associated with            mid-capitalization growth funds tracked       which was developed by and is the
investing solely in the United States.       by Lipper, Inc., an independent mutual        exclusive property and a service mark of
These include risks relating to              fund performance monitor.                     Morgan Stanley Capital International
fluctuations in the value of the U.S.                                                      Inc. and Standard & Poor's.
dollar relative to the values of other       o The unmanaged MSCI World Index tracks
currencies, the custody arrangements         the performance of approximately 50           A description of the policies and
made for the fund's foreign holdings,        countries covered by Morgan Stanley           procedures that the fund uses to
differences in accounting, political         Capital International that are                determine how to vote proxies relating
risks and the lesser degree of public        considered developed markets.                 to portfolio securities is available
information required to be provided by                                                     without charge, upon request, by calling
non-U.S. companies. The fund may invest      o The fund is not managed to track the        800-959-4246, or on the AIM Web site,
up to 25% of its assets in the               performance of any particular index,          AIMinvestments.com.
securities of non-U.S. issuers.              including the indexes defined here, and
                                             consequently, the performance of the
o The fund may participate in the            fund may deviate significantly from the
initial public offering (IPO) market in      performance of the indexes.
some market cycles. Because of the
fund's small asset base, any investment      o A direct investment cannot be made in
the fund may make in IPOs may                an index. Unless otherwise indicated,
significantly affect the fund's total        index results include reinvested
return. As the fund's assets grow, the       dividends, and they do not reflect sales
impact of IPO investments will decline,      charges.
which may reduce the effect of IPO
investments on the fund's total return.

=====================================================                                      THIS REPORT MUST BE ACCOMPANIED OR
NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE                                      PRECEDED BY A CURRENTLY EFFECTIVE FUND
=====================================================                                      PROSPECTUS, WHICH CONTAINS MORE COMPLETE
                                                                                           INFORMATION, INCLUDING SALES CHARGES AND
                                                                                           EXPENSES. READ IT CAREFULLY BEFORE YOU
                                                                                           INVEST.

AIMinvestments.com

TO OUR SHAREHOLDERS

                    DEAR FELLOW SHAREHOLDER IN THE AIM FAMILY OF
                    FUNDS--Registered Trademark--:

[PHOTO OF           For most of the six-month period covered by this report,
ROBERT H.           major stock market indexes delivered positive performance as
GRAHAM]             economies strengthened both here and abroad. In the United
                    States, gross domestic product steadily improved, while
ROBERT H. GRAHAM    overseas, economic recovery took hold, especially in Asia.
                    In March and April, however, markets lagged as concerns arose about geopolitical events and the possibility that the U.S. Federal Reserve may raise interest rates.
                       Additionally, what's known as a sector rotation took
                    place. During much of 2003, the information technology sector was the favorite of U.S. and foreign investors. The sector's performance turned negative early in 2004, however, as investors switched to more defensive sectors they tend to favor when conditions seem uncertain. For the last month of the reporting period, only three sectors of the 10 in the S&P 500 Index produced positive returns, including health care and consumer staples. The third positive sector was energy, riding the wave of rising oil and gas prices. Stocks in the MSCI World Index displayed a similar performance pattern, reflecting the global nature of the rotation.

THE CASE FOR MUTUAL FUND INVESTING

A period like the one covered by this report is a prime argument for the long-term perspective mutual fund companies always advocate. As we have said on many occasions, no one can consistently predict how markets will perform. And because markets can move with such abruptness, missing out on a few of the best days in the market can diminish your long-term results significantly. Staying invested, we believe, is the best strategy.

   The market volatility experienced over the past six months is also a powerful argument for the diversification offered by mutual funds. For a modest initial investment, mutual fund shareholders can diversify across asset classes, regions, investment styles and market capitalizations. Diversification can offer protection during market downturns because a portfolio made up of a broad spectrum of investments will not bear the full brunt of the decline in any particular security, market, or sector.

VISIT AIMINVESTMENTS.COM FOR REGULATORY UPDATES

For the latest information about ongoing regulatory matters, including proposed rules and regulations regarding the mutual fund industry, please visit our Web site, AIMinvestments.com. We continue to post updates as information becomes available. We also encourage you to visit our Web site for general investing information, performance updates on our funds, and market and economic commentary from our financial experts.

   For information on how your fund performed and was managed during the six months covered by this report, please read your fund managers' discussion on the following pages. We hope you find it informative.

   As always, AIM is committed to building solutions for your investment goals, and we thank you for your continued participation in AIM Investments. If you have any questions, please contact our Client Service representatives at 800-959-4246.

Sincerely,

/s/ ROBERT H. GRAHAM
--------------------------
Robert H. Graham
Chairman and President
May 26, 2004

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

FUND FOCUSES ON ECONOMICALLY SENSITIVE                                                        Energy, telecommunications services
STOCKS                                                                                     and health care were the best-performing
                                                                                           sectors of the S&P 500 Index as
For the six months ended April 30, 2004,     MARKET CONDITIONS                             investors rotated into more defensive
AIM Emerging Growth Fund, Class A                                                          stocks. Information technology, consumer
shares, returned 4.26% at net asset          The economy exhibited signs of strength       discretionary and financials were the
value (had the effects of the front-end      for most of the reporting period. The         weakest performers. With the exception
sales charge been included, returns          nation's gross domestic product, the          of information technology, all sectors
would have been lower). For the              broadest measure of economic activity,        of the index posted gains for the six
performance of other share classes,          expanded at an annualized rate of 4.1%        months.
please see page 3. The fund                  in the fourth quarter of 2003 and 4.4%
underperformed the S&P 500 Index and the     in the first quarter of 2004.                    Small-cap stocks generally
Russell Midcap Growth Index, which                                                         outperformed mid- and large-cap stocks
returned 6.27% and 5.74%, respectively,         The unemployment rate was 5.6% at the      while value stocks generally
but outperformed Lipper Mid Cap Growth       end of April. However, there were signs       outperformed growth stocks.
Fund Index, which returned 3.54% over        that the job market could be improving.
the same period.                             The number of new non-farm jobs created       YOUR FUND
                                             rose from 83,000 in February to 353,000
   The fund invests in the stocks of         in March and 346,000 in April.                During the reporting period, we shifted
companies we believe may benefit from                                                      more of the fund's assets into the
new or innovative products, services or         Corporate earnings also improved.          stocks of companies we believed could
processes. At the close of the reporting     According to Bloomberg, 410 companies in      potentially benefit from improving
period, the portfolio was invested           the S&P 500 Index had reported earnings       economic and market conditions. We
primarily in mid- and small-cap growth       for the first quarter of 2004 as of           increased the portfolio's exposure to
stocks. The fund underperformed the S&P      April 30, 2004. A total of 75.6% of           the information technology and
500 Index because that benchmark             those companies reported earnings that        industrials sectors. At the same time,
includes value stocks, which generally       exceeded analysts' expectations.              we reduced the fund's energy, financials
outperformed growth stocks over the                                                        and consumer staples holdings. Please
period. The fund lagged the Russell             The S&P 500 Index declined during the      keep in mind that our stock-selection
Midcap Growth Index because it was           final two months of the period amid a         process is based on an analysis of
overweight relative to the index in          backdrop of concerns that the Federal         individual companies. The fund's sector
information technology stocks, which         Reserve (the Fed) would raise interest        weightings are merely a byproduct of
generally sustained losses during the        rates. However, the Fed maintained the        this process.
reporting period. We believe the fund        federal funds target rate at 1.00%--its
outperformed its Lipper peer group           lowest level since 1958-- throughout the         This strategy benefited fund
because of stock selection and more          reporting period.                             performance during the first half of the
aggressive positioning.                                                                    reporting period when more aggressive
                                                                                           sectors such as information technology
                                                                                           were in favor and


===================================================================================================================================
TOP 10 EQUITY HOLDINGS*                                          TOP 10 INDUSTRIES*
 1. Maxim Integrated Products, Inc.             2.1%              1. Semiconductors                             12.3%
 2. MEMC Electronic Materials, Inc.             2.1               2. Semiconductor Equipment                     7.5
 3. Microchip Technology Inc.                   2.0               3. Broadcasting & Cable TV                     6.1
 4. AMIS Holdings, Inc.                         1.9               4. Pharmaceuticals                             5.6
 5. Citadel Broadcasting Co.                    1.9               5. Biotechnology                               4.9
 6. Robert Half International Inc.              1.8               6. Application Software                        4.0
 7. Novellus Systems, Inc.                      1.6               7. Data Processing & Outsourced Services       3.8
 8. Best Buy Co., Inc.                          1.6               8. Systems Software                            3.5
 9. Citrix Systems, Inc.                        1.6               9. Employment Services                         2.7
10. Univision Communication Inc.-Class A        1.4              10. Movies & Entertainment                      2.5

*Excludes money market fund holdings.

The fund's holdings are subject to change, and there
is no assurance that the fund will continue to hold
any particular security.
===================================================================================================================================

detracted from it during the second half     technology companies. AMIS reported a                          KARL F. FARMER
when investors gravitated to more            25% increase in revenue for the first                          Prior to joining AIM in
defensive sectors such as health care.       quarter of 2004 compared to the same             [FARMER       July of 1998, Mr.
For the entire reporting period, the         quarter for the previous year, so we             PHOTO]        Farmer, Chartered
sectors that had the most positive           continued to hold the stock. We believe                        Financial Analyst, spent
impact on performance were health care,      that Cabot Microelectronics' stock                             six years as a pension
energy and financials. The only sector       declined because of concerns that the         actuary, focusing on retirement plans and
that had a negative effect on fund           company is facing increased competition.      other benefit programs. He earned a B.S.
performance was information technology.      The company reported a decrease in gross      in economics from Texas A&M University,
                                             profits from the previous quarter. The        graduating magna cum laude. He
   Stocks that contributed to fund           fund no longer held this stock at the         subsequently earned his M.B.A. in
performance included Lamar Advertising,      close of the reporting period.                finance from The Wharton School at the
one of the nation's largest billboard                                                      University of Pennsylvania.
advertisers, and Express Scripts, one of     IN CLOSING
the nation's largest pharmacy benefits                                                                      JAY K. RUSHIN
management companies. Lamar Advertising      Throughout the reporting period, we                            Mr. Rushin, Chartered
reported better-than-expected earnings       remained committed to the fund's                [RUSHIN        Financial Analyst, began
for its most recent fiscal quarter as        investment objective of long-term growth        PHOTO]         his investment career in
the company benefited from healthy           of capital, by investing in the                                1994 when he joined AIM
revenue growth. Express Scripts reported     securities of companies we believe are                         as a portfolio
a 20% increase in income for the first       likely to benefit from new or innovative      administrator. In 1996, he left AIM to
quarter of 2004 in comparison to the         products, services or processes.              work as an  associate equity analyst. He
same period for the previous year. The                                                     returned to AIM as an equity analyst on
company recently completed an                    See important fund and index              AIM's small-cap funds in 1998 and was
acquisition that may benefit future             disclosures inside front cover.            promoted to senior analyst in 2000. He
growth rates. We sold both stocks after                                                    assumed his current duties as portfolio
they reached our valuation targets and                                                     manager in 2001. A native of
took profits.                                                                              Gaithersburg, MD, Mr. Rushin holds a B.A.
                                                                                           in English from  Florida State
   Detracting from performance were AMIS                                                   University.
Holdings, which manufactures
semiconductors, and Cabot                                                                   Assisted by the Aggressive Growth Team.
Microelectronics, a provider of
polishing compounds used in the
manufacture of advanced semiconductors.
We believe AMIS Holdings' stock declined
in tandem with the stocks of other
information

===================================================================================

FUND VS. INDEXES

Total returns 10/31/03-4/30/04 excluding applicable front-end and contingent deferred sales charges. If sales charges were included, returns would be lower.

CLASS A SHARES                                                     4.26%

CLASS B SHARES                                                     4.02

CLASS C SHARES                                                     4.02

S&P 500 INDEX (BROAD MARKET INDEX)                                 6.27

RUSSELL MIDCAP GROWTH INDEX (STYLE-SPECIFIC INDEX)                 5.74

LIPPER MID-CAP GROWTH FUND INDEX (PEER GROUP INDEX)                3.54

SOURCE: LIPPER, INC.

TOTAL NUMBER OF HOLDINGS*                                           113
TOTAL NET ASSETS                                         $153.5 MILLION

===================================================================================        [RIGHT ARROW GRAPHIC]

                                                                                           FOR A PRESENTATION OF YOUR FUND'S
                                                                                           LONG-TERM PERFORMANCE RECORD, PLEASE
                                                                                           TURN THE PAGE.

LONG-TERM PERFORMANCE

YOUR FUND'S LONG-TERM PERFORMANCE

Below you will find a presentation of your fund's long-term performance record for periods ended 4/30/04, the close of the six-month period covered by this report. As required by industry regulations, we also present long-term performance for periods ended 3/31/04, the most recent calendar quarter-end.

Please read the important disclosure accompanying these tables, which explains how fund performance is calculated and the sales charges, if any, that apply to the share class in which you are invested.

===================================================================================================================================
AVERAGE ANNUAL TOTAL RETURNS                 AVERAGE ANNUAL TOTAL RETURNS                     Class A share performance reflects
As of 4/30/04, including applicable          As of 3/31/04, including applicable           the maximum 5.50% sales charge, and
sales charges                                sales charges                                 Class B and Class C share performance
CLASS A SHARES                                                                             reflects the applicable contingent
Inception (3/31/00)          -10.62%         CLASS A SHARES                                deferred sales charge (CDSC) for the
1 Year                        30.00          Inception (3/31/00)           -9.79%          period involved. The CDSC on Class B
                                             1 Year                        45.95           shares declines from 5% beginning at the
CLASS B SHARES                                                                             time of purchase to 0% at the beginning
Inception (3/31/00)          -10.35%         CLASS B SHARES                                of the seventh year. The CDSC on Class C
1 Year                        31.78          Inception (3/31/00)           -9.75%          shares is 1% for the first year after
                                             1 Year                        48.30           purchase. The performance of the fund's
CLASS C SHARES                                                                             share classes will differ due to
Inception (3/31/00)           -9.93%         CLASS C SHARES                                different sales charge structures and
1 Year                        36.09          Inception (3/31/00)           -9.09%          class expenses.
                                             1 Year                        52.66

                                             The performance data quoted represent
                                             past performance and cannot guarantee
                                             comparable future results; current
                                             performance may be lower or higher.
                                             Please visit AIMinvestments.com for the
                                             most recent month-end performance.
                                             Performance figures reflect reinvested
                                             distributions, changes in net asset
                                             value and the effect of the maximum
                                             sales charge unless otherwise stated.
                                             Investment return and principal value         [ARROW
                                             will fluctuate so that you may have a         BUTTON      For More Information Visit
                                             gain or loss when you sell shares.            IMAGE]          AIMinvestments.com

===================================================================================================================================

FINANCIALS

SCHEDULE OF INVESTMENTS

April 30, 2004
(Unaudited)

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-95.29%

AEROSPACE & DEFENSE-2.13%

Lockheed Martin Corp.                              25,000   $  1,192,500
------------------------------------------------------------------------
United Defense Industries, Inc.(a)                 60,000      2,079,000
========================================================================
                                                               3,271,500
========================================================================

AIR FREIGHT & LOGISTICS-1.07%

Robinson (C.H.) Worldwide, Inc.                    40,000      1,641,600
========================================================================

AIRLINES-1.16%

Southwest Airlines Co.                            125,000      1,785,000
========================================================================

ALTERNATIVE CARRIERS-0.40%

PTEK Holdings, Inc.(a)(b)                          60,000        610,200
========================================================================

APPAREL RETAIL-1.79%

Foot Locker, Inc.                                  35,000        840,000
------------------------------------------------------------------------
Hot Topic, Inc.(a)                                 40,000        890,400
------------------------------------------------------------------------
Men's Wearhouse, Inc. (The)(a)                     40,000      1,019,600
========================================================================
                                                               2,750,000
========================================================================

APPLICATION SOFTWARE-4.04%

Citrix Systems, Inc.(a)                           125,000      2,381,250
------------------------------------------------------------------------
Fair Issac Corp.                                   25,000        843,000
------------------------------------------------------------------------
Intuit Inc.(a)                                     30,000      1,274,100
------------------------------------------------------------------------
Siebel Systems, Inc.(a)                            75,000        771,000
------------------------------------------------------------------------
Synopsys, Inc.(a)                                  35,000        935,550
========================================================================
                                                               6,204,900
========================================================================

ASSET MANAGEMENT & CUSTODY BANKS-1.63%

Investors Financial Services Corp.(b)              35,000      1,360,450
------------------------------------------------------------------------
Janus Capital Group Inc.                           75,000      1,140,000
========================================================================
                                                               2,500,450
========================================================================

BIOTECHNOLOGY-4.87%

Amgen Inc.(a)                                      15,000        844,050
------------------------------------------------------------------------
Amylin Pharmaceuticals, Inc.(a)(b)                 50,000      1,120,000
------------------------------------------------------------------------
Cepheid, Inc.(a)                                   75,000        580,500
------------------------------------------------------------------------
Corgentech Inc.(a)                                 40,000        739,600
------------------------------------------------------------------------
Gilead Sciences, Inc.(a)                           30,000      1,824,900
------------------------------------------------------------------------
NPS Pharmaceuticals, Inc.(a)(b)                    35,000        876,750
------------------------------------------------------------------------
Rigel Pharmaceuticals, Inc.(a)(b)                  70,000      1,484,700
========================================================================
                                                               7,470,500
========================================================================

------------------------------------------------------------------------
                                                               MARKET
                                                 SHARES        VALUE

BROADCASTING & CABLE TV-6.07%

Citadel Broadcasting Co.(a)                       165,000   $  2,862,750
------------------------------------------------------------------------
Clear Channel Communications, Inc.                 45,000      1,867,050
------------------------------------------------------------------------
Entercom Communications Corp.(a)                   20,000        912,000
------------------------------------------------------------------------
Univision Communications Inc.-Class A(a)           65,000      2,200,250
------------------------------------------------------------------------
Westwood One, Inc.(a)                              50,000      1,477,000
========================================================================
                                                               9,319,050
========================================================================

CASINOS & GAMING-0.33%

Alliance Gaming Corp.(a)                           20,000        499,400
========================================================================

COMMUNICATIONS EQUIPMENT-2.00%

Cisco Systems, Inc.(a)                             95,000      1,982,650
------------------------------------------------------------------------
NETGEAR, Inc.(a)(b)                               100,000      1,088,000
========================================================================
                                                               3,070,650
========================================================================

COMPUTER & ELECTRONICS RETAIL-1.59%

Best Buy Co., Inc.                                 45,000      2,441,250
========================================================================

COMPUTER HARDWARE-0.47%

Gateway, Inc.(a)                                  150,000        723,000
========================================================================

COMPUTER STORAGE & PERIPHERALS-0.62%

Applied Films Corp.(a)                             40,000        952,000
========================================================================

CONSTRUCTION & FARM MACHINERY & HEAVY
  TRUCKS-0.69%

AGCO Corp.(a)                                      55,000      1,058,750
========================================================================

DATA PROCESSING & OUTSOURCED SERVICES-3.83%

Ceridian Corp.(a)                                  80,000      1,710,400
------------------------------------------------------------------------
DST Systems, Inc.(a)                               25,000      1,103,750
------------------------------------------------------------------------
Fiserv, Inc.(a)                                    41,100      1,502,616
------------------------------------------------------------------------
SunGard Data Systems Inc.(a)                       60,000      1,564,200
========================================================================
                                                               5,880,966
========================================================================

DEPARTMENT STORES-0.54%

Kohl's Corp.(a)                                    20,000        835,800
========================================================================

DIVERSIFIED COMMERCIAL SERVICES-2.09%

Cintas Corp.                                       40,000      1,798,400
------------------------------------------------------------------------
ITT Educational Services, Inc.(a)                  35,000      1,411,550
========================================================================
                                                               3,209,950
========================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-0.75%

Rockwell Automation, Inc.                          35,000      1,144,150
========================================================================

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

ELECTRONIC EQUIPMENT MANUFACTURERS-0.66%

Digital Theater Systems Inc.(a)                    45,000   $  1,006,650
========================================================================

ELECTRONIC MANUFACTURING SERVICES-0.58%

Cherokee International Corp.(a)                    60,000        894,000
========================================================================

EMPLOYMENT SERVICES-2.68%

Adecco S.A.-ADR (Switzerland)(b)                  125,000      1,390,000
------------------------------------------------------------------------
Robert Half International Inc.(a)                 100,000      2,727,000
========================================================================
                                                               4,117,000
========================================================================

GENERAL MERCHANDISE STORES-1.02%

Big Lots, Inc.(a)                                  65,000        920,400
------------------------------------------------------------------------
Fred's, Inc.                                       35,000        649,950
========================================================================
                                                               1,570,350
========================================================================

HEALTH CARE DISTRIBUTORS-1.07%

McKesson Corp.                                     50,000      1,643,000
========================================================================

HEALTH CARE EQUIPMENT-1.67%

Advanced Neuromodulation Systems, Inc.(a)(b)       25,000        681,250
------------------------------------------------------------------------
Analogic Corp.                                     12,000        568,200
------------------------------------------------------------------------
Baxter International Inc.                          25,000        791,250
------------------------------------------------------------------------
Wilson Greatbatch Technologies, Inc.(a)            15,000        517,500
========================================================================
                                                               2,558,200
========================================================================

HEALTH CARE FACILITIES-1.50%

Select Medical Corp.                               50,000        947,500
------------------------------------------------------------------------
Triad Hospitals, Inc.(a)                           40,000      1,360,400
========================================================================
                                                               2,307,900
========================================================================

HEALTH CARE SERVICES-0.99%

Medco Health Solutions, Inc.(a)                    25,000        885,000
------------------------------------------------------------------------
VistaCare, Inc.-Class A(a)                         25,000        629,750
========================================================================
                                                               1,514,750
========================================================================

HEALTH CARE SUPPLIES-0.62%

Regeneration Technologies, Inc.(a)(b)             100,000        950,000
========================================================================

HOTELS, RESORTS & CRUISE LINES-0.97%

Interstate Hotels & Resorts, Inc.(a)              125,000        721,250
------------------------------------------------------------------------
Orbitz, Inc.-Class A(a)(b)                         30,000        763,500
========================================================================
                                                               1,484,750
========================================================================

INDUSTRIAL CONGLOMERATES-1.71%

General Electric Co.                               60,000      1,797,000
------------------------------------------------------------------------
Textron Inc.                                       15,000        827,700
========================================================================
                                                               2,624,700
========================================================================

------------------------------------------------------------------------
                                                               MARKET
                                                 SHARES        VALUE

INDUSTRIAL MACHINERY-1.57%

Illinois Tool Works Inc.                           10,000   $    862,100
------------------------------------------------------------------------
SPX Corp.                                          35,000      1,552,250
========================================================================
                                                               2,414,350
========================================================================

INSURANCE BROKERS-0.73%

Marsh & McLennan Cos., Inc.                        25,000      1,127,500
========================================================================

INTERNET SOFTWARE & SERVICES-1.35%

United Online, Inc.(a)(b)                         125,000      2,075,000
========================================================================

INVESTMENT BANKING & BROKERAGE-0.96%

Lehman Brothers Holdings Inc.                      20,000      1,468,000
========================================================================

IT CONSULTING & OTHER SERVICES-1.28%

Anteon International Corp.(a)                      40,000      1,248,000
------------------------------------------------------------------------
DigitalNet Holdings, Inc.(a)(b)                    30,000        712,800
========================================================================
                                                               1,960,800
========================================================================

MANAGED HEALTH CARE-0.33%

Health Net Inc.(a)                                 20,000        508,800
========================================================================

METAL & GLASS CONTAINERS-0.78%

Anchor Glass Container Corp.(b)                    75,330      1,190,967
========================================================================

MOVIES & ENTERTAINMENT-2.53%

Fox Entertainment Group, Inc.-Class A(a)           70,000      1,949,500
------------------------------------------------------------------------
Viacom Inc.-Class B                                50,000      1,932,500
========================================================================
                                                               3,882,000
========================================================================

PACKAGED FOODS & MEATS-1.62%

American Italian Pasta Co.-Class A(b)              25,000        774,000
------------------------------------------------------------------------
General Mills, Inc.                                35,000      1,706,250
========================================================================
                                                               2,480,250
========================================================================

PAPER PRODUCTS-1.20%

Sappi Ltd.-ADR (South Africa)                     135,000      1,838,700
========================================================================

PHARMACEUTICALS-5.63%

Abbott Laboratories                                25,000      1,100,500
------------------------------------------------------------------------
Able Laboratories, Inc.(a)(b)                      40,000        770,000
------------------------------------------------------------------------
Barr Pharmaceuticals Inc.(a)                       20,000        828,400
------------------------------------------------------------------------
GlaxoSmithKline PLC-ADR (United Kingdom)           45,000      1,890,000
------------------------------------------------------------------------
InKine Pharmaceutical Co., Inc.(a)                175,000        994,000
------------------------------------------------------------------------
IVAX Corp.(a)                                      25,000        532,500
------------------------------------------------------------------------
Taro Pharmaceutical Industries Ltd.
  (Israel)(a)                                      10,000        432,500
------------------------------------------------------------------------
Wyeth                                              55,000      2,093,850
========================================================================
                                                               8,641,750
========================================================================

PROPERTY & CASUALTY INSURANCE-0.48%

United National Group, Ltd.-Class A (Cayman
  Islands)(a)                                      45,000        742,500
========================================================================

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

RESTAURANTS-0.85%

Krispy Kreme Doughnuts, Inc.(a)(b)                 40,000   $  1,300,400
========================================================================

SEMICONDUCTOR EQUIPMENT-7.52%

Applied Materials, Inc.(a)                        100,000      1,823,000
------------------------------------------------------------------------
ASE Test Ltd. (Taiwan)(a)                          75,000        468,000
------------------------------------------------------------------------
Entegris Inc.(a)                                  195,000      1,979,250
------------------------------------------------------------------------
FormFactor Inc.(a)                                 50,000        879,500
------------------------------------------------------------------------
MEMC Electronic Materials, Inc.(a)                400,000      3,188,000
------------------------------------------------------------------------
Novellus Systems, Inc.(a)                          85,000      2,461,600
------------------------------------------------------------------------
Photronics, Inc.(a)(b)                             50,000        744,500
========================================================================
                                                              11,543,850
========================================================================

SEMICONDUCTORS-12.25%

Agere Systems Inc.-Class A(a)                     150,000        339,000
------------------------------------------------------------------------
AMIS Holdings, Inc.(a)                            200,000      2,884,200
------------------------------------------------------------------------
Analog Devices, Inc.                               50,000      2,130,000
------------------------------------------------------------------------
ChipPAC, Inc.-Class A(a)(b)                       275,000      1,685,750
------------------------------------------------------------------------
Integrated Silicon Solution, Inc.(a)               50,000        686,500
------------------------------------------------------------------------
Intersil Corp.-Class A                             30,000        592,500
------------------------------------------------------------------------
Marvell Technology Group Ltd. (Bermuda)(a)         40,000      1,549,200
------------------------------------------------------------------------
Maxim Integrated Products, Inc.                    70,000      3,219,300
------------------------------------------------------------------------
Microchip Technology Inc.                         110,000      3,082,200
------------------------------------------------------------------------
OmniVision Technologies, Inc.(a)(b)                70,000      1,561,140
------------------------------------------------------------------------
Zoran Corp.(a)(b)                                  65,000      1,074,450
========================================================================
                                                              18,804,240
========================================================================

SPECIALIZED FINANCE-0.55%

Marlin Business Services Inc.(a)(b)                50,000        851,550
========================================================================

SPECIALTY STORES-1.48%

Weight Watchers International, Inc.(a)(b)          25,000        975,000
------------------------------------------------------------------------
Williams-Sonoma, Inc.(a)                           40,000      1,299,200
========================================================================
                                                               2,274,200
========================================================================

------------------------------------------------------------------------
                                                               MARKET
                                                 SHARES        VALUE

SYSTEMS SOFTWARE-3.45%

Computer Associates International, Inc.            60,000   $  1,608,600
------------------------------------------------------------------------
Network Associates, Inc.(a)                        35,000        548,800
------------------------------------------------------------------------
Oracle Corp.(a)                                   125,000      1,402,500
------------------------------------------------------------------------
VERITAS Software Corp.(a)                          65,000      1,733,550
========================================================================
                                                               5,293,450
========================================================================

TRUCKING-1.19%

Central Freight Lines, Inc.(a)                     70,000        903,000
------------------------------------------------------------------------
Sirva Inc.(a)                                      40,000        929,200
========================================================================
                                                               1,832,200
========================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $147,692,167)                          146,270,923
========================================================================

MONEY MARKET FUNDS-4.85%

Liquid Assets Portfolio-Institutional
  Class(c)                                      3,720,291      3,720,291
------------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(c)     3,720,291      3,720,291
========================================================================
    Total Money Market Funds (Cost
      $7,440,582)                                              7,440,582
========================================================================
TOTAL INVESTMENTS-100.14% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost $155,132,749)                153,711,505
========================================================================
INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-9.51%

Liquid Assets Portfolio-Institutional
  Class(c)(d)                                  14,595,804     14,595,804
========================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $14,595,804)                                      14,595,804
========================================================================
TOTAL INVESTMENTS-109.65% (Cost $169,728,553)                168,307,309
========================================================================
OTHER ASSETS LESS LIABILITIES-(9.65%)                        (14,808,702)
========================================================================
NET ASSETS-100.00%                                          $153,498,607
________________________________________________________________________
========================================================================

Investment Abbreviation:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) All or a portion of this security has been pledged as collateral for securities lending transactions at April 30, 2004.
(c) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(d) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 7.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2004
(Unaudited)

ASSETS:

Investments, at market value (cost
  $147,692,167)*                               $146,270,923
-----------------------------------------------------------
Investments in affiliated money market funds
  (cost $22,036,386)                             22,036,386
-----------------------------------------------------------
    Total investments (cost $169,728,553)       168,307,309
-----------------------------------------------------------
Cash                                                183,258
-----------------------------------------------------------
Receivables for:
  Investments sold                                9,562,707
-----------------------------------------------------------
  Fund shares sold                                  190,516
-----------------------------------------------------------
  Dividends                                          38,472
-----------------------------------------------------------
Investment for deferred compensation and
  retirement plans                                   20,546
-----------------------------------------------------------
Other assets                                         24,034
===========================================================
    Total assets                                178,326,842
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Investments purchased                           9,518,792
-----------------------------------------------------------
  Fund shares reacquired                            416,358
-----------------------------------------------------------
  Deferred compensation and retirement plans         23,180
-----------------------------------------------------------
  Collateral upon return of securities loaned    14,595,804
-----------------------------------------------------------
Accrued distribution fees                            85,085
-----------------------------------------------------------
Accrued trustees' fees                                  808
-----------------------------------------------------------
Accrued transfer agent fees                         120,999
-----------------------------------------------------------
Accrued operating expenses                           67,209
===========================================================
    Total liabilities                            24,828,235
===========================================================
Net assets applicable to shares outstanding    $153,498,607
___________________________________________________________
===========================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                  $286,558,485
-----------------------------------------------------------
Undistributed net investment income (loss)       (1,208,099)
-----------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities                        (130,430,535)
-----------------------------------------------------------
Unrealized appreciation (depreciation) of
  investment securities                          (1,421,244)
===========================================================
                                               $153,498,607
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                        $ 85,143,452
___________________________________________________________
===========================================================
Class B                                        $ 49,554,566
___________________________________________________________
===========================================================
Class C                                        $ 18,800,589
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                          13,361,757
___________________________________________________________
===========================================================
Class B                                           7,982,133
___________________________________________________________
===========================================================
Class C                                           3,029,746
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $       6.37
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $6.37 divided by
      94.50%)                                  $       6.74
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
    share                                      $       6.21
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
    share                                      $       6.21
___________________________________________________________
===========================================================

* At April 30, 2004, securities with an aggregate market value of $13,863,513 were on loan to brokers.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the six months ended April 30, 2004
(Unaudited)

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $45)             $   425,215
-------------------------------------------------------------------------
Dividends from affiliated money market funds*                      58,782
=========================================================================
    Total investment income                                       483,997
=========================================================================

EXPENSES:

Advisory fees                                                     681,157
-------------------------------------------------------------------------
Administrative services fees                                       24,863
-------------------------------------------------------------------------
Custodian fees                                                     23,264
-------------------------------------------------------------------------
Distribution fees:
  Class A                                                         153,532
-------------------------------------------------------------------------
  Class B                                                         260,214
-------------------------------------------------------------------------
  Class C                                                         102,484
-------------------------------------------------------------------------
Transfer agent fees                                               326,949
-------------------------------------------------------------------------
Trustees' fees                                                      6,873
-------------------------------------------------------------------------
Other                                                              96,368
=========================================================================
    Total expenses                                              1,675,704
=========================================================================
Less: Fees waived and expense offset arrangements                  (3,984)
=========================================================================
    Net expenses                                                1,671,720
=========================================================================
Net investment income (loss)                                   (1,187,723)
=========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES:

Net realized gain from investment securities                   17,051,751
=========================================================================
Change in net unrealized appreciation (depreciation) of
  investment securities                                        (9,358,857)
=========================================================================
Net gain from investment securities                             7,692,894
=========================================================================
Net increase in net assets resulting from operations          $ 6,505,171
_________________________________________________________________________
=========================================================================

* Dividends from affiliated money market funds are net of fees paid to security lending counterparties.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended April 30, 2004 and the year ended October 31, 2003 (Unaudited)

                                                               APRIL 30,      OCTOBER 31,
                                                                  2004            2003
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $ (1,187,723)   $ (2,233,801)
------------------------------------------------------------------------------------------
  Net realized gain from investment securities and option
    contracts                                                   17,051,751      28,824,924
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities                                       (9,358,857)     21,408,256
==========================================================================================
    Net increase in net assets resulting from operations         6,505,171      47,999,379
==========================================================================================
Share transactions-net:
  Class A                                                           99,236       4,435,295
------------------------------------------------------------------------------------------
  Class B                                                       (1,291,468)     (3,079,891)
------------------------------------------------------------------------------------------
  Class C                                                       (2,064,835)     (4,179,924)
==========================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                         (3,257,067)     (2,824,520)
==========================================================================================
    Net increase in net assets                                   3,248,104      45,174,859
==========================================================================================

NET ASSETS:

  Beginning of period                                          150,250,503     105,075,644
==========================================================================================
  End of period (including undistributed net investment
    income (loss) of $(1,208,099) and $(20,376) for 2004 and
    2003, respectively)                                       $153,498,607    $150,250,503
__________________________________________________________________________________________
==========================================================================================

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

April 30, 2004
(Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Emerging Growth Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of fifteen separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is long-term growth of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, the Fund's officers, trustees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE"). Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transactions costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.85% of the first $1 billion of the Fund's average daily net assets plus 0.80% of the Fund's average daily net assets in excess of $1 billion. The Fund's advisor has voluntarily agreed to waive advisory fees or reimburse expenses of Class A, Class B and Class C shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Class A shares to 2.00%. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the 2.00% cap: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), as defined in the Financial Accounting Standard's Board's Generally Accepted Accounting Principles or as approved by the Fund's board of trustees;
(v) expenses related to a merger or reorganization, as approved by the Fund's board of trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. Voluntary fee waivers and/ or reimbursements may be modified or discontinued at any time without further notice to investors. During periods of fee waivers or reimbursements, to the extent the annualized expense ratio does not exceed the expense limit for the period committed, AIM will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in money market funds with cash collateral from securities loaned by the Fund). For the six months ended April 30, 2004, AIM waived fees of $1,278.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2004, AIM was paid $24,863 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI"), formerly known as A I M Fund Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. During the six months ended April 30, 2004, AISI retained $168,650 for such services.

The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B or Class C shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the six months ended April 30, 2004, the Class A, Class B and Class C shares paid $153,532, $260,214 and $102,484, respectively.

  Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended April 30, 2004, AIM Distributors advised the Fund that it retained $25,101 in front-end sales commissions for the sale of Class A shares and $4, $1,170 and $1,191 from Class A, Class B and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

  Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC"), to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. Each day the prior day's balance invested in the affiliated money market fund is redeemed in full and a new purchase amount is submitted to invest the current day's available cash and/or cash collateral received from securities lending transactions. The tables below show the transactions in and earnings from investments in affiliated money market funds for the period ended April 30, 2004.


INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                           MARKET                         PROCEEDS         UNREALIZED        MARKET                     REALIZED
                           VALUE          PURCHASE          FROM          APPRECIATION        VALUE       DIVIDEND        GAIN
FUND                      10/31/03        AT COST           SALES        (DEPRECIATION)     04/30/04       INCOME        (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional Class   $ 5,063,454     $ 42,122,787    $ (43,465,950)    $         --     $3,720,291     $23,369     $         --
----------------------------------------------------------------------------------------------------------------------------------
STIC Prime Portfolio-
  Institutional Class     5,063,454       42,122,787      (43,465,950)              --      3,720,291      22,785               --
==================================================================================================================================
    Subtotal            $10,126,908     $ 84,245,574    $ (86,931,900)    $         --     $7,440,582     $46,154     $         --
==================================================================================================================================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                           MARKET                         PROCEEDS         UNREALIZED        MARKET                     REALIZED
                           VALUE         PURCHASES          FROM          APPRECIATION        VALUE       DIVIDEND        GAIN
FUND                      10/31/03        AT COST           SALES        (DEPRECIATION)     04/30/04      INCOME*        (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional Class   $ 7,368,309     $ 60,778,342    $ (53,550,847)    $         --     $14,595,804    $12,628     $         --
==================================================================================================================================
    Total               $17,495,217     $145,023,916    $(140,482,747)    $         --     $22,036,386    $58,782     $         --
__________________________________________________________________________________________________________________________________
==================================================================================================================================

* Dividend income is net of fees paid to security lending counterparties of $82,519.

NOTE 4--EXPENSE OFFSET ARRANGEMENTS

Indirect expenses under expense offset arrangements are comprised of transfer agency credits resulting from balances in Demand Deposit Accounts (DDA) used by the transfer agency for clearing shareholder transactions and custodian credits resulting from periodic overnight cash balances at the custodian. For the six months ended April 30, 2004, the Fund received reductions in transfer agency fees from AISI (an affiliate of AIM) of $1,265 and reductions in custodian fees of $1,441 under expense offset arrangements, which resulted in a reduction of the Fund's total expenses of $2,706.

NOTE 5--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds and INVESCO Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the six months ended April 30, 2004, the Fund paid legal fees of $2,525 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the six months ended April 30, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.

    At April 30, 2004, securities with an aggregate value of $13,863,513 were on loan to brokers. The loans were secured by cash collateral of $14,595,804 received by the Fund and subsequently invested in an affiliated money market fund. For the six months ended April 30, 2004, the Fund received dividends on cash collateral net of fees paid to counterparties of $12,628 for securities lending transactions.

NOTE 8--TAX INFORMATION

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be updated at the Fund's fiscal year-end.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to use capital loss carryforward may be limited under the Internal Revenue Code and related regulations.

    The Fund has a capital loss carryforward for tax purposes as of October 31, 2003 which expires as follows:

                                              CAPITAL LOSS
EXPIRATION                                    CARRYFORWARD*
-----------------------------------------------------------
October 31, 2009                              $101,674,105
-----------------------------------------------------------
October 31, 2010                                45,298,855
===========================================================
Total capital loss carryforward               $146,972,960
___________________________________________________________
===========================================================


*Any capital loss carryforward listed is reduced for limitations, if any, to the extent required by the Internal Revenue Code.


NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the six months ended April 30, 2004 was $231,791,193 and $230,115,910, respectively.

         UNREALIZED APPRECIATION (DEPRECIATION) OF
           INVESTMENT SECURITIES ON A TAX BASIS
-----------------------------------------------------------
Aggregate unrealized appreciation of
  investment securities                         $ 6,047,766
-----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                          (7,566,523)
===========================================================
Net unrealized appreciation (depreciation) of
  investment securities                         $(1,518,757)
___________________________________________________________
===========================================================
Cost of investments for tax purposes is $169,826,066.

NOTE 10--SHARE INFORMATION

The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Under some circumstances, Class A shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                             CHANGES IN SHARES OUTSTANDING
-----------------------------------------------------------------------------------------------------------------------
                                                                   SIX MONTHS ENDED                 YEAR ENDED
                                                                      APRIL 30,                     OCTOBER 31,
                                                                         2004                          2003
                                                              --------------------------    ---------------------------
                                                                SHARES         AMOUNT         SHARES          AMOUNT
-----------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      2,580,149    $ 16,897,265     14,150,001    $ 71,539,332
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                        736,332       4,722,072      2,662,059      13,233,376
-----------------------------------------------------------------------------------------------------------------------
  Class C                                                        458,419       2,950,845      1,160,403       5,839,097
=======================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                         69,295         464,515        165,304         856,537
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                        (71,055)       (464,515)      (168,817)       (856,537)
=======================================================================================================================
Reacquired:
  Class A                                                     (2,622,575)    (17,262,544)   (13,569,593)    (67,960,574)
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                       (864,805)     (5,549,025)    (3,214,850)    (15,456,730)
-----------------------------------------------------------------------------------------------------------------------
  Class C                                                       (780,139)     (5,015,680)    (2,057,518)    (10,019,021)
=======================================================================================================================
                                                                (494,379)   $ (3,257,067)      (873,011)   $ (2,824,520)
_______________________________________________________________________________________________________________________
=======================================================================================================================


NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                          CLASS A
                                                             ------------------------------------------------------------------
                                                                                                                MARCH 31, 2000
                                                             SIX MONTHS                                        (DATE OPERATIONS
                                                               ENDED             YEAR ENDED OCTOBER 31,         COMMENCED) TO
                                                             APRIL 30,        -----------------------------      OCTOBER 31,
                                                                2004           2003       2002       2001            2000
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  6.11         $  4.12    $  5.46    $ 10.50        $  10.00
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.04)          (0.07)(a)   (0.08)(a)   (0.10)        (0.04)
-------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  0.30            2.06      (1.26)     (4.51)           0.54
===============================================================================================================================
    Total from investment operations                             0.26            1.99      (1.34)     (4.61)           0.50
===============================================================================================================================
Less distributions from net realized gains                         --              --         --      (0.43)             --
===============================================================================================================================
Net asset value, end of period                                $  6.37         $  6.11    $  4.12    $  5.46        $  10.50
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Total return(b)                                                  4.26%          48.30%    (24.54)%   (45.37)%          5.00%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $85,143         $81,428    $51,822    $81,114        $147,101
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratio of expenses to average net assets                          1.80%(c)        2.07%      1.89%      1.71%(d)         1.68%(e)
===============================================================================================================================
Ratio of net investment income (loss) to average net assets     (1.19)%(c)      (1.48)%    (1.54)%    (1.32)%         (1.04)%(e)
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Portfolio turnover rate(f)                                        153%            414%       407%       242%            111%
_______________________________________________________________________________________________________________________________
===============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $88,214,794.
(d) After fee waivers. Ratio of expenses to average net assets prior to fee waivers was 1.83%.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

                                                                                          CLASS B
                                                             ------------------------------------------------------------------
                                                                                                                MARCH 31, 2000
                                                             SIX MONTHS                                        (DATE OPERATIONS
                                                               ENDED             YEAR ENDED OCTOBER 31,         COMMENCED) TO
                                                             APRIL 30,        -----------------------------      OCTOBER 31,
                                                                2004           2003       2002       2001            2000
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  5.97         $  4.05    $  5.40    $ 10.47        $ 10.00
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.06)          (0.10)(a)   (0.12)(a)   (0.14)       (0.07)
-------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  0.30            2.02      (1.23)     (4.50)          0.54
===============================================================================================================================
    Total from investment operations                             0.24            1.92      (1.35)     (4.64)          0.47
===============================================================================================================================
Less distributions from net realized gains                         --              --         --      (0.43)            --
===============================================================================================================================
Net asset value, end of period                                $  6.21         $  5.97    $  4.05    $  5.40        $ 10.47
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Total return(b)                                                  4.02%          47.41%    (25.00)%   (45.81)%         4.70%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $49,555         $48,830    $36,060    $58,019        $94,740
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratio of expenses to average net assets                          2.45%(c)        2.72%      2.55%      2.36%(d)        2.37%(e)
===============================================================================================================================
Ratio of net investment income (loss) to average net assets     (1.84)%(c)      (2.13)%    (2.19)%    (1.98)%        (1.73)%(e)
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Portfolio turnover rate(f)                                        153%            414%       407%       242%           111%
_______________________________________________________________________________________________________________________________
===============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $52,328,763.
(d) After fee waivers. Ratio of expenses to average net assets prior to fee waivers was 2.48%.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

                                                                                          CLASS C
                                                             ------------------------------------------------------------------
                                                                                                                MARCH 31, 2000
                                                             SIX MONTHS                                        (DATE OPERATIONS
                                                               ENDED             YEAR ENDED OCTOBER 31,         COMMENCED) TO
                                                             APRIL 30,        -----------------------------      OCTOBER 31,
                                                                2004           2003       2002       2001            2000
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  5.97         $  4.05    $  5.40    $ 10.46        $ 10.00
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.06)          (0.10)(a)   (0.12)(a)   (0.14)       (0.07)
-------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  0.30            2.02      (1.23)     (4.49)          0.53
===============================================================================================================================
    Total from investment operations                             0.24            1.92      (1.35)     (4.63)          0.46
===============================================================================================================================
Less distributions from net realized gains                         --              --         --      (0.43)            --
===============================================================================================================================
Net asset value, end of period                                $  6.21         $  5.97    $  4.05    $  5.40        $ 10.46
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Total return(b)                                                  4.02%          47.41%    (25.00)%   (45.76)%         4.60%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $18,801         $19,992    $17,194    $26,483        $41,361
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratio of expenses to average net assets                          2.45%(c)        2.72%      2.55%      2.36%(d)        2.37%(e)
===============================================================================================================================
Ratio of net investment income (loss) to average net assets     (1.84)%(c)      (2.13)%    (2.19)%    (1.98)%        (1.73)%(e)
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Portfolio turnover rate(f)                                        153%            414%       407%       242%           111%
_______________________________________________________________________________________________________________________________
===============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $20,609,342.
(d) After fee waivers. Ratio of expenses to average net assets prior to fee waivers was 2.48%.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

NOTE 12--LEGAL PROCEEDINGS

Your Fund's investment advisor, A I M Advisors, Inc. ("AIM"), is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. ("IFG"), was formerly the investment advisor to the INVESCO Funds. AIM succeeded IFG as the investment advisor to the INVESCO Funds other than INVESCO Variable Investment Funds, Inc. ("IVIF") on November 25, 2003, and succeeded IFG as the investment advisor to IVIF on April 30, 2004.

  The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to a wide range of issues, including issues of "market timing" and "late trading." Both AIM and IFG are the subject of a number of such inquiries, as described below.

Regulatory Actions and Inquiries Concerning IFG

On December 2, 2003 each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against IFG and Raymond R. Cunningham, in his capacity as the Chief Executive Officer of IFG. Mr. Cunningham also currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc. ("AIM Management"), the parent of AIM, and the position of Senior Vice President of AIM. As of April 23, 2004, Mr. Cunningham was granted a voluntary administrative leave of absence with pay. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings.

  The SEC complaint alleges that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

  The NYAG and Colorado complaints made substantially similar allegations. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief; civil monetary penalties; and other relief.

  In addition, IFG has received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and other related issues concerning the INVESCO Funds. These regulators include the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, the

Office of the Secretary of State for West Virginia, the Colorado Securities Division and the Bureau of Securities of the State of New Jersey. IFG has also received more limited inquiries from the United States Department of Labor ("DOL"), the NASD, Inc. ("NASD"), the SEC and the United States Attorney's Office for the Southern District of New York concerning certain specific INVESCO Funds, entities and/or individuals. IFG is providing full cooperation with respect to these inquiries.

Regulatory Inquiries Concerning AIM

AIM has also received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and other related issues concerning the AIM Funds. AIM has received requests for information and documents concerning these and related matters from the SEC, the Massachusetts Secretary of the Commonwealth, the Office of the State Auditor for the State of West Virginia and the Department of Banking for the State of Connecticut. In addition, AIM has received subpoenas concerning these and related matters from the NYAG, the United States Attorney's Office for the District of Massachusetts, the Commissioner of Securities for the State of Georgia, the Office of the Secretary of State for West Virginia and the Bureau of Securities of the State of New Jersey. AIM has also received more limited inquiries from the DOL, the NASD, the SEC and the United States Attorney's Office for the Southern District of New York concerning certain specific AIM Funds, entities and/or individuals. AIM is providing full cooperation with respect to these inquiries.

Response of AMVESCAP

AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. In addition, AMVESCAP has retained separate outside counsel to undertake a comprehensive review of AIM's and IFG's policies, procedures and practices, with the objective that they rank among the most effective in the fund industry. At the direction of the trustees of the AIM and INVESCO Funds, AMVESCAP will pay all of the expenses incurred by the AIM and INVESCO Funds related to market timing, including expenses incurred in connection with the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM.

  For the period ended April 30, 2004, AMVESCAP has assumed $18,707 of expenses incurred by the Fund in connection with these matters, including legal, audit, shareholder servicing, communication and trustee expenses.

  There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, including but not limited to A I M Capital Management, Inc., AIM Funds Management Inc., INVESCO Global Asset Management (N.A.), Inc., INVESCO Institutional (N.A.), Inc. ("IINA") and INVESCO Senior Secured Management, Inc., from serving as an investment advisor to any investment company registered under the Investment Company Act of 1940 (a "registered investment company"), including the Fund. The Fund has been informed by AIM that, if AIM is so barred, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There can be no assurance that such exemptive relief will be granted. Any settlement with the regulators could also include terms which would bar Mr. Cunningham from serving as an officer or director of any registered investment company.

Private Actions Alleging Market Timing

Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities and certain of their officers, including Mr. Cunningham) making allegations substantially similar to the allegations in the regulatory complaints against IFG described above. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violation of various provisions of the Federal and state securities laws;
(ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA"); (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees.

  IFG has removed certain of the state court proceedings to Federal District Court. The Judicial Panel on Multidistrict Litigation (the "Panel") has ruled that all actions pending in Federal court that allege market timing and/or late trading be transferred to the United States District Court for the District of Maryland for coordinated pre-trial proceedings. Some of the cases against IFG and the other AMVESCAP defendants have already been transferred to the District of Maryland in accordance with the Panel's directive. AIM and IFG anticipate that in time most or all of the actions pending against them and the other AMVESCAP defendants alleging market timing and/or late trading will be transferred to the multidistrict litigation.

Other Private Actions

Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, IINA, A I M Distributors, Inc. ("AIM Distributors") and INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale.

Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in both Federal and state courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees.

  Certain other civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG and AIM) alleging that certain AIM and INVESCO Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

  Additional lawsuits or regulatory actions arising out of the circumstances above and presenting similar allegations and requests for relief may be served or filed against the Fund, IFG, AIM, AIM Management, IINA, AIM Distributors, INVESCO Distributors, AMVESCAP and related entities and individuals in the future.

  As a result of the above developments, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the matters described above may have on the Fund or AIM.

OTHER INFORMATION

TRUSTEES AND OFFICERS

BOARD OF TRUSTEES        OFFICERS                                OFFICE OF THE FUND
Bob R. Baker             Robert H. Graham                        11 Greenway Plaza
Frank S. Bayley          Chairman and President                  Suite 100
James T. Bunch                                                   Houston, TX 77046-1173
Bruce L. Crockett        Mark H. Williamson
Albert R. Dowden         Executive Vice President                INVESTMENT ADVISOR
Edward K. Dunn Jr.                                               A I M Advisors, Inc.
Jack M. Fields           Kevin M. Carome                         11 Greenway Plaza
Carl Frischling          Senior Vice President, Secretary and    Suite 100
Robert H. Graham          Chief Legal Officer                    Houston, TX 77046-1173
Gerald J. Lewis
Prema Mathai-Davis       Stuart W. Coco                          TRANSFER AGENT
Lewis F. Pennock         Vice President                          AIM Investment Services, Inc.
Ruth H. Quigley                                                  P.O. Box 4739
Louis S. Sklar           Melville B. Cox                         Houston, TX 77210-4739
Larry Soll, Ph.D.        Vice President
Mark H. Williamson                                               CUSTODIAN
                         Sidney M. Dilgren                       State Street Bank and Trust Company
                         Vice President and Treasurer            225 Franklin Street
                                                                 Boston, MA 02110-2801
                         Karen Dunn Kelley
                         Vice President                          COUNSEL TO THE FUND
                                                                 Ballard Spahr
                         Edgar M. Larsen                         Andrews & Ingersoll, LLP
                         Vice President                          1735 Market Street
                                                                 Philadelphia, PA 19103-7599

                                                                 COUNSEL TO THE TRUSTEES
                                                                 Kramer, Levin, Naftalis & Frankel LLP
                                                                 919 Third Avenue
                                                                 New York, NY 10022-3852

                                                                 DISTRIBUTOR
                                                                 A I M Distributors, Inc.
                                                                 11 Greenway Plaza
                                                                 Suite 100
                                                                 Houston, TX 77046-1173

    DOMESTIC EQUITY                              INTERNATIONAL/GLOBAL EQUITY                         FIXED INCOME

AIM Aggressive Growth Fund                   AIM Asia Pacific Growth Fund                  TAXABLE
AIM Balanced Fund*                           AIM Developing Markets Fund
AIM Basic Balanced Fund*                     AIM European Growth Fund                      AIM Floating Rate Fund
AIM Basic Value Fund                         AIM European Small Company Fund               AIM High Yield Fund
AIM Blue Chip Fund                           AIM Global Aggressive Growth Fund             AIM Income Fund
AIM Capital Development Fund                 AIM Global Equity Fund4                       AIM Intermediate Government Fund
AIM Charter Fund                             AIM Global Growth Fund                        AIM Limited Maturity Treasury Fund
AIM Constellation Fund                       AIM Global Value Fund                         AIM Money Market Fund
AIM Dent Demographic Trends Fund             AIM International Emerging Growth Fund        AIM Short Term Bond Fund
AIM Diversified Dividend Fund                AIM International Growth Fund                 AIM Total Return Bond Fund
AIM Emerging Growth Fund                     AIM Trimark Fund                              INVESCO U.S. Government Money Fund
AIM Large Cap Basic Value Fund               INVESCO International Core Equity Fund5
AIM Large Cap Growth Fund                                                                  TAX-FREE
AIM Libra Fund                                         SECTOR EQUITY
AIM Mid Cap Basic Value Fund                                                               AIM High Income Municipal Fund
AIM Mid Cap Core Equity Fund1                AIM Global Health Care Fund                   AIM Municipal Bond Fund
AIM Mid Cap Growth Fund                      AIM Real Estate Fund                          AIM Tax-Exempt Cash Fund
AIM Opportunities I Fund                     INVESCO Advantage Health Sciences Fund        AIM Tax-Free Intermediate Fund
AIM Opportunities II Fund                    INVESCO Energy Fund
AIM Opportunities III Fund                   INVESCO Financial Services Fund                   AIM ALLOCATION SOLUTIONS
AIM Premier Equity Fund                      INVESCO Gold & Precious Metals Fund
AIM Select Equity Fund                       INVESCO Health Sciences Fund                  AIM Aggressive Allocation Fund
AIM Small Cap Equity Fund2                   INVESCO Leisure Fund                          AIM Conservative Allocation Fund
AIM Small Cap Growth Fund3                   INVESCO Multi-Sector Fund                     AIM Moderate Allocation Fund
AIM Trimark Endeavor Fund                    INVESCO Technology Fund
AIM Trimark Small Companies Fund             INVESCO Utilities Fund
AIM Weingarten Fund
INVESCO Core Equity Fund
INVESCO Dynamics Fund
INVESCO Mid-Cap Growth Fund
INVESCO Small Company Growth Fund
INVESCO S&P 500 Index Fund
INVESCO Total Return Fund*


* Domestic equity and income fund

CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY. FOR THIS AND OTHER IMPORTANT INFORMATION ABOUT AIM AND INVESCO FUNDS, OBTAIN A PROSPECTUS FROM YOUR FINANCIAL ADVISOR OR AIMINVESTMENTS.COM AND READ IT THOROUGHLY BEFORE INVESTING.

(1) As of the close of business on February 27, 2004, AIM Mid Cap Core Equity Fund is available to new investors on a limited basis. For information on who may continue to invest in AIM Mid Cap Core Equity Fund, please contact your financial advisor. 2AIM Small Cap Equity Fund was closed to most investors on December 19, 2003. For information on who may continue to invest in AIM Small Cap Equity Fund, please contact your financial advisor. 3AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor. 4Effective March 31, 2004, AIM Global Trends Fund was renamed AIM Global Equity Fund. 5Effective November 24, 2003, INVESCO International Blue Chip Value Fund was renamed INVESCO International Core Equity Fund.

   If used after July 20, 2004, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $148 billion in assets for approximately 11 million shareholders, including individual investors, corporate clients and financial institutions. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $381 billion in assets under management. Data as of March 31, 2004.



                               AIMinvestments.com


                                                                       EMG-SAR-1

                                     YOUR GOALS. OUR SOLUTIONS.--Registered Trademark--
---------------------------------------------------------------------------------------
Mutual   Retirement  Annuities  College  Separately   Offshore  Alternative  Cash              [AIM INVESTMENTS LOGO APPEARS HERE]
Funds    Products               Savings  Managed      Products  Investments  Management                    --Servicemark--
                                Plans    Accounts
---------------------------------------------------------------------------------------

                                                  AIM LARGE CAP BASIC VALUE FUND
                              Semiannual Report to Shareholders o April 30, 2004

                                 [COVER IMAGE]

 YOUR GOALS. OUR SOLUTIONS.                  [AIM INVESTMENTS LOGO APPEARS HERE]
  --Registered Trademark--                               --Servicemark--

==================================================================================================================================
AIM LARGE CAP BASIC VALUE FUND SEEKS LONG-TERM GROWTH OF CAPITAL.
==================================================================================================================================

o Unless otherwise stated, information presented is as of 4/30/04 and is based on total net assets.

ABOUT SHARE CLASSES                          to its investments in IPOs. These            o A direct investment cannot be made in
o Effective 9/30/03, Class B shares are      investments have a magnified impact when     an index. Unless otherwise indicated,
not available as an investment for           the fund's asset base is relatively          index results include reinvested
retirement plans maintained pursuant to      small. As the fund's assets grow, the        dividends, and they do not reflect sales
Section 401 of the Internal Revenue          impact of IPO investments will decline,      charges. Performance of an index of
Code, including 401(k) plans, money          which may reduce the effect of IPO           funds reflects fund expenses;
purchase pension plans and profit            investments on the fund's total return.      performance of a market index does not.
sharing plans. Plans that have existing      For additional information regarding the
accounts invested in Class B shares will     impact of IPO investments on the fund's      OTHER INFORMATION
continue to be allowed to make               performance, please see the fund's           o The returns shown in the Management's
additional purchases.                        prospectus.                                  Discussion of Fund Performance are based
                                                                                          on net asset values calculated for
o Investor Class shares are closed to        ABOUT INDEXES USED IN THIS REPORT            shareholder transactions. Generally
most investors. For more information on      o The unmanaged MSCI World Index tracks      accepted accounting principles require
who may continue to invest in the            the performance of approximately 50          adjustments to be made to the net assets
Investor Class shares, please see the        countries covered by Morgan Stanley          of the fund at period end for financial
prospectus.                                  Capital International that are               reporting purposes, and as such, the net
                                             considered developed markets.                asset value for shareholder transactions
o Class R shares are available only to                                                    and the returns based on the net asset
certain retirement plans. Please see the     o The unmanaged Russell 1000                 values may differ from the net asset
prospectus for more information.             --Registered Trademark-- Index               values and returns reported in the
                                             represents the performance of the stocks     Financial Highlights.
PRINCIPAL RISKS OF INVESTING IN THE FUND     of large-capitalization companies.
o International investing presents                                                        o Industry classifications used in this
certain risks not associated with            o The unmanaged Standard & Poor's            report are generally according to the
investing solely in the United States.       Composite Index of 500 Stocks (the S&P       Global Industry Classification Standard,
These include risks relating to              500--Registered Trademark-- Index) is        which was developed by and is the
fluctuations in the value of the U.S.        an index of common stocks frequently         exclusive property and a service mark of
dollar relative to the values of other       used as a general measure of U.S. stock      Morgan Stanley Capital International
currencies, the custody arrangements         market performance.                          Inc. and Standard & Poor's.
made for the fund's foreign holdings,
differences in accounting, political         o The unmanaged Lipper Large-Cap Value       o Bloomberg, Inc. is a well-known
risks and the lesser degree of public        Fund Index represents an average of the      independent financial research and
information required to be provided by       performance of the 30 largest                reporting firm.
non-U.S. companies. The fund may invest      large-capitalization value funds tracked
up to 25% of its assets in the               by Lipper, Inc., an independent mutual       A description of the policies and
securities of non-U.S. issuers.              fund performance monitor.                    procedures that the fund uses to
Securities of Canadian issuers and                                                        determine how to vote proxies relating
American Depositary Receipts are not         o The unmanaged Russell 1000                 to portfolio securities is available
subject to this 25% limitation.              --Registered Trademark-- Value Index is      without charge, upon request, by calling
                                             a subset of the unmanaged Russell 1000       800-959-4246, or on the AIM Web site,
o The fund may participate in the            Index, which represents the performance      AIMinvestments.com.
initial public offering (IPO) market in      of the stocks of large-capitalization
some market cycles. A significant            companies; the Value subset measures the
portion of the fund's returns during         performance of Russell 1000 companies
certain periods was attributable             with lower price/book ratios and lower
                                             forecasted growth values.

                                             o The fund is not managed to track the
                                             performance of any particular index,
                                             including the indexes defined here, and
                                             consequently, the performance of the
                                             fund may deviate significantly from the
                                             performance of the indexes.


=====================================================                                     THIS REPORT MUST BE ACCOMPANIED OR
NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE                                     PRECEDED BY A CURRENTLY EFFECTIVE FUND
=====================================================                                     PROSPECTUS, WHICH CONTAINS MORE COMPLETE
                                                                                          INFORMATION, INCLUDING SALES CHARGES AND
                                                                                          EXPENSES. READ IT CAREFULLY BEFORE YOU
                                                                                          INVEST.

AIMinvestments.com

TO OUR SHAREHOLDERS

                    DEAR FELLOW SHAREHOLDER IN THE AIM FAMILY OF
                    FUNDS--Registered Trademark--:

[PHOTO OF           For most of the six-month period covered by this report,
ROBERT H.           major stock market indexes delivered positive performance as
GRAHAM]             economies strengthened both here and abroad. In the United
                    States, gross domestic product steadily improved, while
ROBERT H. GRAHAM    overseas, economic recovery took hold, especially in Asia.
                    In March and April, however, markets lagged as concerns arose about geopolitical events and the possibility that the U.S. Federal Reserve may raise interest rates.

                       Additionally, what's known as a sector rotation took
                    place. During much of 2003, the information technology sector was the favorite of U.S. and foreign investors. The sector's performance turned negative early in 2004, however, as investors switched to more defensive sectors they tend to favor when conditions seem uncertain. For the last month of the reporting period, only three sectors of the 10 in the S&P 500 Index produced positive returns, including health care and consumer staples. The third positive sector was energy, riding the wave of rising oil and gas prices. Stocks in the MSCI World Index displayed a similar performance pattern, reflecting the global nature of the rotation.

THE CASE FOR MUTUAL FUND INVESTING

A period like the one covered by this report is a prime argument for the long-term perspective mutual fund companies always advocate. As we have said on many occasions, no one can consistently predict how markets will perform. And because markets can move with such abruptness, missing out on a few of the best days in the market can diminish your long-term results significantly. Staying invested, we believe, is the best strategy.

   The market volatility experienced over the past six months is also a powerful argument for the diversification offered by mutual funds. For a modest initial investment, mutual fund shareholders can diversify across asset classes, regions, investment styles and market capitalizations. Diversification can offer protection during market downturns because a portfolio made up of a broad spectrum of investments will not bear the full brunt of the decline in any particular security, market, or sector.

VISIT AIMINVESTMENTS.COM FOR REGULATORY UPDATES

For the latest information about ongoing regulatory matters, including proposed rules and regulations regarding the mutual fund industry, please visit our Web site, AIMinvestments.com. We continue to post updates as information becomes available. We also encourage you to visit our Web site for general investing information, performance updates on our funds, and market and economic commentary from our financial experts.

   For information on how your fund performed and was managed during the six months covered by this report, please read your fund managers' discussion on the following pages. We hope you find it informative.

   As always, AIM is committed to building solutions for your investment goals, and we thank you for your continued participation in AIM Investments. If you have any questions, please contact our Client Service representatives at 800-959-4246.

Sincerely,

/s/ ROBERT H. GRAHAM
--------------------------
Robert H. Graham
Chairman and President
May 26, 2004

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

HEALTH CARE, INDUSTRIAL, TECHNOLOGY                                                       more defensive stocks. Information
STOCKS KEY TO FUND PERFORMANCE                                                            technology, consumer discretionary and
                                                                                          financials were the weakest performers.
AIM Large Cap Basic Value Fund Class A       quarter of 2004 as of April 30, 2004. A      With the exception of information
shares returned 10.80% at net asset          total of 75.6% of those companies            technology, all sectors of the index
value for the six-month period ended         reported earnings that exceeded              posted gains for the six months.
April 30, 2004, outperforming both the       analysts' expectations.
S&P 500 Index, which returned 6.27%, and                                                     Small-cap stocks generally
the fund's style-specific benchmark, the                                                  outperformed mid- and large-cap stocks
Russell 1000 Value Index, which returned                                                  while value stocks generally
8.15%. (Had the effects of front-end                                                      outperformed growth stocks.
sales charge been included, the return
would have been lower.) Results for                                                       YOUR FUND
other share classes are shown on the                     We believe this
table on page 3.                                      long-term investment                For the six-month period, the fund's
                                                     horizon enables us to                returns were led by strong contributions
MARKET CONDITIONS                                    potentially capitalize               from the industrial and health care
                                                      on the opportunities                sectors. Energy, information technology
The economy exhibited signs of strength                created by normal                  and financial holdings also posted
for most of the reporting period. The                market volatility over               favorable contributions to fund
nation's gross domestic product, the                   a period of years.                 performance, with no individual sectors
broadest measure of economic activity,                                                    posting negative returns in the
expanded at an annualized rate of 4.1%                                                    reporting period.
in the fourth quarter of 2003 and 4.4%
in the first quarter of 2004.                                                                Our relative outperformance of
                                                                                          benchmark indexes was tied to good stock
   The unemployment rate remained                                                         selection in energy, health care,
relatively stable and stood at 5.6% at          Throughout the reporting period, the      information technology and industrials.
the end of April. However, there were        Federal Reserve maintained the federal       We recognize that short-term performance
signs that the job market could be           funds target rate at 1.00%--its lowest       is often driven by normal market
improving. The number of new non-farm        level since 1958. The S&P 500 Index          volatility. Rather than constantly
jobs created rose from 83,000 in             declined during the final two months of      shifting our portfolio to take advantage
February to 353,000 in March and 346,000     the period amid a backdrop of concerns       of minor and relatively uncertain
in April.                                    that the Fed would raise interest rates.     near-term opportunities, we concentrate
                                                                                          on major long-term opportunities. We
   Corporate earnings also improved.            Energy, telecommunication services        believe this long-term investment
According to Bloomberg, 410 companies        and health care were the best-performing     horizon enables us to potentially
in the S&P 500 Index reported earnings       sectors of the S&P 500 Index as              capitalize on the opportunities created
for the first                                investors rotated into                       by normal market volatility over a
                                                                                          period of years.


=================================================================================================================================
TOP 10 EQUITY HOLDINGS*                                           TOP 10 INDUSTRIES*
  1. Tyco International Ltd. (Bermuda)                3.9%         1. Pharmaceuticals                              6.2%
  2. First Data Corp.                                 3.5          2. Industrial Conglomerates                     5.8
  3. Cardinal Health, Inc.                            3.5          3. Health Care Distributors                     5.6
  4. Fannie Mae                                       3.3          4. Data Processing & Outsourced Services        5.3
  5. Citigroup Inc.                                   3.2          5. Advertising                                  5.2
  6. Computer Associates Intl., Inc.                  3.1          6. Investment Banking & Brokerage               4.0
  7. Waste Management, Inc.                           3.1          7. Oil & Gas Equipment & Services               3.7
  8. Cendant Corp.                                    3.0          8. Food Retail                                  3.6
  9. Aventis S.A. (France)                            2.7          9. Consumer Electronics                         3.5
 10. Omnicom Group Inc.                               2.7         10. Thrifts & Mortgage Finance                   3.3

*Excludes money market fund holdings. The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.
=================================================================================================================================

   During the reporting period, some            The largest detractor from fund                            R. CANON COLEMAN II
changes were made to fund holdings. As       performance was pharmaceutical                                Mr. Coleman, Certified
in the previous reporting period, we         manufacturer Wyeth, maker of both               [COLEMAN      Financial Analyst,
increased our exposure to the                prescription drugs and over-the-counter         PHOTO]        joined AMVESCAP in 1999
health-care sector, with the more recent     health products including Advil and                           in its corporate
additions being focused on new               Robitussin. Wyeth saw its stock weaken                        associate rotation
opportunities in the pharmaceutical          because of the increased risk related to     program, working with fund managers
industry. These opportunities were           litigation concerning the company's diet     throughout AMVESCAP before joining AIM
largely funded by reductions in the          drug. We continued to own the stock          in 2000. He previously worked as a CPA.
financial sector.                            because we believe the company still         Mr. Coleman earned a B.S. and an M.S. in
                                             offered good value despite the               accounting from the University of
   The fund outperformed the benchmark       uncertainty surrounding the litigation.      Florida. He also has an M.B.A. from The
in five of the eight sectors in which we                                                  Wharton School at the University of
invested. Industrials, health care and       IN CLOSING                                   Pennsylvania.
energy were among the biggest
contributors to performance. Poor stock      We managed the fund based on the                              MATTHEW W. SEINSHEIMER
selection in consumer staples hindered       philosophy that business value is                             Mr. Seinsheimer,
performance, which was notable given the     separate from, but eventually                 [SEINSHEIMER    Certified Financial
fund's overweight position in the            determines, market value. Over the long       PHOTO]          Analyst, began his
sector.                                      term, our strategy of buying quality                          investment career in
                                             companies when they are significantly                         1992 as a fixed-income
   Among specific holdings,                  undervalued and out of favor on Wall         trader. He later served as a portfolio
manufacturing conglomerate Tyco              Street has produced strong results           manager on both fixed income and equity
International Ltd. and drug maker            relative to both benchmarks and peers.       portfolios. Mr. Seinsheimer joined AIM
Aventis S.A. were two of the most            We continued to seek the best valuation      as a senior analyst in 1998 and assumed
significant contributors to fund             opportunities, based on our bottom-up        his current responsibilities in 2000. He
performance. Now under new management,       approach to investing.                       received a B.B.A. from Southern
Tyco continues to move beyond the                                                         Methodist University and an M.B.A. from
controversy associated with its former            See important fund and index            The University of Texas at Austin.
chief executive officer, with investors          disclosures inside front cover.
now focused on accelerating sales                                                                          MICHAEL J. SIMON
growth, margin expansion opportunities                                                                     Mr. Simon, Certified
and significant cash flow generation.                                                         [SIMON       Financial Analyst,
The strength in Aventis resulted largely                                                      PHOTO]       joined AIM in 2001.
from the recent merger proposal made by                                                                    Prior to joining AIM,
another French pharmaceutical                                                                              Mr. Simon worked as a
manufacturer, Sanofi-Synthelabo.                                                          vice president, equity analyst and
                                                                                          portfolio manager. Mr. Simon, who began
                                                                                          his investment career in 1989, received
                                                                                          a B.B.A. in finance from Texas Christian
                                                                                          University and an M.B.A. from the
                                                                                          University of Chicago. Mr. Simon has
                                                                                          served as Occasional Faculty in the
                                                                                          Finance and Decision Sciences Department
                                                                                          of Texas Christian University's M.J.
                                                                                          Neeley School of Business.

                                                                                                           BRET W. STANLEY
                                                                                                           Mr. Stanley,
                                                                                              [STANLEY     Certified Financial
                                                                                              PHOTO]       Analyst, is lead
                                                                                                           portfolio manager of
                                                                                                           AIM Large Cap Basic
                                                                                          Value Fund and the head of AIM's Value
                                                                                          Investment Management Unit. Prior to
                                                                                          joining AIM in 1998, Mr. Stanley served
                                                                                          as a vice president and portfolio
                                                                                          manager and managed growth and income,
                                                                                          equity income and value portfolios. He
                                                                                          began his investment career in 1988. Mr.
                                                                                          Stanley received a B.B.A. in finance
                                                                                          from The University of Texas at Austin
                                                                                          and an M.S. in finance from the
                                                                                          University of Houston.

                                                                                          Assisted by the Basic Value Team

========================================================================================
FUND VS. INDEXES

Total returns, 10/31/03-4/30/04, excluding applicable sales charges. If sales charges were included, returns would be lower.

CLASS A SHARES                                                         10.80%

CLASS B SHARES                                                         10.49

CLASS C SHARES                                                         10.40

INVESTOR CLASS SHARES                                                  10.89

CLASS R SHARES                                                         10.74

RUSSELL 1000 VALUE INDEX (STYLE-SPECIFIC INDEX)                         8.15

S&P 500 INDEX (BROAD MARKET INDEX)                                      6.27

Source: Lipper, Inc.

TOTAL NUMBER OF HOLDINGS*                                                 46

TOTAL NET ASSETS                                              $355.2 MILLION

========================================================================================  [RIGHT ARROW GRAPHIC]

                                                                                          FOR A PRESENTATION OF YOUR FUND'S
                                                                                          LONG-TERM PERFORMANCE RECORD,
                                                                                          PLEASE TURN THE PAGE.

LONG-TERM PERFORMANCE

YOUR FUND'S LONG-TERM PERFORMANCE

Below you will find a presentation of your fund's long-term performance record for periods ended 4/30/04, the close of the six-month period covered by this report. As required by industry regulations, we also present long-term performance for periods ended 3/31/04, the most recent calendar quarter-end.

Please read the important disclosure accompanying these tables, which explains how fund performance is calculated and the sales charges, if any, that apply to the share class in which you are invested.

AVERAGE ANNUAL TOTAL RETURNS                 AVERAGE ANNUAL TOTAL RETURNS                    The performance data quoted represent
As of 4/30/04, including applicable          As of 3/31/04, including applicable          past performance and cannot guarantee
sales charges                                sales charges                                comparable future results; current
CLASS A SHARES                               CLASS A SHARES                               performance may be lower or higher.
Inception (6/30/99)        4.49%             Inception (6/30/99)        5.05%             Please visit AIMinvestments.com for the
1 Year                    24.46              1 Year                    39.46              most recent month-end performance.
                                                                                          Performance figures reflect reinvested
CLASS B SHARES                               CLASS B SHARES                               distributions, changes in net asset
Inception (8/1/2000)       2.84%             Inception (8/1/2000)       3.53%             value and the effect of the maximum
1 Year                    25.92              1 Year                    41.57              sales charge unless otherwise stated.
                                                                                          Investment return and principal value
CLASS C SHARES                               CLASS C SHARES                               will fluctuate so that you may have a
Inception (8/1/2000)       3.55%             Inception (8/1/2000)       4.27%             gain or loss when you sell shares.
1 Year                    29.82              1 Year                    45.57
                                                                                             When sales charges are included in
INVESTOR CLASS SHARES                        INVESTOR CLASS SHARES                        performance figures, Class A share
Inception                  5.73%             Inception                  6.32%             performance reflects the maximum 5.50%
1 Year                    31.84              1 Year                    47.71              sales charge, and Class B and Class C
                                                                                          share performance reflects the
CLASS R SHARES                               CLASS R SHARES                               applicable contingent deferred sales
Inception                  5.55%             Inception                  6.12%             charge (CDSC) for the period involved.
1 Year                    31.45              1 Year                    47.19              The CDSC on Class B shares declines from
                                                                                          5% beginning at the time of purchase to
                                             Investor Class shares' inception date is     0% at the beginning of the seventh year.
                                             9/30/03. Returns since that date are         The CDSC on Class C shares is 1% for the
                                             historical returns. All other returns        first year after purchase. Investor
                                             are blended returns of historical            Class shares do not have a front-end
                                             Investor Class share performance and         sales charge or a CDSC; therefore,
                                             restated Class A share performance (for      performance is at net asset value. Class
                                             periods prior to the inception date of       R shares do not have a front-end sales
                                             Investor Class shares) at net asset          charge; returns shown are at net asset
                                             value and reflect the higher Rule 12b-1      value and do not reflect a 0.75% CDSC
                                             fees applicable to Class A shares. Class     that may be imposed on a total
                                             A shares' inception date is 6/30/99.         redemption of retirement plan assets
                                             Investor Class shares would have had         within the first year.
                                             different returns due to differences in
                                             the expense structure of the Investor
                                             Class.

                                                Class R shares' inception date is
                                             6/3/02. Returns since that date are
                                             historical returns. All other returns
                                             are blended returns of historical Class
                                             R share performance and restated Class A
                                             share performance (for periods prior to     [ARROW
                                             the inception date of Class R shares) at    BUTTON     For More Information Visit
                                             net asset value, adjusted to reflect the    IMAGE]           AIMinvestments.com
                                             higher Rule 12b-1 fees applicable to
                                             Class R shares. Class A shares'
                                             inception date is 6/30/99.

                                       4

SUPPLEMENT TO SEMIANNUAL REPORT DATED 4/30/04

AIM LARGE CAP BASIC VALUE FUND


INSTITUTIONAL CLASS SHARES                   AVERAGE ANNUAL TOTAL RETURNS                 Please note that past performance is not
                                             For periods ended 4/30/04                    indicative of future results. More recent
The following information has been                                                        returns may be more or less than those
prepared to provide Institutional Class      Inception                       5.71%        shown. All returns assume reinvestment of
shareholders with a performance overview      1 Year                        31.73         distributions at net asset value.
specific to their holdings. Institutional     6 Months*                     10.80         Investment return and principal value
Class shares are offered exclusively to                                                   will fluctuate so your shares, when
institutional investors, including           *Cumulative total return that has not        redeemed, may be worth more or less than
defined contribution plans that meet         been annualized                              their original cost. See full report for
certain criteria.                                                                         information on comparative benchmarks.
                                             Institutional Class shares' inception        Please consult your fund prospectus for
                                             date is 4/30/04. Returns since that date     more information. For the most current
                                             are historical returns. All other returns    month-end performance, please call
                                             are blended returns of historical            800-451-4246 or visit AIMinvestments.com.
                                             Institutional Class share performance and
                                             restated Class A share performance (for
                                             periods prior to the inception date of
                                             Institutional Class shares) at net asset
                                             value and reflect the higher Rule 12b-1
                                             fees applicable to Class A shares. Class
                                             A shares' inception date is 6/30/99.
                                             Institutional Class shares would have had
                                             different returns due to differences in
                                             the expense structure of the
                                             Institutional Class.

                                             AVERAGE ANNUAL TOTAL RETURNS
                                             For periods ended 3/31/04

                                             Inception                       6.31%
                                              1 Year                        47.60
                                              6 Months*                     17.49

                                             *Cumulative total return that has not
                                             been annualized

                                             Institutional Class shares' inception
                                             date is 4/30/04. Returns shown are the
                                             restated Class A share performance at net
                                             asset value and reflect the higher Rule
                                             12b-1 fees applicable to Class A shares.
                                             Class A shares' inception date is
                                             6/30/99. Institutional Class shares would
                                             have had different returns due to
                                              differences in the expense structure of
                                             the Institutional Class.

                                             Institutional Class shares have no sales
                                             charge; therefore, performance is at NAV.

FOR INSTITUTIONAL INVESTOR USE ONLY

This material is prepared for institutional investor use only and may not be quoted, reproduced or shown to members of the public, nor used in written form as sales literature for public use.

                           YOUR GOALS. OUR SOLUTIONS.
                            --Registered Trademark--

AIMinvestments.com              LCBV-INS-2   [AIM INVESTMENTS LOGO APPEARS HERE]
                                                      --Servicemark--

FINANCIALS

SCHEDULE OF INVESTMENTS

April 30, 2004
(Unaudited)

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-95.81%

ADVERTISING-5.23%

Interpublic Group of Cos., Inc. (The)(a)         572,200   $  8,977,818
-----------------------------------------------------------------------
Omnicom Group Inc.                               120,600      9,588,906
=======================================================================
                                                             18,566,724
=======================================================================

AEROSPACE & DEFENSE-1.85%

Honeywell International Inc.                     190,300      6,580,574
=======================================================================

ALUMINUM-0.89%

Alcoa Inc.                                       102,500      3,151,875
=======================================================================

APPAREL RETAIL-1.85%

Gap, Inc. (The)                                  298,700      6,574,387
=======================================================================

ASSET MANAGEMENT & CUSTODY BANKS-1.83%

Bank of New York Co., Inc. (The)                 223,600      6,515,704
=======================================================================

BUILDING PRODUCTS-1.88%

Masco Corp.                                      239,000      6,694,390
=======================================================================

COMMUNICATIONS EQUIPMENT-1.13%

Motorola, Inc.                                   219,200      4,000,400
=======================================================================

CONSTRUCTION & FARM MACHINERY & HEAVY
  TRUCKS-0.97%

Deere & Co.                                       50,800      3,456,432
=======================================================================

CONSUMER ELECTRONICS-3.48%

Koninklijke (Royal) Philips Electronics
  N.V.-New York Shares (Netherlands)             193,970      5,200,336
-----------------------------------------------------------------------
Sony Corp.- ADR (Japan)                          186,700      7,169,280
=======================================================================
                                                             12,369,616
=======================================================================

DATA PROCESSING & OUTSOURCED SERVICES-5.28%

Ceridian Corp.(a)                                294,700      6,300,686
-----------------------------------------------------------------------
First Data Corp.                                 274,700     12,468,633
=======================================================================
                                                             18,769,319
=======================================================================

DEPARTMENT STORES-1.45%

May Department Stores Co. (The)                  166,800      5,137,440
=======================================================================

DIVERSIFIED BANKS-1.90%

Bank One Corp.                                   136,800      6,753,816
=======================================================================

DIVERSIFIED CAPITAL MARKETS-1.46%

J.P. Morgan Chase & Co.                          137,500      5,170,000
=======================================================================

DIVERSIFIED CHEMICALS-0.60%

Dow Chemical Co. (The)                            53,600      2,127,384
=======================================================================

-----------------------------------------------------------------------
                                                              MARKET
                                                SHARES        VALUE

DIVERSIFIED COMMERCIAL SERVICES-2.95%

Cendant Corp.                                    442,600   $ 10,480,768
=======================================================================

ENVIRONMENTAL SERVICES-3.06%

Waste Management, Inc.                           382,550     10,864,420
=======================================================================

FOOD RETAIL-3.59%

Kroger Co. (The)(a)                              407,600      7,133,000
-----------------------------------------------------------------------
Safeway Inc.(a)                                  244,800      5,618,160
=======================================================================
                                                             12,751,160
=======================================================================

GENERAL MERCHANDISE STORES-2.21%

Target Corp.                                     181,100      7,854,307
=======================================================================

HEALTH CARE DISTRIBUTORS-5.60%

Cardinal Health, Inc.                            167,600     12,276,700
-----------------------------------------------------------------------
McKesson Corp.                                   232,100      7,626,806
=======================================================================
                                                             19,903,506
=======================================================================

HEALTH CARE EQUIPMENT-1.49%

Baxter International Inc.                        166,800      5,279,220
=======================================================================

HEALTH CARE FACILITIES-1.95%

HCA Inc.                                         170,400      6,923,352
=======================================================================

INDUSTRIAL CONGLOMERATES-5.81%

General Electric Co.                             225,500      6,753,725
-----------------------------------------------------------------------
Tyco International Ltd. (Bermuda)                505,800     13,884,210
=======================================================================
                                                             20,637,935
=======================================================================

INDUSTRIAL MACHINERY-2.32%

Illinois Tool Works Inc.                          95,515      8,234,348
=======================================================================

INSURANCE BROKERS-1.49%

Aon Corp.                                        202,600      5,279,756
=======================================================================

INVESTMENT BANKING & BROKERAGE-3.98%

Merrill Lynch & Co., Inc.                        124,800      6,767,904
-----------------------------------------------------------------------
Morgan Stanley                                   143,200      7,359,048
=======================================================================
                                                             14,126,952
=======================================================================

MANAGED HEALTH CARE-2.17%

Anthem, Inc.(a)                                   87,000      7,706,460
=======================================================================

MOVIES & ENTERTAINMENT-2.34%

Walt Disney Co. (The)                            360,100      8,293,103
=======================================================================

MULTI-LINE INSURANCE-1.44%

Hartford Financial Services Group, Inc. (The)     83,600      5,106,288
=======================================================================

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------

OIL & GAS DRILLING-1.97%

Transocean Inc. (Cayman Islands)(a)              251,377   $  6,980,739
=======================================================================

OIL & GAS EQUIPMENT & SERVICES-3.72%

Halliburton Co.                                  223,600      6,663,280
-----------------------------------------------------------------------
Schlumberger Ltd. (Netherlands)                  112,100      6,561,213
=======================================================================
                                                             13,224,493
=======================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-3.20%

Citigroup Inc.                                   236,619     11,379,008
=======================================================================

PACKAGED FOODS & MEATS-1.60%

Kraft Foods Inc.-Class A                         172,300      5,670,393
=======================================================================

PHARMACEUTICALS-6.19%

Aventis S.A. (France)(a)(b)                      126,700      9,591,440
-----------------------------------------------------------------------
Pfizer Inc.                                      172,000      6,150,720
-----------------------------------------------------------------------
Wyeth                                            164,300      6,254,901
=======================================================================
                                                             21,997,061
=======================================================================

-----------------------------------------------------------------------
                                                              MARKET
                                                SHARES        VALUE

PROPERTY & CASUALTY INSURANCE-2.52%

ACE Ltd. (Cayman Islands)                        203,800   $  8,934,592
=======================================================================

SYSTEMS SOFTWARE-3.10%

Computer Associates International, Inc.          410,900     11,016,229
=======================================================================

THRIFTS & MORTGAGE FINANCE-3.31%

Fannie Mae                                       171,300     11,771,736
=======================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $286,096,818)                         340,283,887
=======================================================================

MONEY MARKET FUNDS-2.48%

Liquid Assets Portfolio-Institutional
  Class(c)                                     4,411,356      4,411,356
-----------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(c)    4,411,356      4,411,356
=======================================================================
    Total Money Market Funds (Cost
      $8,822,712)                                             8,822,712
=======================================================================
TOTAL INVESTMENTS-98.29% (Cost $294,919,530)                349,106,599
=======================================================================
OTHER ASSETS LESS LIABILITIES-1.71%                           6,056,346
=======================================================================
NET ASSETS-100.00%                                         $355,162,945
_______________________________________________________________________
=======================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Security fair valued in accordance with the procedures established by the Board of Trustees. The market value of the security at 04/30/04 was 2.70% of the Fund's total investments. See Note 1A.
(c) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2004
(Unaudited)

ASSETS:

Investments, at market value (cost
  $286,096,818)                                $340,283,887
-----------------------------------------------------------
Investments in affiliated money market funds
  (cost $8,822,712)                               8,822,712
===========================================================
    Total investments (cost $294,919,530)       349,106,599
===========================================================
Receivables for:
  Fund shares sold                                6,667,563
-----------------------------------------------------------
  Dividends                                         367,110
-----------------------------------------------------------
Investment for deferred compensation and
  retirement plans                                   54,489
-----------------------------------------------------------
Other assets                                         63,392
===========================================================
    Total assets                                356,259,153
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Fund shares reacquired                            656,600
-----------------------------------------------------------
  Deferred compensation and retirement plans         65,619
-----------------------------------------------------------
Accrued distribution fees                           173,485
-----------------------------------------------------------
Accrued trustees' fees                                1,043
-----------------------------------------------------------
Accrued transfer agent fees                         158,727
-----------------------------------------------------------
Accrued operating expenses                           40,734
===========================================================
    Total liabilities                             1,096,208
===========================================================
Net assets applicable to shares outstanding    $355,162,945
___________________________________________________________
===========================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                  $319,866,964
-----------------------------------------------------------
Undistributed net investment income (loss)         (319,513)
-----------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities and foreign
  currencies                                    (18,571,575)
-----------------------------------------------------------
Unrealized appreciation of investment
  securities                                     54,187,069
===========================================================
                                               $355,162,945
___________________________________________________________
===========================================================


NET ASSETS:

Class A                                        $156,761,061
___________________________________________________________
===========================================================
Class B                                        $ 92,344,220
___________________________________________________________
===========================================================
Class C                                        $ 32,546,083
___________________________________________________________
===========================================================
Class R                                        $    762,460
___________________________________________________________
===========================================================
Investor Class                                 $ 72,562,270
___________________________________________________________
===========================================================
Institutional Class                            $    186,851
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                          12,419,657
___________________________________________________________
===========================================================
Class B                                           7,497,378
___________________________________________________________
===========================================================
Class C                                           2,642,998
___________________________________________________________
===========================================================
Class R                                              60,617
___________________________________________________________
===========================================================
Investor Class                                    5,746,029
___________________________________________________________
===========================================================
Institutional Class                                  14,806
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $      12.62
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $12.62 divided
      by 94.50%)                               $      13.35
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
    share                                      $      12.32
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
    share                                      $      12.31
___________________________________________________________
===========================================================
Class R:
  Net asset value and offering price per
    share                                      $      12.58
___________________________________________________________
===========================================================
Investor Class:
  Net asset value and offering price per
    share                                      $      12.63
___________________________________________________________
===========================================================
Institutional Class:
  Net asset value and offering price per
    share                                      $      12.62
___________________________________________________________
===========================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the six months ended April 30, 2004
(Unaudited)

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $22,910)         $ 2,307,158
-------------------------------------------------------------------------
Dividends from affiliated money market funds                       56,625
=========================================================================
    Total investment income                                     2,363,783
=========================================================================

EXPENSES:

Advisory fees                                                   1,023,020
-------------------------------------------------------------------------
Administrative services fees                                       59,106
-------------------------------------------------------------------------
Custodian fees                                                     32,628
-------------------------------------------------------------------------
Distribution fees:
  Class A                                                         246,572
-------------------------------------------------------------------------
  Class B                                                         447,179
-------------------------------------------------------------------------
  Class C                                                         155,320
-------------------------------------------------------------------------
  Class R                                                           1,670
-------------------------------------------------------------------------
  Investor Class                                                   98,676
-------------------------------------------------------------------------
Transfer agent fees                                               430,180
-------------------------------------------------------------------------
Trustees' fees                                                      7,664
-------------------------------------------------------------------------
Other                                                             159,502
=========================================================================
    Total expenses                                              2,661,517
=========================================================================
Less: Fees waived and expense offset arrangements                  (3,439)
-------------------------------------------------------------------------
    Net expenses                                                2,658,078
=========================================================================
Net investment income (loss)                                     (294,295)
=========================================================================

REALIZED AND UNREALIZED GAIN FROM INVESTMENT SECURITIES, AND
  FOREIGN CURRENCIES:

Net realized gain from:
  Investment securities                                         8,179,091
-------------------------------------------------------------------------
  Foreign currencies                                               18,962
=========================================================================
                                                                8,198,053
=========================================================================
Change in net unrealized appreciation of investment
  securities                                                   26,005,506
=========================================================================
Net gain from investment securities and foreign currencies     34,203,559
=========================================================================
Net increase in net assets resulting from operations          $33,909,264
_________________________________________________________________________
=========================================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended April 30, 2004 and the year ended October 31, 2003 (Unaudited)

                                                               APRIL 30,      OCTOBER 31,
                                                                  2004            2003
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $   (294,295)   $   (639,955)
------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    foreign currencies                                           8,198,053      (9,793,824)
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities                                                  26,005,506      51,420,584
==========================================================================================
    Net increase in net assets resulting from operations        33,909,264      40,986,805
==========================================================================================
Share transactions-net:
  Class A                                                       21,306,008       5,382,960
------------------------------------------------------------------------------------------
  Class B                                                        3,839,106       2,113,303
------------------------------------------------------------------------------------------
  Class C                                                        3,059,196         (14,173)
------------------------------------------------------------------------------------------
  Class R                                                          115,579         537,385
------------------------------------------------------------------------------------------
  Investor Class                                                63,416,868         177,572
------------------------------------------------------------------------------------------
  Institutional Class                                              186,851              --
==========================================================================================
    Net increase in net assets resulting from share
     transactions                                               91,923,608       8,197,047
==========================================================================================
    Net increase in net assets                                 125,832,872      49,183,852
==========================================================================================
NET ASSETS:

  Beginning of period                                          229,330,073     180,146,221
==========================================================================================
  End of period (including undistributed net investment
    income (loss) of $(319,513) and $(25,218) for 2004 and
    2003, respectively)                                       $355,162,945    $229,330,073
__________________________________________________________________________________________
==========================================================================================

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

April 30, 2004
(Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Large Cap Basic Value Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of fifteen separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's primary investment objective is long-term growth of capital with a secondary objective of current income. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, the Fund's officers, trustees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE"). Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transactions costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.60% of the first $1 billion of the Fund's average daily net assets, plus 0.575% over $1 billion up to and including $2 billion of the Fund's average daily net assets and 0.55% of the Fund's average daily net assets in excess of $2 billion. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the
Fund). For the six months ended April 30, 2004, AIM waived fees of $1,012.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2004, AIM was paid $59,106 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI"), formerly known as A I M Fund Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. For the Institutional Class, the transfer agent has contractually agreed to reimburse class specific transfer agent fees to the extent necessary to limit transfer agent fees to 0.10% of the average net assets. During the six months ended April 30, 2004, AISI retained $177,257 for such services.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C, Class R, Investor Class and Institutional Class shares of the Fund. Institutional Class shares commenced sales on April 30, 2004. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C, Class R and Investor Class shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares,

1.00% of the average daily net assets of Class B and Class C shares, 0.50% of the average daily net assets of Class R shares and 0.25% of the average daily net assets of the Investor Class shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the six months ended April 30, 2004, the Class A, Class B, Class C, Class R and Investor Class shares paid $246,572, $447,179, $155,320, $1,670 and $98,676, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended April 30, 2004, AIM Distributors advised the Fund that it retained $45,290 in front-end sales commissions from the sale of Class A shares and $507, $794, $1,519 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.


NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC"), to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. Each day the prior day's balance invested in the affiliated money market fund is redeemed in full and a new purchase amount is submitted to invest the current day's available cash and/or cash collateral received from securities lending transactions. The tables below show the transactions in and earnings from investments in affiliated money market funds for the period ended April 30, 2004.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                        UNREALIZED
                    MARKET VALUE     PURCHASES         PROCEEDS        APPRECIATION     MARKET VALUE    DIVIDEND      REALIZED
FUND                  10/31/03        AT COST         FROM SALES      (DEPRECIATION)      04/30/04       INCOME      GAIN (LOSS)
--------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
Portfolio-Institutional
  Class              $1,921,637     $22,797,866      $(20,308,147)        $  --          $4,411,356      $27,900        $  --
--------------------------------------------------------------------------------------------------------------------------------
STIC Prime
Portfolio-Institutional
  Class               1,921,637      22,797,866       (20,308,147)           --           4,411,356       26,763           --
================================================================================================================================
  Subtotal           $3,843,274     $45,595,732      $(40,616,294)        $  --          $8,822,712      $54,663        $  --
================================================================================================================================

INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                      UNREALIZED
                    MARKET VALUE     PURCHASES        PROCEEDS       APPRECIATION     MARKET VALUE      DIVIDEND       REALIZED
FUND                  10/31/03        AT COST        FROM SALES     (DEPRECIATION)      04/30/04        INCOME*       GAIN (LOSS)
---------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
Portfolio-Institutional
  Class              $3,248,000     $35,970,800     $(39,218,800)       $  --          $       --       $ 1,962          $  --
---------------------------------------------------------------------------------------------------------------------------------
  Total              $7,091,274     $81,566,532     $(79,835,094)       $  --          $8,822,712       $56,625          $  --
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(*) Dividend income is net of fees paid to security lending counterparties of $19,592.

NOTE 4--EXPENSE OFFSET ARRANGEMENTS

Indirect expenses under expense offset arrangements are comprised of transfer agency credits resulting from balances in Demand Deposit Accounts (DDA) used by the transfer agency for clearing shareholder transactions and custodian credits resulting from periodic overnight cash balances at the custodian. For the six months ended April 30, 2004, the Fund received reductions in transfer agency fees from AISI (an affiliate of AIM) of $2,422 and reductions in custodian fees of $5 under expense offset arrangements, which resulted in a reduction of the Fund's total expenses of $2,427.

NOTE 5--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to
NOTE 5--TRUSTEES' FEES (CONTINUED)

defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds and INVESCO Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the six months ended April 30, 2004, the Fund paid legal fees of $2,693 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the six months ended April 30, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.
NOTE 7--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.

    At April 30, 2004, there were no securities on loan to brokers. For the six months ended April 30, 2004, the Fund received dividends on cash collateral net of fees paid to counterparties of $1,962 for securities lending transactions.

NOTE 8--TAX INFORMATION

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be updated at the Fund's fiscal year-end.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilized. The ability to use capital loss carryforward may be limited under the Internal Revenue Code and related regulations.

    The Fund has a capital loss carryforward for tax purposes as of October 31, 2003 which expires as follows:

                                            CAPITAL LOSS
EXPIRATION                                  CARRYFORWARD*
---------------------------------------------------------
October 31, 2009                             $ 2,651,488
---------------------------------------------------------
October 31, 2010                              13,408,092
---------------------------------------------------------
October 31, 2011                               8,530,524
=========================================================
Total capital loss carryforward              $24,590,104
_________________________________________________________
=========================================================


* Any capital loss carryforward listed is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the six months ended April 30, 2004 was $74,729,411 and $80,367,146, respectively.

                 UNREALIZED APPRECIATION (DEPRECIATION) OF
                   INVESTMENT SECURITIES ON A TAX BASIS
---------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities      $56,951,741
---------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities     (4,827,265)
===========================================================================
Net unrealized appreciation of investment securities            $52,124,476
___________________________________________________________________________
===========================================================================
Cost of investments for tax purposes is $296,982,123.


NOTE 10--SHARE INFORMATION

The Fund currently offers six different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares, Investor Class shares and Institutional Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class R shares, Investor Class shares and Institutional Class shares are sold at net asset value. Under some circumstances, Class A shares and Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                            CHANGES IN SHARES OUTSTANDING
----------------------------------------------------------------------------------------------------------------------
                                                                                                    YEAR ENDED
                                                                   SIX MONTHS ENDED                OCTOBER 31,
                                                                    APRIL 30, 2004                     2003
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      2,751,070    $ 34,294,775     5,695,229    $ 56,588,456
----------------------------------------------------------------------------------------------------------------------
  Class B                                                      1,222,622      14,907,135     2,611,379      25,467,901
----------------------------------------------------------------------------------------------------------------------
  Class C                                                        481,836       5,837,916       936,198       9,069,047
----------------------------------------------------------------------------------------------------------------------
  Class R                                                         22,739         280,308        59,714         632,113
----------------------------------------------------------------------------------------------------------------------
  Investor Class                                                 941,307      11,785,558        30,507         346,714
----------------------------------------------------------------------------------------------------------------------
  Institutional Class*                                            14,806         186,851            --              --
======================================================================================================================
Issued in connection with acquisitions:**
  Class A                                                         23,582         268,604            --              --
----------------------------------------------------------------------------------------------------------------------
  Class B                                                         31,404         350,200            --              --
----------------------------------------------------------------------------------------------------------------------
  Class C                                                        100,704       1,122,781            --              --
----------------------------------------------------------------------------------------------------------------------
  Investor Class                                               7,662,600      87,273,020            --              --
======================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                        242,124       3,044,516       315,247       3,158,288
----------------------------------------------------------------------------------------------------------------------
  Class B                                                       (247,807)     (3,044,516)     (321,047)     (3,158,288)
======================================================================================================================
Reacquired:
  Class A                                                     (1,305,479)    (16,301,887)   (5,558,986)    (54,363,784)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                       (683,709)     (8,373,713)   (2,170,734)    (20,196,310)
----------------------------------------------------------------------------------------------------------------------
  Class C                                                       (322,239)     (3,901,501)     (955,066)     (9,083,220)
----------------------------------------------------------------------------------------------------------------------
  Class R                                                        (13,835)       (164,729)       (8,863)        (94,728)
----------------------------------------------------------------------------------------------------------------------
  Investor Class                                              (2,873,535)    (35,641,710)      (14,850)       (169,142)
======================================================================================================================
                                                               8,048,190    $ 91,923,608       618,728    $  8,197,047
______________________________________________________________________________________________________________________
======================================================================================================================

 * Institutional Class shares commenced sales on April 30, 2004.
 ** As of the opening of business on November 3, 2003, the Fund acquired all of the net assets of INVESCO Value Equity Fund pursuant to a plan of reorganization approved by the Trustees of the Fund on June 11, 2003 and INVESCO Value Equity Fund shareholders on October 21, 2003. The acquisition was accomplished by a tax-free exchange of 7,818,290 shares of the Fund for 4,958,149 shares of INVESCO Value Equity Fund outstanding as of the close of business October 31, 2003. INVESCO Value Equity Fund's net assets at that date of $89,014,605 including $14,973,392 of unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $229,149,218.

NOTE 11--FINANCIAL HIGHLIGHTS


The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                CLASS A
                                       ------------------------------------------------------------------------------------------
                                                                                                                 JUNE 30, 1999
                                       SIX MONTHS                                                                (DATE OPERATIONS
                                         ENDED                        YEAR ENDED OCTOBER 31,                     COMMENCED) TO
                                       APRIL 30,        --------------------------------------------------       OCTOBER 31,
                                         2004             2003          2002          2001          2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period    $  11.39        $   9.20       $ 10.94       $ 12.05       $ 9.40             $10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)              0.00           (0.00)(a)      0.01(a)       0.02(a)      0.07(a)            0.03
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities
    (both realized and unrealized)          1.23            2.19         (1.75)        (1.07)        2.88              (0.63)
=================================================================================================================================
    Total from investment operations        1.23            2.19         (1.74)        (1.05)        2.95              (0.60)
=================================================================================================================================
Less distributions:
  Dividends from net investment
    income                                    --              --            --         (0.04)       (0.18)                --
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized
    gains                                     --              --            --         (0.02)       (0.12)                --
=================================================================================================================================
    Total distributions                       --              --            --         (0.06)       (0.30)                --
=================================================================================================================================
Net asset value, end of period          $  12.62        $  11.39       $  9.20       $ 10.94       $12.05             $ 9.40
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                            10.80%          23.80%       (15.90)%       (8.74)%      32.21%             (6.00)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                              $156,761        $121,980       $94,387       $68,676       $5,888             $1,153
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net
  assets:
  With fee waivers                          1.35%(c)        1.42%         1.38%         1.27%        1.25%              1.25%(d)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                       1.35%(c)        1.42%         1.38%         1.36%        8.21%             10.02%(d)
=================================================================================================================================
Ratio of net investment income (loss)
  to average net assets                     0.03%(c)       (0.01)%        0.11%         0.17%        0.62%              0.87%(d)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(e)                    31%             41%           37%           18%          57%                10%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $141,672,423.
(d)  Annualized.
(e)  Not annualized for periods less than one year.


                                                                                         CLASS B
                                                        -------------------------------------------------------------------------
                                                                                                                   AUGUST 1, 2000
                                                        SIX MONTHS                                                 (DATE SALES
                                                         ENDED                 YEAR ENDED OCTOBER 31,              COMMENCED) TO
                                                        APRIL 30,        -----------------------------------       OCTOBER 31,
                                                          2004            2003          2002          2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                     $ 11.15         $  9.07       $ 10.86       $ 12.02           $10.85
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                             (0.04)          (0.07)(a)     (0.06)(a)     (0.06)(a)        (0.00)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                             1.21            2.15         (1.73)        (1.05)            1.17
=================================================================================================================================
    Total from investment operations                        1.17            2.08         (1.79)        (1.11)            1.17
=================================================================================================================================
Less distributions:
  Dividends from net investment income                        --              --            --         (0.03)              --
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                       --              --            --         (0.02)              --
=================================================================================================================================
    Total distributions                                       --              --            --         (0.05)              --
=================================================================================================================================
Net asset value, end of period                           $ 12.32         $ 11.15       $  9.07       $ 10.86           $12.02
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                            10.49%          22.93%       (16.48)%       (9.25)%          10.78%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                 $92,344         $80,018       $63,977       $58,681           $2,815
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                          2.00%(c)        2.07%         2.02%         1.95%            1.93%(d)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                       2.00%(c)        2.07%         2.02%         2.04%            8.89%(d)
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                   (0.62)%(c)      (0.66)%       (0.53)%       (0.51)%          (0.06)%(d)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(e)                                    31%             41%           37%           18%              57%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $89,927,305.
(d)  Annualized.
(e)  Not annualized for periods less than one year.


                                                                                         CLASS C
                                                        -------------------------------------------------------------------------
                                                                                                                   AUGUST 1, 2000
                                                        SIX MONTHS                                                 (DATE SALES
                                                         ENDED                 YEAR ENDED OCTOBER 31,              COMMENCED)
                                                        APRIL 30,        -----------------------------------       TO OCTOBER 31,
                                                          2004            2003          2002          2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                     $ 11.15         $  9.07       $ 10.85       $ 12.02           $10.85
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                             (0.04)          (0.07)(a)     (0.06)(a)     (0.06)(a)        (0.00)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                             1.20            2.15         (1.72)        (1.06)            1.17
=================================================================================================================================
    Total from investment operations                        1.16            2.08         (1.78)        (1.12)            1.17
=================================================================================================================================
Less distributions:
  Dividends from net investment income                        --              --            --         (0.03)              --
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                       --              --            --         (0.02)              --
=================================================================================================================================
    Total distributions                                       --              --            --         (0.05)              --
=================================================================================================================================
Net asset value, end of period                           $ 12.31         $ 11.15       $  9.07       $ 10.85           $12.02
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                            10.40%          22.93%       (16.41)%       (9.33)%          10.78%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                 $32,546         $26,566       $21,775       $20,680           $1,248
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                          2.00%(c)        2.07%         2.02%         1.95%            1.93%(d)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                       2.00%(c)        2.07%         2.02%         2.04%            8.89%(d)
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                   (0.62)%(c)      (0.66)%       (0.53)%       (0.51)%          (0.06)%(d)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(e)                                    31%             41%           37%           18%              57%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $31,234,640.
(d)  Annualized.
(e)  Not annualized for periods less than one year.


                                                                                  CLASS R
                                                              ------------------------------------------------
                                                                                                 JUNE 3, 2002
                                                              SIX MONTHS                         (DATE SALES
                                                               ENDED           YEAR ENDED        COMMENCED) TO
                                                               APRIL           OCTOBER 31,       OCTOBER 31,
                                                                2004             2003               2002
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $11.36           $ 9.20             $ 11.60
--------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.01)           (0.02)(a)           (0.00)(a)
--------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   1.23             2.18               (2.40)
==============================================================================================================
    Total from investment operations                              1.22             2.16               (2.40)
==============================================================================================================
Net asset value, end of period                                  $12.58           $11.36             $  9.20
______________________________________________________________________________________________________________
==============================================================================================================
Total return(b)                                                  10.74%           23.48%             (20.69)%
______________________________________________________________________________________________________________
==============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $  762           $  588             $     8
______________________________________________________________________________________________________________
==============================================================================================================
Ratio of expenses to average net assets:                          1.50%(c)         1.57%               1.54%(d)
==============================================================================================================
Ratio of net investment income (loss) to average net assets      (0.12)%(c)       (0.16)%             (0.05)%(d)
______________________________________________________________________________________________________________
==============================================================================================================
Portfolio turnover rate(e)                                          31%              41%                 37%
______________________________________________________________________________________________________________
==============================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c)  Ratios are annualized and based on average daily net assets of $671,478.
(d)  Annualized.
(e)  Not annualized for periods less than one year.


                                                                        INVESTOR CLASS
                                                              -----------------------------------
                                                                               SEPTEMBER 30, 2003
                                                              SIX MONTHS       (DATE SALES
                                                               ENDED           COMMENCED) TO
                                                              APRIL 30,        OCTOBER 31,
                                                                2004               2003
-------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $ 11.39               $10.98
-------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.38                 0.00(a)
=================================================================================================
  Net gains on securities (both realized and unrealized)          0.86                 0.41
=================================================================================================
    Total from investment operations                              1.24                 0.41
=================================================================================================
Net asset value, end of period                                 $ 12.63               $11.39
_________________________________________________________________________________________________
=================================================================================================
Total return(b)                                                  10.89%                3.73%
_________________________________________________________________________________________________
=================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $72,562               $  178
_________________________________________________________________________________________________
=================================================================================================
Ratio of expenses to average net assets:                          1.25%(c)             1.25%(d)
=================================================================================================
Ratio of net investment income to average net assets              0.13%(c)             0.16%(d)
_________________________________________________________________________________________________
=================================================================================================
Portfolio turnover rate(e)                                          31%                  41%
_________________________________________________________________________________________________
=================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $79,374,552.
(d)  Annualized.
(e)  Not annualized for periods less than one year.


                                                                INSTITUTIONAL CLASS
                                                                -------------------
                                                                APRIL 30, 2004
                                                                (DATE SALES
                                                                COMMENCED) TO
                                                                 APRIL 30,
                                                                    2004
-----------------------------------------------------------------------------------
Net asset value, beginning of period                                  $12.62
===================================================================================
Net investment income                                                     --
===================================================================================
Less dividends from net investment income                                 --
===================================================================================
Net asset value, end of period                                        $12.62
___________________________________________________________________________________
===================================================================================
Total return                                                              --
___________________________________________________________________________________
===================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                              $  187
___________________________________________________________________________________
===================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                        --
-----------------------------------------------------------------------------------
  Without fee waivers                                                     --
===================================================================================
Ratio of net investment income to average net assets                      --
___________________________________________________________________________________
===================================================================================
Portfolio turnover rate(a)                                                31%
___________________________________________________________________________________
===================================================================================

(a)  Not annualized for periods less than one year.

NOTE 12--LEGAL PROCEEDINGS


Your Fund's investment advisor, A I M Advisors, Inc. ("AIM"), is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. ("IFG"), was formerly the investment advisor to the INVESCO Funds. AIM succeeded IFG as the investment advisor to the INVESCO Funds other than INVESCO Variable Investment Funds, Inc. ("IVIF") on November 25, 2003, and succeeded IFG as the investment advisor to IVIF on April 30, 2004.

  The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to a wide range of issues, including issues of "market timing" and "late trading." Both AIM and IFG are the subject of a number of such inquiries, as described below.

Regulatory Actions and Inquiries Concerning IFG
-----------------------------------------------

  On December 2, 2003 each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against IFG and Raymond R. Cunningham, in his capacity as the Chief Executive Officer of IFG. Mr. Cunningham also currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc. ("AIM Management"), the parent of AIM, and the position of Senior Vice President of AIM. As of April 23, 2004, Mr. Cunningham was granted a voluntary administrative leave of absence with pay. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings.

  The SEC complaint alleges that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

  The NYAG and Colorado complaints made substantially similar allegations. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief; civil monetary penalties; and other relief.

  In addition, IFG has received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and other related issues concerning the INVESCO Funds. These regulators include the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, the Office of the Secretary of State for West Virginia, the Colorado Securities Division and the Bureau of Securities of the State of New Jersey. IFG has also received more limited inquiries from the United States Department of Labor ("DOL"), the NASD, Inc. ("NASD"), the SEC and the United States Attorney's Office for the Southern District of New York concerning certain specific INVESCO Funds, entities and/or individuals. IFG is providing full cooperation with respect to these inquiries.

Regulatory Inquiries Concerning AIM
-----------------------------------

  AIM has also received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and other related issues concerning the AIM Funds. AIM has received requests for information and documents concerning these and related matters from the SEC, the Massachusetts Secretary of the Commonwealth, the Office of the State Auditor for the State of West Virginia and the Department of Banking for the State of Connecticut. In addition, AIM has received subpoenas concerning these and related matters from the NYAG, the United States Attorney's Office for the District of Massachusetts, the Commissioner of Securities for the State of Georgia, the Office of the Secretary of State for West Virginia and the Bureau of Securities of the State of New Jersey. AIM has also received more limited inquiries from the DOL, the NASD, the SEC and the United States Attorney's Office for the Southern District of New York concerning certain specific AIM Funds, entities and/or individuals. AIM is providing full cooperation with respect to these inquiries.

Response of AMVESCAP
--------------------

  AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. In addition, AMVESCAP has retained separate outside counsel to undertake a comprehensive review of AIM's and IFG's policies, procedures and practices, with the objective that they rank among the most effective in the fund industry. At the direction of the trustees of the AIM and INVESCO Funds, AMVESCAP will pay all of the expenses incurred by the AIM and INVESCO Funds related to market timing, including expenses incurred in connection with the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM.

  For the period ended April 30, 2004, AMVESCAP has assumed $24,233 of expenses incurred by the Fund in connection with these matters, including legal, audit, shareholder servicing, communication and trustee expenses.

  There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, including but not limited to A I M Capital Management, Inc., AIM Funds Management Inc., INVESCO Global Asset Management (N.A.), Inc.,

INVESCO Institutional (N.A.), Inc. ("IINA") and INVESCO Senior Secured Management, Inc., from serving as an investment advisor to any investment company registered under the Investment Company Act of 1940 (a "registered investment company"), including the Fund. The Fund has been informed by AIM that, if AIM is so barred, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There can be no assurance that such exemptive relief will be granted. Any settlement with the regulators could also include terms which would bar Mr. Cunningham from serving as an officer or director of any registered investment company.

Private Actions Alleging Market Timing

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities and certain of their officers, including Mr. Cunningham) making allegations substantially similar to the allegations in the regulatory complaints against IFG described above. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violation of various provisions of the Federal and state securities laws;
(ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA"); (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees.

  IFG has removed certain of the state court proceedings to Federal District Court. The Judicial Panel on Multidistrict Litigation (the "Panel") has ruled that all actions pending in Federal court that allege market timing and/or late trading be transferred to the United States District Court for the District of Maryland for coordinated pre-trial proceedings. Some of the cases against IFG and the other AMVESCAP defendants have already been transferred to the District of Maryland in accordance with the Panel's directive. AIM and IFG anticipate that in time most or all of the actions pending against them and the other AMVESCAP defendants alleging market timing and/or late trading will be transferred to the multidistrict litigation.

Other Private Actions

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, IINA, A I M Distributors, Inc. ("AIM Distributors") and INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in both Federal and state courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees.

  Certain other civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG and AIM) alleging that certain AIM and INVESCO Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

  Additional lawsuits or regulatory actions arising out of the circumstances above and presenting similar allegations and requests for relief may be served or filed against the Fund, IFG, AIM, AIM Management, IINA, AIM Distributors, INVESCO Distributors, AMVESCAP and related entities and individuals in the future.

  As a result of the above developments, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the matters described above may have on the Fund or AIM.

OTHER INFORMATION

TRUSTEES AND OFFICERS

BOARD OF TRUSTEES                 OFFICERS                                      OFFICE OF THE FUND
Bob R. Baker                      Robert H. Graham                              11 Greenway Plaza
Frank S. Bayley                   Chairman and President                        Suite 100
James T. Bunch                                                                  Houston, TX 77046-1173
Bruce L. Crockett                 Mark H. Williamson
Albert R. Dowden                  Executive Vice President                      INVESTMENT ADVISOR
Edward K. Dunn Jr.                                                              A I M Advisors, Inc.
Jack M. Fields                    Kevin M. Carome                               11 Greenway Plaza
Carl Frischling                   Senior Vice President, Secretary and          Suite 100
Robert H. Graham                   Chief Legal Officer                          Houston, TX 77046-1173
Gerald J. Lewis
Prema Mathai-Davis                Stuart W. Coco                                TRANSFER AGENT
Lewis F. Pennock                  Vice President                                AIM Investment Services, Inc.
Ruth H. Quigley                                                                 P.O. Box 4739
Louis S. Sklar                    Melville B. Cox                               Houston, TX 77210-4739
Larry Soll, Ph.D.                 Vice President
Mark H. Williamson                                                              CUSTODIAN
                                  Sidney M. Dilgren                             State Street Bank and Trust Company
                                  Vice President and Treasurer                  225 Franklin Street
                                                                                Boston, MA 02110-2801
                                  Karen Dunn Kelley
                                  Vice President                                COUNSEL TO THE FUND
                                                                                Ballard Spahr
                                  Edgar M. Larsen                               Andrews & Ingersoll, LLP
                                  Vice President                                1735 Market Street
                                                                                Philadelphia, PA 19103-7599

                                                                                COUNSEL TO THE TRUSTEES
                                                                                Kramer, Levin, Naftalis & Frankel LLP
                                                                                919 Third Avenue
                                                                                New York, NY 10022-3852

                                                                                DISTRIBUTOR
                                                                                A I M Distributors, Inc.
                                                                                11 Greenway Plaza
                                                                                Suite 100
                                                                                Houston, TX 77046-1173

             DOMESTIC EQUITY                        INTERNATIONAL/GLOBAL EQUITY                           FIXED INCOME

AIM Aggressive Growth Fund                   AIM Asia Pacific Growth Fund              TAXABLE
AIM Balanced Fund*                           AIM Developing Markets Fund
AIM Basic Balanced Fund*                     AIM European Growth Fund                  AIM Floating Rate Fund
AIM Basic Value Fund                         AIM European Small Company Fund           AIM High Yield Fund
AIM Blue Chip Fund                           AIM Global Aggressive Growth Fund         AIM Income Fund
AIM Capital Development Fund                 AIM Global Equity Fund(4)                 AIM Intermediate Government Fund
AIM Charter Fund                             AIM Global Growth Fund                    AIM Limited Maturity Treasury Fund
AIM Constellation Fund                       AIM Global Value Fund                     AIM Money Market Fund
AIM Dent Demographic Trends Fund             AIM International Emerging Growth Fund    AIM Short Term Bond Fund
AIM Diversified Dividend Fund                AIM International Growth Fund             AIM Total Return Bond Fund
AIM Emerging Growth Fund                     AIM Trimark Fund                          INVESCO U.S. Government Money Fund
AIM Large Cap Basic Value Fund               INVESCO International Core Equity Fund(5)
AIM Large Cap Growth Fund                                                              TAX-FREE
AIM Libra Fund                                             SECTOR EQUITY
AIM Mid Cap Basic Value Fund                                                           AIM High Income Municipal Fund
AIM Mid Cap Core Equity Fund(1)              AIM Global Health Care Fund               AIM Municipal Bond Fund
AIM Mid Cap Growth Fund                      AIM Real Estate Fund                      AIM Tax-Exempt Cash Fund
AIM Opportunities I Fund                     INVESCO Advantage Health Sciences Fund    AIM Tax-Free Intermediate Fund
AIM Opportunities II Fund                    INVESCO Energy Fund
AIM Opportunities III Fund                   INVESCO Financial Services Fund           AIM ALLOCATION SOLUTIONS
AIM Premier Equity Fund                      INVESCO Gold & Precious Metals Fund
AIM Select Equity Fund                       INVESCO Health Sciences Fund              AIM Aggressive Allocation Fund
AIM Small Cap Equity Fund(2)                 INVESCO Leisure Fund                      AIM Conservative Allocation Fund
AIM Small Cap Growth Fund(3)                 INVESCO Multi-Sector Fund                 AIM Moderate Allocation Fund
AIM Trimark Endeavor Fund                    INVESCO Technology Fund
AIM Trimark Small Companies Fund             INVESCO Utilities Fund
AIM Weingarten Fund
INVESCO Core Equity Fund
INVESCO Dynamics Fund
INVESCO Mid-Cap Growth Fund
INVESCO Small Company Growth Fund
INVESCO S&P 500 Index Fund
INVESCO Total Return Fund*

* Domestic equity and income fund


CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY. FOR THIS AND OTHER IMPORTANT INFORMATION ABOUT AIM AND INVESCO FUNDS, OBTAIN A PROSPECTUS FROM YOUR FINANCIAL ADVISOR OR AIMINVESTMENTS.COM AND READ IT THOROUGHLY BEFORE INVESTING.

(1) As of the close of business on February 27, 2004, AIM Mid Cap Core Equity Fund is available to new investors on a limited basis. For information on who may continue to invest in AIM Mid Cap Core Equity Fund, please contact your financial advisor. (2) AIM Small Cap Equity Fund was closed to most investors on December 19, 2003. For information on who may continue to invest in AIM Small Cap Equity Fund, please contact your financial advisor. (3) AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor. (4) Effective March 31, 2004, AIM Global Trends Fund was renamed AIM Global Equity Fund. (5) Effective November 24, 2003, INVESCO International Blue Chip Value Fund was renamed INVESCO International Core Equity Fund.

   If used after July 20, 2004, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $148 billion in assets for approximately 11 million shareholders, including individual investors, corporate clients and financial institutions. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $381 billion in assets under management. Data as of March 31, 2004.

                               AIMinvestments.com

                                                                      LCBV-SAR-1


                                           YOUR GOALS. OUR SOLUTIONS.--Registered Trademark--
---------------------------------------------------------------------------------------------
Mutual     Retirement  Annuities  College   Separately   Offshore   Alternative    Cash        [AIM INVESTMENTS LOGO APPEARS HERE]
Funds      Products               Savings   Managed      Products   Investments    Management              --Servicemark--
                                  Plans     Accounts
---------------------------------------------------------------------------------------------

                                                       AIM LARGE CAP GROWTH FUND
                              Semiannual Report to Shareholders o April 30, 2004

                                 [COVER IMAGE]

YOUR GOALS. OUR SOLUTIONS.                   [AIM INVESTMENTS LOGO APPEARS HERE]
  --Registered Trademark--                               --Servicemark--

==================================================================================================================================
AIM LARGE CAP GROWTH FUND SEEKS LONG-TERM GROWTH OF CAPITAL.
==================================================================================================================================

o Unless otherwise stated, information presented is as of 4/30/04 and is based on total net assets.

ABOUT SHARE CLASSES                          regarding the impact of IPO investments     o A direct investment cannot be made in
o Effective 9/30/03, Class B shares are      on the fund's performance, please see       an index. Unless otherwise indicated,
not available as an investment for           the fund's prospectus.                      index results include reinvested
retirement plans maintained pursuant to                                                  dividends, and they do not reflect sales
Section 401 of the Internal Revenue          ABOUT INDEXES USED IN THIS REPORT           charges. Performance of an index of
Code, including 401(k) plans, money          o The unmanaged Lipper Large-Cap Growth     funds reflects fund expenses;
purchase pension plans and profit            Fund Index represents an average of the     performance of a market index does not.
sharing plans. Plans that have existing      performance of the 30 largest large-
accounts invested in Class B shares will     capitalization growth funds tracked by      OTHER INFORMATION
continue to be allowed to make               Lipper, Inc., an independent mutual fund    o The returns shown in the Management's
additional purchases.                        performance monitor.                        Discussion of Fund Performance are based
                                                                                         on net asset values calculated for
o Class R shares are available only to       o The unmanaged MSCI World Index tracks     shareholder transactions. Generally
certain retirement plans. Please see the     the performance of approximately 50         accepted accounting principles require
prospectus for more information.             countries covered by Morgan Stanley         adjustments to be made to the net assets
                                             Capital International that are              of the fund at period end for financial
PRINCIPAL RISKS OF INVESTING IN THE FUND     considered developed markets.               reporting purposes, and as such, the net
o International investing presents                                                       asset value for shareholder transactions
certain risks not associated with            o The unmanaged Russell 1000                and the returns based on the net asset
investing solely in the United States.       --Registered Trademark-- Growth Index is    values may differ from the net asset
These include risks relating to              a subset of the unmanaged Russell 1000      values and returns reported in the
fluctuations in the value of the U.S.        --Registered Trademark-- Index, which       Financial Highlights.
dollar relative to the values of other       represents the performance of the stocks
currencies, the custody arrangements         of large-capitalization companies; the      o Bloomberg, Inc. is a well-known
made for the fund's foreign holdings,        Growth subset measures the performance      independent financial research and
differences in accounting, political         of Russell 1000 companies with higher       reporting firm.
risks and the lesser degree of public        price/book ratios and higher forecasted
information required to be provided by       growth values.                              o Industry classifications used in this
non-U.S. companies. The fund may invest                                                  report are generally according to the
up to 25% of its assets in the               o The unmanaged Standard & Poor's           Global Industry Classification Standard,
securities of non-U.S. issuers.              Composite Index of 500 Stocks (the S&P      which was developed by and is the
                                             500--Registered Trademark-- Index) is       exclusive property and a service mark of
o A significant portion of the fund's        an index of common stocks frequently        Morgan Stanley Capital International
returns during certain periods was           used as a general measure of U.S. stock     Inc. and Standard & Poor's.
attributable to its investments in           market performance.
initial public offerings (IPOs). These                                                   A description of the policies and
investments had a magnified impact when      o The fund is not managed to track the      procedures that the fund uses to
the fund's asset base was relatively         performance of any particular index,        determine how to vote proxies relating
small. As the fund's assets grow, the        including the indexes defined here, and     to portfolio securities is available
impact of IPO investments will decline,      consequently, the performance of the        without charge, upon request, by calling
which may reduce the effect of IPO           fund may deviate significantly from the     800-959-4246, or on the AIM Web site,
investments on the fund's total return.      performance of the indexes.                 AIMinvestments.com.
For additional information

=====================================================                                     THIS REPORT MUST BE ACCOMPANIED OR
NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE                                     PRECEDED BY A CURRENTLY EFFECTIVE FUND
=====================================================                                     PROSPECTUS, WHICH CONTAINS MORE COMPLETE
                                                                                          INFORMATION, INCLUDING SALES CHARGES AND
                                                                                          EXPENSES. READ IT CAREFULLY BEFORE YOU
                                                                                          INVEST.

AIMinvestments.com

TO OUR SHAREHOLDERS

                    DEAR FELLOW SHAREHOLDER IN THE AIM FAMILY OF
                    FUNDS--Registered Trademark--:

                    For most of the six-month period covered by this report,
[PHOTO OF           major stock market indexes delivered positive performance as
ROBERT H.           economies strengthened both here and abroad. In the United
GRAHAM]             States, gross domestic product steadily improved, while
                    overseas, economic recovery took hold, especially in Asia.
ROBERT H. GRAHAM    In March and April, however, markets lagged as concerns
                    arose about geopolitical events and the possibility that the U.S. Federal Reserve may raise interest rates.

                       Additionally, what's known as a sector rotation took
                    place. During much of 2003, the information technology sector was the favorite of U.S. and foreign investors. The sector's performance turned negative early in 2004, however, as investors switched to more defensive sectors they tend to favor when conditions seem uncertain. For the last month of the reporting period, only three sectors of the 10 in the S&P 500 Index produced positive returns, including health care and consumer staples. The third positive sector was energy, riding the wave of rising oil and gas prices. Stocks in the MSCI World Index displayed a similar performance pattern, reflecting the global nature of the rotation.

THE CASE FOR MUTUAL FUND INVESTING

A period like the one covered by this report is a prime argument for the long-term perspective mutual fund companies always advocate. As we have said on many occasions, no one can consistently predict how markets will perform. And because markets can move with such abruptness, missing out on a few of the best days in the market can diminish your long-term results significantly. Staying invested, we believe, is the best strategy.

   The market volatility experienced over the past six months is also a powerful argument for the diversification offered by mutual funds. For a modest initial investment, mutual fund shareholders can diversify across asset classes, regions, investment styles and market capitalizations. Diversification can offer protection during market downturns because a portfolio made up of a broad spectrum of investments will not bear the full brunt of the decline in any particular security, market, or sector.

VISIT AIMINVESTMENTS.COM FOR REGULATORY UPDATES

For the latest information about ongoing regulatory matters, including proposed rules and regulations regarding the mutual fund industry, please visit our Web site, AIMinvestments.com. We continue to post updates as information becomes available. We also encourage you to visit our Web site for general investing information, performance updates on our funds, and market and economic commentary from our financial experts.

   For information on how your fund performed and was managed during the six months covered by this report, please read your fund managers' discussion on the following pages. We hope you find it informative.

   As always, AIM is committed to building solutions for your investment goals, and we thank you for your continued participation in AIM Investments. If you have any questions, please contact our Client Service representatives at 800-959-4246.

Sincerely,

/s/ ROBERT H. GRAHAM
-------------------------
Robert H. Graham
Chairman and President
May 26, 2004

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

HEALTH CARE STOCKS AIDED                                                                  The S&P 500 Index became increasingly
FUND PERFORMANCE                                                                          volatile during the final two months of
                                                                                          the period amid concerns that the
For the six months ended April 30, 2004,     as a whole began favoring less               Federal Reserve (the Fed) would raise
AIM Large Cap Growth Fund Class A shares     economically sensitive stocks, in which      interest rates. However, the Fed
returned 2.82% at net asset value (had       the fund was overweight compared with        maintained the federal funds target rate
the effects of front-end sales charges       the S&P 500.                                 at 1.00%--its lowest level since
been included, the return would have                                                      1958--throughout the reporting period.
been lower). Results for the fund's          MARKET CONDITIONS
other share classes are shown in the                                                         Energy, telecommunication services
table on page 3.                             The strong equity market rally that          and health care were the best-performing
                                             began in March 2003 continued throughout     sectors of the S&P 500 Index as
   The fund outperformed the 2.70%           the reporting period and the economy         investors rotated into more defensive
return of the Lipper Large-Cap Growth        exhibited signs of strength. The             stocks. Information technology, consumer
Fund Index, which represents the fund's      nation's gross domestic product, the         discretionary and financials were the
peers. However, it underperformed the        broadest measure of economic activity,       weakest performers. With the exception
Russell 1000 Growth Index and the S&P        expanded at an annualized rate of 4.1%       of information technology, all sectors
500 Index, which returned 4.14% and          in the fourth quarter of 2003 and 4.4%       of the index posted gains for the six
6.27% respectively. The Russell 1000         in the first quarter of 2004.                months.
Growth Index reflects the performance of
large-cap growth stocks comparable to           The unemployment rate remained            YOUR FUND
the fund's holdings, while the S&P 500       relatively stable and stood at 5.6% at
is a broad measure of the U.S. stock         the end of April. However, there were        During the reporting period, our
market.                                      signs that the job market could be           bottom-up investment process led us into
                                             improving. The number of new non-farm        more defensive sectors and stocks, which
   The fund underperformed the Russell       jobs created rose from 83,000 in             changed our positioning from a more
1000 Growth Index because it was             February to 353,000 in March and             economically sensitive posture to a more
overweight compared to that index in         moderated somewhat to 346,000 in April.      defensive one.
information technology, which generally
produced poor returns during the period.        Corporate earnings also improved.            Contributing to fund performance were
The fund underperformed the S&P 500          According to Bloomberg, 410 companies in     health care stocks, including biotech
chiefly because large-cap growth stocks,     the S&P 500 Index had reported earnings      firm Genentech and medical supplies
in which the fund typically invests,         for the first quarter of 2004 as of          maker Boston Scientific. Both had strong
generally underperformed value stocks,       April 30, 2004. A total of 75.6% of          earnings growth as well as new products.
which are also included in that index.       those companies reported earnings that       Our positions in managed care firm
In addition, the market                      exceeded analysts' expectations.             UnitedHealth Group and health care
                                                                                          equipment maker Zimmer Holdings also
                                                                                          performed well. UnitedHealth's


=================================================================================================================================
TOP 10 EQUITY HOLDINGS*                                           TOP 10 INDUSTRIES*
 1. UnitedHealth Group Inc.                           4.5%         1. Health Care Equipment                       10.7%
 2. Cisco Systems, Inc.                               4.1          2. Communications Equipment                     8.4
 3. Apollo Group, Inc.-Class A                        3.3          3. Diversified Commercial Services              6.6
 4. Cendant Corp.                                     3.3          4. Systems Software                             5.1
 5. International Game Technology                     3.1          5. Managed Health Care                          4.5
 6. Zimmer Holdings, Inc.                             3.1          6. Restaurants                                  4.1
 7. Symantec Corp.                                    2.2          7. Semiconductors                               3.5
 8. Dell Inc.                                         2.2          8. Casinos & Gaming                             3.1
 9. 3M Co.                                            2.2          9. Personal Products                            3.0
10. Genentech, Inc.                                   2.0         10. Industrial Conglomerates                     2.8

*Excludes money market fund holdings. The fund's holdings
are subject to change, and there is no assurance that the
fund will continue to hold any particular security.
=================================================================================================================================

continued cost control measures led to       our style-specific benchmark.                                 GEOFFREY V. KEELING
positive earnings announcements, and                                                                       Geoff Keeling,
Genentech benefited from its new cancer         We also added several holdings to            [KEELING      Chartered Financial
drug, Avastin.                               our portfolio during the reporting              PHOTO]        Analyst, is
                                             period, as more stocks fit our                                co-manager of AIM
   The largest contribution to fund          investment discipline. These new                              Large Cap Growth
performance came from Apollo Group. This     holdings included household products         Fund. He joined AIM in 1995 and assumed
higher education company, which provides     manufacturer Procter & Gamble and            his present responsibilities in 1999.
programs tailored to working adults,         pharmaceuticals firm Johnson and             Mr. Keeling received a B.B.A. in finance
turned in better-than-expected               Johnson, as well as soft-drink maker         from the University of Texas at Austin.
enrollment and earnings.                     Pepsico.
                                                                                                           ROBERT L. SHOSS
   During the period, we shifted sector      IN CLOSING                                                    Robert Shoss is
weightings in response to market                                                                [SHOSS     co-manager of AIM
movements. Our bottom-up stock selection     The fund produced positive performance             PHOTO]     Large Cap Growth
approach, which focuses on earnings          in this dynamic, volatile period. By                          Fund. He joined AIM in
revisions, sustainable growth and            continuing to conduct in-depth analysis                       1995 and assumed his
valuation, led us to make a significant      on a company-by-company basis--rather        present responsibilities in 1999. Mr.
reduction in our position in information     than basing stock selection on               Shoss received a B.A. from The
technology. Leading up to the reporting      macroeconomic considerations--we             University of Texas at Austin and an
period, the fund held an overweight          continued to select large-capitalization     M.B. A. and a J.D. from the University
position in technology. However, during      holdings whose fundamentals we judged to     of Houston.
the period, technology stocks declined       be strong.
due to valuation concerns, a belief that                                                  Assisted by the Large Cap Growth Team
demand for information technology was                See important fund and index
not as strong as expected, and a fear of            disclosures inside front cover.
rising interest rates.

   Among the technology stocks we sold
were data storage system manufacturer
EMC Corp., Veritas Software and
semiconductor production equipment maker
Applied Materials. We applied the
proceeds to purchase holdings in the
health care, consumer staples and
industrial sectors. By the end of the
period our position in technology was
underweight compared with the Russell
1000 Growth Index,


========================================================================================
PORTFOLIO COMPOSITION BY SECTOR              FUND VS. INDEXES

HEALTH CARE                       23.6%      Total returns, 10/31/03-4/30/04,
                                             excluding applicable front-end or
INFORMATION TECHNOLOGY            23.3       contingent deferred sales charges. If
                                             sales charges were included, returns
CONSUMER DISCRETIONARY            22.4       would be lower.

INDUSTRIALS                       13.8       CLASS A SHARES                      2.82%

CONSUMER STAPLES                   7.3       CLASS B SHARES                      2.56

FINANCIALS                         6.0       CLASS C SHARES                      2.55

TELECOMMUNICATION SERVICES         1.7       INVESTOR CLASS SHARES               3.15

CASH & OTHER                       1.9       CLASS R SHARES                      2.71

TOTAL NUMBER OF HOLDINGS*           76       S&P 500 INDEX (BROAD MARKET INDEX)  6.27
TOTAL NET ASSETS        $745.6 MILLION
                                             RUSSELL 1000 GROWTH INDEX
                                             (STYLE-SPECIFIC INDEX)              4.14

                                             LIPPER LARGE-CAP GROWTH FUND INDEX
                                             (PEER GROUP INDEX)                  2.70

                                             Source: Lipper, Inc.
==============================================================================+=========  [RIGHT ARROW GRAPHIC]

                                                                                          FOR A PRESENTATION OF YOUR FUND'S
                                                                                          LONG-TERM PERFORMANCE RECORD,
                                                                                          PLEASE TURN THE PAGE.

LONG-TERM PERFORMANCE

YOUR FUND'S LONG-TERM PERFORMANCE

Below you will find a presentation of your fund's long-term performance record for periods ended 4/30/04, the close of the six-month period covered by this report. As required by industry regulations, we also present long-term performance for periods ended 3/31/04, the most recent calendar quarter-end.

Please read the important disclosure accompanying these tables, which explains how fund performance is calculated and the sales charges, if any, that apply to the share class in which you are invested.


====================================================================================================================================
AVERAGE ANNUAL TOTAL RETURNS                 AVERAGE ANNUAL TOTAL RETURNS                 restated Class A share performance (for
As of 4/30/04, including applicable          As of 3/31/04, including applicable          periods prior to the inception date of
sales charges                                sales charges                                Class R shares) at net asset value,
CLASS A SHARES                                                                            adjusted to reflect the higher Rule
Inception (3/1/99)         -2.69%            CLASS A SHARES                               12b-1 fees applicable to Class R shares.
5 Years                    -3.75             Inception (3/1/99)         -2.28%            Class A shares' inception date is
1 Year                     15.13             5 Years                    -3.63             2/4/87.
                                             1 Year                     24.34
CLASS B SHARES                                                                               The performance data quoted represent
Inception (4/5/99)         -4.47%            CLASS B SHARES                               past performance and cannot guarantee
5 Years                    -3.70             Inception (4/5/99)         -4.26%            comparable future results; current
1 Year                     16.12             1 Year                     25.78             performance may be lower or higher.
                                                                                          Please visit AIMinvestments.com for the
CLASS C SHARES                               CLASS C SHARES                               most recent month-end performance.
Inception (4/5/99)         -4.26%            Inception (4/5/99)         -3.87%            Performance figures reflect reinvested
5 Years                    -3.29             1 Year                     29.78             distributions, changes in net asset
1 Year                     20.26                                                          value and the effect of the maximum
                                             INVESTOR CLASS SHARES                        sales charge unless otherwise stated.
INVESTOR CLASS SHARES                        Inception                  -1.16%            Investment return and principal value
Inception                  -1.55%            5 Years                    -2.51             will fluctuate so that you may have a
5 Years                    -2.58             1 Year                     31.65             gain or loss when you sell shares.
1 Year                     22.30
                                             CLASS R SHARES                                  Class A share performance reflects
CLASS R SHARES                               Inception                  -1.31%            the maximum 5.50% sales charge, and
Inception                  -1.75%            5 Years                    -2.67             Class B and Class C share performance
5 Years                    -2.78             1 Year                     31.22             reflects the applicable contingent
1 Year                     21.63                                                          deferred sales charge (CDSC) for the
                                             Investor Class shares' inception date is     period involved. The CDSC on Class B
                                             9/30/03. Returns since that date are         shares declines from 5% beginning at the
                                             historical returns. All other returns        time of purchase to 0% at the beginning
                                             are blended returns of historical            of the seventh year. The CDSC on Class C
                                             Investor Class share performance and         shares is 1% for the first year after
                                             restated Class A share performance (for      purchase. Investor Class shares do not
                                             periods prior to the inception date of       have a front-end sales charge or a CDSC;
                                             Investor Class shares) at net asset          therefore, performance is at net asset
                                             value and reflect the higher Rule 12b-1      value. Class R shares do not have a
                                             fees applicable to Class A shares. Class     front-end sales charge; returns shown
                                             A shares' inception date is 2/4/87.          are at net asset value and do not
                                             Investor Class shares would have had         reflect a 0.75% CDSC that may be imposed
                                             different returns due to differences in      on a total redemption of retirement plan
                                             the expense structure of the Investor        assets within the first year. The
                                             Class.                                       performance of the fund's share classes
                                                                                          will differ due to different sales
                                                Class R shares' inception date is         charge structures and class expenses.
                                             6/3/02. Returns since that date are
                                             historical returns. All other returns        [ARROW
                                             are blended returns of historical            BUTTON     For More Information Visit
                                             Class R share performance and                IMAGE]           AIMinvestments.com
====================================================================================================================================

SUPPLEMENT TO SEMIANNUAL REPORT DATED 4/30/04

AIM LARGE CAP GROWTH FUND


INSTITUTIONAL CLASS SHARES                   AVERAGE ANNUAL TOTAL RETURNS                  Please note that past performance is not
                                             For periods ended 4/30/04                     indicative of future results. More
The following information has been                                                         recent returns may be more or less than
prepared to provide Institutional Class      Inception                      -1.61%         those shown. All returns assume
shareholders with a performance overview     5 Years                        -2.65          reinvestment of distributions at net
specific to their holdings.                  1 Year                         21.90          asset value. Investment return and
Institutional Class shares are offered       6 Months*                       2.82          principal value will fluctuate so your
exclusively to institutional investors,                                                    shares, when redeemed, may be worth more
including defined contribution plans         *Cumulative total return that has not         or less than their original cost. See
that meet certain criteria.                  been annualized                               full report for information on
                                                                                           comparative benchmarks. Please consult
                                             Institutional Class shares' inception         your fund prospectus for more
                                             date is 4/30/04. Returns since that date      information. For the most current
                                             are historical returns. All other             month-end performance, please call
                                             returns are blended returns of                800-451-4246 or visit
                                             historical Institutional Class share          AIMinvestments.com.
                                             performance and restated Class A share
                                             performance (for periods prior to the
                                             inception date of Institutional Class
                                             shares) at net asset value and reflect
                                             the higher Rule 12b-1 fees applicable to
                                             Class A shares. Class A shares'
                                             inception date is 3/1/99. Institutional
                                             Class shares would have had different
                                             returns due to differences in the
                                             expense structure of the Institutional
                                             Class.

                                             AVERAGE ANNUAL TOTAL RETURNS
                                             For periods ended 3/31/04

                                             Inception                      -1.18%
                                             5 Years                        -2.53
                                             1 Year                         31.50
                                             6 Months*                      13.47

                                             *Cumulative total return that has not
                                             been annualized

                                             Institutional Class shares' inception
                                             date is 4/30/04. Returns shown are the
                                             restated Class A share performance at
                                             net asset value and reflect the higher
                                             Rule 12b-1 fees applicable to Class A
                                             shares. Class A shares' inception date
                                             is 3/1/99. Institutional Class shares
                                             would have had different returns due to
                                             differences in the expense structure of
                                             the Institutional Class.

                                             Institutional Class shares have no sales
                                             charge; therefore, performance is at
                                             NAV.


FOR INSTITUTIONAL INVESTOR USE ONLY

This material is prepared for institutional investor use only and may not be quoted, reproduced or shown to members of the public, nor used in written form as sales literature for public use.

                          [Your goals. Our solutions.]
                           --Registered Trademark --

AIMinvestments.com     LCG-INS-2           [AIM INVESTMENTS LOGO APPEARS HERE]
                                                      --Servicemark--

FINANCIALS

SCHEDULE OF INVESTMENTS

April 30, 2004
(Unaudited)

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-98.04%

AEROSPACE & DEFENSE-1.63%

Rockwell Collins, Inc.                            140,000   $  4,515,000
------------------------------------------------------------------------
United Technologies Corp.                          88,200      7,608,132
========================================================================
                                                              12,123,132
========================================================================

APPAREL RETAIL-2.36%

Gap, Inc. (The)                                   586,000     12,897,860
------------------------------------------------------------------------
Limited Brands                                    229,000      4,726,560
========================================================================
                                                              17,624,420
========================================================================

APPAREL, ACCESSORIES & LUXURY GOODS-1.91%

Coach, Inc.(a)                                    335,000     14,271,000
========================================================================

APPLICATION SOFTWARE-0.79%

Amdocs Ltd. (United Kingdom)(a)                   222,000      5,894,100
========================================================================

BIOTECHNOLOGY-1.99%

Genentech, Inc.(a)                                121,000     14,858,800
========================================================================

BUILDING PRODUCTS-1.27%

American Standard Cos. Inc.(a)                     45,000      4,733,550
------------------------------------------------------------------------
Masco Corp.                                       170,000      4,761,700
========================================================================
                                                               9,495,250
========================================================================

CASINOS & GAMING-3.14%

International Game Technology                     619,300     23,372,382
========================================================================

COMMUNICATIONS EQUIPMENT-8.37%

Avaya Inc.(a)                                     539,000      7,373,520
------------------------------------------------------------------------
Cisco Systems, Inc.(a)                          1,475,440     30,792,433
------------------------------------------------------------------------
Juniper Networks, Inc.(b)                         188,000      4,113,440
------------------------------------------------------------------------
Lucent Technologies Inc.(b)                     2,120,000      7,144,400
------------------------------------------------------------------------
Motorola, Inc.                                    367,000      6,697,750
------------------------------------------------------------------------
QUALCOMM Inc.                                     101,000      6,308,460
========================================================================
                                                              62,430,003
========================================================================

COMPUTER & ELECTRONICS RETAIL-0.58%

RadioShack Corp.                                  141,000      4,337,160
========================================================================

COMPUTER HARDWARE-2.22%

Dell Inc.(a)                                      476,600     16,542,786
========================================================================

CONSUMER ELECTRONICS-1.35%

Harman International Industries, Inc.             133,000     10,088,050
========================================================================

------------------------------------------------------------------------
                                                               MARKET
                                                 SHARES        VALUE

CONSUMER FINANCE-1.97%

American Express Co.                              103,300   $  5,056,535
------------------------------------------------------------------------
Capital One Financial Corp.                        76,000      4,980,280
------------------------------------------------------------------------
MBNA Corp.                                        190,000      4,632,200
========================================================================
                                                              14,669,015
========================================================================

DEPARTMENT STORES-2.45%

J.C. Penney Co., Inc.                             195,000      6,602,700
------------------------------------------------------------------------
Nordstrom, Inc.                                   328,000     11,686,640
========================================================================
                                                              18,289,340
========================================================================

DIVERSIFIED COMMERCIAL SERVICES-6.57%

Apollo Group, Inc.-Class A(a)                     271,800     24,701,184
------------------------------------------------------------------------
Cendant Corp.                                   1,024,000     24,248,320
========================================================================
                                                              48,949,504
========================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-0.88%

Rockwell Automation, Inc.                         200,000      6,538,000
========================================================================

ELECTRONIC EQUIPMENT MANUFACTURERS-0.70%

Waters Corp.(a)                                   120,000      5,178,000
========================================================================

FOOTWEAR-1.14%

NIKE, Inc.-Class B                                118,000      8,490,100
========================================================================

HEALTH CARE EQUIPMENT-10.65%

Bard (C.R.), Inc.                                  50,000      5,313,500
------------------------------------------------------------------------
Becton, Dickinson & Co.                           165,000      8,340,750
------------------------------------------------------------------------
Boston Scientific Corp.(a)                        241,600      9,951,504
------------------------------------------------------------------------
St. Jude Medical, Inc.(a)                         135,200     10,310,352
------------------------------------------------------------------------
Stryker Corp.                                     101,300     10,021,609
------------------------------------------------------------------------
Varian Medical Systems, Inc.(a)                   145,000     12,446,800
------------------------------------------------------------------------
Zimmer Holdings, Inc.(a)                          288,100     23,004,785
========================================================================
                                                              79,389,300
========================================================================

HEALTH CARE SERVICES-2.22%

Caremark Rx, Inc.(a)                              140,000      4,739,000
------------------------------------------------------------------------
IMS Health Inc.                                   467,000     11,791,750
========================================================================
                                                              16,530,750
========================================================================

HEALTH CARE SUPPLIES-1.57%

Alcon, Inc. (Switzerland)                         157,700     11,709,225
========================================================================

HOME IMPROVEMENT RETAIL-0.87%

Home Depot, Inc. (The)                            185,000      6,510,150
========================================================================

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

HOMEBUILDING-0.66%

Pulte Homes, Inc.                                 100,000   $  4,917,000
========================================================================

HOUSEHOLD PRODUCTS-1.53%

Procter & Gamble Co. (The)                        108,000     11,421,000
========================================================================

HOUSEWARES & SPECIALTIES-1.97%

Fortune Brands, Inc.                              193,000     14,716,250
========================================================================

INDUSTRIAL CONGLOMERATES-2.78%

3M Co.                                            189,000     16,344,720
------------------------------------------------------------------------
Tyco International Ltd. (Bermuda)                 160,000      4,392,000
========================================================================
                                                              20,736,720
========================================================================

INDUSTRIAL MACHINERY-0.65%

Danaher Corp.                                      52,000      4,811,040
========================================================================

INTERNET RETAIL-1.27%

eBay Inc.(a)                                      119,000      9,498,580
========================================================================

INTERNET SOFTWARE & SERVICES-1.69%

Yahoo! Inc.(a)                                    249,600     12,594,816
========================================================================

INVESTMENT BANKING & BROKERAGE-0.58%

Goldman Sachs Group, Inc. (The)                    45,000      4,353,750
========================================================================

IT CONSULTING & OTHER SERVICES-1.00%

Accenture Ltd.-Class A (Bermuda)(a)               312,000      7,416,240
========================================================================

MANAGED HEALTH CARE-4.53%

UnitedHealth Group Inc.                           549,000     33,752,520
========================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-1.38%

Citigroup Inc.                                    213,221     10,253,798
========================================================================

PERSONAL PRODUCTS-2.97%

Avon Products, Inc.                                76,400      6,417,600
------------------------------------------------------------------------
Estee Lauder Cos. Inc. (The)-Class A              120,000      5,485,200
------------------------------------------------------------------------
Gillette Co. (The)                                251,000     10,270,920
========================================================================
                                                              22,173,720
========================================================================

PHARMACEUTICALS-2.67%

Forest Laboratories, Inc.(a)                       79,000      5,093,920
------------------------------------------------------------------------
Johnson & Johnson                                 180,000      9,725,400
------------------------------------------------------------------------
Teva Pharmaceutical Industries Ltd.-ADR
  (Israel)(b)                                      83,000      5,109,480
========================================================================
                                                              19,928,800
========================================================================

PROPERTY & CASUALTY INSURANCE-0.61%

Progressive Corp. (The)                            52,000      4,551,040
========================================================================

------------------------------------------------------------------------
                                                               MARKET
                                                 SHARES        VALUE

RESTAURANTS-4.11%

McDonald's Corp.                                  536,000   $ 14,595,280
------------------------------------------------------------------------
Starbucks Corp.(a)                                152,000      5,906,720
------------------------------------------------------------------------
Yum! Brands, Inc.(a)                              261,000     10,124,190
========================================================================
                                                              30,626,190
========================================================================

SEMICONDUCTORS-3.45%

Altera Corp.(a)                                   253,300      5,068,533
------------------------------------------------------------------------
Analog Devices, Inc.                               95,300      4,059,780
------------------------------------------------------------------------
Intel Corp.                                       149,000      3,833,770
------------------------------------------------------------------------
Texas Instruments Inc.                            358,000      8,985,800
------------------------------------------------------------------------
Xilinx, Inc.(a)                                   112,000      3,766,560
========================================================================
                                                              25,714,443
========================================================================

SOFT DRINKS-2.75%

Pepsi Bottling Group, Inc. (The)                  262,000      7,668,740
------------------------------------------------------------------------
PepsiCo, Inc.                                     235,000     12,805,150
========================================================================
                                                              20,473,890
========================================================================

SPECIALTY STORES-0.60%

Staples, Inc.                                     173,800      4,477,088
========================================================================

SYSTEMS SOFTWARE-5.10%

Adobe Systems Inc.                                141,600      5,853,744
------------------------------------------------------------------------
Microsoft Corp.                                   429,280     11,148,401
------------------------------------------------------------------------
Oracle Corp.(a)                                   389,000      4,364,580
------------------------------------------------------------------------
Symantec Corp.(a)                                 369,000     16,623,450
========================================================================
                                                              37,990,175
========================================================================

THRIFTS & MORTGAGE FINANCE-1.45%

Golden West Financial Corp.                       103,000     10,826,330
========================================================================

WIRELESS TELECOMMUNICATION SERVICES-1.66%

Nextel Communications, Inc.-Class A(a)            520,000     12,407,200
========================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $625,798,250)                          730,931,057
========================================================================

MONEY MARKET FUNDS-1.91%

Liquid Assets Portfolio-Institutional
  Class(c)                                      7,098,878      7,098,878
------------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(c)     7,098,878      7,098,878
========================================================================
    Total Money Market Funds (Cost $14,197,756)               14,197,756
========================================================================
TOTAL INVESTMENTS-99.95% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost $639,996,006)                745,128,813
========================================================================

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-1.79%

Liquid Assets Portfolio-Institutional
  Class(c)(d)                                  13,368,938   $ 13,368,938
========================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $13,368,938)                                      13,368,938
========================================================================
TOTAL INVESTMENTS-101.74% (Cost $653,364,944)                758,497,751
========================================================================
OTHER ASSETS LESS LIABILITIES-(1.74%)                        (12,939,603)
========================================================================
NET ASSETS-100.00%                                          $745,558,148
________________________________________________________________________
========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) All or a portion of this security was pledged as collateral for securities lending transactions at April 30, 2004.
(c) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(d) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 7.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2004
(Unaudited)

ASSETS:

Investments, at market value (cost
  $625,798,250)*                               $ 730,931,057
------------------------------------------------------------
Investments in affiliated money market funds
  (cost $27,566,694)                              27,566,694
============================================================
    Total investments (cost $653,364,944)        758,497,751
============================================================
Receivables for:
  Investments sold                                 2,493,766
------------------------------------------------------------
  Fund shares sold                                   998,884
------------------------------------------------------------
  Dividends                                          355,783
------------------------------------------------------------
  Amount due from advisor                            145,972
------------------------------------------------------------
Investment for deferred compensation and
  retirement plans                                   159,045
------------------------------------------------------------
Other assets                                          64,970
============================================================
    Total assets                                 762,716,171
____________________________________________________________
============================================================

LIABILITIES:

Payables for:
  Investments purchased                            1,527,872
------------------------------------------------------------
  Fund shares reacquired                           1,074,720
------------------------------------------------------------
  Deferred compensation and retirement plans         192,491
------------------------------------------------------------
  Collateral upon return of securities loaned     13,368,938
------------------------------------------------------------
Accrued distribution fees                            258,601
------------------------------------------------------------
Accrued trustees' fees                                 1,504
------------------------------------------------------------
Accrued transfer agent fees                          703,200
------------------------------------------------------------
Accrued operating expenses                            30,697
============================================================
    Total liabilities                             17,158,023
============================================================
Net assets applicable to shares outstanding    $ 745,558,148
____________________________________________________________
============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                  $ 968,768,141
------------------------------------------------------------
Undistributed net investment income (loss)        (3,462,276)
------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities and foreign
  currencies                                    (324,880,524)
------------------------------------------------------------
Unrealized appreciation of investment
  securities and foreign currencies              105,132,807
============================================================
                                               $ 745,558,148
____________________________________________________________
============================================================

NET ASSETS:

Class A                                        $ 172,249,413
____________________________________________________________
============================================================
Class B                                        $ 119,765,718
____________________________________________________________
============================================================
Class C                                        $  50,533,585
____________________________________________________________
============================================================
Class R                                        $   2,483,499
____________________________________________________________
============================================================
Investor Class                                 $ 400,311,356
____________________________________________________________
============================================================
Institutional Class                            $     214,577
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                           18,857,703
____________________________________________________________
============================================================
Class B                                           13,561,165
____________________________________________________________
============================================================
Class C                                            5,718,971
____________________________________________________________
============================================================
Class R                                              272,547
____________________________________________________________
============================================================
Investor Class                                    43,678,938
____________________________________________________________
============================================================
Institutional Class                                   23,502
____________________________________________________________
============================================================
Class A:
  Net asset value per share                    $        9.13
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $9.13 divided by
      94.50%)                                  $        9.66
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
    share                                      $        8.83
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
    share                                      $        8.84
____________________________________________________________
============================================================
Class R:
  Net asset value and offering price per
    share                                      $        9.11
____________________________________________________________
============================================================
Investor Class:
  Net asset value and offering price per
    share                                      $        9.16
____________________________________________________________
============================================================
Institutional Class:
  Net asset value and offering price per
    share                                      $        9.13
____________________________________________________________
============================================================

* At April 30, 2004, securities with an aggregate market value of $12,274,868 were on loan to brokers.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the six months ended April 30, 2004
(Unaudited)

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $47,335)         $  1,940,560
--------------------------------------------------------------------------
Dividends from affiliated money market funds*                      109,170
==========================================================================
    Total investment income                                      2,049,730
==========================================================================

EXPENSES:

Advisory fees                                                    2,850,279
--------------------------------------------------------------------------
Administrative services fees                                       107,299
--------------------------------------------------------------------------
Custodian fees                                                      29,399
--------------------------------------------------------------------------
Distribution fees:
  Class A                                                          296,031
--------------------------------------------------------------------------
  Class B                                                          616,425
--------------------------------------------------------------------------
  Class C                                                          248,316
--------------------------------------------------------------------------
  Class R                                                            5,641
--------------------------------------------------------------------------
  Investor Class                                                   459,396
--------------------------------------------------------------------------
Transfer agent fees -- Class A, B, C, R and Investor Class       1,496,143
--------------------------------------------------------------------------
Trustees' fees                                                      10,197
--------------------------------------------------------------------------
Other                                                              190,934
==========================================================================
    Total expenses                                               6,310,060
==========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangements                                                    (830,923)
==========================================================================
    Net expenses                                                 5,479,137
==========================================================================
Net investment income (loss)                                    (3,429,407)
==========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES AND FOREIGN CURRENCIES:

Net realized gain (loss) from:
  Investment securities                                         77,315,908
--------------------------------------------------------------------------
  Foreign currencies                                               (27,375)
==========================================================================
                                                                77,288,533
==========================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                        (51,388,506)
--------------------------------------------------------------------------
  Foreign currencies                                                   (11)
==========================================================================
                                                               (51,388,517)
==========================================================================
Net gain from investment securities and foreign currencies      25,900,016
==========================================================================
Net increase in net assets resulting from operations          $ 22,470,609
__________________________________________________________________________
==========================================================================

* Dividends from affiliated money market funds are net of fees paid to security lending counterparties.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended April 30, 2004 and the year ended October 31, 2003 (Unaudited)

                                                               APRIL 30,      OCTOBER 31,
                                                                  2004            2003
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $ (3,429,407)   $ (3,634,169)
------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    futures contracts and foreign currencies                    77,288,533     (11,557,152)
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and foreign currencies               (51,388,517)     66,632,928
==========================================================================================
    Net increase in net assets resulting from operations        22,470,609      51,441,607
==========================================================================================
Share transactions-net:
  Class A                                                       13,695,433      24,813,254
------------------------------------------------------------------------------------------
  Class B                                                       (5,379,322)     (2,160,788)
------------------------------------------------------------------------------------------
  Class C                                                        5,098,681         594,530
------------------------------------------------------------------------------------------
  Class R                                                          300,240       1,830,726
------------------------------------------------------------------------------------------
  Investor Class                                               386,521,009         173,236
------------------------------------------------------------------------------------------
  Institutional Class                                              214,577              --
==========================================================================================
    Net increase in net assets resulting from share
     transactions                                              400,450,618      25,250,958
==========================================================================================
    Net increase in net assets                                 422,921,227      76,692,565
==========================================================================================

NET ASSETS:

  Beginning of period                                          322,636,921     245,944,356
==========================================================================================
  End of period (including undistributed net investment
    income (loss) of $(3,462,276) and $(32,869) for 2004 and
    2003, respectively)                                       $745,558,148    $322,636,921
__________________________________________________________________________________________
==========================================================================================

NOTES TO FINANCIAL STATEMENTS

April 30, 2004
(Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Large Cap Growth Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of fifteen separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is long-term growth of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, the Fund's officers, trustees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE"). Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

H. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts.

I. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the first $1 billion of the Fund's average daily net assets, plus 0.70% over $1 billion up to and including $2 billion of the Fund's average daily net assets and 0.625% of the Fund's average daily net assets in excess of $2 billion. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in money market funds with cash collateral from securities loaned by the Fund). For the six months ended April 30, 2004, AIM waived fees of $1,700.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2004, AIM was paid $107,299 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI"), formerly known as A I M Fund Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. For the Institutional Class, the transfer agent has contractually agreed to reimburse class specific transfer agent fees to the extent necessary to limit transfer agent fees to 0.10% of the average net assets. During the six months ended April 30, 2004, AISI retained $567,763 for such services.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C, Class R, Investor Class and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C, Class R and Investor Class shares (collectively the "Plans"). The Fund, pursuant to the Class A, Class B, Class C and Class R Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. The Fund, pursuant to the Investor Class Plan, pays AIM Distributors for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of the Investor Class shares. Pursuant to the Plans, for the six months ended April 30, 2004, the Class A, Class B, Class C, Class R and Investor Class shares paid $296,031, $616,425, $248,316, $5,641 and $0, respectively. AIM has reimbursed $823,437 of
Investor Class expenses related to an overpayment of Rule 12b-1 fees of the INVESCO Growth Fund paid to IDI, the Fund's former distributor in prior years.

Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended April 30, 2004, AIM Distributors advised the Fund that it retained $46,814 in front-end sales commissions from the sale of Class A shares and $453, $1,044, $1,881 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed upon redemptions by shareholders.

  Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC"), to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. Each day the prior day's balance invested in the affiliated money market fund is redeemed in full and a new purchase amount is submitted to invest the current day's available cash and/or cash collateral received from securities lending transactions. The tables below show the transactions in and earnings from investments in affiliated money market funds for the period ended April 30, 2004.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                                    UNREALIZED
                                 MARKET VALUE       PURCHASES       PROCEEDS       APPRECIATION    MARKET VALUE   DIVIDEND
FUND                               10/31/03          AT COST       FROM SALES     (DEPRECIATION)     04/30/04      INCOME
--------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-Institutional Class  $ 5,325,601       $ 77,171,085   $ (75,397,808)      $   --       $ 7,098,878    $45,023
--------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-Institutional Class    5,325,601         77,171,085     (75,397,808)          --         7,098,878     44,622
==========================================================================================================================
  Subtotal                       $10,651,202       $154,342,170   $(150,795,616)      $   --       $14,197,756    $89,645
==========================================================================================================================


                                  REALIZED
FUND                             GAIN (LOSS)
--------------------------------------------
Liquid Assets
  Portfolio-Institutional Class    $   --
--------------------------------------------
STIC Prime
  Portfolio-Institutional Class        --
============================================
  Subtotal                         $   --
============================================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                                    UNREALIZED
                                 MARKET VALUE       PURCHASES       PROCEEDS       APPRECIATION    MARKET VALUE   DIVIDEND
FUND                               10/31/03          AT COST       FROM SALES     (DEPRECIATION)     04/30/04     INCOME*
--------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-Institutional Class  $ 5,969,563       $184,390,297   $(176,990,922)      $   --       $13,368,938    $19,525
==========================================================================================================================
  Total                          $16,620,765       $338,732,467   $(327,786,538)      $   --       $27,566,694    $109,170
__________________________________________________________________________________________________________________________
==========================================================================================================================


                                  REALIZED
FUND                             GAIN (LOSS)
--------------------------------------------
Liquid Assets
  Portfolio-Institutional Class    $   --
============================================
  Total                            $   --
____________________________________________
============================================

* Dividend income is net of fees paid to security lending counterparties of $102,435.

NOTE 4--EXPENSE OFFSET ARRANGEMENTS

Indirect expenses under expense offset arrangements are comprised of transfer agency credits resulting from balances in Demand Deposit Accounts (DDA) used by the transfer agency for clearing shareholder transactions and custodian credits resulting from periodic overnight cash balances at the custodian. For the six months ended April 30, 2004, the Fund received reductions in transfer agency fees from AISI (an affiliate of AIM) of $5,786 under an expense offset arrangement, which resulted in a reduction of the Fund's total expenses of $5,786.

NOTE 5--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds and INVESCO Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the six months ended April 30, 2004, the Fund paid legal fees of $2,941 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the six months ended April 30, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.

    At April 30, 2004, securities with an aggregate value of $12,274,868 were on loan to brokers. The loans were secured by cash collateral of $13,368,938 received by the Fund and subsequently invested in an affiliated money market fund. For the six months ended April 30, 2004, the Fund received dividends on cash collateral net of fees paid to counterparties of $19,525 for securities lending transactions.

NOTE 8--TAX INFORMATION

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be updated at the Fund's fiscal year-end.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to use capital loss carryforward may be limited under the Internal Revenue Code and related regulations.

    The Fund has a capital loss carryforward for tax purposes as of October 31, 2003 which expires as follows:

                                            CAPITAL LOSS
EXPIRATION                                  CARRYFORWARD*
---------------------------------------------------------
October 31, 2007                            $    380,100
---------------------------------------------------------
October 31, 2008                              27,182,658
---------------------------------------------------------
October 31, 2009                             267,323,492
---------------------------------------------------------
October 31, 2010                              94,116,910
---------------------------------------------------------
October 31, 2011                              11,281,239
=========================================================
Total capital loss carryforward             $400,284,399
_________________________________________________________
=========================================================


* Any capital loss carryforward listed is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the six months ended April 30, 2004 was $422,132,003 and $480,391,342, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities       $111,747,400
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities      (14,084,588)
==============================================================================
Net unrealized appreciation of investment securities             $ 97,662,812
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is $660,834,939.


NOTE 10--SHARE INFORMATION

The Fund currently offers six different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares, Investor Class shares and Institutional Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class R shares, Investor Class shares and Institutional Class shares are sold at net asset value. Under some circumstances, Class A shares and Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                            CHANGES IN SHARES OUTSTANDING
----------------------------------------------------------------------------------------------------------------------
                                                                   SIX MONTHS ENDED                 YEAR ENDED
                                                                    APRIL 30, 2004               OCTOBER 31, 2003
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      3,081,322    $ 28,310,183     9,469,394    $ 73,883,856
----------------------------------------------------------------------------------------------------------------------
  Class B                                                      1,279,809      11,415,221     4,041,264      29,817,268
----------------------------------------------------------------------------------------------------------------------
  Class C                                                      1,235,691      11,017,384     2,208,427      16,412,874
----------------------------------------------------------------------------------------------------------------------
  Class R                                                         64,687         592,400       278,067       2,156,076
----------------------------------------------------------------------------------------------------------------------
  Investor Class*                                              2,445,194      22,509,628        20,194         178,134
----------------------------------------------------------------------------------------------------------------------
  Institutional Class**                                           23,502         214,577            --              --
======================================================================================================================
Issued in connection with acquisitions:***
  Class A                                                        445,760       3,960,921            --              --
----------------------------------------------------------------------------------------------------------------------
  Class B                                                         24,464         210,855            --              --
----------------------------------------------------------------------------------------------------------------------
  Class C                                                        426,258       3,668,554            --              --
----------------------------------------------------------------------------------------------------------------------
  Investor Class*                                             50,546,207     449,143,077            --              --
======================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                        267,881       2,488,751       325,063       2,536,902
----------------------------------------------------------------------------------------------------------------------
  Class B                                                       (276,637)     (2,488,751)     (334,300)     (2,536,902)
======================================================================================================================
Reacquired:
  Class A                                                     (2,286,750)    (21,064,422)   (6,726,902)    (51,607,504)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                     (1,632,666)    (14,516,647)   (3,989,440)    (29,441,154)
----------------------------------------------------------------------------------------------------------------------
  Class C                                                     (1,080,091)     (9,587,257)   (2,147,493)    (15,818,344)
----------------------------------------------------------------------------------------------------------------------
  Class R                                                        (31,898)       (292,160)      (39,568)       (325,350)
----------------------------------------------------------------------------------------------------------------------
  Investor Class*                                             (9,332,093)    (85,131,696)         (564)         (4,898)
======================================================================================================================
                                                              45,200,640    $400,450,618     3,104,142    $ 25,250,958
______________________________________________________________________________________________________________________
======================================================================================================================

  * Investor Class shares commenced sales on September 30, 2003.
 ** Institutional Class shares commenced sales on April 30, 2004.
*** As of the opening of business on November 03, 2003, The Fund acquired all of the net assets of INVESCO Growth Fund pursuant to a plan of reorganization approved by the Trustees of the Fund on June 11, 2003 and INVESCO Growth Fund shareholders on October 21, 2003. The acquisition was accomplished by a tax-free exchange of 51,442,689 shares of the Fund for 234,385,533 shares of INVESCO Growth Fund outstanding as of the close of business October 31, 2003. INVESCO Growth Fund's net assets at that date of $456,983,407, including $93,333,500 of unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $322,706,968.

NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                               CLASS A
                                    ---------------------------------------------------------------------------------------------
                                                                                                                  MARCH 1, 1999
                                    SIX MONTHS                                                                   (DATE OPERATIONS
                                      ENDED                         YEAR ENDED OCTOBER 31,                        COMMENCED) TO
                                    APRIL 30,        -----------------------------------------------------         OCTOBER 31,
                                       2004            2003           2002           2001           2000               1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
  period                             $   8.88        $   7.37       $   8.82       $  17.74       $  11.29            $10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)          (0.05)(a)       (0.08)(a)      (0.09)(a)      (0.08)(a)      (0.15)(a)         (0.04)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities
    (both realized and unrealized)       0.30            1.59          (1.36)         (8.84)          6.60              1.33
=================================================================================================================================
    Total from investment
      operations                         0.25            1.51          (1.45)         (8.92)          6.45              1.29
=================================================================================================================================
Net asset value, end of period       $   9.13        $   8.88       $   7.37       $   8.82       $  17.74            $11.29
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                          2.82%          20.49%        (16.44)%       (50.28)%        57.13%            13.70%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                           $172,249        $154,052       $105,320       $138,269       $225,255            $7,785
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net
  assets                                 1.58%(c)        1.82%          1.70%          1.57%          1.58%             1.53%(d)(e)
=================================================================================================================================
Ratio of net investment income
  (loss) to average net assets          (1.04)%(c)      (1.01)%        (1.01)%        (0.72)%        (0.82)%           (0.59)%(d)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(f)                 90%            123%           111%           124%           113%               21%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $170,089,943.
(d)  Annualized.
(e) After fee waivers. Ratio of expenses to average net assets prior to fee waivers was 3.63% (annualized).
(f)  Not annualized for periods less than one year.

                                                                                CLASS B
                                       ------------------------------------------------------------------------------------------
                                                                                                                    APRIL 5, 1999
                                       SIX MONTHS                                                                    (DATE SALES
                                         ENDED                         YEAR ENDED OCTOBER 31,                       COMMENCED) TO
                                       APRIL 30,        -----------------------------------------------------        OCTOBER 31,
                                          2004            2003           2002           2001           2000             1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period    $   8.61        $   7.20       $   8.67       $  17.54       $  11.25          $11.02
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)             (0.07)(a)       (0.12)(a)      (0.14)(a)      (0.16)(a)      (0.27)(a)       (0.08)(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities
    (both realized and unrealized)          0.29            1.53          (1.33)         (8.71)          6.56            0.31
=================================================================================================================================
    Total from investment operations        0.22            1.41          (1.47)         (8.87)          6.29            0.23
=================================================================================================================================
Net asset value, end of period          $   8.83        $   8.61       $   7.20       $   8.67       $  17.54          $11.25
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                             2.56%          19.58%        (16.96)%       (50.57)%        55.91%           2.09%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                              $119,766        $122,011       $104,040       $144,747       $210,224          $5,183
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net
  assets                                    2.23%(c)        2.47%          2.35%          2.23%          2.24%           2.23%(d)(e)
=================================================================================================================================
Ratio of net investment income (loss)
  to average net assets                    (1.69)%(c)      (1.66)%        (1.66)%        (1.39)%        (1.48)%         (1.29)%(d)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(f)                    90%            123%           111%           124%           113%             21%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $123,962,466.
(d)  Annualized.
(e) After fee waivers. Ratio of expenses to average net assets prior to fee waivers was 4.33% (annualized).
(f)  Not annualized for periods less than one year.

                                                                                  CLASS C
                                           --------------------------------------------------------------------------------------
                                                                                                                    APRIL 5, 1999
                                           SIX MONTHS                                                                (DATE SALES
                                             ENDED                       YEAR ENDED OCTOBER 31,                     COMMENCED) TO
                                           APRIL 30,        -------------------------------------------------        OCTOBER 31,
                                              2004           2003          2002          2001          2000             1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period        $  8.62         $  7.21       $  8.67       $ 17.55       $ 11.25          $11.02
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                (0.07)(a)       (0.12)(a)     (0.14)(a)     (0.16)(a)     (0.27)(a)       (0.08)(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                   0.29            1.53         (1.32)        (8.72)         6.57            0.31
=================================================================================================================================
    Total from investment operations           0.22            1.41         (1.46)        (8.88)         6.30            0.23
=================================================================================================================================
Net asset value, end of period              $  8.84         $  8.62       $  7.21       $  8.67       $ 17.55          $11.25
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                2.55%          19.56%       (16.84)%      (50.60)%       56.00%           2.09%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)    $50,534         $44,272       $36,575       $57,865       $79,392          $  901
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets        2.23%(c)        2.47%         2.35%         2.23%         2.24%           2.23%(d)(e)
=================================================================================================================================
Ratio of net investment income (loss) to
  average net assets                          (1.69)%(c)      (1.66)%       (1.66)%       (1.39)%       (1.48)%         (1.29)%(d)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(f)                       90%            123%          111%          124%          113%             21%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $49,936,106.
(d)  Annualized.
(e) After fee waivers. Ratio of expenses to average net assets prior to fee waivers was 4.33% (annualized).
(f)  Not annualized for periods less than one year.

                                                                                 CLASS R
                                                              ---------------------------------------------
                                                                                              JUNE 3, 2002
                                                              SIX MONTHS                       (DATE SALES
                                                                ENDED          YEAR ENDED     COMMENCED) TO
                                                              APRIL 30,        OCTOBER 31,     OCTOBER 31,
                                                                 2004             2003            2002
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $ 8.87           $ 7.37          $  8.40
-----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.05)(a)        (0.09)(a)        (0.04)(a)
-----------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   0.29             1.59            (0.99)
===========================================================================================================
    Total from investment operations                              0.24             1.50            (1.03)
===========================================================================================================
Net asset value, end of period                                  $ 9.11           $ 8.87          $  7.37
___________________________________________________________________________________________________________
===========================================================================================================
Total return(b)                                                   2.71%           20.35%          (12.26)%
___________________________________________________________________________________________________________
===========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $2,483           $2,127          $     9
___________________________________________________________________________________________________________
===========================================================================================================
Ratio of expenses to average net assets                           1.73%(c)         1.97%            1.85%(d)
===========================================================================================================
Ratio of net investment income (loss) to average net assets      (1.19)%(c)       (1.16)%          (1.16)%(d)
___________________________________________________________________________________________________________
===========================================================================================================
Portfolio turnover rate(e)                                          90%             123%             111%
___________________________________________________________________________________________________________
===========================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $2,268,987.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                        INVESTOR CLASS
                                                              -----------------------------------
                                                                               SEPTEMBER 30, 2003
                                                              SIX MONTHS          (DATE SALES
                                                                ENDED            COMMENCED) TO
                                                              APRIL 30,           OCTOBER 31,
                                                                 2004                 2003
-------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $   8.88              $ 8.24
-------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    (0.02)(a)           (0.01)(a)
-------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)           0.30                0.65
=================================================================================================
    Total from investment operations                               0.28                0.64
=================================================================================================
Net asset value, end of period                                 $   9.16              $ 8.88
_________________________________________________________________________________________________
=================================================================================================
Total return(b)                                                    3.15%               7.77%
_________________________________________________________________________________________________
=================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $400,311              $  174
_________________________________________________________________________________________________
=================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and expense reimbursements                      1.06%(c)            1.56%(d)
-------------------------------------------------------------------------------------------------
  Without fee waivers and expense reimbursements                   1.46%(c)            1.56%(d)
=================================================================================================
Ratio of net investment income (loss) to average net assets       (0.52)%(c)          (0.75)%(d)
_________________________________________________________________________________________________
=================================================================================================
Portfolio turnover rate(e)                                           90%                123%
_________________________________________________________________________________________________
=================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $417,993,172.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                               INSTITUTIONAL CLASS
                                                              ----------------------
                                                                  APRIL 30, 2004
                                                              (DATE SALES COMMENCED)
------------------------------------------------------------------------------------
Net asset value, beginning of period                                  $9.13
------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                           --
------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)                 --
====================================================================================
    Total from investment operations                                     --
====================================================================================
Net asset value, end of period                                        $9.13
____________________________________________________________________________________
====================================================================================
Total return                                                             --%
____________________________________________________________________________________
====================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                              $ 215
____________________________________________________________________________________
====================================================================================
Ratio of expenses to average net assets                                  --%
====================================================================================
Ratio of net investment income to average net assets                     --%
____________________________________________________________________________________
====================================================================================
Portfolio turnover rate(a)                                               90%
____________________________________________________________________________________
====================================================================================

(a)  Not annualized for periods less than one year.

NOTE 12--LEGAL PROCEEDINGS


Your Fund's investment advisor, A I M Advisors, Inc. ("AIM"), is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. ("IFG"), was formerly the investment advisor to the INVESCO Funds. AIM succeeded IFG as the investment advisor to the INVESCO Funds other than INVESCO Variable Investment Funds, Inc. ("IVIF") on November 25, 2003, and succeeded IFG as the investment advisor to IVIF on April 30, 2004.

  The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to a wide range of issues, including issues of "market timing" and "late trading." Both AIM and IFG are the subject of a number of such inquiries, as described below.

Regulatory Actions and Inquiries Concerning IFG
-----------------------------------------------

  On December 2, 2003 each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against IFG and Raymond R. Cunningham, in his capacity as the Chief Executive Officer of IFG. Mr. Cunningham also currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc. ("AIM Management"), the parent of AIM, and the position of Senior Vice President of AIM. As of April 23, 2004, Mr. Cunningham was granted a voluntary administrative leave of absence with pay. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings.

  The SEC complaint alleges that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

  The NYAG and Colorado complaints made substantially similar allegations. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief; civil monetary penalties; and other relief.

  In addition, IFG has received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and other related issues concerning the INVESCO Funds. These regulators include the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, the Office of the Secretary of State for West Virginia, the Colorado Securities Division and the Bureau of Securities of the State of New Jersey. IFG has also received more limited inquiries from the United States Department of Labor ("DOL"), the NASD, Inc. ("NASD"), the SEC and the United States Attorney's Office for the Southern District of New York concerning certain specific INVESCO Funds, entities and/or individuals. IFG is providing full cooperation with respect to these inquiries.

Regulatory Inquiries Concerning AIM
-----------------------------------

  AIM has also received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and other related issues concerning the AIM Funds. AIM has received requests for information and documents concerning these and related matters from the SEC, the Massachusetts Secretary of the Commonwealth, the Office of the State Auditor for the State of West Virginia and the Department of Banking for the State of Connecticut. In addition, AIM has received subpoenas concerning these and related matters from the NYAG, the United States Attorney's Office for the District of Massachusetts, the Commissioner of Securities for the State of Georgia, the Office of the Secretary of State for West Virginia and the Bureau of Securities of the State of New Jersey. AIM has also received more limited inquiries from the DOL, the NASD, the SEC and the United States Attorney's Office for the Southern District of New York concerning certain specific AIM Funds, entities and/or individuals. AIM is providing full cooperation with respect to these inquiries.

Response of AMVESCAP
--------------------

  AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. In addition, AMVESCAP has retained separate outside counsel to undertake a comprehensive review of AIM's and IFG's policies, procedures and practices, with the objective that they rank among the most effective in the fund industry. At the direction of the trustees of the AIM and INVESCO Funds, AMVESCAP will pay all of the expenses incurred by the AIM and INVESCO Funds related to market timing, including expenses incurred in connection with the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM.

  For the period ended April 30, 2004, AMVESCAP has assumed $37,311 of expenses incurred by the Fund in connection with these matters, including legal, audit, shareholder servicing, communication and trustee expenses.

  There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, including but not limited to A I M Capital Management, Inc., AIM Funds Management Inc., INVESCO Global Asset Management (N.A.), Inc., INVESCO Institutional (N.A.), Inc. ("IINA") and INVESCO Senior Secured Management, Inc., from serving as an investment advisor to any investment company registered under the Investment Company Act of 1940 (a "registered investment company"), including the Fund. The Fund has been informed by AIM that, if AIM is so barred, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There can be no assurance that such exemptive relief will be granted. Any settlement with the regulators could also include terms which would bar Mr. Cunningham from serving as an officer or director of any registered investment company.

Private Actions Alleging Market Timing
--------------------------------------

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities and certain of their officers, including Mr. Cunningham) making allegations substantially similar to the allegations in the regulatory complaints against IFG described above. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violation of various provisions of the Federal and state securities laws;
(ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA"); (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees.

  IFG has removed certain of the state court proceedings to Federal District Court. The Judicial Panel on Multidistrict Litigation (the "Panel") has ruled that all actions pending in Federal court that allege market timing and/or late trading be transferred to the United States District Court for the District of Maryland for coordinated pre-trial proceedings. Some of the cases against IFG and the other AMVESCAP defendants have already been transferred to the District of Maryland in accordance with the Panel's directive. AIM and IFG anticipate that in time most or all of the actions pending against them and the other AMVESCAP defendants alleging market timing and/or late trading will be transferred to the multidistrict litigation.

Other Private Actions
---------------------

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, IINA, A I M Distributors, Inc. ("AIM Distributors") and INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in both Federal and state courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees.

  Certain other civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG and AIM) alleging that certain AIM and INVESCO Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

  Additional lawsuits or regulatory actions arising out of the circumstances above and presenting similar allegations and requests for relief may be served or filed against the Fund, IFG, AIM, AIM Management, IINA, AIM Distributors, INVESCO Distributors, AMVESCAP and related entities and individuals in the future.

  As a result of the above developments, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the matters described above may have on the Fund or AIM.

OTHER INFORMATION

TRUSTEES AND OFFICERS

BOARD OF TRUSTEES                   OFFICERS                                        OFFICE OF THE FUND
Bob R. Baker                        Robert H. Graham                                11 Greenway Plaza
Frank S. Bayley                     Chairman and President                          Suite 100
James T. Bunch                      Mark H. Williamson                              Houston, TX 77046-1173
Bruce L. Crockett                   Executive Vice President                        INVESTMENT ADVISOR
Albert R. Dowden                    Kevin M. Carome                                 A I M Advisors, Inc.
Edward K. Dunn Jr.                  Senior Vice President, Secretary                11 Greenway Plaza
Jack M. Fields                       and Chief Legal Officer                        Suite 100
Carl Frischling                     Stuart W. Coco                                  Houston, TX 77046-1173
Robert H. Graham                    Vice President                                  TRANSFER AGENT
Gerald J. Lewis                     Melville B. Cox                                 AIM Investment Services, Inc.
Prema Mathai-Davis                  Vice President                                  P.O. Box 4739
Lewis F. Pennock                    Sidney M. Dilgren                               Houston, TX 77210-4739
Ruth H. Quigley                     Vice President and Treasurer                    CUSTODIAN
Louis S. Sklar                      Karen Dunn Kelley                               State Street Bank and Trust Company
Larry Soll, Ph.D.                   Vice President                                  225 Franklin Street
Mark H. Williamson                  Edgar M. Larsen                                 Boston, MA 02110-2801
                                    Vice President                                  COUNSEL TO THE FUND
                                                                                    Ballard Spahr
                                                                                    Andrews & Ingersoll, LLP
                                                                                    1735 Market Street
                                                                                    Philadelphia, PA 19103-7599
                                                                                    COUNSEL TO THE TRUSTEES
                                                                                    Kramer, Levin, Naftalis & Frankel LLP
                                                                                    919 Third Avenue
                                                                                    New York, NY 10022-3852
                                                                                    DISTRIBUTOR
                                                                                    A I M Distributors, Inc.
                                                                                    11 Greenway Plaza
                                                                                    Suite 100
                                                                                    Houston, TX 77046-1173

             DOMESTIC EQUITY                        INTERNATIONAL/GLOBAL EQUITY                           FIXED INCOME

AIM Aggressive Growth Fund                  AIM Asia Pacific Growth Fund                   TAXABLE
AIM Balanced Fund*                          AIM Developing Markets Fund
AIM Basic Balanced Fund*                    AIM European Growth Fund                       AIM Floating Rate Fund
AIM Basic Value Fund                        AIM European Small Company Fund                AIM High Yield Fund
AIM Blue Chip Fund                          AIM Global Aggressive Growth Fund              AIM Income Fund
AIM Capital Development Fund                AIM Global Equity Fund(4)                      AIM Intermediate Government Fund
AIM Charter Fund                            AIM Global Growth Fund                         AIM Limited Maturity Treasury Fund
AIM Constellation Fund                      AIM Global Value Fund                          AIM Money Market Fund
AIM Dent Demographic Trends Fund            AIM International Emerging Growth Fund         AIM Short Term Bond Fund
AIM Diversified Dividend Fund               AIM International Growth Fund                  AIM Total Return Bond Fund
AIM Emerging Growth Fund                    AIM Trimark Fund                               INVESCO U.S. Government Money Fund
AIM Large Cap Basic Value Fund              INVESCO International Core Equity Fund(5)
AIM Large Cap Growth Fund                                                                  TAX-FREE
AIM Libra Fund                                            SECTOR EQUITY
AIM Mid Cap Basic Value Fund                                                               AIM High Income Municipal Fund
AIM Mid Cap Core Equity Fund(1)             AIM Global Health Care Fund                    AIM Municipal Bond Fund
AIM Mid Cap Growth Fund                     AIM Real Estate Fund                           AIM Tax-Exempt Cash Fund
AIM Opportunities I Fund                    INVESCO Advantage Health Sciences Fund         AIM Tax-Free Intermediate Fund
AIM Opportunities II Fund                   INVESCO Energy Fund
AIM Opportunities III Fund                  INVESCO Financial Services Fund                       AIM ALLOCATION SOLUTIONS
AIM Premier Equity Fund                     INVESCO Gold & Precious Metals Fund
AIM Select Equity Fund                      INVESCO Health Sciences Fund                   AIM Aggressive Allocation Fund
AIM Small Cap Equity Fund(2)                INVESCO Leisure Fund                           AIM Conservative Allocation Fund
AIM Small Cap Growth Fund(3)                INVESCO Multi-Sector Fund                      AIM Moderate Allocation Fund
AIM Trimark Endeavor Fund                   INVESCO Technology Fund
AIM Trimark Small Companies Fund            INVESCO Utilities Fund
AIM Weingarten Fund
INVESCO Core Equity Fund
INVESCO Dynamics Fund
INVESCO Mid-Cap Growth Fund
INVESCO Small Company Growth Fund
INVESCO S&P 500 Index Fund
INVESCO Total Return Fund*

* Domestic equity and income fund

CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY. FOR THIS AND OTHER IMPORTANT INFORMATION ABOUT AIM AND INVESCO FUNDS, OBTAIN A PROSPECTUS FROM YOUR FINANCIAL ADVISOR OR AIMINVESTMENTS.COM AND READ IT THOROUGHLY BEFORE INVESTING.

(1) As of the close of business on February 27, 2004, AIM Mid Cap Core Equity Fund is available to new investors on a limited basis. For information on who may continue to invest in AIM Mid Cap Core Equity Fund, please contact your financial advisor. (2) AIM Small Cap Equity Fund was closed to most investors on December 19, 2003. For information on who may continue to invest in AIM Small Cap Equity Fund, please contact your financial advisor. (3) AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor. (4) Effective March 31, 2004, AIM Global Trends Fund was renamed AIM Global Equity Fund. (5) Effective November 24, 2003, INVESCO International Blue Chip Value Fund was renamed INVESCO International Core Equity Fund.

   If used after July 20, 2004, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $148 billion in assets for approximately 11 million shareholders, including individual investors, corporate clients and financial institutions. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $381 billion in assets under management. Data as of March 31, 2004.


                               AIMinvestments.com

                                                                       LCG-SAR-1

                                           YOUR GOALS. OUR SOLUTIONS.--Registered Trademark--
---------------------------------------------------------------------------------------------
Mutual   Retirement    Annuities  College   Separately   Offshore   Alternative    Cash        [AIM INVESTMENTS LOGO APPEARS HERE]
Funds    Products                 Savings   Managed      Products   Investments    Management              --Servicemark--
                                  Plans     Accounts
---------------------------------------------------------------------------------------------

                                                         AIM MID CAP GROWTH FUND
                              Semiannual Report to Shareholders o April 30, 2004

                                 [COVER IMAGE]




YOUR GOALS. OUR SOLUTIONS.                 [AIM INVESTMENTS LOGO APPEARS HERE]
--Registered Trademark--                           --Servicemark--

====================================================================================================================================
AIM MID CAP GROWTH FUND SEEKS TO PROVIDE LONG-TERM GROWTH OF CAPITAL.
====================================================================================================================================

o Unless otherwise stated, information presented is as of 4/30/04 and is based on total net assets.

ABOUT SHARE CLASSES                          ABOUT INDEXES USED IN THIS REPORT             OTHER INFORMATION
o Effective 9/30/03, Class B shares are      o The unmanaged Standard & Poor's             o The returns shown in the Management's
not available as an investment for           Composite Index of 500 Stocks (the S&P        Discussion of Fund Performance are based
retirement plans maintained pursuant to      500 --Registered Trademark-- Index) is an     on net asset values calculated for
Section 401 of the Internal Revenue Code,    index of common stocks frequently used as     shareholder transactions. Generally
including 401(k) plans, money purchase       a general measure of U.S. stock market        accepted accounting principles require
pension plans and profit sharing plans.      performance.                                  adjustments to be made to the net assets
Plans that have existing accounts                                                          of the fund at period end for financial
invested in Class B shares will continue     o The unmanaged Russell Midcap                reporting purposes, and as such, the net
to be allowed to make additional             --Registered Trademark-- Growth Index is      asset value for shareholder transactions
purchases.                                   a subset of the Russell Midcap                and the returns based on the net asset
                                             --Registered Trademark-- Index, which         values may differ from the net asset
o Class R shares are available only to       represents the performance of the stocks      values and returns reported in the
certain retirement plans. Please see the     of domestic mid-capitalization companies;     Financial Highlights.
prospectus for more information.             the Growth subset measures the
                                             performance of Russell Midcap companies       o Industry classifications used in this
PRINCIPAL RISKS OF INVESTING IN THE FUND     with higher price/book ratios and higher      report are generally according to the
o Investing in small and mid-size            forecasted growth values.                     Global Industry Classification Standard,
companies involves risks not associated                                                    which was developed by and is the
with investing in more established           o The unmanaged Lipper Mid-Cap Growth         exclusive property and a service mark of
companies. Also, small companies have        Fund Index represents an average of the       Morgan Stanley Capital International Inc.
business risk, significant stock price       performance of the 30 largest                 and Standard & Poor's.
fluctuations and illiquidity.                mid-capitalization growth funds tracked
                                             by Lipper, Inc., an independent mutual        o Bloomberg, Inc. is a well-known
o International investing presents           fund performance monitor.                     independent financial research firm.
certain risks not associated with
investing solely in the United States.       o The unmanaged MSCI World Index tracks       A description of the policies and
These include risks relating to              the performance of approximately 50           procedures that the fund uses to
fluctuations in the value of the U.S.        countries covered by Morgan Stanley           determine how to vote proxies relating to
dollar relative to the values of other       Capital International that are considered     portfolio securities is available without
currencies, the custody arrangements made    developed markets.                            charge, upon request, by calling
for the fund's foreign holdings,                                                           800-959-4246, or on the AIM Web site,
differences in accounting, political         o The fund is not managed to track the        AIMinvestments.com.
risks and the lesser degree of public        performance of any particular index,
information required to be provided by       including the indexes defined here, and
non-U.S. companies. The fund may invest      consequently, the performance of the fund
up to 25% of its assets in the securities    may deviate significantly from the
of non-U.S. issuers.                         performance of the indexes.

o The fund may participate in the initial    o A direct investment cannot be made in
public offering (IPO) market in some         an index. Unless otherwise indicated,
market cycles. Because of the fund's         index results include reinvested
small asset base, any investment the fund    dividends, and they do not reflect sales
may make in IPOs may significantly affect    charges.
the fund's total return. As the fund's
assets grow, the impact of IPO
investments will decline, which may
reduce the effect of IPO investments on
the fund's total return.





=====================================================                                      THIS REPORT MUST BE ACCOMPANIED OR
NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE                                      PRECEDED BY A CURRENTLY EFFECTIVE FUND
=====================================================                                      PROSPECTUS, WHICH CONTAINS MORE COMPLETE
                                                                                           INFORMATION, INCLUDING SALES CHARGES AND
                                                                                           EXPENSES. READ IT CAREFULLY BEFORE YOU
                                                                                           INVEST.

AIMinvestments.com

TO OUR SHAREHOLDERS

                    DEAR FELLOW SHAREHOLDER IN THE AIM FAMILY OF
                    FUNDS--Registered Trademark--:

[PHOTO OF           For most of the six-month period covered by this report,
ROBERT H.           major stock market indexes delivered positive performance
GRAHAM]             as economies strengthened both here and abroad. In the
                    United States, gross domestic product steadily improved,
ROBERT H. GRAHAM    while overseas, economic recovery took hold, especially in
                    Asia. In March and April, however, markets lagged as concerns arose about geopolitical events and the possibility that the U.S. Federal Reserve may raise interest rates.

                       Additionally, what's known as a sector rotation took
                    place. During much of 2003, the information technology sector was the favorite of U.S. and foreign investors. The sector's performance turned negative early in 2004, however, as investors switched to more defensive sectors they tend to favor when conditions seem uncertain. For the last month of the reporting period, only three sectors of the 10 in the S&P 500 Index produced positive returns, including health care and consumer staples. The third positive sector was energy, riding the wave of rising oil and gas prices. Stocks in the MSCI World Index displayed a similar performance pattern, reflecting the global nature of the rotation.

THE CASE FOR MUTUAL FUND INVESTING

A period like the one covered by this report is a prime argument for the long-term perspective mutual fund companies always advocate. As we have said on many occasions, no one can consistently predict how markets will perform. And because markets can move with such abruptness, missing out on a few of the best days in the market can diminish your long-term results significantly. Staying invested, we believe, is the best strategy.

   The market volatility experienced over the past six months is also a powerful argument for the diversification offered by mutual funds. For a modest initial investment, mutual fund shareholders can diversify across asset classes, regions, investment styles and market capitalizations. Diversification can offer protection during market downturns because a portfolio made up of a broad spectrum of investments will not bear the full brunt of the decline in any particular security, market, or sector.

VISIT AIMINVESTMENTS.COM FOR REGULATORY UPDATES

For the latest information about ongoing regulatory matters, including proposed rules and regulations regarding the mutual fund industry, please visit our Web site, AIMinvestments.com. We continue to post updates as information becomes available. We also encourage you to visit our Web site for general investing information, performance updates on our funds, and market and economic commentary from our financial experts.

   For information on how your fund performed and was managed during the six months covered by this report, please read your fund managers' discussion on the following pages. We hope you find it informative.

   As always, AIM is committed to building solutions for your investment goals, and we thank you for your continued participation in AIM Investments. If you have any questions, please contact our Client Service representatives at 800-959-4246.

Sincerely,

/s/ ROBERT H. GRAHAM
--------------------
Robert H. Graham
Chairman and President
May 26, 2004

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

FUND FOCUSES ON ECONOMICALLY SENSITIVE
STOCKS

For the six months ended April 30, 2004,     end of April. However, there were signs          Mid-cap stocks generally outperformed
AIM Mid Cap Growth Fund, Class A shares,     that the job market could be improving.       large-cap stocks but on average
returned 3.36% at net asset value (had       The number of new non-farm jobs created       underperformed small-cap stocks during
the effects of the front end sales charge    rose from 83,000 in February to 353,000       the reporting period. Mid-cap value
been included, returns would have been       in March and 346,000 in April.                stocks generally outperformed mid-cap
lower). For the performance of other                                                       growth stocks, although the performance
share classes, please see page 3. The           Corporate earnings also improved.          disparity narrowed toward the end of the
fund underperformed the S&P 500 Index,       According to Bloomberg, 410 companies in      period.
the Russell Midcap Growth Index and the      the S&P 500 Index had reported earnings
Lipper Mid-Cap Growth Fund Index, which      for the first quarter of 2004 as of April     YOUR FUND
returned 6.27%, 5.74% and 3.54%              30, 2004. A total of 75.6% of those
respectively over the same period.           companies reported earnings that exceeded     We seek to invest in the stocks of
                                             analysts' expectations.                       medium-sized companies which we believe
   The fund lagged its indexes primarily                                                   have the potential for long-term earnings
because of losses sustained by its              The S&P 500 Index declined during the      growth well in excess of the economy in
information technology stocks, which         final two months of the period amid           general. Consequently, during the
comprised more than one-third of the         concerns that the Federal Reserve (the        reporting period, we shifted more of the
fund's holdings and was the portfolio's      Fed) would raise interest rates. However,     fund's assets into the stocks of
largest sector weighting at the close of     the Fed maintained the federal funds          companies we believed could potentially
the reporting period.                        target rate at 1.00%--its lowest level        benefit from improving economic and
                                             since 1958-- throughout the reporting         market conditions. We increased the
MARKET CONDITIONS                            period.                                       portfolio's exposure to the information
                                                                                           technology, consumer discretionary and
The economy exhibited signs of strength         Energy, telecommunications services        industrials sectors. At the same time, we
for most of the reporting period. The        and health care were the best-performing      reduced the fund's health care and energy
nation's gross domestic product, the         sectors of the S&P 500 Index as investors     holdings. Please keep in mind that our
broadest measure of economic activity,       rotated into more defensive stocks.           stock-selection process is based on an
expanded at an annualized rate of 4.1% in    Information technology, consumer              analysis of individual companies. The
the fourth quarter of 2003 and 4.4% in       discretionary and financials were the         fund's sector weightings are primarily a
the first quarter of 2004.                   weakest performers. With the exception of     byproduct of this process.
                                             information technology, all sectors of
   The unemployment rate was 5.6% at the     the index posted gains for the six               This strategy benefited fund
                                             months.                                       performance during the first half of the
                                                                                           reporting when more aggressive sectors
                                                                                           such as information technology were in
                                                                                           favor and detracted from it

====================================================================================================================================
TOP 10 EQUITY HOLDINGS*                                           TOP 10 INDUSTRIES*
 1. United Online, Inc.                      2.9%                  1. Communications Equipment                 7.6%
 2. UTStarcom, Inc.                          2.8                   2. Semiconductors                           6.8
 3. Anthem, Inc.                             2.4                   3. Specialty Stores                         4.9
 4. OmniVision Technologies, Inc.            1.9                   4. Biotechnology                            4.4
 5. Kohl's Corp.                             1.8                   5. Internet Software & Services             4.2
 6. Bed Bath & Beyond Inc.                   1.5                   6. Systems Software                         4.0
 7. National Semiconductor Corp.             1.4                   7. Thrifts & Mortgage Finance               3.8
 8. Express Scripts, Inc.                    1.4                   8. Pharmaceuticals                          3.5
 9. Research In Motion Ltd. (Canada)         1.4                   9. Data Processing & Outsourced Services    3.2
10. Fiserv, Inc. 1.4                                              10. Managed Health Care                      3.1

*Excludes money market fund holdings. The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.


====================================================================================================================================

during the second half when investors        and Cabot Microelectronics, a provider of                      KARL F. FARMER
gravitated to more defensive sectors such    polishing compounds used to make advanced                      Prior to joining AIM in
as health care. For the entire reporting     semiconductors. Amkor's stock declined             [FARMER     July of 1998, Mr.
period, the sectors that had the most        substantially after its revenue for the             PHOTO]     Farmer, Chartered
positive impact on performance were          first quarter of 2004 was below                                Financial Analyst, spent
health care, energy and industrials. The     estimates. The company cited relatively                        six years as a pension
only sector detractor was information        weak demand for some of its products. We      actuary,  focusing on retirement plans
technology stocks, however, this was the     reduced the fund's position in the stock.     and other benefit programs. He earned a
fund's largest sector weighting.             We believe that Cabot Microelectronics'       B.S. in economics from Texas A&M
                                             stock declined because of concerns that       University, graduating magna cum laude.
   Stocks that contributed to fund           the company is facing increased               He subsequently earned his M.B.A. in
performance included Research In Motion,     competition. The company reported a           finance from The Wharton School at the
a mobile communications company, and         decrease in gross profits for the first       University of Pennsylvania.
Express Scripts, one of the nation's         quarter of 2004 in comparison to the
largest pharmacy benefits management         previous three-month period. The fund no                       JAY K. RUSHIN
companies. Research In Motion benefited      longer held this stock at the close of                         Mr. Rushin, Chartered
from higher sales of hand-held               the reporting period.                             [RUSHIN      Financial Analyst,
communication devices and the                                                                   PHOTO]      began his investment
introduction of new products. Express        IN CLOSING                                                     career in 1994 when
Scripts reported a 20% increase in income                                                                   he joined AIM as a
for the first quarter of 2004 compared       Throughout the reporting period, we           portfolio administrator. In 1996, he left
with the same period for the previous        remained committed to the fund's              AIM to work as an associate equity
year. The company recently completed an      investment objective of long-term growth      analyst. He returned to AIM as an equity
acquisition that may improve customer        of capital, by investing, normally, at        analyst on AIM's small-cap funds in 1998
service.                                     least 80% of its assets in securities of      and was promoted to senior analyst in
                                             mid-capitalization companies.                 2000. He assumed his current duties as
   America Movil, a provider of wireless                                                   portfolio manager in 2001. A native of
communications services in Latin America,                                                  Gaithersburg, MD, Mr. Rushin holds a B.A.
also enhanced fund performance. The                See important fund and index            in English from Florida State University.
company benefited from increasing                 disclosures inside front cover.          Assisted by the Small/Mid Cap Growth
subscriber growth. We have since sold the                                                  Team.
stock as it grew out of our market cap
range and taken profits.                                                                   Assisted by the Small/Mid Cap Growth Team


   Detracting from fund performance were
Amkor Technology, a provider of
semiconductor packaging and test
services,



=====================================================================================

FUND VS. INDEXES

Total returns 10/31/03-4/30/04 excluding applicable front-end and contingent deferred sales charges. If sales charges were included, returns would be lower.

CLASS A SHARES                                                          3.36%

CLASS B SHARES                                                          2.88

CLASS C SHARES                                                          2.88

CLASS R SHARES                                                          3.26

S&P 500 INDEX (BROAD MARKET INDEX)                                      6.27

RUSSELL MIDCAP GROWTH INDEX (STYLE-SPECIFIC INDEX)                      5.74

LIPPER MID-CAP GROWTH FUND INDEX (PEER GROUP INDEX)                     3.54

Source: Lipper, Inc.

TOTAL NUMBER OF HOLDINGS*                                                128
TOTAL NET ASSETS                                              $226.2 million

=====================================================================================      [RIGHT ARROW GRAPHIC]

                                                                                           For a presentation of your fund's
                                                                                           long-term performance record, please turn
                                                                                           the page.

LONG-TERM PERFORMANCE

YOUR FUND'S LONG-TERM PERFORMANCE

Below you will find a presentation of your fund's long-term performance record for periods ended 4/30/04, the close of the six-month period covered by this report. As required by industry regulations, we also present long-term performance for periods ended 3/31/04, the most recent calendar quarter-end.

Please read the important disclosure accompanying these tables, which explains how fund performance is calculated and the sales charges, if any, that apply to the share class in which you are invested.

====================================================================================================================================
AVERAGE ANNUAL TOTAL RETURNS                 AVERAGE ANNUAL TOTAL RETURNS                  Class A share performance reflects the
As of 4/30/04, including applicable          As of 3/31/04, including applicable           maximum 5.50% sales charge, and Class B
sales charges                                sales charges                                 and Class C share performance reflects
CLASS A SHARES                                                                             the applicable contingent deferred sales
Inception (11/1/99)        -3.01%            CLASS A SHARES                                charge (CDSC) for the period involved.
1 Year                     24.59             Inception (11/1/99)        -1.77%             The CDSC on Class B shares declines from
                                             1 Year                     40.72              5% beginning at the time of purchase to
CLASS B SHARES                                                                             0% at the beginning of the seventh year.
Inception (11/1/99)        -2.92%            CLASS B SHARES                                The CDSC on Class C shares is 1% for the
1 Year                     26.13             Inception (11/1/99)        -1.65%             first year after purchase. Class R shares
                                             1 Year                     42.89              do not have a front-end sales charge;
CLASS C SHARES                                                                             returns shown are at net asset value and
Inception (11/1/99)        -2.49%            CLASS C SHARES                                do not reflect a 0.75% CDSC that may be
1 Year                     29.94             Inception (11/1/99)        -1.20%             imposed on a total redemption of
                                             1 Year                     46.66              retirement plan assets within the first
CLASS R SHARES                                                                             year. The performance of the fund's share
Inception                  -1.97%            CLASS R SHARES                                classes will differ due to different
1 Year                     31.71             Inception                  -0.71%             sales charge structures and class
                                             1 Year                     48.32              expenses.
Class R shares' inception date is 6/3/02.
Returns since that date are historical       The performance data quoted represent
returns. All other returns are blended       past performance and cannot guarantee
returns of historical Class R share          comparable future results; current
performance and restated Class A share       performance may be lower or higher.
performance (for periods prior to the        Please visit AIMinvestments.com for the
inception date of Class R shares) at net     most recent month-end performance.
asset value, adjusted to reflect the         Performance figures reflect reinvested
higher Rule 12b-1 fees applicable to         distributions, changes in net asset value
Class R shares. Class A shares' inception    and the effect of the maximum sales
date is 11/1/99.                             charge unless otherwise stated.
                                             Investment return and principal value       [ARROW
                                             will fluctuate so that you may have a       BUTTON       For More Information Visit
                                             gain or loss when you sell shares.          IMAGE]           AIMinvestments.com

====================================================================================================================================

FINANCIALS

SCHEDULE OF INVESTMENTS

April 30, 2004
(Unaudited)

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-97.94%

ADVERTISING-0.91%

Omnicom Group Inc.                                 26,000   $  2,067,260
========================================================================

AEROSPACE & DEFENSE-1.01%

L-3 Communications Holdings, Inc.                  37,000      2,284,380
========================================================================

AIRLINES-1.22%

AMR Corp.(a)(b)                                   110,000      1,248,500
------------------------------------------------------------------------
JetBlue Airways Corp.(a)(b)                        55,000      1,522,400
========================================================================
                                                               2,770,900
========================================================================

APPAREL RETAIL-0.93%

Chico's FAS, Inc.(a)                               30,000      1,221,900
------------------------------------------------------------------------
Hot Topic, Inc.(a)                                 40,000        890,400
========================================================================
                                                               2,112,300
========================================================================

APPLICATION SOFTWARE-2.46%

Citrix Systems, Inc.(a)                            60,000      1,143,000
------------------------------------------------------------------------
Intuit Inc.(a)                                     30,000      1,274,100
------------------------------------------------------------------------
PeopleSoft, Inc.(a)                               120,000      2,025,600
------------------------------------------------------------------------
Siebel Systems, Inc.(a)                           110,000      1,130,800
========================================================================
                                                               5,573,500
========================================================================

ASSET MANAGEMENT & CUSTODY BANKS-1.80%

Franklin Resources, Inc.                           22,000      1,206,260
------------------------------------------------------------------------
Investors Financial Services Corp.(b)              50,000      1,943,500
------------------------------------------------------------------------
Legg Mason, Inc.                                   10,000        920,600
========================================================================
                                                               4,070,360
========================================================================

AUTO PARTS & EQUIPMENT-0.53%

Autoliv, Inc.                                      28,000      1,190,840
========================================================================

BIOTECHNOLOGY-4.36%

Angiotech Pharmaceuticals, Inc. (Canada)(a)        70,000      1,459,500
------------------------------------------------------------------------
Biogen Idec Inc.(a)                                24,000      1,416,000
------------------------------------------------------------------------
Cephalon, Inc.(a)(b)                               33,000      1,878,030
------------------------------------------------------------------------
Gilead Sciences, Inc.(a)                           38,000      2,311,540
------------------------------------------------------------------------
Invitrogen Corp.(a)                                25,000      1,805,750
------------------------------------------------------------------------
Neurocrine Biosciences, Inc.(a)                    15,000        984,450
========================================================================
                                                               9,855,270
========================================================================

BROADCASTING & CABLE TV-2.65%

Citadel Broadcasting Co.(a)                        75,000      1,301,250
------------------------------------------------------------------------
Radio One, Inc.-Class D(a)                         30,000        568,800
------------------------------------------------------------------------
Univision Communications Inc.-Class A(a)           65,000      2,200,250
------------------------------------------------------------------------
Westwood One, Inc.(a)                              65,000      1,920,100
========================================================================
                                                               5,990,400
========================================================================

------------------------------------------------------------------------
                                                               MARKET
                                                 SHARES        VALUE

BUILDING PRODUCTS-0.93%

Masco Corp.                                        75,000   $  2,100,750
========================================================================

CASINOS & GAMING-1.37%

Alliance Gaming Corp.(a)                           40,000        998,800
------------------------------------------------------------------------
International Game Technology                      25,000        943,500
------------------------------------------------------------------------
Mandalay Resort Group                              20,000      1,149,000
========================================================================
                                                               3,091,300
========================================================================

COMMUNICATIONS EQUIPMENT-7.62%

Avaya Inc.(a)                                     150,000      2,052,000
------------------------------------------------------------------------
Comverse Technology, Inc.(a)                      100,000      1,636,000
------------------------------------------------------------------------
Emulex Corp.(a)                                    90,000      1,500,300
------------------------------------------------------------------------
Juniper Networks, Inc.(a)                          55,000      1,203,400
------------------------------------------------------------------------
QLogic Corp.(a)                                    50,000      1,349,500
------------------------------------------------------------------------
Research In Motion Ltd. (Canada)(a)                36,000      3,123,360
------------------------------------------------------------------------
UTStarcom, Inc.(a)(b)                             242,000      6,376,700
========================================================================
                                                              17,241,260
========================================================================

COMPUTER & ELECTRONICS RETAIL-0.84%

Best Buy Co., Inc.                                 35,000      1,898,750
========================================================================

CONSUMER FINANCE-0.41%

First Marblehead Corp. (The)(a)                    31,000        919,460
========================================================================

DATA PROCESSING & OUTSOURCED SERVICES-3.18%

Affiliated Computer Services, Inc.-Class
  A(a)(b)                                          40,000      1,940,000
------------------------------------------------------------------------
Alliance Data Systems Corp.(a)                     30,000      1,043,100
------------------------------------------------------------------------
DST Systems, Inc.(a)                               25,000      1,103,750
------------------------------------------------------------------------
Fiserv, Inc.(a)                                    85,000      3,107,600
========================================================================
                                                               7,194,450
========================================================================

DEPARTMENT STORES-1.85%

Kohl's Corp.(a)                                   100,000      4,179,000
========================================================================

DIVERSIFIED COMMERCIAL SERVICES-2.65%

Career Education Corp.(a)                          22,000      1,408,000
------------------------------------------------------------------------
Corporate Executive Board Co. (The)                18,000        929,700
------------------------------------------------------------------------
ITT Educational Services, Inc.(a)                  52,000      2,097,160
------------------------------------------------------------------------
University of Phoenix Online(a)(b)                 18,000      1,567,080
========================================================================
                                                               6,001,940
========================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-0.58%

Rockwell Automation, Inc.                          40,000      1,307,600
========================================================================

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

ELECTRONIC EQUIPMENT MANUFACTURERS-1.60%

Agilent Technologies, Inc.(a)                      90,000   $  2,430,900
------------------------------------------------------------------------
AU Optronics Corp.-ADR (Taiwan)(b)                 55,000      1,181,400
========================================================================
                                                               3,612,300
========================================================================

ELECTRONIC MANUFACTURING SERVICES-0.47%

Celestica Inc. (Canada)(a)                         60,000      1,054,800
========================================================================

EMPLOYMENT SERVICES-1.70%

Manpower Inc.                                      40,000      1,876,000
------------------------------------------------------------------------
Monster Worldwide Inc.(a)                          45,000      1,152,450
------------------------------------------------------------------------
Robert Half International Inc.                     30,000        818,100
========================================================================
                                                               3,846,550
========================================================================

GENERAL MERCHANDISE STORES-1.27%

99 Cents Only Stores(a)                            70,000      1,383,200
------------------------------------------------------------------------
Dollar Tree Stores, Inc.(a)                        55,000      1,482,250
========================================================================
                                                               2,865,450
========================================================================

HEALTH CARE DISTRIBUTORS-1.09%

McKesson Corp.                                     75,000      2,464,500
========================================================================

HEALTH CARE EQUIPMENT-1.37%

Biomet, Inc.                                       45,000      1,777,500
------------------------------------------------------------------------
STERIS Corp.(a)                                    60,000      1,329,600
========================================================================
                                                               3,107,100
========================================================================

HEALTH CARE FACILITIES-0.97%

Community Health Systems Inc.(a)                   85,000      2,192,150
========================================================================

HEALTH CARE SERVICES-1.40%

Express Scripts, Inc.(a)                           41,000      3,170,940
========================================================================

HEALTH CARE SUPPLIES-0.52%

Fisher Scientific International Inc.(a)            20,000      1,171,000
========================================================================

HOME ENTERTAINMENT SOFTWARE-0.51%

Take-Two Interactive Software, Inc.(a)             40,000      1,155,600
========================================================================

HOMEBUILDING-0.49%

Centex Corp.                                       23,000      1,102,850
========================================================================

INDUSTRIAL MACHINERY-1.02%

Danaher Corp.                                      25,000      2,313,000
========================================================================

INSURANCE BROKERS-1.04%

Willis Group Holdings Ltd. (Bermuda)               65,000      2,360,150
========================================================================

INTERNET RETAIL-0.91%

Netflix Inc.(a)(b)                                 81,000      2,048,490
========================================================================

INTERNET SOFTWARE & SERVICES-4.21%

SINA Corp. (Cayman Islands)(a)                    104,000      2,964,000
------------------------------------------------------------------------
United Online, Inc.(a)(b)                         395,000      6,557,000
========================================================================
                                                               9,521,000
========================================================================

------------------------------------------------------------------------
                                                               MARKET
                                                 SHARES        VALUE

IT CONSULTING & OTHER SERVICES-0.61%

Cognizant Technology Solutions Corp.(a)            32,000   $  1,384,320
========================================================================

LEISURE PRODUCTS-2.16%

Brunswick Corp.                                    40,000      1,644,400
------------------------------------------------------------------------
Hasbro, Inc.                                       75,000      1,416,750
------------------------------------------------------------------------
Marvel Enterprises, Inc.(a)(b)                     96,000      1,823,040
========================================================================
                                                               4,884,190
========================================================================

MANAGED HEALTH CARE-3.05%

Aetna Inc.                                         17,000      1,406,750
------------------------------------------------------------------------
Anthem, Inc.(a)                                    62,000      5,491,960
========================================================================
                                                               6,898,710
========================================================================

MOVIES & ENTERTAINMENT-0.66%

Pixar(a)                                           22,000      1,502,600
========================================================================

OFFICE SERVICES & SUPPLIES-0.57%

Avery Dennison Corp.                               20,000      1,284,600
========================================================================

OIL & GAS DRILLING-0.63%

Pride International, Inc.(a)                       85,000      1,433,950
========================================================================

OIL & GAS EQUIPMENT & SERVICES-0.32%

Varco International, Inc.(a)                       35,000        724,150
========================================================================

OIL & GAS EXPLORATION & PRODUCTION-1.27%

Devon Energy Corp.                                 20,000      1,224,000
------------------------------------------------------------------------
Ultra Petroleum Corp.(a) (Canada)                  50,000      1,642,000
========================================================================
                                                               2,866,000
========================================================================

PHARMACEUTICALS-3.48%

Endo Pharmaceuticals Holdings Inc.(a)              45,000      1,074,150
------------------------------------------------------------------------
Kos Pharmaceuticals, Inc.(a)(b)                    65,000      2,675,400
------------------------------------------------------------------------
Medicis Pharmaceutical Corp.-Class A               36,000      1,545,120
------------------------------------------------------------------------
Taro Pharmaceutical Industries Ltd.
  (Israel)(a)                                      25,000      1,081,250
------------------------------------------------------------------------
Valeant Pharmaceuticals International              65,000      1,501,500
========================================================================
                                                               7,877,420
========================================================================

PUBLISHING-1.17%

Getty Images, Inc.(a)(b)                           35,000      1,911,000
------------------------------------------------------------------------
Scholastic Corp.(a)                                26,000        737,360
========================================================================
                                                               2,648,360
========================================================================

REGIONAL BANKS-0.64%

Commerce Bancorp, Inc.                             15,000        855,150
------------------------------------------------------------------------
UCBH Holdings, Inc.                                16,000        592,320
========================================================================
                                                               1,447,470
========================================================================

REINSURANCE-0.94%

Everest Re Group, Ltd. (Bermuda)                   25,000      2,129,500
========================================================================

RESTAURANTS-1.94%

Krispy Kreme Doughnuts, Inc.(a)(b)                 85,000      2,763,350
------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
RESTAURANTS-(CONTINUED)

Panera Bread Co.-Class A(a)(b)                     40,000   $  1,634,800
========================================================================
                                                               4,398,150
========================================================================

SEMICONDUCTOR EQUIPMENT-2.95%

Amkor Technology, Inc.(a)                         100,000        808,000
------------------------------------------------------------------------
ASML Holding N.V.-New York Shares
  (Netherlands)(a)                                 75,000      1,166,250
------------------------------------------------------------------------
MEMC Electronic Materials, Inc.(a)                175,000      1,394,750
------------------------------------------------------------------------
Novellus Systems, Inc.(a)                          65,000      1,882,400
------------------------------------------------------------------------
Teradyne, Inc.(a)                                  70,000      1,426,600
========================================================================
                                                               6,678,000
========================================================================

SEMICONDUCTORS-6.83%

AMIS Holdings, Inc.(a)                            145,000      2,091,045
------------------------------------------------------------------------
Fairchild Semiconductor International,
  Inc.(a)                                          70,000      1,362,900
------------------------------------------------------------------------
Intersil Corp.-Class A                             50,000        987,500
------------------------------------------------------------------------
Marvell Technology Group Ltd. (Bermuda)(a)         48,000      1,859,040
------------------------------------------------------------------------
National Semiconductor Corp.(a)                    80,000      3,263,200
------------------------------------------------------------------------
NVIDIA Corp.(a)                                    40,000        821,600
------------------------------------------------------------------------
OmniVision Technologies, Inc.(a)                  195,000      4,348,890
------------------------------------------------------------------------
On Semiconductor Corp.(a)                         150,000        724,500
========================================================================
                                                              15,458,675
========================================================================

SPECIALIZED FINANCE-0.35%

Assured Guaranty Ltd. (Bermuda)(a)                 45,000        796,500
========================================================================

SPECIALTY STORES-4.90%

Advance Auto Parts, Inc.(a)                        35,000      1,510,250
------------------------------------------------------------------------
Bed Bath & Beyond Inc.(a)                          91,000      3,377,920
------------------------------------------------------------------------
Staples, Inc.                                     110,000      2,833,600
------------------------------------------------------------------------
Tiffany & Co.                                      36,000      1,404,000
------------------------------------------------------------------------
Williams-Sonoma, Inc.(a)                           60,000      1,948,800
========================================================================
                                                              11,074,570
========================================================================

SYSTEMS SOFTWARE-3.99%

Adobe Systems Inc.                                 30,000      1,240,200
------------------------------------------------------------------------
Computer Associates International, Inc.            90,000      2,412,900
------------------------------------------------------------------------
Network Associates, Inc.(a)                        50,000        784,000
------------------------------------------------------------------------
Novell, Inc.(a)                                   125,000      1,205,000
------------------------------------------------------------------------
Red Hat, Inc.(a)                                   67,000      1,521,570
------------------------------------------------------------------------
VERITAS Software Corp.(a)                          70,000      1,866,900
========================================================================
                                                               9,030,570
========================================================================

------------------------------------------------------------------------
                                                               MARKET
                                                 SHARES        VALUE

TECHNOLOGY DISTRIBUTORS-0.58%

CDW Corp.                                          21,000   $  1,312,290
========================================================================

THRIFTS & MORTGAGE FINANCE-3.82%

Doral Financial Corp. (Puerto Rico)                62,000      2,032,980
------------------------------------------------------------------------
MGIC Investment Corp.                              22,000      1,619,640
------------------------------------------------------------------------
New York Community Bancorp, Inc.                   80,000      2,005,600
------------------------------------------------------------------------
PMI Group, Inc. (The)                              30,000      1,290,900
------------------------------------------------------------------------
W Holding Co., Inc. (Puerto Rico)                 100,000      1,704,000
========================================================================
                                                               8,653,120
========================================================================

TRADING COMPANIES & DISTRIBUTORS-0.30%

MSC Industrial Direct Co., Inc.-Class A            24,000        687,840
========================================================================

TRUCKING-0.45%

Swift Transportation Co., Inc.(a)                  60,000      1,015,200
========================================================================

WIRELESS TELECOMMUNICATION SERVICES-2.46%

AO VimpelCom-ADR (Russia)(a)                       15,000      1,346,400
------------------------------------------------------------------------
Nextel Partners, Inc.-Class A(a)                   90,000      1,201,500
------------------------------------------------------------------------
NII Holdings Inc.-Class B(a)                       86,000      3,010,000
========================================================================
                                                               5,557,900
========================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $207,047,660)                          221,579,685
========================================================================

MONEY MARKET FUNDS-2.07%

Liquid Assets Portfolio-Institutional
  Class(c)                                      2,341,725      2,341,725
------------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(c)     2,341,725      2,341,725
========================================================================
    Total Money Market Funds (Cost
      $4,683,450)                                              4,683,450
========================================================================
TOTAL INVESTMENTS-100.01% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost $211,731,110)                226,263,135
========================================================================
INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-9.09%

Liquid Assets Portfolio-Institutional
  Class(c)(d)                                  20,551,880     20,551,880
========================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $20,551,880)                                      20,551,880
------------------------------------------------------------------------
TOTAL INVESTMENTS-109.10% (Cost $232,282,990)                246,815,015
========================================================================
OTHER ASSETS LESS LIABILITIES-(9.10%)                        (20,582,507)
========================================================================
NET ASSETS-100.00%                                          $226,232,508
________________________________________________________________________
========================================================================

Investment Abbreviation:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) All or a portion of this security has been pledged as collateral for securities lending transactions at April 30, 2004.
(c) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(d) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 7.
See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2004
(Unaudited)

ASSETS:

Investments, at market value (cost
  $207,047,660)*                               $ 221,579,685
------------------------------------------------------------
Investments in affiliated money market funds
  (cost $25,235,330)                              25,235,330
============================================================
     Total investments (cost $232,282,990)       246,815,015
============================================================
Cash                                                 277,289
------------------------------------------------------------
Receivables for:
  Investments sold                                 9,829,839
------------------------------------------------------------
  Fund shares sold                                   294,138
------------------------------------------------------------
  Dividends                                           75,048
------------------------------------------------------------
Investment for deferred compensation and
  retirement plans                                    21,626
------------------------------------------------------------
Other assets                                          41,898
============================================================
     Total assets                                257,354,853
____________________________________________________________
============================================================


LIABILITIES:

Payables for:
  Investments purchased                            9,946,710
------------------------------------------------------------
  Fund shares reacquired                             274,999
------------------------------------------------------------
  Deferred compensation and retirement plans          25,288
------------------------------------------------------------
  Collateral upon return of securities loaned     20,551,880
------------------------------------------------------------
Accrued distribution fees                            129,820
------------------------------------------------------------
Accrued trustees' fees                                   907
------------------------------------------------------------
Accrued transfer agent fees                          126,406
------------------------------------------------------------
Accrued operating expenses                            66,335
============================================================
     Total liabilities                            31,122,345
============================================================
Net assets applicable to shares outstanding    $ 226,232,508
____________________________________________________________
============================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest                  $ 337,902,793
------------------------------------------------------------
Undistributed net investment income (loss)        (1,985,675)
------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities                         (124,216,635)
------------------------------------------------------------
Unrealized appreciation of investment
  securities                                      14,532,025
============================================================
                                               $ 226,232,508
____________________________________________________________
============================================================


NET ASSETS:

Class A                                        $ 115,778,210
____________________________________________________________
============================================================
Class B                                        $  79,598,960
____________________________________________________________
============================================================
Class C                                        $  30,166,341
____________________________________________________________
============================================================
Class R                                        $     678,997
____________________________________________________________
============================================================
Institutional Class                            $      10,000
____________________________________________________________
============================================================


SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                           12,557,998
____________________________________________________________
============================================================
Class B                                            8,911,411
____________________________________________________________
============================================================
Class C                                            3,376,340
____________________________________________________________
============================================================
Class R                                               73,973
____________________________________________________________
============================================================
Institutional Class                                    1,085
____________________________________________________________
============================================================
Class A:
  Net asset value per share                    $        9.22
------------------------------------------------------------
  Offering price per share:
     (Net asset value of $9.22 divided by
       94.50%)                                 $        9.76
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
     share                                     $        8.93
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
     share                                     $        8.93
____________________________________________________________
============================================================
Class R:
  Net asset value and offering price per
     share                                     $        9.18
____________________________________________________________
============================================================
Institutional Class:
  Net asset value and offering price per
     share                                     $        9.22
____________________________________________________________
============================================================

* At April 30, 2004, securities with an aggregate market value of $20,090,421 were on loan to brokers.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the six months ended April 30, 2004
(Unaudited)

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $2,333)          $    393,487
--------------------------------------------------------------------------
Dividends from affiliated money market funds*                       60,361
==========================================================================
     Total investment income                                       453,848
==========================================================================


EXPENSES:

Advisory fees                                                      954,204
--------------------------------------------------------------------------
Administrative services fees                                        42,351
--------------------------------------------------------------------------
Custodian fees                                                      32,856
--------------------------------------------------------------------------
Distribution fees:
  Class A                                                          209,389
--------------------------------------------------------------------------
  Class B                                                          433,951
--------------------------------------------------------------------------
  Class C                                                          158,430
--------------------------------------------------------------------------
  Class R                                                            1,060
--------------------------------------------------------------------------
Transfer agent fees--Class A, B, C and R                           464,514
--------------------------------------------------------------------------
Trustees' fees                                                       7,369
--------------------------------------------------------------------------
Other                                                              114,265
==========================================================================
     Total expenses                                              2,418,389
==========================================================================
Less: Fees waived and expense offset arrangements                   (3,477)
==========================================================================
     Net expenses                                                2,414,912
==========================================================================
Net investment income (loss)                                    (1,961,064)
==========================================================================


REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES:

Net realized gain from investment securities                    24,079,955
==========================================================================
Change in net unrealized appreciation (depreciation) of
  investment securities                                        (15,104,741)
==========================================================================
Net gain from investment securities                              8,975,214
==========================================================================
Net increase in net assets resulting from operations          $  7,014,150
__________________________________________________________________________
==========================================================================


* Dividends from affiliated money market funds are net of fees paid to security leading counterparties.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended April 30, 2004 and the year ended October 31, 2003 (Unaudited)

                                                               APRIL 30,      OCTOBER 31,
                                                                  2004            2003
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $ (1,961,064)   $ (2,955,493)
------------------------------------------------------------------------------------------
  Net realized gain from investment securities                  24,079,955      14,307,340
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities                                      (15,104,741)     42,907,455
==========================================================================================
    Net increase in net assets resulting from operations         7,014,150      54,259,302
==========================================================================================
Share transactions-net:
  Class A                                                        3,734,239      18,339,848
------------------------------------------------------------------------------------------
  Class B                                                       (4,277,405)      1,788,121
------------------------------------------------------------------------------------------
  Class C                                                          394,932       5,771,210
------------------------------------------------------------------------------------------
  Class R                                                          471,267         197,900
------------------------------------------------------------------------------------------
  Institutional Class                                               10,000              --
==========================================================================================
    Net increase in net assets resulting from share
     transactions                                                  333,033      26,097,079
==========================================================================================
    Net increase in net assets                                   7,347,183      80,356,381
==========================================================================================

NET ASSETS:

  Beginning of period                                          218,885,325     138,528,944
==========================================================================================
  End of period (including undistributed net investment
    income (loss) of $(1,985,675) and $(24,611) for 2004 and
    2003, respectively)                                       $226,232,508    $218,885,325
__________________________________________________________________________________________
==========================================================================================

NOTES TO FINANCIAL STATEMENTS

April 30, 2004
(Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Mid Cap Growth Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of fifteen separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is long-term growth of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, the Fund's officers, trustees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE"). Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transactions costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.80% of the first $1 billion of the Fund's average daily net assets plus 0.75% of the Fund's average daily net assets in excess of $1 billion. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund). For the six months ended April 30, 2004, AIM waived fees of $1,278.

The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2004, AIM was paid $42,351 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI"), formerly known as A I M Fund Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. For the Institutional Class, the transfer agent has agreed to reimburse class specific transfer agent fees to the extent necessary to limit transfer agent fees to 0.10% of the average net assets. During the six months ended April 30, 2004, AISI retained $226,682 for such services.

  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C, Class R and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the six months ended April 30, 2004, the Class A, Class B, Class C and Class R shares paid $209,389, $433,951, $158,430 and $1,060, respectively.

  Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended April 30, 2004, AIM Distributors advised the Fund that it retained $54,172 in front-end sales commissions from the sale of Class A shares and $83, $1,981, $1,598 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed upon redemptions by shareholders.

  Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC"), to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. Each day the prior day's balance invested in the affiliated money market fund is redeemed in full and a new purchase amount is submitted to invest the current day's available cash and/or cash collateral received from securities lending transactions. The tables below show the transactions in and earnings from investments in affiliated money market funds for the period ended April 30, 2004.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                             UNREALIZED
                          MARKET VALUE     PURCHASES        PROCEEDS        APPRECIATION     MARKET VALUE    DIVIDEND     REALIZED
FUND                        10/31/03        AT COST        FROM SALES      (DEPRECIATION)      04/30/04       INCOME     GAIN (LOSS)
------------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
 Portfolio-Institutional
  Class                   $ 6,039,656     $32,318,082     $(36,016,013)        $   --         $2,341,725     $22,674       $   --
------------------------------------------------------------------------------------------------------------------------------------
STIC Prime
 Portfolio-Institutional
  Class                     6,039,656      32,318,082      (36,016,013)            --          2,341,725      22,207           --
====================================================================================================================================
  Subtotal                $12,079,312     $64,636,164     $(72,032,026)        $   --         $4,683,450     $44,881       $   --
____________________________________________________________________________________________________________________________________
====================================================================================================================================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                    MARKET                           PROCEEDS         UNREALIZED         MARKET                    REALIZED
                    VALUE          PURCHASES           FROM          APPRECIATION        VALUE        DIVIDEND       GAIN
FUND               10/31/03         AT COST           SALES         (DEPRECIATION)      04/30/04       INCOME*      (LOSS)
----------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class          $ 1,593,500     $ 58,068,480     $ (39,110,100)        $   --        $20,551,880      $15,480        $--
----------------------------------------------------------------------------------------------------------------------------
  Total          $13,672,812     $122,704,644     $(111,142,126)        $   --        $25,235,330      $60,361        $--
____________________________________________________________________________________________________________________________
============================================================================================================================

* Dividend income is net of fees paid to security lending counterparties of $54,174.

NOTE 4--EXPENSE OFFSET ARRANGEMENTS

Indirect expenses under expense offset arrangements are comprised of transfer agency credits resulting from balances in Demand Deposit Accounts (DDA) used by the transfer agency for clearing shareholder transactions and custodian credits resulting from periodic overnight cash balances at the custodian. For the six months ended April 30, 2004, the Fund received reductions in transfer agency fees from AISI (an affiliate of AIM) of $1,848 and reductions in custodian fees of $351 under expense offset arrangements, which resulted in a reduction of the Fund's total expenses of $2,199.

NOTE 5--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds and INVESCO Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the six months ended April 30, 2004, the Fund paid legal fees of $2,631 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the six months ended April 30, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.

    At April 30, 2004, securities with an aggregate value of $20,090,421 were on loan to brokers. The loans were secured by cash collateral of $20,551,880 received by the Fund and subsequently invested in an affiliated money market fund. For the six months ended April 30, 2004, the Fund received dividends on cash collateral net of fees paid to counterparties of $15,480 for securities lending transactions.

NOTE 8--TAX INFORMATION

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be updated at the Fund's fiscal year-end.

    Capital loss carryforward is calculated and retained as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to use capital loss carryforward may be limited under the Internal Revenue Code and related regulations.

    The Fund has a capital loss carryforward for tax purposes as of October 31, 2003 which expires as follows:

                                            CAPITAL LOSS
EXPIRATION                                  CARRYFORWARD*
---------------------------------------------------------
October 31, 2008                            $  9,284,312
---------------------------------------------------------
October 31, 2009                              86,724,292
---------------------------------------------------------
October 31, 2010                              50,812,218
=========================================================
Total capital loss carryforward             $146,820,822
_________________________________________________________
=========================================================

* Any capital loss carryforward listed is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the six months ended April 30, 2004 was $221,959,788 and $218,783,557, respectively.

         UNREALIZED APPRECIATION (DEPRECIATION) OF
           INVESTMENT SECURITIES ON A TAX BASIS
-----------------------------------------------------------
Aggregate unrealized appreciation of
  investment securities                        $ 25,575,956
-----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                         (11,698,167)
===========================================================
Net unrealized appreciation of investment
  securities                                   $ 13,877,789
___________________________________________________________
===========================================================
Cost of investments for tax purposes is $232,937,226.


NOTE 10--SHARE INFORMATION

The Fund currently offers five different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares and Institutional Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class R shares and Institutional Class shares are sold at net asset value. Under some circumstances, Class A shares and Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                            CHANGES IN SHARES OUTSTANDING
----------------------------------------------------------------------------------------------------------------------
                                                                   SIX MONTHS ENDED                 YEAR ENDED
                                                                    APRIL 30, 2004               OCTOBER 31, 2003
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      2,249,753    $ 21,467,845     7,664,279    $ 58,252,871
----------------------------------------------------------------------------------------------------------------------
  Class B                                                      1,176,506      10,876,147     3,281,689      24,068,217
----------------------------------------------------------------------------------------------------------------------
  Class C                                                        789,319       7,279,174     1,644,878      12,124,964
----------------------------------------------------------------------------------------------------------------------
  Class R                                                         49,726         479,803        25,518         209,495
----------------------------------------------------------------------------------------------------------------------
  Institutional Class*                                             1,085          10,000            --              --
======================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                        163,303       1,581,746       189,563       1,431,485
----------------------------------------------------------------------------------------------------------------------
  Class B                                                       (168,347)     (1,581,746)     (194,530)     (1,431,485)
======================================================================================================================
Reacquired:
  Class A                                                     (2,005,324)    (19,315,352)   (5,404,259)    (41,344,508)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                     (1,468,162)    (13,571,806)   (2,879,424)    (20,848,611)
----------------------------------------------------------------------------------------------------------------------
  Class C                                                       (747,169)     (6,884,242)     (872,689)     (6,353,754)
----------------------------------------------------------------------------------------------------------------------
  Class R                                                           (930)         (8,536)       (1,487)        (11,595)
----------------------------------------------------------------------------------------------------------------------
  Institutional Class*                                                --              --            --              --
======================================================================================================================
                                                                  39,760    $    333,033     3,453,538    $ 26,097,079
______________________________________________________________________________________________________________________
======================================================================================================================

* Institutional Class shares commenced sales on April 30, 2004.

NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                       CLASS A
                                                     ----------------------------------------------------------------------------
                                                                                                                 NOVEMBER 1, 1999
                                                     SIX MONTHS                                                  (DATE OPERATIONS
                                                       ENDED                 YEAR ENDED OCTOBER 31,               COMMENCED) TO
                                                     APRIL 30,        ------------------------------------         OCTOBER 31,
                                                        2004            2003          2002          2001               2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                  $   8.92        $   6.54       $  8.58       $ 14.38           $  10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                           (0.06)(a)       (0.11)(a)     (0.13)(a)     (0.11)(a)          (0.12)(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                       0.36            2.49         (1.91)        (5.69)              4.50
=================================================================================================================================
    Total from investment operations                      0.30            2.38         (2.04)        (5.80)              4.38
=================================================================================================================================
Net asset value, end of period                        $   9.22        $   8.92       $  6.54       $  8.58           $  14.38
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                           3.36%          36.39%       (23.78)%      (40.33)%            43.80%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)              $115,778        $108,436       $63,463       $94,457           $114,913
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                   1.70%(c)        1.90%         1.83%         1.65%              1.63%(d)
=================================================================================================================================
Ratio of net investment income (loss) to average
  net assets                                             (1.32)%(c)      (1.42)%       (1.49)%       (1.06)%            (0.76)%(d)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(e)                                  96%            211%          185%          173%               183%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $120,308,471.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                                        CLASS B
                                                      ---------------------------------------------------------------------------
                                                                                                                 NOVEMBER 1, 1999
                                                      SIX MONTHS                                                 (DATE OPERATIONS
                                                        ENDED                YEAR ENDED OCTOBER 31,               COMMENCED) TO
                                                      APRIL 30,        -----------------------------------         OCTOBER 31,
                                                         2004           2003          2002          2001               2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $  8.68         $  6.40       $  8.45       $ 14.25           $  10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                           (0.09)(a)       (0.15)(a)     (0.18)(a)     (0.18)(a)          (0.22)(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                       0.34            2.43         (1.87)        (5.62)              4.47
=================================================================================================================================
    Total from investment operations                      0.25            2.28         (2.05)        (5.80)              4.25
=================================================================================================================================
Net asset value, end of period                         $  8.93         $  8.68       $  6.40       $  8.45           $  14.25
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                           2.88%          35.63%       (24.26)%      (40.70)%            42.50%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)               $79,599         $81,298       $58,654       $81,905           $103,893
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                   2.35%(c)        2.55%         2.48%         2.32%              2.32%(d)
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                 (1.97)%(c)      (2.07)%       (2.14)%       (1.73)%            (1.45)%(d)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(e)                                  96%            211%          185%          173%               183%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $87,267,121.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                                        CLASS C
                                                      ---------------------------------------------------------------------------
                                                                                                                 NOVEMBER 1, 1999
                                                      SIX MONTHS                                                 (DATE OPERATIONS
                                                        ENDED                YEAR ENDED OCTOBER 31,               COMMENCED) TO
                                                      APRIL 30,        -----------------------------------         OCTOBER 31,
                                                         2004           2003          2002          2001               2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $  8.68         $  6.40       $  8.45       $ 14.26           $ 10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                           (0.09)(a)       (0.15)(a)     (0.18)(a)     (0.18)(a)         (0.22)(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                       0.34            2.43         (1.87)        (5.63)             4.48
=================================================================================================================================
    Total from investment operations                      0.25            2.28         (2.05)        (5.81)             4.26
=================================================================================================================================
Net asset value, end of period                         $  8.93         $  8.68       $  6.40       $  8.45           $ 14.26
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                           2.88%          35.63%       (24.26)%      (40.74)%           42.60%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)               $30,166         $28,928       $16,404       $23,971           $29,969
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                   2.35%(c)        2.55%         2.48%         2.32%             2.32%(d)
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                 (1.97)%(c)      (2.07)%       (2.14)%       (1.73)%           (1.45)%(d)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(e)                                  96%            211%          185%          173%              183%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $31,859,973.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                                  CLASS R
                                                              ------------------------------------------------
                                                                                                 JUNE 3, 2002
                                                              SIX MONTHS                          (DATE SALES
                                                                ENDED          YEAR ENDED        COMMENCED) TO
                                                              APRIL 30,        OCTOBER 31,        OCTOBER 31,
                                                                 2004             2003               2002
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $ 8.89           $ 6.54             $  8.73
--------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.07)(a)        (0.13)(a)           (0.05)(a)
--------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   0.36             2.48               (2.14)
==============================================================================================================
    Total from investment operations                              0.29             2.35               (2.19)
==============================================================================================================
Net asset value, end of period                                  $ 9.18           $ 8.89             $  6.54
______________________________________________________________________________________________________________
==============================================================================================================
Total return(b)                                                   3.26%           35.93%             (25.09)%
______________________________________________________________________________________________________________
==============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $  679           $  224             $     7
______________________________________________________________________________________________________________
==============================================================================================================
Ratio of expenses to average net assets                           1.85%(c)         2.05%               1.98%(d)
==============================================================================================================
Ratio of net investment income (loss) to average net assets      (1.47)%(c)       (1.57)%             (1.64)%(d)
______________________________________________________________________________________________________________
==============================================================================================================
Portfolio turnover rate(e)                                          96%             211%                185%
______________________________________________________________________________________________________________
==============================================================================================================

()(a)Calculated using average shares outstanding.
()(b)Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Is not annualized for periods less than one year.
()(c)Ratios are annualized and based on average daily net assets of $426,198. ()(d)Annualized.
()(e)Not annualized for periods less than one year.

                                                                INSTITUTIONAL CLASS
                                                                -------------------
                                                                  APRIL 30, 2004
                                                                    (DATE SALES
                                                                   COMMENCED) TO
                                                                     APRIL 30,
                                                                       2004
-----------------------------------------------------------------------------------
Net asset value, beginning of period                                   $9.22
-----------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                            --
===================================================================================
Net asset value, end of period                                         $9.22
___________________________________________________________________________________
===================================================================================
Total return                                                              --
___________________________________________________________________________________
===================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                               $  10
___________________________________________________________________________________
===================================================================================
Ratio of expenses to average net assets                                   --
___________________________________________________________________________________
===================================================================================
Ratio of net investment income to average net assets                      --
___________________________________________________________________________________
===================================================================================
Portfolio turnover rate(a)                                                96%
___________________________________________________________________________________
===================================================================================

()(a)Not annualized for periods less than one year.

NOTE 12--LEGAL PROCEEDINGS


Your Fund's investment advisor, A I M Advisors, Inc. ("AIM"), is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. ("IFG"), was formerly the investment advisor to the INVESCO Funds. AIM succeeded IFG as the investment advisor to the INVESCO Funds other than INVESCO Variable Investment Funds, Inc. ("IVIF") on November 25, 2003, and succeeded IFG as the investment advisor to IVIF on April 30, 2004.

  The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to a wide range of issues, including issues of "market timing" and "late trading." Both AIM and IFG are the subject of a number of such inquiries, as described below.

Regulatory Actions and Inquiries Concerning IFG

  On December 2, 2003 each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against IFG and Raymond R. Cunningham, in his capacity as the Chief Executive Officer of IFG. Mr. Cunningham also currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc. ("AIM Management"), the parent of

AIM, and the position of Senior Vice President of AIM. As of April 23, 2004, Mr. Cunningham was granted a voluntary administrative leave of absence with pay. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings.

  The SEC complaint alleges that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

  The NYAG and Colorado complaints made substantially similar allegations. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief; civil monetary penalties; and other relief.

  In addition, IFG has received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and other related issues concerning the INVESCO Funds. These regulators include the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, the Office of the Secretary of State for West Virginia, the Colorado Securities Division and the Bureau of Securities of the State of New Jersey. IFG has also received more limited inquiries from the United States Department of Labor ("DOL"), the NASD, Inc. ("NASD"), the SEC and the United States Attorney's Office for the Southern District of New York concerning certain specific INVESCO Funds, entities and/or individuals. IFG is providing full cooperation with respect to these inquiries.

Regulatory Inquiries Concerning AIM

  AIM has also received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and other related issues concerning the AIM Funds. AIM has received requests for information and documents concerning these and related matters from the SEC, the Massachusetts Secretary of the Commonwealth, the Office of the State Auditor for the State of West Virginia and the Department of Banking for the State of Connecticut. In addition, AIM has received subpoenas concerning these and related matters from the NYAG, the United States Attorney's Office for the District of Massachusetts, the Commissioner of Securities for the State of Georgia, the Office of the Secretary of State for West Virginia and the Bureau of Securities of the State of New Jersey. AIM has also received more limited inquiries from the DOL, the NASD, the SEC and the United States Attorney's Office for the Southern District of New York concerning certain specific AIM Funds, entities and/or individuals. AIM is providing full cooperation with respect to these inquiries.

Response of AMVESCAP

  AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. In addition, AMVESCAP has retained separate outside counsel to undertake a comprehensive review of AIM's and IFG's policies, procedures and practices, with the objective that they rank among the most effective in the fund industry. At the direction of the trustees of the AIM and INVESCO Funds, AMVESCAP will pay all of the expenses incurred by the AIM and INVESCO Funds related to market timing, including expenses incurred in connection with the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM.

  For the period ended April 30, 2004, AMVESCAP has assumed $21,126 of expenses incurred by the Fund in connection with these matters, including legal, audit, shareholder servicing, communication and trustee expenses.

  There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, including but not limited to A I M Capital Management, Inc., AIM Funds Management Inc., INVESCO Global Asset Management (N.A.), Inc., INVESCO Institutional (N.A.), Inc. ("IINA") and INVESCO Senior Secured Management, Inc., from serving as an investment advisor to any investment company registered under the Investment Company Act of 1940 (a "registered investment company"), including the Fund. The Fund has been informed by AIM that, if AIM is so barred, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There can be no assurance that such exemptive relief will be granted. Any settlement with the regulators could also include terms which would bar Mr. Cunningham from serving as an officer or director of any registered investment company.

Private Actions Alleging Market Timing

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities and certain of their officers, including Mr. Cunningham) making allegations substantially similar to the allegations in the regulatory complaints against IFG described above. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violation of various provisions of the Federal and state securities laws;
(ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA"); (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission;

accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees.

  IFG has removed certain of the state court proceedings to Federal District Court. The Judicial Panel on Multidistrict Litigation (the "Panel") has ruled that all actions pending in Federal court that allege market timing and/or late trading be transferred to the United States District Court for the District of Maryland for coordinated pre-trial proceedings. Some of the cases against IFG and the other AMVESCAP defendants have already been transferred to the District of Maryland in accordance with the Panel's directive. AIM and IFG anticipate that in time most or all of the actions pending against them and the other AMVESCAP defendants alleging market timing and/or late trading will be transferred to the multidistrict litigation.

Other Private Actions

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, IINA, A I M Distributors, Inc. ("AIM Distributors") and INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in both Federal and state courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees.

  Certain other civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG and AIM) alleging that certain AIM and INVESCO Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

  Additional lawsuits or regulatory actions arising out of the circumstances above and presenting similar allegations and requests for relief may be served or filed against the Fund, IFG, AIM, AIM Management, IINA, AIM Distributors, INVESCO Distributors, AMVESCAP and related entities and individuals in the future.

  As a result of the above developments, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the matters described above may have on the Fund or AIM.

OTHER INFORMATION

TRUSTEES AND OFFICERS

BOARD OF TRUSTEES
Bob R. Baker

Frank S. Bayley

James T. Bunch

Bruce L. Crockett

Albert R. Dowden

Edward K. Dunn Jr.

Jack M. Fields

Carl Frischling

Robert H. Graham

Gerald J. Lewis

Prema Mathai-Davis

Lewis F. Pennock

Ruth H. Quigley

Louis S. Sklar

Larry Soll, Ph.D.

Mark H. Williamson

OFFICERS
Robert H. Graham
Chairman and President

Mark H. Williamson
Executive Vice President

Kevin M. Carome
Senior Vice President, Secretary and
 Chief Legal Officer

Stuart W. Coco
Vice President

Melville B. Cox
Vice President

Sidney M. Dilgren
Vice President and Treasurer

Karen Dunn Kelley
Vice President

Edgar M. Larsen
Vice President

OFFICE OF THE FUND
11 Greenway Plaza
Suite 100
Houston, TX 77046-1173

INVESTMENT ADVISOR
A I M Advisors, Inc.
11 Greenway Plaza
Suite 100
Houston, TX 77046-1173

TRANSFER AGENT
AIM Investment Services, Inc.
P.O. Box 4739
Houston, TX 77210-4739

CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110-2801

COUNSEL TO THE FUND
Ballard Spahr
Andrews & Ingersoll, LLP
1735 Market Street
Philadelphia, PA 19103-7599

COUNSEL TO THE TRUSTEES
Kramer, Levin, Naftalis & Frankel LLP
919 Third Avenue
New York, NY 10022-3852

DISTRIBUTOR
A I M Distributors, Inc.
11 Greenway Plaza
Suite 100

Houston, TX 77046-1173

         DOMESTIC EQUITY                           INTERNATIONAL/GLOBAL EQUITY                      FIXED INCOME

AIM Aggressive Growth Fund                   AIM Asia Pacific Growth Fund                 TAXABLE
AIM Balanced Fund*                           AIM Developing Markets Fund
AIM Basic Balanced Fund*                     AIM European Growth Fund                     AIM Floating Rate Fund
AIM Basic Value Fund                         AIM European Small Company Fund              AIM High Yield Fund
AIM Blue Chip Fund                           AIM Global Aggressive Growth Fund            AIM Income Fund
AIM Capital Development Fund                 AIM Global Equity Fund(4)                    AIM Intermediate Government Fund
AIM Charter Fund                             AIM Global Growth Fund                       AIM Limited Maturity Treasury Fund
AIM Constellation Fund                       AIM Global Value Fund                        AIM Money Market Fund
AIM Dent Demographic Trends Fund             AIM International Emerging Growth Fund       AIM Short Term Bond Fund
AIM Diversified Dividend Fund                AIM International Growth Fund                AIM Total Return Bond Fund
AIM Emerging Growth Fund                     AIM Trimark Fund                             INVESCO U.S. Government Money Fund
AIM Large Cap Basic Value Fund               INVESCO International Core Equity Fund(5)
AIM Large Cap Growth Fund                                                                 TAX-FREE
AIM Libra Fund                                              SECTOR EQUITY
AIM Mid Cap Basic Value Fund                                                              AIM High Income Municipal Fund
AIM Mid Cap Core Equity Fund(1)              AIM Global Health Care Fund                  AIM Municipal Bond Fund
AIM Mid Cap Growth Fund                      AIM Real Estate Fund                         AIM Tax-Exempt Cash Fund
AIM Opportunities I Fund                     INVESCO Advantage Health Sciences Fund       AIM Tax-Free Intermediate Fund
AIM Opportunities II Fund                    INVESCO Energy Fund
AIM Opportunities III Fund                   INVESCO Financial Services Fund                   AIM ALLOCATION SOLUTIONS
AIM Premier Equity Fund                      INVESCO Gold & Precious Metals Fund
AIM Select Equity Fund                       INVESCO Health Sciences Fund                 AIM Aggressive Allocation Fund
AIM Small Cap Equity Fund(2)                 INVESCO Leisure Fund                         AIM Conservative Allocation Fund
AIM Small Cap Growth Fund(3)                 INVESCO Multi-Sector Fund                    AIM Moderate Allocation Fund
AIM Trimark Endeavor Fund                    INVESCO Technology Fund
AIM Trimark Small Companies Fund             INVESCO Utilities Fund
AIM Weingarten Fund
INVESCO Core Equity Fund
INVESCO Dynamics Fund
INVESCO Mid-Cap Growth Fund
INVESCO Small Company Growth Fund
INVESCO S&P 500 Index Fund
INVESCO Total Return Fund*

* Domestic equity and income fund

CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY. FOR THIS AND OTHER IMPORTANT INFORMATION ABOUT AIM AND INVESCO FUNDS, OBTAIN A PROSPECTUS FROM YOUR FINANCIAL ADVISOR OR AIMINVESTMENTS.COM AND READ IT THOROUGHLY BEFORE INVESTING.

(1) As of the close of business on February 27, 2004, AIM Mid Cap Core Equity Fund is available to new investors on a limited basis. For information on who may continue to invest in AIM Mid Cap Core Equity Fund, please contact your financial advisor. (2) AIM Small Cap Equity Fund was closed to most investors on December 19, 2003. For information on who may continue to invest in AIM Small Cap Equity Fund, please contact your financial advisor. (3) AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor. (4) Effective March 31, 2004, AIM Global Trends Fund was renamed AIM Global Equity Fund. (5) Effective November 24, 2003, INVESCO International Blue Chip Value Fund was renamed INVESCO International Core Equity Fund.

   If used after July 20, 2004, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $148 billion in assets for approximately 11 million shareholders, including individual investors, corporate clients and financial institutions. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $381 billion in assets under management. Data as of March 31, 2004.


                               AIMinvestments.com


                                                                       MCG-SAR-1

                                     YOUR GOALS. OUR SOLUTIONS.--Registered Trademark--
---------------------------------------------------------------------------------------
Mutual   Retirement  Annuities  College  Separately   Offshore  Alternative  Cash              [AIM INVESTMENTS LOGO APPEARS HERE]
Funds    Products               Savings  Managed      Products  Investments  Management                    --Servicemark--
                                Plans    Accounts
---------------------------------------------------------------------------------------

                                                            AIM U.S. GROWTH FUND
                              Semiannual Report to Shareholders o April 30, 2004

                                 [COVER IMAGE]


YOUR GOALS. OUR SOLUTIONS.                   [AIM INVESTMENTS LOGO APPEARS HERE]
 --Registered Trademark--                               --Servicemark--

FINANCIALS

SCHEDULE OF INVESTMENTS

April 30, 2004
(Unaudited)


                                                          MARKET
                                               SHARES     VALUE
------------------------------------------------------------------
COMMON STOCKS-98.79%

ADVERTISING-1.36%

Omnicom Group Inc.                               200    $   15,902
==================================================================

AIR FREIGHT & LOGISTICS-0.99%

FedEx Corp.                                      160        11,506
==================================================================

AIRLINES-1.33%

Southwest Airlines Co.                         1,090        15,565
==================================================================

APPAREL RETAIL-1.00%

Hot Topic, Inc.(a)                               250         5,565
------------------------------------------------------------------
Ross Stores, Inc.                                200         6,100
==================================================================
                                                            11,665
==================================================================

ASSET MANAGEMENT & CUSTODY BANKS-0.36%

Northern Trust Corp.                             100         4,228
==================================================================

COMMUNICATIONS EQUIPMENT-1.44%

Cisco Systems, Inc.(a)                           803        16,759
==================================================================

COMPUTER HARDWARE-1.25%

Dell Inc.(a)                                     420        14,578
==================================================================

CONSUMER FINANCE-1.63%

MBNA Corp.                                       780        19,016
==================================================================

DATA PROCESSING & OUTSOURCED SERVICES-4.21%

Affiliated Computer Services, Inc.-Class A(a)    670        32,495
------------------------------------------------------------------
Paychex, Inc.                                    210         7,829
------------------------------------------------------------------
SunGard Data Systems Inc.(a)                     340         8,864
==================================================================
                                                            49,188
==================================================================

DEPARTMENT STORES-2.40%

Kohl's Corp.(a)                                  671        28,041
==================================================================

DIVERSIFIED BANKS-1.02%

Wells Fargo & Co.                                210        11,857
==================================================================

DIVERSIFIED CAPITAL MARKETS-1.48%

J.P. Morgan Chase & Co.                          460        17,296
==================================================================

DIVERSIFIED CHEMICALS-0.88%

E. I. du Pont de Nemours & Co.                   240        10,308
==================================================================

DIVERSIFIED COMMERCIAL SERVICES-1.08%

Cintas Corp.                                     280        12,589
==================================================================

                                                          MARKET
                                               SHARES     VALUE
------------------------------------------------------------------

DRUG RETAIL-1.83%

Walgreen Co.                                     620    $   21,378
==================================================================

ELECTRIC UTILITIES-1.42%

FPL Group, Inc.                                  260        16,541
==================================================================

GENERAL MERCHANDISE STORES-0.85%

Dollar Tree Stores, Inc.(a)                      370         9,971
==================================================================

HEALTH CARE DISTRIBUTORS-2.04%

Cardinal Health, Inc.                            325        23,806
==================================================================

HEALTH CARE EQUIPMENT-1.49%

Biomet, Inc.                                     120         4,740
------------------------------------------------------------------
Medtronic, Inc.                                  250        12,615
==================================================================
                                                            17,355
==================================================================

HEALTH CARE FACILITIES-0.56%

HCA Inc.                                         160         6,501
==================================================================

HEALTH CARE SERVICES-1.72%

Express Scripts, Inc.(a)                         260        20,108
==================================================================

HOME IMPROVEMENT RETAIL-0.89%

Lowe's Cos., Inc.                                200        10,412
==================================================================

HOUSEHOLD PRODUCTS-3.28%

Colgate-Palmolive Co.                            460        26,625
------------------------------------------------------------------
Procter & Gamble Co. (The)                       110        11,632
==================================================================
                                                            38,257
==================================================================

HYPERMARKETS & SUPER CENTERS-2.29%

Wal-Mart Stores, Inc.                            470        26,790
==================================================================

INDUSTRIAL CONGLOMERATES-3.80%

General Electric Co.                           1,480        44,326
==================================================================

INDUSTRIAL GASES-0.64%

Air Products & Chemicals, Inc.                   150         7,471
==================================================================

INDUSTRIAL MACHINERY-1.74%

Danaher Corp.                                     80         7,402
------------------------------------------------------------------
Illinois Tool Works Inc.                         150        12,931
==================================================================
                                                            20,333
==================================================================

INSURANCE BROKERS-1.20%

Marsh & McLennan Cos., Inc.                      310        13,981
==================================================================

INTEGRATED OIL & GAS-4.12%

ChevronTexaco Corp.                              130        11,895
------------------------------------------------------------------
Exxon Mobil Corp.                                850        36,168
==================================================================
                                                            48,063
==================================================================

                                                          MARKET
                                               SHARES     VALUE
------------------------------------------------------------------
INTEGRATED TELECOMMUNICATION SERVICES-3.70%

SBC Communications Inc.                        1,020    $   25,398
------------------------------------------------------------------
Verizon Communications Inc.                      470        17,738
==================================================================
                                                            43,136
==================================================================

INVESTMENT BANKING & BROKERAGE-0.97%

Morgan Stanley                                   220        11,306
==================================================================

MANAGED HEALTH CARE-0.95%

UnitedHealth Group Inc.                          180        11,066
==================================================================

MOTORCYCLE MANUFACTURERS-1.35%

Harley-Davidson, Inc.                            280        15,770
==================================================================

MOVIES & ENTERTAINMENT-1.22%

Viacom Inc.-Class B                              190         7,344
------------------------------------------------------------------
Walt Disney Co. (The)                            300         6,909
==================================================================
                                                            14,253
==================================================================

MULTI-LINE INSURANCE-2.95%

American International Group, Inc.               480        34,392
==================================================================

OIL & GAS EQUIPMENT & SERVICES-0.45%

Weatherford International Ltd. (Bermuda)(a)      120         5,218
==================================================================

OIL & GAS EXPLORATION & PRODUCTION-1.08%

Apache Corp.                                     300        12,561
==================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-3.21%

Citigroup Inc.                                   780        37,510
==================================================================

PERSONAL PRODUCTS-1.12%

Gillette Co. (The)                               320        13,094
==================================================================

PHARMACEUTICALS-7.27%

Johnson & Johnson                                600        32,418
------------------------------------------------------------------
Merck & Co. Inc.                                 150         7,050
------------------------------------------------------------------
Pfizer Inc.                                    1,270        45,415
==================================================================
                                                            84,883
==================================================================

PROPERTY & CASUALTY INSURANCE-1.95%

Ambac Financial Group, Inc.                      150        10,350
------------------------------------------------------------------
Berkshire Hathaway Inc.-Class B(a)                 4        12,476
==================================================================
                                                            22,826
==================================================================

REGIONAL BANKS-3.24%

Fifth Third Bancorp                              300    $   16,098
------------------------------------------------------------------
Synovus Financial Corp.                          910        21,722
==================================================================
                                                            37,820
==================================================================

SEMICONDUCTOR EQUIPMENT-0.99%

Novellus Systems, Inc.(a)                        400        11,584
==================================================================


                                                          MARKET
                                               SHARES     VALUE
------------------------------------------------------------------
SEMICONDUCTORS-5.35%

Analog Devices, Inc.                             150    $    6,390
------------------------------------------------------------------
Intel Corp.                                    1,300        33,449
------------------------------------------------------------------
Microchip Technology Inc.                        200         5,604
------------------------------------------------------------------
Texas Instruments Inc.                           220         5,522
------------------------------------------------------------------
Xilinx, Inc.(a)                                  340        11,434
==================================================================
                                                            62,399
==================================================================

SOFT DRINKS-1.73%

Coca-Cola Co. (The)                              400        20,228
==================================================================

SPECIALTY STORES-3.23%

Bed Bath & Beyond Inc.(a)                      1,015        37,677
==================================================================

SYSTEMS SOFTWARE-5.80%

Microsoft Corp.                                1,130        29,346
------------------------------------------------------------------
Oracle Corp.(a)                                1,500        16,830
------------------------------------------------------------------
VERITAS Software Corp.(a)                        805        21,469
==================================================================
                                                            67,645
==================================================================

THRIFTS & MORTGAGE FINANCE-3.60%

Fannie Mae                                       440        30,237
------------------------------------------------------------------
Washington Mutual, Inc.                          300        11,817
==================================================================
                                                            42,054
==================================================================

TRADING COMPANIES & DISTRIBUTORS-0.33%

Fastenal Co.                                      70         3,841
==================================================================
Total Common Stocks (Cost $1,074,191)                    1,153,054
==================================================================
TOTAL INVESTMENTS--98.79% (Cost $1,074,191)              1,153,054
==================================================================
OTHER ASSETS LESS LIABILITIES--1.21%                        14,093
==================================================================
NET ASSETS-100.00%                                      $1,167,147
==================================================================

Notes to Schedule of Investments:

(a) Non-income producing security.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2004
(Unaudited)

ASSETS:

Investments, at market value (cost $1,074,191)   $1,153,054
-----------------------------------------------------------
Cash                                                 14,577
-----------------------------------------------------------
Receivables for:
  Investments sold                                   57,274
-----------------------------------------------------------
  Dividends                                           1,581
-----------------------------------------------------------
  Amount due from advisor                            13,000
-----------------------------------------------------------
Investment for deferred compensation and
  retirement plans                                    4,264
-----------------------------------------------------------
Other assets                                             88
===========================================================
    Total assets                                  1,243,838
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Investments purchased                              59,214
-----------------------------------------------------------
  Deferred compensation and retirement plans          4,264
-----------------------------------------------------------
Accrued trustees' fees                                  995
-----------------------------------------------------------
Accrued transfer agent fees                              12
-----------------------------------------------------------
Accrued operating expenses                           12,206
===========================================================
    Total liabilities                                76,691
===========================================================
Net assets applicable to shares outstanding      $1,167,147
___________________________________________________________
===========================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                  $1,023,064
-----------------------------------------------------------
  Undistributed net investment income (loss)         (5,575)
-----------------------------------------------------------
  Undistributed net realized gain from
    investment securities                            70,795
-----------------------------------------------------------
  Unrealized appreciation of investment
    securities                                       78,863
===========================================================
                                                 $1,167,147
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                          $  466,857
___________________________________________________________
===========================================================
Class B                                          $  350,145
___________________________________________________________
===========================================================
Class C                                          $  350,145
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Class A                                              41,241
___________________________________________________________
===========================================================
Class B                                              30,930
___________________________________________________________
===========================================================
Class C                                              30,930
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                      $    11.32
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $11.32 / 94.50%)         $    11.98
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per share   $    11.32
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per share   $    11.32
___________________________________________________________
===========================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the six months ended April 30, 2004
(Unaudited)

INVESTMENT INCOME:

Dividends                                                     $  8,294
______________________________________________________________________
======================================================================

EXPENSES:

Advisory fees                                                    4,352
----------------------------------------------------------------------
Administrative services fees                                    24,863
----------------------------------------------------------------------
Custodian fees                                                   1,319
----------------------------------------------------------------------
Distribution fees:
  Class A                                                          807
----------------------------------------------------------------------
  Class B                                                        1,727
----------------------------------------------------------------------
  Class C                                                        1,727
----------------------------------------------------------------------
Transfer agent fees                                                 50
----------------------------------------------------------------------
Trustees' fees                                                   6,109
----------------------------------------------------------------------
Professional fees                                               11,621
----------------------------------------------------------------------
Other                                                              411
======================================================================
    Total expenses                                              52,986
======================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangements                                                 (42,913)
======================================================================
    Net expenses                                                10,073
======================================================================
Net investment income (loss)                                    (1,779)
======================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES:

Net realized gain from investment securities                    70,987
======================================================================
Change in net unrealized appreciation (depreciation) of
  investment securities                                         (4,566)
----------------------------------------------------------------------
Net gain from investment securities                             66,421
----------------------------------------------------------------------
Net increase in net assets resulting from operations          $ 64,642
______________________________________________________________________
======================================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended April 30, 2004 and the year ended October 31, 2003 (Unaudited)

                                                              APRIL 30,     OCTOBER 31,
                                                                 2004          2003
---------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $   (1,779)   $   (2,460)
---------------------------------------------------------------------------------------
  Net realized gain from investment securities                    70,987        33,177
---------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities                                         (4,566)       95,453
---------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations            64,642       126,170
---------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Class A                                                         (1,512)       (2,800)
_______________________________________________________________________________________
=======================================================================================
  Class B                                                         (1,133)       (2,100)
_______________________________________________________________________________________
=======================================================================================
  Class C                                                         (1,133)       (2,100)
=======================================================================================
Total distributions from net investment income                    (3,778)       (7,000)
---------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Class A                                                         (8,824)           --
_______________________________________________________________________________________
=======================================================================================
  Class B                                                         (6,619)           --
_______________________________________________________________________________________
=======================================================================================
  Class C                                                         (6,619)           --
=======================================================================================
Total distributions from net realized gains                      (22,062)           --
---------------------------------------------------------------------------------------
Decrease in net assets resulting from distributions              (25,840)       (7,000)
---------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                         10,336         2,800
_______________________________________________________________________________________
=======================================================================================
  Class B                                                          7,752         2,100
_______________________________________________________________________________________
=======================================================================================
  Class C                                                          7,752         2,100
=======================================================================================
    Net increase in net assets resulting from share
     transactions                                                 25,840         7,000
=======================================================================================
    Net increase in net assets                                    64,642       126,170
---------------------------------------------------------------------------------------

NET ASSETS:

Beginning of period                                            1,102,505       976,335
=======================================================================================
End of period (including undistributed net investment income
  (loss) of $(5,575) and $(18) for 2004 and 2003,
  respectively)                                               $1,167,147    $1,102,505
_______________________________________________________________________________________
=======================================================================================

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

April 30, 2004
(Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM U.S. Growth Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of fifteen separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently consists of multiple classes of shares. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund is currently not open to investors.

    The Fund's investment objective is to provide long-term growth of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, the Fund's officers, trustees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE"). Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.


B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the first $1 billion of the Fund's average daily net assets, plus 0.70% of the next $1 billion of the Fund's average daily net assets, plus 0.65% of the Fund's average daily net assets in excess of $2 billion. The Fund's advisor has voluntarily agreed to waive advisory fees or reimburse expenses of Class A, Class B and Class C shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) to 1.75%. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the 1.75% cap: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), as defined in the Financial Accounting Standard's Board's Generally Accepted Accounting Principles or as approved by the Fund's board of trustees; (v) expenses related to a merger or reorganization, as approved by the Fund's board of trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. Voluntary fee waivers or reimbursements may be modified or discontinued at any time without further notice to investors. During periods of fee waivers or reimbursements to the extent the annualized expense ratio does not exceed the limit for the period committed, AIM will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. For the six months ended April 30, 2004, AIM waived fees of $4,352 and reimbursed expenses of $34,141.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2004, AIM was paid $24,863 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI"), formerly known as A I M Fund Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. During the six months ended April 30, 2004, AISI retained $21 for such services.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B or Class C shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total amount of sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. AIM Distributors has voluntarily agreed to waive all fees during the time the shares are not available for sale. Waivers may be modified or discontinued at any time. For the six months ended April 30, 2004, AIM Distributors waived all plan fees of $807, $1,727 and $1,727 for the Class A, Class B and Class C shares, respectively.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--EXPENSE OFFSET ARRANGEMENTS

Indirect expenses under expense offset arrangements are comprised of transfer agency credits resulting from balances in Demand Deposit Accounts (DDA) used by the transfer agency for clearing shareholder transactions and custodian credits resulting from periodic overnight cash balances at the custodian. For the six months ended April 30, 2004, the Fund received reductions in transfer agency fees from AISI (an affiliate of AIM) of $7 and reductions in custodian fees of $152 under expense offset arrangements, which resulted in a reduction of the Fund's total expenses of $159.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds and INVESCO Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the six months ended April 30, 2004, the Fund paid legal fees of $2,274 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 5--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the six months ended April 30, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 6--TAX INFORMATION

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be updated at the Fund's fiscal year-end.

NOTE 7--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the six months ended April 30, 2004 was $437,482 and $412,200, respectively.

         UNREALIZED APPRECIATION (DEPRECIATION) OF
            INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------
Aggregate unrealized appreciation of
  investment securities                 $101,788
------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                  (23,111)
============================================================
Net unrealized appreciation of
  investment securities                 $ 78,677
____________________________________________________________
============================================================
Cost of investments for tax purposes is
$1,074,377.

NOTE 8--SHARE INFORMATION


The Fund currently consists of three different classes of shares that are not available for sale: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Under some circumstances, Class A shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

               CHANGES IN SHARES OUTSTANDING
                       SIX MONTHS ENDED        YEAR ENDED
                           APRIL 30,          OCTOBER 31,
                             2004                 2003
                       -----------------    ----------------
                       SHARES    AMOUNT     SHARES    AMOUNT
------------------------------------------------------------
Issued as
  reinvestment of
  dividends:
  Class A*               946     $10,336     294      $2,800
------------------------------------------------------------
  Class B*               708      7,752      221       2,100
------------------------------------------------------------
  Class C*               708      7,752      221       2,100
============================================================
                       2,362     $25,840     736      $7,000
____________________________________________________________
============================================================

*   Currently, the Fund is not open to investors. All shares are owned by AIM.

NOTE 9--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                  CLASS A
                                                              ------------------------------------------------
                                                                                              AUGUST 30, 2002
                                                              SIX MONTHS                      (DATE OPERATIONS
                                                                ENDED          YEAR ENDED      COMMENCED) TO
                                                              APRIL 30,        OCTOBER 31,      OCTOBER 31,
                                                                 2004             2003              2002
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $10.94           $ 9.76            $10.00
--------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.02)           (0.02)            (0.00)
--------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   0.66             1.27             (0.24)
==============================================================================================================
    Total from investment operations                              0.64             1.25             (0.24)
==============================================================================================================
Less distributions:
  Dividends from net investment income                           (0.04)           (0.07)               --
--------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                          (0.22)              --                --
==============================================================================================================
    Total distributions                                          (0.26)           (0.07)               --
==============================================================================================================
Net asset value, end of period                                  $11.32           $10.94            $ 9.76
______________________________________________________________________________________________________________
==============================================================================================================
Total return(a)                                                   5.90%           12.92%            (2.40)%
______________________________________________________________________________________________________________
==============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $  467           $  441            $  391
______________________________________________________________________________________________________________
==============================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and expense reimbursements                     1.78%(b)         1.84%             1.76%(c)
--------------------------------------------------------------------------------------------------------------
  Without fee waivers and expense reimbursements                  8.81%(b)        11.21%            22.45%(c)
==============================================================================================================
Ratio of net investment income (loss) to average net assets      (0.31)%(b)       (0.25)%           (0.22)%(c)
______________________________________________________________________________________________________________
==============================================================================================================
Portfolio turnover rate(d)                                          37%              39%                1%
______________________________________________________________________________________________________________
==============================================================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(b)  Ratios are annualized and based on average daily net assets of $463,186.
(c)  Annualized.
(d)  Not annualized for periods less than one year.


                                                                                  CLASS B
                                                              ------------------------------------------------
                                                                                              AUGUST 30, 2002
                                                              SIX MONTHS                      (DATE OPERATIONS
                                                                ENDED          YEAR ENDED      COMMENCED) TO
                                                              APRIL 30,        OCTOBER 31,      OCTOBER 31,
                                                                 2004             2003              2002
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $10.94           $ 9.76            $10.00
--------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.02)           (0.02)            (0.00)
--------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   0.66             1.27             (0.24)
==============================================================================================================
    Total from investment operations                              0.64             1.25             (0.24)
==============================================================================================================
Less distributions:
  Dividends from net investment income                           (0.04)           (0.07)               --
--------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                          (0.22)              --                --
==============================================================================================================
    Total distributions                                          (0.26)           (0.07)               --
==============================================================================================================
Net asset value, end of period                                  $11.32           $10.94            $ 9.76
______________________________________________________________________________________________________________
==============================================================================================================
Total return(a)                                                   5.90%           12.92%            (2.40)%
______________________________________________________________________________________________________________
==============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $  350           $  331            $  293
==============================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and expense reimbursements                     1.78%(b)         1.84%             1.76%(c)
--------------------------------------------------------------------------------------------------------------
  Without fee waivers and expense reimbursements                  9.46%(b)        11.86%            23.10%(c)
==============================================================================================================
Ratio of net investment income (loss) to average net assets      (0.31)%(b)       (0.25)%          (0.22)%(c)
______________________________________________________________________________________________________________
==============================================================================================================
Portfolio turnover rate(d)                                          37%              39%                1%
______________________________________________________________________________________________________________
==============================================================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(b)  Ratios are annualized and based on average daily net assets of $347,393.
(c)  Annualized.
(d)  Not annualized for periods less than one year.

                                                                                  CLASS C
                                                              ------------------------------------------------
                                                                                                 AUGUST 30,
                                                                                                    2002
                                                              SIX MONTHS                      (DATE OPERATIONS
                                                                ENDED          YEAR ENDED      COMMENCED) TO
                                                              APRIL 30,        OCTOBER 31,      OCTOBER 31,
                                                                 2004             2003              2002
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $10.94           $ 9.76            $10.00
--------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.02)           (0.02)            (0.00)
--------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   0.66             1.27             (0.24)
==============================================================================================================
  Total from investment operations                                0.64             1.25             (0.24)
==============================================================================================================
Less distributions:
  Dividends from net investment income                           (0.04)           (0.07)               --
--------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                          (0.22)              --                --
==============================================================================================================
  Total distributions                                            (0.26)           (0.07)               --
==============================================================================================================
Net asset value, end of period                                  $11.32           $10.94            $ 9.76
______________________________________________________________________________________________________________
==============================================================================================================
Total return(a)                                                   5.90%           12.92%            (2.40)%
______________________________________________________________________________________________________________
==============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $  350           $  331            $  293
==============================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and expense reimbursements                     1.78%(b)         1.84%             1.76%(c)
==============================================================================================================
  Without fee waivers and expense reimbursements                  9.46%(b)        11.86%            23.10%(c)
==============================================================================================================
Ratio of net investment income (loss) to average net assets      (0.31)%(b)       (0.25)%           (0.22)%(c)
==============================================================================================================
Portfolio turnover rate(d)                                          37%              39%                1%
______________________________________________________________________________________________________________
==============================================================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(b)  Ratios are annualized and based on average daily net assets of $347,393.
(c)  Annualized.
(d)  Not annualized for periods less than one year.

NOTE 10--LEGAL PROCEEDINGS


Your Fund's investment advisor, A I M Advisors, Inc. ("AIM"), is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. ("IFG"), was formerly the investment advisor to the INVESCO Funds. AIM succeeded IFG as the investment advisor to the INVESCO Funds other than INVESCO Variable Investment Funds, Inc. ("IVIF") on November 25, 2003, and succeeded IFG as the investment advisor to IVIF on April 30, 2004.

  The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to a wide range of issues, including issues of "market timing" and "late trading." Both AIM and IFG are the subject of a number of such inquiries, as described below.

REGULATORY ACTIONS AND INQUIRIES CONCERNING IFG

On December 2, 2003 each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against IFG and Raymond R. Cunningham, in his capacity as the Chief Executive Officer of IFG. Mr. Cunningham also currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc. ("AIM Management"), the parent of AIM, and the position of Senior Vice President of AIM. As of April 23, 2004, Mr. Cunningham was granted a voluntary administrative leave of absence with pay. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings.

  The SEC complaint alleges that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

  The NYAG and Colorado complaints made substantially similar allegations. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief; civil monetary penalties; and other relief.

  In addition, IFG has received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and other related issues concerning the INVESCO Funds. These regulators include the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, the Office of the Secretary of State for West Virginia, the Colorado Securities Division and the Bureau of Securities of the State of New Jersey. IFG has also received more limited inquiries from the United States Department of Labor ("DOL"), the NASD, Inc. ("NASD"), the SEC and the United States Attorney's Office for the Southern District of New York concerning certain specific INVESCO Funds, entities and/or individuals. IFG is providing full cooperation with respect to these inquiries.

REGULATORY INQUIRIES CONCERNING AIM

AIM has also received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and other related issues concerning the AIM Funds. AIM has received requests for information and documents concerning these and related matters from the SEC, the Massachusetts Secretary of the Commonwealth, the Office of the State Auditor for the State of West Virginia and the Department of Banking for the State of Connecticut. In addition, AIM has received subpoenas concerning these and related matters from the NYAG, the United States Attorney's Office for the District of Massachusetts, the Commissioner of Securities for the State of Georgia, the Office of the Secretary of State for West Virginia and the Bureau of Securities of the State of New Jersey. AIM has also received more limited inquiries from the DOL, the NASD, the SEC and the United States Attorney's Office for the Southern District of New York concerning certain specific AIM Funds, entities and/or individuals. AIM is providing full cooperation with respect to these inquiries.

RESPONSE OF AMVESCAP

AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. In addition, AMVESCAP has retained separate outside counsel to undertake a comprehensive review of AIM's and IFG's policies, procedures and practices, with the objective that they rank among the most effective in the fund industry. At the direction of the trustees of the AIM and INVESCO Funds, AMVESCAP will pay all of the expenses incurred by the AIM and INVESCO Funds related to market timing, including expenses incurred in connection with the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM.

  For the period ended April 30, 2004, AMVESCAP has assumed $11,262 of expenses incurred by the Fund in connection with these matters, including legal, audit, shareholder servicing, communication and trustee expenses.

  There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, including but not limited to A I M Capital Management, Inc., AIM Funds Management Inc., INVESCO Global Asset Management (N.A.), Inc., INVESCO Institutional (N.A.), Inc. ("IINA") and INVESCO Senior Secured Management, Inc., from serving as an investment advisor to any investment company registered under the Investment Company Act of 1940 (a "registered investment company"), including the Fund. The Fund has been informed by AIM that, if AIM is so barred, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There can be no assurance that such exemptive relief will be granted. Any settlement with the regulators could also include terms which would bar Mr. Cunningham from serving as an officer or director of any registered investment company.

PRIVATE ACTIONS ALLEGING MARKET TIMING

Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities and certain of their officers, including Mr. Cunningham) making allegations substantially similar to the allegations in the regulatory complaints against IFG described above. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violation of various provisions of the Federal and state securities laws;
(ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA"); (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees.

  IFG has removed certain of the state court proceedings to Federal District Court. The Judicial Panel on Multidistrict Litigation (the "Panel") has ruled that all actions pending in Federal court that allege market timing and/or late trading be transferred to the United States District Court for the District of Maryland for coordinated pre-trial proceedings. Some of the cases against IFG and the other AMVESCAP defendants have already been transferred to the District of Maryland in accordance with the Panel's directive. AIM and IFG anticipate that in time most or all of the actions pending against them and the other AMVESCAP defendants alleging market timing and/or late trading will be transferred to the multidistrict litigation.

OTHER PRIVATE ACTIONS

Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, IINA, A I M Distributors, Inc. ("AIM Distributors") and INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in both Federal and state courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees.

  Certain other civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG and AIM) alleging that certain AIM and INVESCO Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

  Additional lawsuits or regulatory actions arising out of the circumstances above and presenting similar allegations and requests for relief may be served or filed against the Fund, IFG, AIM, AIM Management, IINA, AIM Distributors, INVESCO Distributors, AMVESCAP and related entities and individuals in the future.

  As a result of the above developments, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the matters described above may have on the Fund or AIM.

OTHER INFORMATION


TRUSTEES AND OFFICERS

BOARD OF TRUSTEES               OFFICERS                                  OFFICE OF THE FUND
Bob R. Baker                    Robert H. Graham                          11 Greenway Plaza
Frank S. Bayley                 Chairman and President                    Suite 100
James T. Bunch                                                            Houston, TX 77046-1173
Bruce L. Crockett               Mark H. Williamson
Albert R. Dowden                Executive Vice President                  INVESTMENT ADVISOR
Edward K. Dunn Jr.                                                        A I M Advisors, Inc.
Jack M. Fields                  Kevin M. Carome                           11 Greenway Plaza
Carl Frischling                 Senior Vice President, Secretary and      Suite 100
Robert H. Graham                 Chief Legal Officer                      Houston, TX 77046-1173
Gerald J. Lewis
Prema Mathai-Davis              Stuart W. Coco                            TRANSFER AGENT
Lewis F. Pennock                Vice President                            AIM Investment Services, Inc.
Ruth H. Quigley                                                           P.O. Box 4739
Louis S. Sklar                  Melville B. Cox                           Houston, TX 77210-4739
Larry Soll, Ph.D.               Vice President
Mark H. Williamson                                                        CUSTODIAN
                                Sidney M. Dilgren                         State Street Bank and Trust Company
                                Vice President and Treasurer              225 Franklin Street
                                                                          Boston, MA 02110-2801
                                Karen Dunn Kelley
                                Vice President                            COUNSEL TO THE FUND
                                                                          Ballard Spahr
                                Edgar M. Larsen                           Andrews & Ingersoll, LLP
                                Vice President                            1735 Market Street
                                                                          Philadelphia, PA 19103-7599

                                                                          COUNSEL TO THE TRUSTEES
                                                                          Kramer, Levin, Naftalis & Frankel LLP
                                                                          919 Third Avenue
                                                                          New York, NY 10022-3852

                                                                          DISTRIBUTOR
                                                                          A I M Distributors, Inc.
                                                                          11 Greenway Plaza
                                                                          Suite 100
                                                                          Houston, TX 77046-1173


            DOMESTIC EQUITY                        INTERNATIONAL/GLOBAL EQUITY                           FIXED INCOME

AIM Aggressive Growth Fund                   AIM Asia Pacific Growth Fund                  TAXABLE
AIM Balanced Fund*                           AIM Developing Markets Fund
AIM Basic Balanced Fund*                     AIM European Growth Fund                      AIM Floating Rate Fund
AIM Basic Value Fund                         AIM European Small Company Fund               AIM High Yield Fund
AIM Blue Chip Fund                           AIM Global Aggressive Growth Fund             AIM Income Fund
AIM Capital Development Fund                 AIM Global Equity Fund(4)                     AIM Intermediate Government Fund
AIM Charter Fund                             AIM Global Growth Fund                        AIM Limited Maturity Treasury Fund
AIM Constellation Fund                       AIM Global Value Fund                         AIM Money Market Fund
AIM Dent Demographic Trends Fund             AIM International Emerging Growth Fund        AIM Short Term Bond Fund
AIM Diversified Dividend Fund                AIM International Growth Fund                 AIM Total Return Bond Fund
AIM Emerging Growth Fund                     AIM Trimark Fund                              INVESCO U.S. Government Money Fund
AIM Large Cap Basic Value Fund               INVESCO International Core Equity Fund(5)
AIM Large Cap Growth Fund                                                                  TAX-FREE
AIM Libra Fund                                            SECTOR EQUITY
AIM Mid Cap Basic Value Fund                                                               AIM High Income Municipal Fund
AIM Mid Cap Core Equity Fund(1)              AIM Global Health Care Fund                   AIM Municipal Bond Fund
AIM Mid Cap Growth Fund                      AIM Real Estate Fund                          AIM Tax-Exempt Cash Fund
AIM Opportunities I Fund                     INVESCO Advantage Health Sciences Fund        AIM Tax-Free Intermediate Fund
AIM Opportunities II Fund                    INVESCO Energy Fund
AIM Opportunities III Fund                   INVESCO Financial Services Fund
AIM Premier Equity Fund                      INVESCO Gold & Precious Metals Fund                        AIM ALLOCATION
AIM Select Equity Fund                       INVESCO Health Sciences Fund
AIM Small Cap Equity Fund(2)                 INVESCO Leisure Fund                          AIM Aggressive Allocation Fund
AIM Small Cap Growth Fund(3)                 INVESCO Multi-Sector Fund                     AIM Conservative Allocation Fund
AIM Trimark Endeavor Fund                    INVESCO Technology Fund                       AIM Moderate Allocation Fund
AIM Trimark Small Companies Fund             INVESCO Utilities Fund                        AIM Allocation
AIM Weingarten Fund
INVESCO Core Equity Fund                     CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY. FOR
INVESCO Dynamics Fund                        THIS AND OTHER IMPORTANT INFORMATION ABOUT AIM AND INVESCO FUNDS, OBTAIN A PROSPECTUS
INVESCO Mid-Cap Growth Fund                  FROM YOUR FINANCIAL ADVISOR OR AIMINVESTMENTS.COM AND READ IT THOROUGHLY BEFORE
INVESCO Small Company Growth Fund            INVESTING.
INVESCO S&P 500 Index Fund
INVESCO Total Return Fund*

* Domestic equity and income fund


(1) As of the close of business on February 27, 2004, AIM Mid Cap Core Equity Fund is available to new investors on a limited basis. For information on who may continue to invest in AIM Mid Cap Core Equity Fund, please contact your financial advisor. (2) AIM Small Cap Equity Fund was closed to most investors on December 19, 2003. For information on who may continue to invest in AIM Small Cap Equity Fund, please contact your financial advisor. (3) AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor. (4) Effective March 31, 2004, AIM Global Trends Fund was renamed AIM Global Equity Fund. (5) Effective November 24, 2003, INVESCO International Blue Chip Value Fund was renamed INVESCO International Core Equity Fund.

    If used after July 20, 2004, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $148 billion in assets for approximately 11 million shareholders, including individual investors, corporate clients and financial institutions. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $381 billion in assets under management. Data as of March 31, 2004.

                               AIMinvestments.com                    USG-SAR-1


                                            YOUR GOALS. OUR SOLUTIONS.--Registered Trademark--
--------------------------------------------------------------------------------------
Mutual  Retirement  Annuities  College  Separately  Offshore  Alternative  Cash               [AIM INVESTMENTS LOGO APPEARS HERE]
Funds   Products               Savings  Managed     Products  Investments  Management                   --Servicemark--
                                  Plans    Accounts
--------------------------------------------------------------------------------------

                                                             AIM WEINGARTEN FUND
                              Semiannual Report to Shareholders o April 30, 2004

                                 [COVER IMAGE]




 YOUR GOALS. OUR SOLUTIONS.                  [AIM INVESTMENTS LOGO APPEARS HERE]
  --Registered Trademark--                             --Servicemark--

====================================================================================================================================
AIM WEINGARTEN FUND SEEKS TO PROVIDE GROWTH OF CAPITAL.
====================================================================================================================================

o Unless otherwise stated, information presented is as of 4/30/04 and is based on total net assets.

ABOUT SHARE CLASSES                          o The unmanaged Standard & Poor's             o Industry classifications used in this
o Effective 9/30/03, Class B shares are      Composite Index of 500 Stocks (the S&P        report are generally according to the
not available as an investment for           500 --Registered Trademark-- Index) is an     Global Industry Classification Standard,
retirement plans maintained pursuant to      index of common stocks frequently used as     which was developed by and is the
Section 401 of the Internal Revenue Code,    a general measure of U.S. stock market        exclusive property and a service mark of
including 401(k) plans, money purchase       performance.                                  Morgan Stanley Capital International Inc.
pension plans and profit sharing plans.                                                    and Standard & Poor's.
Plans that have existing accounts            o A direct investment cannot be made in
invested in Class B shares will continue     an index. Unless otherwise indicated,         A description of the policies and
to be allowed to make additional             index results include reinvested              procedures that the fund uses to
purchases.                                   dividends, and they do not reflect sales      determine how to vote proxies relating to
                                             charges. Performance of an index of funds     portfolio securities is available without
o Class R shares are available only to       reflects fund expenses; performance of a      charge, upon request, by calling
certain retirement plans. Please see the     market index does not.                        800-959-4246, or on the AIM Web site,
prospectus for more information.                                                           AIMinvestments.com.
                                             o The fund is not managed to track the
ABOUT INDEXES USED IN THIS REPORT            performance of any particular index,
o The unmanaged Lipper Large-Cap Growth      including the indexes defined here, and
Fund Index represents an average of the      consequently, the performance of the fund
performance of the 30 largest                may deviate significantly from the
large-capitalization core equity funds       performance of the indexes.
tracked by Lipper, Inc., an independent
mutual fund performance monitor.             OTHER INFORMATION
                                             o Bloomberg, Inc. is a well-known
o The unmanaged MSCI World Index is a        independent financial research and
group of global securities tracked by        reporting firm.
Morgan Stanley Capital International.
                                             o The returns shown in the Management's
o The unmanaged Russell 1000 --Registered    Discussion of Fund Performance are based
Trademark-- Growth Index is a subset of      on net asset values calculated for
the unmanaged Russell 1000 --Registered      shareholder transactions. Generally
Trademark-- Index, which represents the      accepted accounting principles require
performance of the stocks of                 adjustments to be made to the net assets
large-capitalization companies; the          of the fund at period end for financial
Growth subset measures the performance of    reporting purposes, and as such, the net
Russell 1000 companies with higher           asset value for shareholder transactions
price/book ratios and higher forecasted      and the returns based on those net asset
growth values.                               values may differ from the net asset
                                             values and returns reported in the
                                             Financial Highlights.

=====================================================                                     THIS REPORT MUST BE ACCOMPANIED OR
NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE                                     PRECEDED BY A CURRENTLY EFFECTIVE FUND
=====================================================                                     PROSPECTUS, WHICH CONTAINS MORE COMPLETE
                                                                                          INFORMATION, INCLUDING SALES CHARGES AND
                                                                                          EXPENSES. READ IT CAREFULLY BEFORE YOU
                                                                                          INVEST.

AIMinvestments.com

TO OUR SHAREHOLDERS

                    DEAR FELLOW SHAREHOLDER IN THE AIM FAMILY OF
                    FUNDS --Registered Trademark--:

[PHOTO OF           For most of the six-month period covered by this report,
ROBERT H.           major stock market indexes delivered positive performance as
GRAHAM]             economies strengthened both here and abroad. In the United
                    States, gross domestic product steadily improved, while
ROBERT H. GRAHAM    overseas, economic recovery took hold, especially in Asia.
                    In March and April, however, markets lagged as concerns arose about geopolitical events and the possibility that the U.S. Federal Reserve may raise interest rates.
                       Additionally, what's known as a sector rotation took
                    place. During much of 2003, the information technology sector was the favorite of U.S. and foreign investors. The sector's performance turned negative early in 2004, however, as investors switched to more defensive sectors they tend to favor when conditions seem uncertain. For the last month of the reporting period, only three sectors of the 10 in the S&P 500 Index produced positive returns, including health care and consumer staples. The third positive sector was energy, riding the wave of rising oil and gas prices. Stocks in the MSCI World Index displayed a similar performance pattern, reflecting the global nature of the rotation.

THE CASE FOR MUTUAL FUND INVESTING

A period like the one covered by this report is a prime argument for the long-term perspective mutual fund companies always advocate. As we have said on many occasions, no one can consistently predict how markets will perform. And because markets can move with such abruptness, missing out on a few of the best days in the market can diminish your long-term results significantly. Staying invested, we believe, is the best strategy.

   The market volatility experienced over the past six months is also a powerful argument for the diversification offered by mutual funds. For a modest initial investment, mutual fund shareholders can diversify across asset classes, regions, investment styles and market capitalizations. Diversification can offer protection during market downturns because a portfolio made up of a broad spectrum of investments will not bear the full brunt of the decline in any particular security, market, or sector.

VISIT AIMINVESTMENTS.COM FOR REGULATORY UPDATES

For the latest information about ongoing regulatory matters, including proposed rules and regulations regarding the mutual fund industry, please visit our Web site, AIMinvestments.com. We continue to post updates as information becomes available. We also encourage you to visit our Web site for general investing information, performance updates on our funds, and market and economic commentary from our financial experts.

   For information on how your fund performed and was managed during the six months covered by this report, please read your fund managers' discussion on the following pages. We hope you find it informative.

   As always, AIM is committed to building solutions for your investment goals, and we thank you for your continued participation in AIM Investments. If you have any questions, please contact our Client Service representatives at 800-959-4246.

Sincerely,

/s/ ROBERT H. GRAHAM
--------------------
Robert H. Graham
Chairman and President
May 26, 2004

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

TECH, CONSUMER STAPLES SECTOR WEIGHTINGS
HINDER FUND RETURNS

For the six-month reporting period ended     economy continued to expand. While            almost 87% met or exceeded expectations.
April 30, 2004, AIM Weingarten Fund Class    reporting that the pace of that expansion     Nonetheless, market volatility increased
A shares returned 2.67% at net asset         varied from region to region, it said         in March and April as investors worried
value (had the effects of the front-end      that improvements appeared to be somewhat     about rising energy prices, potential
sales charge been included, the return       broadly based. It characterized               interest rate increases, and ongoing
would have been lower). Returns for other    residential real estate markets as            geopolitical uncertainty, including the
share classes are shown in the table on      strong, but commercial real estate            war in Iraq.
page 3. For the same period, the S&P 500     markets as soft, and said that labor
Index returned 6.27%; the Russell 1000       markets had stabilized after a period of      YOUR FUND
Growth Index returned 4.14%; and the         weakness. In its April 2004 report, the
Lipper Large-Cap Growth Fund Index           Fed reported that economic activity           There were two primary reasons for the
returned 2.70%. Differences in sector        increased across the nation from              fund's underperformance relative to the
weightings between the fund and its          mid-February to early April, with growth      Russell 1000 Growth Index. First, the
indexes accounted for the fund's lagging     in retail sales, manufacturing, mining,       fund's overweight position in information
performance.                                 energy, and tourism. Residential real         technology stocks, which contributed to
                                             estate markets remained strong, and           double-digit fund returns for the fiscal
MARKET CONDITIONS                            commercial real estate markets remained       year ended October 31, 2003, hindered
                                             weak. Throughout the reporting period,        fund performance for this six-month
The U.S. economy and the U.S. stock          the Fed maintained the federal funds          reporting period. Many information
market showed signs of health for the six    target rate at 1.00%.                         technology stocks performed well for
months ended April 30, 2004. The Commerce                                                  calendar year 2003, but fell out of
Department reported that U.S. gross             Reasons for positive stock market          investor favor even as the companies
domestic product, the broadest measure of    performance included improving corporate      reported positive first quarter 2004
economic activity, expanded at an            earnings. According to Bloomberg,             earnings.
annualized rate of 4.1% in the fourth        earnings by companies included in the S&P
quarter of 2003 and 4.4% in the first        500 Index rose by an average of 20% in           Second, we were underweight consumer
quarter of 2004.                             the third quarter and almost 30% in the       staples stocks, which include food
                                             fourth quarter of 2003. Also, as of the       retailers and household products
   In its November 2003 "Beige Book"         close of the reporting period, 82% of         manufacturers. Few consumer staples
report, the Federal Reserve (the Fed)        companies in the S&P 500 Index had            companies met our earnings growth
stated that the                              reported their first quarter 2004             criteria, but the stocks we did hold in
                                             earnings; of them,                            this sector performed well. The fund's
                                                                                           consumer staples stocks outperformed
                                                                                           those in the Russell 1000 Growth Index by
                                                                                           more than 50% over the six-month
                                                                                           reporting period.

====================================================================================================================================
TOP 10 Equity Holdings*                                            TOP 10 Industries*
 1. Tyco International Ltd. (Bermuda)                  4.2%         1. Communications Equipment                          9.7%
 2. Cisco Systems, Inc.                                3.4          2. Pharmaceuticals                                   7.5
 3. Citigroup Inc.                                     2.5          3. Semiconductors                                    6.3
 4. Dell Inc.                                          2.1          4. Systems Software                                  5.7
 5. Genentech, Inc.                                    2.1          5. Health Care Equipment                             5.1
 6. Cendant Corp.                                      2.1          6. Industrial Conglomerates                          4.9
 7. Microsoft Corp.                                    2.0          7. Investment Banking & Brokerage                    4.3
 8. Analog Devices, Inc.                               2.0          8. Managed Health Care                               3.3
 9. Aetna Inc.                                         1.9          9. Consumer Finance                                  3.3
10. Goldman Sachs Group, Inc. (The)                    1.9         10. Diversified Commercial Services                   3.1

*Excludes money market fund holdings. The fund's holdings
are subject to change, and there is no assurance that the
fund will continue to hold any particular security.
====================================================================================================================================


   Contributing to fund performance were     manufacturing equipment for semiconductor                      JAMES G. BIRDSALL
our industrials and health care holdings.    producers. While the company's first                           Mr. Birdsall is a
The fund benefited from careful              quarter earnings rose from 2003 to 2004,      [BIRDSALL        portfolio manager of
earnings-driven stock selection within       investors typically place greater              PHOTO]          AIM Weingarten Fund. He
these two sectors. Within health care,       importance on new orders rather than                           has been associated
the fund's return was nearly double that     earnings. As weaker-than-expected new                          with AIM Investments
of the Russell 1000 Growth Index, while      order numbers were announced, the entire      since 1997, and assumed his current
within industrials the fund's return was     industry sold off. We reduced our             position in 1999. Mr. Birdsall received
more than triple that of the index.          position in the stock before the close of     his B.B.A. with a concentration in
Contributing to outperformance within        the reporting period in order to focus        finance from Stephen F. Austin State
health care was the fact that we had only    our efforts on more promising growth          University before earning his M.B.A. with
modest exposure to large pharmaceutical      opportunities.                                a concentration in finance and
companies, many of which have exhibited                                                    international business from the
lackluster performance of late.              IN CLOSING                                    University of St. Thomas.

   Overall during the reporting period,      The fund's positive total return for the                       LANNY H. SACHNOWITZ
we made minimal changes to the fund's        six months ended April 30, 2004, was                           Mr. Sachnowitz is the
positioning. Information technology,         achieved by primarily investing in common     [SACHNOWITZ      lead portfolio manager
industrials, and health care holdings        stocks of seasoned and better-capitalized       PHOTO]         of AIM Weingarten Fund.
increased slightly, while our consumer       companies, focusing on companies that                          He joined AIM in 1987
staples, telecommunication services, and     have experienced above-average growth in                       as a money market
energy holdings shrank somewhat.             earnings and that have, in our opinion,       trader and research analyst. In 1990, Mr.
                                             excellent prospects for future growth.        Sachnowitz's trading responsibilities
   A leading contributor to overall fund                                                   were expanded to include head of equity
performance was Genentech, an established         See important fund and index             trading. He was named to his current
biotechnology company. In 2003, the              disclosures inside front cover.           position in 1991. Mr. Sachnowitz received
company's revenues totaled $3.3 billion                                                    a B.S. in finance from the University of
and its product sales totaled $2.6                                                         Southern California and an M.B.A. from
billion. In addition to its existing                                                       the University of Houston.
products, the company won FDA approval in
February to market Avastin, a drug that                                                    Assisted by the Large Cap Growth Team
appears to inhibit the spread of cancer.

   Stocks hindering fund performance
included Novellus Systems, a company that builds

====================================================================================

FUND VS. INDEXES

Total returns, 10/31/03-4/30/04, excluding applicable front-end or contingent deferred sales charges. If sales charges were included, returns would be lower.

CLASS A SHARES                                                          2.67%

CLASS B SHARES                                                          2.33

CLASS C SHARES                                                          2.33

CLASS R SHARES                                                          2.51

S&P 500 INDEX (BROAD MARKET INDEX)                                      6.27

RUSSELL 1000 GROWTH INDEX (STYLE-SPECIFIC INDEX)                        4.14

LIPPER LARGE-CAP GROWTH FUND INDEX (PEER GROUP INDEX)                   2.70

SOURCE: LIPPER, INC.

TOTAL NUMBER OF HOLDINGS*                                                 85

TOTAL NET ASSETS                                               $2.61 BILLION
====================================================================================       [RIGHT ARROW GRAPHIC]

                                                                                           FOR A PRESENTATION OF YOUR FUND'S
                                                                                           LONG-TERM PERFORMANCE RECORD, PLEASE TURN
                                                                                           THE PAGE.

LONG-TERM PERFORMANCE

YOUR FUND'S LONG-TERM PERFORMANCE

Below you will find a presentation of your fund's long-term performance record for periods ended 4/30/04, the close of the six-month period covered by this report. As required by industry regulations, we also present long-term performance for periods ended 3/31/04, the most recent calendar quarter-end.

Please read the important disclosure accompanying these tables, which explains how fund performance is calculated and the sales charges, if any, that apply to the share class in which you are invested.

====================================================================================================================================
AVERAGE ANNUAL TOTAL RETURNS                 AVERAGE ANNUAL TOTAL RETURNS                     The performance data quoted represent
As of 4/30/04, including applicable sales    As of 3/31/04, including applicable sales     past performance and cannot guarantee
charges                                      charges                                       comparable future results; current
CLASS A SHARES                                                                             performance may be lower or higher.
Inception (6/17/69)        11.54%            CLASS A SHARES                                Please visit AIMinvestments.com for the
10 Years                    4.71             Inception (6/17/69)        11.69%             most recent month-end performance.
5 Years                   -11.14             10 Years                    5.14              Performance figures reflect reinvested
1 Year                     15.20             5 Years                   -10.49              distributions, changes in net asset value
                                             1 Year                     28.82              and the effect of the maximum sales
CLASS B SHARES                                                                             charge unless otherwise stated.
Inception (6/26/95)         2.84%            CLASS B SHARES                                Investment return and principal value
5 Years                   -11.06             Inception (6/26/95)         3.33%             will fluctuate so that you may have a
1 Year                     15.97             5 Years                   -10.40              gain or loss when you sell shares.
                                             1 Year                     30.35
CLASS C SHARES                                                                                Class A share performance reflects the
Inception (8/4/97)         -3.34%            CLASS C SHARES                                maximum 5.50% sales charge, and Class B
5 Years                   -10.79             Inception (8/4/97)         -2.79%             and Class C share performance reflects
1 Year                     19.95             5 Years                   -10.13              the applicable contingent deferred sales
                                             1 Year                     34.31              charge (CDSC) for the period involved.
CLASS R SHARES                                                                             The CDSC on Class B shares declines from
10 Years                    5.09%            CLASS R SHARES                                5% beginning at the time of purchase to
5 Years                   -10.32             10 Years                    5.52%             0% at the beginning of the seventh year.
1 Year                     21.54             5 Years                    -9.66              The CDSC on Class C shares is 1% for the
                                             1 Year                     35.94              first year after purchase. Class R shares
                                                                                           do not have a front-end sales charge;
                                             Class R shares' inception date is 6/3/02      returns shown are at net asset value and
                                             Returns since that date are historical        do not reflect a 0.75% CDSC that may be
                                             returns. All other returns are blended        imposed on a total redemption of
                                             returns of historical Class R share           retirement plan assets within the first
                                             performance and restated class A share        year. The performance of the fund's share
                                             performance (for periods prior to the         classes will differ due to different
                                             inception date of Class R shares) at net      sales charge structures and class
                                             asset value, adjusted to reflect the          expenses.
                                             higher Rule 12b-1 fees applicable to
                                             Class R shares. Class A shares' inception     [ARROW    For More Information Visit
                                             date is 6/17/69.                              BUTTON       AIMinvestments.com
                                                                                           IMAGE]
====================================================================================================================================

FINANCIALS

SCHEDULE OF INVESTMENTS

April 30, 2004
(Unaudited)


                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-99.98%

ADVERTISING-0.91%

Omnicom Group Inc.                                300,000   $   23,853,000
==========================================================================

APPAREL RETAIL-1.69%

Gap, Inc. (The)                                 2,000,000       44,020,000
==========================================================================

APPLICATION SOFTWARE-0.61%

Siebel Systems, Inc.(a)                         1,550,000       15,934,000
==========================================================================

ASSET MANAGEMENT & CUSTODY BANKS-1.05%

Franklin Resources, Inc.                          500,000       27,415,000
==========================================================================

BIOTECHNOLOGY-2.91%

Biogen Idec Inc.(a)                               350,000       20,650,000
--------------------------------------------------------------------------
Genentech, Inc.(a)(b)                             450,000       55,260,000
==========================================================================
                                                                75,910,000
==========================================================================

CASINOS & GAMING-1.52%

International Game Technology                   1,050,000       39,627,000
==========================================================================

COMMUNICATIONS EQUIPMENT-9.65%

Avaya Inc.(a)                                   1,850,000       25,308,000
--------------------------------------------------------------------------
Cisco Systems, Inc.(a)                          4,250,000       88,697,500
--------------------------------------------------------------------------
Corning Inc.(a)                                 1,350,000       14,890,500
--------------------------------------------------------------------------
Juniper Networks, Inc.(a)                       1,000,000       21,880,000
--------------------------------------------------------------------------
Motorola, Inc.                                  2,150,000       39,237,500
--------------------------------------------------------------------------
Nokia Oyj-ADR (Finland)                         1,500,000       21,015,000
--------------------------------------------------------------------------
Nortel Networks Corp. (Canada)(a)               4,000,000       14,960,000
--------------------------------------------------------------------------
Research In Motion Ltd. (Canada)                  300,000       26,028,000
==========================================================================
                                                               252,016,500
==========================================================================

COMPUTER & ELECTRONICS RETAIL-0.83%

Best Buy Co., Inc.                                400,000       21,700,000
==========================================================================

COMPUTER HARDWARE-2.13%

Dell Inc.(a)                                    1,600,000       55,536,000
==========================================================================

COMPUTER STORAGE & PERIPHERALS-0.75%

EMC Corp.(a)                                    1,750,000       19,530,000
==========================================================================

CONSUMER ELECTRONICS-1.03%

Sony Corp.-ADR (Japan)                            700,000       26,880,000
==========================================================================


                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------


CONSUMER FINANCE-3.29%

American Express Co.                              750,000   $   36,712,500
--------------------------------------------------------------------------
MBNA Corp.                                      1,150,000       28,037,000
--------------------------------------------------------------------------
SLM Corp.                                         550,000       21,070,500
==========================================================================
                                                                85,820,000
==========================================================================

DATA PROCESSING & OUTSOURCED SERVICES-0.87%

First Data Corp.                                  500,000       22,695,000
==========================================================================

DEPARTMENT STORES-2.35%

Kohl's Corp.(a)                                 1,000,000       41,790,000
--------------------------------------------------------------------------
Nordstrom, Inc.                                   550,000       19,596,500
==========================================================================
                                                                61,386,500
==========================================================================

DIVERSIFIED CAPITAL MARKETS-1.08%

J.P. Morgan Chase & Co.                           750,000       28,200,000
==========================================================================

DIVERSIFIED COMMERCIAL SERVICES-3.13%

Apollo Group, Inc.-Class A(a)                     300,000       27,264,000
--------------------------------------------------------------------------
Cendant Corp.(b)                                2,300,000       54,464,000
==========================================================================
                                                                81,728,000
==========================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-0.88%

Rockwell Automation, Inc.                         700,000       22,883,000
==========================================================================

ELECTRONIC EQUIPMENT MANUFACTURERS-1.40%

Agilent Technologies, Inc.(a)                   1,350,000       36,463,500
==========================================================================

FOOTWEAR-0.90%

NIKE, Inc.-Class B                                325,000       23,383,750
==========================================================================

GENERAL MERCHANDISE STORES-1.00%

Target Corp.                                      600,000       26,022,000
==========================================================================

HEALTH CARE EQUIPMENT-5.12%

Bard (C.R.), Inc.                                 125,000       13,283,750
--------------------------------------------------------------------------
Boston Scientific Corp.(a)                      1,000,000       41,190,000
--------------------------------------------------------------------------
Guidant Corp.                                     750,000       47,257,500
--------------------------------------------------------------------------
Zimmer Holdings, Inc.(a)                          400,000       31,940,000
==========================================================================
                                                               133,671,250
==========================================================================

HEALTH CARE SERVICES-1.10%

Caremark Rx, Inc.(a)                              850,000       28,772,500
==========================================================================

HEALTH CARE SUPPLIES-1.14%

Alcon, Inc. (Switzerland)                         400,000       29,700,000
==========================================================================


                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------

HOME ENTERTAINMENT SOFTWARE-0.77%

Electronic Arts Inc.(a)                           400,000   $   20,248,000
==========================================================================

HOME IMPROVEMENT RETAIL-1.55%

Home Depot, Inc. (The)                          1,150,000       40,468,500
==========================================================================

HOTELS, RESORTS & CRUISE LINES-0.76%

Starwood Hotels & Resorts Worldwide, Inc.         500,000       19,895,000
==========================================================================

HOUSEHOLD PRODUCTS-1.62%

Procter & Gamble Co. (The)                        400,000       42,300,000
==========================================================================

HOUSEWARES & SPECIALTIES-1.02%

Fortune Brands, Inc.                              350,000       26,687,500
==========================================================================

INDUSTRIAL CONGLOMERATES-4.87%

3M Co.                                            200,000       17,296,000
--------------------------------------------------------------------------
Tyco International Ltd. (Bermuda)               4,000,000      109,800,000
==========================================================================
                                                               127,096,000
==========================================================================

INDUSTRIAL MACHINERY-1.93%

Danaher Corp.                                     300,000       27,756,000
--------------------------------------------------------------------------
Ingersoll-Rand Co.-Class A (Bermuda)              350,000       22,592,500
==========================================================================
                                                                50,348,500
==========================================================================

INTERNET RETAIL-1.57%

Amazon.com, Inc.(a)                               300,000       13,038,000
--------------------------------------------------------------------------
eBay Inc.(a)                                      350,000       27,937,000
==========================================================================
                                                                40,975,000
==========================================================================

INTERNET SOFTWARE & SERVICES-1.74%

Yahoo! Inc.(a)(b)                                 900,000       45,414,000
==========================================================================

INVESTMENT BANKING & BROKERAGE-4.30%

Goldman Sachs Group, Inc. (The)                   500,000       48,375,000
--------------------------------------------------------------------------
Lehman Brothers Holdings Inc.                     500,000       36,700,000
--------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                         500,000       27,115,000
==========================================================================
                                                               112,190,000
==========================================================================

MANAGED HEALTH CARE-3.31%

Aetna Inc.                                        600,000       49,650,000
--------------------------------------------------------------------------
UnitedHealth Group Inc.                           600,000       36,888,000
==========================================================================
                                                                86,538,000
==========================================================================

MOVIES & ENTERTAINMENT-0.75%

Walt Disney Co. (The)                             850,000       19,575,500
==========================================================================

MULTI-LINE INSURANCE-1.10%

American International Group, Inc.                400,000       28,660,000
==========================================================================

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------


OTHER DIVERSIFIED FINANCIAL SERVICES-2.49%

Citigroup Inc.                                  1,350,000   $   64,921,500
==========================================================================

PERSONAL PRODUCTS-2.06%

Avon Products, Inc.                               300,000       25,200,000
--------------------------------------------------------------------------
Gillette Co. (The)                                700,000       28,644,000
==========================================================================
                                                                53,844,000
==========================================================================

PHARMACEUTICALS-7.45%

Forest Laboratories, Inc.(a)                      250,000       16,120,000
--------------------------------------------------------------------------
Johnson & Johnson                                 400,000       21,612,000
--------------------------------------------------------------------------
Lilly (Eli) & Co.                                 400,000       29,524,000
--------------------------------------------------------------------------
Pfizer Inc.                                     1,250,000       44,700,000
--------------------------------------------------------------------------
Sepracor Inc.(a)(b)                               550,000       26,295,500
--------------------------------------------------------------------------
Teva Pharmaceutical Industries Ltd.-ADR
  (Israel)                                        450,000       27,702,000
--------------------------------------------------------------------------
Wyeth                                             750,000       28,552,500
==========================================================================
                                                               194,506,000
==========================================================================

RESTAURANTS-1.79%

McDonald's Corp.                                1,000,000       27,230,000
--------------------------------------------------------------------------
Yum! Brands, Inc.(a)                              500,000       19,395,000
==========================================================================
                                                                46,625,000
==========================================================================

SEMICONDUCTOR EQUIPMENT-0.72%

Novellus Systems, Inc.(a)                         650,000       18,824,000
==========================================================================

SEMICONDUCTORS-6.29%

Analog Devices, Inc.                            1,200,000       51,120,000
--------------------------------------------------------------------------
Intel Corp.                                       500,000       12,865,000
--------------------------------------------------------------------------
Linear Technology Corp.                           350,000       12,470,500
--------------------------------------------------------------------------
Maxim Integrated Products, Inc.                   500,000       22,995,000
--------------------------------------------------------------------------
Microchip Technology Inc.                       1,500,000       42,030,000
--------------------------------------------------------------------------
Texas Instruments Inc.                            900,000       22,590,000
==========================================================================
                                                               164,070,500
==========================================================================

SOFT DRINKS-0.94%

PepsiCo, Inc.                                     450,000       24,520,500
==========================================================================

SPECIALTY STORES-1.23%

Bed Bath & Beyond Inc.(a)                         500,000       18,560,000
--------------------------------------------------------------------------
Tiffany & Co.                                     350,000       13,650,000
==========================================================================
                                                                32,210,000
==========================================================================

SYSTEMS SOFTWARE-5.66%

Computer Associates International, Inc.         1,250,000       33,512,500
--------------------------------------------------------------------------
Microsoft Corp.                                 2,000,000       51,940,000
--------------------------------------------------------------------------
Oracle Corp.(a)                                 1,600,000       17,952,000
--------------------------------------------------------------------------
Symantec Corp.(a)(b)                              450,000       20,272,500
--------------------------------------------------------------------------
VERITAS Software Corp.(a)                         900,000       24,003,000
==========================================================================
                                                               147,680,000
==========================================================================


                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE-0.72%

New York Community Bancorp, Inc.                  750,000   $   18,802,500
==========================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $2,090,183,803)                        2,609,547,000
==========================================================================

MONEY MARKET FUNDS-0.89%

Liquid Assets Portfolio-Institutional
  Class(c)                                     11,577,097       11,577,097
--------------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(c)    11,577,097       11,577,097
==========================================================================
    Total Money Market Funds (Cost
      $23,154,194)                                              23,154,194
==========================================================================
TOTAL INVESTMENTS-100.87%
  (excluding investments purchased with cash
  collateral from securities loaned) (Cost
  $2,113,337,997)                                            2,632,701,194
==========================================================================

                                                                MARKET
                                                 SHARES         VALUE

--------------------------------------------------------------------------

INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-2.21%

Liquid Assets Portfolio-Institutional
  Class(c)(d)                                  57,768,875   $   57,768,875
==========================================================================
Total Money Market Funds (purchased with cash
  collateral from securities loaned) (Cost
  $57,768,875)                                                  57,768,875
==========================================================================
TOTAL INVESTMENTS-103.08% (Cost
  $2,171,106,872)                                            2,690,470,069
==========================================================================
OTHER ASSETS LESS LIABILITIES-(3.08%)                          (80,428,845)
==========================================================================
NET ASSETS-100.00%                                          $2,610,041,224
__________________________________________________________________________
==========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) All or a portion of this security has been pledged as collateral for securities lending transactions at April 30, 2004.
(c) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(d) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 7.

See accompanying notes which are an integral part of the financial statements.

                                                                 WEINGARTEN FUND

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2004
(Unaudited)

ASSETS:

Investments, at market value (cost
  $2,090,183,803)*                           $ 2,609,547,000
------------------------------------------------------------
Investments in affiliated money market
  funds (cost $80,923,069)                        80,923,069
============================================================
    Total investments (cost $2,171,106,872)    2,690,470,069
============================================================
Foreign currencies, at value (cost $361)                 380
------------------------------------------------------------
Cash                                               4,814,353
------------------------------------------------------------
Receivables for:
  Investments sold                                22,312,717
------------------------------------------------------------
  Fund shares sold                                   503,446
------------------------------------------------------------
  Dividends                                        1,660,362
------------------------------------------------------------
Investment for deferred compensation and
  retirement plans                                   259,814
------------------------------------------------------------
Other assets                                         127,803
============================================================
    Total assets                               2,720,148,944
____________________________________________________________
============================================================

LIABILITIES:

Payables for:
  Investments purchased                           44,736,666
------------------------------------------------------------
  Fund shares reacquired                           3,985,481
------------------------------------------------------------
  Deferred compensation and retirement
    plans                                            513,523
------------------------------------------------------------
  Collateral upon return of securities
    loaned                                        57,768,875
------------------------------------------------------------
Accrued distribution fees                          1,016,269
------------------------------------------------------------
Accrued trustees' fees                                 3,163
------------------------------------------------------------
Accrued transfer agent fees                        1,726,059
------------------------------------------------------------
Accrued operating expenses                           357,684
============================================================
    Total liabilities                            110,107,720
============================================================
Net assets applicable to shares outstanding  $ 2,610,041,224
____________________________________________________________
============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                $ 5,520,244,653
------------------------------------------------------------
Undistributed net investment income (loss)       (11,266,634)
------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities                       (3,418,300,011)
------------------------------------------------------------
Unrealized appreciation of investment
  securities and foreign currencies              519,363,216
============================================================
                                             $ 2,610,041,224
____________________________________________________________
============================================================

NET ASSETS:

Class A                                      $ 2,016,085,520
____________________________________________________________
============================================================
Class B                                      $   504,191,444
____________________________________________________________
============================================================
Class C                                      $    86,754,896
____________________________________________________________
============================================================
Class R                                      $     1,197,513
____________________________________________________________
============================================================
Institutional Class                          $     1,811,851
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                          169,387,964
____________________________________________________________
============================================================
Class B                                           45,988,114
____________________________________________________________
============================================================
Class C                                            7,905,783
____________________________________________________________
============================================================
Class R                                              101,081
____________________________________________________________
============================================================
Institutional Class                                  144,126
____________________________________________________________
============================================================
Class A:
  Net asset value per share                  $         11.90
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $11.90 divided
      by 94.50%)                             $         12.59
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
    share                                    $         10.96
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
    share                                    $         10.97
____________________________________________________________
============================================================
Class R:
  Net asset value and offering price per
    share                                    $         11.85
____________________________________________________________
============================================================
Institutional Class:
  Net asset value and offering price per
    share                                    $         12.57
____________________________________________________________
============================================================

* At April 30, 2004, securities with an aggregate market value of $53,690,701 were on loan to brokers.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the six months ended April 30, 2004
(Unaudited)

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $148,377)        $10,123,351
-------------------------------------------------------------------------
Dividends from affiliated money market funds*                     209,628
-------------------------------------------------------------------------
Interest                                                            1,093
=========================================================================
  Total investment income                                      10,334,072
=========================================================================

EXPENSES:

Advisory fees                                                   8,979,009
-------------------------------------------------------------------------
Administrative services fees                                      275,943
-------------------------------------------------------------------------
Custodian fees                                                    126,100
-------------------------------------------------------------------------
Distribution fees:
  Class A                                                       3,218,267
-------------------------------------------------------------------------
  Class B                                                       2,757,897
-------------------------------------------------------------------------
  Class C                                                         459,093
-------------------------------------------------------------------------
  Class R                                                           1,895
-------------------------------------------------------------------------
Transfer agent fees -- Class A, B, C and R                      4,504,324
-------------------------------------------------------------------------
Transfer agent fees -- Institutional Class                            278
-------------------------------------------------------------------------
Trustees' fees                                                     24,239
-------------------------------------------------------------------------
Other                                                             816,392
=========================================================================
    Total expenses                                             21,163,437
=========================================================================
Less: Fees waived and expense offset arrangements                 (25,506)
=========================================================================
    Net expenses                                               21,137,931
=========================================================================
Net investment income (loss)                                  (10,803,859)
=========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES AND FOREIGN CURRENCIES:

Net realized gain from investment securities                  157,363,463
=========================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                       (67,131,913)
-------------------------------------------------------------------------
  Foreign currencies                                                   12
=========================================================================
                                                              (67,131,901)
=========================================================================
Net gain from investment securities and foreign currencies     90,231,562
=========================================================================
Net increase in net assets resulting from operations          $79,427,703
_________________________________________________________________________
=========================================================================

* Dividends from affiliated money market funds are net of fees paid to security lending counterparties.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended April 30, 2004 and the year ended October 31, 2003 (Unaudited)

                                                                APRIL 30,        OCTOBER 31,
                                                                   2004              2003
----------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $  (10,803,859)   $  (22,244,366)
----------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies and option contracts                      157,363,463      (152,819,227)
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies and option
    contracts                                                    (67,131,901)      703,701,978
==============================================================================================
    Net increase in net assets resulting from operations          79,427,703       528,638,385
==============================================================================================
Share transactions-net:
  Class A                                                       (206,709,341)     (354,029,189)
----------------------------------------------------------------------------------------------
  Class B                                                        (66,664,856)      (78,758,321)
----------------------------------------------------------------------------------------------
  Class C                                                         (6,891,987)      (11,803,823)
----------------------------------------------------------------------------------------------
  Class R                                                            905,606           190,176
----------------------------------------------------------------------------------------------
  Institutional Class                                               (476,329)          (83,682)
==============================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                         (279,836,907)     (444,484,839)
==============================================================================================
    Net increase (decrease) in net assets                       (200,409,204)       84,153,546
==============================================================================================

NET ASSETS:

  Beginning of period                                          2,810,450,428     2,726,296,882
==============================================================================================
  End of period (including undistributed net investment
    income (loss) of $(11,266,634) and $(462,775) for 2004
    and 2003, respectively)                                   $2,610,041,224    $2,810,450,428
______________________________________________________________________________________________
==============================================================================================

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

April 30, 2004
(Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Weingarten Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of fifteen separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to provide growth of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, the Fund's officers, trustees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE"). Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transactions costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

H. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 1.00% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million up to and including $350 million, plus 0.625% of the Fund's average daily net assets in excess of $350 million. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds

(excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund). For the six months ended April 30, 2004, AIM waived fees of $4,333. Under the terms of a master sub-advisory agreement between AIM and A I M Capital Management, Inc. ("AIM Capital"), AIM pays AIM Capital 50% of the amount paid by the Fund to AIM.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2004, AIM was paid $275,943 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI"), formerly known as A I M Fund Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. For the Institutional Class, the transfer agent has contractually agreed to reimburse class specific transfer agent fees to the extent necessary to limit transfer agent fees to 0.10% of the average net assets. During the six months ended April 30, 2004, AISI retained $2,217,146 for such services.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C, Class R and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.30% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares may be paid to selected dealers and financial institutions who furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the six months ended April 30, 2004, the Class A, Class B, Class C and Class R shares paid $3,218,267, $2,757,897, $459,093 and $1,895, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended April 30, 2004, AIM Distributors advised the Fund that it retained $158,273 in front-end sales commissions from the sale of Class A shares and $1,552, $7,564, $3,762 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AIM Capital, AISI and/or AIM Distributors.


NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC"), to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. Each day the prior day's balance invested in the affiliated money market fund is redeemed in full and a new purchase amount is submitted to invest the current day's available cash and/or cash collateral received from securities lending transactions. The tables below show the transactions in and earnings from investments in affiliated money market funds for the period ended April 30, 2004.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                            UNREALIZED
                     MARKET VALUE        PURCHASES      PROCEEDS FROM      APPRECIATION     MARKET VALUE    DIVIDEND      REALIZED
FUND                   10/31/03           AT COST           SALES         (DEPRECIATION)      04/30/04       INCOME      GAIN (LOSS)
------------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class              $36,428,079        $204,541,772    $(229,392,754)        $   --        $11,577,097     $ 74,574       $   --
------------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class               36,428,079         204,541,772     (229,392,754)            --         11,577,097       72,243           --
====================================================================================================================================
  Subtotal           $72,856,158        $409,083,544    $(458,785,508)        $   --        $23,154,194     $146,817       $   --
====================================================================================================================================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                            UNREALIZED
                     MARKET VALUE         PURCHASES      PROCEEDS FROM     APPRECIATION     MARKET VALUE    DIVIDEND      REALIZED
FUND                   10/31/03            AT COST           SALES        (DEPRECIATION)      04/30/04       INCOME*     GAIN (LOSS)
------------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class              $ 38,996,800        $359,375,081    $(340,603,006)      $    --        $57,768,875     $ 62,811       $    --
====================================================================================================================================
  Total              $111,852,958        $768,458,625    $(799,388,514)      $    --        $80,923,069     $209,628       $    --
____________________________________________________________________________________________________________________________________
====================================================================================================================================

* Dividend income is net of fees paid to security lending counterparties of $301,483.

NOTE 4--EXPENSE OFFSET ARRANGEMENTS

Indirect expenses under expense offset arrangements are comprised of transfer agency credits resulting from balances in Demand Deposit Accounts (DDA) used by the transfer agency for clearing shareholder transactions. For the six months ended April 30, 2004, the Fund received reductions in transfer agency fees from AISI (an affiliate of AIM) of $21,173 under an expense offset arrangement, which resulted in a reduction of the Fund's total expenses of $21,173.

NOTE 5--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds and INVESCO Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the six months ended April 30, 2004, the Fund paid legal fees of $7,092 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the six months ended April 30, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.

    At April 30, 2004, securities with an aggregate value of $53,690,701 were on loan to brokers. The loans were secured by cash collateral of $57,768,875 received by the Fund and subsequently invested in an affiliated money market fund. For the six months ended April 30, 2004, the Fund received dividends on cash collateral net of fees paid to counterparties of $62,811 for securities lending transactions.

NOTE 8--TAX INFORMATION

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be updated at the Fund's fiscal year-end.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to use capital loss carryforward may be limited under the Internal Revenue Code and related regulations.

  The Fund has a capital loss carryforward for tax purposes as of October 31, 2003 which expires as follows:

                                                                 CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD*
------------------------------------------------------------------------------
October 31, 2009                                                $2,559,101,338
------------------------------------------------------------------------------
October 31, 2010                                                   763,027,747
------------------------------------------------------------------------------
October 31, 2011                                                   196,611,268
==============================================================================
Total capital loss carryforward                                 $3,518,740,353
______________________________________________________________________________
==============================================================================


* Any capital loss carryforward listed is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the six months ended April 30, 2004 was $1,050,926,636 and $1,243,658,936, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities       $538,813,330
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities      (58,240,361)
==============================================================================
Net unrealized appreciation of investment securities             $480,572,969
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is $2,209,897,100.


NOTE 10--SHARE INFORMATION

The Fund currently offers five different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares and Institutional Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class R shares and Institutional Class shares are sold at net asset value. Under some circumstances, Class A shares and Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                              CHANGES IN SHARES OUTSTANDING
--------------------------------------------------------------------------------------------------------------------------
                                                                    SIX MONTHS ENDED                   YEAR ENDED
                                                                     APRIL 30, 2004                 OCTOBER 31, 2003
                                                              ----------------------------    ----------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                       3,756,900    $  45,855,282     10,192,956    $ 102,256,843
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                       1,729,871       19,437,131      5,051,931       47,044,808
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                         634,548        7,141,131      1,715,252       15,941,057
--------------------------------------------------------------------------------------------------------------------------
  Class R                                                          92,769        1,134,058         23,136          234,973
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                               8,265          107,206         16,638          177,847
==========================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                       2,349,730       28,916,839      1,369,192       14,331,798
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (2,547,150)     (28,916,839)    (1,477,850)     (14,331,798)
==========================================================================================================================
Reacquired:
  Class A                                                     (23,196,433)    (281,481,462)   (47,251,093)    (470,617,830)
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (5,083,204)     (57,185,148)   (12,154,199)    (111,471,331)
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (1,247,449)     (14,033,118)    (2,990,841)     (27,744,880)
--------------------------------------------------------------------------------------------------------------------------
  Class R                                                         (18,615)        (228,452)        (4,184)         (44,797)
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                             (45,454)        (583,535)       (25,361)        (261,529)
==========================================================================================================================
                                                              (23,566,222)   $(279,836,907)   (45,534,423)   $(444,484,839)
__________________________________________________________________________________________________________________________
==========================================================================================================================

NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                 CLASS A
                                        -----------------------------------------------------------------------------------------
                                        SIX MONTHS
                                          ENDED                                   YEAR ENDED OCTOBER 31,
                                        APRIL 30,        ------------------------------------------------------------------------
                                           2004             2003          2002             2001          2000             1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period    $   11.59        $     9.47    $    12.65       $    28.16    $    28.31       $    21.72
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)              (0.04)            (0.07)        (0.07)(a)        (0.10)        (0.14)(a)        (0.10)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities
    (both realized and unrealized)           0.35              2.19         (3.11)          (11.87)         3.18             8.16
=================================================================================================================================
    Total from investment operations         0.31              2.12         (3.18)          (11.97)         3.04             8.06
=================================================================================================================================
Less distributions:
  Dividends from net investment income         --                --            --               --            --            (0.01)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized
    gains                                      --                --            --            (3.54)        (3.19)           (1.46)
=================================================================================================================================
    Total distributions                        --                --            --            (3.54)        (3.19)           (1.47)
=================================================================================================================================
Net asset value, end of period          $   11.90        $    11.59    $     9.47       $    12.65    $    28.16       $    28.31
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                              2.67%            22.39%       (25.14)%         (47.38)%       10.61%           38.62%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                              $2,016,086       $2,160,823    $2,104,660       $4,001,552    $8,948,781       $8,089,739
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net
  assets:
  With fee waivers                           1.36%(c)          1.47%         1.33%            1.21%         1.03%            1.03%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                        1.36%(c)          1.47%         1.33%            1.22%         1.07%            1.08%
=================================================================================================================================
Ratio of net investment income (loss)
  to average net assets                     (0.62)%(c)        (0.68)%       (0.64)%          (0.56)%       (0.45)%          (0.38)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(d)                     38%              111%          217%             240%          145%             124%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $2,157,299,504.
(d)  Not annualized for periods less than one year.

                                                                                CLASS B
                                          -----------------------------------------------------------------------------------
                                          SIX MONTHS
                                            ENDED                                YEAR ENDED OCTOBER 31,
                                          APRIL 30,        ------------------------------------------------------------------
                                             2004            2003        2002           2001         2000             1999
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period       $  10.71        $   8.82    $  11.86       $  26.82    $    27.29       $    21.12
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                (0.08)          (0.14)      (0.15)(a)      (0.21)        (0.36)(a)        (0.30)(a)
-----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                   0.33            2.03       (2.89)        (11.21)         3.08             7.93
=============================================================================================================================
    Total from investment operations           0.25            1.89       (3.04)        (11.42)         2.72             7.63
=============================================================================================================================
Less distributions from net realized
  gains                                          --              --          --          (3.54)        (3.19)           (1.46)
=============================================================================================================================
Net asset value, end of period             $  10.96        $  10.71    $   8.82       $  11.86    $    26.82       $    27.29
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Total return(b)                                2.33%          21.43%     (25.63)%       (47.75)%        9.76%           37.59%
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)   $504,191        $555,779    $533,224       $922,476    $1,927,514       $1,291,456
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                             2.06%(c)        2.17%       2.04%          1.92%         1.78%            1.82%
-----------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                          2.06%(c)        2.17%       2.04%          1.93%         1.82%            1.87%
=============================================================================================================================
Ratio of net investment income (loss) to
  average net assets                          (1.32)%(c)      (1.38)%     (1.34)%        (1.27)%       (1.20)%          (1.17)%
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Portfolio turnover rate(d)                       38%            111%        217%           240%          145%             124%
_____________________________________________________________________________________________________________________________
=============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $554,610,131.
(d)  Not annualized for periods less than one year.

                                                                             CLASS C
                                          -----------------------------------------------------------------------------
                                          SIX MONTHS
                                            ENDED                             YEAR ENDED OCTOBER 31,
                                          APRIL 30,        ------------------------------------------------------------
                                             2004           2003       2002           2001        2000           1999
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period       $ 10.72         $  8.83    $ 11.87       $  26.85    $  27.30       $  21.14
-----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)               (0.08)          (0.14)     (0.15)(a)      (0.21)      (0.36)(a)      (0.30)(a)
-----------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                  0.33            2.03      (2.89)        (11.23)       3.10           7.92
=======================================================================================================================
    Total from investment operations          0.25            1.89      (3.04)        (11.44)       2.74           7.62
=======================================================================================================================
Less distributions from net realized
  gains                                         --              --         --          (3.54)      (3.19)         (1.46)
=======================================================================================================================
Net asset value, end of period             $ 10.97         $ 10.72    $  8.83       $  11.87    $  26.85       $  27.30
_______________________________________________________________________________________________________________________
=======================================================================================================================
Total return(b)                               2.33%          21.40%    (25.61)%       (47.77)%      9.83%         37.50%
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)   $86,755         $91,325    $86,455       $150,604    $301,590       $105,420
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                            2.06%(c)        2.17%      2.04%          1.92%       1.78%          1.82%
-----------------------------------------------------------------------------------------------------------------------
  Without fee waivers                         2.06%(c)        2.17%      2.04%          1.93%       1.82%          1.87%
=======================================================================================================================
Ratio of net investment income (loss) to
  average net assets                         (1.32)%(c)      (1.38)%    (1.34)%        (1.27)%     (1.20)%        (1.17)%
_______________________________________________________________________________________________________________________
=======================================================================================================================
Portfolio turnover rate(d)                      38%            111%       217%           240%        145%           124%
_______________________________________________________________________________________________________________________
=======================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $92,323,016.
(d)  Not annualized for periods less than one year.

                                                                                 CLASS R
                                                              ---------------------------------------------
                                                                                              JUNE 3, 2002
                                                              SIX MONTHS                       (DATE SALES
                                                                ENDED          YEAR ENDED     COMMENCED) TO
                                                              APRIL 30,        OCTOBER 31,     OCTOBER 31,
                                                                 2004             2003            2002
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $11.56           $ 9.47          $ 11.36
-----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.03)           (0.06)           (0.03)(a)
-----------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   0.32             2.15            (1.86)
===========================================================================================================
    Total from investment operations                              0.29             2.09            (1.89)
===========================================================================================================
Net asset value, end of period                                  $11.85           $11.56          $  9.47
___________________________________________________________________________________________________________
===========================================================================================================
Total return(b)                                                   2.51%           22.07%          (16.64)%
___________________________________________________________________________________________________________
===========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $1,198           $  311          $    76
===========================================================================================================
Ratio of expenses to average net assets                           1.56%(c)         1.67%            1.53%(d)
===========================================================================================================
Ratio of net investment income (loss) to average net assets      (0.82)%(c)       (0.88)%          (0.84)%(d)
___________________________________________________________________________________________________________
===========================================================================================================
Portfolio turnover rate(e)                                          38%             111%             217%
___________________________________________________________________________________________________________
===========================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c)  Ratios are annualized and based on average daily net assets of $762,302.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                                   INSTITUTIONAL CLASS
                                                        -------------------------------------------------------------------------
                                                        SIX MONTHS
                                                          ENDED                           YEAR ENDED OCTOBER 31,
                                                        APRIL 30,        --------------------------------------------------------
                                                           2004           2003      2002          2001      2000           1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                      $12.20         $ 9.91    $ 13.16       $29.00    $ 28.96       $  22.18
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                             (0.00)          0.00      (0.01)(a)    (0.01)     (0.06)(a)       0.02
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                             0.37           2.29      (3.24)      (12.29)      3.29           8.32
=================================================================================================================================
    Total from investment operations                        0.37           2.29      (3.25)      (12.30)      3.23           8.34
=================================================================================================================================
Less distributions:
  Dividends from net investment income                        --             --         --           --         --          (0.10)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                       --             --         --        (3.54)     (3.19)         (1.46)
=================================================================================================================================
    Total distributions                                       --             --         --        (3.54)     (3.19)         (1.56)
=================================================================================================================================
Net asset value, end of period                            $12.57         $12.20    $  9.91       $13.16    $ 29.00       $  28.96
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                             3.03%         23.11%    (24.70)%     (47.11)%    11.07%         39.20%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                  $1,812         $2,213    $ 1,883       $7,667    $18,634       $114,076
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                          0.76%(c)       0.78%      0.82%        0.69%      0.64%          0.63%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                       0.76%(c)       0.78%      0.82%        0.70%      0.68%          0.68%
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                   (0.02)%(c)      0.01%     (0.12)%      (0.04)%    (0.04)%         0.02%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(d)                                    38%           111%       217%         240%       145%           124%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $2,075,038.
(d)  Not annualized for periods less than one year.

NOTE 12--LEGAL PROCEEDINGS

Your Fund's investment advisor, A I M Advisors, Inc. ("AIM"), is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. ("IFG"), was formerly the investment advisor to the INVESCO Funds. AIM succeeded IFG as the investment advisor to the INVESCO Funds other than INVESCO Variable Investment Funds, Inc. ("IVIF") on November 25, 2003, and succeeded IFG as the investment advisor to IVIF on April 30, 2004.

  The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to a wide range of issues, including issues of "market timing" and "late trading." Both AIM and IFG are the subject of a number of such inquiries, as described below.

Regulatory Actions and Inquiries Concerning IFG

  On December 2, 2003 each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against IFG and Raymond R. Cunningham, in his capacity as the Chief Executive Officer of IFG. Mr. Cunningham also currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc. ("AIM Management"), the parent of AIM, and the position of Senior Vice President of AIM. As of April 23, 2004, Mr. Cunningham was granted a voluntary administrative leave of absence with pay. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings.

  The SEC complaint alleges that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

  The NYAG and Colorado complaints made substantially similar allegations. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief; civil monetary penalties; and other relief.

  In addition, IFG has received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and other related issues concerning the INVESCO Funds. These regulators include the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, the Office of the Secretary of State for West Virginia, the Colorado Securities Division and the Bureau of Securities of the State of New Jersey. IFG has also received more limited inquiries from the United States Department of Labor ("DOL"), the NASD, Inc. ("NASD"), the SEC and the United States Attorney's Office for the Southern District of New York concerning certain specific INVESCO Funds, entities and/or individuals. IFG is providing full cooperation with respect to these inquiries.

Regulatory Inquiries Concerning AIM

  AIM has also received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and other related issues concerning the AIM Funds. AIM has received requests for information and documents concerning these and related matters from the SEC, the Massachusetts Secretary of the Commonwealth, the Office of the State Auditor for the State of West Virginia and the Department of Banking for the State of Connecticut. In addition, AIM has received subpoenas concerning these and related matters from the NYAG, the United States Attorney's Office for the District of Massachusetts, the Commissioner of Securities for the State of Georgia, the Office of the Secretary of State for West Virginia and the Bureau of Securities of the State of New Jersey. AIM has also received more limited inquiries from the DOL, the NASD, the SEC and the United States Attorney's Office for the Southern District of New York concerning certain specific AIM Funds, entities and/or individuals. AIM is providing full cooperation with respect to these inquiries.

Response of AMVESCAP

  AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. In addition, AMVESCAP has retained separate outside counsel to undertake a comprehensive review of AIM's and IFG's policies, procedures and practices, with the objective that they rank among the most effective in the fund industry. At the direction of the trustees of the AIM and INVESCO Funds, AMVESCAP will pay all of the expenses incurred by the AIM and INVESCO Funds related to market timing, including expenses incurred in connection with the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM.

  For the period ended April 30, 2004, AMVESCAP has assumed $100,517 of expenses incurred by the Fund in connection with these matters, including legal, audit, shareholder servicing, communication and trustee expenses.

  There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, including but not limited to A I M Capital Management, Inc., AIM Funds Management Inc., INVESCO Global Asset Management (N.A.), Inc., INVESCO Institutional (N.A.), Inc. ("IINA") and INVESCO Senior Secured Management, Inc., from serving as an investment advisor to any investment company registered under the Investment Company Act of 1940 (a "registered investment company"), including the Fund. The Fund has been informed by AIM that, if AIM is so barred, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There can be no assurance that such exemptive relief will be granted. Any settlement with the regulators could also include terms which would bar Mr. Cunningham from serving as an officer or director of any registered investment company.

Private Actions Alleging Market Timing

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities and certain of their officers, including Mr. Cunningham) making allegations substantially similar to the allegations in the regulatory complaints against IFG described above. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violation of various provisions of the Federal and state securities laws;
(ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA"); (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees.

  IFG has removed certain of the state court proceedings to Federal District Court. The Judicial Panel on Multidistrict Litigation (the "Panel") has ruled that all actions pending in Federal court that allege market timing and/or late trading be transferred to the United States District Court for the District of Maryland for coordinated pre-trial proceedings. Some of the cases against IFG and the other AMVESCAP defendants have already been transferred to the District of Maryland in accordance with the Panel's directive. AIM and IFG anticipate that in time most or all of the actions pending against them and the other AMVESCAP defendants alleging market timing and/or late trading will be transferred to the multidistrict litigation.

Other Private Actions

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, IINA, A I M Distributors, Inc. ("AIM Distributors") and INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in both Federal and state courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees.

  Certain other civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG and AIM) alleging that certain AIM and INVESCO Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

  Additional lawsuits or regulatory actions arising out of the circumstances above and presenting similar allegations and requests for relief may be served or filed against the Fund, IFG, AIM, AIM Management, IINA, AIM Distributors, INVESCO Distributors, AMVESCAP and related entities and individuals in the future.

  As a result of the above developments, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the matters described above may have on the Fund or AIM.

OTHER INFORMATION

TRUSTEES AND OFFICERS

BOARD OF TRUSTEES        OFFICERS                                 OFFICE OF THE FUND
Bob R. Baker             Robert H. Graham                         11 Greenway Plaza
Frank S. Bayley          Chairman and President                   Suite 100
James T. Bunch                                                    Houston, TX 77046-1173
Bruce L. Crockett        Mark H. Williamson
Albert R. Dowden         Executive Vice President                 INVESTMENT ADVISOR
Edward K. Dunn Jr.                                                A I M Advisors, Inc.
Jack M. Fields           Kevin M. Carome                          11 Greenway Plaza
Carl Frischling          Senior Vice President, Secretary and     Suite 100
Robert H. Graham          Chief Legal Officer                     Houston, TX 77046-1173
Gerald J. Lewis
Prema Mathai-Davis       Stuart W. Coco                           SUB-ADVISOR
Lewis F. Pennock         Vice President                           A I M Capital Management, Inc.
Ruth H. Quigley                                                   11 Greenway Plaza
Louis S. Sklar           Melville B. Cox                          Suite 100
Larry Soll, Ph.D.        Vice President                           Houston, TX 77046
Mark H. Williamson
                         Sidney M. Dilgren                        TRANSFER AGENT
                         Vice President and Treasurer             AIM Investment Services, Inc.
                                                                  P.O. Box 4739
                         Karen Dunn Kelley                        Houston, TX 77210-4739
                         Vice President
                                                                  CUSTODIAN
                         Edgar M. Larsen                          State Street Bank and Trust Company
                         Vice President                           225 Franklin Street
                                                                  Boston, MA 02110-2801

                                                                  COUNSEL TO THE FUND
                                                                  Ballard Spahr
                                                                  Andrews & Ingersoll, LLP
                                                                  1735 Market Street
                                                                  Philadelphia, PA 19103-7599

                                                                  COUNSEL TO THE TRUSTEES
                                                                  Kramer, Levin, Naftalis & Frankel LLP
                                                                  919 Third Avenue
                                                                  New York, NY 10022-3852

                                                                  DISTRIBUTOR
                                                                  A I M Distributors, Inc.
                                                                  11 Greenway Plaza
                                                                  Suite 100
                                                                  Houston, TX 77046-1173

    DOMESTIC EQUITY                              INTERNATIONAL/GLOBAL EQUITY                    FIXED INCOME

AIM Aggressive Growth Fund                   AIM Asia Pacific Growth Fund                  TAXABLE
AIM Balanced Fund*                           AIM Developing Markets Fund
AIM Basic Balanced Fund*                     AIM European Growth Fund                      AIM Floating Rate Fund
AIM Basic Value Fund                         AIM European Small Company Fund               AIM High Yield Fund
AIM Blue Chip Fund                           AIM Global Aggressive Growth Fund             AIM Income Fund
AIM Capital Development Fund                 AIM Global Equity Fund(4)                     AIM Intermediate Government Fund
AIM Charter Fund                             AIM Global Growth Fund                        AIM Limited Maturity Treasury Fund
AIM Constellation Fund                       AIM Global Value Fund                         AIM Money Market Fund
AIM Dent Demographic Trends Fund             AIM International Emerging Growth Fund        AIM Short Term Bond Fund
AIM Diversified Dividend Fund                AIM International Growth Fund                 AIM Total Return Bond Fund
AIM Emerging Growth Fund                     AIM Trimark Fund                              INVESCO U.S. Government Money Fund
AIM Large Cap Basic Value Fund               INVESCO International Core Equity Fund(5)
AIM Large Cap Growth Fund                                                                  TAX-FREE
AIM Libra Fund                                         SECTOR EQUITY
AIM Mid Cap Basic Value Fund                                                               AIM High Income Municipal Fund
AIM Mid Cap Core Equity Fund(1)              AIM Global Health Care Fund                   AIM Municipal Bond Fund
AIM Mid Cap Growth Fund                      AIM Real Estate Fund                          AIM Tax-Exempt Cash Fund
AIM Opportunities I Fund                     INVESCO Advantage Health Sciences Fund        AIM Tax-Free Intermediate Fund
AIM Opportunities II Fund                    INVESCO Energy Fund
AIM Opportunities III Fund                   INVESCO Financial Services Fund                  AIM ALLOCATION SOLUTIONS
AIM Premier Equity Fund                      INVESCO Gold & Precious Metals Fund
AIM Select Equity Fund                       INVESCO Health Sciences Fund                  AIM Aggressive Allocation Fund
AIM Small Cap Equity Fund(2)                 INVESCO Leisure Fund                          AIM Conservative Allocation Fund
AIM Small Cap Growth Fund(3)                 INVESCO Multi-Sector Fund                     AIM Moderate Allocation Fund
AIM Trimark Endeavor Fund                    INVESCO Technology Fund
AIM Trimark Small Companies Fund             INVESCO Utilities Fund
AIM Weingarten Fund
INVESCO Core Equity Fund
INVESCO Dynamics Fund
INVESCO Mid-Cap Growth Fund
INVESCO Small Company Growth Fund
INVESCO S&P 500 Index Fund
INVESCO Total Return Fund*

* Domestic equity and income fund

CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY. FOR THIS AND OTHER IMPORTANT INFORMATION ABOUT AIM AND INVESCO FUNDS, OBTAIN A PROSPECTUS FROM YOUR FINANCIAL ADVISOR OR AIMINVESTMENTS.COM AND READ IT THOROUGHLY BEFORE INVESTING.

(1) As of the close of business on February 27, 2004, AIM Mid Cap Core Equity Fund is available to new investors on a limited basis. For information on who may continue to invest in AIM Mid Cap Core Equity Fund, please contact your financial advisor. (2) AIM Small Cap Equity Fund was closed to most investors on December 19, 2003. For information on who may continue to invest in AIM Small Cap Equity Fund, please contact your financial advisor. (3) AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor. (4) Effective March 31, 2004, AIM Global Trends Fund was renamed AIM Global Equity Fund. (5) Effective November 24, 2003, INVESCO International Blue Chip Value Fund was renamed INVESCO International Core Equity Fund.

   If used after July 20, 2004, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $148 billion in assets for approximately 11 million shareholders, including individual investors, corporate clients and financial institutions. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $381 billion in assets under management. Data as of March 31, 2004.

                               AIMinvestments.com

                                                                       WEI-SAR-1


                                     YOUR GOALS. OUR SOLUTIONS.--Registered Trademark--
---------------------------------------------------------------------------------------
Mutual  Retirement  Annuities  College   Separately  Offshore  Alternative  Cash               [AIM INVESTMENTS LOGO APPEARS HERE]
Funds   Products               Savings   Managed     Products  Investments  Management                   --Servicemark--
                               Plans     Accounts
---------------------------------------------------------------------------------------

ITEM 2.  CODE OF ETHICS.

         Not applicable for semi-annual reports.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

         Not applicable for semi-annual reports.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

         Not applicable for semi-annual reports.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

         Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS.

         Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Not applicable.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

         Not applicable.

ITEM 9.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

         The Registrant adopted Shareholder Communication Procedures (the "Procedures") on December 10, 2003, which Procedures were amended effective June 9, 2004. The Procedures set forth the process by which shareholders of the Registrant may send communications to the Board. As originally drafted, the Procedures covered recommendations of nominees sent by shareholders to the Board or to an individual trustee. However, the amended Procedures adopted effective June 9, 2004 do not cover such shareholder communications. Therefore, the adoption of the amended Procedures could be viewed as a material change to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees.

ITEM 10. CONTROLS AND PROCEDURES.

(a) As of June 18, 2004, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the Principal Executive Officer ("PEO") and Principal Financial Officer ("PFO"), to assess the effectiveness of the Registrant's disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act"), as amended. Based on that evaluation, the Registrant's officers, including the PEO and PFO, concluded that, as of June 18, 2004, the

         Registrant's disclosure controls and procedures were reasonably designed so as to ensure: (1) that information required to be disclosed by the Registrant of Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b) There have been no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant's last fiscal half-year (the Registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

11(a)(1) Not applicable for semi-annual reports.

11(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

11(a)(3) Not applicable.

11(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) of the Investment Company Act of 1940.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:       AIM Equity Funds
                  ----------------------------------------




By:               /s/ ROBERT H. GRAHAM
                  ----------------------------------------
                  Robert H. Graham
                  Principal Executive Officer


Date:             July 2, 2004
                  ----------------------------------------




Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By:               /s/ ROBERT H. GRAHAM
                  ----------------------------------------
                  Robert H. Graham
                  Principal Executive Officer


Date:             July 2, 2004
                  ----------------------------------------




By:               /s/ SIDNEY M. DILGREN
                  ----------------------------------------
                  Sidney M. Dilgren
                  Principal Financial Officer


Date:             July 2, 2004
                  ----------------------------------------

Semi-annual


                                  EXHIBIT INDEX


11(a)(1)      Not applicable for semi-annual reports.

11(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

11(a)(3)      Not applicable.

11(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) of the Investment Company Act of 1940.